                                    [GRAPHIC]



                               Equity Portfolios


                                INVESTOR SHARES

BlackRock Funds/SM/ is a mutual fund family with 43 investment portfolios, 17 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.




PROSPECTUS
January 28, 2002

[LOGO] BLACKROCK FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC- May lose value
INSURED   No bank guarantee

Table of
Contents

                    How to find the information you need   1

                    THE BLACKROCK EQUITY PORTFOLIOS

                    Large Cap Value.....................   2

                    Large Cap Growth....................   9

                    Mid-Cap Value.......................  16

                    Mid-Cap Growth......................  24

                    Small Cap Value.....................  32

                    Small Cap Growth....................  40

                    Global Science & Technology.........  47

                    Global Communications...............  57

                    European Equity.....................  65

                    Asia Pacific Equity.................  74

                    International Equity................  83

                    International Emerging Markets......  91

                    International Small Cap Equity......  99

                    Select Equity....................... 108

                    Index Equity........................ 116

                    Balanced Portfolio.................. 122

                    Micro-Cap Equity.................... 130

                    About Your Investment............... 138

                    How to Buy/Sell Shares.............. 148

                    Dividends/Distributions/Taxes....... 154

                    Services for Shareholders........... 156

How to Find the
Information You Need
About BlackRock Funds



This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 17 of the BlackRock Equity funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the prospectus, ask your registered representative for help. Your investment professional has been trained to help you decide which investments are right for you.

[LOGO]

BlackRock
Large Cap Value Equity Portfolio



                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is large cap value, referring to the type of securities the manager will choose for this fund.

 Large Capitalization Companies: The fund defines these companies as those with market capitalizations equal to those within the universe of the Russell 1000 Value Index stocks. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however, their size may also make them less flexible and innovative than smaller companies.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. large capitalization value companies (defined as those with market capitalizations equal to those within the universe of Russell 1000 Value Index stocks). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team is seeking large capitalization stocks which they believe are worth more than is indicated by current market price. The management team initially screens for "value" stocks from the universe of companies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The management team uses fundamental analysis to examine each company before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the management team believes it is fully valued or when, in the management team's opinion, fundamental conditions change such that the risk of continuing to hold the stock is unacceptable when compared to return potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap growth stocks may outperform this fund.

While the management team chooses stocks they believe to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. Investor A Shares were launched in May 1992, Investor B Shares were launched in January 1996 and Investor C Shares were launched in August 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

                                    [CHART]
As of 12/31                     Investor A Shares
ANNUAL TOTAL RETURNS**

  93     94    95     96     97    98    99    00      01
------ ----- ------ ------ ------ ----- ----- ----- --------
17.84% 0.73% 34.31% 23.81% 28.02% 9.97% 3.28% 9.42% (10.25)%

Best Quarter
Q4 '98: 15.89%

Worst Quarter
Q3 '98: (14.19)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS**
                                                      Since    Inception
                         1 Year   3 Years  5 Years  Inception     Date
Large Cap Value; Inv A  (14.27)%  (1.05)%   6.40%     11.26%    04/20/92
Large Cap Value; Inv B  (14.90)%  (1.82)%   6.26%     11.26%    04/20/92
Large Cap Value; Inv C  (11.82)%  (0.29)%   6.57%     11.26%    04/20/92
Russell 1000 Value       (5.59)%   2.75%   11.14%     14.23%    04/20/92

 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                                           A Shares B Shares C Shares
         Maximum Sales Charge (Load)
          Imposed on Purchases*              4.5%     0.0%      0.0%
         (as percentage of offering price)
         Maximum Deferred Sales Charge
          (Load)                             0.0%     4.5%**   1.00%***
         (as percentage of offering price)

 *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                              A Shares B Shares C Shares
         Advisory fees                           .52%     .52%     .52%
         Distribution (12b-1) fees               .10%     .75%     .75%
         Other expenses                          .75%     .75%     .75%
            Service fees                         .25%     .25%     .25%
            Processing fees                      .15%     .15%     .15%
            Other                                .35%     .35%     .35%
         Total annual fund operating expenses   1.37%    2.02%    2.02%
         Fee waivers and expense
          reimbursements*                        .11%     .01      .01
         Net expenses*                          1.26%    2.01%    2.01%

 *BlackRock and BlackRock Distributors, Inc., the Fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.26% (for Investor A Shares) and 2.01% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years 5 Years 10 Years
           A Shares*                  $573   $854   $1,156   $2,013
           B Shares**
                 Redemption           $654   $983   $1,287   $2,180***
           B Shares
                 No Redemption        $204   $633   $1,087   $2,180***
           C Shares**
                 Redemption           $304   $633   $1,087   $2,347
           C Shares
                 No Redemption        $204   $633   $1,087   $2,347

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Chris R. Kaufman, leader of the BlackRock large cap value team and Managing Director at BlackRock since July 2000; Gemma Ivol, Vice President and investment manager at BlackRock since 1995; Paul Sloate, director and investment manager at BlackRock since September 2001; and John M. Chambers, Vice President and investment manager at BlackRock since August 2000. Prior to joining BlackRock, Mr. Kaufman was a Senior Vice President and Portfolio Manager at Retirement System Investors Inc. ("RSI") since 1995 and Director of Research at RSI since 1997, and Ms. Ivol served as an equity analyst with Provident Capital Management from 1988 to 1995. Prior to joining BlackRock, Mr. Sloate was an assistant portfolio manager at Schneider Capital Management Company from 1997 to 2001 and was a senior investment analyst and Vice President with Wellington Management Company, LLP in 1995 and 1996. Mr. Chambers formerly was an equity analyst covering technology stocks for the large cap growth and value products at RSI, prior to which he served as an equity analyst in the private client area at Schroder & Co. from 1996 to 2000. Mr. Kaufman has been lead manager of the portfolio since July 2000, Mr. Chambers has been a portfolio co-manager since September 2000, Ms. Ivol since June 2000 and Mr. Sloate since January 2002.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                            Large Cap Value Equity Portfolio
                            (formerly the Value Equity Portfolio)

                                                                         -----------------------------------------------
                                                                                           INVESTOR A
                                                                                             SHARES
                                                                         -----------------------------------------------
                                                                          Year      Year     Year     Year      Year
                                                                          Ended     Ended    Ended    Ended     Ended
                                                                         9/30/01   9/30/00  9/30/99  9/30/98   9/30/97
Net asset value at beginning of period                                   $ 15.11   $ 15.74  $ 14.68  $ 17.52   $ 15.35
                                                                         -------   -------  -------  -------   -------
Income from investment operations
 Net investment income (loss)                                               0.07      0.10     0.16     0.17      0.23
 Net gain (loss) on investments (both realized and unrealized)             (1.27)     0.77     2.01    (0.60)     4.69
                                                                         -------   -------  -------  -------   -------
    Total from investment operations                                       (1.20)     0.87     2.17    (0.43)     4.92
                                                                         -------   -------  -------  -------   -------
Less distributions
 Distributions from net investment income                                  (0.07)    (0.09)   (0.16)   (0.16)    (0.23)
 Distributions from net realized capital gains                             (1.25)    (1.41)   (0.95)   (2.25)    (2.52)
                                                                         -------   -------  -------  -------   -------
    Total distributions                                                    (1.32)    (1.50)   (1.11)   (2.41)    (2.75)
                                                                         -------   -------  -------  -------   -------
Net asset value at end of period                                         $ 12.59   $ 15.11  $ 15.74  $ 14.68   $ 17.52
                                                                         =======   =======  =======  =======   =======
Total return/1/                                                            (8.64)%    5.71%   14.85%   (2.63)%   37.01%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                              $57,672   $56,689  $61,657  $51,151   $47,131
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                 1.27%     1.23%    1.19%    1.27%     1.26%
  Before advisory/administration fee waivers                                1.27%     1.23%    1.19%    1.28%     1.33%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                 0.53%     0.66%    0.96%    0.99%     1.44%
  Before advisory/administration fee waivers                                0.52%     0.66%    0.96%    0.98%     1.37%
Portfolio turnover rate                                                      114%      121%      42%      33%       37%
                                                                         -----------------------------------------------

                                                                         ------------------------------------------------
                                                                                           INVESTOR B
                                                                                             SHARES
                                                                         ------------------------------------------------
                                                                          Year      Year      Year     Year      Year
                                                                          Ended     Ended     Ended    Ended     Ended
                                                                         9/30/01   9/30/00   9/30/99  9/30/98   9/30/97
Net asset value at beginning of period                                   $ 14.97   $ 15.61   $ 14.59  $ 17.44   $ 15.32
                                                                         -------   -------   -------  -------   -------
Income from investment operations
 Net investment income (loss)                                              (0.03)    (0.01)     0.02     0.05      0.14
 Net gain (loss) on investments (both realized and unrealized)             (1.26)     0.77      1.99    (0.61)     4.64
                                                                         -------   -------   -------  -------   -------
    Total from investment operations                                       (1.29)     0.76      2.01    (0.56)     4.78
                                                                         -------   -------   -------  -------   -------
Less distributions
 Distributions from net investment income                                    - -       - -     (0.04)   (0.04)    (0.14)
 Distributions from net realized capital gains                             (1.25)    (1.40)    (0.95)   (2.25)    (2.52)
                                                                         -------   -------   -------  -------   -------
    Total distributions                                                    (1.25)    (1.40)    (0.99)   (2.29)    (2.66)
                                                                         -------   -------   -------  -------   -------
Net asset value at end of period                                         $ 12.43   $ 14.97   $ 15.61  $ 14.59   $ 17.44
                                                                         =======   =======   =======  =======   =======
Total return/1/                                                            (9.36)%    4.93%    13.93%   (3.45)%   36.40%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                              $29,178   $31,208   $33,206  $29,450   $19.773
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                 2.01%     2.00%     2.00%    2.06%     2.00%
  Before advisory/administration fee waivers                                2.02%     2.00%     2.00%    2.07%     2.07%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                (0.23)%   (0.11)%    0.15%    0.20%     0.64%
  Before advisory/administration fee waivers                               (0.24)%   (0.11)%    0.15%    0.19%     0.57%
Portfolio turnover rate                                                      114%      121%       42%      33%       37%
                                                                         -----------------------------------------------

                                                                         -------------------------------------------
                                                                                         INVESTOR C
                                                                                           SHARES
                                                                         -------------------------------------------
                                                                          Year     Year     Year    Year     Year
                                                                          Ended    Ended    Ended   Ended    Ended
                                                                         9/30/01  9/30/00  9/30/99 9/30/98  9/30/97
Net asset value at beginning of period                                   $14.97   $15.61   $14.59  $17.44   $15.32
                                                                         ------   ------   ------  ------   ------
Income from investment operations
 Net investment income (loss)                                             (0.03)    0.01     0.03    0.06      015
 Net gain (loss) on investments (both realized and unrealized)            (1.25)    0.75     1.98   (0.62)    4.63
                                                                         ------   ------   ------  ------   ------
    Total from investment operations                                      (1.28)    0.76     2.01   (0.56)    4.78
                                                                         ------   ------   ------  ------   ------
Less distributions
 Distributions from net investment income                                   - -      - -    (0.04)  (0.04)   (0.14)
 Distributions from net realized capital gains                            (1.25)   (1.40)   (0.95)  (2.25)   (2.52)
                                                                         ------   ------   ------  ------   ------
    Total distributions                                                   (1.25)   (1.40)   (0.99)  (2.29)   (2.66)
                                                                         ------   ------   ------  ------   ------
Net asset value at end of period                                         $12.44   $14.97   $15.61  $14.59   $17.44
                                                                         ======   ======   ======  ======   ======
Total return/1/                                                           (9.29)%   4.93%   13.93%  (3.45)%  35.99%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                              $9,738   $7,608   $4,172  $3,146   $1,428
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                2.01%    2.00%    2.00%   2.04%    2.01%
  Before advisory/administration fee waivers                               2.02%    2.00%    2.00%   2.05%    2.08%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                               (0.24)%  (0.13)%   0.15%   0.22%    0.61%
  Before advisory/administration fee waivers                              (0.25)%  (0.13)%   0.15%   0.21%    0.54%
Portfolio turnover rate                                                     114%     121%      42%     33%      37%
                                                                         ------------------------------------------

/1/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
Large Cap Growth Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company such (as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is large cap growth, referring to the type of securities the manager will choose for this fund.

 Large Capitalization Companies: The fund defines these companies as those with market capitalizations equal to those within the universe of the Russell 1000 Growth Index stocks. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however their size may also make them less flexible and innovative than smaller companies.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. large capitalization growth companies (defined as those with market capitalizations equal to those within the universe of Russell 1000 Growth Index stocks) which the fund management team believes have above-average earnings growth potential. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The management team initially screens for "growth" stocks from the universe of companies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, or if the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap value stocks may outperform this fund.

While the managment team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in November 1989. Investor A Shares were launched in March 1992, Investor B Shares were launched in January 1996 and Investor C Shares were launched in January 1997. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

                                    [CHART]

As of 12/31                       Investor A Shares
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '99: 27.18%

Worst Quarter
Q1 '01: (27.50)%

   92      93       94       95      96      97      98      99       00        01
-------  ------  --------  ------  ------  ------  ------  ------  --------  --------
(1.01)%  13.51%  (10.44)%  33.89%  19.77%  27.90%  40.63%  35.99%  (25.79)%  (34.90)%

The bar for 1992 is based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                                Inception
                          1 Year   3 Years   5 Years  10 Years     Date
Large Cap Growth; Inv A  (37.82)%  (14.40)%   2.45%     6.18%    11/01/89
Large Cap Growth; Inv B  (38.32)%  (15.05)%   2.24%     5.05%    11/01/89
Large Cap Growth; Inv C  (36.01)%  (13.78)%   2.57%     6.16%    11/01/89
Russell 1000 Growth      (20.42)%   (6.32)%   8.27%    10.80%      N/A

*The chart and the table both assume reinvestment of dividends and distributions.
These returns assume payment of applicable sales charges.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              4.5%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**   1.00%***
 (as percentage of offering price)

 *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                               A Shares B Shares C Shares
       Advisory fees                            .54%     .54%     .54%
       Distribution (12b-1) fees                .10%     .75%     .75%
       Other expenses                           .76%     .76%     .76%
         Service fees                           .25%     .25%     .25%
         Processing fees                        .15%     .15%     .15%
         Other                                  .36%     .36%     .36%
       Total annual fund operating expenses    1.40%    2.05%    2.05%
       Fee waivers and expense reimbursements*  .11%     .01      .01
       Net expenses*                           1.29%    2.04%    2.04%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.29% (for Investor A Shares) and 2.04% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
  A Shares*                                   $575   $863   $1,171   $2,045
  B Shares**
       Redemption                             $657   $992   $1,302   $2,212***
  B Shares
       No Redemption                          $207   $642   $1,102   $2,212***
  C Shares**
       Redemption                             $307   $642   $1,102   $2,378
  C Shares
       No Redemption                          $207   $642   $1,102   $2,378

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C

Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge
(CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Matthew Considine, Vice President and investment manager at BlackRock since 1998, and Steven P. Ralston, Vice President and investment manager at BlackRock since 1998. Mr. Considine served as a portfolio manager and equity analyst at Phoenix Duff & Phelps from 1995 to 1998. Prior to joining BlackRock in 1998, Mr. Ralston was an equity analyst with General Accident and previously Director of Research at First National Bank of Maryland. Mr. Considine has been a portfolio co-manager since June 2000 and Mr. Ralston since January 2001.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                           Large Cap Growth Equity Portfolio

                                                                    --------------------------------------------------
                                                                                       INVESTOR A
                                                                                         SHARES
                                                                    --------------------------------------------------
                                                                     Year       Year      Year      Year      Year
                                                                     Ended      Ended     Ended     Ended     Ended
                                                                    9/30/01    9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period                              $  23.36   $ 22.37   $ 18.06   $ 18.91   $ 14.94
                                                                    --------   -------   -------   -------   -------
Income from investment operations
 Net investment income (loss)                                          (0.09)    (0.16)    (0.09)    (0.05)     0.01
 Net gain (loss) on investments (both realized and unrealized)        (11.59)     4.77      6.03      1.84      4.72
                                                                    --------   -------   -------   -------   -------
    Total from investment operations                                  (11.68)     4.61      5.94      1.79      4.73
                                                                    --------   -------   -------   -------   -------
Less distributions
 Distributions from net investment income                                - -       - -       - -       - -     (0.02)
 Distributions from net realized capital gains                         (2.78)    (3.62)    (1.63)    (2.64)    (0.74)
                                                                    --------   -------   -------   -------   -------
    Total distributions                                                (2.78)    (3.62)    (1.63)    (2.64)    (0.76)
                                                                    --------   -------   -------   -------   -------
Net asset value at end of period                                    $   8.90   $ 23.36   $ 22.37   $ 18.06   $ 18.91
                                                                    ========   =======   =======   =======   =======
Total return/3/                                                       (55.78)%   22.31%    34.91%    11.16%    33.18%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $ 35,609   $87,375   $61,211   $33,340   $25,575
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                             1.29%     1.25%     1.22%     1.33%     1.27%
  Before advisory/administration fee waivers                            1.30%     1.25%     1.22%     1.33%     1.34%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                            (0.59)%   (0.70)%   (0.42)%   (0.30)%    0.07%
  Before advisory/administration fee waivers                           (0.60)%   (0.70)%   (0.42)%   (0.30)%    0.02%
Portfolio turnover rate                                                  164%      121%       60%       54%       81%
                                                                    --------------------------------------------------

                                                                    -------------------------------------------------
                                                                                       INVESTOR B
                                                                                         SHARES
                                                                    -------------------------------------------------
                                                                     Year      Year      Year      Year      Year
                                                                     Ended     Ended     Ended     Ended     Ended
                                                                    9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period                              $ 22.34   $ 21.68   $ 17.68   $ 18.69   $14.86
                                                                    -------   -------   -------   -------   ------
Income from investment operations
 Net investment income (loss)                                         (0.19)    (0.28)    (0.20)    (0.15)   (0.07)
 Net gain (loss) on investments (both realized and unrealized)       (10.98)     4.56      5.83      1.78     4.64
                                                                    -------   -------   -------   -------   ------
    Total from investment operations                                 (11.17)     4.28      5.63      1.63     4.57
                                                                    -------   -------   -------   -------   ------
Less distributions
 Distributions from net investment income                               - -       - -       - -       - -      - -
 Distributions from net realized capital gains                        (2.78)    (3.62)    (1.63)    (2.64)   (0.74)
                                                                    -------   -------   -------   -------   ------
    Total distributions                                               (2.78)    (3.62)    (1.63)    (2.64)   (0.74)
                                                                    -------   -------   -------   -------   ------
Net asset value at end of period                                    $  8.39   $ 22.34   $ 21.68   $ 17.68   $18.69
                                                                    =======   =======   =======   =======   ======
Total return/3/                                                      (56.08)%   21.37%    33.83%    10.33%   32.18%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $25,986   $65,977   $37,032   $14,713   $7,919
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                            2.04%     2.01%     2.03%     2.07%    2.01%
  Before advisory/administration fee waivers                           2.05%     2.01%     2.03%     2.07%    2.08%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                           (1.33)%   (1.46)%   (1.23)%   (1.03)%  (0.66)%
  Before advisory/administration fee waivers                          (1.34)%   (1.46)%   (1.23)%   (1.03)%  (0.73)%
Portfolio turnover rate                                                 164%      121%       60%       54%      81%
                                                                    ------------------------------------------------

                                                                    ---------------------------------------------------
                                                                                        INVESTOR C
                                                                                          SHARES
                                                                    ---------------------------------------------------
                                                                                                           For the
                                                                                                           Period
                                                                     Year      Year      Year     Year    1/24/97/1/
                                                                     Ended     Ended     Ended    Ended    through
                                                                    9/30/01   9/30/00   9/30/99  9/30/98   9/30/97
Net asset value at beginning of period                              $ 22.31   $ 21.68   $17.68   $18.69    $15.23
                                                                    -------   -------   ------   ------    ------
Income from investment operations
 Net investment (loss)                                                (0.19)    (0.25)   (0.18)   (0.15)    (0.03)
 Net gain (loss) on investments (both realized and unrealized)       (10.97)     4.50     5.81     1.78      3.49
                                                                    -------   -------   ------   ------    ------
    Total from investment operations                                 (11.16)     4.25     5.63     1.63      3.46
                                                                    -------   -------   ------   ------    ------
Less distributions
 Distributions from net investment income                               - -       - -      - -      - -       - -
 Distributions from net realized capital gains                        (2.78)    (3.62)   (1.63)   (2.64)      - -
                                                                    -------   -------   ------   ------    ------
    Total distributions                                               (2.78)    (3.62)   (1.63)   (2.64)      - -
                                                                    -------   -------   ------   ------    ------
Net asset value at end of period                                    $  8.37   $ 22.31   $21.68   $17.68    $18.69
                                                                    =======   =======   ======   ======    ======
Total return/3/                                                      (56.11)%   21.21%   33.83%   10.33%    22.78%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $ 4,711   $11,799   $4,181   $1,037    $  207
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                            2.04%     2.01%    2.03%    2.06%     2.02%/2/
  Before advisory/administration fee waivers                           2.05%     2.01%    2.03%    2.06%     2.09%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                           (1.33)%   (1.47)%  (1.23)%  (1.01)%   (0.66)%/2/
  Before advisory/administration fee waivers                          (1.34)%   (1.47)%  (1.23)%  (1.01)%   (0.73)%/2/
Portfolio turnover rate                                                 164%      121%      60%      54%       81%
                                                                    --------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
Mid-Cap Value Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap value, referring to the type of securities the managers will choose for this fund.

 Mid-Capitalization Companies: The fund defines these companies as those with market capitalization between $1.5 billion and $15 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies (market capitalization between $1.5 billion and $15 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalization between $1.5 billion and $15 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counter-party risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

These returns assume payment of applicable sales charges.
                                    [CHART]
As of 12/31                    Investor A Shares
ANNUAL TOTAL RETURNS**

  97      98      99      00      01
------  -------  -----  ------  -------
27.94%  (2.01)%  0.71%  13.50%  (4.12)%

Best Quarter
Q4 '98: 13.49%

Worst Quarter
Q3 '98: (17.36)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS**
                                                        Since    Inception
                       1 Year   3 Years  5 Years      Inception     Date
Mid Cap Value; Inv A   (8.43)%   1.52%     5.58%        5.57%     12/27/96
Mid Cap Value; Inv A   (9.10)%   1.20%     5.53%        5.67%     12/27/96
Mid Cap Value; Inv A   (5.71)%   2.33%     5.85%        5.83%     12/27/96
Russell Mid Cap Value   2.33%    6.80%     11.46%      11.28%       N/A


 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                           A Shares B Shares C Shares
         Maximum Sales Charge (Load)
          Imposed on Purchases*              4.5%     0.0%      0.0%
         (as percentage of offering price)
         Maximum Deferred Sales Charge
          (Load)                             0.0%     4.5%**   1.00%***
         (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                              A Shares B Shares C Shares
         Advisory fees                           .80%     .80%     .80%
         Distribution (12b-1) fees               .10%     .75%     .75%
         Other expenses                          .80%     .80%     .80%
            Service fee                          .25%     .25%     .25%
            Processing fee                       .15%     .15%     .15%
            Other                                .40%     .40%     .40%
         Total annual fund operating expenses   1.70%    2.35%    2.35%
         Fee waivers and expense
          reimbursements*                        .10%     - -      - -
         Net expenses*                          1.60%    2.35%    2.35%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.64% (for Investor A Shares) and 2.39% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $605  $  952  $1,322   $2,360
 B Shares**
       Redemption           $688  $1,083  $1,455   $2,524***
 B Shares
       No Redemption        $238  $  733  $1,255   $2,524***
 C Shares**
       Redemption           $338  $  733  $1,255   $2,686
 C Shares
       No Redemption        $238  $  733  $1,255   $2,686

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders three different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager of the fund is Wayne J. Archambo, Managing Director of BlackRock Advisors, Inc. (BlackRock) since 2002. Before joining BlackRock, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. He has been the fund's manager since January 2002.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                           Mid-Cap Value Equity Portfolio

                                                                         ------------------------------------------------
                                                                                           INVESTOR A
                                                                                             SHARES
                                                                         ------------------------------------------------
                                                                                                             For the
                                                                                                              Period
                                                                          Year     Year    Year    Year     12/27/96/1/
                                                                          Ended    Ended   Ended   Ended     through
                                                                         9/30/01  9/30/00 9/30/99 9/30/98    9/30/97
Net asset value at beginning of period                                   $12.64   $11.33  $10.61  $ 12.77     $10.00
                                                                         ------   ------  ------  -------     ------
Income from investment operations
 Net investment income (loss)                                              0.03     0.02    0.05     0.05       0.07
 Net gain (loss) on investments (both realized and unrealized)            (1.12)    1.56    0.72    (1.81)      2.78
                                                                         ------   ------  ------  -------     ------
    Total from investment operations                                      (1.09)    1.58    0.77    (1.76)      2.85
                                                                         ------   ------  ------  -------     ------
Less distributions
 Distributions from net investment income                                 (0.03)   (0.02)  (0.05)   (0.04)     (0.08)
 Distributions from net realized capital gains                            (0.21)   (0.25)    - -    (0.36)       - -
                                                                         ------   ------  ------  -------     ------
    Total distributions                                                   (0.24)   (0.27)  (0.05)   (0.40)     (0.08)
                                                                         ------   ------  ------  -------     ------
Net asset value at end of period                                         $11.31   $12.64  $11.33  $ 10.61     $12.77
                                                                         ======   ======  ======  =======     ======
Total return/3/                                                           (8.73)%  14.17%   7.14%  (14.06)%    28.51%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                              $4,566   $3,805  $4,328  $ 3,983     $2,315
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                1.61%    1.60%   1.59%    1.61%      1.61%/2/
  Before advisory/administration fee waivers                               1.61%    1.60%   1.60%    1.67%      1.64%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                0.20%    0.19%   0.41%    0.41%      0.77%/2/
  Before advisory/administration fee waivers                               0.20%    0.19%   0.41%    0.35%      0.73%/2/
Portfolio turnover rate                                                     243%     205%     88%      71%        36%
                                                                         ------------------------------------------------

                                                                         --------------------------------------------------
                                                                                            INVESTOR B
                                                                                              SHARES
                                                                         --------------------------------------------------
                                                                                                               For the
                                                                                                                Period
                                                                          Year     Year     Year     Year     12/27/96/1/
                                                                          Ended    Ended    Ended    Ended     through
                                                                         9/30/01  9/30/00  9/30/99  9/30/98    9/30/97
Net asset value at beginning of period                                   $12.49   $11.26   $10.58   $ 12.78     $10.00
                                                                         ------   ------   ------   -------     ------
Income from investment operations
 Net investment income (loss)                                             (0.06)   (0.07)   (0.04)    (0.03)      0.03
 Net gain (loss) on investments (both realized and unrealized)            (1.11)    1.55     0.72     (1.81)      2.79
                                                                         ------   ------   ------   -------     ------
    Total from investment operations                                      (1.17)    1.48     0.68     (1.84)      2.82
                                                                         ------   ------   ------   -------     ------
Less distributions
 Distributions from net investment income                                 (0.01)     - -      - -       - -      (0.04)
 Distributions from net realized capital gains                            (0.21)   (0.25)     - -     (0.36)       - -
                                                                         ------   ------   ------   -------     ------
    Total distributions                                                   (0.22)   (0.25)     - -     (0.36)     (0.04)
                                                                         ------   ------   ------   -------     ------
Net asset value at end of period                                         $11.10   $12.49   $11.26   $ 10.58     $12.78
                                                                         ======   ======   ======   =======     ======
Total return/3/                                                           (9.45)%  13.35%    6.33%   (14.66)%    28.23%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                              $7,900   $4,871   $5,147   $ 6,375     $2,911
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                2.36%    2.34%    2.34%     2.35%      2.32%/2/
  Before advisory/administration fee waivers                               2.36%    2.34%    2.34%     2.41%      2.36%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                               (0.55)%  (0.55)%  (0.34)%   (0.33)%     0.04%/2/
  Before advisory/administration fee waivers                              (0.55)%  (0.55)%  (0.34)%   (0.39)%     0.00%/2/
Portfolio turnover rate                                                     243%     205%      88%       71%        36%
                                                                         -------------------------------------------------

                                                                         ---------------------------------------------------
                                                                                             INVESTOR C
                                                                                               SHARES
                                                                         ---------------------------------------------------
                                                                                                                For the
                                                                                                                 Period
                                                                          Year     Year     Year      Year     12/27/96/1/
                                                                          Ended    Ended    Ended     Ended     through
                                                                         9/30/01  9/30/00  9/30/99   9/30/98    9/30/97
Net asset value at beginning of period                                   $12.49   $11.26    $10.58   $ 12.78     $10.00
                                                                         ------   ------   -------   -------     ------
Income from investment operations
 Net investment income (loss)                                             (0.06)   (0.06)    (0.03)    (0.02)      0.02
 Net gain (loss) on investments (both realized and unrealized)            (1.11)    1.54      0.71     (1.82)      2.80
                                                                         ------   ------   -------   -------     ------
    Total from investment operations                                      (1.17)    1.48      0.68     (1.84)      2.82
                                                                         ------   ------   -------   -------     ------
Less distributions
 Distributions from net investment income                                 (0.01)     - -       - -       - -      (0.04)
 Distributions from net realized capital gains                            (0.21)   (0.25)      - -     (0.36)       - -
                                                                         ------   ------   -------   -------     ------
    Total distributions                                                   (0.22)   (0.25)      - -     (0.36)     (0.04)
                                                                         ------   ------   -------   -------     ------
Net asset value at end of period                                         $11.10   $12.49    $11.26   $ 10.58     $12.78
                                                                         ======   ======   =======   =======     ======
Total return/3/                                                           (9.45)%  13.35%    6.33%//  (14.66)%    28.23%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                              $2,697   $  946    $  420   $   259     $   21
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                2.36%    2.34%     2.34%     2.33%      2.33%/2/
  Before advisory/administration fee waivers                               2.36%    2.34%     2.34%     2.39%      2.37%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                               (0.56)%  (0.58)%   (0.34)%   (0.28)%     0.13%/2/
  Before advisory/ administration fee waivers                             (0.56)%  (0.58)%   (0.34)%   (0.34)%     0.09%/2/
Portfolio turnover rate                                                     243%     205%       88%       71%        36%
                                                                         --------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
Mid-Cap Growth Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap growth, referring to the type of securities the managers will choose for this fund.

 Mid-Capitalization Companies: The fund defines these companies as those with market capitalization between $1.5 billion and $15 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies (market capitalization between $1.5 billion and $15 billion) which the fund management team believes have above-average earnings growth potential. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The management team initially screens for "growth" stocks from the universe of companies with market capitalization above $1.5 billion, emphasizing those companies with market capitalization between $1.5 billion and $15 billion. The management team screens for companies that they believe have with earnings growth potential of 20% or higher. The management team also uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk/Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

                                    [CHART]
As of 12/31                    Investor A Shares
ANNUAL TOTAL RETURNS*

  97      98      99        00        01
------  ------  -------  --------  --------
14.15%  21.66%  120.08%  (11.67)%  (32.15)%

Best Quarter
Q4 '99: 61.35%

Worst Quarter
Q3 '01: (26.45)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                        Since       Inception
                         1 Year   3 Years  5 Years     Inception       Date
Mid Cap Growth; Inv A   (35.23)%   8.00%    11.84%      11.89%        12/27/96
Mid Cap Growth; Inv B   (35.70)%   7.92%    11.87%      12.05%        12/27/96
Mid Cap Growth; Inv C   (33.36)%   8.88%    12.10%      12.16%        12/27/96
Russell Mid Cap Growth  (20.15)%   2.16%     9.02%       9.02%          N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                           A Shares B Shares C Shares
         Maximum Sales Charge (Load)
          Imposed on Purchases*              4.5%     0.0%      0.0%
         (as percentage of offering price)
         Maximum Deferred Sales Charge
          (Load)                             0.0%     4.5%**   1.00%***
         (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                              A Shares B Shares C Shares
         Advisory fees                           .80%     .80%     .80%
         Distribution (12b-1) fees               .10%     .75%     .75%
         Other expenses                          .80%     .80%     .80%
            Service fee                          .25%     .25%     .25%
            Processing fee                       .15%     .15%     .15%
            Other                                .40%     .40%     .40%
         Total annual fund operating expenses   1.70%    2.35%    2.35%
         Fee waivers and expense
          reimbursements*                        .10%     - -      - -
         Net expenses*                          1.60%    2.35%    2.35%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.64% (for Investor A Shares) and 2.39% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $605  $  952  $1,322   $2,360
 B Shares**
       Redemption           $688  $1,083  $1,455   $2,524***
 B Shares
       No Redemption        $238  $  733  $1,255   $2,524***
 C Shares**
       Redemption           $338  $  733  $1,255   $2,686
 C Shares
       No Redemption        $238  $  733  $1,255   $2,686

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Michael Carey, Vice President of BlackRock since 2000 and an equity analyst with BlackRock since 1996, and Jean Rosenbaum, Vice President of BlackRock since 2000 and an equity analyst with BlackRock Financial Management, Inc. since 1997.

Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Michael Carey served as a fixed income analyst for PNC Bank from 1993 to 1996, and Jean Rosenbaum served as an equity analyst for PNC Bank from 1994 to 1997. William Wykle has been a portfolio co-manager since the fund's inception, Michael Carey since January 2002 and Jean Rosenbaum since June 2001.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                             Mid-Cap Growth Equity Portfolio

                                                                    -----------------------------------------------------
                                                                                         INVESTOR A
                                                                                           SHARES
                                                                    -----------------------------------------------------
                                                                                                            For the
                                                                                                             Period
                                                                     Year      Year      Year      Year    12/27/96/1/
                                                                     Ended     Ended     Ended     Ended    through
                                                                    9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period                              $ 25.92   $ 18.85   $ 11.02   $12.14     $10.00
                                                                    -------   -------   -------   ------     ------
Income from investment operations
 Net investment (loss)                                                (0.04)    (0.13)    (0.11)   (0.07)     (0.03)
 Net gain (loss) on investments (both realized and unrealized)       (11.23)    13.82      7.94    (0.95)      2.17
                                                                    -------   -------   -------   ------     ------
    Total from investment operations                                 (11.27)    13.69      7.83    (1.02)      2.14
                                                                    -------   -------   -------   ------     ------
Less distributions
 Distributions from capital                                             - -       - -       - -    (0.01)       - -
 Distributions from net realized capital gains                        (7.48)    (6.62)      - -    (0.09)       - -
                                                                    -------   -------   -------   ------     ------
    Total distributions                                               (7.48)    (6.62)      - -    (0.10)       - -
                                                                    -------   -------   -------   ------     ------
Net asset value at end of period                                    $  7.17   $ 25.92   $ 18.85   $11.02     $12.14
                                                                    =======   =======   =======   ======     ======
Total return/3/                                                      (56.91)%   90.62%    71.05%   (8.42)%    21.40%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $38,225   $83,152   $12,795   $4,090     $2,650
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                            1.60%     1.57%     1.58%    1.61%      1.59%/2/
  Before advisory/administration fee waivers                           1.60%     1.57%     1.59%    1.67%      1.63%/2/
  Ratios of net investment income to average net assets
  After advisory/administration fee waivers                           (0.38)%   (0.80)%   (0.95)%  (0.85)%    (0.73)%/2/
  Before advisory/administration fee waivers                          (0.38)%   (0.80)%   (0.96)%  (0.91)%    (0.77)%/2/
Portfolio turnover rate                                                 584%      425%      318%     204%        64%
                                                                    -----------------------------------------------------

                                                                    ------------------------------------------------------
                                                                                         INVESTOR B
                                                                                           SHARES
                                                                    ------------------------------------------------------
                                                                                                             For the
                                                                                                              Period
                                                                     Year      Year       Year      Year    12/27/96/1/
                                                                     Ended     Ended      Ended     Ended    through
                                                                    9/30/01   9/30/00    9/30/99   9/30/98   9/30/97
Net asset value at beginning of period                              $ 25.12   $  18.52   $ 10.90   $12.11     $10.00
                                                                    -------   --------   -------   ------     ------
Income from investment operations
 Net investment (loss)                                                (0.12)     (0.22)    (0.18)   (0.14)     (0.05)
 Net gain (loss) on investments (both realized and unrealized)       (10.75)     13.44      7.80    (0.97)      2.16
                                                                    -------   --------   -------   ------     ------
    Total from investment operations                                 (10.87)     13.22      7.62    (1.11)      2.11
                                                                    -------   --------   -------   ------     ------
Less distributions
 Distributions from capital                                             - -        - -       - -    (0.01)       - -
 Distributions from net realized capital gains                        (7.48)     (6.62)      - -    (0.09)       - -
                                                                    -------   --------   -------   ------     ------
    Total distributions                                               (7.48)     (6.62)      - -    (0.10)       - -
                                                                    -------   --------   -------   ------     ------
Net asset value at end of period                                    $  6.77   $  25.12   $ 18.52   $10.90     $12.11
                                                                    =======   ========   =======   ======     ======
Total return/3/                                                      (57.24)%     89.3%    69.91%   (9.19)%    21.10%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $51,186   $122,726   $12,698   $4,088     $2,691
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                            2.35%      2.31%     2.33%    2.35%      2.32%/2/
  Before advisory/administration fee waivers                           2.35%      2.31%     2.34%    2.41%      2.36%/2/
  Ratios of net investment income to average net assets
  After advisory/administration fee waivers                           (1.12)%    (1.53)%   (1.70)%  (1.60)%    (1.50)%/2/
  Before advisory/administration fee waivers                          (1.12)%    (1.53)%   (1.71)%  (1.66)%    (1.54)%/2/
Portfolio turnover rate                                                 584%       425%      318%     204%        64%
                                                                    -----------------------------------------------------

                                                                    ----------------------------------------------------
                                                                                        INVESTOR C
                                                                                          SHARES
                                                                    ----------------------------------------------------
                                                                                                           For the
                                                                                                            Period
                                                                     Year      Year      Year     Year    12/27/96/1/
                                                                     Ended     Ended     Ended    Ended    through
                                                                    9/30/01   9/30/00   9/30/99  9/30/98   9/30/97
Net asset value at beginning of period                              $ 25.10   $ 18.52   $10.90   $12.11     $10.00
                                                                    -------   -------   ------   ------     ------
Income from investment operations
 Net investment (loss)                                                (0.13)    (0.21)   (0.10)   (0.14)     (0.07)
 Net gain (loss) on investments (both realized and unrealized)       (10.72)    13.41     7.72    (0.97)      2.18
                                                                    -------   -------   ------   ------     ------
    Total from investment operations                                 (10.85)    13.20     7.62    (1.11)      2.11
                                                                    -------   -------   ------   ------     ------
Less distributions
 Distributions from capital                                             - -       - -      - -    (0.01)       - -
 Distributions from net realized capital gains                        (7.48)    (6.62)     - -    (0.09)       - -
                                                                    -------   -------   ------   ------     ------
    Total distributions                                               (7.48)    (6.62)     - -    (0.10)       - -
                                                                    -------   -------   ------   ------     ------
Net asset value at end of period                                    $  6.77   $ 25.10   $18.52   $10.90     $12.11
                                                                    =======   =======   ======   ======     ======
Total return/3/                                                      (57.19)%   89.23%   69.91%   (9.19)%    21.10%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $21,144   $61,542   $1,770   $  230     $   85
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                            2.35%     2.30%    2.33%    2.34%      2.35%/2/
  Before advisory/administration fee waivers                           2.35%     2.30%    2.34%    2.40%      2.39%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                           (1.10)%   (1.51)%  (1.70)%  (1.56)%    (1.49)%/2/
  Before advisory/administration fee waivers                          (1.10)%   (1.51)%  (1.71)%  (1.62)%    (1.53)%/2/
Portfolio turnover rate                                                 584%      425%     318%     204%        64%
                                                                    ---------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
Small Cap Value Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap value, referring to the type of securities the managers will choose for this fund.

 Small Capitalization Companies: The fund defines these companies as those with market capitalization under $2.5 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalization under $2.5 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalization under $2.5 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loan securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. Investor A Shares were launched in June 1992, Investor B Shares were launched in October 1994, and Investor C Shares were launched in October 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

                                    [CHART]

As of 12/31                   Investor A Shares
ANNUAL TOTAL RETURNS*

Best Quarter
Q2 '97: 18.48%

Worst Quarter
Q3 '98: (19.59)%


  93      94      95      96      97      98       99       00     01
------  -------  -----  ------  ------  -------  -------  ------  -----
18.53%  (0.78)%  22.60%  19.34%  35.04%  (6.63)%  (5.34)%  19.95%  5.29%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                    Since    Inception
                        1 Year  3 Years  5 Years  Inception     Date
Small Cap Value; Inv A   0.56%    4.51%    7.56%    11.54%    04/13/92
Small Cap Value; Inv B   0.04%    4.26%    7.42%    11.47%    04/13/92
Small Cap Value; Inv C   3.47%    5.32%    7.72%    11.47%    04/13/92
Russell 2000 Value      14.03%   11.33%   11.21%    14.22%       N/A
 *The chart and the table both assume reinvestment of dividends and distributions.These returns assume payment of applicable sales charges.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              4.5%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**   1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                                   A Shares B Shares C Shares
 Advisory fees                                       .55%     .55%     .55%
 Distribution (12b-1) fees                           .10%     .75%     .75%
 Other expenses1                                     .79%     .79%     .79%
   Service fees                                      .25%     .25%     .25%
   Processing fees                                   .15%     .15%     .15%
   Other                                             .39%     .39%     .39%
 Total annual fund operating expenses               1.44%    2.09%    2.09%
 Fee waivers and expense reimbursements*             .10%       --       --
 Net expenses*                                      1.34%    2.09%    2.09%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.35% (for Investor A Shares) and 2.10% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.


                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfoliomanagement services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            1 Year 3 Years 5 Years 10 Years
 A Shares*                                   $580  $  876  $1,192   $2,088
 B Shares**
      Redemption                             $662  $1,005  $1,324   $2,255***
 B Shares
      No Redemption                          $212  $  655  $1,124   $2,255***
 C Shares**
      Redemption                             $312  $  655  $1,124   $2,421
 C Shares
      No Redemption                          $212  $  655  $1,124   $2,421

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager of the fund is Wayne J. Archambo, Managing Director of BlackRock Advisors, Inc. (BlackRock) since 2002. Before joining BlackRock, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. He has been the fund's manager since January 2002.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                               Small Cap Value Equity Portfolio

                                                                         ----------------------------------------------
                                                                                          INVESTOR A
                                                                                            SHARES
                                                                         ----------------------------------------------
                                                                          Year     Year     Year     Year      Year
                                                                          Ended    Ended    Ended    Ended     Ended
                                                                         9/30/01  9/30/00  9/30/99  9/30/98   9/30/97
Net asset value at beginning of period                                   $ 17.10  $ 14.71  $ 14.88  $ 20.20   $ 15.97
                                                                         -------  -------  -------  -------   -------
Income from investment operations
 Net investment income (loss)                                               0.06    (0.02)    0.03     0.06      0.10
 Net gain (loss) on investments (both realized and unrealized)             (0.07)    2.46     0.69    (3.20)     6.40
                                                                         -------  -------  -------  -------   -------
    Total from investment operations                                       (0.01)    2.44     0.72    (3.14)     6.50
                                                                         -------  -------  -------  -------   -------
Less distributions
 Distributions from net investment income                                  (0.07)   (0.05)   (0.07)   (0.06)    (0.10)
 Distributions in excess of net investment income                            - -      - -    (0.15)     - -       - -
 Distributions from net realized capital gains                             (0.84)     - -    (0.67)   (2.12)    (2.17)
                                                                         -------  -------  -------  -------   -------
    Total distributions                                                    (0.91)   (0.05)   (0.89)   (2.18)    (2.27)
                                                                         -------  -------  -------  -------   -------
Net asset value at end of period                                         $ 16.18  $ 17.10  $ 14.71  $ 14.88   $ 20.20
                                                                         =======  =======  =======  =======   =======
Total return/3/                                                             0.09%   16.60%    4.71%  (17.43)%   46.85%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                              $28,195  $25,719  $31,843  $34,286   $34,031
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                 1.34%    1.32%    1.30%    1.32%     1.34%
  Before advisory/administration fee waivers                                1.34%    1.32%    1.30%    1.33%     1.35%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                 0.38%    0.31%    0.44%    0.32%     0.63%
  Before advisory/administration fee waivers                                0.38%    0.31%    0.44%    0.31%     0.62%
Portfolio turnover rate                                                      184%     168%      48%      45%       66%
                                                                         ----------------------------------------------

                                                                         --------------------------------------------------
                                                                                            INVESTOR B
                                                                                              SHARES
                                                                         --------------------------------------------------
                                                                          Year      Year      Year      Year      Year
                                                                          Ended     Ended     Ended     Ended     Ended
                                                                         9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period                                   $ 16.56   $ 14.31   $ 14.53   $ 19.86   $ 15.80
                                                                         -------   -------   -------   -------   -------
Income from investment operations
 Net investment income (loss)                                              (0.06)    (0.23)    (0.06)    (0.02)     0.08
 Net gain (loss) on investments (both realized and unrealized)             (0.07)     2.48      0.66     (3.19)     6.19
                                                                         -------   -------   -------   -------   -------
    Total from investment operations                                       (0.13)     2.25      0.60     (3.21)     6.27
                                                                         -------   -------   -------   -------   -------
Less distributions
 Distributions from net investment income                                  (0.01)      - -       - -       - -     (0.04)
 Distributions in excess of net investment income                            - -       - -     (0.15)      - -       - -
 Distributions from net realized capital gains                             (0.84)      - -     (0.67)    (2.12)    (2.17)
                                                                         -------   -------   -------   -------   -------
    Total distributions                                                    (0.85)      - -     (0.82)    (2.12)    (2.21)
                                                                         -------   -------   -------   -------   -------
Net asset value at end of period                                         $ 15.58   $ 16.56   $ 14.31   $ 14.53   $ 19.86
                                                                         =======   =======   =======   =======   =======
Total return/3/                                                            (0.66)%   15.72%     3.93%   (18.08)%   45.67%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                              $16,599   $11,831   $19,000   $20,717   $11,001
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                 2.09%     2.08%     2.08%     2.08%     2.07%
  Before advisory/administration fee waivers                                2.09%     2.08%     2.08%     2.09%     2.08%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                (0.37)%   (0.43)%   (0.34)%   (0.43)%   (0.15)%
  Before advisory/administration fee waivers                               (0.37)%   (0.43)%   (0.34)%   (0.44)%   (0.16)%
Portfolio turnover rate                                                      184%      168%       48%       45%       66%
                                                                         -------------------------------------------------

                                                                         ---------------------------------------------------
                                                                                             INVESTOR C
                                                                                               SHARES
                                                                         ---------------------------------------------------
                                                                                                               For the
                                                                                                                Period
                                                                          Year     Year     Year     Year     10/01/96/1/
                                                                          Ended    Ended    Ended    Ended     through
                                                                         9/30/01  9/30/00  9/30/99  9/30/98    9/30/97
Net asset value at beginning of period                                   $16.57   $14.31   $14.53   $ 19.86     $15.76
                                                                         ------   ------   ------   -------     ------
Income from investment operations
 Net investment income (loss)                                             (0.05)   (0.28)   (0.01)    (0.04)      0.02
 Net gain (loss) on investments (both realized and unrealized)            (0.08)    2.54     0.61     (3.17)      6.29
                                                                         ------   ------   ------   -------     ------
    Total from investment operations                                      (0.13)    2.26     0.60     (3.21)      6.31
                                                                         ------   ------   ------   -------     ------
Less distributions
 Distributions from net investment income                                 (0.01)     - -      - -       - -      (0.04)
 Distributions in excess of net investment income                           - -      - -    (0.15)      - -        - -
 Distributions from net realized capital gains                            (0.84)     - -    (0.67)    (2.12)     (2.17)
                                                                         ------   ------   ------   -------     ------
    Total distributions                                                   (0.85)     - -    (0.82)    (2.12)     (2.21)
                                                                         ------   ------   ------   -------     ------
Net asset value at end of period                                         $15.59   $16.57   $14.31   $ 14.53     $19.86
                                                                         ======   ======   ======   =======     ======
Total return/3/                                                           (0.65)%  15.79%    3.93%   (18.08)%    46.04%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                              $7,051   $4,666   $9,162   $ 5,491     $2,109
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                2.09%    2.08%    2.08%     2.08%      2.04%/2/
  Before advisory/administration fee waivers                               2.09%    2.08%    2.08%     2.09%      2.05%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                               (0.37)%  (0.43)%  (0.34)%   (0.42)%    (0.18)%/2/
  Before advisory/administration fee waivers                              (0.37)%  (0.43)%  (0.34)%   (0.43)%    (0.19)%/2/
Portfolio turnover rate                                                     184%     168%      48%       45%        66%
                                                                         --------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
Small Cap Growth Equity
Portfolio

                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security such as stock, representing ownership in a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap growth, referring to the type of securities the managers will choose for this fund.

 Small Capitalization Companies: The fund defines these companies as those with market capitalization under $2.5 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies (market capitalization under $2.5 billion) which the fund management team believes have above-average earnings growth potential. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The management team initially screens for "growth" stocks from the universe of companies with market capitalization under $2.5 billion. The management team screens for companies that they believe have earnings growth potential of 20% or higher. The management team also uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk/Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund. Investor A Shares were launched in September 1993, Investor B Shares were launched in January 1996 and Investor C Shares were launched in September 1996. The actual return of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than Investor A Shares.

                                    [CHART]

As of 12/31        Investor A Shares
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 99: 49.23%

Worst Quarter
Q3 01: (28.26)%

 94      95      96     97     98      99       00        01
-----  ------  ------  -----  -----  ------  --------  --------
5.40%  46.39%  31.14%  8.65%  6.82%  71.89%  (13.84)%  (34.67)%



As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                       Since     Inception
                          1 Year   3 Years  5 Years  Inception      Date
Small Cap Growth; Inv A  (37.61)%  (2.60)%   1.40%     10.26%     09/14/93
Small Cap Growth; Inv B  (38.08)%  (3.27)%   1.27%     10.29%     09/14/93
Small Cap Growth; Inv C  (35.76)%  (1.76)%   1.65%     10.30%     09/14/93
Russell 2000 Growth       (9.23)%   0.25%    2.87%      6.91%       N/A

These returns assume payment of applicable sales charges.

 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              4.5%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**   1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                              A Shares B Shares C Shares
         Advisory fees                           .53%     .53%     .53%
         Distribution (12b-1) fees               .10%     .75%     .75%
         Other expenses                          .76%     .76%     .76%
            Service fee                          .25%     .25%     .25%
            Processing fee                       .15%     .15%     .15%
            Other                                .36%     .36%     .36%
         Total annual fund operating expenses   1.39%    2.04%    2.04%
         Fee waivers and expense
          reimbursements*                        .10%      --       --
         Net expenses*                          1.29%    2.04%    2.04%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.33% (for Investor A Shares) and 2.07% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years 5 Years 10 Years
           A Shares*                  $575   $861   $1,167   $2,035
           B Shares**
                 Redemption           $657   $990   $1,298   $2,202***
           B Shares
                 No Redemption        $207   $640   $1,098   $2,202***
           C Shares**
                 Redemption           $307   $640   $1,098   $2,369
           C Shares
                 No Redemption        $207   $640   $1,098   $2,369

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C

Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge
(CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Michael Carey, Vice President of BlackRock since 2000 and an equity analyst with BlackRock since 1996, and Jean Rosenbaum, Vice President of BlackRock since 2000 and an equity analyst with BlackRock Financial Management, Inc. since 1997. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Michael Carey served as a fixed income analyst for PNC Bank from 1993 to 1996, and Jean Rosenbaum served as an equity analyst for PNC Bank from 1994 to 1997. William Wykle has been a portfolio co-manager since the fund's inception, and Michael Carey and Jean Rosenbaum have been portfolio co-managers since June 2001.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                            Small Cap Growth Equity Portfolio

                                                                    ---------------------------------------------------
                                                                                        INVESTOR A
                                                                                          SHARES
                                                                    ---------------------------------------------------
                                                                     Year      Year       Year      Year      Year
                                                                     ended     Ended      Ended     Ended     Ended
                                                                    9/30/01   9/30/00    9/30/99   9/30/98   9/30/97
Net asset value at beginning of period                              $ 34.47   $  24.73   $ 17.12   $ 23.25   $ 21.69
                                                                    -------   --------   -------   -------   -------
Income from investment operations
 Net investment (loss)                                                (0.01)     (0.06)    (0.13)    (0.11)    (0.04)
 Net gain (loss) on investments (both realized and unrealized)       (14.65)     13.94      7.74     (4.88)     3.09
                                                                    -------   --------   -------   -------   -------
    Total from investment operations                                 (14.66)     13.88      7.61     (4.99)     3.05
                                                                    -------   --------   -------   -------   -------
Less distributions
 Distribution from net investment income                              (0.08)       - -       - -       - -       - -
 Distributions from capital                                           (0.10)       - -       - -     (0.02)      - -
 Distributions from net realized capital gains                        (8.51)     (4.14)      - -     (1.12)    (1.49)
                                                                    -------   --------   -------   -------   -------
    Total distributions                                               (8.69)     (4.14)      - -     (1.14)    (1.49)
                                                                    -------   --------   -------   -------   -------
Net asset value at end of period                                    $ 11.12   $  34.47   $ 24.73   $ 17.12   $ 23.25
                                                                    =======   ========   =======   =======   =======
Total return/1/                                                      (53.90)%    61.96%    44.37%   (22.31)%   15.28%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $85,211   $175,112   $79,478   $48,190   $57,323
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers                           1.29%      1.23%     1.23%     1.32%     1.34%
  Before advisory/ administration fee waivers                          1.29%      1.23%     1.23%     1.32%     1.34%
 Ratios of net investment income to average net assets
  After advisory/ administration fee waivers                           0.02%     (0.21)%   (0.66)%   (0.61)%   (0.46)%
  Before advisory/ administration fee waivers                          0.02%     (0.21)%   (0.66)%   (0.61)%   (0.46)%
Portfolio turnover rate                                                 363%       218%      176%      159%       82%
                                                                    ---------------------------------------------------

                                                                    ----------------------------------------------------
                                                                                        INVESTOR B
                                                                                          SHARES
                                                                    ----------------------------------------------------
                                                                     Year      Year      Year      Year        Year
                                                                     Ended     Ended     Ended     Ended       Ended
                                                                    9/30/01   9/30/00   9/30/99   9/30/98     9/30/97
Net asset value at beginning of period                              $ 33.05   $ 23.97   $ 16.73    $ 22.89    $ 21.53
                                                                    -------   -------   -------   --------    -------
Income from investment operations
 Net investment (loss)                                                (0.12)    (0.26)    (0.33)     (0.22)     (0.07)
 Net gain (loss) on investments (both realized and unrealized)       (13.85)    13.48      7.57      (4.80)      2.92
                                                                    -------   -------   -------   --------    -------
    Total from investment operations                                 (13.97)    13.22      7.24      (5.02)      2.85
                                                                    -------   -------   -------   --------    -------
Less distributions
 Distribution from net investment income                              (0.08)      - -       - -        - -        - -
 Distributions from capital                                           (0.10)      - -       - -      (0.02)       - -
 Distributions from net realized capital gains                        (8.51)    (4.14)      - -      (1.12)     (1.49)
                                                                    -------   -------   -------   --------    -------
    Total distributions                                               (8.69)    (4.14)      - -      (1.14)     (1.49)
                                                                    -------   -------   -------   --------    -------
Net asset value at end of period                                    $ 10.39   $ 33.05   $ 23.97    $ 16.73    $ 22.89
                                                                    =======   =======   =======   ========    =======
Total return/1/                                                      (54.22)%   61.07%    43.28%   (22.89)%//   14.47%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $37,351   $95,922   $44,109    $38,485    $40,270
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers                           2.03%     1.98%     2.00%      2.07%      2.07%
  Before advisory/ administration fee waivers                          2.03%     1.98%     2.00%      2.07%      2.07%
 Ratios of net investment income to average net assets
  After advisory/ administration fee waivers                          (0.69)%   (0.96)%   (1.43)%    (1.36)%    (1.23)%
  Before advisory/ administration fee waivers                         (0.69)%   (0.96)%   (1.43)%    (1.36)%    (1.23)%
Portfolio turnover rate                                                 363%      218%      176%       159%        82%
                                                                    ---------------------------------------------------

                                                                    --------------------------------------------------
                                                                                       INVESTOR C
                                                                                         SHARES
                                                                    --------------------------------------------------
                                                                     Year      Year      Year      Year      Year
                                                                     Ended     Ended     Ended     Ended     Ended
                                                                    9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period                              $ 33.05   $ 23.97   $ 16.73   $ 22.89   $ 21.53
                                                                    -------   -------   -------   -------   -------
Income from investment operations
 Net investment (loss)                                                (0.12)    (0.22)    (0.35)    (0.26)    (0.11)
 Net gain (loss) on investments (both realized and unrealized)       (13.85)    13.44      7.59     (4.76)     2.96
                                                                    -------   -------   -------   -------   -------
    Total from investment operations                                 (13.97)    13.22      7.24     (5.02)     2.85
                                                                    -------   -------   -------   -------   -------
Less distributions
 Distribution from net investment income                              (0.08)      - -       - -       - -       - -
 Distributions from capital                                           (0.10)      - -       - -     (0.02)      - -
 Distributions from net realized capital gains                        (8.51)    (4.14)      - -     (1.12)    (1.49)
                                                                    -------   -------   -------   -------   -------
    Total distributions                                               (8.69)    (4.14)      - -     (1.14)    (1.49)
                                                                    -------   -------   -------   -------   -------
Net asset value at end of period                                    $ 10.39   $ 33.05   $ 23.97   $ 16.73   $ 22.89
                                                                    =======   =======   =======   =======   =======
Total return/1/                                                      (54.21)%   61.07%    43.28%   (22.89)%   14.47%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $18,170   $49,276   $13,541   $11,931   $14,106
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers                           2.03%     1.99%     2.05%     2.09%     2.07%
  Before advisory/ administration fee waivers                          2.03%     1.99%     2.05%     2.09%     2.07%
 Ratios of net investment income to average net assets
  After advisory/ administration fee waivers                          (0.67)%   (0.92)%   (1.48)%   (1.38)%   (1.25)%
  Before advisory/ administration fee waivers                         (0.67)%   (0.92)%   (1.48)%   (1.38)%   (1.25)%
Portfolio turnover rate                                                 363%      218%      176%      159%       82%
                                                                    -------------------------------------------------

/1/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
Global Science & Technology
Portfolio


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and foreign companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by these companies.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team will invest in U.S. and foreign companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The management team screens for "growth" stocks from the universe of companies with market capitalizations greater than $25 million. The management team then screens for companies in the science and technology sectors with earnings growth potential of 20% or higher. Of these companies, generally only the top 35% with respect to earnings growth potential will be considered appropriate investments. Once these candidates have been identified, the management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The management team, in an attempt to reduce portfolio risk, will diversify by insting in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:
   .  network storage components
   .  digital media infrastructure
   .  peripherals and intelligent systems
   .  broadband infrastructure
   .  optical networks
   .  wireless broadband
   .  e-business software

                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global science and technology growth, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

   .  e-commerce services
   .  e-tailers
   .  e-networking software
   .  business to business e-commerce enterprise software
   .  semiconductor
   .  virtual private network
   .  interactive architects
   .  biotechnology
   .  genomics
   .  combinatorial chemistry
   .  ultra high-throughput screening
   .  rational drug design
   .  signal transduction
   .  gene therapy

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operation, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they move even lower.

The fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500(R) Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

                                    [CHART]

As of 12/31                    Investor A Shares
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '01: 32.65%

Worst Quarter
Q3 '01: (35.49)%

   01
--------
(38.65)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                Since    Inception
                                     1 Year   Inception     Date
Global Science & Technology; Inv A  (41.73)%   (30.53)%   05/15/00
Global Science & Technology; Inv B  (41.89)%   (30.83)%   05/15/00
Global Science & Technology; Inv C  (39.77)%   (28.84)%   05/15/00
S&P 500/R/                          (11.89)%   (12.40)%      N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              5.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**   1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
 Advisory fees                              .90%     .90%     .90%
 Distribution (12b-1) fees                  .10%     .75%     .75%
 Other expenses//                          1.00%    1.00%    1.00%
    Service fees                            .25%     .25%     .25%
    Processing fees                         .15%     .15%     .15%
    Other                                   .60%     .60%     .60%
 Total annual fund operating expenses      2.00%    2.65%    2.65%
 Fee waivers and expense reimbursements*    .33%     .23%     .23%
 Net expenses*                             1.67%    2.42%    2.42%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.67% (for Investor A Shares) and 2.42% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.




                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide for shareholder account service and maintenance.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $661  $1,066  $1,495   $2,686
 B Shares**
       Redemption           $695  $1,152  $1,585   $2,809***
 B Shares
       No Redemption        $245  $  802  $1,385   $2,809***
 C Shares**
       Redemption           $345  $  802  $1,385   $2,966
 C Shares
       No Redemption        $245  $  802  $1,385   $2,966

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock
Advisors, Inc. (BlackRock). The team includes the fol- lowing individuals who have day-to-day responsibility: Thomas Callan, Michael Carey and Jean Rosenbaum.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996 and served as a fixed income analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Jean Rosenbaum has been Vice President with BlackRock since 2000, an equity analyst with BFM since 1997, and served as an equity analyst for PNC Bank from 1994 to 1997. She has co-managed the fund since its inception.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                Global Science & Technology Portfolio

                                                 ------------------------------------------------------------------------
                                                       INVESTOR A              INVESTOR B              INVESTOR C
                                                         SHARES                  SHARES                  SHARES
                                                 ------------------------------------------------------------------------
                                                            For the                 For the                 For the
                                                            Period                  Period                  Period
                                                  Year     5/15/00/1/     Year     5/15/00/1/     Year     5/15/00/1/
                                                  Ended     through       Ended     through       Ended     through
                                                 9/30/01    9/30/00      9/30/01    9/30/00      9/30/01    9/30/00
Net asset value at beginning of period           $ 12.47    $ 10.00      $ 12.44    $ 10.00      $ 12.44    $ 10.00
                                                 -------    -------      -------    -------      -------    -------
Income from investment operations
  Net investment (loss)                            (0.03)     (0.02)       (0.09)     (0.03)       (0.10)     (0.03)
  Net gain (loss) on investments
   (both realized and unrealized)                  (8.06)      2.49        (8.02)      2.47        (8.01)      2.47
                                                 -------    -------      -------    -------      -------    -------
    Total from investment operations               (8.09)      2.47        (8.11)      2.44        (8.11)      2.44
                                                 -------    -------      -------    -------      -------    -------
Less distributions
  Distributions from net investment income           - -        - -          - -        - -          - -        - -
  Distributions from net realized capital gains      - -        - -          - -        - -          - -        - -
                                                 -------    -------      -------    -------      -------    -------
    Total distributions                              - -        - -       - -- -        - -          - -        - -
                                                 -------    -------      -------    -------      -------    -------
Net asset value at end of period                 $  4.38    $ 12.47      $  4.33    $ 12.44      $  4.33    $ 12.44
                                                 =======    =======      =======    =======      =======    =======
Total return                                      (64.88)%    24.70%      (65.19)%    24.40%      (65.19)%    24.40%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $14,551    $41,474      $22,062    $60,094      $ 5,708    $13,057
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        1.67%      1.67%/2/     2.42%      2.42%/2/     2.42%      2.42%/2/
   Before advisory/administration fee waivers       1.91%      2.66%/2/     2.65%      3.41%/2/     2.65%      3.41%/2/
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers       (0.36)%    (0.68)%/2/   (1.12)%    (1.43)%/2/   (1.09)%    (1.43)%/2/
   Before advisory/administration fee waivers      (0.60)%    (1.67)%/2/   (1.35)%    (2.42)%/2/   (1.32)%    (2.42)%/2/
Portfolio turnover rate                              748%       175%         748%       175%         748%      17.5%
                                                 -----------------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
Global Communications
Portfolio


                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global science and technology growth, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies selected for their rapid and sustainable growth potential from the development, manufacture or sale of emerging or established communication technology services and equipment. The fund can also purchase securities issued by companies outside of the communication technology sector if such companies may benefit from the use of communication technology.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased and sold by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team will invest in U.S. and foreign companies (including companies located in emerging market countries) with market capitalizations greater than $25 million that they believe offer the best opportunities for growth and high investment returns. The management team screens for stocks whose medium to long term growth prospects he believes are superior to broad market averages. Once these candidates have been identified, the management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:
   .  local and wide area network services or equipment companies
   .  land-based, satellite and wireless carriers
   .  communications equipment manufacturers
   . internet-related services or equipment, including internet service providers, web hosting and web content providers and internet portals
   .  fiber optic transmission

   .  communications software development
   .  cable and other pay television services or equipment
   .  video conferencing
   .  data processing and delivery
   .  paging
   .  semiconductors
   .  microwave
   .  telephone utilities and large long distance carriers
   .  wireless voice and data equipment and services
   .  broadband infrastructure
   .  digital cable services and equipment
   .  optical components and integrated circuits

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operation, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund's focus on stocks in the communication technology sector makes it more susceptible to factors affecting that sector and more volatile than funds that invest in many different sectors. Therefore, a downturn in the communication technology sector could hurt the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in communication technology companies exposes the fund to special risks. For example, rapid advances in communication technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of communication technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, communication technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's invest- ment than if the fund held the securities of larger, more established companies.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              5.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales
  Charge (Load)                      0.0%     4.5%**   1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                        A Shares B Shares C Shares
 Advisory fees                             .80%     .80%     .80%
 Distribution (12b-1) fees                 .10%     .75%     .75%
 Other expenses1                          1.00%    1.00%    1.00%
    Service fee                            .25%     .25%     .25%
    Processing fee                         .15%     .15%     .15%
    Other                                  .60%     .60%     .60%
 Total annual fund operating expenses     1.90%    2.55%    2.55%
 Fee waivers and expense reimbursemnts*    .33%     .23%     .29%
 Net expenses*                            1.57%    2.32%    2.32%

  *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.57% (for Investor A Shares) and 2.32% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.
/1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years
 A Shares*                  $652  $1,037
 B Shares**
       Redemption           $685  $1,122
 B Shares
       No Redemption        $235  $  772
 C Shares**
       Redemption           $335  $  772
 C Shares
       No Redemption        $235  $  772

 *Reflects imposition of sales charge.
**Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock) and BlackRock International, Ltd. (BIL). The team includes the following individuals who have day-to-day responsibility: Thomas Callan, Michael Carey, Kenneth Anderson and David Stanistreet.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996 and served as a fixed income analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Kenneth Anderson, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team. He has co-managed the fund since its inception.

David Stanistreet, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Stanistreet had been an investment director of the Scottish Widows Investment Management European equity team since 1997. From 1995 to 1997, Mr. Stanistreet was head of European equities at Royal Insurance Asset Management (which merged in 1996 to become Royal & Sun Alliance). He has co-managed the fund since its inception.

[LOGO]

BlackRock
European Equity
Portfolio


                             IMPORTANT DEFINITIONS

 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is European equity, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Morgan Stanley Capital International (MSCI) Europe Index: An unmanaged index comprised of a sample of companies representative of the market structure of the following European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by European companies. For purposes of these investment strategies, the fund will consider a company a "European company" if it meets one or more of the following tests:
   . its country of organization, primary business office and principal trading market for its stock are located in Europe;
   . 50% or more of its assets are located in Europe; or . 50% or more of its revenues are derived from Europe.

The fund also invests in multinational companies and companies that benefit from European economic activity. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team generally invests in stocks of European companies with market capitalizations of at least $1 billion. The management team will use the MSCI Europe Index as a benchmark and seeks to invest in stocks and market sectors represented in that index. The management team may also invest in stocks outside the index which meet the management team's investment criteria. The fund invests mainly in stocks listed on European stock exchanges.

The management team, in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investments ordinarily in at least three European countries.

The management team seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The management team will invest primarily in "growth" stocks; however, they may take advantage of opportunities in "value" stocks at appropriate points in the market or economic cycle. The management team will also consider factors such as prospects for relative economic growth among certain European countries, expected levels of inflation, government policies influencing business conditions and outlook for currency relationships.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves a target price, the underlying market is overvalued or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

Furthermore, because the fund invests in issuers located in a specific geographic region, market changes or other factors affecting that region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the fund compared to mutual funds that invest in many geographic regions.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI Europe Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

                                    [CHART]

As of 12/31                    Investor A Shares
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '01: 6.49%

Worst Quarter
Q1 '01: (13.81)%

   01
--------
(20.95)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                    Since    Inception
                         1 Year   Inception     Date
European Equity; Inv A  (24.90)%  (18.76)%    06/23/00
European Equity; Inv B  (25.09)%  (19.12)%    06/23/00
European Equity; Inv C  (22.38)%  (16.62)%    06/23/00
MSCI Europe             (19.90)%  (16.38)%       N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

These returns assume payments of applicable sales charges.

Expenses and Fees
The tables on the next page explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Shareholder Fees
(Fees paid directly from your investment)

                                      A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*                 5.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                                0.0%     4.5%**   1.00%***
 (as percentage of offering price)
 Redemption/Exchange Fee****
 (as a percentage of amount redeemed)     2%       2%        2%

   *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
  **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
 ***There is no CDSC on C Shares after one year.
****Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                           A Shares B Shares C Shares
 Advisory fees                .90%     .90%     .90%
 Distribution (12b-1) fees    .10%     .75%     .75%
 Other expenses              1.96%    1.96%    1.96%
    Service fees              .25%     .25%     .25%
    Processing fees           .15%     .15%     .15%
    Other                    1.56%    1.56%    1.56%
 Total annual fund
  operating expenses         2.96%    3.61%    3.61%
 Fee waivers and expense
  reimbursements*            1.04%     .94%     .94%
 Net expenses*               1.92%    2.67%    2.67%

 *BIL and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.92% (for Investor A Shares) and 2.67% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BIL in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years 5 Years 10 Years
           A Shares*                  $685  $1,277  $1,893   $3,546
           B Shares**
                 Redemption           $720  $1,369  $1,989   $3,666***
           B Shares
                 No Redemption        $270  $1,019  $1,789   $3,666***
           C Shares**
                 Redemption           $370  $1,019  $1,789   $3,810
           C Shares
                 No Redemption        $270  $1,019  $1,789   $3,810

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
Albert Morillo, Kenneth Anderson, Alan Clark, Lorna Mackay, Neil Pirie and David Stanistreet have co-managed the fund since its inception.

Albert Morillo, Managing Director and Head of European Equity at BlackRock International, Ltd. (BIL), is a member of BIL's Management Committee. His primary responsibility is European equity research and portfolio management. Prior to joining BIL in

2000, Mr. Morillo was an investment director of Scottish Widows Investment Management, head of its European equity team, and a member of the Investment Policy Group. He is a member of the International Board of the Paris Stock Exchange.

Kenneth Anderson, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team.

Alan Clark, Director and investment manager at BIL, is a member of the international equities team. He has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Mr. Clark was an investment manager on the U.K. desk with Dunedin Fund Managers Ltd. where he managed the Dunedin Income Growth Investment Trust and the U.K. portfolio within the Dunedin Worldwide Investment Trust. He is a member of the Institute of Investment Management and Research.

Lorna Mackay, Director and investment manager at BIL, is a member of the international equity team. She has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Ms. Mackay was an investment manager on the Continental European desk at Dunedin Fund Managers Ltd., where she had both research and portfolio management responsibilities. She is a member of the Institute of Investment Management and Research.

Neil Pirie, Director and investment manager at BIL, is a member of the international equity team. He has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Mr. Pirie was an investment manager on the U.K. desk at Dunedin Fund Managers Ltd. and was a Director of Dunedin Ventures Ltd. He was also the portfolio manager of the Dunedin Smaller Companies Trust. He is a member of the Institute of Chartered Accountants in Scotland.

David Stanistreet, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Stanistreet had been an investment director of the Scottish Widows Investment Management European equity team since 1997. From 1995 to 1997, Mr. Stanistreet was head of European equities at Royal Insurance Asset Management (which merged in 1996 to become Royal & Sun Alliance).

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                               European Equity Portfolio

                                                 --------------------------------------------------------------------
                                                      INVESTOR A            INVESTOR B             INVESTOR C
                                                        SHARES                SHARES                 SHARES
                                                 --------------------------------------------------------------------
                                                           For the               For the                 For the
                                                           Period                Period                  Period
                                                  Year    6/23/00/1/    Year    6/23/00/1/              6/23/00/1/
                                                  Ended    through      Ended    through     Year Ended  through
                                                 9/30/01   9/30/00     9/30/01   9/30/00      9/30/01    9/30/00
Net asset value at beginning of period            $9.50    $10.00       $9.48    $10.00         $9.48    $10.00
                                                 ------    ------      ------    ------        ------    ------
Income from investment operations
  Net investment (loss)                           (0.02)      - -       (0.07)    (0.01)        (0.07)    (0.02)
  Net (loss) on investments
   (both realized and unrealized)                 (2.28)    (0.50)      (2.29)    (0.51)        (2.28)    (0.50)
                                                 ------    ------      ------    ------        ------    ------
    Total from investment operations              (2.30)    (0.50)      (2.36)    (0.52)        (2.35)    (0.52)
                                                 ------    ------      ------    ------        ------    ------
Less distributions
  Distributions from net investment income          - -       - -         - -       - -           - -       - -
  Distributions from net realized capital gains     - -       - -         - -       - -           - -       - -
                                                 ------    ------      ------    ------        ------    ------
    Total distributions                             - -       - -         - -       - -           - -       - -
                                                 ------    ------      ------    ------        ------    ------
Net asset value at end of period                  $7.20     $9.50       $7.12     $9.48         $7.13     $9.48
                                                 ======    ======      ======    ======        ======    ======
Total return/3/                                  (24.21)%   (5.00)%    (24.89)%   (5.20)%      (24.79)%   (5.20)%
Ratios/Supplemental data
  Net assets at end of period (in thousands)       $959      $472      $2,060      $381          $750      $101
  Ratios of expenses to average net assets
   After advisory/administration fee waivers       1.92%     1.92%/2/    2.65%     2.67%/2/      2.65%     2.67%/2/
   Before advisory/administration fee waivers      2.86%     6.59%/2/    3.56%     7.34%/2/      3.56%     7.34%/2/
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers      (0.23)%   (0.39)%/2/  (0.97)%   (1.14)%/2/    (0.94)%   (1.14)%/2/
   Before advisory/administration fee waivers     (1.17)%   (5.06)%/2/  (1.87)%   (5.81)%/2/    (1.84)%   (5.81)%/2/
Portfolio turnover rate                             218%      177%        218%      177%          218%      177%
                                                 -------------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
Asia Pacific Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is Asia Pacific equity, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index: An unmanaged index comprised of a sample of companies representative of the market structure of the following Asia Pacific region countries: Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by Asia Pacific region companies. For purposes of these investment strategies, the fund management team will consider a company an "Asia Pacific region company" if it meets one or more of the following tests:
      . its country of organization, primary business office and principal trading market for its stock are located in the Asia Pacific region;
      . 50% or more of its assets are located in the Asia Pacific region; or . 50% or more of its revenues are derived from the Asia Pacific region.

The fund invests primarily, but not exclusively, in companies that benefit from Asia Pacific region economic activity. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team generally invests in stocks of Asia Pacific region companies (including companies located in emerging market countries) with market capitalizations generally over $500 million whose earnings, the management team believes, are in a strong growth trend or whose stock the management team believes is undervalued. The management team will use the MSCI All Country Asia Pacific Index as a benchmark and seeks to invest in stocks and market sectors represented in that index. The management team may also invest in stocks outside the index which meet the management team's investment criteria. The fund invests mainly in stocks listed on Asia Pacific region stock exchanges.

The management team, in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investments ordinarily in at least three Asia Pacific region countries.

The management team seeks to achieve consistent and sustainable performance by managing risk and by taking advantage of market inefficiencies through a long term, disciplined and objective invest-ment process. Economic, statistical and valuation data is analyzed to screen and rank securities. Major sector and country/regional themes, prevailing economic cycles and well-defined risk parameters are also considered in the portfolio construction process.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has dropped significantly due to economic and political turmoil in the past, and may do so again in the future.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

Furthermore, because the fund invests in issuers located in a specific geographic region, market changes or other factors affecting that region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the fund compared to mutual funds that invest in many geographic regions. At times, the markets in certain Asia Pacific region countries have suffered significant downturns and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move down.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI All Country Asia Pacific Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

                                    [CHART]

As of 12/31                    Investor A Shares
ANNUAL TOTAL RETURNS*


Best Quarter
Q1 '01: (8.64)%

Worst Quarter
Q3 '01: (16.99)%

   01
--------
(22.90)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                           Since    Inception
                                1 Year   Inception     Date
Asia Pacific Equity; Inv A     (26.75)%   (28.48)%   06/23/00
Asia Pacific Equity; Inv B     (25.53)%   (27.70)%   06/23/00
Asia Pacific Equity; Inv C     (22.88)%   (25.49)%   06/23/00
MSCI All Country Asia Pacific  (20.93)%   (27.52)%     N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

These returns assume payment of applicable sales charges.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                       A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*                  5.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                                 0.0%     4.5%**   1.00%***
 (as percentage of offering price)
 Redemption/Exchange Fee****
 (as a percentage of amount redeemed)      2%       2%        2%

   *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
  **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
 ***There is no CDSC on C Shares after one year.
****Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                             A Shares B Shares C Shares
 Advisory fees                  .90%     .90%     .90%
 Distribution (12b-1) fees      .10%     .75%     .75%
 Other expenses                4.59%    4.59%    4.59%
    Service fee                 .25%     .25%     .25%
    Processing fee              .15%     .15%     .15%
    Other                      4.19%    4.19%    4.19%
 Total annual fund operating
  expenses                     5.59%    6.24%    6.24%
 Fee waivers and expense
  reimbursements*              3.67%    3.57%    3.57%
 Net expenses*                 1.92%    2.67%    2.67%

 *BIL and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.92% (for Investor A Shares) and 2.67% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BIL in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years 5 Years 10 Years
           A Shares*                  $685  $1,774  $2,849   $5,483
           B Shares**
                 Redemption           $720  $1,881  $2,962   $5,593***
           B Shares
                 No Redemption        $270  $1,531  $2,762   $5,593***
           C Shares**
                 Redemption           $370  $1,531  $2,762   $5,706
           C Shares
                 No Redemption        $270  $1,531  $2,762   $5,706

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of professionals at BlackRock International, Ltd.
(BIL), including the following individuals who have day-to-day responsibility:
Nigel Barry, Managing Director and portfolio manager of BIL since 1996, William Low, Director and investment manager of BIL since 1996, Donald Gilfillan, Director and investment manager of BIL since 1996, and Alistair Veitch, Vice President and investment manager of BIL since 1998.

Mr. Barry has primary responsibility for Pacific Basin equity research and portfolio management. Prior to joining BIL in 1996, Mr. Barry was Director and head of the Pacific Basin desk at Dunedin Fund Managers Ltd. Mr. Low has primary responsibility for the developed and emerging equity markets of Asia. Prior to joining BIL in 1996, Mr. Low was with Dunedin Fund Managers Ltd., first as an investment analyst on the U.K. desk and then as a specialist in Pacific Basin equity markets. Mr. Gilfillan is responsible for Japanese equity research and portfolio management. Prior to joining BIL in 1996, Mr. Gilfillan was an investment manager with British Linen Fund Managers. Mr. Veitch is responsible for selected Asian equity markets, both developed and emerging. Prior to joining BIL in 1998, Mr. Veitch followed Asian equity markets for Edinburgh Fund Managers. Messrs. Barry, Low, Gilfillan and Veitch have co-managed the fund since its inception.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                               Asia Pacific Equity Portfolio

                                                 ---------------------------------------------------------------------
                                                       INVESTOR A             INVESTOR B             INVESTOR C
                                                         SHARES                 SHARES                 SHARES
                                                 ---------------------------------------------------------------------
                                                            For the                For the                For the
                                                            Period                 Period                 Period
                                                  Year     6/23/00/1/    Year     6/23/00/1/    Year     6/23/00/1/
                                                  Ended     through      Ended     through      Ended     through
                                                 9/30/01    9/30/00     9/30/01    9/30/00     9/30/01    9/30/00
Net asset value at beginning of period           $  9.20    $10.00      $  9.22    $10.00      $  9.24    $10.00
                                                 -------    ------      -------    ------      -------    ------
Income from investment operations
  Net investment income (loss)                     (0.04)     0.01        (0.06)      - -        (0.08)      - -
  Net (loss) on investments
   (both realized and unrealized)                  (2.89)    (0.81)       (2.90)    (0.78)       (2.90)    (0.76)
                                                 -------    ------      -------    ------      -------    ------
    Total from investment operations               (2.93)    (0.80)       (2.96)    (0.78)       (2.98)    (0.76)
                                                 -------    ------      -------    ------      -------    ------
Less distributions
  Distributions from net investment income         (0.01)      - -        (0.01)      - -        (0.01)      - -
  Distributions from net realized capital gains    (0.20)      - -        (0.20)      - -        (0.20)      - -
                                                 -------    ------      -------    ------      -------    ------
    Total distributions                            (0.21)      - -        (0.21)      - -        (0.21)      - -
                                                 -------    ------      -------    ------      -------    ------
Net asset value at end of period                 $  6.06    $ 9.20      $  6.05    $ 9.22      $  6.05    $ 9.24
                                                 =======    ======      =======    ======      =======    ======
Total return/3/                                   (32.50)%   (8.00)%     (32.75)%   (7.80)%     (32.90)%   (7.60)%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $    29    $   35      $     9    $   10      $     2    $    2
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        1.93%     1.92%/2/     2.65%     2.67%/2/     2.66%     2.67%/2/
   Before advisory/administration fee waivers       5.70%     9.63%/2/     6.47%    10.38%/2/     6.32%    10.38%/2/
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers       (0.39)%    0.15%/2/    (0.85)%   (0.60)%/2/   (1.08)%   (0.60)%/2/
   Before advisory/administration fee waivers      (4.16)%   (7.56)%/2/   (4.67)%   (8.31)%/2/   (4.73)%   (8.31)%/2/
Portfolio turnover rate                              206%      145%         206%      145%         206%      145%
                                                 --------------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
International Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is international value, referring to the type of securities the managers will choose for this fund.

 Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE): An unmanaged index comprised of a sample of companies representative of the market structure of the following European and Pacific Basin countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland and the U.K.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities of issuers located in countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI
EAFE). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Emphasis is placed on adding value through stock selection. Factors which the fund management team considers will include cash flow returns on investment, forecast P/E ratios, enterprise values and balance sheet strength. The management team screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The management team will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions and outlook for currency relationships. The management team examines each company for financial soundness before deciding to purchase its stock.

The management team, in an attempt to reduce portfolio risk, will diversify investments across countries, industry groups and companies with investment at all times in at least three foreign countries. In addition, the fund can invest more than 25% of its assets in Japanese stocks or in U.K. stocks. From time to time the fund may invest in the securities of issuers located in emerging market countries.

The fund generally will sell a stock when the management team believes it is fully valued or when, in the management team's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to the growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high-quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the management team chooses stocks they believe to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in Japan or in the U.K. These investments would make the fund more dependent upon the political and economic circumstances of those countries than a mutual fund that owns stocks of companies in many coun- tries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) have experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries. Similarly, the ability to concentrate in the U.K. may make the fund's performance more dependent on developments affecting that country.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI EAFE, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. Investor A Shares were launched in June 1992, Investor B Shares were launched in October 1994, and Investor C Shares were launched in December 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C

Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

These returns assume payment of applicable sales charges.
                                    [CHART]

As of 12/31                    Investor A Shares
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '99: 19.66%

Worst Quarter
Q3 '98: (14.77)%

  93      94      95     96     97      98      99       00        01
------  -------  -----  -----  -----  ------  ------  --------  --------
36.68%  (0.12)%  9.60%  7.98%  4.61%  15.01%  30.13%  (19.82)%  (23.10)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                           Since    Inception
                              1 Year   3 Years  5 Years  Inception     Date
International Equity; Inv A (26.92)%  (8.64)%  (1.72)%    3.95%     04/27/92
International Equity; Inv B (26.93)%  (9.00)%  (2.23)%    4.00%     04/27/92
International Equity; Inv C (24.04)%  (7.52)%  (1.28)%    4.02%     04/27/92
MSCI EAFE                   (21.44)%  (5.05)%   0.89%     5.99%        N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              5.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**   1.00%***
 (as percentage of offering price)
 Redemption/Exchange Fee****
 (a percentage of amount redeemed)     2%       2%        2%

   *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
  **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
 ***There is no CDSC on C Shares after one year.
****Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                      A Shares B Shares C Shares
 Advisory fees                           .75%     .75%     .75%
 Distribution (12b-1) fees               .10%     .75%     .75%
 Other expenses                          .79%     .79%     .79%
    Service fee                          .25%     .25%     .25%
    Processing fee                       .15%     .15%     .15%
    Other                                .39%     .39%     .39%
 Total annual fund operating expenses   1.64%    2.29%    2.29%
 Fee waivers and expense
  reimbursements*                        .11%     .01%     .01%
 Net expenses*                          1.53%    2.28%    2.28%

   *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.53% (for Investor A Shares) and 2.28% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $648  $  981  $1,337   $2,338
 B Shares**
       Redemption           $681  $1,064  $1,424   $2,462***
 B Shares
       No Redemption        $231  $  714  $1,224   $2,462***
 C Shares**
       Redemption           $331  $  714  $1,224   $2,625
 C Shares
       No Redemption        $231  $  714  $1,224   $2,625

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C

Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge
(CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of professionals at BlackRock International, Ltd.
(BIL), including the following individuals who have day-to-day responsibility:
Kenneth Anderson, Director and international equity investment manager at BIL since 2000, and William Low, Director and investment manager since 1996. Prior to joining BIL in 2000, Kenneth Anderson was an invest-ment director and the deputy head of the Scottish Widows Investment Management European equity team. Prior to joining BIL in 1996, Mr. Low was with Dunedin Fund Managers Ltd., first as an investment analyst on the U.K. desk and then as a specialist in Pacific Basin equity markets. Kenneth Anderson and William Low have served as portfolio co-managers since January 2001.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                              International Equity Portfolio

                                                                       ------------------------------------------------
                                                                                         INVESTOR A
                                                                                           SHARES
                                                                       ------------------------------------------------
                                                                        Year      Year      Year     Year      Year
                                                                        Ended     Ended     Ended    Ended     Ended
                                                                       9/30/01   9/30/00   9/30/99  9/30/98   9/30/97
Net asset value at beginning of period                                 $ 13.76   $ 15.79   $ 13.14  $ 14.57   $ 13.36
                                                                       -------   -------   -------  -------   -------
Income from investment operations
 Net investment income (loss)                                             0.01       - -     (0.05)    0.10      0.07
 Net gain (loss) on investments (both realized and unrealized)           (3.59)     0.08      3.58    (1.20)     1.77
                                                                       -------   -------   -------  -------   -------
    Total from investment operations                                     (3.58)     0.08      3.53    (1.10)     1.84
                                                                       -------   -------   -------  -------   -------
Less distributions
 Distributions from net investment income                                  - -       - -     (0.08)   (0.13)    (0.22)
 Distributions from net realized capital gains                           (2.14)    (2.11)    (0.80)   (0.20)    (0.41)
                                                                       -------   -------   -------  -------   -------
    Total distributions                                                  (2.14)    (2.11)    (0.88)   (0.33)    (0.63)
                                                                       -------   -------   -------  -------   -------
Net asset value at end of period                                       $  8.04   $ 13.76   $ 15.79  $ 13.14   $ 14.57
                                                                       =======   =======   =======  =======   =======
Total return/3/                                                         (30.24)%   (0.32)%   27.82%   (7.56)%   14.36%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                            $48,813   $29,881   $33,106  $26,637   $22,335
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                               1.54%     1.53%     1.48%    1.52%     1.53%
  Before advisory/administration fee waivers                              1.55%     1.53%     1.48%    1.57%     1.63%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                               0.10%    (0.08)%    0.23%    0.31%     0.50%
  Before advisory/administration fee waivers                              0.08%    (0.08)%    0.23%    0.26%     0.40%
Portfolio turnover rate                                                    306%      153%       62%      57%       62%
                                                                       ------------------------------------------------

                                                                       ----------------------------------------------
                                                                                        INVESTOR B
                                                                                          SHARES
                                                                       ----------------------------------------------
                                                                        Year      Year     Year     Year     Year
                                                                        Ended     Ended    Ended    Ended    Ended
                                                                       9/30/01   9/30/00  9/30/99  9/30/98  9/30/97
Net asset value at beginning of period                                 $ 13.45   $15.55   $12.94   $14.38   $13.23
                                                                       -------   ------   ------   ------   ------
Income from investment operations
 Net investment income (loss)                                            (0.08)   (0.10)   (0.10)   (0.01)    0.07
 Net gain (loss) on investments (both realized and unrealized)           (3.44)    0.08     3.51    (1.16)    1.66
                                                                       -------   ------   ------   ------   ------
    Total from investment operations                                     (3.52)   (0.02)    3.41    (1.17)    1.73
                                                                       -------   ------   ------   ------   ------
Less distributions
 Distributions from net investment income                                  - -      - -      - -    (0.07)   (0.17)
 Distributions from net realized capital gains                           (2.14)   (2.08)   (0.80)   (0.20)   (0.41)
                                                                       -------   ------   ------   ------   ------
    Total distributions                                                  (2.14)   (2.08)   (0.80)   (0.27)   (0.58)
                                                                       -------   ------   ------   ------   ------
Net asset value at end of period                                       $  7.79   $13.45   $15.55   $12.94   $14.38
                                                                       =======   ======   ======   ======   ======
Total return/3/                                                         (30.53)%  (1.10)%  26.98%   (8.19)%  13.63%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                            $ 4,226   $8,399   $7,822   $6,509   $5,850
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                               2.28%    2.28%    2.26%    2.28%    2.27%
  Before advisory/administration fee waivers                              2.29%    2.29%    2.26%    2.33%    2.37%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                              (0.73)%  (0.85)%  (0.66)%  (0.38)%  (0.22)%
  Before advisory/administration fee waivers                             (0.74)%  (0.86)%  (0.66)%  (0.43)%  (0.32)%
Portfolio turnover rate                                                    306%     153%      62%      57%      62%
                                                                       ---------------------------------------------

                                                                       ---------------------------------------------------
                                                                                           INVESTOR C
                                                                                             SHARES
                                                                       ---------------------------------------------------
                                                                                                             For the
                                                                                                              Period
                                                                        Year      Year     Year     Year    12/05/96/1/
                                                                        Ended     Ended    Ended    Ended    through
                                                                       9/30/01   9/30/00  9/30/99  9/30/98   9/30/97
Net asset value at beginning of period                                 $ 13.45   $15.55   $12.94   $14.38     $13.21
                                                                       -------   ------   ------   ------     ------
Income from investment operations
 Net investment income (loss)                                            (0.06)   (0.06)   (0.02)     - -       0.15
 Net gain (loss) on investments (both realized and unrealized)           (3.45)    0.04     3.43    (1.17)      1.19
                                                                       -------   ------   ------   ------     ------
    Total from investment operations                                     (3.51)   (0.02)    3.41    (1.17)      1.34
                                                                       -------   ------   ------   ------     ------
Less distributions
 Distributions from net investment income                                  - -      - -      - -    (0.07)     (0.17)
 Distributions from net realized capital gains                           (2.14)   (2.08)   (0.80)   (0.20)       - -
                                                                       -------   ------   ------   ------     ------
    Total distributions                                                  (2.14)   (2.08)   (0.80)   (0.27)     (0.17)
                                                                       -------   ------   ------   ------     ------
Net asset value at end of period                                       $  7.80   $13.45   $15.55   $12.94     $14.38
                                                                       =======   ======   ======   ======     ======
Total return/3/                                                         (30.44)%  (1.10)%  26.98%   (8.19)%    10.33%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                            $ 2,105   $1,723   $1,018   $  294     $  155
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                               2.27%    2.28%    2.26%    2.27%      2.28%/2/
  Before advisory/administration fee waivers                              2.28%    2.28%    2.26%    2.32%      2.38%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                              (0.62)%  (0.71)%  (0.27)%  (0.31)%    (0.48)%/2/
 Before advisory/administration fee waivers                              (0.64)%  (0.71)%  (0.27)%  (0.36)%    (0.58)%/2/
Portfolio turnover rate                                                    306%     153%      62%      57%        62%
                                                                       --------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
International Emerging Markets
Portfolio


                             IMPORTANT DEFINITIONS


 Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Bulgaria, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela, Vietnam and Zimbabwe.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is emerging markets, referring to the type of securities the managers will choose for this fund.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in stocks of issuers located in emerging market countries. These are countries considered to be "emerging" or "developing" by the World Bank, the International Finance Corporation or the United Nations. The fund normally invests at least 80% of its net assets in equity securities issued by companies located in emerging market countries. The fund primarily buys in common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Emphasis is placed on adding value through stock selection. Factors which the fund management team considers will include cash flow returns on investment, forecast P/E ratios, enterprise values and balance sheet strength. A security's earnings trend and its price momentum will also be factors considered in security selection. The management team will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions and outlook for currency relationships. The management team also examines each company for financial soundness before deciding to purchase its stock.

The management team, in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investment ordinarily in at least three emerging markets countries.

The fund generally will sell a stock when the management team believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a secu- rity's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the management team chooses stocks they believe to be undervalued there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short- term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI Emerging Market Free Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund. Investor A Shares were launched in June 1994, Investor B Shares were launched in April 1996 and Investor C Shares were launched in March 1997. The actual return of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than Investor A Shares.


                                    [CHART]

As of 12/31              Investor A Shares
ANNUAL TOTAL RETURNS*


Best Quarter
Q4 '99: 33.87%

Worst Quarter
Q3 '98: (25.60)%

   95       96      97        98       99       00       01
--------  ------  -------  --------  ------  --------  -------
(13.11)%  11.81%  (9.59)%  (36.96)%  68.09%  (35.16)%  (6.51)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                            Since     Inception
                                1 Year   3 Years  5 Years  Inception     Date
International Emerging; Inv A  (11.11)%  (1.06)%  (11.21)%  (9.05)%    06/17/94
International Emerging; Inv B  (11.05)%  (1.64)%  (11.74)%  (8.91)%    06/17/94
International Emerging; Inv C   (7.89)%  (0.14)%  (10.94)%  (8.92)%    06/17/94
MSCI EMF                        (2.61)%   4.00%    (5.78)%  (3.74)%       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.




These returns assume payment of applicable sales charges.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                                             A Shares B Shares C Shares
        Maximum Sales Charge (Load)
         Imposed on Purchases*                 5.0%     0.0%      0.0%
        (as percentage of offering price)
        Maximum Deferred Sales
         Charge (Load)                         0.0%     4.5%**   1.00%***
        (as percentage of offering price)
        Redemption/Exchange Fee****
        (as a percentage of amount redeemed)     2%       2%        2%

   *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
  **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
 ***There is no CDSC on C Shares after one year.
****Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                               A Shares B Shares C Shares
       Advisory fees                             1.25%    1.25%    1.25%
       Distribution (12b-1) fees                  .10%     .75%     .75%
       Other expenses                            1.04%    1.04%    1.04%
          Service fee                             .25%     .25%     .25%
          Processing fee                          .15%     .15%     .15%
          Other                                   .64%     .64%     .64%
       Total annual fund operating expenses      2.39%    3.04%    3.04%
       Fee waivers and expense reimbursements*    .18%     .08%     .08%
       Net expenses*                             2.21%    2.96%    2.96%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.21% (for Investor A Shares) and 2.96% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years 5 Years 10 Years
           A Shares*                  $713  $1,192  $1,696   $3,077
           B Shares**
                 Redemption           $749  $1,282  $1,789   $3,198***
           B Shares
                 No Redemption        $299  $  932  $1,589   $3,198***
           C Shares**
                 Redemption           $399  $  932  $1,589   $3,350
           C Shares
                 No Redemption        $299  $  932  $1,589   $3,350

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock International, Ltd. (BIL), including the following individuals who have day-to-day responsibility: Robin Watson, Vice President and investment manager at BIL since 1999, and Kevin Craig, Associate and Investment Manager at BIL since 1998. Prior to joining BIL, Robin Watson served as a Latin American specialist with AIB Govett in London from 1997 to 1999, and Mr. Craig was an emerging markets analyst at Dunedin

Fund Managers Ltd. from 1995 to 1996. Mr. Watson has been fund co-manager since January 2000 and Mr. Craig since January 2001.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                             International Emerging Markets Portfolio

                                                                         ---------------------------------------------
                                                                                          INVESTOR A
                                                                                            SHARES
                                                                         ---------------------------------------------
                                                                          Year      Year    Year    Year      Year
                                                                          Ended     Ended   Ended   Ended     Ended
                                                                         9/30/01   9/30/00 9/30/99 9/30/98   9/30/97
Net asset value at beginning of period                                   $  6.09   $ 6.04  $ 4.36  $  9.60   $ 8.71
                                                                         -------   ------  ------  -------   ------
Income from investment operations
 Net investment income (loss)                                              (0.01)    0.06    0.03     0.03    (0.06)
 Net gain (loss) on investments (both realized and unrealized)             (2.06)    0.02    1.65    (5.13)    0.98
                                                                         -------   ------  ------  -------   ------
    Total from investment operations                                       (2.07)    0.08    1.68    (5.10)    0.92
                                                                         -------   ------  ------  -------   ------
Less distributions
 Distributions from net investment income                                    - -    (0.03)    - -      - -    (0.03)
 Distributions from net realized capital gains                               - -      - -     - -    (0.14)     - -
                                                                         -------   ------  ------  -------   ------
    Total distributions                                                      - -    (0.03)    - -    (0.14)   (0.03)
                                                                         -------   ------  ------  -------   ------
Net asset value at end of period                                         $  4.02   $ 6.09  $ 6.04  $  4.36   $ 9.60
                                                                         =======   ======  ======  =======   ======
Total return/3/                                                           (33.99)%   1.27%  38.53%  (53.79)%  10.51%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                              $ 3,167   $2,466  $2,052  $ 1,835   $4,454
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                 2.21%    2.13%   2.20%    2.24%    2.25%
  Before advisory/administration fee waivers                                2.31%    2.13%   2.20%    2.34%    2.34%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                 0.26%    0.97%   0.37%    0.46%   (0.08)%
  Before advisory/administration fee waivers                                0.17%    0.97%   0.37%    0.36%   (0.18)%
Portfolio turnover rate                                                      225%     133%    117%      37%      33%
                                                                         ---------------------------------------------

                                                                         ----------------------------------------------
                                                                                          INVESTOR B
                                                                                            SHARES
                                                                         ----------------------------------------------
                                                                          Year      Year    Year     Year      Year
                                                                          Ended     Ended   Ended    Ended     Ended
                                                                         9/30/01   9/30/00 9/30/99  9/30/98   9/30/97
Net asset value at beginning of period                                   $  5.94    $5.91  $ 4.30   $  9.54   $ 8.69
                                                                         -------    -----  ------   -------   ------
Income from investment operations
 Net investment income (loss)                                              (0.01)    0.01   (0.01)    (0.03)   (0.04)
 Net gain (loss) on investments (both realized and unrealized)             (2.03)    0.02    1.62     (5.07)    0.89
                                                                         -------    -----  ------   -------   ------
    Total from investment operations                                       (2.04)    0.03    1.61     (5.10)    0.85
                                                                         -------    -----  ------   -------   ------
Less distributions
 Distributions from net investment income                                    - -      - -     - -       - -      - -
 Distributions from net realized capital gains                               - -      - -     - -     (0.14)     - -
                                                                         -------    -----  ------   -------   ------
    Total distributions                                                      - -      - -     - -     (0.14)     - -
                                                                         -------    -----  ------   -------   ------
Net asset value at end of period                                         $  3.90    $5.94  $ 5.91   $  4.30   $ 9.54
                                                                         =======    =====  ======   =======   ======
Total return/3/                                                           (34.34)%   0.34%  37.67%   (54.13)%   9.78%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                              $   538    $ 964  $  807   $   733   $1,836
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                 2.96%    2.88%   2.95%     2.98%    2.98%
  Before advisory/administration fee waivers                                3.05%    2.88%   2.95%     3.08%    3.07%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                (0.31)%   0.22%  (0.37)%   (0.30)%  (0.80)%
  Before advisory/administration fee waivers                               (0.40)%   0.22%  (0.37)%   (0.40)%  (0.90)%
Portfolio turnover rate                                                      225%     133%    117%       37%      33%
                                                                         ---------------------------------------------

                                                                         --------------------------------------------------
                                                                                            INVESTOR C
                                                                                              SHARES
                                                                         --------------------------------------------------
                                                                                                               For the
                                                                                                               Period
                                                                          Year      Year    Year     Year     3/21/97/1/
                                                                          Ended     Ended   Ended    Ended     through
                                                                         9/30/01   9/30/00 9/30/99  9/30/98    9/30/97
Net asset value at beginning of period                                   $  5.93   $ 5.91  $ 4.30   $  9.54    $ 9.70
                                                                         -------   ------  ------   -------    ------
Income from investment operations
 Net investment income (loss)                                              (0.02)    0.03   (0.05)    (0.02)    (0.01)
 Net gain (loss) on investments (both realized and unrealized)             (2.02)   (0.01)   1.66     (5.08)    (0.15)
                                                                         -------   ------  ------   -------    ------
    Total from investment operations                                       (2.04)    0.02    1.61     (5.10)    (0.16)
                                                                         -------   ------  ------   -------    ------
Less distributions
 Distributions from net investment income                                    - -      - -     - -       - -       - -
 Distributions from net realized capital gains                               - -      - -     - -     (0.14)      - -
                                                                         -------   ------  ------   -------    ------
    Total distributions                                                      - -      - -     - -     (0.14)      - -
                                                                         -------   ------  ------   -------    ------
Net asset value at end of period                                         $  3.89   $ 5.93  $ 5.91   $  4.30    $ 9.54
                                                                         =======   ======  ======   =======    ======
Total return/3/                                                           (34.40)%   0.17%  37.67%   (54.13)%   (3.08)%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                              $   159   $  346  $   43   $    25    $   88
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                 2.96%    2.89%   2.95%     2.98%     2.58%/2/
  Before advisory/administration fee waivers                                3.04%    2.89%   2.95%     3.08%     2.67%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                (0.39)%   0.77%  (0.37)%   (0.29)%   (0.27)%/2/
  Before advisory/administration fee waivers                               (0.47)%   0.77%  (0.37)%   (0.39)%   (0.37)%/2/
Portfolio turnover rate                                                      225%     133%    117%       37%       33%
                                                                         -------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
International Small Cap
Equity Portfolio


                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela, Vietnam and Zimbabwe.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by foreign small capitalization companies (defined as those with market capitalizations equal to those within the universe of Salomon Brothers Extended Markets World Ex-U.S. Index stocks). The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team initially screens for "growth" stocks from the universe of companies described above. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund can invest more than 25% of its assets in securities whose issuers are located in Japan, the United Kingdom, France or Germany.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

                             IMPORTANT DEFINITIONS


 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is international small cap, referring to the type of securities the managers will choose for this fund.

 Small Capitalization Companies: The fund defines these companies as those with market capitalizations equal to those within the universe of Salomon Brothers Extended Markets World Ex-U.S. Index stocks. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.




The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a secu-
 rity's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in Japan, the United Kingdom, France or Germany. These investments would make the fund more dependent upon the political and economic circumstances of those countries than a mutual fund that owns stocks of companies in many countries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries. Similarly, the ability to concentrate in the U.K., France and Germany may make the fund's performance more dependent on developments affecting those countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Brothers Extended Markets World Ex-U.S. Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

                                    [CHART]

As of 12/31                    Investor A Shares
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '99: 81.64%

Worst Quarter
Q3 '98: -19.90%

  98      99       00      01
------  -------  -------  ------
10.42%  150.51%  (8.60)% (17.60)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                     Since    Inception
                                  1 Year  3 Years  Inception     Date
International Small Cap; Inv A   (21.73)%  21.47%    15.87%    09/26/97
International Small Cap; Inv B   (21.83)%  22.00%    16.19%    09/26/97
International Small Cap; Inv C   (18.96)%  22.78%    16.48%    09/26/97
Salomon EMI Ex-U.S.              (15.69)%  (2.26)%   (1.39)%     N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                      A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*                 5.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                                0.0%     4.5%**   1.00%***
 (as percentage of offering price)
 Redemption/Exchange Fee****
 (as a percentage of amount redeemed)     2%       2%        2%

   *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
  **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
 ***There is no CDSC on C Shares after one year.
****Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                      A Shares B Shares C Shares
 Advisory fees                          1.00%    1.00%    1.00%
 Distribution (12b-1) fees               .10%     .75%     .75%
 Other expenses                          .88%     .88%     .88%
    Service fee                          .25%     .25%     .25%
    Processing fee                       .15%     .15%     .15%
    Other                                .48%     .48%     .48%
 Total annual fund operating expenses   1.98%    2.63%    2.63%
 Fee waivers and expense
  reimbursements*                        .18%     .08%     .08%
 Net expenses*                          1.80%    2.55%    2.55%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.80% (for Investor A Shares) and 2.55% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years 5 Years 10 Years
           A Shares*                  $674  $1,074  $1,498   $2,677
           B Shares**
                 Redemption           $708  $1,160  $1,588   $2,800***
           B Shares
                 No Redemption        $258  $  810  $1,388   $2,800***
           C Shares**
                 Redemption           $358  $  810  $1,388   $2,958
           C Shares
                 No Redemption        $258  $  810  $1,388   $2,958

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is co-managed by Thomas Callan, Michael Carey, and Daniel Sargen.

Thomas Callan has been a Managing Director with BlackRock Advisers, Inc (BlackRock) since 1996 and served as an equity analyst for PNC Bank from 1993-1996. He has co-managed the fund since April 1999.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996 and served as a fixed income analyst with PNC Bank from 1993 to 1996. He has co-managed the fund since January 2002.

Daniel Sargen has been an Associate with BlackRock since 2001. From 1999 to 2001, Mr. Sargen attended the University of Michigan Business School. Prior to that, he was a research analyst at the Institute of International Finance from 1997 to 1999 and a research associate at Economists Incorporated from 1995 to 1997. He has co-managed the fund since January 2002.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                            International Small Cap Equity Portfolio

                                                                    -------------------------------------------------
                                                                                       INVESTOR A
                                                                                         SHARES
                                                                    -------------------------------------------------
                                                                                                          For the
                                                                                                          Period
                                                                     Year      Year     Year     Year    9/26/97/1/
                                                                     Ended     Ended    Ended    Ended    through
                                                                    9/30/01   9/30/00  9/30/99  9/30/98   9/30/97
Net asset value at beginning of period                              $ 22.34   $ 12.84  $ 9.54   $ 9.94    $10.00
                                                                    -------   -------  ------   ------    ------
Income from investment operations
 Net investment income (loss)                                          0.13      0.08   (0.01)    0.02       - -
 Net gain (loss) on investments (both realized and unrealized)        (7.77)    10.82    4.42    (0.39)    (0.06)
                                                                    -------   -------  ------   ------    ------
    Total from investment operations                                  (7.64)    10.90    4.41    (0.37)    (0.06)
                                                                    -------   -------  ------   ------    ------
Less distributions
 Distributions from net investment income                               - -       - -     - -    (0.03)      - -
 Distributions from net realized capital gains                        (0.05)    (1.40)  (1.11)     - -       - -
                                                                    -------   -------  ------   ------    ------
    Total distributions                                               (0.05)    (1.40)  (1.11)   (0.03)      - -
                                                                    -------   -------  ------   ------    ------
Net asset value at end of period                                    $ 14.65   $ 22.34  $12.84   $ 9.54    $ 9.94
                                                                    =======   =======  ======   ======    ======
Total return/3/                                                      (34.27)%   91.04%  50.71%   (3.98)%   (0.30)%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $28,781   $40,545  $1,092   $  849    $  326
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                            1.80%     1.79%   1.80%    1.78%     1.30%/2/
  Before advisory/administration fee waivers                           1.89%     1.85%   2.47%    2.63%     1.52%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                            0.80%     0.45%  (0.23)%   0.20%     1.44%/2/
  Before advisory/administration fee waivers                           0.72%     0.39%  (0.90)%  (0.65)%    1.22%/2/
Portfolio turnover rate                                                 207%      296%    224%      76%        0%
                                                                    -------------------------------------------------

                                                                    --------------------------------------------------
                                                                                       INVESTOR B
                                                                                         SHARES
                                                                    --------------------------------------------------
                                                                                                           For the
                                                                                                           Period
                                                                     Year      Year      Year     Year    9/26/97/1/
                                                                     Ended     Ended     Ended    Ended    through
                                                                    9/30/01   9/30/00   9/30/99  9/30/98   9/30/97
Net asset value at beginning of period                              $ 22.06   $ 12.78   $ 9.48   $ 9.94    $10.00
                                                                    -------   -------   ------   ------    ------
Income from investment operations
 Net investment income (loss)                                          0.01     (0.04)   (0.10)   (0.05)      - -
 Net gain (loss) on investments (both realized and unrealized)        (7.65)    10.72     4.51    (0.39)    (0.06)
                                                                    -------   -------   ------   ------    ------
    Total from investment operations                                  (7.64)    10.68     4.41    (0.44)    (0.06)
                                                                    -------   -------   ------   ------    ------
Less distributions
 Distributions from net investment income                               - -       - -      - -    (0.02)      - -
 Distributions from net realized capital gains                        (0.05)    (1.40)   (1.11)     - -       - -
                                                                    -------   -------   ------   ------    ------
    Total distributions                                               (0.05)    (1.40)   (1.11)   (0.02)      - -
                                                                    -------   -------   ------   ------    ------
Net asset value at end of period                                    $ 14.37   $ 22.06   $12.78   $ 9.48    $ 9.94
                                                                    =======   =======   ======   ======    ======
Total return/3/                                                      (34.71)%   89.64%   49.83%   (4.73)%   (0.30)%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $27,895   $56,136   $2,208   $1,725    $  711
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                            2.55%     2.52%    2.55%    2.53%     1.30%/2/
  Before advisory/administration fee waivers                           2.64%     2.60%    3.22%    3.38%     1.52%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                            0.06%    (0.27)%  (0.99)%  (0.54)%    1.58%/2/
  Before advisory/administration fee waivers                          (0.03)%   (0.33)%  (1.66)%  (1.39)%    1.35%/2/
Portfolio turnover rate                                                 207%      296%     224%      76%        0%
                                                                    -------------------------------------------------

                                                                    --------------------------------------------------
                                                                                       INVESTOR C
                                                                                         SHARES
                                                                    --------------------------------------------------
                                                                                                           For the
                                                                                                           Period
                                                                     Year      Year      Year     Year    9/26/97/1/
                                                                     Ended     Ended     Ended    Ended    through
                                                                    9/30/01   9/30/00   9/30/99  9/30/98   9/30/97
Net asset value at beginning of period                              $ 22.06   $ 12.78   $ 9.48   $ 9.94    $10.00
                                                                    -------   -------   ------   ------    ------
Income from investment operations
 Net investment income (loss)                                          0.01     (0.04)   (0.03)   (0.04)      - -
 Net gain (loss) on investments (both realized and unrealized)        (7.66)    10.72     4.44    (0.40)    (0.06)
                                                                    -------   -------   ------   ------    ------
    Total from investment operations                                  (7.65)    10.68     4.41    (0.44)    (0.06)
                                                                    -------   -------   ------   ------    ------
Less distributions
 Distributions from net investment income                               - -       - -      - -    (0.02)      - -
 Distributions from net realized capital gains                        (0.05)    (1.40)   (1.11)     - -       - -
                                                                    -------   -------   ------   ------    ------
    Total distributions                                               (0.05)    (1.40)   (1.11)   (0.02)      - -
                                                                    -------   -------   ------   ------    ------
Net asset value at end of period                                    $ 14.36   $ 22.06   $12.78   $ 9.48    $ 9.94
                                                                    =======   =======   ======   ======    ======
Total return/3/                                                      (34.71)%   89.64%   49.83%   (4.73)%   (0.30)%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $21,019   $43,722   $1,019   $  423    $  182
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                            2.55%     2.52%    2.55%    2.53%     1.30%/2/
  Before advisory/administration fee waivers                           2.66%     2.58%    3.22%    3.38%     1.52%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                            0.07%    (0.27)%  (0.99)%  (0.54)%    1.44%/2/
  Before advisory/administration fee waivers                          (0.03)%   (0.32)%  (1.66)%  (1.39)%    1.22%/2/
Portfolio turnover rate                                                 207%      296%     224%      76%        0%
                                                                    -------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
Select Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a Company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company such (as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

 S&P 500(R) Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund management team uses the S&P 500(R) Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The management team seeks to own securities in all sectors, but can overweight or underweight securities within sectors as they identify market opportunities. The fund normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

The management team initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. The fund will invest in stocks that the management team believes offer attractive returns through capital appreciation. The fund will typically have a P/E multiple that is in line with the S&P 500(R) Index. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the management team believes it is fully valued or when, in the management team's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

                             IMPORTANT DEFINITIONS


 Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.



The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

While the management team chooses stocks they believe to be undervalued, or which have above average growth potential, there is no guarantee that prices will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500/(R)/ Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in September 1993. Investor A Shares were launched in October 1993, Investor B Shares were launched in March 1996 and Investor C Shares were launched in September 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

                                    [CHART]

As of 12/31           Investor A Shares
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '98: 20.68%

Worst Quarter
Q3 '01: (18.16)%

  94       95      96      97      98      99       00        01
-------  ------  ------  ------  ------  ------  --------  --------
(1.61)%  32.62%  23.29%  30.84%  24.05%  20.29%  (15.27)%  (21.72)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                              Since    Inception
                1 Year    3 Years  5 Years  Inception     Date
Select; Inv A  (25.25)%   (8.66)%    4.34%     8.78%    09/13/93
Select; Inv B  (25.74)%   (9.37)%    4.17%     8.80%    09/13/93
Select; Inv C  (23.05)%   (7.97)%    4.51%     8.81%    09/13/93
S&P 500        (11.89)%   (1.03)%   10.70%     13.67%      N/A



 *The chart and the table both assume reinvestment of dividends and distributions.

These returns assume payment of applicable sales charges.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              4.5%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**   1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
 Advisory fees                              .54%     .54%     .54%
 Distribution (12b-1) fees                  .10%     .75%     .75%
 Other expenses                             .75%     .75%     .75%
    Service fee                             .25%     .25%     .25%
    Processing fee                          .15%     .15%     .15%
    Other                                   .35%     .35%     .35%
 Total annual fund operating expenses      1.39%    2.04%    2.04%
 Fee waivers and expense reimbursements*    .11%     .01%     .01%
 Net expenses*                             1.28%    2.03%    2.03%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.28% (for Investor A Shares) and 2.03% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to Blackrock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years 5 Years 10 Years
           A Shares*                  $575   $860   $1,166   $2,034
           B Shares**
                 Redemption           $656   $989   $1,297   $2,201***
           B Shares
                 No Redemption        $206   $639   $1,097   $2,201***
           C Shares**
                 Redemption           $306   $639   $1,097   $2,368
           C Shares
                 No Redemption        $206   $639   $1,097   $2,368

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on conversion of the Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), headed by Mark W. Broughton, Director at BlackRock since 2001. Prior to joining BlackRock, Mr. Broughton was portfolio manager, director of research and a partner of Badgley, Phelps & Bell from 1996 to 2001, and was previously assistant portfolio manager and research analyst at Provident Investment Counsel from 1992 to 1996. Mr. Broughton has been portfolio manager since January 2001.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                            Select Equity Portfolio

                                                                              -----------------------------------------------
                                                                                                INVESTOR A
                                                                                                  SHARES
                                                                              -----------------------------------------------
                                                                               Year      Year      Year     Year     Year
                                                                               Ended     Ended     Ended    Ended    Ended
                                                                              9/30/01   9/30/00   9/30/99  9/30/98  9/30/97
Net asset value at beginning of period                                        $ 20.69   $ 20.75   $ 17.00  $ 17.50  $ 13.56
                                                                              -------   -------   -------  -------  -------
Income from investment operations
 Net investment income (loss)                                                   (0.02)    (0.02)     0.05     0.08     0.11
 Net gain (loss) on investments (both realized and unrealized)                  (6.42)     1.60      4.36     0.50     5.16
                                                                              -------   -------   -------  -------  -------
    Total from investment operations                                            (6.44)     1.58      4.41     0.58     5.27
                                                                              -------   -------   -------  -------  -------
Less distributions
 Distributions from net investment income                                       (0.01)    (0.01)    (0.05)   (0.08)   (0.12)
 Distributions from capital                                                     (0.02)      - -       - -   - -- -      - -
 Distributions from net realized capital gains                                  (3.05)    (1.63)    (0.61)   (1.00)   (1.21)
                                                                              -------   -------   -------  -------  -------
    Total distributions                                                         (3.08)    (1.64)    (0.66)   (1.08)   (1.33)
                                                                              -------   -------   -------  -------  -------
Net asset value at end of period                                              $ 11.17   $ 20.69   $ 20.75  $ 17.00  $ 17.50
                                                                              =======   =======   =======  =======  =======
Total return/3/                                                                (35.65)%    7.64%    26.44%    3.62%   41.95%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                   $37,267   $76,438   $66,646  $35,359  $18,949
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                      1.28%     1.25%     1.21%    1.32%    1.27%
  Before advisory/administration fee waivers                                     1.30%     1.25%     1.21%    1.32%    1.34%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                     (0.09)%   (0.11)%    0.26%    0.44%    0.75%
  Before advisory/administration fee waivers                                    (0.10)%   (0.11)%    0.26%    0.44%    0.68%
Portfolio turnover rate                                                           114%      103%       22%      27%      29%
                                                                              -----------------------------------------------

                                                                              --------------------------------------------------
                                                                                                 INVESTOR B
                                                                                                   SHARES
                                                                              --------------------------------------------------
                                                                               Year      Year      Year      Year      Year
                                                                               Ended     Ended     Ended     Ended     Ended
                                                                              9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period                                        $ 20.21   $ 20.44   $ 16.85   $ 17.40   $ 13.54
                                                                              -------   -------   -------   -------   -------
Income from investment operations
 Net investment income (loss)                                                   (0.13)    (0.18)    (0.10)    (0.03)     0.05
 Net gain (loss) on investments (both realized and unrealized)                  (6.22)     1.58      4.30      0.48      5.07
                                                                              -------   -------   -------   -------   -------
    Total from investment operations                                            (6.35)     1.40      4.20      0.45      5.12
                                                                              -------   -------   -------   -------   -------
Less distributions
 Distributions from net investment income                                         - -       - -       - -       - -     (0.05)
 Distributions from capital                                                     (0.02)      - -       - -       - -       - -
 Distributions from net realized capital gains                                  (3.05)    (1.63)    (0.61)    (1.00)    (1.21)
                                                                              -------   -------   -------   -------   -------
    Total distributions                                                         (3.07)    (1.63)    (0.63)    (1.00)    (1.26)
                                                                              -------   -------   -------   -------   -------
Net asset value at end of period                                              $ 10.79   $ 20.21   $ 20.44   $ 16.85   $ 17.40
                                                                              =======   =======   =======   =======   =======
Total return/3/                                                                (36.11)%    6.82%    25.38%     2.90%    40.70%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                   $40,403   $81,562   $66,854   $39,971   $18,345
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                      2.03%     2.01%     2.02%     2.07%     2.01%
  Before advisory/administration fee waivers                                     2.05%     2.01%     2.02%     2.07%     2.08%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                     (0.84)%   (0.87)%   (0.55)%   (0.29)%   (0.02)%
  Before advisory/administration fee waivers                                    (0.85)%   (0.87)%   (0.55)%   (0.29)%   (0.09)%
Portfolio turnover rate                                                           114%      103%       22%       27%       29%
                                                                              -------------------------------------------------

                                                                              -----------------------------------------------
                                                                                                INVESTOR C
                                                                                                  SHARES
                                                                              -----------------------------------------------
                                                                               Year      Year      Year     Year     Year
                                                                               Ended     Ended     Ended    Ended    Ended
                                                                              9/30/01   9/30/00   9/30/99  9/30/98  9/30/97
Net asset value at beginning of period                                        $ 20.20   $ 20.44   $16.85   $17.40   $13.54
                                                                              -------   -------   ------   ------   ------
Income from investment operations
 Net investment income (loss)                                                   (0.15)    (0.16)   (0.08)   (0.02)    0.04
 Net gain (loss) on investments (both realized and unrealized)                  (6.19)     1.55     4.28     0.47     5.08
                                                                              -------   -------   ------   ------   ------
    Total from investment operations                                            (6.34)     1.39     4.20     0.45     5.12
                                                                              -------   -------   ------   ------   ------
Less distributions
 Distributions from net investment income                                         - -       - -      - -      - -    (0.05)
 Distributions from capital                                                     (0.02)      - -      - -      - -      - -
 Distributions from net realized capital gains                                  (3.05)    (1.63)   (0.61)   (1.00)   (1.21)
                                                                              -------   -------   ------   ------   ------
    Total distributions                                                         (3.07)    (1.63)   (0.61)   (1.00)   (1.26)
                                                                              -------   -------   ------   ------   ------
Net asset value at end of period                                              $ 10.79   $ 20.20   $20.44   $16.85   $17.40
                                                                              =======   =======   ======   ======   ======
Total return/3/                                                                (36.07)%    6.77%   25.38%    2.90%   40.70%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                   $ 3,955   $11,108   $6,543   $2,450   $  377
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                      2.03%     2.01%    2.02%    2.06%    2.01%
  Before advisory/administration fee waivers                                     2.04%     2.01%    2.02%    2.06%    2.08%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                     (0.09)%   (0.87)%  (0.55)%  (0.30)%  (0.12)%
  Before advisory/administration fee waivers                                    (0.09)%   (0.87)%  (0.55)%  (0.30)%  (0.19)%
Portfolio turnover rate                                                           114%      103%      22%      27%      29%
                                                                              ----------------------------------------------

/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
Index Equity
Portfolio


                             IMPORTANT DEFINITIONS

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Index Investing: An investment strategy involving the creation of a portfolio tailored as closely as possible to match the composition and investment performance of a specific stock or bond market index. Index funds offer investors diversification among securities, low portfolio turnover and relative predictability of portfolio composition. The Index Master Portfolio engages in index investing.

 Large Capitalization Companies: Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however their size may also make them less flexible and innovative than smaller companies.

 S&P 500(R) Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the stocks of the S&P 500(R) Index using a passive investment style that seeks to replicate the returns of the S&P 500(R) Index. The Index Master Portfolio, under normal market conditions, invests at least 95% of its total assets in substantially all the stocks of the S&P 500(R) Index in approximately the same proportion as they are represented in the Index.

The Index Master Portfolio may invest some of its assets (generally not more than 5% of net assets) in certain short-term fixed income securities pending investment or to pay redeeming shareholders.

The Index Master Portfolio may, to the extent consistent with its investment objective, invest in index futures contracts and options on index futures contracts, commonly known as derivatives, to commit funds pending investment or to maintain liquidity. The Index Master Portfolio can buy additional securities when borrowings are outstanding. This practice can have the effects of increasing the fund's losses or gains.

Each of the Index Equity Portfolio and the Index Master Portfolio may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high-quality securities equal to at least 102% of the current value of the loaned securities. The Index Master Portfolio will receive collateral in cash and high-quality securities equal to at least 100% of the current value of the loaned securities.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The investment objective of the Index Master Portfolio may not be changed without shareholder approval.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordinarily not result in its elimination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500(R) Index (including additions or deletions resulting from mergers, reorganizations and similar transactions), and, to the extent necessary, to provide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund (not taking into account fund expenses) is expected to approximate the investment performance of the S&P 500(R) Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the values of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500(R) Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in April 1992. Investor A Shares were launched in June 1992, Investor B Shares were launched in February 1996 and Investor C Shares were launched in August 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Service and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Service, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

                                    [CHART]

As of 12/31                Investor A Shares
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '98: 21.18%

Worst Quarter
Q3 '01: (14.84)%


 93     94      95      96      97      98      99       00        01
-----  -----  ------  ------  ------  ------  ------  --------  --------
9.37%  0.44%  36.53%  21.84%  32.27%  28.02%  20.00%  (-9.78)%  (12.68)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                      Since   Inception
                       1 Year   3 Years  5 Years    Inception    Date
Index Equity; Inv A   (15.30)%   (2.85)%   9.20%     12.07%    04/20/92
Index Equity; Inv B   (17.23)%   (4.06)%   8.76%     11.93%    04/20/92
Index Equity; Inv C   (14.19)%   (2.58)%   9.01%     11.93%    04/20/92
S&P 500/R/            (11.89)%   (1.03)%  10.70%     13.46%      N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

These Returns assume payment of applicable sales charges.

Expenses and Fees
The tables on the next page explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                                      A Shares B Shares   C Shares
 Maximum Sales Charge (Load) Imposed
  on Purchases*                           3.0%     0.0%       0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge (Load)     0.0%     4.5%**    1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses*
(Expenses that are deducted from fund assets)

                                      A Shares B Shares C Shares
 Advisory fees                          .025%    .025%    .025%
 Distribution (12b-1) fees               .10%     .75%     .75%
 Other expenses                          .78%     .78%     .78%
    Service fee                          .25%     .25%     .25%
    Processing fee                       .15%     .15%     .15%
    Other                                .38%     .38%     .38%
 Total annual fund operating expenses   .905%   1.555%   1.555%
 Fee waivers and expense
  reimbursements**                       .12%     .02%     .02%
 Net expenses**                         .785%   1.535%   1.535%

 *The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.
**BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .785% (for Investor A Shares) and 1.535% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $378   $568   $  775   $1,370
 B Shares**
       Redemption           $606   $839   $1,045   $1,674***
 B Shares
       No Redemption        $156   $489   $  845   $1,674***
 C Shares**
       Redemption           $256   $489   $  845   $1,849
 C Shares
       No Redemption        $156   $489   $  845   $1,849

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.


                             IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Index Master Portfolio Management
Dimensional Fund Advisors Inc. (DFA) serves as investment adviser to the Index Master Portfolio. Investment decisions for the Index Master Portfolio are made by the Investment Committee of DFA, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of DFA who are elected annually. DFA provides the Index Master Portfolio with a trading department and selects brokers and dealers to effect securities transactions.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                           Index Equity Portfolio

                                                               ------------------------------------------------------------
                                                                                       INVESTOR A
                                                                                         SHARES
                                                               ------------------------------------------------------------
                                                                Year        Year        Year        Year        Year
                                                                Ended       Ended       Ended       Ended       Ended
                                                               9/30/01     9/30/00     9/30/99     9/30/98     9/30/97
Net asset value at beginning of period                         $ 27.51     $ 24.66     $ 19.64     $ 18.32     $ 13.96
                                                               -------     -------     -------     -------     -------
Income from investment operations
 Net investment income (loss)                                     0.12        0.11        0.17        0.18        0.21
 Net gain (loss) on investments (both realized and
  unrealized)                                                    (7.60)       2.96        5.10        1.35        5.02
                                                               -------     -------     -------     -------     -------
    Total from investment operations                             (7.48)       3.07        5.27        1.53        5.23
                                                               -------     -------     -------     -------     -------
Less distributions
 Distributions from net investment income                        (0.08)      (0.06)      (0.19)      (0.17)      (0.19)
 Distributions from net realized capital gains                     - -       (0.16)      (0.06)      (0.04)      (0.68)
                                                               -------     -------     -------     -------     -------
    Total distributions                                          (0.08)      (0.22)      (0.25)      (0.21)      (0.87)
                                                               -------     -------     -------     -------     -------
Net asset value at end of period                               $ 19.95     $ 27.51     $ 24.66     $ 19.64     $ 18.32
                                                               =======     =======     =======     =======     =======
Total return/1/                                                 (27.23)%     12.43%      26.74%       8.37%      39.49%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                    $76,363     $93,935     $85,174     $42,891     $33,934
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                       0.79%/2/    0.78%/2/    0.75%/2/    0.65%/2/    0.65%/2/
  After advisory/administration fee waivers (excluding
    interest expense)                                             0.79%/2/     - -         - -         - -         - -
  Before advisory/administration fee waivers                      0.81%/2/    0.81%/2/    0.81%/2/    0.81%/2/    0.85%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                       0.50%       0.38%       0.62%       0.92%       1.23%
  Before advisory/administration fee waivers                      0.48%       0.35%       0.56%       0.76%       1.03%
Portfolio turnover rate                                              8%/7/       8%/6/       5%/5/       9%/4/       4%/3/
                                                               ------------------------------------------------------------

                                                               ----------------------------------------------------------------
                                                                                         INVESTOR B
                                                                                           SHARES
                                                               ----------------------------------------------------------------
                                                                Year         Year         Year         Year         Year
                                                                Ended        Ended        Ended        Ended        Ended
                                                               9/30/01      9/30/00      9/30/99      9/30/98      9/30/97
Net asset value at beginning of period                         $  27.15     $  24.44     $  19.52     $  18.22     $ 13.93
                                                               --------     --------     --------     --------     -------
Income from investment operations
 Net investment income (loss)                                     (0.06)         - -        (0.02)        0.05        0.13
 Net gain (loss) on investments (both realized and
  unrealized)                                                     (7.48)        2.84         5.05         1.34        4.94
                                                               --------     --------     --------     --------     -------
    Total from investment operations                              (7.54)        2.84         5.03         1.39        5.07
                                                               --------     --------     --------     --------     -------
Less distributions
 Distributions from net investment income                           - -          - -        (0.05)       (0.05)      (0.10)
 Distributions from net realized capital gains                      - -        (0.13)       (0.06)       (0.04)      (0.68)
                                                               --------     --------     --------     --------     -------
    Total distributions                                             - -        (0.13)       (0.11)       (0.09)      (0.78)
                                                               --------     --------     --------     --------     -------
Net asset value at end of period                               $  19.61     $  27.15     $  24.44     $  19.52     $ 18.22
                                                               ========     ========     ========     ========     =======
Total return/1/                                                  (27.77)%      11.61%       25.78%        7.63%      38.31%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                    $262,027     $360,792     $302,071     $109,019     $38,271
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                        1.53%/2/     1.51%/2/     1.49%/2/     1.38%/2/    1.38%/2/
  After advisory/administration fee waivers (excluding
    interest expense)                                              1.53%/2/      - -          - -       - -- -         - -
  Before advisory/administration fee waivers                       1.55%/2/     1.54%/2/     1.55%/2/     1.54%/2/    1.58%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                       (0.25)%      (0.35)%      (0.13)        0.19%       0.45%
  Before advisory/administration fee waivers                      (0.26)%      (0.38)%      (0.18)%       0.03%       0.25%
Portfolio turnover rate                                               8%/7/        8%/6/        5%/5/        9%/4/       4%/3/
                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                                                         INVESTOR C
                                                                                           SHARES
                                                               ---------------------------------------------------------------
                                                                Year         Year         Year         Year        Year
                                                                Ended        Ended        Ended        Ended       Ended
                                                               9/30/01      9/30/00      9/30/99      9/30/98     9/30/97
Net asset value at beginning of period                         $  27.15     $  24.44     $  19.52     $ 18.22     $ 13.93
                                                               --------     --------     --------     -------     -------
Income from investment operations
 Net investment income (loss)                                     (0.06)         - -          - -        0.05        0.13
 Net gain (loss) on investments (both realized and
  unrealized)                                                     (7.48)        2.84         5.03        1.34        4.94
                                                               --------     --------     --------     -------     -------
    Total from investment operations                              (7.54)        2.84         5.03        1.39        5.07
                                                               --------     --------     --------     -------     -------
Less distributions
 Distributions from net investment income                           - -          - -        (0.05)      (0.05)      (0.10)
 Distributions from net realized capital gains                      - -        (0.13)       (0.06)      (0.04)      (0.68)
                                                               --------     --------     --------     -------     -------
    Total distributions                                             - -        (0.13)       (0.11)      (0.09)      (0.78)
                                                               --------     --------     --------     -------     -------
Net asset value at end of period                               $  19.61     $  27.15     $  24.44     $ 19.52     $ 18.22
                                                               ========     ========     ========     =======     =======
Total return/1/                                                  (27.77)%      11.61%       25.78%       7.63%      38.31%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                    $382,356     $530,586     $391,152     $81,529     $19,668
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers                       1.53%/2/     1.53%/2/     1.51%/2/    1.38%/2/    1.38%/2/
  After advisory/ administration fee waivers (excluding
    interest expense)                                              1.53%/2/      - -          - -         - -         - -
  Before advisory/ administration fee waivers                      1.55%/2/     1.56%/2/     1.55%/2/    1.54%/2/    1.58%/2/
 Ratios of net investment income to average net assets
  After advisory/ administration fee waivers                      (0.25)%      (0.37)%      (0.15)%      0.19%       0.45%
  Before advisory/ administration fee waivers                     (0.26)%      (0.40)%      (0.19)%      0.03%       0.25%
Portfolio turnover rate                                               8%/7/        8%/6/        5%/5/       9%/4/       4%/3/
                                                               --------------------------------------------------------------

/1/Neither front-end sales load nor contingent deferred sales load is reflected in total return.
/2/Including expenses allocated from The U.S. Large Company Series of The DFA
   Investment Trust Company of 0.06% for the year ended 09/30/01, 0.06% for the year ended 9/30/00, 0.06% for the year ended 9/30/99, 0.06% for the year ended 9/30/98, 0.07% for the year ended 9/30/97.
/3/For period December 1, 1996 through November 30, 1997.
/4/For period December 1, 1997 through November 30, 1998.
/5/For period December 1, 1998 through November 30, 1999.
/6/For period December 1, 1999 through November 30, 2000.
/7/For period December 1, 2000 through September 30, 2001.

[LOGO]

BlackRock
Balanced
Portfolio


                             IMPORTANT DEFINITIONS

 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Investment Style: Refers to the guiding principle of a mutual fund's investment choices. The investment style of this fund is balanced, both equity and fixed income securities meaning that the managers will choose both equity and fixed income securities for this fund.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Investment Goal
The fund seeks long-term capital appreciation--current income from fixed income securities is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund managers invest primarily in a blend of equity and fixed income securities selected to deliver returns through the combination of capital appreciation and current income. The equity and fixed income managers work together to determine an appropriate asset allocation strategy.

Equity Portion
The manager initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. In pursuit of this goal, the fund manager uses the S&P 500(R) Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The manager seeks to own securities in all sectors, but can overweight or underweight securities within sectors as he identifies market opportunities. The portfolio manager will adjust the blend of value/growth stocks based on performance expectations. The fund will invest primarily in common stock, but can also invest in preferred stock and securities convertible into common and preferred stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

Fixed Income Portion
The fixed income portion of the fund consists of a broad range of U.S. investment grade bonds including U.S. Government bonds, mortgage-backed, asset-backed and corporate debt securities. The fund normally will invest at least 25% of its total assets in bonds. The fund may invest up to 10% of its total assets in bonds of foreign issuers. The fixed income team seeks bonds that will add value while controlling risk.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

                             IMPORTANT DEFINITIONS

 Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

 S&P 500(R) Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

 Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a "growth fund" and a "value fund" may own the same stock. Value stocks are companies which appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.


It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in money market securities in order to achieve its investment objective.

The fund managers may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high-quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the fund managers choose stocks with a focus on attempting to minimize risk and choose bonds of investment grade quality, there is no guarantee that prices won't move lower.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign secu-rities markets.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The chart shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of a customized weighted index comprised of the returns of the S&P 500(R) Index (65%) and the Lehman Aggregate Index (35%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund. Investor A Shares were launched in May 1990, Investor B Shares were launched in October 1994 and Investor C Shares were launched in December 1996. The actual return of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

                                    [CHART]

As of 12/31                         Investor A Shares
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '98: 13.29%

Worst Quarter
Q3 '01: (10.54)%

 92       93      94      95     96      97      98      99      00        01
-----   ------  ------  ------ ------  ------  ------  ------  -------  --------
11.82%  11.67% (3.55)%  27.22% 15.04%  23.34%  21.38%  10.56%  (6.61)%  (11.82)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                                  Inception
                             1 Year   3 Years  5 Years  10 Years     Date
Balanced Portfolio; Inv A   (15.76)%  (4.54)%   5.42%     8.66%    05/14/90
Balanced Portfolio; Inv B   (16.50)%  (5.29)%   5.25%     7.32%    05/14/90
Balanced Portfolio; Inv C   (13.42)%  (3.82)%   5.58%     8.57%    05/14/90
65% S&P 500/35% Leh. Ag.     (4.73)%   1.82%    9.96%    11.15%       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

These returns assume payment of applicable sales charges.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              4.5%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**   1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
 Advisory fees                              .55%     .55%     .55%
 Distribution (12b-1) fees                  .10%     .75%     .75%
 Interest expense                           - -      - -      - -
 Other expenses                             .79%     .79%     .79%
    Service fee                             .25%     .25%     .25%
    Processing fee                          .15%     .15%     .15%
    Other                                   .39%     .39%     .39%
 Total annual fund operating expenses      1.45%    2.09%    2.09%
 Fee waivers and expense reimbursements*    .11%     .01%     .01%
 Net expenses*                             1.33%    2.08%    2.08%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.33% (excluding interest expense) (for Investor A Shares) and 2.08% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $579  $  877  $1,196   $2,097
 B Shares**
       Redemption           $661  $1,004  $1,323   $2,257***
 B Shares
       No Redemption        $211  $  654  $1,123   $2,257***
 C Shares**
       Redemption           $311  $  654  $1,123   $2,420
 C Shares
       No Redemption        $211  $  654  $1,123   $2,420

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The portfolio manager for the equity portion of the fund is Mark W. Broughton, a Director at BlackRock Advisors, Inc. (BlackRock) since 2001. Prior to joining BlackRock, Mr. Broughton was portfolio manager, director of research and a partner of Badgley, Phelps & Bell from 1996 to 2001, and was previously assistant portfolio manager and research analyst at Provident Investment Counsel from 1992 to 1996. He has been a manager of the fund since June 2001.

The co-managers for the fixed-income portion of the fund are Robert S. Kapito, who has been Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988 and who has served as co-manager of the fund since 1995, and Keith
T. Anderson, who has been a Managing Director at BFM since 1988. He has served as co-manager of the fund since 1995.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                            Balanced Portfolio

                                                                    -------------------------------------------------
                                                                                       INVESTOR A
                                                                                         SHARES
                                                                    -------------------------------------------------
                                                                     Year       Year      Year      Year     Year
                                                                     Ended      Ended     Ended     Ended    Ended
                                                                    9/30/01    9/30/00   9/30/99   9/30/98  9/30/97
Net asset value at beginning of period                              $  20.13   $  19.72  $  18.33  $ 18.22  $ 15.10
                                                                    --------   --------  --------  -------  -------
Income from investment operations
 Net investment income                                                  0.26       0.38      0.41     0.39     0.39
 Net gain (loss) on investments (both realized and unrealized)         (4.03)      1.11      2.18     1.33     3.68
                                                                    --------   --------  --------  -------  -------
    Total from investment operations                                   (3.77)      1.49      2.59     1.72     4.07
                                                                    --------   --------  --------  -------  -------
Less distributions
 Distributions from net investment income                              (0.30)     (0.38)    (0.41)   (0.36)   (0.43)
 Distributions from net realized capital gains                         (2.81)     (0.70)    (0.79)   (1.25)   (0.52)
                                                                    --------   --------  --------  -------  -------
    Total distributions                                                (3.11)     (1.08)    (1.20)   (1.61)   (0.95)
                                                                    --------   --------  --------  -------  -------
Net asset value at end of period                                    $  13.25   $  20.13  $  19.72  $ 18.33  $ 18.22
                                                                    ========   ========  ========  =======  =======
Total return/3/                                                       (21.26)%     7.59%    14.40%   10.19%   27.93%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $108,795   $149,594  $132,833  $96,795  $87,202
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                             1.34%      1.30%     1.25%    1.30%    1.24%
  After advisory/administration fee waivers (excluding interest
    expense)                                                            1.34%      1.29%     1.25%    1.30%    1.24%
  Before advisory/administration fee waivers                            1.36%      1.30%     1.25%    1.30%    1.30%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                             1.75%      1.86%     2.05%    2.13%    2.58%
  Before advisory/administration fee waivers                            1.74%      1.86%     2.05%    2.13%    2.52%
Portfolio turnover rate                                                  210%       176%      122%     134%     173%
                                                                    -------------------------------------------------

                                                                    -----------------------------------------------
                                                                                      INVESTOR B
                                                                                        SHARES
                                                                    -----------------------------------------------
                                                                     Year      Year      Year     Year     Year
                                                                     Ended     Ended     Ended    Ended    Ended
                                                                    9/30/01   9/30/00   9/30/99  9/30/98  9/30/97
Net asset value at beginning of period                              $ 19.98   $  19.59  $ 18.22  $ 18.13  $ 15.04
                                                                    -------   --------  -------  -------  -------
Income from investment operations
 Net investment income                                                 0.15       0.22     0.24     0.25     0.31
 Net gain (loss) on investments (both realized and unrealized)        (4.00)      1.09     2.18     1.31     3.61
                                                                    -------   --------  -------  -------  -------
    Total from investment operations                                  (3.85)      1.31     2.42     1.56     3.92
                                                                    -------   --------  -------  -------  -------
Less distributions
 Distributions from net investment income                             (0.18)     (0.22)   (0.26)   (0.22)   (0.31)
 Distributions from net realized capital gains                        (2.81)     (0.70)   (0.79)   (1.25)   (0.52)
                                                                    -------   --------  -------  -------  -------
    Total distributions                                               (2.99)     (0.92)   (1.05)   (1.47)   (0.83)
                                                                    -------   --------  -------  -------  -------
Net asset value at end of period                                    $ 13.14   $  19.98  $ 19.59  $ 18.22  $ 18.13
                                                                    =======   ========  =======  =======  =======
Total return/3/                                                      (21.84)%     6.72%   13.46%    9.40%   26.95%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $67,732   $102,530  $96,253  $46,303  $23,455
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                            2.08%      2.07%    2.07%    2.11%    2.05%
  After advisory/administration fee waivers (excluding interest
    expense)                                                           2.09%      2.07%    2.07%    2.11%    2.05%
  Before advisory/administration fee waivers                           2.10%      2.07%    2.07%    2.11%    2.11%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                            1.01%      1.09%    1.23%    1.30%    1.78%
  Before advisory/administration fee waivers                           1.00%      1.09%    1.23%    1.30%    1.72%
Portfolio turnover rate                                                 210%       176%     122%     134%     173%
                                                                    ----------------------------------------------

                                                                    -------------------------------------------------
                                                                                       INVESTOR C
                                                                                         SHARES
                                                                    -------------------------------------------------
                                                                                                         For the
                                                                                                          Period
                                                                     Year      Year     Year     Year   12/20/96/1/
                                                                     Ended     Ended    Ended    Ended   through
                                                                    9/30/01   9/30/00  9/30/99  9/30/98  9/30/97
Net asset value at beginning of period                              $ 19.98   $ 19.59  $ 18.22  $18.13    $15.62
                                                                    -------   -------  -------  ------    ------
Income from investment operations
 Net investment income                                                 0.13      0.22     0.23    0.24      0.28
 Net gain (loss) on investments (both realized and unrealized)        (3.98)     1.09     2.19    1.32      2.54
                                                                    -------   -------  -------  ------    ------
    Total from investment operations                                  (3.85)     1.31     2.42    1.56      2.82
                                                                    -------   -------  -------  ------    ------
Less distributions
 Distributions from net investment income                             (0.18)    (0.22)   (0.26)  (0.22)    (0.31)
 Distributions from net realized capital gains                        (2.81)    (0.70)   (0.79)  (1.25)      - -
                                                                    -------   -------  -------  ------    ------
    Total distributions                                               (2.99)    (0.92)   (1.05)  (1.47)    (0.31)
                                                                    -------   -------  -------  ------    ------
Net asset value at end of period                                    $ 13.14   $ 19.98  $ 19.59  $18.22    $18.13
                                                                    =======   =======  =======  ======    ======
Total return/3/                                                      (21.84%)    6.73%   13.46%   9.40%    23.95%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                         $ 9,425   $11,967  $10,095  $  699    $   87
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                            2.09%     2.07%    2.07%   1.92%     2.03%/2/
  After advisory/administration fee waivers (excluding interest
    expense)                                                           2.09%     2.06%    2.07%   1.92%     2.03%/2/
  Before advisory/administration fee waivers                           2.11%     2.07%    2.07%   1.92%     2.09%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                            0.97%     1.09%    1.23%   1.46%     1.90%/2/
  Before advisory/administration fee waivers                           0.96%     1.09%    1.23%   1.46%     1.84%/2/
Portfolio turnover rate                                                 210%      176%     122%    134%      173%
                                                                    ------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

BlackRock
Micro-Cap Equity
Portfolio


                             IMPORTANT DEFINITIONS

 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Earnings Visibility: Earnings visibility means positive earnings in the foreseeable future (generally defined as 2-3 years). Earnings growth potential means the rate of earnings growth of which a company is capable. Earnings growth visibility of 20% or more means earnings are forecasted to grow at a rate of 20% or higher in the foreseeable future.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividend yields and sell at relatively high prices in relation to their earnings and book value. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by micro-capitalization companies (market capitalization between $25 million and $500 million) with earnings visibility and earnings growth potential. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team is seeking micro-capitalization stocks which they believe have favorable and above-average earnings growth prospects. The management team screens for "growth" stocks from the universe of companies with market capitalization between $25 million and $500 million. Generally, only companies in the top 40% of the micro-cap sector with earnings growth of at least 20% or higher will be considered appropriate investments. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

                             IMPORTANT DEFINITIONS


 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is micro-cap, referring to the type of securities the manager will choose for this fund.

 Micro-Cap Companies: This asset class contains the smallest capitalized companies. The fund defines a "micro-cap" company as one with total capitalization of $25 million to $500 million.


The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

The Micro-Cap Equity Portfolio was closed to new investors as of 4 p.m., December 23, 1999. Shareholders as of 4 p.m., December 23, 1999 may make additional investments. The fund may re-open to new investors in the future.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

There are certain risks with investing in micro-cap securities. Micro-cap companies will normally have more limited product lines, markets and financial resources and will be more dependent on a more limited management group than companies with larger capitalizations. In addition, it is more difficult to get information on micro-cap companies, which tend to be less well known, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of micro-cap companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies. There have been instances of fraud in the micro-cap market. The fund may suffer losses due to fraudulent activity in the market in which it invests.

An important consideration: In certain investment cycles and over certain holding periods, an equity fund that invests in micro- cap stocks may perform above or below the market. The fund should be considered an aggressive allocation within an overall investment strategy; it is not intended to be used as a complete investment program.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Wilshire Microcap Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

                                    [CHART]

As of 12/31             Investor A Shares
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '99: 69.16%

Worst Quarter
Q3 '01: (25.58)%
  99       00        01
-------  -------  --------
220.11%  (8.17)%  (14.34)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                 Since    Inception
                             1 Year   3 Years  Inception     Date
Micro-Cap Equity; Inv A     (18.64)%   33.75%    36.19%    05/01/98
Micro-Cap Equity; Inv B     (18.83)%   34.38%    36.80%    05/01/98
Micro-Cap Equity; Inv C     (15.86)%   35.00%    37.14%    05/01/98
Wilshire Microcap             24.19%   17.20%     7.87%      N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

These returns assume payment of applicable sales charges.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

                             IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              5.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**   1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 143 for complete schedule of CDSCs.)
***There is no CDSC on C shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
 Advisory fees                             1.10%    1.10%    1.10%
 Distribution (12b-1) fees                  .10%     .75%     .75%
 Other expenses                             .84%     .84%     .84%
    Service fee                             .25%     .25%     .25%
    Processing fee                          .15%     .15%     .15%
    Other                                   .44%     .44%     .44%
 Total annual fund operating expenses      2.04%    2.69%    2.69%
 Fee waivers and expense reimbursements*    .12%     .02%     .02%
 Net expenses*                             1.92%    2.67%    2.67%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.92% (for Investor A Shares) and 2.67% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 150 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $685  $1,097  $1,533   $2,741
 B Shares**
       Redemption           $720  $1,183  $1,623   $2,864***
 B Shares
       No Redemption        $270  $  833  $1,423   $2,864***
 C Shares**
       Redemption           $370  $  833  $1,423   $3,021
 C Shares
       No Redemption        $270  $  833  $1,423   $3,021

  *Reflects imposition of sales charge.
 **Reflects deduction of contingent deferred sales charge.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Michael Carey, a Vice President of BlackRock since 2000 and an equity analyst at BlackRock since 1996, and Samuel Kim, Vice President of BlackRock since 2001 and an equity analyst with BlackRock since 1997. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Michael Carey was a fixed income analyst for PNC Bank from 1993 to 1996 and Samuel Kim was a research analyst from 1993 to 1997 at Merrill Lynch Asset Management. William Wykle has been a portfolio co-manager since the fund's inception, Michael Carey since October 1999 and Samuel Kim since January 2002.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                 Micro-Cap Equity Portfolio

                                      -----------------------------------------------------------------------------------------
                                                      INVESTOR A                                   INVESTOR B
                                                        SHARES                                       SHARES
                                      -----------------------------------------------------------------------------------------
                                                                      For the                                      For the
                                                                      Period                                       Period
                                       Year      Year       Year     5/01/98/1/    Year       Year       Year     5/01/98/1/
                                       Ended     Ended      Ended     through      Ended      Ended      Ended     through
                                      9/30/01   9/30/00    9/30/99    9/30/98     9/30/01    9/30/00    9/30/99    9/30/98
Net asset value at beginning of
 period                               $ 44.93   $  24.60   $  9.38    $10.00      $ 44.15    $  24.38   $  9.36    $10.00
                                      -------   --------   -------    ------      -------    --------   -------    ------
Income from investment operations
 Net investment (loss)                  (0.09)     (0.17)    (0.11)    (0.02)       (0.28)      (0.45)    (0.18)    (0.04)
 Net gain (loss) on investments
  (both realized and unrealized)       (17.35)     23.80     15.33     (0.60)      (16.93)      23.52     15.20     (0.60)
                                      -------   --------   -------    ------      -------    --------   -------    ------
    Total from investment
     operations                        (17.44)     23.63     15.22     (0.62)      (17.21)      23.07     15.02     (0.64)
                                      -------   --------   -------    ------      -------    --------   -------    ------
Less distributions
 Distributions from net realized
  capital gains                        (10.08)     (3.30)      - -       - -       (10.08)      (3.30)      - -       - -
                                      -------   --------   -------    ------      -------    --------   -------    ------
    Total distributions                (10.08)     (3.30)      - -       - -       (10.08)      (3.30)      - -       - -
                                      -------   --------   -------    ------      -------    --------   -------    ------
Net asset value at end of period      $ 17.41   $  44.93   $ 24.60    $ 9.38      $ 16.86    $  44.15   $ 24.38    $ 9.36
                                      =======   ========   =======    ======      =======    ========   =======    ======
Total return/3/                        (46.61)%   102.68%   162.26%    (6.20)%     (47.01)%    101.17%   160.19%    (6.30)%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                          $51,232   $151,588   $45,429    $6,100      $79,401    $213,237   $53,476    $8,560
 Ratios of expenses to average net
  assets
  After advisory/ administration
    fee waivers                          1.93%      1.91%     1.90%     1.84%/2/     2.67%       2.66%     2.65%     2.55%/2/
  Before advisory/ administration
    fee waivers                          1.94%      1.91%     2.23%     3.17%/2/     2.69%       2.66%     3.01%     3.88%/2/
 Ratios of net investment income
  to average net assets
  After advisory/ administration
    fee waivers                         (0.30)%    (0.41)%   (1.17)%   (0.70)%/2/   (1.06)%%    (1.14)%   (1.91)%   (1.44)%/2/
  Before advisory/ administration
    fee waivers                         (0.32)%    (0.41)%   (1.50)%   (2.03)%/2/   (1.08)%%    (1.14)%   (2.27)%   (2.77)%/2/
Portfolio turnover rate                   402%       445%      346%      119%         402%        445%      346%      119%
                                      -----------------------------------------------------------------------------------------

                                      --------------------------------------------
                                                      INVESTOR C
                                                        SHARES
                                      --------------------------------------------
                                                                      For the
                                                                      Period
                                       Year      Year       Year     5/01/98/1/
                                       Ended     Ended      Ended     through
                                      9/30/01   9/30/00    9/30/99    9/30/98
Net asset value at beginning of
 period                               $ 44.14   $  24.38   $  9.36    $10.00
                                      -------   --------   -------    ------
Income from investment operations
 Net investment (loss)                  (0.29)     (0.44)    (0.16)    (0.04)
 Net gain (loss) on investments
  (both realized and unrealized)       (16.92)     23.50     15.18     (0.60)
                                      -------   --------   -------    ------
    Total from investment
     operations                        (17.21)     23.06     15.02     (0.64)
                                      -------   --------   -------    ------
Less distributions
 Distributions from net realized
  capital gains                        (10.08)     (3.30)      - -       - -
                                      -------   --------   -------    ------
    Total distributions                (10.08)     (3.30)      - -       - -
                                      -------   --------   -------    ------
Net asset value at end of period      $ 16.85   $  44.14   $ 24.38    $ 9.36
                                      =======   ========   =======    ======
Total return/3/                        (47.02)%   101.12%   160.19%    (6.30)%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                          $42,007    133,540   $19,993    $1,809
 Ratios of expenses to average net
  assets
  After advisory/ administration
    fee waivers                          2.67%      2.65%     2.63%     2.53%/2/
  Before advisory/ administration
    fee waivers                          2.69%      2.65%     2.93%     3.86%/2/
 Ratios of net investment income
  to average net assets
  After advisory/ administration
    fee waivers                         (1.02)%    (1.12)%   (1.91)%   (1.45)%/2/
  Before advisory/ administration
    fee waivers                         (1.04)%    (1.12)%   (2.21)%   (2.78)%/2/
Portfolio turnover rate                   402%       445%      346%      119%
                                      -------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]

About Your Investment





Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the prospectus and have a discussion with your registered representative about the details of your investment.

What Price Per Share Will You Pay?
The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10. When you buy Investor Shares you pay the NAV/share plus the sales charge if you are purchasing Investor A Shares.

The funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

PFPC, the Company's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

When Must You Pay?
Payment for an order must be made by your registered representative in Federal funds or other immediately available funds by 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative will be responsible for any loss to a fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are purchasing must accompany a completed purchase application. The Company does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call PFPC at (800) 441-7762 before doing so to confirm the wiring instructions.

How Much is the Minimum Investment?
The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The Company won't accept a purchase order of $1 million or more for Investor B or Investor C Shares. The Company may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered repre- sentative can help you decide which option works best for you. Through this prospectus, you can choose from Investor A, B, or C Shares.

A Shares (Front-End Load)
  . One time sales charge paid at time of purchase
  . Lower ongoing distribution fees
  . Free exchange with other A Shares in BlackRock Funds family
  . Advantage: Makes sense for investors who have long-term investment horizon because ongoing distribution fees are less than for other Investor Share classes.
  . Disadvantage: You pay sales charge up-front, and therefore you start off owning fewer shares.

B Shares (Back-End Load)
  . No front-end sales charge when you buy shares
  . You pay sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.5%.
  . Higher ongoing distribution fees than A Shares
  . Free exchange with other B Shares in BlackRock Funds family
  . Automatically convert to A Shares eight years from purchase
  . Advantage: No up-front sales charge so you start off owning more shares. . Disadvantage: You pay higher ongoing distribution fees than on A Shares each year you own shares, which means that you can expect lower total performance per share.

C Shares (Level Load)
  . No front-end sales charge when you buy shares
  . Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
  . Higher ongoing distribution fees than A Shares
  . Free exchange with other C Shares in BlackRock Funds family
  . Advantage: No up-front sales charge so you start off owning more shares.
    These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.
  . Disadvantage: You pay higher ongoing distribution fees than on A shares each year you own shares, which means that you can expect lower total performance per share. Shares do not convert to A Shares.

Investor B Shares received through the reinvestment of dividends and distributions convert to A Shares 8 years after the reinvestment or at the same time as the conversion of the investor's most recently purchased B Shares that were not received through reinvestment (whichever is earlier).

How Much is the Sales Charge?

The tables below show the schedule of front-end sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge.

The following schedule of front-end sales charges and quantity discounts applies to the Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios.

 AMOUNT OF                       SALES CHARGE AS SALES CHARGE AS
 TRANSACTION AT                  % OF OFFERING   % OF NET ASSET
 OFFERING PRICE                  PRICE*          VALUE*
 Less than $50,000               4.50%           4.71%
 $50,000 but less than $100,000  4.25%           4.44%
 $100,000 but less than $250,000 4.00%           4.17%
 $250,000 but less than $500,000 3.00%           3.09%
 $500,000 but less than
  $1,000,000                     2.00%           2.04%
 $1 million or more              0.00%           0.00%

The following schedule of front-end sales charges and quantity discounts applies to the Micro Cap Equity, International Equity, European Equity, Asia Pacific Equity, Global Science & Technology, Global Communications, International Emerging Markets and International Small Cap Equity Portfolios.

 AMOUNT OF                       SALES CHARGE AS SALES CHARGE AS
 TRANSACTION AT                  % OF OFFERING   % OF NET ASSET
 OFFERING PRICE                  PRICE*          VALUE*
 Less than $50,000               5.00%           5.26%
 $50,000 but less than $100,000  4.75%           4.99%
 $100,000 but less than $250,000 4.50%           4.71%
 $250,000 but less than $500,000 3.50%           3.83%
 $500,000 but less than
  $1,000,000                     2.50%           2.56%
 $1 million or more              0.00%           0.00%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a CDSC of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase. The CDSC of 1% does not apply to shares of the European Equity, Asia Pacific Equity, International Equity, International Emerging Markets and International Emerging Growth Equity Portfolios purchased on or after December 5, 2001.

The following schedule of front-end sales charges and quantity discounts applies to the Index Equity Portfolio.

 AMOUNT OF                       SALES CHARGE AS SALES CHARGE AS
 TRANSACTION AT                  % OF OFFERING   % OF NET ASSET
 OFFERING PRICE                  PRICE           VALUE
 Less than $50,000               3.00%           3.09%
 $50,000 but less than $100,000  2.75%           2.83%
 $100,000 but less than $250,000 2.50%           2.56%
 $250,000 but less than $500,000 1.75%           1.78%
 $500,000 but less than
  $1,000,000                     1.25%           1.26%
 $1 million or more              0.00%           0.00%

Purchase of Investor B Shares

  Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of pur-
chase. The CDSC is based on the offering price or the net asset value of the B Shares on the redemption date (whichever is less). The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption.

                                          CONTINGENT DEFERRED
                                          SALES CHARGE (AS %
                                          OF DOLLAR AMOUNT
 NUMBER OF YEARS                          SUBJECT TO THE
 ELAPSED SINCE PURCHASE                   CHARGE)
 Up to one year                           4.50%
 More than one but less than two years    4.00%
 More than two but less than three years  3.50%
 More than three but less than four years 3.00%
 More than four but less than five years  2.00%
 More than five but less than six years   1.00%
 More than six years                      0.00%

Purchase of Investor C Shares

  Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The 1.00% is based on the offering price or the net asset value of the C Shares on the redemption date (whichever is less). There is no CDSC on C Shares redeemed after 12 months.

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Company redeems the Shares that have been held the longest.

Can the Sales Charge be Reduced or Eliminated?
    There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sale charge. The CDSC on Investor B Shares can be reduced depending on how long you own the shares. (Schedules of these reductions are listed above in the "Purchase of Investor A Shares" and "Purchase of Investor B Shares" sections.) Purchases by certain individuals and groups may be combined in determining the sales charge on Investor A Shares. The following are also ways the sales charge can be reduced or eliminated.

Right of Accumulation (Investor A Shares)
  Investors have a "right of accumulation" under which the current value of an investor's existing Investor A Shares in any fund that is subject to a front-end sales charge, or the total amount of an initial investment in such shares less redemptions (whichever is greater), may be combined with the amount of the current purchase in the same fund in determining the amount of the sales charge. In order to use this right, the investor must alert the Company's transfer agent, PFPC, of the existence of previously purchased shares.

Letter of Intent (Investor A Shares)
    An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor A Shares within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The Letter of Intent may be signed anytime within 90 days after the first investment to be covered by the letter. The initial investment must meet the minimum initial purchase requirement and represent at least 5% of the total intended purchase. The investor must tell PFPC that later purchases are subject to the Letter of Intent. During the term of the Letter of Intent, PFPC will hold Investor A Shares representing 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of the total purchase indicated in the letter. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

Reinvestment Privilege (Investor A, Investor B and Investor C Shares)

    Upon redemption of Investor Shares, a shareholder has a right, to be exercised once a year and within 60 days of the redemption, to reinvest the redemption proceeds in the SAME fund. Shares will be purchased at the new asset value (NAV) calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must be notified, in writing, by the shareowner of record or the registered representative of record. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A Shares)

  In addition to quantity discounts for individuals which we discussed above, there are ways for you to reduce the front-end sales charge by combining your order with the orders of certain members of your family and members of certain groups you may belong to. For more information on these discounts, please contact PFPC at (800) 441-7762 or see the SAI.

Waiving the Sales Charge (Investor A Shares)

    Certain investors, including some people associated with the Company and its service providers, may buy Investor A Shares without paying a sales charge. For more information on the waivers, please contact PFPC at (800) 441-7762 or see the SAI.

Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares)

    The CDSC on Investor B and Investor C Shares is not charged in certain circumstances, including share exchanges (see page 156) and redemptions made in connection with certain retirement plans and in connection with certain shareholder services offered by the Company. For more information on these waivers, please contact PFPC at (800) 441-7762 or see the SAI.

Distribution and Service Plan

    The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain services provided to its shareholders.

Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and PNC Bank affiliates for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. All Investor A Shares pay a maximum distribution fee of .10% per year of the average daily net asset value of each fund. All Investor B and C Shares pay a maximum of .75% per year. The Plan also allows the Distributor, PNC Bank affiliates and other companies that receive fees from the Company to make payments relating to distribution and sales support activities out of their past profits or other sources.

Under the Plan, the Company may also enter into arrangements with Service Organizations (including PNC Bank and its affiliates). Under these arrangements, Service Organizations will provide certain support services to their customers who own Investor Shares. The Company may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers. All Investor Shares pay this shareholder servicing fee.

In return for the fee, Service Organizations may provide one or more of the following services to their customers who own Investor Shares:

       (1)Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
       (2)Assisting customers in choosing and changing dividend options, account designations and addresses; and
       (3)Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Investor Shares of up to
 .15% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

       (1)Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Distributor;
       (2)Processing dividend payments from the Company on behalf of customers;
       (3)Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
       (4)Providing other similar services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Master-Feeder Structure

    The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, invests all of its assets in the Index Master Portfolio. The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time on 30 days notice to the Index Master Portfolio if the Board of Trustees of the Company determines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for example, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment objective as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio's assets.

How to Sell Shares

    You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases).
The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent minus any applicable CDSC and/or redemption/exchange fee. Each of the European Equity, Asia Pacific Equity, International Equity, International Emerging Markets and International Small Cap Equity Portfolios will deduct a fee of 2% from the redemption amount if you sell your shares after holding them 90 days or less (other than shares acquired through reinvestment of dividends or other distributions). This fee applies only to shares purchased on or after December 5, 2001 and is designed to offset the costs and expenses associated with early redemptions. Shares may be redeemed by sending a written redemption request to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-8907.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date until the check has cleared.

  If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once authorization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.

The Company's Rights

    The Company may:

  . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,
  . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "How to Sell Shares" above,
  . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

                             IMPORTANT DEFINITIONS


 Adviser: The Adviser of a mutual fund is responsible for the overall investment managements of the Fund. The Advisers for BlackRock Funds are BlackRock Advisors, Inc. and BlackRock International, Ltd. The Adviser for the Index Equity Portfolio is Dimensional Fund Advisors Inc.

 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the International Equity, International Emerging Markets and International Small Cap Equity Portfolios is BlackRock International, Ltd. The sub-adviser for the Balanced Portfolio is BlackRock Financial Management, Inc.

Accounts with Low Balances

    The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below the required minimum initial investment (usually $500 for Investor Shares) as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

Management

   BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 40 Torphichen Street, Edinburgh, Scotland EH3 8JB, acts as co-adviser and sub-adviser to the Company. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40E 52nd Street, New York, NY 10022, acts as sub-adviser to the Company. The only fund not managed by BlackRock or BIL is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Master Portfolio is advised by Dimensional Fund Advisors Inc. (DFA), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. DFA was organized in May 1981 and provides investment management services to institutional investors. As of November 30, 2001, DFA had over $33 billion in assets under management.

For their investment advisory and sub-advisory services, BlackRock, BFM, BIL and DFA, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the funds to BlackRock or BIL, as applicable as a percentage of average daily net assets were:

                      Large Cap Value Equity         0.51%
                      Large Cap Growth Equity        0.53%
                      Mid-Cap Value Equity           0.80%
                      Mid-Cap Growth Equity          0.80%
                      Small Cap Value Equity         0.55%
                      Small Cap Growth Equity        0.53%
                      Global Science & Technology    0.67%
                      European Equity                0.00%
                      Asia Pacific Equity            0.00%
                      International Equity           0.74%
                      International Emerging Markets 1.17%
                      International Small Cap Equity 0.92%
                      Select Equity                  0.53%
                      Balanced                       0.54%
                      Micro-Cap Equity               1.08%

For the fiscal year ended November 30, 2001, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee for the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios (Before Waivers)

                                               INVESTMENT
                     AVERAGE DAILY NET ASSETS  ADVISORY FEE
                      First $1 billion            .550%
                     $1 billion-$2 billion        .500%
                     $2 billion-$3 billion        .475%
                      more than $3 billion        .450%

Total Annual Advisory Fee for the Mid-Cap Value Equity, Mid-Cap Growth Equity and Global Communications Portfolios (Before Waivers)

                                               INVESTMENT
                     AVERAGE DAILY NET ASSETS  ADVISORY FEE
                      First $1 billion            .800%
                     $1 billion-$2 billion        .700%
                     $2 billion-$3 billion        .675%
                      more than $3 billion        .625%

Annual Advisory Fee for the Global Science & Technology, European Equity and Asia Pacific Equity Portfolios (Before Waivers)

                                               INVESTMENT
                     AVERAGE DAILY NET ASSETS  ADVISORY FEE
                      First $1 billion             .90%
                     $1 billion-$2 billion         .85%
                     $2 billion-$3 billion         .80%
                      more than $3 billion        .750%

Total Annual Advisory Fee for the International Equity Portfolio (Before
Waivers)

                                               INVESTMENT
                     AVERAGE DAILY NET ASSETS  ADVISORY FEE
                      First $1 billion            .750%
                     $1 billion-$2 billion        .700%
                     $2 billion-$3 billion        .675%
                      more than $3 billion        .650%

Total Annual Advisory Fee for the International Emerging Markets Portfolio (Before Waivers)

                                               INVESTMENT
                     AVERAGE DAILY NET ASSETS  ADVISORY FEE
                      First $1 billion            1.250%
                     $1 billion-$2 billion        1.200%
                     $2 billion-$3 billion        1.155%
                      more than $3 billion        1.100%

Total Annual Advisory Fee for the International Small Cap Equity Portfolio (Before Waivers)

                                               INVESTMENT
                     AVERAGE DAILY NET ASSETS  ADVISORY FEE
                      First $1 billion            1.00%
                     $1 billion-$2 billion        .950%
                     $2 billion-$3 billion        .900%
                      more than $3 billion        .850%

Total Annual Advisory Fee for the Micro Cap Equity Portfolio (Before Waivers)

                                               INVESTMENT
                     AVERAGE DAILY NET ASSETS  ADVISORY FEE
                      First $1 billion             1.10%
                     $1 billion-$2 billion         1.05%
                     $2 billion-$3 billion        1.025%
                      more than $3 billion         1.00%

The Index Master Portfolio pays DFA a maximum annual advisory fee of .025% of its average daily net assets.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock, BIL and the Distributor have agreed to cap each fund's net expenses at the levels shown in that fund's expense table.

To achieve this cap, BlackRock or BIL, as applicable, and the Company have entered into expense limitation agreements. The agreements set a limit on certain of the operating expenses of each fund through February 1, 2003 and require BlackRock or BIL, as applicable, to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

Large Cap Value Equity           .630%
Large Cap Growth Equity          .650%
Mid-Cap Value Equity             .995%
Mid-Cap Growth Equity            .995%
Small Cap Value Equity           .705%
Small Cap Growth Equity          .690%
Global Science & Technology     1.025%
Global Communications            .925%
European Equity                 1.275%
Asia Pacific Equity             1.275%
International Equity             .900%
International Emerging Markets  1.565%
International Small Cap- Equity 1.155%
Select Equity                    .645%
Index Equity                     .150%
Balanced                         .690%
Micro-Cap Equity                1.305%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock or BIL, as applicable, are less than the expense limit for that fund, the fund is required to repay BlackRock or BIL, as applicable, up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock or BIL, as applicable, continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock or BIL, as applicable, at the previous quarterly meeting of the Board.

In addition, through February 1, 2003, BlackRock or BIL, as applicable, and the Distributor have contractually agreed to waive distribution and service fees on Investor A Shares in the amount of .095% of average daily net assets for each Fund.

Dividends and Distributions

    BlackRock Funds makes two kinds of distributions to share- holders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

The Index Equity Portfolio seeks to achieve its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its distributive share of the income, gains (including capital gains), losses, deductions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain (or minus loss), if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations, will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.

Taxation of Distributions

    Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by it. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes in computing his taxable income.

Distributions paid by a fund with respect to certain qualifying dividends received by the Fund from domestic corporations may be eligible for the corporate dividends received deduction.

Use of the exchange privilege will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

[LOGO]

Services for Shareholders




    BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexi-
bility as well as more access to information about the Company.

Additional information about these features is available by calling PFPC at
(800) 441-7762.

Exchange Privilege

    BlackRock Funds offers 43 different funds, enough to meet virtually any investment need. Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to Investor A, B or C Shares of another to meet your changing financial needs. For example, if you own Investor A Shares of a fund that has an investment objective of long term capital growth and you are nearing retirement, you may want to switch into Investor A Shares of another fund that has current income as an investment objective.

You can exchange $500 (or any other applicable minimum) or more from one BlackRock Fund into another. Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) Because different funds have different sales charges, the exchange of Investor A Shares may be subject to the difference between the sales charge already paid and the higher sales charge (if any) payable on the shares acquired as a result of the exchange. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC, although exchanges of Investor B and Investor C Shares of the European Equity, Asia Pacific Equity, International Equity, International Emerging Markets and International Small Cap Portfolios may be subject to the 2% redemption/exchange fee. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

To make an exchange, you must send a written request to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907. You can also make exchanges via telephone automatically, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the form contact PFPC. The Company has the right to reject any telephone request.

In general, there are no limits on the number of exchanges you can make. However, the Company may suspend or terminate your exchange privilege at any time and generally will do so if you make more than five exchanges out of any fund in any twelve month period.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.


  If you would like to establish a regular, affordable investment program, BlackRock Funds makes it easy to set up. As an investor in any BlackRock Fund portfolio, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.


  Shares may be purchased in conjunction with individual retirement accounts
  (IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact the Fund Agent, PFPC Inc., at P.O. Box 8907, Wilmington, DE 19899-8907, or call 1-800-441-7762. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

Market Timing

    The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

Each of the European Equity, Asia Pacific Equity, International Equity, International Emerging Markets and International Small Cap Equity Portfolios will assess and retain a fee of 2% of the current NAV of shares being redeemed or exchanged within 90 days of purchase (other than those acquired through reinvestment of dividends or other distributions). This fee applies only to shares of funds purchased on or after December 5, 2001 and is for the benefit of the remaining shareholders. The fee is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the amount. The redemption fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Company, (iii) accounts in the event of shareholder death or disability and (iv) certain other accounts in the absolute discretion of the Company when a shareholder can demonstrate hardship.

Statements

   Every BlackRock shareholder automatically receives regular account statements. In addition, for tax purposes, share- holders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP)

    This feature can be used by investors who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more monthly, every other month, quarterly, semi-annually or annually. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If an investor purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay the applicable CDSC.

Important Notice Regarding Delivery of Shareholder Documents

    The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

Internet Transactions

  Investors in the funds may view their account balance and activity through the BlackRock website. To use this service, you will need a browser that supports Microsoft Internet Explorer version 4.5 or higher or Netscape Navigator 4.0 or higher.

The total purchase amount will be debited directly from your bank account via the Automated Clearing House (ACH) system. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Company will limit Internet purchases and redemptions in Investor Class shares to $25,000.00. Applications may be downloaded from www.blackrock.com. Please read the Internet Services Disclosure Agreement and the User Agreement before attempting to transact online.

The Company employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Company in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Company or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Shareholder Documents

   Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report

These reports contain additional information about each of the Funds' investments. The annual report describes the Funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the Funds' performance for the last fiscal year.


Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2002, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available.

Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday.
Call: (800) 441-7762

Purchases and Redemptions
Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries.
www.blackrock.com


Email

Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries.

Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8907,
Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities And Exchange Commission (SEC)

You may also view and copy public information about Blackrock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1(202)942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


INVESTMENT COMPANY ACT FILE NO. 811-05742

                                    [GRAPHIC]



[LOGO]

                                    [GRAPHIC]



                               Equity Portfolios


                                SERVICE SHARES

BlackRock Funds/sm/ is a mutual fund family with 43 investment portfolios, 17 of which are described in this prospectus.




PROSPECTUS
January 28, 2002

[LOGO] BLACKROCK FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC- May lose value
INSURED   No bank guarantee

Table of
Contents

How to find the information you need

How to find the information you need............   1

THE BLACKROCK EQUITY PORTFOLIOS

Large Cap Value.................................   2

Large Cap Growth................................   7

Mid-Cap Value...................................  12

Mid-Cap Growth..................................  17

Small Cap Value.................................  23

Small Cap Growth................................  28

Global Science & Technology.....................  34

Global Communications...........................  42

European Equity.................................  49

Asia Pacific Equity.............................  57

International Equity............................  65

International Emerging Markets..................  73

International Small Cap.........................  80

Select Equity...................................  88

Index Equity....................................  93

Balanced........................................  98

Micro-Cap....................................... 105

About Your Investment
How to Buy/Sell Shares.......................... 111

Dividends/Distributions/Taxes................... 122

How to Find the
Information You Need
About BlackRock Funds



    This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 17 of the BlackRock Equity funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

[LOGO]BlackRock
Large Cap Value Equity
Portfolio



                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is large cap value, referring to the type of securities the manager will choose for this fund.

 Large Capitalization Companies: The fund defines these companies as those with market capitalizations equal to those within the universe of the Russell 1000 Value Index stocks. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however, their size may also make them less flexible and innovative than smaller companies.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. large capitalization value companies (defined as those with market capitalizations equal to those within the universe of Russell 1000 Value Index stocks). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team is seeking large capitalization stocks which they believe are worth more than is indicated by current market price. The management team initially screens for "value" stocks from the universe of companies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The management team uses fundamental analysis to examine each company before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the management team believes it is fully valued or when, in the management team's opinion, fundamental conditions change such that the risk of continuing to hold the stock is unacceptable when compared to return potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap growth stocks may outperform this fund.

While the management team chooses stocks they believe to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                          [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '98: 16.00%

Worst Quarter
Q3 '98: -14.21%


 93      94     95      96      97      98      99     00      01
----    ----   ----    ----    ----    ----    ----   ----    ----
17.89%  0.85%  34.50%  23.77%  28.31%  10.23%  3.39%  9.57%  -10.07%


The bar for 1993 is based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                    Since     Inception
                      1 Year   3 Years  5 Years   Inception      Date
Large Cap Value      -10.07%    0.62%     7.58%     11.92%     04/20/92
Russell 1000 Value    -5.59%    2.75%    11.14%     14.23%        N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                     .52%
 Other expenses                                                    .58%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .28%
 Total annual fund operating expenses                             1.10%
 Fee waivers and expense reimbursements                            .01%
 Net expenses*                                                    1.09%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.09% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $111   $349    $605    $1,339

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Chris R. Kaufman, leader of the BlackRock large cap value team and Managing Director at BlackRock since July 2000; Gemma Ivol, Vice President and investment manager at BlackRock since 1995; Paul Sloate, director and investment manager at BlackRock since September 2001; and John M. Chambers, Vice President and investment manager at BlackRock since August 2000. Prior to joining BlackRock, Mr. Kaufman was a Senior Vice President and Portfolio Manager at Retirement System Investors Inc. ("RSI"), since 1995 and Director of Research at RSI since 1997, and Ms. Ivol served as an equity analyst with Provident Capital Management from 1988 to 1995. Prior to joining BlackRock, Mr. Sloate was an assistant portfolio manager at Schneider Capital Management Company from 1997 to 2001 and was a senior investment analyst and Vice President with Wellington Management Company, LLP in 1995 and 1996. Mr. Chambers formerly was an equity analyst covering technology stocks for the large cap growth and value products at RSI, prior to which he served as an equity analyst in the private client area at Schroder & Co. from 1996 to 2000. Mr. Kaufman has been lead manager of the portfolio since July 2000 and Mr. Chambers has been a portfolio co-manager since September 2000, Mrs. Ivol since June 2000 and Mr. Sloate since January 2002.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                        Large Cap Value Equity Portfolio

                                                     ---------------------------------------------------

                                                      Year       Year      Year      Year       Year
                                                      Ended      Ended     Ended     Ended      Ended
                                                     9/30/01    9/30/00   9/30/99   9/30/98    9/30/97
Net asset value at beginning of period               $  15.13   $  15.75  $  14.69  $  17.52   $  15.35
                                                     --------   --------  --------  --------   --------
Income from investment operations
  Net investment income                                  0.10       0.11      0.16      0.21       0.24
  Net gain (loss) on investments (both realized and
  unrealized)                                           (1.27)      0.79      2.02     (0.61)      4.70
                                                     --------   --------  --------  --------   --------
    Total from investment operations                    (1.17)      0.90      2.18     (0.40)      4.94
                                                     --------   --------  --------  --------   --------
Less distributions
  Distributions from net investment income              (0.10)     (0.11)    (0.17)    (0.18)     (0.25)
  Distributions from net realized capital gains         (1.25)     (1.41)    (0.95)    (2.25)     (2.52)
                                                     --------   --------  --------  --------   --------
    Total distributions                                 (1.35)     (1.52)    (1.12)    (2.43)     (2.77)
                                                     --------   --------  --------  --------   --------
Net asset value at end of period                     $  12.61   $  15.13  $  15.75  $  14.69   $  17.52
                                                     ========   ========  ========  ========   ========
Total return                                            (8.44)%     5.91%    15.03%    (2.50)%    37.22%
Ratios/Supplemental data
  Net assets at end of period (in thousands)         $254,166   $337,993  $374,907  $387,323   $595,189
  Ratios of expenses to average net assets
   After advisory/administration fee waivers             1.09%      1.08%     1.08%     1.13%      1.09%
   Before advisory/administration fee waivers            1.10%      1.08%     1.08%     1.14%      1.16%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers             0.69%      0.82%     1.07%     1.14%      1.62%
   Before advisory/administration fee waivers            0.69%      0.82%     1.07%     1.13%      1.55%
Portfolio turnover rate                                   114%       121%       42%       33%        37%
                                                     ---------------------------------------------------

[LOGO]BlackRock
Large Cap Growth Equity
Portfolio



                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company such (as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is large cap growth, referring to the type of securities the manager will choose for this fund.

 Large Capitalization Companies: The fund defines these companies as those with market capitalizations equal to those within the universe of the Russell 1000 Growth Index stocks. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however their size may also make them less flexible and innovative than smaller companies.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. large capitalization growth companies (defined as those with market capitalizations equal to those within the universe of Russell 1000 Growth Index stocks) which the fund management team believes have above-average earnings growth potential. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The management team initially screens for "growth" stocks from the universe of companies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, or if the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap value stocks may outperform this fund.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities market. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in November 1989. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '99: 27.19%

Worst Quarter
Q1 '01: (27.50)%


 92      93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----   ----     ----
(1.00)% 13.65% (10.33)% 34.12%  20.03%  28.08%  40.90%  36.09% (25.60)% (34.78)%


The bars for 1992-1993 are based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                                     Inception
                             1 Year     3 Years   5 Years  10 Years     Date
Large Cap Growth             (34.78)%   (12.92)%    3.57%    6.83%    11/01/89
Russell 1000 Growth          (20.42)%    (6.32)%    8.27%   10.80%      N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

 Advisory fees                                                     .54%
 Other expenses                                                    .59%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .29%
 Total annual fund operating expenses                             1.13%
 Fee waivers and expense reimbursements                            .01%
 Net expenses*                                                    1.12%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.12% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $114   $358    $621    $1,374

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Matthew Considine, Vice President and investment manager at BlackRock since 1998, and Steven P. Ralston, Vice President and investment manager at BlackRock since 1998. Mr. Considine served as a portfolio manager and equity analyst at Phoenix Duff & Phelps from 1995 to 1998. Prior to joining BlackRock in 1998, Mr. Ralston was an equity analyst with General Accident and previously Director of Research at First National Bank of Maryland. Mr. Considine has been a portfolio co-manager since June 2000 and Mr. Ralston since January 2001.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                        Large Cap Growth Equity Portfolio

                                 -----------------------------------------------------

                                  Year       Year       Year       Year        Year
                                  Ended      Ended      Ended      Ended      Ended
                                 9/30/01    9/30/00    9/30/99    9/30/98    9/3\0/97
Net asset value at beginning
 of period                       $  23.52   $  22.47   $  18.11   $  18.93   $  14.95
                                 --------   --------   --------   --------   --------
Income from investment
 operations
 Net investment income (loss)       (0.05)     (0.13)     (0.07)     (0.03)      0.04
 Net gain (loss) on
   investments (both
   realized and unrealized)        (11.70)      4.80       6.06       1.85       4.72
                                 --------   --------   --------   --------   --------
    Total from investment
     operations                    (11.75)      4.67       5.99       1.82       4.76
                                 --------   --------   --------   --------   --------
Less distributions
 Distributions from net
   investment income                  - -        - -        - -        - -      (0.04)
 Distributions from net
   realized capital gains           (2.78)     (3.62)     (1.63)     (2.64)     (0.74)
                                 --------   --------   --------   --------   --------
    Total distributions             (2.78)     (3.62)     (1.63)     (2.64)     (0.78)
                                 --------   --------   --------   --------   --------
Net asset value at end of
 period                          $   8.99   $  23.52   $  22.47   $  18.11   $  18.93
                                 ========   ========   ========   ========   ========
Total return                        55.68%     22.50%     35.10%     11.33%     33.38%
Ratios/Supplemental data
 Net assets at end of period
   (in thousands)                $158,367   $288,904   $248,901   $187,738   $262,409
 Ratios of expenses to
   average net assets
   After
    advisory/administration
    fee waivers                      1.12%      1.10%      1.11%      1.16%      1.10%
   Before
    advisory/administration
    fee waivers                      1.13%      1.10%      1.11%      1.16%      1.17%
 Ratios of net investment
   income to average net
   assets
   After
    advisory/administration
    fee waivers                     (0.41)%    (0.54)%    (0.31)%    (0.13)%     0.24%
   Before
    advisory/administration
    fee waivers                     (0.42)%    (0.54)%    (0.31)%    (0.13)%     0.17%
Portfolio turnover rate               164%       121%        60%        54%        81%
                                 -----------------------------------------------------

[LOGO]BlackRock
Mid-Cap Value Equity
Portfolio



                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap value, referring to the type of securities the managers will choose for this fund.

 Mid-Capitalization Companies: The fund defines these companies as those with market capitalizations between $1.5 billion and $15 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.


Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies (market capitalization between $1.5 billion and $15 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalization between $1.5 billion and $15 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '98: 13.55%

Worst Quarter
Q3 '98: (17.38)%


 97        98       99        00       01
-----     -----    -----    -----     -----
28.19%   (1.82)%   0.88%    13.66%   (3.90)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                      Since    Inception
                        1 Year   3 Years   5 Years  Inception     Date
Mid Cap Value           (3.90)%    3.29%    6.76%     6.74%     12/27/96
Russell Mid Cap Value    2.33%     6.80%   11.46%    11.28%        N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                     .80%
 Other expenses                                                    .63%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .33%
 Total annual fund operating expenses                             1.43%
 Fee waivers and expense reimbursements*                           - -
 Net expenses*                                                    1.43%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.47% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $146   $452    $782    $1,713

Fund Management
The manager of the fund is Wayne J. Archambo, Managing Director of BlackRock Advisors, Inc. (BlackRock) since 2002. Before joining BlackRock, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. He has been the fund's manager since January 2002.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                          Mid-Cap Value Equity Portfolio

                                                         ------------------------------------------------

                                                                                                For the
                                                                                                Period
                                                          Year      Year     Year     Year     12/27/961
                                                          Ended     Ended    Ended    Ended     through
                                                         9/30/01   9/30/00  9/30/99  9/30/98    9/30/97
Net asset value at beginning of period                   $ 12.66   $ 11.34  $ 10.62  $ 12.79    $ 10.00
                                                         -------   -------  -------  -------    -------
Income from investment operations
  Net investment income                                     0.03      0.06     0.07     0.08       0.07
  Net gain (loss) on investments
   (both realized and unrealized)                          (1.11)     1.54     0.73    (1.82)      2.80
                                                         -------   -------  -------  -------    -------
    Total from investment operations                       (1.08)     1.60     0.80    (1.74)      2.87
                                                         -------   -------  -------  -------    -------
Less distributions
  Distributions from net investment income                 (0.05)    (0.03)   (0.08)   (0.07)     (0.08)
  Distributions from net realized capital gains            (0.21)    (0.25)     - -    (0.36)       - -
                                                         -------   -------  -------  -------    -------
    Total distributions                                    (0.26)    (0.28)   (0.08)   (0.43)     (0.08)
                                                         -------   -------  -------  -------    -------
Net asset value at end of period                         $ 11.32   $ 12.66  $ 11.34  $ 10.62    $ 12.79
                                                         =======   =======  =======  =======    =======
Total return                                               (8.60)%   14.45%    7.29%  (13.94)%    28.81%
Ratios/Supplemental data
  Net assets at end of period (in thousands)             $26,046   $18,373  $40,852  $28,879    $22,757
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                1.44%     1.42%    1.42%    1.44%      1.44%2
   Before advisory/administration fee waivers               1.44%     1.42%    1.42%    1.50%      1.48%2
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                0.36%     0.34%    0.58%    0.60%      0.98%2
   Before advisory/administration fee waivers               0.36%     0.34%    0.58%    0.54%      0.94%2
Portfolio turnover rate                                      243%      205%      88%      71%        36%
                                                         ------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

[LOGO]BlackRock
Mid-Cap Growth Equity
Portfolio



                             IMPORTANT DEFINITIONS

 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap growth, referring to the type of securities the managers will choose for this fund.

 Mid-Capitalization Companies: The fund defines these companies as those with market capitalization between $1.5 billion and $15 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies (market capitalization between $1.5 billion and $15 billion) which the fund management team believes have above-average earnings growth potential. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The management team initially screens for "growth" stocks from the universe of companies with market capitalization above $1.5 billion, emphasizing those companies with market capitalization between $1.5 billion and $15 billion. The management team screens for companies that they believe have earnings growth potential of 20% or higher. The management team also uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '99: 61.37%

Worst Quarter
Q1 '01: -26.46%

  97      98       99      00       01
------  ------  -------  ------   -------
14.35%  21.97%  120.42%  -11.38%  -31.99%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                         Since     Inception
                          1 Year    3 Years  5 Years   Inception     Date
Mid Cap Growth           -31.99%     9.93%    13.13%     13.18%    12/27/96
Russell Mid Cap Growth   -20.15%     2.16%     9.02%      9.02%      N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

 Advisory fees                                                     .80%
 Other expenses                                                    .63%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .33%
 Total annual fund operating expenses                             1.43%
 Fee waivers and expense reimbursements*                            --
 Net expenses*                                                    1.43%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.47% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $146   $452    $782    $1,713

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Michael Carey, Vice President of BlackRock since 2000 and an equity analyst with BlackRock since 1996, and Jean Rosenbaum, Vice President of BlackRock since 2000 and an equity analyst with BlackRock Financial Management, Inc. since 1997. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Michael Carey served as a fixed income analyst for PNC Bank from 1993 to 1996, and Jean Rosenbaum served as an equity analyst for PNC Bank from 1994 to 1997. William Wykle has been a portfolio co-manager since the fund's inception, Michael Carey since January 2002 and Jean Rosenbaum since June 2001.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                       Mid-Cap Growth Equity Portfolio

                                                     ---------------------------------------------------

                                                                                              For the
                                                                                              Period
                                                      Year      Year      Year      Year     12/27/961
                                                      Ended     Ended     Ended     Ended     through
                                                     9/30/01   9/30/00   9/30/99   9/30/98    9/30/97
Net asset value at beginning of period               $ 26.19   $ 18.96   $ 11.06   $ 12.17    $ 10.00
                                                     -------   -------   -------   -------    -------
Income from investment operations
  Net investment (loss)                                (0.03)    (0.19)    (0.13)    (0.09)     (0.03)
  Net gain (loss) on investments (both realized and
   unrealized)                                        (11.37)    14.04      8.03     (0.92)      2.20
                                                     -------   -------   -------   -------    -------
    Total from investment operations                  (11.40)    13.85      7.90     (1.01)      2.17
                                                     -------   -------   -------   -------    -------
Less distributions
  Distributions from capital                             - -       - -       - -     (0.01)       - -
  Distributions from net realized capital gains        (7.48)    (6.62)      - -     (0.09)       - -
                                                     -------   -------   -------   -------    -------
    Total distributions                                (7.48)    (6.62)      - -     (0.10)       - -
                                                     -------   -------   -------   -------    -------
Net asset value at end of period                     $  7.31   $ 26.19   $ 18.96   $ 11.06    $ 12.17
                                                     =======   =======   =======   =======    =======
Total return                                          (56.78)%   91.13%    71.43%    (8.32)%    21.70%
Ratios/Supplemental data
  Net assets at end of period (in thousands)         $37,691   $51,912   $46,639   $28,601    $22,984
  Ratios of expenses to average net assets
   After advisory/administration fee waivers            1.44%     1.40%     1.41%     1.44%      1.44%2
   Before advisory/administration fee waivers           1.44%     1.40%     1.42%     1.50%      1.48%2
  Ratios of net investment income to average net
   assets
   After advisory/administration fee waivers           (0.28)%   (0.69)%   (0.78)%   (0.68)%    (0.54)%2
   Before advisory/administration fee waivers          (0.28)%   (0.69)%   (0.79)%   (0.74)%    (0.58)%2
Portfolio turnover rate                                  584%      425%      318%      204%        64%
                                                     ---------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

[LOGO]BlackRock
Small Cap Value Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap value, referring to the type of securities the managers will choose for this fund.

 Small Capitalization Companies: The fund defines these companies as those with market capitalization under $2.5 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalization under $2.5 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalization under $2.5 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loan securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities market. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q2 '97: 18.44%

Worst Quarter
Q3 '98: (19.56)%


  93      94     95       96     97       98      99       00      01
-----   -----   -----   -----   -----   -----   -----    -----   -----
18.57%  (0.64)% 22.74%  19.56%  35.21%  (6.51)% (5.15)%  20.00%  5.55%


The bar for 1993 is based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                  Since     Inception
                     1 Year   3 Years  5 Years  Inception      Date
Small Cap Value       5.55%    6.31%    8.72%     12.22%     04/13/92
Russell 2000 Value   14.03%   11.33%   11.21%     14.22%       N/A
*The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                     .55%
 Other expenses                                                    .62%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .32%
 Total annual fund operating expenses                             1.17%
 Fee waivers and expense reimbursements*                            --
 Net expenses*                                                    1.17%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.18% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $119   $372    $644    $1,420

Fund Management
The manager of the fund is Wayne J. Archambo, Managing Director of BlackRock Advisors, Inc. (BlackRock) since 2002. Before joining BlackRock, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. He has been the fund's manager since January 2002.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                        Small Cap Value Equity Portfolio

                                                     -----------------------------------------------


                                                      Year     Year     Year     Year      Year
                                                      Ended    Ended    Ended    Ended     Ended
                                                     9/30/01  9/30/00  9/30/99  9/30/98   9/30/97
Net asset value at beginning of period               $ 17.10  $ 14.71  $ 14.88  $ 20.20   $  15.98
                                                     -------  -------  -------  -------   --------
Income from investment operations
  Net investment income                                 0.10      - -     0.07     0.09       0.13
  Net gain (loss) on investments (both realized and
   unrealized)                                         (0.08)    2.47     0.68    (3.21)      6.39
                                                     -------  -------  -------  -------   --------
    Total from investment operations                    0.02     2.47     0.75    (3.12)      6.52
                                                     -------  -------  -------  -------   --------
Less distributions
  Distributions from net investment income             (0.10)   (0.08)   (0.10)   (0.08)     (0.13)
  Distributions in excess of net investment income       - -      - -    (0.15)     - -        - -
  Distributions from net realized capital gains        (0.84)     - -    (0.67)   (2.12)     (2.17)
                                                     -------  -------  -------  -------   --------
    Total distributions                                (0.94)   (0.08)   (0.92)   (2.20)     (2.30)
                                                     -------  -------  -------  -------   --------
Net asset value at end of period                     $ 16.18  $ 17.10  $ 14.71  $ 14.88   $  20.20
                                                     =======  =======  =======  =======   ========
Total return                                            0.28%   16.80%    4.88%  (17.33)%    46.95%
Ratios/Supplemental data
  Net assets at end of period (in thousands)         $47,095  $50,980  $66,728  $77,893   $122,431
  Ratios of expenses to average net assets
   After advisory/administration fee waivers            1.17%    1.16%    1.16%    1.17%      1.17%
   Before advisory/administration fee waivers           1.17%    1.16%    1.16%    1.18%      1.18%
  Ratios of net investment income to average net
   assets
   After advisory/administration fee waivers            0.56%    0.49%    0.58%    0.44%      0.79%
   Before advisory/administration fee waivers           0.56%    0.49%    0.58%    0.43%      0.78%
Portfolio turnover rate                                  184%     168%      48%      45%        66%
                                                     ----------------------------------------------

[LOGO]BlackRock
Small Cap Growth Equity
Portfolio



                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap growth, referring to the type of securities the managers will choose for this fund.

 Small Capitalization Companies: The fund defines these companies as those with market capitalization under $2.5 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies (market capitalization under $2.5 billion) which the fund management team believes have above-average earnings growth potential. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The management team initially screens for "growth" stocks from the universe of companies with market capitalization under $2.5 billion. The management team screens for companies that they believe have earnings growth potential of 20% or higher. The management team also uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs.

Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '99: 49.24%

Worst Quarter
Q3 '01:(28.19)%


 94      95    96      97     98     99    00       01
-----  -----  -----  -----  -----  -----  -----    -----
5.61%  46.65% 31.40% 8.79%  6.76%  72.01% (13.43)% (34.56)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                      Since     Inception
                      1 Year    3 Years   5 Years   Inception      Date
Small Cap Growth     (34.56)%    (0.86)%    2.51%     11.07%     9/14/93
Russell 2000 Growth   (9.23)%     0.25%     2.87%      6.91%       N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                     .53%
 Other expenses                                                    .59%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .29%
 Total annual fund operating expenses                             1.12%
 Fee waivers and expense reimbursements*                            --
 Net expenses*                                                    1.12%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.15% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $114   $356    $617    $1,363

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Michael Carey, Vice President of BlackRock since 2000 and an equity analyst with BlackRock since 1996, and Jean Rosenbaum, Vice President of BlackRock since 2000 and an equity analyst with BlackRock Financial Management, Inc. since 1997. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Michael Carey served as a fixed income analyst for PNC Bank from 1993 to 1996, and Jean Rosenbaum served as an equity analyst for PNC Bank from 1994 to 1997. William Wykle has been a portfolio co-manager since the fund's inception, and Michael Carey and Jean Rosenbaum have been portfolio co-managers since June 2001.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                        Small Cap Growth Equity Portfolio

                                                     ---------------------------------------------------------


                                                      Year         Year       Year       Year       Year
                                                      Ended        Ended      Ended      Ended      Ended
                                                     9/30/01      9/30/00    9/30/99    9/30/98    9/30/97
Net asset value at beginning of period               $  34.91     $  24.93   $  17.24   $  23.43   $  21.80
                                                     --------     --------   --------   --------   --------
Income from investment operations
  Net investment (loss)                                  0.03        (0.03)     (0.13)     (0.14)     (0.03)
  Net gain (loss) on investments (both realized and
   unrealized)                                         (14.89)       14.15       7.82      (4.91)      3.15
                                                     --------     --------   --------   --------   --------
    Total from investment operations                   (14.86)       14.12       7.69      (5.05)      3.12
                                                     --------     --------   --------   --------   --------
Less distributions
  Distributions from net investment income              (0.08)         - -        - -        - -        - -
  Distributions from capital                            (0.10)         - -        - -      (0.02)       - -
  Distributions from net realized capital gains         (8.51)       (4.14)       - -      (1.12)     (1.49)
                                                     --------     --------   --------   --------   --------
    Total distributions                                 (8.69)       (4.14)       - -      (1.14)     (1.49)
                                                     --------     --------   --------   --------   --------
Net asset value at end of period                     $  11.36     $  34.91   $  24.93   $  17.24   $  23.43
                                                     ========     ========   ========   ========   ========
Total return                                           (53.76)%      62.51%     44.52%    (22.40)%    15.54%
Ratios/Supplemental data
  Net assets at end of period (in thousands)         $141,001     $315,647   $170,900   $141,470   $225,089
  Ratios of expenses to average net assets
   After advisory/administration fee waivers             1.11%        1.08%      1.12%      1.17%      1.17%
   Before advisory/administration fee waivers            1.11%        1.08%      1.12%      1.17%      1.17%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers             0.20%       (0.09)%    (0.55)%    (0.46)%    (0.29)%
   Before advisory/administration fee waivers            0.20%       (0.09)%    (0.55)%    (0.46)%    (0.29)%
Portfolio turnover rate                                   363%         218%       176%       159%        82%
                                                     --------------------------------------------------------

[LOGO]BlackRock
Global Science & Technology
Portfolio



                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global science and technology growth, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and foreign companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by these companies.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team will invest in U.S. and foreign companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The management team screens for "growth" stocks from the universe of companies with market capitalizations greater than $25 million. The management team then screens for companies in the science and technology sectors that they believe have earnings growth potential of 20% or higher. Of these companies, generally only the top 35% with respect to earnings growth potential will be considered appropriate investments. Once these candidates have been identified, the management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:
    . network storage components
    . digital media infrastructure
    . peripherals and intelligent systems
    . broadband infrastructure
    . optical networks

    . wireless broadband
    . e-business software
    . e-commerce services
    . e-tailers
    . e-networking software
    . business to business e-commerce enterprise software
    . semiconductor
    . virtual private network
    . interactive architects
    . biotechnology
    . genomics
    . combinatorial chemistry
    . ultra high-throughput screening
    . rational drug design
    . signal transduction
    . gene therapy

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operation, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500(R) Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '01:  32.50%

Worst Quarter
Q3 '01: -35.39%

                                     01
                                   ------
                                  (38.57%)


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                  Since        Inception
                                    1 Year      Inception         Date
Global Science & Technology        (38.57%)      (28.16%)        5/15/00
S&P 500/(R)/                       (11.89%)      (12.40%)          N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


Expenses and Fees

Expenses and Fees
As a shareholder, you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                     .90%
 Other expenses                                                    .83%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .53%
 Total annual fund operating expenses                             1.73%
 Fee waivers and expense reimbursements*                           .23%
 Net Expenses*                                                    1.50%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.50% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of invest ing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $153   $523    $917    $2,022

Fund Management
The fund is managed by a team of investment professionals at BlackRock
Advisors, Inc. (BlackRock). The team includes the following individuals who have day-to-day responsibility: Thomas Callan, Michael Carey and Jean Rosenbaum.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996 and served as a fixed income analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Jean Rosenbaum has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1997, and served as an equity analyst for PNC Bank from 1994 to 1997. She has co-managed the fund since its inception.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                               Global Science & Technology Portfolio

                                                       --------------------

                                                                 For the
                                                                  Period
                                                        Year     5/15/001
                                                        Ended    through
                                                       9/30/01   9/30/00
     Net asset value at beginning of period            $ 12.47    $10.00
                                                       -------    ------
     Income from investment operations
       Net investment (loss)                               - -     (0.01)
       Net gain (loss) on investments (both realized
        and unrealized)                                  (8.08)     2.48
                                                       -------    ------
         Total from investment operations                (8.08)     2.47
                                                       -------    ------
     Less distributions
       Distributions from net investment income            - -       - -
       Distributions from net realized capital gains       - -       - -
                                                       -------    ------
         Total distributions                               - -       - -
                                                       -------    ------
     Net asset value at end of period                  $  4.39    $12.47
                                                       =======    ======
     Total return                                       (64.80)%   24.70%
     Ratios/Supplemental data
       Net assets at end of period (in thousands)      $    19    $   17
       Ratios of expenses to average net assets
        After advisory/administration fee waivers         1.50%     1.50%2
        Before advisory/administration fee waivers        1.73%     2.49%2
       Ratios of net investment income to average net
        assets
        After advisory/administration fee waivers         0.00%    (0.51)%2
        Before advisory/administration fee waivers       (0.24)%   (1.50)%2
     Portfolio turnover rate                               748%      175%
                                                       --------------------

/1/Commencement of operations of share class.
/2/Annualized.

[LOGO]BlackRock
Global Communications
Portfolio


                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global science and technology growth, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies selected for their rapid and sustainable growth potential from the development, manufacture or sale of emerging or established communication technology services and equipment. The fund can also purchase securities issued by companies outside of the communication technology sector if such companies may benefit from the use of communication technology.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased and sold by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team will invest in U.S. and foreign companies (including companies located in emerging market countries) with market capitalizations greater than $25 million that they believe offer the best opportunities for growth and high investment returns. The management team screens for stocks whose medium to long term growth prospects he believes are superior to broad market averages. Once these candidates have been identified, the management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:
    . local and wide area network services or equipment companies
    . land-based, satellite and wireless carriers
    . communications equipment manufacturers
    . internet-related services or equipment, including internet service providers, web hosting and web content providers and internet portals
    . fiber optic transmission

    . communications software development
    . cable and other pay television services or equipment
    . video conferencing
    . data processing and delivery
    . paging
    . semiconductors
    . microwave
    . telephone utilities and large long distance carriers
    . wireless voice and data equipment and services
    . broadband infrastructure
    . digital cable services and equipment
    . optical components and integrated circuits

The fund generally will sell a stock when, in the fund management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operation, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The managment team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund's focus on stocks in the communication technology sector makes it more susceptible to factors affecting that sector and more volatile than funds that invest in many different sectors. Therefore, a downturn in the communication technology sector could hurt the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in communication technology companies exposes the fund to special risks. For example, rapid advances in communication technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of communication technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, communication technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


Expenses and Fees
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                     .80%
 Other expenses1                                                   .83%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .53%
 Total annual fund operating expenses                             1.63%
 Fee waivers and expense reimbursements*                           .23%
 Net expenses*                                                    1.40%

 *BlackRock and BIL have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.40% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock and BIL in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.
 1The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 Year 3 Years
 Service Shares                                              $143   $492

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock) and BlackRock International, Ltd. (BIL). The team includes the following individuals who have day-to-day responsibility: Thomas Callan, Michael Carey, Kenneth Anderson and David Stanistreet.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996 and served as a fixed income analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Kenneth Anderson, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team. He has co-managed the fund since its inception.

David Stanistreet, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Stanistreet had been an investment director of the Scottish Widows Investment Management European equity team since 1997. From 1995 to 1997, Mr. Stanistreet was head of European equities at Royal Insurance Asset Management (which merged in 1996 to become Royal & Sun Alliance). He has co-managed the fund since its inception.

[LOGO]BlackRock
European Equity
Portfolio



                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is European equity, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Morgan Stanley Capital International (MSCI) Europe Index: An unmanaged index comprised of a sample of companies representative of the market structure of the following European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by European companies. For purposes of these investment strategies, the fund will consider a company a "European company" if it meets one or more of the following tests:
      . its country of organization, primary business office and principal trading market for its stock are located in Europe;
      . 50% or more of its assets are located in Europe; or . 50% or more of its revenues are derived from Europe.
The fund also invests in multinational companies and companies that benefit from European economic activity. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team generally invests in stocks of European companies with market capitalizations of at least $1 billion. The management team will use the MSCI Europe Index as a benchmark and seeks to invest in stocks and market sectors represented in that index. The management team may also invest in stocks outside the index which meet the management team's investment criteria. The fund invests mainly in stocks listed on European stock exchanges.

The management team, in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investments ordinarily in at least three European countries.

The management team seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The management team will invest primarily in "growth" stocks; however, they may take advantage of opportunities in "value" stocks at appropriate points in the market or economic cycle. The management team will also consider factors such as prospects for relative economic growth among certain European countries, expected levels of inflation, government policies influencing business conditions and outlook for currency relationships.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves a target price, the underlying market is overvalued or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

Furthermore, because the fund invests in issuers located in a specific geographic region, market changes or other factors affecting that region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the fund compared to mutual funds that invest in many geographic regions.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI Europe Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '01: 6.28%

Worst Quarter
Q1 '01: -13.74%


                                           01
                                        -------
                                        -20.73%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                      Since       Inception
                                         1 Year     Inception        Date
European Equity                         -20.73%      -15.94%       6/23/00
MSCI Europe                             -19.90%      -16.38%         N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.


 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

 Redemption/Exchange Fee*                                              2%
 (as a percentage of amount redeemed)

 *Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                      .90%
 Other expenses                                                    1.79%
   Service fees                                               .15%
   Processing fees                                            .15%
   Other                                                     1.49%
 Total annual fund operating expenses                              2.69%
 Fee waivers and expense reimbursements*                            .94%
 Net expenses*                                                     1.75%

 *BIL has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.75% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BIL in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $178   $746   $1,341   $2,953

Fund Management
Albert Morillo, Kenneth Anderson, Alan Clark, Lorna Mackay, Neil Pirie and David Stanistreet have co-managed the fund since its inception.

Albert Morillo, Managing Director and Head of European Equity at BlackRock International, Ltd. (BIL), is a member of BIL's Management Committee. His primary responsibility is European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Morillo was an investment director of Scottish Widows Investment Management, head of its European equity team, and a member of the Investment Policy Group. He is a member of the International Board of the Paris Stock Exchange.

Kenneth Anderson, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team.

Alan Clark, Director and investment manager at BIL, is a member of the international equities team. He has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Mr. Clark was an investment manager on the U.K. desk with Dunedin Fund Managers Ltd. where he managed the Dunedin Income Growth Investment Trust and the U.K. portfolio within the Dunedin Worldwide Investment Trust. He is a member of the Institute of Investment Management and Research.

Lorna Mackay, Director and investment manager at BIL, is a member of the international equity team. She has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Ms. Mackay was an investment manager on the Continental European desk at Dunedin Fund Managers Ltd., where she had both research and portfolio management responsibilities. She is a member of the Institute of Investment Management and Research.

Neil Pirie, Director and investment manager at BIL, is a member of the international equity team. He has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Mr. Pirie was an investment manager on the U.K. desk at Dunedin Fund Managers Ltd. and was a Director of Dunedin Ventures Ltd. He was also the portfolio manager of the Dunedin Smaller Companies Trust. He is a member of the Institute of Chartered Accountants in Scotland.

David Stanistreet, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Stanistreet had been an investment director of the Scottish Widows Investment Management European equity team since 1997. From 1995 to 1997, Mr. Stanistreet was head of European equities at Royal Insurance Asset Management (which merged in 1996 to become Royal & Sun Alliance).

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                    European Equity Portfolio

                                                            --------------------

                                                                       For the
                                                                       Period
                                                             Year     6/23/00/1/
                                                             Ended     through
                                                            9/30/01    9/30/00
Net asset value at beginning of period                      $  9.50    $10.00
                                                            -------    ------
Income from investment operations
  Net investment income (loss)                                 0.02     (0.06)
  Net (loss) on investments (both realized and unrealized)    (2.30)    (0.44)
                                                            -------    ------
    Total from investment operations                          (2.28)    (0.50)
                                                            -------    ------
Less distributions
  Distributions from net investment income                      - -       - -
  Distributions from net realized capital gains                 - -       - -
                                                            -------    ------
    Total distributions                                         - -       - -
                                                            -------    ------
Net asset value at end of period                            $  7.22    $ 9.50
                                                            =======    ======
Total return                                                 (24.00)%   (5.00)%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                $    64    $  - -
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                   1.60%     1.75%2
   Before advisory/administration fee waivers                  2.69%     6.42%2
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                   1.31%    (0.22)%2
   Before advisory/administration fee waivers                  0.22%    (4.89)%2
Portfolio turnover rate                                         218%      177%
                                                            --------------------

/1/Commencement of operations of share class.
/2/Annualized.

[LOGO]BlackRock
Asia Pacific Equity
Portfolio



                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is Asia Pacific equity, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index: An unmanaged index comprised of a sample of companies representative of the market structure of the following Asia Pacific region countries: Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by Asia Pacific region companies. For purposes of these investment strategies, the fund will consider a company an "Asia Pacific region company" if it meets one or more of the following tests:
      . its country of organization, primary business office and principal trading market for its stock are located in the Asia Pacific region; . 50% or more of its assets are located in the Asia Pacific region; or . 50% or more of its revenues are derived from the Asia Pacific region.

The fund invests primarily, but not exclusively, in companies that benefit from Asia Pacific region economic activity. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team generally invests in stocks of Asia Pacific region companies (including companies located in emerging market countries) with market capitalizations generally over $500 million whose earnings, the management team believes, are in a strong growth trend or whose stock the management team believes is undervalued. The management team will use the MSCI All Country Asia Pacific Index as a benchmark and seeks to invest in stocks and market sectors represented in that index. The management team may also invest in stocks outside the index which meet the management team's investment criteria. The fund invests mainly in stocks listed on Asia Pacific region stock exchanges.

The management team, in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investments ordinarily in at least three Asia Pacific region countries.

The management team seeks to achieve consistent and sustainable performance by managing risk and by taking advantage of market inefficiencies through a long term, disciplined and objective investment process. Economic, statistical and valuation data is analyzed to screen and rank securities. Major sector and country/regional themes, prevailing economic cycles and well-defined risk parameters are also considered in the portfolio construction process.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has dropped significantly due to economic and political turmoil in the past, and may do so again in the future.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

Furthermore, because the fund invests in issuers located in a specific geographic region, market changes or other factors affecting that region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the fund compared to mutual funds that invest in many geographic regions. At times, the markets in certain Asia Pacific region countries have suffered significant downturns and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI All Country Asia Pacific Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.


                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '01  : 2.11%

Worst Quarter
Q3 '01  : (16.87)%


                                  01
                                ------
                                (21.38)%



As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                Since        Inception
                                 1 Year       Inception        Date
Asia Pacific                      (21.38)%    (25.02)%        6/23/00
MSCI All Country Asia Pacific     (20.93)%    (27.52)%          N/A


 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

 Redemption/Exchange Fee*             2%
 (as a percentage of amount redeemed)

 *Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                      .90%
 Other expenses                                                    4.42%
   Service fees                                               .15%
   Processing fees                                            .15%
   Other                                                     4.12%
 Total annual fund operating expenses                              5.32%
 Fee waivers and expense reimbursements*                           3.57%
 Net expenses*                                                     1.75%

 *BIL has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.75% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BIL in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $178  $1,273  $2,361   $5,051

Fund Management
The fund is managed by a team of professionals at BlackRock International, Ltd.
(BIL), including the following individuals who have day-to-day responsibility:
Nigel Barry, Managing Director and portfolio manager of BIL since 1996, William Low, Director and investment manager of BIL since 1996, Donald Gilfillan, Director and investment manager of BIL since 1996, and Alistair Veitch, Vice President and investment manager of BIL since 1998.

Mr. Barry has primary responsibility for Pacific Basin equity research and portfolio management. Prior to joining BIL in 1996, Mr. Barry was Director and head of the Pacific Basin desk at Dunedin Fund Managers Ltd. Mr. Low has primary responsibility for the developed and emerging equity markets of Asia. Prior to joining BIL in 1996, Mr. Low was with Dunedin Fund Managers Ltd., first as an investment analyst on the U.K. desk and then as a specialist in Pacific Basin equity markets. Mr. Gilfillan is responsible for Japanese equity research and portfolio management. Prior to joining BIL in 1996, Mr. Gilfillan was an investment manager with British Linen Fund Managers. Mr. Veitch is responsible for selected Asian equity markets, both developed and emerging. Prior to joining BIL in 1998, Mr. Veitch followed Asian equity markets for Edinburgh Fund Managers. Messrs. Barry, Low, Gilfillan and Veitch have co-managed the fund since its inception.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                     Asia Pacific Equity Portfolio

                                                            --------------------

                                                                      For the
                                                                       Period
                                                             Year     6/23/001
                                                             Ended    through
                                                            9/30/01   9/30/00
Net asset value at beginning of period                      $  9.20    $10.00
                                                            -------    ------
Income from investment operations
  Net investment (loss)                                       (0.05)    (0.02)
  Net (loss) on investments (both realized and unrealized)    (2.78)    (0.78)
                                                            -------    ------
    Total from investment operations                          (2.83)    (0.80)
                                                            -------    ------
Less distributions
  Distributions from net investment income                    (0.01)      - -
  Distributions from net realized capital gains               (0.20)      - -
                                                            -------    ------
    Total distributions                                       (0.21)      - -
                                                            -------    ------
Net asset value at end of period                            $  6.16    $ 9.20
                                                            =======    ======
Total return                                                 (31.38)%   (8.00)%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                $   - -    $  - -
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                   1.75%     1.75%2
   Before advisory/administration fee waivers                  4.59%     9.46%2
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                  (0.94)%    0.32%2
   Before advisory/administration fee waivers                 (3.76)%   (7.39)%2
Portfolio turnover rate                                         206%      145%
                                                            --------------------

/1/Commencement of operations of share class.
/2/Annualized.

[LOGO]BlackRock
International Equity
Portfolio



                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is international value, referring to the type of securities the managers will choose for this fund.

 Morgan Stanley Capital International Europe, Australia, and the Far East Index (MSCI EAFE): An unmanaged index comprised of a sample of companies representative of the market structure of the following European and Pacific Basin countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland and the U.K.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities of issuers located in countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI
EAFE). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Emphasis is placed on adding value through stock selection. Factors which the fund management team considers will include cash flow returns on investment, forecast P/E ratios, enterprise values and balance sheet strength. The management team screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The management team will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions and outlook for currency relationships. The management team also examines each company for financial soundness before deciding to purchase its stock.

The management team, in an attempt to reduce portfolio risk, will diversify investments across countries, industry groups and companies with investment at all times in at least three foreign countries. In addition, the fund can invest more than 25% of its assets in Japanese stocks or in U.K. stocks. From time to time the fund may invest in the securities of issuers located in emerging market countries.

The fund generally will sell a stock when the management team believes it is fully valued or when, in the management team's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to the growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an Index of Securities, a currency, or a basket of currencies at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the management team chooses stocks they believe to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in Japan or in the U.K. These investments would make the fund more dependent upon the political and economic circumstances of those countries than a mutual fund that owns stocks of companies in many countries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) have experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries. Similarly, the ability to concentrate in the U.K. may make the fund's performance more dependent on developments affecting that country.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI EAFE Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.


                                    [CHART]


As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '99: 19.71%

Worst Quarter
Q3 '98: -14.77%


  93       94      95      96      97      98       99       00         01
------   -----   -----   -----   -----   ------   ------   -------   --------
36.75%   0.04%   9.70%   8.14%   4.85%   15.11%   30.60%   -19.66%   -22.79%


The bar for 1993 is based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                           Since     Inception
                           1 Year    3 Years   5 Years   Inception      Date
International Equity      -22.79%     -6.78%    -0.45%     4.68%      04/27/92
MSCI EAFE                 -21.44%     -5.05%     0.89%     5.99%         N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.



Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

 Redemption/Exchange Fee*                                              2%
 (as a percentage of amount redeemed)

 *Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

The table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                     .75%
 Other expenses                                                    .62%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .32%
 Total annual fund operating expenses                             1.37%
 Fee waivers and expense reimbursements*                           .01%
 Net expenses*-                                                   1.36%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.36% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $138   $433    $749    $1,645

Fund Management
The fund is managed by a team of professionals at BlackRock International, Ltd.
(BIL), including the following individuals who have day-to-day responsibility:
Kenneth Anderson, Director and international equity investment manager at BIL since 2000, and William Low, Director and investment manager since 1996. Prior to joining BIL in 2000, Kenneth Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team. Prior to joining BIL in 1996, Mr. Low was with Dunedin Fund Managers Ltd., first as an investment analyst on the U.K. desk and then as a specialist in Pacific Basin equity markets. Kenneth Anderson and William Low have served as portfolio co-managers since January 2001.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                         International Equity Portfolio

                                                     ---------------------------------------------------

                                                      Year      Year       Year      Year       Year
                                                      Ended     Ended      Ended     Ended      Ended
                                                     9/30/01   9/30/00    9/30/99   9/30/98    9/30/97
Net asset value at beginning of period               $ 13.82   $  15.84   $  13.15  $  14.58   $  13.37
                                                     -------   --------   --------  --------   --------
Income from investment operations
  Net investment income (loss)                          0.03       0.04      (0.02)     0.02       0.10
  Net gain (loss) on investments (both realized and
   unrealized)                                         (3.59)      0.08       3.59     (1.09)      1.76
                                                     -------   --------   --------  --------   --------
    Total from investment operations                   (3.56)      0.12       3.57     (1.07)      1.86
                                                     -------   --------   --------  --------   --------
Less distributions
  Distributions from net investment income               - -      (0.01)     (0.08)    (0.16)     (0.24)
  Distributions from net realized capital gains        (2.14)     (2.13)     (0.80)    (0.20)     (0.41)
                                                     -------   --------   --------  --------   --------
    Total distributions                                (2.14)     (2.14)     (0.88)    (0.36)     (0.65)
                                                     -------   --------   --------  --------   --------
Net asset value at end of period                     $  8.12   $  13.82   $  15.84  $  13.15   $  14.58
                                                     =======   ========   ========  ========   ========
Total return                                          (29.91)%    (0.15)%    28.14%    (7.34)%    14.52%
Ratios/Supplemental data
  Net assets at end of period (in thousands)         $78,595   $134,447   $118,323  $143,526   $199,939
  Ratios of expenses to average net assets
   After advisory/administration fee waivers            1.36%      1.36%      1.34%     1.36%      1.36%
   Before advisory/administration fee waivers           1.37%      1.37%      1.34%     1.41%      1.46%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers            0.28%      0.06%      0.21%     0.49%      0.42%
   Before advisory/administration fee waivers           0.26%      0.05%      0.21%     0.44%      0.32%
Portfolio turnover rate                                  306%       153%        62%       57%        62%
                                                     ---------------------------------------------------

[LOGO]BlackRock
International Emerging Markets
Portfolio



                             IMPORTANT DEFINITIONS


 Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela, Vietnam and Zimbabwe.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is emerging markets, referring to the type of securities the managers will choose for this fund.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in stocks of issuers located in emerging market countries. These are countries considered to be "emerging" or "developing" by the World Bank, the International Finance Corporation or the United Nations. The fund normally invests at least 80% of its net assets in equity securities issued by companies located in emerging market countries. The fund primarily buys in common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Emphasis is placed on adding value through stock selection. Factors which the fund management team considers will include cash flow returns on investment, forecast P/E ratios, enterprise values and balance sheet strength. A security's earnings trend and its price momentum will also be factors considered in security selection. The management team will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions and outlook for currency relationships. The management team also examines each company for financial soundness before deciding to purchase its stock.

The management team, in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investment ordinarily in at least three emerging markets countries.

The fund generally will sell a stock when the management team believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the management team chooses stocks they believe to be undervalued there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss.

Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI Emerging Market Free Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]


As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4  '99: 33.94%

Worst Quarter
Q3  '98: -25.59%


   95       96        97       98       99        00        01
-------   ------    ------  -------   ------    -------   ------
(12.88%)   11.94%   (9.33%) (36.83%)   68.24%   (36.05%)   (5.60%)


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                           Since     Inception
                           1 Year   3 Years   5 Years    Inception     Date
International Emerging     (5.60%)    0.52%   (10.26%)    (8.35%)     06/17/94
MSCI EMF                   (2.61%)    4.00%    (5.78%)    (3.74%)       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

 Redemption/Exchange Fee*                                             2%
 (as a percentage of amount redeemed)

 *Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                    1.25%
 Other expenses                                                    .87%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .57%
 Total annual fund operating expenses                             2.12%
 Fee waivers and expense reimbursements*                           .08%
 Net expenses*                                                    2.04%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.04% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $207   $656   $1,132   $2,445

Fund Management
The fund is managed by a team of investment professionals at BlackRock International, Ltd. (BIL), including the following individuals who have day-to-day responsibility: Robin Watson, Vice President and investment manager at BIL since 1999, and Kevin Craig, Associate and Investment Manager at BIL since 1998. Prior to joining BIL, Robin Watson served as a Latin American specialist with AIB Govett in London from 1997 to 1999, and Mr. Craig was an emerging markets analyst at Dunedin Fund Managers Ltd. from 1995 to 1996. Mr. Watson has been fund co-manager since January 2000 and Mr. Craig since January 2001.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                         International Emerging Markets
                                         Portfolio

                                                     -----------------------------------------------

                                                      Year      Year     Year     Year      Year
                                                      Ended     Ended    Ended    Ended     Ended
                                                     9/30/01   9/30/00  9/30/99  9/30/98   9/30/97
Net asset value at beginning of period               $  6.14   $  6.08  $  4.39  $  9.63   $  8.72
                                                     -------   -------  -------  -------   -------
Income from investment operations
  Net investment income                                 0.07      0.07     0.04     0.06      0.01
  Net gain (loss) on investments (both realized and
   unrealized)                                         (2.20)     0.03     1.65    (5.16)     0.93
                                                     -------   -------  -------  -------   -------
    Total from investment operations                   (2.13)     0.10     1.69    (5.10)     0.94
                                                     -------   -------  -------  -------   -------
Less distributions
  Distributions from net investment income               - -     (0.04)     - -      - -     (0.03)
  Distributions from net realized capital gains          - -       - -      - -    (0.14)      - -
                                                     -------   -------  -------  -------   -------
    Total distributions                                  - -     (0.04)     - -    (0.14)    (0.03)
                                                     -------   -------  -------  -------   -------
Net asset value at end of period                     $  4.01   $  6.14  $  6.08  $  4.39   $  9.63
                                                     =======   =======  =======  =======   =======
Total return                                          (34.69)%    1.53%   38.50%  (53.62)%   10.74%
Ratios/Supplemental data
  Net assets at end of period (in thousands)         $ 1,313   $24,796  $15,531  $26,566   $66,064
  Ratios of expenses to average net assets
   After advisory/administration fee waivers            2.04%     1.96%    2.03%    2.06%     2.08%
   Before advisory/administration fee waivers           2.07%     1.96%    2.03%    2.16%     2.17%
  Ratios of net investment income to average net
   assets
   After advisory/administration fee waivers           (0.22)%    1.19%    0.61%    0.71%     0.09%
   Before advisory/administration fee waivers          (0.24)%    1.19%    0.61%    0.61%    (0.01)%
Portfolio turnover rate                                  225%      133%     117%      37%       33%
                                                     -----------------------------------------------

[LOGO]BlackRock
International Small Cap
Equity Portfolio



                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela, Vietnam and Zimbabwe.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by foreign small capitalization companies (defined as those with market capitalizations equal to those within the universe of Salomon Brothers Extended Markets World Ex-U.S. Index stocks). The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team initially screens for "growth" stocks from the universe of companies described above. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund can invest more than 25% of its assets in securities whose issuers are located in Japan, the United Kingdom, France or Germany.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund tempo-rarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market secu-rities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

                             IMPORTANT DEFINITIONS


 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is international small cap, referring to the type of securities the managers will choose for this fund.

 Small Capitalization Companies: The fund defines these companies as those with market capitalizations equal to those within the universe of Salomon Brothers Extended Markets World Ex-U.S. Index stocks. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.




The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in Japan, the United Kingdom, France or Germany. These investments would make the fund more dependent upon the political and economic circumstances of those countries than a mutual fund that owns stocks of companies in many countries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) have experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries. Similarly, the ability to concentrate in the U.K., France and Germany may make the fund's performance more dependent on developments affecting those countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Brothers Extended Markets World Ex-U.S. Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS**

Best Quarter
Q4 '99  : 81.64%

Worst Quarter
Q3 '98  : (19.80)%


                 98         99        00         01
                -----     ------     ----      ------
                11.23%    150.51%   (8.50)%   (17.53)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS**

                                                   Since       Inception
                             1 Year    3 Years   Inception        Date
International Small Cap     (17.53)%    23.64%     17.51%       9/26/97
Salomon EMI Ex-U.S.         (15.69)%    (2.26)%    -1.39%         N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.



Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

 Redemption/Exchange Fee*                                             2%
 (as a percentage of amount redeemed)

 *Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                    1.00%
 Other expenses                                                    .71%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .41%
 Total annual fund operating expenses                             1.71%
 Fee waivers and expense reimbursements*                           .08%
 Net expenses*                                                    1.63%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.63% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $166   $531    $921    $2,013

Fund Management
The fund is co-managed by Thomas Callan, Michael Carey, and Daniel Sargen.

Thomas Callan has been a Managing Director with BlackRock Advisors, Inc. (BlackRock) since 1996 and served as an equity analyst for PNC Bank from 1993-1996. He has co-managed the fund since April 1999.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996, and served as a fixed income analyst with PNC Bank from 1993 to 1996. He has co-managed the fund since January 2002.

Daniel Sargen has been an Associate with BlackRock since 2001. From 1999 to 2001, Mr. Sargen attended the University of Michigan Business School. Prior to that, he was a research analyst at the Institute of International Finance from 1997 to 1999 and a research associate at Economists Incorporated from 1995 to 1997. He has co-managed the fund since January 2002.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                         International Small Cap
                                         Equity Portfolio

                                                     ---------------------------------------------

                                                                                         For the
                                                       la8                                Period
                                                      Year      Year    Year     Year    9/26/971
                                                      Ended     Ended   Ended    Ended   through
                                                     9/30/01   9/30/00 9/30/99  9/30/98  9/30/97
Net asset value at beginning of period               $ 22.36   $12.84  $ 9.56   $ 9.94    $10.00
                                                     -------   ------  ------   ------    ------
Income from investment operations
  Net investment income                                 0.29     0.08    0.02     0.02       - -
  Net gain (loss) on investments (both realized and
   unrealized)                                         (7.94)   10.84    4.39    (0.35)    (0.06)
                                                     -------   ------  ------   ------    ------
    Total from investment operations                   (7.65)   10.92    4.41    (0.33)    (0.06)
                                                     -------   ------  ------   ------    ------
Less distributions
  Distributions from net investment income               - -      - -   (0.02)   (0.05)      - -
  Distributions from net realized capital gains        (0.05)   (1.40)  (1.11)     - -       - -
                                                     -------   ------  ------   ------    ------
    Total distributions                                (0.05)   (1.40)  (1.13)   (0.05)      - -
                                                     -------   ------  ------   ------    ------
Net asset value at end of period                     $ 14.66   $22.36  $12.84   $ 9.56    $ 9.94
                                                     =======   ======  ======   ======    ======
Total return                                          (34.29)%  91.21%  51.14%   (3.62)%   (0.30)%
Ratios/Supplemental data
  Net assets at end of period (in thousands)         $   500   $  457  $  - -   $    5    $   10
  Ratios of expenses to average net assets
   After advisory/administration fee waivers            1.63%    1.63%   1.63%    1.62%     1.63%2
   Before advisory/administration fee waivers           1.84%    1.69%   2.30%    2.47%     1.86%2
  Ratios of net investment income to average net
   assets
   After advisory/administration fee waivers            1.50%    0.60%  (0.11)%   0.28%     1.42%2
   Before advisory/administration fee waivers           1.29%    0.54%  (0.78)%  (0.57)%    1.19%2
Portfolio turnover rate                                  207%     296%    224%      76%        0%
                                                     ---------------------------------------------

/1/ Commencement of operations of share class.
/2/ Annualized.

BlackRock
Select Equity
Portfolio



                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company such (as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

 S&P 500(R) Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

 Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund management team uses the S&P 500(R) Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The management team seeks to own securities in all sectors, but can overweight or underweight securities within sectors as they identify market opportunities. The fund normally invests at least 80% of its total net assets in equity securities. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

The management team initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. The fund will invest in stocks that the management team believes offer attractive returns through capital appreciation. The fund will typically have a P/E multiple that is in line with the S&P 500(R) Index. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the management team believes it is fully valued or when, in the management team's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporar-ily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

While the management team chooses stocks they believe to be undervalued, or which have above average growth potential, there is no guarantee that prices will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500(R) Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '98: 20.78%

Worst Quarter
Q3 '01: (18.18)%


  94       95        96       97       98       99        00       01
-----    -----     ------   ------   ------   ------   -------   -------
(1.49)%  32.79%    23.40%   31.11%   24.26%   20.37%   (15.07)%  (21.56)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                    Since      Inception
               1 Year     3 Years    5 Years      Inception       Date
Select        (21.56)%     (7.09)%      5.49%         9.55%       09/13/93
S&P 500(R)    (11.89)%     (1.03)%     10.70%        13.67%          N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                     .54%
 Other expenses                                                    .58%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .28%
 Total annual fund operating expenses                             1.12%
 Fee waivers and expense reimbursements*                           .01%
 Net expenses*                                                    1.11%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.11% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $113   $355    $616    $1,362

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), headed by Mark W. Broughton, Director at BlackRock since 2001. Prior to joining BlackRock, Mr. Broughton was portfolio manager, director of research and a partner of Badgley, Phelps & Bell from 1996 to 2001, and was previously assistant portfolio manager and research analyst at Provident Investment Counsel from 1992 to 1996. Mr. Broughton has been portfolio manager since January 2001.
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                      Select Equity Portfolio

                                                         --------------------------------------------------

                                                          Year       Year      Year      Year      Year
                                                          Ended      Ended     Ended     Ended     Ended
                                                         9/30/01    9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period                   $  20.73   $  20.76  $  17.00  $  17.50  $  13.56
                                                         --------   --------  --------  --------  --------
Income from investment operations
  Net investment income                                      0.01       0.01      0.07      0.12      0.11
  Net gain (loss) on investments (both realized and
   unrealized)                                              (6.43)      1.61      4.37      0.48      5.18
                                                         --------   --------  --------  --------  --------
    Total from investment operations                        (6.42)      1.62      4.44      0.60      5.29
                                                         --------   --------  --------  --------  --------
Less distributions
  Distributions from net investment income                  (0.03)     (0.02)    (0.07)    (0.10)    (0.14)
  Distributions from capital                                (0.02)       - -       - -       - -       - -
  Distributions from net realized capital gains             (3.05)     (1.63)    (0.61)    (1.00)    (1.21)
                                                         --------   --------  --------  --------  --------
    Total distributions                                     (3.10)     (1.65)    (0.68)    (1.10)    (1.35)
                                                         --------   --------  --------  --------  --------
Net asset value at end of period                         $  11.21   $  20.73  $  20.76  $  17.00  $  17.50
                                                         ========   ========  ========  ========  ========
Total return                                               (35.49)%     7.81%    26.61%     3.77%    42.12%
Ratios/Supplemental data
  Net assets at end of period (in thousands)             $143,283   $232,287  $223,215  $203,754  $174,418
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                 1.11%      1.10%     1.10%     1.16%     1.09%
   Before advisory/administration fee waivers                1.12       1.10%     1.10%     1.16%     1.16%
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                 0.07%      0.03%     0.37%     0.63%     0.93%
   Before advisory/administration fee waivers                0.06%      0.03%     0.37%     0.63%     0.86%
Portfolio turnover rate                                       114%       103%       22%       27%       29%
                                                         --------------------------------------------------

[LOGO]BlackRock
Index Equity
Portfolio



                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Index Investing: An investment strategy involving the creation of a portfolio tailored as closely as possible to match the composition and investment performance of a specific stock or bond market index. Index funds offer investors diversification among securities, low portfolio turnover and relative predictability of portfolio composition. The Index Master Portfolio engages in index investing.

 Large Capitalization Companies: Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however their size may also make them less flexible and innovative than smaller companies.

 S&P 500(R) Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.



Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the stocks of the S&P 500(R) Index using a passive investment style that seeks to replicate the returns of the S&P 500(R) Index. The Index Master Portfolio, under normal market conditions, invests at least 95% of its total assets in substantially all the stocks of the S&P 500(R) Index in approximately the same proportion as they are represented in the Index.

The Index Master Portfolio may invest some of its assets (generally not more than 5% of net assets) in certain short-term fixed income securities pending investment or to pay redeeming shareholders.

The Index Master Portfolio may, to the extent consistent with its investment objective, invest in index futures contracts and options on index futures contracts, commonly known as derivatives, to commit funds pending investment or to maintain liquidity. The Index Master Portfolio can buy additional securities when borrowings are outstanding. This practice can have the effects of increasing the fund's losses or gains.

Each of the Index Equity Portfolio and the Index Master Portfolio may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high-quality securities equal to at least 102% of the current value of the loaned securities. The Index Master Portfolio will receive collateral in cash and high-quality securities equal to at least 100% of the current value of the loaned securities.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The investment objective of the Index Master Portfolio may not be changed without shareholder approval.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordinarily not result in its elimination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500(R) Index (including additions or deletions resulting from mergers, reorganizations and similar transactions), and, to the extent necessary, to provide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund (not taking into account fund expenses) is expected to approximate the investment performance of the S&P 500(R) Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the values of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Services Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500(R) Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS**

Best Quarter
Q4 '98: 21.22%

Worst Quarter
Q3 '01: (14.83)%


  93       94     95      96       97       98       99       00        01
-----    -----  ------  ------   ------   ------   ------   -------   -------
9.44%    0.57%  36.70%  21.99%   32.53%   28.15%   20.19%   (9.60)%   (12.52)%


The bar for 1993 is based upon performance for Institutional Shares of the fund.


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS**

                                                          Since      Inception
                           1 Year    3 Years   5 Years   Inception      Date
Index                      (12.52)%   (1.68)%  10.05%      12.57%     04/20/92
S&P 500(R)                 (11.89)%   (1.03)%  10.70%      13.46%        N/A


 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses*
(Expenses that are deducted from fund assets)

 Advisory fees                                                    .025%
 Other expenses                                                    .61%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .31%
 Total annual fund operating expenses                             .635%
 Fee waivers and expense reimbursements**                          .02%
 Net expenses**                                                   .615%

 *The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.
**BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .615% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $63    $201    $352     $790

Index Master Portfolio Management
Dimensional Fund Advisors Inc. (DFA) serves as investment adviser to the Index Master Portfolio. Investment decisions for the Index Master Portfolio are made by the Investment Committee of DFA, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of DFA who are elected annually. DFA provides the Index Master Portfolio with a trading department and selects brokers and dealers to effect securities transactions.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                           Index Equity Portfolio

                                 ---------------------------------------------------------------


                                    Year           Year         Year       Year       Year
                                    Ended          Ended        Ended      Ended      Ended
                                   9/30/01        9/30/00      9/30/99    9/30/98    9/30/97
Net asset value at beginning
 of period                       $      27.54     $  24.67     $  19.64   $  18.32   $  13.97
                                 ------------     --------     --------   --------   --------
Income from investment
 operations
 Net investment income                   0.16         0.16         0.19       0.22       0.23
 Net gain (loss) on
   investments (both realized
   and unrealized)                      (7.61)        2.97         5.10       1.34       5.01
                                 ------------     --------     --------   --------   --------
    Total from investment
     operations                         (7.45)        3.13         5.29       1.56       5.24
                                 ------------     --------     --------   --------   --------
Less distributions
 Distributions from net
   investment income                    (0.12)       (0.10)       (0.20)     (0.20)     (0.21)
 Distributions from net
   realized capital gains                 - -        (0.16)       (0.06)     (0.04)     (0.68)
                                 ------------     --------     --------   --------   --------
    Total distributions                 (0.12)       (0.26)       (0.26)     (0.24)     (0.89)
                                 ------------     --------     --------   --------   --------
Net asset value at end of
 period                          $      19.97     $  27.54     $  24.67   $  19.64   $  18.32
                                 ============     ========     ========   ========   ========
Total return                           (27.10)%      12.66%       26.96%      8.54%     39.58%
Ratios/Supplemental data
 Net assets at end of period
   (in thousands)                $    292,389     $378,997     $354,283   $233,696   $193,319
 Ratios of expenses to
   average net assets
   After
    advisory/administration
    fee waivers                          0.61%/1/     0.59%/1/     0.56%1     0.48%1     0.48%1
   After
    advisory/administration
    fee waivers (excluding
    interest expense)                    0.61%/1/      - -          - -        - -        - -
   Before
    advisory/administration
    fee waivers                          0.63%/1/     0.63%1       0.63%1     0.64%1     0.68%1
 Ratios of net investment
   income to average net
   assets
   After
    advisory/administration
    fee waivers                          0.68%        0.57%        0.80%      1.09%      1.41%
   Before
    advisory/administration
    fee waivers                          0.66%        0.54%        0.74%      0.93%      1.21%
Portfolio turnover rate                     8%           8%5          5%4        9%3        4%2
                                 --------------------------------------------------------------

/1/Including expenses allocated from The U.S. Large Company Series of The DFA
   Investment Trust Company of 0.06% for the year ended 9/30/01, 0.06% for the year ended 9/30/00, 0.06% for the year ended 9/30/99, 0.06% for the year ended 9/30/98 and 0.07% for the year ended 9/30/97.
/2/For period December 1, 1996 through November 30, 1997.
/3/For period December 1, 1997 through November 30, 1998.
/4/For period December 1, 1998 through November 30, 1999.
/5/For period December 1, 1999 through November 30, 2000.
/6/For period December 1, 2000 through September 30, 2001.

[LOGO]BlackRock
Balanced
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Investment Style: Refers to the guiding principle of a mutual fund's investment choices. The investment style of this fund is balanced, meaning that the managers will choose both equity and fixed income secu- rities for this fund.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Investment Goal
The fund seeks long-term capital appreciation--current income from fixed income securities is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund managers invest primarily in a blend of equity and fixed income securities selected to deliver returns through the combination of capital appreciation and current income. The equity and fixed income managers work together to determine an appropriate asset allocation strategy.

Equity Portion
The manager initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. In pursuit of this goal, the fund manager uses the S&P 500(R) Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The manager seeks to own securities in all sectors, but can overweight or underweight securities within sectors as he identifies market opportunities.
The portfolio manager will adjust the blend of value/growth stocks based on performance expectations. The fund will invest primarily in common stock but can also invest in preferred stock and securities convertible into common stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

Fixed Income Portion
The fixed income portion of the fund consists of a broad range of U.S. investment grade bonds including U.S. Government bonds, mortgage-backed, asset-backed and corporate debt securities. The fund normally will invest at least 25% of its total assets in bonds. The fund may invest up to 10% of its total assets in bonds of foreign issuers. The fixed income team seeks bonds that will add value while controlling risk.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

                             IMPORTANT DEFINITIONS


 S&P 500 Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

 Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

 Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a "growth fund" and a "value fund" may own the same stock. Value stocks are companies which appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.



It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in money market securities in order to achieve its investment objective.

The fund managers may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high-quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of small capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the fund managers choose stocks with a focus on attempting to minimize risk and choose bonds of investment grade quality, there is no guarantee that prices won't move lower.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign securities markets.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals it taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The chart shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of a customized weighted index comprised of the returns of the S&P 500(R) Index (65%) and the Lehman Aggregate Index (35%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Investor A Shares of the fund, which were first issued in May 1990.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4  '98:  13.25%

Worst Quarter
Q3  '01: -10.49%


  92     93      94      95      96      97      98      99      00       01
------ ------  ------  ------  ------  ------  ------  ------  ------  -------
11.82% 11.72%  -3.39%  27.27%  15.19%  23.47%  21.57%  10.70%  -6.41%  -11.70%


The bars for 1992-1993 are based upon performance for Investor A Shares of the fund.


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*


                                                                   Inception
                             1 Year  3 Years   5 Years  10 Years      Date

Balanced                    -11.70%   -2.92%    6.55%     9.29%     05/14/90
65% S&P 500/r//35% Leh. Ag.  -4.73%    1.82%    9.96%    11.15%       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.




Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                     .55%
 Interest expense                                                  - -
 Other expenses                                                    .62%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .32%
 Total annual fund operating expenses                             1.17%
 Fee waivers and expense reimbursements*                           .01%
 Net expenses*                                                    1.16%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.16% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $118   $371    $643    $1,419

Fund Management
The portfolio manager for the equity portion of the fund is Mark W. Broughton, a Director at BlackRock Advisors, Inc. (BlackRock) since 2001. Prior to joining BlackRock, Mr. Broughton was portfolio manager, director of research and a partner of Badgley, Phelps & Bell from 1996 to 2001, and was previously assistant portfolio manager and research analyst at Provident Investment Counsel from 1992 to 1996. He has been a manager of the fund since June 2001.

The co-managers for the fixed-income portion of the fund are Robert S. Kapito, who has been Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988 and who has served as co-manager of the fund since 1995, and Keith T. Anderson, who has been a Managing Director at BFM since 1988. He has served as co-manager of the fund since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                 Balanced Portfolio

                                                     ---------------------------------------------------


                                                      Year       Year      Year      Year      Year
                                                      Ended      Ended     Ended     Ended     Ended
                                                     9/30/01    9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period               $  20.15   $  19.73  $  18.34  $  18.21  $  15.09
                                                     --------   --------  --------  --------  --------
Income from investment operations
  Net investment income                                  0.29       0.42      0.42      0.42      0.45
  Net gain (loss) on investments (both realized and
   unrealized)                                          (4.04)      1.11      2.18      1.34      3.64
                                                     --------   --------  --------  --------  --------
    Total from investment operations                    (3.75)      1.53      2.60      1.76      4.09
                                                     --------   --------  --------  --------  --------
Less distributions
  Distributions from net investment income              (0.33)     (0.41)    (0.42)    (0.38)    (0.45)
  Distributions from net realized gain                  (2.81)     (0.70)    (0.79)    (1.25)    (0.52)
                                                     --------   --------  --------  --------  --------
    Total distributions                                 (3.14)     (1.11)    (1.21)    (1.63)    (0.97)
                                                     --------   --------  --------  --------  --------
Net asset value at end of period                     $  13.26   $  20.15  $  19.73  $  18.34  $  18.21
                                                     ========   ========  ========  ========  ========
Total return                                           (21.15)%     7.78%    14.49%    10.43%    28.07%
Ratios/Supplemental data
  Net assets at end of period (in thousands)         $147,535   $197,633  $219,018  $176,557  $176,232
  Ratios of expenses to average net assets
   After advisory/administration fee waivers             1.16%      1.15%     1.16%     1.20%     1.14%
   After advisory/administration fee waivers
    (excluding interest expense)                         1.16%      1.15%     1.16%     1.20%     1.14%
   Before advisory/administration fee waivers            1.18%      1.15%     1.16%     1.20%     1.20%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers             1.93%      2.00%     2.14%     2.22%     2.68%
   Before advisory/administration fee waivers            1.91%      2.00%     2.14%     2.22%     2.62%
Portfolio turnover rate                                   210%       176%      122%      134%      173%
                                                     --------------------------------------------------

[LOGO]BlackRock
Micro-Cap Equity
Portfolio



                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a companies earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Earnings Visibility: Earnings visibility means positive earnings in the foreseeable future (generally defined as 2-3 years). Earnings growth potential means the rate of earnings growth of which a company is capable. Earnings growth visibility of 20% or more means earnings are forecasted to grow at a rate of 20% or higher in the foreseeable future.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividend yields and sell at relatively high prices in relation to their earnings and book value. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by micro-capitalization companies (market capitalization between $25 million and $500 million) with earnings visibility and earnings growth potential. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team is seeking micro-capitalization stocks which they believe have favorable and above-average earnings growth prospects. The management team screens for "growth" stocks from the universe of companies with market capitalization between $25 million and $500 million. Generally, only companies in the top 40% of the micro-cap sector with earnings growth of at least 20% or higher will be considered appropriate investments. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

                             IMPORTANT DEFINITIONS


 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is micro-cap, referring to the type of securities the manager will choose for this fund.

 Micro-Cap Companies: This asset class contains the smallest capitalized companies. The fund defines a "micro-cap" company as one with total capitalization of $25 million to $500 million.






The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

The Micro-Cap Equity Portfolio was closed to new investors as of 4 p.m., December 23, 1999. Shareholders as of 4 p.m., December 23, 1999 may make additional investments. The fund may re-open to new investors in the future.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

There are certain risks with investing in micro-cap securities. Micro-cap companies will normally have more limited product lines, markets and financial resources and will be more dependent on a more limited management group than companies with larger capitalizations. In addition, it is more difficult to get information on micro-cap companies, which tend to be less well known, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of micro-cap companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies. There have been instances of fraud in the micro-cap market. The fund may suffer losses due to fraudulent activity in the market in which it invests.

An important consideration: In certain investment cycles and over certain holding periods, an equity fund that invests in micro-cap stocks may perform above or below the market. The fund should be considered an aggressive allocation within an overall investment strategy; it is not intended to be used as a complete investment program.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Wilshire Micro-cap Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '99  : 69.30%

Worst Quarter
Q3 '01  : (25.59)%


                                99        00        01
                              ------    ------    ------
                              220.64%   (8.06)%   (14.24)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                      Since      Inception
                              1 Year     3 Years     Inception     Date
Micro-Cap                    (14.24)%     36.22%      38.30%     5/01/98
Wilshire Microcap              24.19%     17.20%       7.87%       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                    1.10%
 Other expenses                                                    .67%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .37%
 Total annual fund operating expenses                             1.77%
 Fee waivers and expense reimbursements*                           .02%
 Net expenses*                                                    1.75%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.75% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 118 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Service Shares                          $178   $555    $957    $2,082

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Michael Carey, a Vice President since 2000 and an equity analyst at BlackRock since 1996, and Samuel Kim, Vice President of BlackRock since 2001 and an equity analyst with BlackRock since 1997. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Michael Carey was a fixed income analyst for PNC Bank from 1993 to 1996 and Samuel Kim was a research analyst from 1993 to 1997 at Merrill Lynch Asset Management. William Wykle has been a portfolio co-manager since the fund's inception, Michael Carey since October 1999 and Samuel Kim since January 2002.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                           Micro-Cap Equity Portfolio

                                           -------------------------------------------

                                                                          For the
                                                                          Period
                                            Year      Year      Year     5/01/98/1/
                                            Ended     Ended     Ended     through
                                           9/30/01   9/30/00   9/30/99    9/30/98
Net asset value at beginning of period     $ 45.08   $ 24.64   $  9.38    $10.00
                                           -------   -------   -------    ------
Income from investment operations
  Net investment (loss)                      (0.05)    (0.07)    (0.07)    (0.02)
  Net gain (loss) on investments (both
   realized and unrealized)                 (17.44)    23.81     15.33     (0.60)
                                           -------   -------   -------    ------
    Total from investment operations        (17.49)    23.74     15.26     (0.62)
                                           -------   -------   -------    ------
Less distributions
  Distributions from net realized capital
   gains                                    (10.08)    (3.30)      - -       - -
                                           -------   -------   -------    ------
    Total distributions                     (10.08)    (3.30)      - -       - -
                                           -------   -------   -------    ------
Net asset value at end of period           $ 17.51   $ 45.08   $ 24.64    $ 9.38
                                           =======   =======   =======    ======
Total return                                (46.55)%  102.98%   162.41%    (6.10)%
Ratios/Supplemental data
  Net assets at end of period (in
   thousands)                              $ 1,059   $ 2,824   $   690    $   69
  Ratios of expenses to average net
   assets
   After advisory/administration fee
    waivers                                   1.75%     1.75%     1.73%     1.68%/2/
   Before advisory/administration fee
    waivers                                   1.77%     1.75%     1.92%     3.01%/2/
  Ratios of net investment income to
   average net assets
   After advisory/administration fee
    waivers                                  (0.19)%   (0.20)%   (1.00)%   (0.61)%/2/
   Before advisory/administration fee
    waivers                                  (0.21)%   (0.20)%   (1.19)%   (1.94)%/2/
Portfolio turnover rate                        402%      445%      346%      119%
                                           ------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

[LOGO]About Your Investment




Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that participate in the Capital Directions/SM/ asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.

Purchase orders may be placed by calling (800) 441-7450.

What Price Per Share Will You Pay?


The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received.

Purchase orders received before the close of regular trading on the New York Stock Exchange (NYSE) currently 4 p.m. (Eastern time) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.


Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.


How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.


Distribution and Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain services provided to its shareholders. The Company does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Company also may enter into arrangements with brokers, dealers, financial institutions and industry profes-sionals (Service Organizations) (including PNC Bank and its affiliates).

Under these arrangements, Service Organizations will provide certain support services to their customers who own Service Shares. The Company may pay a shareholder servicing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers.

In return for the fee, Service Organizations may provide one or more of the following services to their customers who own Service Shares:

      (1) Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
      (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
      (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Service Shares of up to
 .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

      (1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Company's distributor;
      (2) Processing dividend payments from the Company on behalf of customers;
      (3) Providing sub-accounting for Service Shares beneficially owned by customers or the information necessary for sub-accounting; and
      (4) Providing other similar services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Master-Feeder Structure
    The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, invests all of its assets in the Index Master Portfolio. The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time on 30 days notice to the Index Master Portfolio if the Board of Trustees of the Company determines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for example, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment objective as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio's assets.


Selling Shares
    Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order, minus any applicable redemption/exchange fee. Each of the European Equity, Asia Pacific Equity, International Equity, International Emerging Markets and International Small Cap Equity Portfolios will deduct a fee of 2% from the redemption amount if the shares being redeemed have been held 90 days or less (other than shares acquired through reinvestment of dividends or other distributions). This fee applies only to shares purchased on or after December 5, 2001 and is designed to offset the costs and expenses associated with early redemptions. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss; liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with the PNC(R) Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7.

The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7.

The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibility standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to purchase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.


The Company's Rights
    The Company may:
      . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,
      . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above,
      . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
      . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

    The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to maintain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.


Market Timing
    The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

Each of the European Equity, Asia Pacific Equity, International Equity, International Emerging Markets and International Small Cap Equity Portfolios will assess and retain a fee of 2% of the current NAV of shares being redeemed or exchanged within 90 days of purchase (other than those acquired through reinvestment of dividends or other distributions). This fee applies only to shares of funds purchased on or after December 5, 2001 and is for the benefit of the remaining shareholders. The fee is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the amount. The redemption fee will

Management

                             IMPORTANT DEFINITIONS


 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Advisers for BlackRock Funds are BlackRock Advisors, Inc. and BlackRock International Ltd. The Adviser for the Index Equity Portfolio is Dimensional Fund Advisors Inc.

 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the International Equity, International Emerging Markets and International Small Cap Equity Portfolios is BlackRock International, Ltd. The sub-adviser for the Balanced Portfolio is BlackRock Financial Management, Inc.

not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Company, (iii) accounts in the event of shareholder death or disability and (iv) certain other accounts in the absolute discretion of the Company when a shareholder can demonstrate hardship.

    BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock).
BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned subsidiary of the PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 40 Torphichen Street, Edinburgh, Scotland EH3 8JB, acts as co-adviser and sub-adviser to the Company. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the Company. The only fund not managed by BlackRock or BIL is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Master Portfolio is advised by Dimensional Fund Advisors Inc. (DFA), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. DFA was organized in May 1981 and provides investment management services to institutional investors. As of November 30, 2001, DFA had over $33 billion in assets under management.

For their investment advisory and sub-advisory services, BlackRock, BFM, BIL and DFA, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the funds to BlackRock, or BIL, as applicable, as a percentage of average daily net assets were:

Large Cap Value Equity         0.52%
Large Cap Growth Equity        0.53%
Mid-Cap Value Equity           0.80%
Mid-Cap Growth Equity          0.80%
Small Cap Value Equity         0.55%
Small Cap Growth Equity        0.53%
Global Science & Technology    0.67%
European Equity                0.02%
Asia Pacific Equity            0.00%
International Equity           0.74%
International Emerging Markets 1.17%
International Small Cap Equity 0.92%
Select Equity                  0.53%
Balanced                       0.54%
Micro Cap Equity               1.08%

For the fiscal year ended November 30, 2001, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee for the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios (Before Waivers)

                                                             INVESTMENT
 AVERAGE DAILY NET ASSETS                                    ADVISORY FEE
 First $1 billion                                               .550%
 $1 billion-$2 billion                                          .500%
 $2 billion-$3 billion                                          .475%
 more than $3 billion                                           .450%

Total Annual Advisory Rate for the Mid-Cap Value Equity, Mid-Cap Growth Equity and Global Communications Portfolios (Before Waivers)

                                                             INVESTMENT
 AVERAGE DAILY NET ASSETS                                    ADVISORY FEE
 First $1 billion                                               .800%
 $1 billion-$2 billion                                          .700%
 $2 billion-$3 billion                                          .675%
 more than $3 billion                                           .625%

Total Annual Advisory Fee for the Global Science & Technology, European Equity and Asia Pacific Equity Portfolios (Before Waivers)

                                                             INVESTMENT
 AVERAGE DAILY NET ASSETS                                    ADVISORY FEE
 First $1 billion                                               .900%
 $1 billion-$2 billion                                          .850%
 $2 billion-$3 billion                                          .800%
 more than $3 billion                                           .750%

Total Annual Advisory Fee for the International Equity Portfolio (Before
Waivers)

                                                             INVESTMENT
 AVERAGE DAILY NET ASSETS                                    ADVISORY FEE
 First $1 billion                                               .750%
 $1 billion-$2 billion                                          .700%
 $2 billion-$3 billion                                          .675%
 more than $3 billion                                           .650%

Total Annual Advisory Rate for the International Emerging Markets Portfolio (Before Waivers)

                                                             INVESTMENT
 AVERAGE DAILY NET ASSETS                                    ADVISORY FEE
 First $1 billion                                               1.250%
 $1 billion-$2 billion                                          1.200%
 $2 billion-$3 billion                                          1.155%
 more than $3 billion                                           1.100%

Total Annual Advisory Rate for the International Small Cap Equity Portfolio (Before Waivers)

                                                             INVESTMENT
 AVERAGE DAILY NET ASSETS                                    ADVISORY FEE
 First $1 billion                                               1.00%
 $1 billion-$2 billion                                          .950%
 $2 billion-$3 billion                                          .900%
 more than $3 billion                                           .850%

Total Annual Advisory Fee for the Micro-Cap Equity Portfolio (Before Waivers)

                                                             INVESTMENT
 AVERAGE DAILY NET ASSETS                                    ADVISORY FEE
 First $1 billion                                                1.10%
 $1 billion-$2 billion                                           1.05%
 $2 billion-$3 billion                                          1.025%
 more than $3 billion                                            1.00%

The Index Master Portfolio pays DFA a maximum annual advisory fee of .025% of its average daily net assets.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed to cap each fund's net expenses at the levels shown in that fund's expense table.

To achieve this cap, BlackRock or BIL, as applicable, and the Company have entered into expense limitation agreements. The agreements set a limit on certain of the operating expenses of each fund through February 1, 2003 and require BlackRock or BIL, as applicable, to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

Large Cap Value Equity          .630%
Large Cap Growth Equity         .650%
Mid-Cap Value Equity            .995%
Mid-Cap Growth Equity           .995%
Small Cap Value Equity          .705%
Small Cap Growth Equity         .690%
Global Science and Technology  1.025%
Global Communications           .925%
European Equity                1.275%
Asia Pacific Equity            1.275%
International Equity            .900%
International Emerging Markets 1.565%
International Small Cap Equity 1.155%
Select Equity                   .645%
Index Equity                    .150%
Balanced                        .690%
Micro-Cap Equity               1.305%

If within two years following a waiver or reimbursement the operating expenses of a fund that previously receive a waiver or reimbursement from BlackRock or BIL, as applicable, are less than the expense limit for that fund, the fund is required to repay BlackRock or BIL, as applicable, up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock or BIL, as applicable, continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock or BIL, as applicable, at the previous quarterly meeting of the Board.

Dividends and Distributions
    BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

The Index Equity Portfolio seeks to achieve its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its distributive share of the income, gains (including capital gains), losses, deductions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain (or minus loss), if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.

--------------------------------------------------------------------------------
Taxation of
Distributions

   Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distribution of net investment income will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by it. In such case, each shareholders would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Distributions paid by a fund with respect to certain qualifying dividends received by the Fund from domestic corporations may be eligible for the corporate dividends received deduction.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

--------------------------------------------------------------------------------

Important Notice Regarding Delivery of Shareholder Documents
    The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

--------------------------------------------------------------------------------

Electronic Access to Shareholder Documents
    Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund's investments. The annual report describes the Funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected each of the Fund's performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2002 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries.
www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries.
Mail to: funds@blackrock.com

Written Correspondence
BlackRock Funds, 100 Bellevue Parkway,
Wilmington, DE 19809
MS WR-R100-04-07

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities And Exchange Commission (SEC)
You may also view and copy public information about BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

                                    [GRAPHIC]



[LOGO] BLACKROCK FUNDS

                                    [GRAPHIC]



                               Equity Portfolios


                             INSTITUTIONAL SHARES

BlackRock Funds/SM/ is a mutual fund family with 43 investment portfolios, 17 of which are described in this prospectus.





PROSPECTUS
January 28, 2002
                             [LOGO] BLACKROCK FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



NOT FDIC- May lose value
INSURED   No bank guarantee

Table of
Contents


                    How to find the information you need   1

                    THE BLACKROCK EQUITY PORTFOLIOS

                    Large Cap Value.....................   2

                    Large Cap Growth....................   7

                    Mid-Cap Value.......................  12

                    Mid-Cap Growth......................  17

                    Small Cap Value.....................  22

                    Small Cap Growth....................  27

                    Global Science & Technology.........  33

                    Global Communications...............  41

                    European Equity.....................  47

                    Asia Pacific Equity.................  55

                    International Equity................  63

                    International Emerging Markets......  70

                    International Small Cap.............  76

                    Select Equity.......................  84

                    Index Equity........................  90

                    Balanced............................  95

                    Micro-Cap Equity.................... 102

                    About Your Investment
                    How to Buy/Sell Shares.............. 108

                    Dividends/Distributions/Taxes....... 116

How to Find the
Information You Need
About BlackRock Funds



This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 17 of the BlackRock Equity funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

                                    [GRAPHIC]



Black Rock
Large Cap Value Equity
Portfolio



                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is large cap value, referring to the type of securities the manager will choose for this fund.

 Large Capitalization Companies: The fund defines these companies as those with market capitalizations equal to those within the universe of the Russell 1000 Value Index stocks. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however, their size may also make them less flexible and innovative than smaller companies.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. large capitalization value companies (defined as those with market capitalizations equal to those within the universe of Russell 1000 Value Index stocks). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team is seeking large capitalization stocks which they believe are worth more than is indicated by current market price. The management team initially screens for "value" stocks from the universe of companies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The management team uses fundamental analysis to examine each company before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the management team believes it is fully valued or when, in the management team's opinion, fundamental conditions change such that the risk of continuing to hold the stock is unacceptable when compared to return potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap growth stocks may outperform this fund.

While the management team chooses stocks they believe to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

  93        94       95       96       97       98       99       00        01
------    -----    ------   ------   ------   ------   -----    -----    -------
18.00%    1.10%    34.86%   24.20%   28.65%   10.48%   3.64%    9.97%    (9.77)%

Best Quarter
Q4 '98: 16.07%

Worst Quarter
Q3 '98: (14.15)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                     Since     Inception
                      1 Year   3 Years   5 Years   Inception      Date
Large Cap Value      (9.77)%    0.94%      7.89%     12.20%     04/20/92
Russell 1000 Value   (5.59)%    2.75%     11.14%     14.23%       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                  Advisory fees                           .52%
                  Other expenses                          .28%
                  Total annual fund operating expenses    .80%
                  Fee waivers and expense reimbursements* .01%
                  Net expenses*                           .79%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .79% of average daily net assets until February 1, 2003. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                   1 Year 3 Years 5 Years 10 Years
              Institutional Shares  $81    $254    $443     $989

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Chris R. Kaufman, leader of the BlackRock large cap value team and Managing Director at BlackRock since July 2000; Gemma Ivol, Vice President and investment manager at BlackRock since 1995; Paul Sloate, director and investment manager at BlackRock since September 2001; and John M. Chambers, Vice President and investment manager at BlackRock since August 2000. Prior to joining BlackRock, Mr. Kaufman was a Senior Vice President and Portfolio Manager at Retirement System Investors Inc. ("RSI") since 1995 and Director of Research at RSI since 1997, and Ms. Ivol served as an equity analyst with Provident Capital Management from 1988 to 1995. Prior to joining BlackRock, Mr. Sloate was an assistant portfolio manager at Schneider Capital Management Company from 1997 to 2001 and was a senior investment analyst and Vice President with Wellington Management Company, LLP in 1995 and 1996. Mr. Chambers formerly was an equity analyst covering technology stocks for the large cap growth and value products at RSI, prior to which he served as an equity analyst in the private client area at Schroder & Co. from 1996 to 2000. Mr. Kaufman has been lead manager of the portfolio since July 2000, Mr. Chambers has been a portfolio co-manager since September 2000, Ms. Ivol since June 2000 and Mr. Sloate since January 2002.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                   Large Cap Value Equity Portfolio

                                                         ------------------------------------------------------------
                                                         ------------------------------------------------------------
                                                           Year         Year        Year        Year        Year
                                                           Ended        Ended       Ended       Ended       Ended
                                                          9/30/01      9/30/00     9/30/99     9/30/98     9/30/97
Net asset value at beginning of period                   $    15.13   $    15.75  $    14.69  $    17.53   $  15.35
                                                         ----------   ----------  ----------  ----------   --------
Income from investment operations
  Net investment income                                        0.14         0.16        0.22        0.22       0.31
  Net gain (loss) on investments (both realized and
   unrealized)                                                (1.28)        0.79        2.01       (0.58)      4.69
                                                         ----------   ----------  ----------  ----------   --------
   Total from investment operations                           (1.14)        0.95        2.23       (0.36)      5.00
                                                         ----------   ----------  ----------  ----------   --------
Less distributions
  Distributions from net investment income                    (0.14)       (0.16)      (0.22)      (0.23)     (0.30)
  Distributions from net realized capital gains               (1.25)       (1.41)      (0.95)      (2.25)     (2.52)
                                                         ----------   ----------  ----------  ----------   --------
   Total distributions                                        (1.39)       (1.57)      (1.17)      (2.48)     (2.82)
                                                         ----------   ----------  ----------  ----------   --------
Net asset value at end of period                         $    12.60   $    15.13  $    15.75  $    14.69   $  17.53
                                                         ==========   ==========  ==========  ==========   ========
Total return                                                  (8.22)%       6.24%      15.38%      (2.27)%    37.66%
Ratios/Supplemental data
  Net assets at end of period (in thousands)             $1,345,903   $1,821,839  $1,909,445  $1,841,171   $743,405
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                   0.79%        0.78%       0.78%       0.83%      0.78%
   Before advisory/administration fee waivers                  0.80%        0.78%       0.78%       0.84%      0.85%
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                   1.00%        1.11%       1.37%       1.45%      1.94%
   Before advisory/administration fee waivers                  0.99%        1.11%       1.37%       1.44%      1.87%
Portfolio turnover rate                                         114%         121%         42%         33%        37%
                                                         -----------------------------------------------------------

                                    [GRAPHIC]



BlackRock
Large Cap Growth Equity
Portfolio


                             IMPORTANT DEFINITIONS



 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company such (as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is large cap growth, referring to the type of securities the manager will choose for this fund.

 Large Capitalization Companies: The fund defines these companies as those with market capitalizations equal to those within the universe of the Russell 1000 Growth Index stocks. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however their size may also make them less flexible and innovative than smaller companies.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. large capitalization growth companies (defined as those with market capitalizations equal to those within the universe of Russell 1000 Growth Index stocks) which the fund management team believes have above-average earnings growth potential. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.



The management team initially screens for "growth" stocks from the universe of companies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.



The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, or if the company fails to meet performance expectations.


It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.


The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap value stocks may outperform this fund.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.


                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

   92      93       94       95      96      97      98      99       00        01
-------  ------  --------  ------  ------  ------  ------  ------  --------  --------
(1.00)%  13.69%  (10.07)%  34.44%  20.35%  28.42%  41.31%  36.50%  (25.37)%  (34.62)%

Best Quarter
Q4 '99: 27.25%

Worst Quarter
Q1 '01: (27.42)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                           Inception
                      1 Year   3 Years  5 Years  10 Years     Date
Large Cap Growth     (34.62)% (12.67)%   3.86%     7.07%    11/01/89
Russell 1000 Growth  (20.42)%  (6.32)%   8.27%    10.80%      N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

 Advisory fees                           .54%
 Other expenses                          .29%
 Total annual fund operating expenses    .83%
 Fee waivers and expense reimbursements* .01%
 Net expenses*                           .82%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .82% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $84    $264    $460    $1,024

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: Matthew Considine, Vice President and investment manager at BlackRock since 1998, and Steven P. Ralston, Vice President and investment manager at BlackRock since 1998. Mr. Considine served as a portfolio manager and equity analyst at Phoenix Duff & Phelps from 1995 to 1998. Prior to joining BlackRock in 1998, Mr. Ralston was an equity analyst with General Accident and previously Director of Research at First National Bank of Maryland. Mr. Considine has been a portfolio co-manager since June 2000 and Mr. Ralston since January 2001.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
(For an Institutional Share Outstanding Throughout Each Period)

                                     Large Cap Growth Equity Portfolio

                                                 ---------------------------------------------------------
                                                 ---------------------------------------------------------
                                                  Year        Year         Year        Year      Year
                                                  Ended       Ended        Ended       Ended     Ended
                                                 9/30/01     9/30/00      9/30/99     9/30/98   9/30/97
Net asset value at beginning of period           $  23.72   $    22.57   $    18.14   $  18.92  $  14.96
                                                 --------   ----------   ----------   --------  --------
Income from investment operations
  Net investment income (loss)                      (0.02)       (0.06)         - -       0.03      0.09
  Net gain (loss) on investments (both realized
   and unrealized)                                 (11.82)        4.83         6.06       1.85      4.72
                                                 --------   ----------   ----------   --------  --------
   Total from investment operations                (11.84)        4.77         6.06       1.88      4.81
                                                 --------   ----------   ----------   --------  --------
Less distributions
  Distributions from net investment income            - -          - -          - -      (0.02)    (0.11)
  Distributions from net realized capital gains     (2.78)       (3.62)       (1.63)     (2.64)    (0.74)
                                                 --------   ----------   ----------   --------  --------
   Total distributions                              (2.78)       (3.62)       (1.63)     (2.66)    (0.85)
                                                 --------   ----------   ----------   --------  --------
Net asset value at end of period                 $   9.10   $    23.72   $    22.57   $  18.14  $  18.92
                                                 ========   ==========   ==========   ========  ========
Total return                                       (55.58)%      22.90%       35.46%     11.76%    33.69%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $557,928   $1,263,796   $1,115,368   $922,896  $482,851
  Ratios of expenses to average net assets
   After advisory/administration fee waivers         0.82%        0.80%        0.81%      0.86%     0.79%
   Before advisory/administration fee waivers        0.83%        0.80%        0.81%      0.86%     0.86%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        (0.11)%      (0.24)%      (0.01)%     0.18%     0.54%
   Before advisory/administration fee waivers       (0.12)%      (0.24)%      (0.01)%     0.18%     0.47%
Portfolio turnover rate                               164%         121%          60%        54%       81%
                                                 --------------------------------------------------------

                                    [GRAPHIC]



BlackRock
Mid-Cap Value Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap value, referring to the type of securities the managers will choose for this fund.

 Mid-Capitalization Companies: The fund defines these companies as those with market capitalization between $1.5 billion and $15 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value,"although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies (market capitalization between $1.5 billion and $15 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The fund manager initially screens for "value" stocks from the universe of companies with market capitalization between $1.5 billion and $15 billion. The fund manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the fund manager believes it is fully valued or when, in the fund manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest in the securities it lends and income when it invests the collateral for the loaned securities.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

  97      98      99      00      01
------  -------  -----  ------  -------
28.57%  (1.45)%  1.12%  14.10%  (3.74)%

Best Quarter
Q4 '98: 13.69%

Worst Quarter
Q3 '98: (17.30)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                    Since    Inception
                       1 Year   3 Years  5 Years  Inception     Date
Mid Cap Value          (3.74)%   3.56%     7.07%     7.05%    12/27/96
Russell Mid Cap Value   2.33%    6.80%    11.46%    11.28%      N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                            .80%
 Other expenses                           .33%
 Total annual fund operating expenses    1.13%
 Fee waivers and expense reimbursements*   --
 Net expenses*                           1.13%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $115   $359    $622    $1,375

Fund Management
The manager of the fund is Wayne J. Archambo, Managing Director of BlackRock Advisors, Inc. (BlackRock) since 2002. Before joining BlackRock, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. He has been the fund's manager since January 2002.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                     Mid-Cap Value Equity Portfolio


                                                 -------------------------------------------------------
                                                                                            For the
                                                                                             Period
                                                  Year       Year      Year      Year      12/27/96/1/
                                                  Ended      Ended     Ended     Ended      through
                                                 9/30/01    9/30/00   9/30/99   9/30/98     9/30/97
Net asset value at beginning of period           $  12.66   $  11.35  $  10.63  $  12.80    $  10.00
                                                 --------   --------  --------  --------    --------
Income from investment operations
  Net investment income                              0.08       0.08      0.11      0.10        0.10
  Net gain (loss) on investments (both realized
   and unrealized)                                  (1.12)      1.56      0.72     (1.81)       2.80
                                                 --------   --------  --------  --------    --------
   Total from investment operations                 (1.04)      1.64      0.83     (1.71)       2.90
                                                 --------   --------  --------  --------    --------
Less distributions
  Distributions from net
   investment income                                (0.07)     (0.08)    (0.11)    (0.10)      (0.10)
  Distributions from net realized capital gains     (0.21)     (0.25)      - -     (0.36)        - -
                                                 --------   --------  --------  --------    --------
   Total distributions                              (0.28)     (0.33)    (0.11)    (0.46)      (0.10)
                                                 --------   --------  --------  --------    --------
Net asset value at end of period                 $  11.34   $  12.66  $  11.35  $  10.63    $  12.80
                                                 ========   ========  ========  ========    ========
Total return                                        (8.29)%    14.35%     7.68%   (13.68)%     29.11%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $208,432   $216,660  $233,891  $205,634    $106,886
  Ratios of expenses to average net assets
   After advisory/ administration fee waivers        1.13%      1.13%     1.12%     1.14%       1.15%/2/
   Before advisory/ administration fee waivers       1.13%      1.13%     1.12%     1.20%       1.19%/2/
  Ratios of net investment income to average
   net assets
   After advisory/ administration fee waivers        0.67%      0.66%     0.88%     0.89%       1.33%/2/
   Before advisory/ administration fee waivers       0.67%      0.66%     0.88%     0.83%       1.29%/2/
Portfolio turnover rate                               243%       205%       88%       71%         36%
                                                 -------------------------------------------------------


/1/Commencement of operations of share class.
/2/Annualized.

                                    [GRAPHIC]



BlackRock
Mid-Cap Growth Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap growth, referring to the type of securities the managers will choose for this fund.

 Mid-Capitalization Companies: The fund defines these companies as those with market capitalization between $1.5 billion and $15 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies (market capitalization between $1.5 billion and $15 billion) which the fund management team believes have above-average earnings growth potential. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The management team initially screens for "growth" stocks from the universe of companies with market capitalization above $1.5 billion, emphasizing those companies with market capitalization between $1.5 billion and $15 billion. The management team screens for companies that they believe have earnings growth potential of 20% or higher. The management team also uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the funds will have access to profitable IPOs. Furthermore, stocks of some newly public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security of a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

 As of 12/31
 ANNUAL TOTAL RETURNS*

   97      98      99        00        01
 ------  ------  -------  --------  --------
 14.75%  22.32%  121.04%  (11.18)%  (31.81)%

 Best Quarter
 Q4 '99: 61.50%

 Worst Quarter
 Q1 '01: (26.41)%

 As of 12/31/01
 AVERAGE ANNUAL TOTAL RETURNS*
                                                       Since    Inception
                          1 Year   3 Years  5 Years  Inception     Date
 Mid Cap Growth          (31.81)%   10.21%   13.44%    13.50%    12/27/96
 Russell Mid Cap Growth  (20.15)%    2.16%    9.02%     9.02%      N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.



Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

 Advisory fees                            .80%
 Other expenses                           .33%
 Total annual fund operating expenses    1.13%
 Fee waivers and expense reimbursements*   --
 Net expenses*                           1.13%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of invest-ing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $115   $359    $622    $1,375

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Michael Carey, Vice President of BlackRock since 2000 and an equity analyst with BlackRock since 1996, and Jean Rosenbaum, Vice President of BlackRock since 2000 and an equity analyst with BlackRock Financial Management, Inc. since 1997. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Michael Carey served as a fixed income analyst for PNC Bank from 1993 to 1996, and Jean Rosenbaum served as an equity analyst for PNC Bank from 1994 to 1997. William Wykle has been a portfolio co-manager since the fund's inception, Michael Carey since January 2002 and Jean Rosenbaum since June 2001.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                     Mid-Cap Growth Equity Portfolio


                                                 ----------------------------------------------------------
                                                                                              For the
                                                                                               Period
                                                  Year       Year       Year       Year      12/27/96/1/
                                                  Ended      Ended      Ended      Ended      through
                                                 9/30/01    9/30/00    9/30/99    9/30/98     9/30/97
Net asset value at beginning of period           $  26.58   $  19.12   $  11.12   $  12.20    $  10.00
                                                 --------   --------   --------   --------    --------
Income from investment operations
  Net investment income (loss)                       0.01      (0.08)     (0.07)     (0.02)      (0.01)
  Net gain (loss) on investments (both realized
   and unrealized)                                 (11.62)     14.16       8.07      (0.96)       2.21
                                                 --------   --------   --------   --------    --------
    Total from investment operations               (11.61)     14.08       8.00      (0.98)       2.20
                                                 --------   --------   --------   --------    --------
Less distributions
  Distributions from capital                          - -        - -        - -      (0.01)        - -
  Distributions from net realized capital gains     (7.48)     (6.62)       - -      (0.09)        - -
                                                 --------   --------   --------   --------    --------
    Total distributions                             (7.48)     (6.62)       - -      (0.10)        - -
                                                 --------   --------   --------   --------    --------
Net asset value at end of period                 $   7.49   $  26.58   $  19.12   $  11.12    $  12.20
                                                 ========   ========   ========   ========    ========
Total return                                       (56.71)%    91.06%     71.94%     (8.05)%     22.00%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $301,779   $666,420   $361,901   $220,903    $107,709
  Ratios of expenses to average net assets
   After advisory/ administration fee waivers        1.13%      1.10%      1.11%      1.14%       1.13%/2/
   Before advisory/ administration fee waivers       1.13%      1.10%      1.12%      1.20%       1.17%/2/
  Ratios of net investment income to average
   net assets
   After advisory/ administration fee waivers        0.06%     (0.37)%    (0.48)%    (0.37)%     (0.16)%/2/
   Before advisory/ administration fee waivers       0.06%     (0.37)%    (0.49)%    (0.43)%     (0.20)%/2/
Portfolio turnover rate                               584%       425%       318%       204%         64%
                                                 ----------------------------------------------------------


/1/Commencement of operations of share class.
/2/Annualized.

                                    [GRAPHIC]



BlackRock
Small Cap Value Equity
Portfolio



                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap value, referring to the type of securities the managers will choose for this fund.

 Small Capitalization Companies: The fund defines these companies as those with market capitalization under $2.5 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.
Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalization under $2.5 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capitalization under $2.5 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loan securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals in taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

  93      94       95      96      97      98       99       00     01
------  -------  ------  ------  ------  -------  -------  ------  -----
18.66%  (0.48)%  23.15%  19.86%  35.74%  (6.22)%  (4.85)%  20.36%  5.83%

Best Quarter
Q2 '97: 18.59%

Worst Quarter
Q3 '98: (19.53)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                Since    Inception
                    1 Year  3 Years  5 Years  Inception     Date
Small Cap Value      5.83%   6.62%    9.06%     12.49%    04/13/92
Russell 2000 Value  14.03%  11.33%   11.21%     14.22%      N/A





 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                          .55%
 Other expenses                         .32%
 Total annual fund operating expenses   .87%
 Fee waivers and expense reimbursements  --
 Net expenses*                          .87%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .88% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $89    $278    $482    $1,073

Fund Management
The manager of the fund is Wayne J. Archambo, Managing Director of BlackRock Advisors, Inc. (BlackRock) since 2002. Before joining BlackRock, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. He has been the fund's manager since January 2002.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                      Small Cap Value Equity Portfolio


                                                     Year      Year      Year      Year       Year
                                                     Ended     Ended     Ended     Ended      Ended
                                                    9/30/01   9/30/00   9/30/99   9/30/98    9/30/97
Net asset value at beginning of period              $  17.12  $  14.73  $  14.89  $  20.20   $  15.98
                                                    --------  --------  --------  --------   --------
Income from investment operations
  Net investment income                                 0.16      0.08      0.12      0.13       0.17
  Net gain (loss) on investments (both realized
   and unrealized)                                     (0.11)     2.44      0.67     (3.19)      6.39
                                                    --------  --------  --------  --------   --------
    Total from investment operations                    0.05      2.52      0.79     (3.06)      6.56
                                                    --------  --------  --------  --------   --------
Less distributions
  Distributions from net investment income             (0.15)    (0.13)    (0.13)    (0.13)     (0.17)
  Distributions in excess of net investment income       - -       - -     (0.15)      - -        - -
  Distributions from net realized capital gains        (0.84)      - -     (0.67)    (2.12)     (2.17)
                                                    --------  --------  --------  --------   --------
    Total distributions                                (0.99)    (0.13)    (0.95)    (2.25)     (2.34)
                                                    --------  --------  --------  --------   --------
Net asset value at end of period                    $  16.18  $  17.12  $  14.73  $  14.89   $  20.20
                                                    ========  ========  ========  ========   ========
Total return                                            0.47%    17.15%     5.22%   (17.03)%    47.36%
Ratios/Supplemental data
  Net assets at end of period (in thousands)        $367,167  $470,830  $519,388  $527,374   $309,899
  Ratios of expenses to average net assets
   After advisory/administration fee waivers            0.87%     0.86%     0.86%     0.87%      0.87%
   Before advisory/administration fee waivers           0.87%     0.86%     0.86%     0.88%      0.88%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers            0.87%     0.79%     0.88%     0.79%      1.09%
   Before advisory/administration fee waivers           0.87%     0.79%     0.88%     0.78%      1.08%
Portfolio turnover rate                                  184%      168%       48%       45%        66%
                                                    --------------------------------------------------

                                    [GRAPHIC]



BlackRock
Small Cap Growth Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap growth, referring to the type of securities the managers will choose for this fund.

 Small Capitalization Companies: The fund defines these companies as those with market capitalization under $2.5 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies (market capitalization under $2.5 billion) which the fund management team believes have above-average earnings growth potential. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The management team initially screens for "growth" stocks from the universe of companies with market capitalization under $2.5 billion. The management team screens for companies that they believe have earnings growth potential of 20% or higher. The management team also uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counter-party risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

  94       95       96       97       98       99        00         01
-----    ------   ------   -----    -----    ------   --------   --------
5.89%    47.52%   31.57%   9.20%    7.36%    72.46%   (13.31)%   (34.34)%

Best Quarter
Q4 '99: 49.36%

Worst Quarter
Q3 '01: (28.15)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                      Since      Inception
                      1 Year   3 Years    5 Years   Inception       Date
Small Cap Growth     (34.34)%   (0.61)%    2.85%      11.43%      09/14/93
Russell 2000 Growth   (9.23)%    0.25%     2.87%       6.91%        N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                          .53%
 Other expenses                         .29%
 Total annual fund operating expenses   .82%
 Fee waivers and expense reimbursements  --
 Net expenses*                          .82%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $84    $262    $455    $1,014

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Michael Carey, Vice President of BlackRock since 2000 and an equity analyst with BlackRock since 1996, and Jean Rosenbaum, Vice President of BlackRock since 2000 and an equity analyst with BlackRock Financial Management, Inc. since 1997. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Michael Carey served as a fixed income analyst for PNC Bank from 1993 to 1996, and Jean Rosenbaum served as an equity analyst for PNC Bank from 1994 to 1997. William Wykle has been a portfolio co-manager since the fund's inception, and Michael Carey and Jean Rosenbaum have been portfolio co-managers since June 2001.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                   Small Cap Growth Equity Portfolio

                                                  Year        Year        Year         Year        Year
                                                  Ended       Ended       Ended        Ended       Ended
                                                 9/30/01     9/30/00     9/30/99      9/30/98     9/30/97
Net asset value at beginning of period           $  35.76   $    25.38  $    17.50   $    23.62   $  21.94
                                                 --------   ----------  ----------   ----------   --------
Income from investment operations
  Net investment income (loss)                       0.09         0.07       (0.06)         - -       0.02
  Net gain (loss) on investments (both realized
   and unrealized)                                 (15.38)       14.45        7.94        (4.98)      3.18
                                                 --------   ----------  ----------   ----------   --------
    Total from investment operations               (15.29)       14.52        7.88        (4.98)      3.20
                                                 --------   ----------  ----------   ----------   --------
Less distributions
  Distributions from net investment income          (0.12)         - -         - -          - -      (0.03)
  Distributions from capital                        (0.10)         - -         - -        (0.02)       - -
  Distributions from net realized capital gains     (8.51)       (4.14)        - -        (1.12)     (1.49)
                                                 --------   ----------  ----------   ----------   --------
    Total distributions                             (8.73)       (4.14)        - -        (1.14)     (1.52)
                                                 --------   ----------  ----------   ----------   --------
Net asset value at end of period                 $  11.74   $    35.76  $    25.38   $    17.50   $  23.62
                                                 ========   ==========  ==========   ==========   ========
Total return                                       (53.73)%      63.03%      44.95%      (21.93)%    15.89%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $843,359   $2,196,700  $1,426,124   $1,022,404   $495,904
  Ratios of expenses to average net assets
   After advisory/administration fee waivers         0.82%        0.78%       0.82%        0.87%      0.87%
   Before advisory/administration fee waivers        0.82%        0.78%       0.82%        0.87%      0.87%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers         0.52%        0.20%      (0.25)%      (0.13)%     0.01%
   Before advisory/administration fee waivers        0.52%        0.20%      (0.25)%      (0.13)%     0.01%
Portfolio turnover rate                               363%         218%        176%         159%        82%
                                                 ----------------------------------------------------------

                                    [GRAPHIC]



BlackRock
Global Science & Technology
Portfolio


                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global science and technology growth, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.



Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and foreign companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by these companies.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team will invest in U.S. and foreign companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The management team screens for "growth" stocks from the universe of companies with market capitalizations greater than $25 million. The management team then screens for companies in the science and technology sectors that they believe have earnings growth potential of 20% or higher. Of these companies, generally only the top 35% with respect to earnings growth potential will be considered appropriate investments. Once these candidates have been identified, the management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:

 . networkstorage components
 . digitalmedia infrastructure
 . peripheralsand intelligent systems
 . broadbandinfrastructure
 . opticalnetworks

 . wirelessbroadband
 . e-businesssoftware
 . e-commerceservices
 . e-tailers
 . e-networkingsoftware
 . businessto business e-commerce enterprise software
 . biotechnology
 . genomics
 . combinatorialchemistry
 . ultrahigh-throughput screening
 . rationaldrug design
 . signaltransduction
 . genetherapy

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund tempo-rarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securi-ties would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operation, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer, agency, custody, professional fees and registration fees.


Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500(R) Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

   01
--------
(38.36)%

Best Quarter
Q4 '01: 32.65



Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

(less than)/TC
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                  Advisory fees                            .90%
                  Other expenses                           .53%
                  Total annual fund operating expenses    1.43%
                  Fee waivers and expense reimbursements*  .23%
                  Net expenses*                           1.20%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.20% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $122   $430    $760    $1,693

Fund Management
The fund is managed by a team of investment professionals at BlackRock
Advisors, Inc. (BlackRock). The team includes the following individuals who have day-to-day responsibility: Thomas Callan, Michael Carey and Jean Rosenbaum.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996 and served as a fixed income analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Jean Rosenbaum has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1997, and served as an equity analyst for PNC Bank from 1994 to 1997. She has co-managed the fund since its inception.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                       Global Science & Technology Portfolio

                                                         -------------------------
                                                                   For the Period
                                                          Year       5/15/00/1/
                                                          Ended       through
                                                         9/30/01      9/30/00
Net asset value at beginning of period                   $ 12.49      $ 10.00
                                                         -------      -------
Income from investment operations
  Net investment income (loss)                              0.01        (0.01)
  Net gain (loss) on investments (both realized and
   unrealized)                                             (8.09)        2.50
                                                         -------      -------
    Total from investment
     operations                                            (8.08)        2.49
                                                         -------      -------
Less distributions
  Distributions from net
   investment income                                         - -          - -
  Distributions from net realized capital gains              - -          - -
                                                         -------      -------
    Total distributions                                      - -          - -
                                                         -------      -------
Net asset value at end of period                         $  4.41      $ 12.49
                                                         =======      =======
Total return                                              (64.69)%      24.90%
Ratios/Supplemental data
  Net assets at end of period (in thousands)             $ 7,189      $21,383
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                1.20%        1.20%/2/
   Before advisory/administration fee waivers               1.45%        2.19%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                0.14%       (0.21)%/2/
   Before advisory/administration fee waivers              (0.11)%      (1.20)%/2/
Portfolio turnover rate                                      748%         175%
                                                         -------------------------

/1/Commencement of operations of share class.
/2/Annualized.

                                    [GRAPHIC]



BlackRock
Global Communications
Portfolio



Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. and foreign companies selected for their rapid and sustainable growth potential from the development, manufacture or sale of emerging or established communication technology services and equipment. The fund can also purchase securities issued by companies outside of the communication technology sector if such companies may benefit from the use of communication technology.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased and sold by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team will invest in U.S. and foreign companies (including companies located in emerging market countries) with market capitalizations greater than $25 million that they believe offer the best opportunities for growth and high investment returns. The management team screens for stocks whose medium to long term growth prospects he believes are superior to broad market averages. Once these candidates have been identified, the management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund's portfolio holdings include:
  . local and wide area network services or equipment companies
  . land-based, satellite and wireless carriers
  . communications equipment manufacturers
  . internet-related services or equipment, including internet service providers, web hosting and web content providers and internet portals
  . fiber optic transmission
  . communications software development


                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is global science and technology growth, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

  . cable and other pay television services or equipment
  . video conferencing
  . data processing and delivery
  . paging
  . semiconductors
  . microwave
  . telephone utilities and large long distance carriers
  . wireless voice and data equipment and services
  . broadband infrastructure
  . digital cable services and equipment
  . optical components and integrated circuits

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operation, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund's focus on stocks in the communication technology sector makes it more susceptible to factors affecting that sector and more volatile than funds that invest in many different sectors. Therefore, a downturn in the communication technology sector could hurt the fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in communication technology companies exposes the fund to special risks. For example, rapid advances in communication technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of communication technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, communication technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPO Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                            .80%
 Other expenses/1/                        .53%
 Total annual fund operating expenses    1.33%
 Fee waivers and expense reimbursements*  .23%
 Net expenses*                           1.10%

 *BlackRock and BIL have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.10% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock and BIL in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.
/1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We



                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years
 Institutional Shares  $112   $399

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock) and BlackRock International, Ltd. (BIL). The team includes the following individuals who have day-to-day responsibility: Thomas Callan, Michael Carey, Kenneth Anderson and David Stanistreet.

Thomas Callan has been a Managing Director with BlackRock since 1996 and served as an equity analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996 and served as a fixed income analyst for PNC Bank from 1993 to 1996. He has co-managed the fund since its inception.

Kenneth Anderson, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team. He has co-managed the fund since its inception.

David Stanistreet, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Stanistreet had been an investment director of the Scottish Widows Investment Management European equity team since 1997. From 1995 to 1997, Mr. Stanistreet was head of European equities at Royal Insurance Asset Management (which merged in 1996 to become Royal & Sun Alliance). He has co-managed the fund since its inception.

                                    [GRAPHIC]



BlackRock
European Equity
Portfolio


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by European companies. For purposes of these investment strategies, the fund will consider a company a "European company" if it meets one or more of the following tests:
  . its country of organization, primary business office and principal trading market for its stock are located in Europe;
  . 50% or more of its assets are located in Europe; or . 50% or more of its revenues are derived from Europe.

The fund also invests in multinational companies and companies that benefit from European economic activity. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team generally invests in stocks of European companies with market capitalizations of at least $1 billion. The management team will use the MSCI Europe Index as a benchmark and seeks to invest in stocks and market sectors represented in that index. The management team may also invest in stocks outside the index which meet the management team's investment criteria. The fund invests mainly in stocks listed on European stock exchanges.

The management team in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investments ordinarily in at least three European countries.

The management team seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The management team will invest primarily in "growth" stocks; however, they may take advantage of opportunities in "value" stocks at appropriate points in the market or economic cycle. The management team will also consider factors such as prospects for relative economic growth among certain European countries, expected levels of inflation,
                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is European equity, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Morgan Stanley Capital International (MSCI) Europe Index: An unmanaged index comprised of a sample of companies representative of the market structure of the following European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

government policies influencing business conditions and outlook for currency relationships.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves a target price, the underlying market is overvalued or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

Furthermore, because the fund invests in issuers located in a specific geographic region, market changes or other factors affecting that region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the fund compared to mutual funds that invest in many geographic regions.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

                             IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.



Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI Europe Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

   01
--------
(20.60)%

Best Quarter
Q4 '01: 6.72%

Worst Quarter
Q1 '01: (13.73)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                               Since    Inception
                  1 Year     Inception     Date
European Equity  (20.60)%    (15.64)%    6/23/00
MSCI Europe      (19.90)%    (16.38)%      N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                    Redemption/Exchange Fee*             2%
                    (as a percentage of amount redeemed)

 *Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                            .90%
 Other expenses                          1.49%
 Total annual fund operating expenses    2.39%
 Fee waivers and expense reimbursements*  .94%
 Net expenses*                           1.45%

 *BIL has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.45% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BIL in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $148   $656   $1,190   $2,654

Fund Management
Albert Morillo, Kenneth Anderson, Alan Clark, Lorna Mackay, Neil Pirie and David Stanistreet have co-managed the fund since its inception.

Albert Morillo, Managing Director and Head of European Equity at BlackRock International, Ltd. (BIL), is a member of BIL's Management Committee. His primary responsibility is European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Morillo was an investment director of Scottish Widows Investment Management, head of its European equity team, and a member of the Investment Policy Group. He is a member of the International Board of the Paris Stock Exchange.

Kenneth Anderson, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team.

Alan Clark, Director and investment manager at BIL, is a member of the international equities team. He has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Mr. Clark was an investment manager on the U.K. desk with Dunedin Fund Managers Ltd. where he managed the Dunedin Income Growth Investment Trust and the U.K. portfolio within the Dunedin Worldwide Investment Trust. He is a member of the Institute of Investment Management and Research.

Lorna Mackay, Director and investment manager at BIL, is a member of the international equity team. She has primary responsibility for European equity research and portfolio management. Prior to joining BIL in 1996, Ms. Mackay was an investment manager on the Continental European desk at Dunedin Fund Managers Ltd., where she had both research and portfolio management responsibilities. She is a member of the Institute of Investment Management and Research.

Neil Pirie, Director and investment manager at BIL, is a member of the international equity team. He has primary responsibility for

European equity research and portfolio management. Prior to joining BIL in 1996, Mr. Pirie was an investment manager on the U.K. desk at Dunedin Fund Managers Ltd. and was a Director of Dunedin Ventures Ltd. He was also the portfolio manager of the Dunedin Smaller Companies Trust. He is a member of the Institute of Chartered Accountants in Scotland.

David Stanistreet, Director and international equity investment manager at BIL, is primarily responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Stanistreet had been an investment director of the Scottish Widows Investment Management European equity team since 1997. From 1995 to 1997, Mr. Stanistreet was head of European equities at Royal Insurance Asset Management (which merged in 1996 to become Royal & Sun Alliance).

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
(For an Institutional Share Outstanding Throughout Each Period)

                                       European Equity Portfolio

                                                         -------------------------
                                                                   For the Period
                                                          Year       6/23/00/1/
                                                          Ended       through
                                                         9/30/01      9/30/00
Net asset value at beginning of period                   $  9.51       $10.00
                                                         -------       ------
Income from investment operations
  Net investment income                                     0.04          - -
  Net (loss) on investments (both realized and
   unrealized)                                             (2.31)       (0.49)
                                                         -------       ------
    Total from investment operations                       (2.27)       (0.49)
                                                         -------       ------
Less distributions
  Distributions from net
   investment income                                       (0.01)         - -
  Distributions from net realized capital gains            (0.02)         - -
                                                         -------       ------
    Total distributions                                    (0.03)         - -
                                                         -------       ------
Net asset value at end of period                         $  7.21       $ 9.51
                                                         =======       ======
Total return                                              (24.00)%      (4.90)%
Ratios/Supplemental data
  Net assets at end of period (in thousands)             $ 5,687       $4,848
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                1.45%        1.45%/2/
   Before advisory/administration fee waivers               2.41%        6.12%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                0.19%        0.08%/2/
   Before advisory/administration fee waivers              (0.77)%      (4.59)%/2/
Portfolio turnover rate                                      218%         177%
                                                         -------------------------

/1/ Commencement of operations of share class.
/2/ Annualized.

                                    [GRAPHIC]



BlackRock
Asia Pacific Equity
Portfolio


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by Asia Pacific region companies. For purposes of these investment strategies, the fund will consider a company an "Asia Pacific region company" if it meets one or more of the following tests:
  . its country of organization, primary business office and principal trading market for its stock are located in the Asia Pacific region;
  . 50% or more of its assets are located in the Asia Pacific region; or . 50% or more of its revenues are derived from the Asia Pacific region.

The fund invests primarily, but not exclusively, in companies that benefit from Asia Pacific region economic activity. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team generally invests in stocks of Asia Pacific region companies (including companies located in emerging market countries) with market capitalizations generally over $500 million whose earnings, the management team believes, are in a strong growth trend or whose stock the management team believes is undervalued. The management team will use the MSCI All Country Asia Pacific Index as a benchmark and seeks to invest in stocks and market sectors represented in that index. The management team may also invest in stocks outside the index which meet the managment team's investment criteria. The fund invests mainly in stocks listed on Asia Pacific region stock exchanges.

The managment team, in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investments ordinarily in at least three Asia Pacific region countries.

The management team seeks to achieve consistent and sustainable performance by managing risk and by taking advantage of market inefficiencies through a long term, disciplined and objective investment process. Economic, statistical and valuation data is

                             IMPORTANT DEFINITIONS

 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is Asia Pacific equity, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Morgan Stanley Capital
 International (MSCI) All Country
 Asia Pacific Index: An unmanaged index comprised of a sample of companies representative of the market structure of the following Asia Pacific region countries: Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand.

analyzed to screen and rank securities. Major sector and country/regional themes, prevailing economic cycles and well-defined risk parameters are also considered in the portfolio construction process.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has dropped significantly due to economic and political turmoil in the past, and may do so again in the future.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

Furthermore, because the fund invests in issuers located in a specific geographic region, market changes or other factors affecting that region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the fund compared to mutual funds that invest in many geographic regions. At times, the markets in certain Asia Pacific region countries have suffered significant downturns and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI All Country Asia Pacific Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

   01
--------
(21.63)%

Best Quarter
Q4 '01: 2.29%

Worst Quarter
Q3 '01: (16.87)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                               Since       Inception
                                1 Year       Inception        Date
Asia Pacific                    (21.63)%      (24.94)%      6/23/00
MSCI All Country Asia Pacific   (20.93)%      (27.52)%        N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.



Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

 Redemption/Exchange Fee*               2%
  (as a percentage of amount redeemed)

 *Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                            .90%
 Other expenses                          4.12%
 Total annual fund operating expenses    5.02%
 Fee waivers and expense reimbursements* 3.57%
 Net expenses*                           1.45%

 *BIL has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.45% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BIL in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $148  $1,187  $2,226   $4,822

Fund Management
The fund is managed by a team of professionals at BlackRock International, Ltd.
(BIL), including the following individuals who have day-to-day responsibility:
Nigel Barry, Managing Director and portfolio manager of BIL since 1996, William Low, Director and investment manager of BIL since 1996, Donald Gilfillan, Director and investment manager of BIL since 1996 and Alistair Veitch, Vice President and investment manager of BIL since 1998.

Mr. Barry has primary responsibility for Pacific Basin equity research and portfolio management. Prior to joining BIL in 1996, Mr. Barry was Director and head of the Pacific Basin desk at Dunedin Fund Managers Ltd. Mr. Low has primary responsibility for the developed and emerging equity markets of Asia. Prior to joining BIL in 1996, Mr. Low was with Dunedin Fund Managers Ltd., first as an investment analyst on the U.K. desk and then as a specialist in Pacific Basin equity markets. Mr. Gilfillan is respon-sible for Japanese equity research and portfolio management. Prior to joining BIL in 1996, Mr. Gilfillan was an investment manager with British Linen Fund Managers. Mr. Veitch is responsible for selected Asian equity markets, both developed and emerging. Prior to joining BIL in 1998, Mr. Veitch followed Asian equity markets for Edinburgh Fund Managers. Messrs. Barry, Low, Gilfillan and Veitch have co-managed the fund since its inception.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                         Asia Pacific Equity Portfolio

                                                         ----------------------
                                                                    For the
                                                                    Period
                                                          Year     6/23/00/1/
                                                          Ended     through
                                                         9/30/01    9/30/00
Net asset value at beginning of period                   $  9.24    $10.00
                                                         -------    ------
Income from investment operations
  Net investment income                                     0.01      0.02
  Net (loss) on investments (both realized and
   unrealized)                                             (2.88)    (0.78)
                                                         -------    ------
    Total from investment operations                       (2.87)    (0.76)
                                                         -------    ------
Less distributions
  Distributions from net
   investment income                                       (0.01)      - -
  Distributions from net realized capital gains            (0.20)      - -
                                                         -------    ------
    Total distributions                                    (0.21)      - -
                                                         -------    ------
Net asset value at end of period                         $  6.16    $ 9.24
                                                         =======    ======
Total return                                              (31.69)%   (7.60)%
Ratios/Supplemental data
  Net assets at end of period (in thousands)             $ 1,931    $2,810
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                1.45%     1.45%/2/
   Before advisory/administration fee waivers               5.03%     9.16%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                0.11%     0.62%/2/
   Before advisory/administration fee waivers              (3.46)%   (7.09)%/2/
Portfolio turnover rate                                      206%      145%
                                                         ----------------------

/1/Commencement of operations of share class.
/2/Annualized.

                                    [GRAPHIC]



BlackRock
International Equity
Portfolio


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities of issuers located in countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI
EAFE). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Emphasis is placed on adding value through stock selection. Factors which the fund management team considers will include cash flow returns on investment, forecast P/E ratios, enterprise values and balance sheet strength. The management team screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The management team will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions and outlook for currency relationships. The management team also examines each company for financial soundness before deciding to purchase its stock.

The management team, in an attempt to reduce portfolio risk, will diversify investments across countries, industry groups and companies with investment at all times in at least three foreign countries. In addition, the fund can invest more than 25% of its assets in Japanese stocks or in U.K. stocks. From time to time the fund may invest in the securities of issuers located in emerging market countries.

The fund generally will sell a stock when the management team believes it is fully valued or when, in the management team's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to the growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the
                             IMPORTANT DEFINITIONS

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is international value, referring to the type of securities the managers will choose for this fund.

 Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE): An unmanaged index comprised of a sample of companies representative of the market structure of the following European and Pacific Basin countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland and the U.K.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also use forward currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencys.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationaliza-tion or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the management team chooses stocks they believe to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in Japan or in the U.K. These investments would make the fund more dependent upon the political and economic circumstances of those countries than a mutual fund that owns stocks of companies in many countries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) have experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries. Similarly, the ability to concentrate in the U.K. may make the Fund's performance more dependent on developments affecting that country. The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI EAFE, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

  93     94     95     96     97      98      99       00        01
------  -----  -----  -----  -----  ------  ------  --------  --------
36.87%  0.25%  9.94%  8.53%  5.22%  15.44%  31.10%  (19.42)%  (22.57)%

Best Quarter
Q4  '99: 19.83%

Worst Quarter
Q3  '98: (14.76)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                    Since    Inception
                       1 Year   3 Years  5 Years  Inception     Date
International Equity  (22.57)%  (6.48)%  (0.13)%    4.95%     04/27/92
MSCI EAFE             (21.44)%  (5.05)%    0.89%    5.99%        N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

 Redemption/Exchange Fee*               2%
  (as a percentage of amount redeemed)

 *Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                            .75%
 Other expenses                           .32%
 Total annual fund operating expenses    1.07%
 Fee waivers and expense reimbursements*  .01%
 Net expenses*                           1.06%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.06% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $108   $339    $589    $1,305

Fund Management
The fund is managed by a team of professionals at BlackRock International, Ltd.
(BIL), including the following individuals who have day-to-day responsibility:
Kenneth Anderson, Director and international equity investment manager at BIL since 2000, and William Low, Director and investment manager since 1996. Prior to joining BIL in 2000, Kenneth Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team. Prior to joining BIL in 1996, Mr. Low was with Dunedin Fund Managers Ltd., first as an investment analyst on the U.K. desk and then as a specialist in Pacific Basin equity markets. Kenneth Anderson and William Low have served as portfolio co-managers since January 2001.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                    International Equity Portfolio

                                                 ---------------------------------------------------------
                                                  Year        Year        Year        Year        Year
                                                  Ended       Ended       Ended       Ended       Ended
                                                 9/30/01     9/30/00     9/30/99     9/30/98     9/30/97
Net asset value at beginning of period           $  13.92   $    15.94  $    13.23  $    14.65   $  13.43
                                                 --------   ----------  ----------  ----------   --------
Income from investment operations
  Net investment income                              0.06         0.07        0.07        0.27       0.14
  Net gain (loss) on investments (both realized
   and unrealized)                                  (3.63)        0.09        3.57       (1.29)      1.77
                                                 --------   ----------  ----------  ----------   --------
    Total from investment operations                (3.57)        0.16        3.64       (1.02)      1.91
                                                 --------   ----------  ----------  ----------   --------
Less distributions
  Distributions from net investment income             --        (0.05)      (0.13)      (0.20)     (0.28)
  Distributions from net realized capital gains     (2.14)       (2.13)      (0.80)      (0.20)     (0.41)
                                                 --------   ----------  ----------  ----------   --------
    Total distributions                             (2.14)       (2.18)      (0.93)      (0.40)     (0.69)
                                                 --------   ----------  ----------  ----------   --------
Net asset value at end of period                 $   8.21   $    13.92  $    15.94  $    13.23   $  14.65
                                                 ========   ==========  ==========  ==========   ========
Total return                                       (29.74)%       0.12%      28.59%      (7.03)%    14.88%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $410,744   $1,109,017  $1,116,766  $1,012,132   $433,135
  Ratios of expenses to average net assets
   After advisory/administration fee waivers         1.06%        1.06%       1.04%       1.06%      1.06%
   Before advisory/administration fee waivers        1.07%        1.07%       1.04%       1.11%      1.16%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers         0.46%        0.35%       0.55%       1.00%      0.94%
   Before advisory/administration fee waivers        0.45%        0.34%       0.55%       0.95%      0.84%
Portfolio turnover rate                               306%         153%         62%         57%        62%
                                                 ---------------------------------------------------------

                                    [GRAPHIC]



BlackRock
International Emerging Markets
Portfolio


                             IMPORTANT DEFINITIONS


 Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela, Vietnam and Zimbabwe.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is emerging markets, referring to the type of securities the managers will choose for this fund.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in stocks of issuers located in emerging market countries. These are countries considered to be "emerging" or "developing" by the World Bank, the International Finance Corporation or the United Nations. The fund normally invests at least 80% of its net assets in equity securities issued by companies located in emerging market countries. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

Emphasis is placed on adding value through stock selection. Factors which the fund management team considers will include cash flow returns on investment, forecast P/E ratios, enterprise values and balance sheet strength. A security's earnings trend and its price momentum will also be factors considered in security selection. The management team will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions and outlook for currency relationships. The management team also examines each company for financial soundness before deciding to purchase its stock.

The management team, in an attempt to reduce portfolio risks, will diversify investments across countries, industry groups and companies with investment ordinarily in at least three emerging markets countries.

The fund generally will sell a stock when the management team believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market condi- tions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the management team chooses stocks they believe to be undervalued there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI Emerging Market Free Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

   95         96        97         98        99         00        01
--------   --------   -------   --------  --------   --------   -------
(12.58)%     12.27%   (9.06)%   (36.63)%   68.71%    (34.98)%   (5.79)%

Best Quarter
Q4 '99: 34.10%

Worst Quarter
Q3 '98: (25.59)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                        Since      Inception
                         1 Year    3 Years   5 Years   Inception      Date
International Emerging   (5.79)%    1.10%    (9.84)%    (7.97)%     06/17/94
MSCI EMF                 (2.61)%    4.00%    (5.78)%    (3.74)%     06/17/94
 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                    Redemption/Exchange Fee*             2%
                    (as a percentage of amount redeemed)

 *Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                  Advisory fees                           1.25%
                  Other expenses                           .57%
                  Total annual fund operating expenses    1.82%
                  Fee waivers and expense reimbursements*  .08%
                  Net expenses*                           1.74%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.74% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year 3 Years 5 Years 10 Years
              Institutional Shares  $177   $565    $978    $2,132

Fund Management
The fund is managed by a team of investment professionals at BlackRock International, Ltd. (BIL), including the following individuals, who have day-to-day responsibility: Robin Watson, Vice President and investment manager at BIL since 1999, and Kevin Craig, Associate and Investment Manager at BIL since 1998. Prior to joining BIL, Robin Watson served as a Latin American specialist with AIB Govett in London from 1997 to 1999, and Mr. Craig was an emerging markets analyst at Dunedin Fund Managers Ltd. from 1995 to 1996. Mr. Watson has been fund co-manager since January 2000 and Mr. Craig since January 2001.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                        International Emerging Markets Portfolio

                                                 ------------------------------------------------
                                                  Year      Year      Year     Year      Year
                                                  Ended     Ended     Ended    Ended     Ended
                                                 9/30/01   9/30/00   9/30/99  9/30/98   9/30/97
Net asset value at beginning of period           $  6.15   $   6.09  $  4.42  $  9.69   $   8.76
                                                 -------   --------  -------  -------   --------
Income from investment operations
  Net investment income                             0.03       0.09     0.06     0.06       0.03
  Net gain (loss) on investments (both realized
   and unrealized)                                 (2.08)      0.03     1.66    (5.19)      0.95
                                                 -------   --------  -------  -------   --------
   Total from investment operations                (2.05)      0.12     1.72    (5.13)      0.98
                                                 -------   --------  -------  -------   --------
Less distributions
  Distributions from net investment income         (0.08)     (0.06)   (0.05)     - -      (0.05)
  Distributions from net realized capital gains      - -        - -      - -    (0.14)       - -
                                                 -------   --------  -------  -------   --------
   Total distributions                             (0.08)     (0.06)   (0.05)   (0.14)     (0.05)
                                                 -------   --------  -------  -------   --------
Net asset value at end of period                 $  4.02   $   6.15  $  6.09  $  4.42   $   9.69
                                                 =======   ========  =======  =======   ========
Total return                                      (33.54)%     1.82%   39.10%  (53.59)%    11.16%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $32,537   $101,017  $65,701  $63,649   $116,107
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        1.74%      1.66%    1.73%    1.76%      1.78%
   Before advisory/administration fee waivers       1.82%      1.66%    1.73%    1.86%      1.87%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        0.70%      1.47%    0.85%    0.95%      0.37%
   Before advisory/administration fee waivers       0.62%      1.47%    0.85%    0.85%      0.27%
Portfolio turnover rate                              225%       133%     117%      37%        33%
                                                 ------------------------------------------------

                                    [GRAPHIC]



BlackRock
International Small Cap
Equity Portfolio


                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela, Vietnam and Zimbabwe.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by foreign small capitalization companies (defined as those with market capitalizations equal to those within the universe of Salomon Brothers Extended Markets World Ex-U.S. Index stocks). The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team initially screens for "growth" stocks from the universe of companies described above. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund can invest more than 25% of its assets in securities whose issuers are located in Japan, the United Kingdom, France or Germany.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

                             IMPORTANT DEFINITIONS


 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is international small cap, referring to the type of securities the managers will choose for this fund.


 Small Capitalization Companies: The funds defines these companies as those with market capitalizations equal to those within the universe of Salomon Brothers Extended Markets World Ex-U.S. Index stocks. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.



The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may no correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.-

Forward foreign currency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in Japan, the United Kingdom, France or Germany. These investments would make the fund more dependent upon the political and economic circumstances of those countries than a mutual fund that owns stocks of companies in many countries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) have experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries. Similarly, the ability to concentrate in the U.K., France and Germany may make the fund's performance more dependent on developments affecting those countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Brothers Extended Markets World Ex-U.S. Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

  98       99       00       01
------  -------  -------  --------
11.13%  151.68%  (8.13)%  (17.17)%

Best Quarter
Q4 '99: 81.64%

Worst Quarter
Q3 '98: (19.87)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                              Since    Inception
                          1 Year   3 Years  Inception     Date
International Small Cap  (17.17)%   24.18%   17.89%     09/26/97
Salomon EMI Ex-U.S.      (15.69)%  (2.26)%   (1.39)%      N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

One factor impacting the fund's total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

President and investment manager at BIL since 1999, and Kevin Craig, Associate and Investment Manager at BIL since 1998. Prior to joining BIL, Robin Watson served as a Latin American specialist with AIB Govett in London from 1997 to 1999, and Mr. Craig was an emerging markets analyst at Dunedin Fund Managers Ltd. from 1995 to 1996. Mr. Watson has been fund co-manager since January 2000 and Mr. Craig since January 2001.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The "Annual Fund Operating Expenses" table is based on the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

 Redemption/Exchange Fee*               2%
  (as a percentage of amount redeemed)

 *Fee applies only to shares purchased on or after 12/5/2001 that are redeemed or exchanged within 90 days of purchase.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                           1.00%
 Other expenses                           .41%
 Total annual fund operating expenses    1.41%
 Fee waivers and expense reimbursements*  .08%
 Net expenses*                           1.33%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.33% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $135   $438    $763    $1,684

Fund Management
The fund is co-managed by Thomas Callan, Michael Carey and Daniel Sargen.

Thomas Callan has been a Managing Director with BlackRock Advisors, Inc. (BlackRock) since 1996 and served as an equity analyst for PNC Bank from 1993-1996. He has co-managed the fund since April 1999.

Michael Carey has been a Vice President with BlackRock since 2000, an equity analyst with BlackRock since 1996, and served as a fixed income analyst with PNC Bank from 1993 to 1996. He has co-managed the fund since January 2002.

Daniel Sargen has been an Associate with BlackRock since 2001. From 1999 to 2001, Mr. Sargen attended the University of Michigan Business School. Prior to that, he was a research analyst at the Institute of International Finance from 1997 to 1999 and a research associate at Economists Incorporated from 1995 to 1997. He has co-managed the fund since January 2002.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's Fund's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                        International Small Cap Equity Portfolio

                                                 ---------------------------------------------------
                                                                                         For the
                                                                                         Period
                                                  Year      Year     Year      Year     9/26/97/1/
                                                  Ended     Ended    Ended     Ended     through
                                                 9/30/01   9/30/00  9/30/99   9/30/98    9/30/97
Net asset value at beginning of period           $ 22.54   $ 12.90  $  9.56   $  9.94    $ 10.00
                                                 -------   -------  -------   -------    -------
Income from investment operations
  Net investment income                             0.30      0.13     0.03      0.07        - -
  Net gain (loss) on investments (both realized
   and unrealized)                                 (7.93)    10.91     4.44     (0.40)     (0.06)
                                                 -------   -------  -------   -------    -------
   Total from investment operations                (7.63)    11.04     4.47     (0.33)     (0.06)
                                                 -------   -------  -------   -------    -------
Less distributions
  Distributions from net investment income           - -       - -    (0.02)    (0.05)       - -
  Distributions from net realized capital gains    (0.05)    (1.40)   (1.11)      - -        - -
                                                 -------   -------  -------   -------    -------
   Total distributions                             (0.05)    (1.40)   (1.13)    (0.05)       - -
                                                 -------   -------  -------   -------    -------
Net asset value at end of period                 $ 14.86   $ 22.54  $ 12.90   $  9.56    $  9.94
                                                 =======   =======  =======   =======    =======
Total return                                      (33.93)%   91.76%   51.88%    (3.57)%    (0.30)%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $60,531   $85,206  $23,814   $16,233    $15,415
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        1.33%     1.33%    1.33%     1.32%      1.33%/2/
   Before advisory/administration fee waivers       1.40%     1.48%    2.00%     2.17%      1.55%/2/
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        1.36%     0.74%    0.19%     0.65%      1.42%/2/
   Before advisory/administration fee waivers       1.30%     0.59%   (0.48)%   (0.20)%     1.19%/2/
Portfolio turnover rate                              207%      296%     224%       76%         0%
                                                 ---------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

                                    [GRAPHIC]



BlackRock
Select Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company such (as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

 S&P 500(R) Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

 Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund management team uses the S&P 500(R) Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The management team seeks to own securities in all sectors, but can overweight or underweight securities within sectors as they identify market opportunities. The fund normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

The management team initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. The fund will invest in stocks that the management team believes offer attractive returns through capital appreciation. The fund will typically have a P/E multiple that is in line with the S&P 500(R) Index. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the management team believes it is fully valued or when, in the management team's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

While the management team chooses stocks they believe to be undervalued, or which have above average growth potential, there is no guarantee that prices will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500(R) Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

   94       95      96       97       98       99        00         01
-------   -----   ------   ------   ------   ------   --------   --------
(1.26)%   33.30%   23.72%   31.46%   24.61%   20.77%   (14.83)%   (21.35)%

Best Quarter
Q4 '98: 20.85%

Worst Quarter
Q3 '01: (18.12)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                               Since     Inception
               1 Year   3 Years   5 Years    Inception      Date
Select        (21.35)%  (6.82)%     5.80%       9.86%     09/13/93
S&P 500/r/    (11.89)%  (1.03)%    10.70%      13.67%        N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                              .54%
 Other expenses                                             .28%
 Total annual fund operating expenses                       .82%
 Fee waivers and expense reimbursements                     .01%
 Net expenses*                                              .81%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .81% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
 Institutional Shares                    $83    $261    $454    $1,013

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), headed by Mark W. Broughton, Director at BlackRock since 2001. Prior to joining BlackRock, Mr. Broughton was portfolio manager, director of research and a partner of Badgley, Phelps & Bell from 1996 to 2001, and was previously assistant portfolio manager and research analyst at Provident Investment Counsel from 1992 to 1996. Mr. Broughton has been portfolio manager since January 2001.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                   Select Equity Portfolio

                                                 --------------------------------------------------------------
                                                     Year           Year        Year        Year       Year
                                                     Ended          Ended       Ended       Ended      Ended
                                                    9/30/01        9/30/00     9/30/99     9/30/98    9/30/97
Net asset value at beginning of period           $        20.77   $    20.77  $    17.01  $    17.51  $  13.57
                                                 --------------   ----------  ----------  ----------  --------
Income from investment operations
  Net investment income                                    0.06         0.07        0.14        0.16      0.19
  Net gain (loss) on investments (both realized
   and unrealized)                                        (6.46)        1.61        4.36        0.49      5.15
                                                 --------------   ----------  ----------  ----------  --------
   Total from investment operations                       (6.40)        1.68        4.50        0.65      5.34
                                                 --------------   ----------  ----------  ----------  --------
Less distributions
  Distributions from net investment income                (0.05)       (0.05)      (0.13)      (0.15)    (0.19)
  Distributions from capital                              (0.02)         - -         - -         - -       - -
  Distributions from net realized capital gains           (3.05)       (1.63)      (0.61)      (1.00)    (1.21)
                                                 --------------   ----------  ----------  ----------  --------
   Total distributions                                    (3.12)       (1.68)      (0.74)      (1.15)    (1.40)
                                                 --------------   ----------  ----------  ----------  --------
Net asset value at end of period                 $        11.25   $    20.77  $    20.77  $    17.01  $  17.51
                                                 ==============   ==========  ==========  ==========  ========
Total return                                             (35.29)%       8.14%      26.96%       4.07%    42.50%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $      755,701   $1,466,964  $1,443,128  $1,286,032  $379,687
  Ratios of expenses to average net assets
   After advisory/administration fee waivers               0.81%        0.80%       0.80%       0.86%     0.79%
   Before advisory/administration fee waivers              0.82%        0.80%       0.80%       0.86%     0.86%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers               0.38%        0.33%       0.67%       0.93%     1.24%
   Before advisory/administration fee waivers              0.37%        0.33%       0.67%       0.93%     1.17%
Portfolio turnover rate                                     114%         103%         22%         27%       29%
                                                 --------------------------------------------------------------

                                    [GRAPHIC]



BlackRock
Index Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Index Investing: An investment strategy involving the creation of a portfolio tailored as closely as possible to match the composition and investment performance of a specific stock or bond market index. Index funds offer investors diversification among securities, low portfolio turnover and relative predictability of portfolio composition. The Index Master Portfolio engages in index investing.

 Large Capitalization Companies: Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however their size may also make them less flexible and innovative than smaller companies.

 S&P 500(R) Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the stocks of the S&P 500(R) Index using a passive investment style that seeks to replicate the returns of the S&P 500(R) Index. The Index Master Portfolio, under normal market conditions, invests at least 95% of its total assets in substantially all the stocks of the S&P 500(R) Index in approximately the same proportion as they are represented in the Index.

The Index Master Portfolio may invest some of its assets (not more than 5% of net assets) in certain short-term fixed income securities pending investment or to pay redeeming shareholders.

The Index Master Portfolio may, to the extent consistent with its investment objective, invest in index futures contracts and options on index futures contracts, commonly known as derivatives, to commit funds pending investment or to maintain liquidity. The Index Master Portfolio can buy additional securities when borrowings are outstanding. This practice can have the effects of increasing the fund's losses or gains.

Each of the Index Equity Portfolio and the Index Master Portfolio may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high-quality securities equal to at least 102% of the current value of the loaned securities. The Index Master Portfolio will receive collateral in cash and high-quality securities equal to at least 100% of the current value of the loaned securities.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The investment objective of the Index Master Portfolio may not be changed without shareholder approval.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordinarily not result in its elimination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500(R) Index (including additions or deletions resulting from mergers, reorganizations and similar transactions), and, to the extent necessary, to provide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund (not taking into account fund expenses) is expected to approximate the investment performance of the S&P 500(R) Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristics of a security or a market to fluctuate significantly in price within a short time period. The Index Master Portfolio can borrow money to buy additional securities. This practice can have the effect of increasing the fund's losses or gains.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500(R) Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                     [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 93     94      95      96      97      98      99      00        01
-----  -----  ------  ------  ------  ------  ------  -------    ----
9.55%  0.80%  37.04%  22.36%  32.91%  28.56%  20.62%  (9.24)%  (12.13)%

Best Quarter
Q4 '98: 21.29%

Worst Quarter
Q1 '01: (14.75)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                    Since       Inception
            1 Year      3 Years      5 Years       Inception       Date
Index       (12.13)%    (1.29)%       10.45%        12.89%        04/20/92
S&P 500(R)  (11.89)%    (1.03)%       10.70%        13.46%          N/A




 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses*
(Expenses that are deducted from fund assets)

 Advisory fees                            .025%
 Other expenses                            .31%
 Total annual fund operating expenses     .335%
 Fee waivers and expense reimbursements**  .16%
 Net expenses**                            .18%

 *The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.
**BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .18% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion on these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $18     $92    $173     $409

Index Master Portfolio
Dimensional Fund Advisors Inc. (DFA) serves as investment adviser to the Index Master Portfolio. Investment decisions for the Index Master Portfolio are made by the Investment Committee of DFA, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of DFA who are elected annually. DFA provides the Index Master Portfolio with a trading department and selects brokers and dealers to effect securities transactions.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                       Index Equity Portfolio

                                                 -----------------------------------------------------------------
                                                  Year         Year         Year         Year         Year
                                                  Ended        Ended        Ended        Ended        Ended
                                                 9/30/01      9/30/00      9/30/99      9/30/98      9/30/97
Net asset value at beginning of period           $  27.59     $  24.69     $  19.65     $  18.32     $  13.97
                                                 --------     --------     --------     --------     --------
Income from investment operations
  Net investment income                              0.26         0.27         0.27         0.24         0.04
  Net gain (loss) on investments (both realized
   and unrealized)                                  (7.63)        2.97         5.10         1.39         5.02
                                                 --------     --------     --------     --------     --------
   Total from investment operations                 (7.37)        3.24         5.37         1.63         5.06
                                                 --------     --------     --------     --------     --------
Less distributions
 Distributions from net investment income           (0.19)       (0.18)       (0.27)       (0.26)       (0.03)
 Distributions from net realized capital gains        - -        (0.16)       (0.06)       (0.04)       (0.68)
                                                 --------     --------     --------     --------     --------
    Total distributions                             (0.19)       (0.34)       (0.33)       (0.30)       (0.71)
                                                 --------     --------     --------     --------     --------
Net asset value at end of period                 $  20.03     $  27.59     $  24.69     $  19.65     $  18.32
                                                 ========     ========     ========     ========     ========
Total return                                       (26.78)%      13.10%       27.36%        8.91%       39.78%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $557,845     $665,743     $507,841     $354,215     $166,786
  Ratios of expenses to average net assets
   After advisory/administration fee waivers         0.18%/1/     0.18%/1/     0.22%/1/     0.18%/1/     0.18%/1/
   After advisory/administration fee waivers
    (excluding interest expense)                     0.18%/1/      - -          - -          - -          - -
   Before advisory/administration fee waivers        0.33%/1/     0.33%/1/     0.33%/1/     0.34%/1/     0.38%/1/
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers         1.11%        0.98%        1.14%        1.40%        1.71%
   Before advisory/administration fee waivers        0.96%        0.83%        1.04%        1.24%        1.51%
Portfolio turnover rate                                 8%/6/        8%/5/        5%/4/        9%/3/        4%/2/
                                                 ----------------------------------------------------------------

/1/Including expenses allocated from the U.S. Large Company Series of The DFA
   Investment Trust Company of 0.06% for the year ended 9/30/01, 0.06% for the year ended 9/30/00, 0.06% for the year ended 9/30/99, 0.06% for the year ended 9/30/98 and 0.07% for the year ended 9/30/97.
/2/For period December 1, 1996 through November 30, 1997.
/3/For period December 1, 1997 through November 30, 1998.
/4/For period December 1, 1998 through November 30, 1999.
/5/For period December 1, 1999 through November 30, 2000.
/6/For period December 1, 2000 through September 30, 2001.

                                    [GRAPHIC]



BlackRock
Balanced
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Investment Style: Refers to the guiding principle of a mutual fund's investment choices. The investment style of this fund is balanced, meaning that the managers will choose both equity and fixed income securities for this fund.


Investment Goal
The fund seeks long-term capital appreciation--current income from fixed income securities is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund managers invest primarily in a blend of equity and fixed income securities selected to deliver returns through the combination of capital appreciation and current income. The equity and fixed income managers work together to determine an appropriate asset allocation strategy.

Equity Portion
The manager initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. In pursuit of this goal, the fund manager uses the S&P 500(R) Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The manager seeks to own securities in all sectors, but can overweight or underweight securities within sectors as he identifies market opportunities. The portfolio manager will adjust the blend of value/growth stocks based on performance expectations. The fund will invest primarily in common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

Fixed Income Portion
The fixed income portion of the fund consists of a broad range of U.S. investment grade bonds including U.S. Government bonds, mortgage-backed, asset-backed and corporate debt securities. The fund normally will invest at least 25% of its total assets in bonds. The fund may invest up to 10% of its total assets in bonds of foreign issuers. The fixed income team seeks bonds that will add value while controlling risk.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

                             IMPORTANT DEFINITIONS


 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 S&P 500(R) Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

 Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

 Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a "growth fund" and a "value fund" may own the same stock. Value stocks are companies which appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securi- ties would be to avoid market losses. However, if market condi- tions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in money market securities in order to achieve its investment objective.

The fund managers may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the fund managers choose stocks with a focus on attempting to minimize risk and choose bonds of investment grade quality, there is no guarantee that prices won't move lower.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign securities markets.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The chart shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of a customized weighted index comprised of the returns of the S&P 500(R) Index (65%) and the Lehman Aggregate Index (35%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance is not an indication of future results.

The performance for the period before Institutional Shares were launched in May 1992 is based upon performance for Investor A Shares of the fund, which were first issued in May 1990.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*


  92      93       94      95      96      97      98      99       00
------  ------  -------  ------  ------  ------  ------  ------  -------
11.82%  11.83%  (3.15)%  27.72%  15.50%  23.82%  21.97%  11.02%  (6.11)%

   01
--------
(11.46)%

Best Quarter
Q4 '98: 13.31%

Worst Quarter
Q3 '01: (10.47)%

The bar for 1992 is based upon performance for Investor A Shares of the Fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                                     Inception
                         1 Year     3 Years   5 Years    10 Years      Date
Balanced                (11.46)%    (2.64)%    6.87%       9.55%     05/14/90
65% S&P 500/(R)/
 35% Leh. Ag.            (4.73)%      1.82%    9.96%      11.15%        N/A


 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                   Advisory fees                          .55%
                   Interest expense                         -
                   Other expenses                         .32%
                   Total annual fund operating expenses   .87%
                   Fee waivers and expense reimbursements .01%
                   Net expenses*                          .86%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .86% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year 3 Years 5 Years 10 Years
              Institutional Shares  $88    $277    $481    $1,072

Fund Management
The Portfolio manager for the equity portion of the fund is Mark W. Broughton, a Director at BlackRock Advisors, Inc. (BlackRock) since 2001. Prior to joining BlackRock, Mr. Broughton was portfolio manager, director of research and a partner of Badgley, Phelps & Bell from 1996 to 2001, and was previously assistant portfolio manager and research analyst at Provident Investment Counsel from 1992 to 1996. He has been manager of the fund since June 2001.

The co-managers for the fixed-income portion of the fund are Robert S. Kapito, who has been Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988 and who has served as co-manager of the fund since 1995, and Keith T. Anderson, who has been a Managing Director at BFM since 1988. He has served as co-manager of the fund since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                        Balanced Portfolio

                                                 -------------------------------------------------
                                                  Year       Year      Year      Year      Year
                                                  Ended      Ended     Ended     Ended     Ended
                                                 9/30/01    9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period           $  20.16   $  19.75  $  18.35  $  18.22  $ 15.10
                                                 --------   --------  --------  --------  -------
Income from investment operations
  Net investment income                              0.35       0.48      0.49      0.38     0.52
  Net gain (loss) on investments (both realized
   and unrealized)                                  (4.05)      1.10      2.18      1.43     3.62
                                                 --------   --------  --------  --------  -------
    Total from investment operations                (3.70)      1.58      2.67      1.81     4.14
                                                 --------   --------  --------  --------  -------
Less distributions
  Distributions from net investment income          (0.37)     (0.47)    (0.48)    (0.43)   (0.50)
  Distributions from net realized capital gains     (2.81)     (0.70)    (0.79)    (1.25)   (0.52)
                                                 --------   --------  --------  --------  -------
    Total distributions                             (3.18)     (1.17)    (1.27)    (1.68)   (1.02)
                                                 --------   --------  --------  --------  -------
Net asset value at end of period                 $  13.28   $  20.16  $  19.75  $  18.35  $ 18.22
                                                 ========   ========  ========  ========  =======
Total return                                       (20.83)%     8.05%    14.81%    10.82%   28.43%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $205,085   $385,793  $414,057  $374,899  $31,674
  Ratios of expenses to average net assets
   After advisory/administration fee waivers         0.86%      0.85%     0.86%     0.90%    0.84%
   After advisory/administration fee waivers
    (excluding interest expense)                     0.86%      0.85%     0.86%     0.90%    0.84%
   Before advisory/administration fee waivers        0.88%      0.85%     0.86%     0.90%    0.89%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers         2.04%      2.30%     2.44%     2.48%    2.98%
   Before advisory/administration fee waivers        2.03%      2.30%     2.44%     2.48%    2.92%
Portfolio turnover rate                               210%       176%      122%      134%     173%
                                                 -------------------------------------------------

                                    [GRAPHIC]



BlackRock
Micro-Cap Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Earnings Growth: The rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

 Earnings Visibility: Earnings visibility means positive earnings in the foreseeable future (generally defined as 2-3 years). Earnings growth potential means the rate of earnings growth of which a company is capable. Earnings growth visibility of 20% or more means earnings are forecasted to grow at a rate of 20% or higher in the foreseeable future.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value,"although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividend yields and sell at relatively high prices in relation to their earnings and book value. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by micro-capitalization companies (market capitalization between $25 million and $500 million) with earnings visibility and earnings growth potential. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team is seeking micro-capitalization stocks which they believe have favorable and above-average earnings growth prospects. The management team screens for "growth" stocks from the universe of companies with market capitalization between $25 million and $500 million. Generally, only companies in the top 40% of the micro-cap sector with earnings growth of at least 20% or higher will be considered appropriate investments. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

                             IMPORTANT DEFINITIONS


 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is micro-cap, referring to the type of securities the manager will choose for this fund.

 Micro-Cap Companies: This asset class contains the smallest capitalized companies. The fund defines a "micro-cap" company as one with total capitalization of $25 million to $500 million.




The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

The Micro-Cap Equity Portfolio was closed to new investors as of 4 p.m., December 23, 1999. Shareholders as of 4 p.m., December 23, 1999 may make additional investments. The fund may re-open to new investors in the future.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

There are certain risks with investing in micro-cap securities. Micro-cap companies will normally have more limited product lines, markets and financial resources and will be more dependent on a more limited management group than companies with larger capitalizations. In addition, it is more difficult to get information on micro-cap companies, which tend to be less well known, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of micro-cap companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies. There have been instances of fraud in the micro-cap market. The fund may suffer losses due to fraudulent activity in the market in which it invests.

An important consideration: In certain investment cycles and over certain holding periods, an equity fund that invests in micro-cap stocks may perform above or below the market. The fund should be considered an aggressive allocation within an overall investment strategy; it is not intended to be used as a complete investment program.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above average earnings growth potential, there is no guarantee that the shares will increase in value or that they won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Wilshire Microcap Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

  99         00        01
-------   -------   --------
221.54%   (7.75)%   (13.95)%

Best Quarter
Q4 '99: 69.42%

Worst Quarter
Q3 '01: (25.48)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                   Since     Inception
                             1 Year     3 Year   Inception      Date
Micro-Cap                   (13.95)%    36.66%     38.72%     05/01/98
Wilshire Microcap            24.19%     17.20%      7.87%       N/A
* The chart and the table both assume reinvestment of dividends and distributions.

One factor impacting the fund's total return to date was its investments in IPOs and companies that had recently gone public. There is no assurance that the fund's investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                           1.10%
 Other expenses                           .37%
 Total annual fund operating expenses    1.47%
 Fee waivers and expense reimbursements*  .02%
 Net expenses*                           1.45%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.45% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $148   $463    $801    $1,756

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), including the following individuals who have day-to-day responsibility: William Wykle, Managing Director of BlackRock since 1995, Michael Carey, a Vice President since 2000 and an equity analyst at BlackRock since 1996, and Samuel Kim, Vice President of BlackRock since 2001 and an equity analyst with BlackRock since 1997. Prior to joining BlackRock, William Wykle served as an investment manager for PNC Bank from 1986 to 1995, Michael Carey was a fixed income analyst for PNC Bank from 1993 to 1996 and Samuel Kim was a research analyst from 1993 to 1997 at Merrill Lynch Asset Management. William Wykle has been a portfolio co-manager since the fund's inception, Michael Carey since October 1999 and Samuel Kim since January 2002.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                                 Micro-Cap Equity Portfolio

                                                                 ------------------------------------------
                                                                                               For the
                                                                                                Period
                                                                  Year      Year      Year     5/1/98/1/
                                                                  Ended     Ended     Ended    through
                                                                 9/30/01   9/30/00   9/30/99   9/30/98
Net asset value at beginning of period                           $ 45.41   $  24.73  $  9.38    $10.00
                                                                 -------   --------  -------    ------
Income from investment operations
  Net investment income (loss)                                      0.04       0.03    (0.06)    (0.01)
  Net gain (loss) on investments (both realized and unrealized)   (17.61)     23.95    15.41     (0.61)
                                                                 -------   --------  -------    ------
   Total from investment operations                               (17.57)     23.98    15.35     (0.62)
                                                                 -------   --------  -------    ------
Less distributions
  Distributions from net realized capital gains                   (10.08)     (3.30)     - -       - -
                                                                 -------   --------  -------    ------
   Total distributions                                            (10.08)     (3.30)     - -       - -
                                                                 -------   --------  -------    ------
Net asset value at end of period                                 $ 17.76   $  45.41  $ 24.73    $ 9.38
                                                                 =======   ========  =======    ======
Total return                                                      (46.34)%   103.63%  163.37%    (6.10)%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                     $35,869   $106,727  $28,106    $1,302
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                        1.45%      1.44%    1.43%     1.40%/2/
   Before advisory/administration fee waivers                       1.47%      1.44%    1.65%     2.73%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                        0.15%      0.09%   (0.72)%   (0.33)%/2/
   Before advisory/administration fee waivers                       0.14%      0.09%   (0.94)%   (1.66)%/2/
Portfolio turnover rate                                              402%       445%     346%      119%
                                                                 ------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

                                    [GRAPHIC]



About Your Investment







Buying Shares
Institutional Shares are offered to:

  . Institutional investors
  . Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:
    . acts in a fiduciary capacity (excluding participant-directed employee benefit plans)
    . otherwise has investment discretion or . acts as custodian for at least $2 million in assets
  . Individuals with a minimum investment of $2 million

Purchase orders may be placed by telephoning (800) 441-7450.


What Price Per Share Will You Pay?
The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received.

Purchase orders received before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the

NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Payment for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

  . $5,000 for institutions
  . $500,000 for registered investment advisers
  . $2 million for individuals

There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

Master-Feeder Structure

The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, invests all of its assets in the Index Master Portfolio. The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time on 30 days notice to the Index Master Portfolio if the Board of Trustees of the Company determines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for example, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment objective as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio's assets.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order, minus any applicable redemption/exchange fee. Each of the European Equity, Asia Pacific Equity, International Equity, International Emerging Markets and International Small Cap Equity Portfolios will deduct a fee of 2% from the the redemption amount if the shares being redeemed have been held 90 days or less (other than shares acquired through reinvestment of dividends or other distributions). This fee applies only to shares purchased on or after December 5, 2001 and is designed to offset the costs and expenses associated with early redemptions. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss; liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

If a shareholder acquiring Institutional Shares on or after May 1, 1998 no longer meets the eligibility standards for purchasing

Institutional Shares (other than due to changes in market value), then the shareholder's Institutional Shares will be converted to shares of another class of the same fund having the same total net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the fund is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares. Service Shares are currently authorized to bear additional service and processing fees at the total annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the total annual rate of .50% of average daily net assets.

The Company's Rights

The Company may:

    . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,
    . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above
    . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

Market Timing
The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

Each of the European Equity, Asia Pacific Equity, International Equity, International Emerging Markets and International Small Cap Equity Portfolios will assess and retain a fee of 2% of the current NAV of shares being redeemed or exchanged within 90 days of purchase (other than those acquired through reinvestment of dividends or other distributions). This fee applies only to shares of funds purchased on or after December 5, 2001 and is for the benefit of the remaining shareholders. The fee is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the amount. The redemption fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Company, (iii) accounts in the event of shareholder death or disability and (iv) certain other accounts in the absolute discretion of the Company when a shareholder can demonstrate hardship.

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway,Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock, located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the Company. BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 40 Torphichen Street, Edinburgh, Scotland EH3 8JB, acts as co-adviser and sub-adviser to the Company. The only fund not managed by BlackRock or BIL is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Master Portfolio is advised by Dimensional Fund Advisors Inc. (DFA), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. DFA was organized in May 1981 and provides investment management services to institutional investors. As of November 30, 2001, DFA had over $33 billion in assets under management.

For their investment advisory and sub-advisory services, BlackRock, BFM, BIL and DFA, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the funds to BlackRock or BIL, as applicable as a percentage of average daily net assets were:

Large Cap Value Equity         0.52%
Large Cap Growth Equity        0.53%
Mid-Cap Value Equity           0.80%
Mid-Cap Growth Equity          0.80%
Small Cap Value Equity         0.55%
Small Cap Growth Equity        0.53%
Global Science & Technology    0.67%
European Equity                0.00%
Asia Pacific Equity            0.00%
International Equity           0.74%
International Emerging Markets 1.17%
International Small Cap Equity 0.92%
Select Equity                  0.53%
Balanced                       0.54%
Micro-Cap Equity               1.08%

For the fiscal year ended November 30, 2001, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.





                             IMPORTANT DEFINITIONS


 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Advisers for BlackRock Funds are BlackRock Advisors, Inc. and BlackRock International Ltd. The Adviser for the Index Equity Portfolio is Dimentional Fund Advisors Inc.

 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the International Equity, International Emerging Markets and International Small Cap Equity Portfolios is BlackRock International, Ltd. The sub-adviser for the Balanced Portfolio is BlackRock Financial Management, Inc.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee for the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios (Before Waivers)

                           INVESTMENT
 AVERAGE DAILY NET ASSETS  ADVISORY FEE
  First $1 billion            .550%
 $1 billion-$2 billion        .500%
 $2 billion-$3 billion        .475%
  more than $3 billion        .450%

Total Annual Advisory Fee for the Mid-Cap Value Equity, Mid-Cap Growth Equity and Global Communications Portfolios (Before Waivers)

                           INVESTMENT
 AVERAGE DAILY NET ASSETS  ADVISORY FEE
  First $1 billion            .800%
 $1 billion-$2 billion        .700%
 $2 billion-$3 billion        .675%
  more than $3 billion        .625%

Total Annual Advisory Fee for the International Equity Portfolio (Before
Waivers)

                           INVESTMENT
 AVERAGE DAILY NET ASSETS  ADVISORY FEE
  First $1 billion            .750%
 $1 billion-$2 billion        .700%
 $2 billion-$3 billion        .675%
  more than $3 billion        .650%

Total Annual Advisory Fee for the International Emerging Markets Portfolio (Before Waivers)

                           INVESTMENT
 AVERAGE DAILY NET ASSETS  ADVISORY FEE
  First $1 billion            1.250%
 $1 billion-$2 billion        1.200%
 $2 billion-$3 billion        1.155%
  more than $3 billion        1.100%

Annual Advisory Fee for the Global Science & Technology, European Equity and Asia Pacific Equity Portfolios (Before Waivers)

                           INVESTMENT
 AVERAGE DAILY NET ASSETS  ADVISORY FEE
  First $1 billion             .90%
 $1 billion-$2 billion         .85%
 $2 billion-$3 billion         .80%
  more than $3 billion         .75%

Total Annual Advisory Fee for the International Small Cap Equity Portfolio (Before Waivers)

                           INVESTMENT
 AVERAGE DAILY NET ASSETS  ADVISORY FEE
  First $1 billion            1.00%
 $1 billion-$2 billion        .950%
 $2 billion-$3 billion        .900%
  more than $3 billion        .850%

Total Annual Advisory Fee for the Micro-Cap Equity Portfolio (Before Waivers)

                           INVESTMENT
 AVERAGE DAILY NET ASSETS  ADVISORY FEE
  First $1 billion             1.10%
 $1 billion-$2 billion         1.05%
 $2 billion-$3 billion        1.025%
  more than $3 billion         1.00%

The Index Master Portfolio pays DFA a maximum annual advisory fee of .025% of its average daily net assets.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock and BIL have agreed to cap each fund's net expenses at the levels shown in that fund's expense table.

To achieve this cap, BlackRock or BIL, as applicable and the Company have entered into expense limitation agreements. The agreements set a limit on certain of the operating expenses of each fund through February 1, 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

Large Cap Value Equity          .630%
Large Cap Growth Equity         .650%
Mid-Cap Value Equity            .995%
Mid-Cap Growth Equity           .995%
Small Cap Value Equity          .705%
Small Cap Growth Equity         .690%
Global Science & Technology    1.025%
Global Communications           .925%
European Equity                1.275%
Asia Pacific Equity            1.275%
International Equity            .900%
International Emerging Markets 1.565%
International Small Cap Equity 1.155%
Select Equity                   .645%
Index Equity                    .150%
Balanced                        .690%
Micro-Cap Equity               1.305%

If within two years following a waiver or reimbursement the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock or BIL, as applicable, are less than the expense limit for that fund, the fund is required to repay BlackRock or BIL, as applicable, up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock or BIL, as applicable, continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock or BIL, as applicable, at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), (if any), will be distributed by a fund at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

The Index Equity Portfolio seeks to achieve its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its distributive share of the income, gains (including capital gains), losses, deductions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain (or minus loss), if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations, will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.

Taxation of Distributions

Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year. If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by it. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes in computing his taxable income.

Distributions paid by a fund with respect to certain qualifying dividends received by the Fund from domestic corporations may be eligible for the corporate dividends received deduction.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

Important Notice Regarding Delivery of Shareholder Documents

The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund's investments. The annual report describes the Funds' performance, lists portfolio holdings and discusses recent market conditions, economic trends and fund investment that significantly affected each of the fund's performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information dated January 28, 2002, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours:
8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries.
www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries.
Mail to: funds@blackrock.com

Written Correspondence
BlackRock Funds, 100 Bellevue Parkway,
Wilmington, DE 19809
MS WR-R100-04-07

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

                                    [GRAPHIC]


[LOGO] BLACKROCK FUNDS

                                    [GRAPHIC]



                            Select Equity Portfolio


                               BLACKROCK SHARES

BlackRock Funds/SM/ (the Company) is a mutual fund family with 43 investment portfolios.





PROSPECTUS
January 28, 2002

[LOGO] BlackRock Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC- May lose value
INSURED   No bank guarantee

Table of
Contents


How to find the information you need
Select Equity Portfolio................................  1
About Your Investment
How to Buy/Sell Shares.................................  6
Dividends/Distributions/Taxes.......................... 10

[LOGO] BlackRock
Select Equity
Portfolio


                             IMPORTANT DEFINITIONS


 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company such (as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

 S&P 500(R) Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

 Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund management team uses the S&P 500(R) Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The management team seeks to own securities in all sectors, but can overweight or underweight securities within sectors as they identify market opportunities. The fund normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

The management team initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. The fund will invest in stocks that the management team believes offer attractive returns through capital appreciation. The fund will typically have a P/E multiple that is in line with the S&P 500(R) Index. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the management team believes it is fully valued or when, in the management team's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund tempo- rarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market secu- rities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

While the management team chooses stocks they believe to be under-valued, or which have above average growth potential, there is no guarantee that prices will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
Since BlackRock Shares of the fund have only been introduced as of the date of this prospectus, the chart and table below give you a picture of the fund's long-term performance for Institutional Shares of the fund. Although the chart and table show returns for the Institutional Shares which are not offered in this prospectus, the Institutional Shares would have substantially similar annual returns as the BlackRock Shares offered in this prospectus because the Institutional Shares and the BlackRock Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares and the BlackRock Shares do not have the same expenses. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500(R) Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31                       Institutional Shares
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '98: 20.85%

Worst Quarter
Q3 '01: (18.12)%


  94        95       96        97        98        99        00       01
------    -----    ------    ------    ------    ------   -------   ------
(1.26%)   33.30%   23.72%    31.46%    24.61%    20.77%   (14.83%)  (21.35)


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                     Since      Inception
                      1 Year   3 Years   5 Years   Inception       Date
                      ------   -------   -------   ---------    ---------
Select               (21.35%)  (6.82%)   5.80%       9.86%      09/13/93
S&P 500(R)           (11.89%)  (1.03%)  10.70%      13.67%        N/A


 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                    .54%
 Other expenses/(1)/                              .26%
 Total annual fund operating expenses             .80%
 Fee waivers and expense reimbursements           .15%
 Net expenses*                                    .65%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .65% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 9 for a discussion of these waivers and reimbursements.
/(1)/"Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years
 BlackRock Shares                             $66    $240

Fund Management
The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock), headed by Mark W. Broughton, Director at BlackRock since 2001. Prior to joining BlackRock, Mr. Broughton was portfolio manager, director of research and a partner of Badgley, Phelps & Bell from 1996 to 2001, and was previously assistant portfolio manager and research analyst at Provident Investment Counsel from 1992 to 1996. Mr. Broughton has been portfolio manager since January 2001.

[LOGO] About Your Investment


Buying Shares

   BlackRock Shares are offered without a sales charge to institutional investors with a minimum investment of $5,000,000.

Purchase orders may be placed by calling (800) 441-7450.

What Price Per Share Will You Pay?
    The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

The fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Purchase orders received before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of the fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

   Paying for Shares
   Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

How Much is the Minimum Investment?
    The minimum investment for the initial purchase of BlackRock Shares is $5,000,000. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

Selling Shares
   Shareholders may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund's custodian is open for business. The Company reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Company.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

    The Company's Rights
    The Company may:
       . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,
       . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the second paragraph in the section "Selling Shares" above,
       . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
       . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

    Market Timing
    The fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

    Accounts with Low Balances
    The Company may redeem a shareholder's account in the fund at any time the net asset value of the account in such fund falls below $5,000,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

    Management
    BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock).
BlackRock was organized in 1994 to per- form advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001 . BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.

For its investment advisory and sub-advisory services, BlackRock is entitled to fees computed daily and payable monthly. For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the fund to BlackRock as a percentage of average daily net assets was .53%.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets of the fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

                                                   INVESTMENT
                                                   ADVISORY
 AVG DAILY NET ASSETS                              FEE
 First $1 billion                                  .550%
 $1 billion-$2 billion                             .500%
 $2 billion-$3 billion                             .475%
 greater than $3 billion                           .450%


                             IMPORTANT DEFINITIONS


 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for BlackRock Funds is BlackRock Advisors, Inc.

As discussed above, BlackRock has agreed to cap the fund's net expenses (excluding interest expense) at the levels shown in the fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of the fund through February 1, 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. This expense limit (which applies to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of the fund) as a percentage of average daily net assets is .645%.

If within two years following a waiver or reimbursement, the operating expenses of the fund are less than the expense limit for the fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

    Dividends and Distributions
    BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the fund are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

    Taxation of Distributions
    Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of the fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by it. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Distributions paid by the fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

    Important Notice Regarding Delivery of Shareholder Documents
    The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

    Electronic Access to Shareholder Documents
    Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For more information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Fund's investments. The annual report describes the Funds' performance, lists portfolio holdings and discusses recent market conditions, economic trends and fund investment strategies that significantly affected each of the Fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information dated January 28, 2002, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available.
Hours: 8:30 a.m. to 6 p.m. (Eastern time), Monday-Friday.
Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries.
www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries.
Mail to: funds@blackrock.com

Written Correspondence
BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 MS WR-R100-04-07

Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR Database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

                                    [GRAPHIC]



[LOGO] BlackRock Funds

                                    [GRAPHIC]



                                Bond Portfolios


                                INVESTOR SHARES

BlackRock Funds/SM/ is a mutual fund family with 43 investment portfolios, 16 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.




PROSPECTUS
January 28, 2002

[LOGO] BLACKROCK FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC- May lose value
INSURED   No bank guarantee

Table of
Contents

How to find the information you need

                    How to find the information you need   1

                    THE BLACKROCK BOND PORTFOLIOS

                    Low Duration Bond...................   2

                    Intermediate Government Bond........  11

                    Intermediate Bond...................  19

                    Core Bond Total Return..............  26

                    Core PLUS Total Return..............  35

                    Government Income...................  44

                    GNMA Portfolio......................  52

                    Managed Income......................  59

                    International Bond..................  67

                    High Yield Bond.....................  76

                    Tax-Free Income.....................  85

                    Delaware Tax-Free Income............  93

                    Ohio Tax-Free Income................ 101

                    Kentucky Tax-Free Income............ 110

                    New Jersey Tax-Free Income.......... 118

                    Pennsylvania Tax-Free Income........ 126

                    About Your Investment
                    How to Buy/Sell Shares.............. 135

                    Dividends/Distributions/Taxes....... 148

                    Services for Shareholders........... 151

How to Find the
Information You Need
About BlackRock Funds



This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 16 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the prospectus, ask your registered representative for help. Your investment professional has been trained to help you decide which investments are right for you.

[LOGO]


BlackRock
Low Duration Bond
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.


Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the benchmark. The fund normally invests at least 80% of its assets in bonds diversified among several categories. The fund may also invest up to 20% of its assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its assets in bonds of foreign issuers. The fund management team selects securities from several categories including: U.S. Treasuries and agency securities, asset-backed securities, CMOs, corporate bonds and commercial mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B", the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.


                             IMPORTANT DEFINITIONS

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

 Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities of from 1 to 2.99 years.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 20% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in July 1992. Investor A Shares were launched in January 1996, Investor B Shares were launched in November 1996 and Investor C Shares were launched in February 1997. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

These returns assume payment of applicable sales charges.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS**

Best Quarter
Q1  '95  :    3.26%
Worst Quarter
Q1  '94  :    -0.18%

The bar for 1993-1996 are based upon performance for Institutional Shares of the fund.

1993    1994     1995    1996     1997     1998    1999    2000    2001
----    ----     ----    ----     ----     ----    ----    ----    ----
5.66    1.39     10.51   4.53     5.56     6.14    3.57    7.76    7.33

These returns assume payment of applicable sales charges.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS**
                                                           Since     Inception
                               1 Year  3 Years  5 Years  Inception      Date
                               ------  -------  -------  ---------      ----

Low Duration Bond; Inv A       4.08%   5.13%    5.42%     5.32%       07/17/92
Low Duration Bond; Inv B       1.93%   4.32%    4.92%     5.23%       07/17/92
Low Duration Bond; Inv C       5.43%   5.38%    5.25%     5.23%       07/17/92
ML 1-3 Yr. Treasury            8.30%   6.43%    6.59%     5.98%         N/A*

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                             A Shares B Shares C Shares
        Maximum Sales Charge (Load)
         Imposed on Purchases*                 3.0%     0.0%      0.0%
        (as percentage of offering price)
        Maximum Deferred Sales Charge (Load)   0.0%     4.5%**   1.00%***
        (as percentage of offering price)

 *Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                               A Shares B Shares C Shares
       Advisory fees                              .50%     .50%     .50%
       Distribution (12b-1) fees                  .10%     .75%     .75%
       Interest expense                           .62%     .62%     .62%
       Other expenses                             .80%     .80%     .80%
          Service fees                            .25%     .25%     .25%
          Processing fees                         .15%     .15%     .15%
          Other                                   .40%     .40%     .40%
       Total annual fund operating expenses      2.02%    2.67%    2.67%
       Fee waivers and expense reimbursements*    .38%     .28%     .28%
       Net expenses*                             1.64%    2.39%    2.39%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.02% (excluding interest expense) (for Investor A Shares) and 1.77% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $462  $  879  $1,321   $2,548
 B Shares**
       Redemption           $692  $1,153  $1,590   $2,751***
 B Shares
       No Redemption        $242  $  803  $1,390   $2,751***
 C Shares**
       Redemption           $342  $  803  $1,390   $2,982
 C Shares
       No Redemption        $242  $  803  $1,390   $2,982

 *Reflects imposition of sales charge.
**Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since inception, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                   Low Duration Bond Portfolio

                                                                                   -----------------------------------------
                                                                                                  INVESTOR A
                                                                                                    SHARES
                                                                                   -----------------------------------------


                                                                                    Year     Year    Year    Year    Year
                                                                                    Ended    Ended   Ended   Ended   Ended
                                                                                   9/30/01  9/30/00 9/30/99 9/30/98 9/30/97
Net asset value at beginning of period                                             $  9.82  $ 9.82  $10.03  $ 9.89  $ 9.79
                                                                                   -------  ------  ------  ------  ------
Income from investment operations
 Net investment income                                                                0.52    0.55    0.54    0.51    0.52
 Net gain (loss) on investments (both realized and unrealized)                        0.41     - -   (0.21)   0.14    0.09
                                                                                   -------  ------  ------  ------  ------
    Total from investment operations                                                  0.93    0.55    0.33    0.65    0.61
                                                                                   -------  ------  ------  ------  ------
Less distributions
 Distributions from net investment income                                            (0.53)  (0.55)  (0.54)  (0.51)  (0.51)
 Distributions in excess of net investment income                                    (0.01)    - -     - -     - -     - -
                                                                                   -------  ------  ------  ------  ------
    Total distributions                                                              (0.54)  (0.55)  (0.54)  (0.51)  (0.51)
                                                                                   -------  ------  ------  ------  ------
Net asset value at end of period                                                   $ 10.21  $ 9.82  $ 9.82  $10.03  $ 9.89
                                                                                   =======  ======  ======  ======  ======
Total return/3/                                                                       9.70%   5.80%   3.42%   6.78%   6.39%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $12,808  $2,512  $2,594  $2,850  $1,079
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers                                          1.43%   2.94%   2.79%   2.32%   2.02%
  After advisory/ administration fee waivers (excluding interest expense)             1.00%   1.02%   1.02%   1.02%   1.02%
  Before advisory/ administration fee waivers                                         1.70%   3.22%   3.07%   2.72%   2.35%
Ratios of net investment income to average net assets
  After advisory/ administration fee waivers                                          4.92%   5.69%   5.38%   5.29%   4.72%
  Before advisory/ administration fee waivers                                         4.65%   5.41%   5.10%   4.89%   4.39%
Portfolio turnover rate                                                                168%    182%    177%    227%    371%
                                                                                   -----------------------------------------

                                                                                   ----------------------------------------------
                                                                                                    INVESTOR B
                                                                                                      SHARES
                                                                                   ----------------------------------------------
                                                                                                                     For the
                                                                                                                      Period
                                                                                    Year     Year    Year    Year   11/18/96/1/
                                                                                    Ended    Ended   Ended   Ended   through
                                                                                   9/30/01  9/30/00 9/30/99 9/30/98  9/30/97
Net asset value at beginning of period                                             $  9.82  $ 9.82  $10.03  $ 9.89    $ 9.86
                                                                                   -------  ------  ------  ------    ------
Income from investment operations
 Net investment income                                                                0.44    0.48    0.45    0.41      0.41
 Net gain (loss) on investments (both realized and unrealized)                        0.41     - -   (0.19)   0.17       - -
                                                                                   -------  ------  ------  ------    ------
    Total from investment operations                                                  0.85    0.48    0.26    0.58      0.41
                                                                                   -------  ------  ------  ------    ------
Less distributions
 Distributions from net investment income                                            (0.45)  (0.48)  (0.47)  (0.44)    (0.38)
 Distributions in excess of net investment income                                    (0.01)    - -     - -     - -       - -
                                                                                   -------  ------  ------  ------    ------
    Total distributions                                                              (0.46)  (0.48)  (0.47)  (0.44)    (0.38)
                                                                                   -------  ------  ------  ------    ------
Net asset value at end of period                                                   $ 10.21  $ 9.82  $ 9.82  $10.03    $ 9.89
                                                                                   =======  ======  ======  ======    ======
Total return/3/                                                                       8.89%   5.01%   2.65%   5.99%     4.31%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $20,485  $8,142  $7,549  $  398    $   13
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers                                         2.28 %   3.66%   3.41%   3.08%     2.19%/2/
  After advisory/ administration fee waivers (excluding interest expense)            1.76 %   1.77%   1.75%   1.76%     1.73%/2/
  Before advisory/ administration fee waivers                                        2.55 %   3.94%   3.67%   3.48%     2.52%/2/
Ratios of net investment income to average net assets
  After advisory/ administration fee waivers                                         4.29 %   4.93%   4.59%   4.50%     4.50%/2/
  Before advisory/ administration fee waivers                                        4.02 %   4.65%   4.34%   4.10%     4.17%/2/
Portfolio turnover rate                                                               168 %    182%    177%    227%      371%
                                                                                   ---------------------------------------------


                                                                                   ---------------------------------------------
                                                                                                    INVESTOR C
                                                                                                      SHARES
                                                                                   ---------------------------------------------
                                                                                                                     For the
                                                                                                                     Period
                                                                                    Year     Year    Year    Year   2/24/97/1/
                                                                                    Ended    Ended   Ended   Ended   through
                                                                                   9/30/01  9/30/00 9/30/99 9/30/98  9/30/97
Net asset value at beginning of period                                             $  9.82  $ 9.82  $10.03  $ 9.89   $ 9.87
                                                                                   -------  ------  ------  ------   ------
Income from investment operations
 Net investment income                                                                0.44    0.48    0.46    0.44     0.26
 Net gain (loss) on investments (both realized and unrealized)                        0.41     - -   (0.20)   0.14     0.02
                                                                                   -------  ------  ------  ------   ------
    Total from investment operations                                                  0.85    0.48    0.26    0.58     0.28
                                                                                   -------  ------  ------  ------   ------
Less distributions
 Distributions from net investment income                                            (0.45)  (0.48)  (0.47)  (0.44)   (0.26)
 Distributions in excess of net investment income                                    (0.01)    - -     - -     - -      - -
                                                                                   -------  ------  ------  ------   ------
    Total distributions                                                              (0.46)  (0.48)  (0.47)  (0.44)   (0.26)
                                                                                   -------  ------  ------  ------   ------
Net asset value at end of period                                                   $ 10.21  $ 9.82  $ 9.82  $10.03   $ 9.89
                                                                                   =======  ======  ======  ======   ======
Total return/3/                                                                       8.89%   5.01%   2.65%   5.99%    2.91%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $ 9,282  $  807  $1,570  $  342   $   72
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers                                         1.99 %   3.69%   3.47%   2.98%    2.23%/2/
  After advisory/ administration fee waivers (excluding interest expense)            1.72 %   1.77%   1.77%   1.75%    1.72%/2/
  Before advisory/ administration fee waivers                                        2.26 %   3.97%   3.72%   3.38%    2.56%/2/
Ratios of net investment income to average net assets
  After advisory/ administration fee waivers                                         4.05 %   4.96%   4.62%   4.47%    4.49%/2/
  Before advisory/ administration fee waivers                                        3.78 %   4.68%   4.37%   4.07%    4.16%/2/
Portfolio turnover rate                                                               168 %    182%    177%    227%     371%
                                                                                   --------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

[LOGO]


BlackRock
Intermediate Government
Bond Portfolio



                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Lehman Brothers Intermediate Government Index: An unmanaged index comprised of Treasury and Agency issues from the more comprehensive Lehman Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years.

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds, which are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the benchmark.

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the Fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CM BS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies

                             IMPORTANT DEFINITIONS


 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

and authorities are supported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are supported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. Investor A Shares were launched in May 1992 and Investor B and C Shares were launched in October 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.
These returns assume payment of applicable sales charges.


                                    [CHART]

As of 12/31                   Investor A Shares
ANNUAL TOTAL RETURNS*


Best Quarter
Q3  '01:    5.04%

Worst Quarter
Q1  '94:   (2.45)%

 93      94       95      96       97       98      99      00      01
----    ----     ----    ----     ----     ----    ----    ----    ----
7.68%  (3.60)%   13.53%  3.83%    7.23%    7.13%   0.46%   9.73%   8.35%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                              Since   Inception
                                 1 Year  3 Years   5 Years  Inception    Date
                                 ------  -------   -------  ---------    ----

Intermediate Govt. Bond; Inv A   4.03%    4.66%     5.66%     5.70%    04/20/92
Intermediate Govt. Bond; Inv B   2.85%    4.15%     5.35%     5.69%    04/20/92
Intermediate Govt. Bond; Inv C   6.45%    5.25%     5.70%     5.70%    04/20/92
LB Intermediate Govt.            8.42%    6.37%     7.06%     6.91%       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide for shareholder account service and maintenance.
Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*
 (as percentage of offering price)   4.0%     0.0%      0.0%
 Maximum Deferred Sales Charge
   (Load)                            0.0%     4.5%**   1.00%***
 (as percentage of offering price)

 *Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
 Advisory fees                              .50%     .50%     .50%
 Distribution (12b-1) fees                  .10%     .75%     .75%
 Interest expense                           .71%     .71%     .71%
 Other expenses                             .79%     .79%     .79%
    Service fees                            .25%     .25%     .25%
    Processing fees                         .15%     .15%     .15%
    Other                                   .39%     .39%     .39%
 Total annual fund operating expenses      2.10%    2.75%    2.75%
 Fee waivers and expense reimbursements*    .32%     .22%     .22%
 Net expenses*                             1.78%    2.53%    2.53%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (excluding interest expense) (for Investor A Shares) and 1.82% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $574  $1,002  $1,456   $2,710
 B Shares**
       Redemption           $706  $1,182  $1,635   $2,835***
 B Shares
       No Redemption        $256  $  832  $1,435   $2,835***
 C Shares**
       Redemption           $356  $  832  $1,435   $3,064
 C Shares
       No Redemption        $256  $  832  $1,435   $3,064

 *Reflects imposition of sales charge.
**Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv
Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                    Intermediate Government Bond Portfolio

                                                                                   -----------------------------------------
                                                                                                  INVESTOR A
                                                                                                    SHARES
                                                                                   -----------------------------------------


                                                                                    Year     Year    Year    Year    Year
                                                                                    Ended    Ended   Ended   Ended   Ended
                                                                                   9/30/01  9/30/00 9/30/99 9/30/98 9/30/97
Net asset value at beginning of period                                             $  9.91  $ 9.89  $10.48  $10.11  $ 9.92
                                                                                   -------  ------  ------  ------  ------
Income from investment operations
 Net investment income                                                                0.56    0.55    0.54    0.53    0.54
 Net gain (loss) on investments (both realized and unrealized)                        0.65    0.02   (0.51)   0.38    0.19
                                                                                   -------  ------  ------  ------  ------
    Total from investment operations                                                  1.21    0.57    0.03    0.91    0.73
                                                                                   -------  ------  ------  ------  ------
Less distributions
 Distributions from net investment income                                            (0.55)  (0.54)  (0.54)  (0.54)  (0.54)
 Distributions from net realized capital gains                                         - -   (0.01)  (0.08)    - -     - -
                                                                                   -------  ------  ------  ------  ------
    Total distributions                                                              (0.55)  (0.55)  (0.62)  (0.54)  (0.54)
                                                                                   -------  ------  ------  ------  ------
Net asset value at end of period                                                   $ 10.57  $ 9.91  $ 9.89  $10.48  $10.11
                                                                                   =======  ======  ======  ======  ======
Total return/3/                                                                      12.58%   6.05%   0.28%   9.32%   7.57%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $14,033  $9,262  $7,239  $7,972  $5,374
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers                                          1.64%   1.47%   1.25%   1.09%   1.14%
  After advisory/ administration fee waivers (excluding interest expense              1.04%   1.08%   1.06%   1.05%   1.02%
  Before advisory/ administration fee waivers                                         1.85%   1.69%   1.46%   1.35%   1.45%
 Ratios of net investment income to average net assets
  After advisory/ administration fee waivers                                          5.29%   5.66%   5.29%   5.33%   5.42%
  Before advisory/ administration fee waivers                                         5.08%   5.45%   5.08%   5.07%   5.11%
Portfolio turnover rate                                                                157%    131%    191%    272%    291%
                                                                                   -----------------------------------------

                                                                                   ----------------------------------------------
                                                                                                    INVESTOR B
                                                                                                      SHARES
                                                                                   ----------------------------------------------
                                                                                                                     For the
                                                                                                                      Period
                                                                                    Year    Year    Year     Year   10/11/96/1/
                                                                                    Ended   Ended   Ended    Ended   through
                                                                                   9/30/01 9/30/00 9/30/99  9/30/98  9/30/97
Net asset value at beginning of period                                             $ 9.91  $ 9.89  $10.48   $10.11    $ 9.98
                                                                                   ------  ------  ------   ------    ------
Income from investment operations
 Net investment income                                                               0.48    0.49    0.46     0.47      0.45
 Net gain (loss) on investments (both realized and unrealized)                       0.64    0.01   (0.51)    0.37      0.13
                                                                                   ------  ------  ------   ------    ------
    Total from investment operations                                                 1.12    0.50   (0.05)    0.84      0.58
                                                                                   ------  ------  ------   ------    ------
Less distributions
 Distributions from net investment income                                           (0.48)  (0.47)  (0.46)   (0.47)    (0.45)
 Distributions from net realized capital gains                                        - -   (0.01)  (0.08)     - -       - -
                                                                                   ------  ------  ------   ------    ------
    Total distributions                                                             (0.48)  (0.48)  (0.54)   (0.47)    (0.45)
                                                                                   ------  ------  ------   ------    ------
Net asset value at end of period                                                   $10.55  $ 9.91  $ 9.89   $10.48    $10.11
                                                                                   ======  ======  ======   ======    ======
Total return/3/                                                                     11.55%   5.26%  (0.47)%   8.51%     5.94%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $3,518  $1,398  $  809   $  361    $   28
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers                                         2.34%   2.24%   1.97%    1.84%     1.90%/2/
  After advisory/ administration fee waivers (excluding interest expense             1.81%   1.81%   1.80%    1.79%     1.77%/2/
  Before advisory/ administration fee waivers                                        2.56%   2.45%   2.19%    2.10%     2.21%/2/
 Ratios of net investment income to average net assets
  After advisory/ administration fee waivers                                         4.67%   4.96%   4.57%    4.61%     4.62%/2/
  Before advisory/ administration fee waivers                                        4.46%   4.75%   4.34%    4.35%     4.31%/2/
Portfolio turnover rate                                                               157%    131%    191%     272%      291%
                                                                                   ---------------------------------------------

                                                                                   ---------------------------------------------
                                                                                                    INVESTOR C
                                                                                                      SHARES
                                                                                   ---------------------------------------------
                                                                                                                     For the
                                                                                                                     Period
                                                                                    Year    Year    Year     Year   10/8/96/1/
                                                                                    Ended   Ended   Ended    Ended   through
                                                                                   9/30/01 9/30/00 9/30/99  9/30/98  9/30/97
Net asset value at beginning of period                                             $ 9.91  $ 9.89  $10.48   $10.11   $ 9.98
                                                                                   ------  ------  ------   ------   ------
Income from investment operations
 Net investment income                                                               0.48    0.48    0.46     0.47     0.45
 Net gain (loss) on investments (both realized and unrealized)                       0.64    0.02   (0.51)    0.37     0.13
                                                                                   ------  ------  ------   ------   ------
    Total from investment operations                                                 1.12    0.50   (0.05)    0.84     0.58
                                                                                   ------  ------  ------   ------   ------
Less distributions
 Distributions from net investment income                                           (0.48)  (0.47)  (0.46)   (0.47)   (0.45)
 Distributions from net realized capital gains                                        - -   (0.01)  (0.08)     - -      - -
                                                                                   ------  ------  ------   ------   ------
    Total distributions                                                             (0.48)  (0.48)  (0.54)   (0.47)   (0.45)
                                                                                   ------  ------  ------   ------   ------
Net asset value at end of period                                                   $10.55  $ 9.91  $ 9.89   $10.48   $10.11
                                                                                   ======  ======  ======   ======   ======
Total return/3/                                                                     11.55%   5.26%  (0.47)%   8.51%    5.94%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $1,677  $  598  $  468   $  299   $   51
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers                                         2.24%   2.23%   2.00%    1.81%    1.78%/2/
  After advisory/ administration fee waivers (excluding interest expense             1.77%   1.81%   1.81%    1.78%    1.71%/2/
  Before advisory/ administration fee waivers                                        2.45%   2.44%   2.22%    2.07%    2.09%/2/
 Ratios of net investment income to average net assets
  After advisory/ administration fee waivers                                         4.57%   4.87%   4.56%    4.48%    4.50%/2/
  Before advisory/ administration fee waivers                                        4.36%   4.66%   4.34%    4.22%    4.19%/2/
Portfolio turnover rate                                                               157%    131%    191%     291%     291%
                                                                                   --------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

[LOGO]


BlackRock
Intermediate Bond
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of Treasury, agency and corporate issues from the more comprehensive Lehman Brothers Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years.

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds that allow it to maintain an average portfolio duration (based on net assets) that is within (+/-)20% of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates categories of the bond market and individual securities within those categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
IMPORTANT DEFINITIONS Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional and Service Shares of the fund, which were first issued in September 1993. Investor A Shares were launched in May 1994, Investor B Shares were launched in February 1998 and Investor C Shares were launched in October 1998. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional, Service and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Service, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

           These returns assume payment of applicable sales charges.
                                    [CHART]

As of 12/31                   Investor A Shares
ANNUAL TOTAL RETURNS**


  94       95      96       97       98      99      00      01
 ----     ----    ----     ----     ----    ----    ----    ----
(3.37)%   14.10%  3.92%    7.11%    6.58%   0.51%   10.22%  8.38%


Best Quarter
Q3  '01:  4.87%

Worst Quarter
Q1  '94: (2.86)%


The bar for 1994 is based upon performance for Institutional Shares of the fund.



As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                          Since    Inception
                              1 Year  3 Years  5 Years  Inception     Date
Intermediate Bond; Inv A      4.03%   4.85%    5.64%     5.01%       09/17/93
Intermediate Bond; Inv B      2.96%   4.43%    5.58%     5.16%       09/17/93
Intermediate Bond; Inv C      6.45%   5.53%    5.92%     5.17%       09/17/93
LB Intermediate Govt./Cred.   8.96%   6.40%    7.09%     6.34%        N/A**
  *The chart and the table both assume reinvestment of dividends and distributions.
 **For comparative purposes, the value of the index on 9/30/93 is used as the
   beginning   value on 9/17/93.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                                           A Shares B Shares C Shares
         Maximum Sales Charge (Load)
          Imposed on Purchases*              4.0%     0.0%      0.0%
         (as percentage of offering price)
         Maximum Deferred Sales Charge
          (Load)                             0.0%     4.5%**   1.00%***
         (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                              A Shares  B Shares  C Shares
      Advisory fees                                .50%      .50%      .50%
      Distribution (12b-1) fees                    .10%      .75%      .75%
      Interest expense                             .32%      .32%      .32%
      Other expenses                               .77%      .77%      .77%
         Service fees                          .25%      .25%      .25%
         Processing fees                           .15%      .15%      .15%
         Other                                     .37%      .37%      .37%
      Total annual fund operating expenses        1.69%     2.34%     2.34%
      Fee waivers and expense reimbursements*      .30%      .20%      .20%
      Net expenses*                               1.39%     2.14%     2.14%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (excluding interest expense) (for Investor A Shares) and 1.82% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years 5 Years 10 Years
           A Shares*                  $536  $  883  $1,254   $2,294
           B Shares**
                 Redemption           $667  $1,061  $1,432   $2,423***
           B Shares
                 No Redemption        $217  $  711  $1,232   $2,423***
           C Shares**
                 Redemption           $317  $  711  $1,232   $2,661
           C Shares
                 No Redemption        $217  $  711  $1,232   $2,661

 *Reflects imposition of sales charge.
**Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                      Intermediate Bond Portfolio

                                                       INVESTOR A                             INVESTOR B
                                                         SHARES                                 SHARES
                                         -----------------------------------------------------------------------------
                                                                                                          For the
                                                                                                           Period
                                          Year    Year    Year    Year    Year    Year    Year    Year    2/5/98/1/
                                          Ended   Ended   Ended   Ended   Ended   Ended   Ended   Ended   through
                                         9/30/01 9/30/00 9/30/99 9/30/98 9/30/97 9/30/01 9/30/00 9/30/99  9/30/98
Net asset value at beginning of period   $ 9.12  $ 9.10  $ 9.67  $ 9.49  $ 9.32  $ 9.13  $ 9.10  $ 9.67    $ 9.51
                                         ------  ------  ------  ------  ------  ------  ------  ------    ------
Income from investment operations
 Net investment income                     0.52    0.53    0.52    0.53    0.53    0.45    0.47    0.45      0.29
 Net gain (loss) on investments (both
  realized and unrealized)                 0.61    0.02   (0.47)   0.23    0.17    0.61    0.02   (0.47)     0.21
                                         ------  ------  ------  ------  ------  ------  ------  ------    ------
    Total from investment operations       1.13    0.55    0.05    0.76    0.70    1.06    0.49   (0.02)     0.50
                                         ------  ------  ------  ------  ------  ------  ------  ------    ------
Less distributions
 Distributions from net investment
  income                                  (0.54)  (0.53)  (0.52)  (0.53)  (0.53)  (0.47)  (0.46)  (0.45)    (0.29)
 Distributions from net realized capital
  gains                                     - -     - -   (0.10)  (0.05)    - -     - -     - -   (0.10)    (0.05)
                                         ------  ------  ------  ------  ------  ------  ------  ------    ------
    Total distributions                   (0.54)  (0.53)  (0.62)  (0.58)  (0.53)  (0.47)  (0.46)  (0.55)    (0.34)
                                         ------  ------  ------  ------  ------  ------  ------  ------    ------
Net asset value at end of period         $ 9.71  $ 9.12  $ 9.10  $ 9.67  $ 9.49  $ 9.72  $ 9.13  $ 9.10    $ 9.67
                                         ======  ======  ======  ======  ======  ======  ======  ======    ======
Total return/3/                           12.58%   6.27%   0.62%   8.30%   7.89%  11.87%   5.60%  (0.13)%    7.83%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                             $7,106  $3,398  $2,387  $1,648  $1,116  $2,933  $1,071  $1,010    $  111
 Ratios of expenses to average net
  assets
   After advisory/administration fee
    waivers                                1.33%   1.95%   2.21%   2.22%   1.44%   2.05%   2.66%   2.81%     2.79%/2/
   After advisory/administration fee
    waivers (excluding interest
    expense)                               1.06%   1.08%   1.08%   1.06%   1.00%   1.80%   1.82%   1.79%     1.75%/2/
   Before advisory/administration fee
    waivers                                1.54%   2.16%   2.43%   2.49%   1.73%   2.25%   2.87%   3.02%     3.06%/2/
Ratios of net investment income to
 average net assets
 After advisory/administration fee
  waivers                                  5.44%   5.98%   5.70%   5.64%   5.70%   4.67%   5.19%   4.89%     4.50%/2/
 Before advisory/administration fee
  waivers                                  5.24%   5.76%   5.49%   5.37%   5.41%   4.47%   4.97%   4.68%     4.23%/2/
Portfolio turnover rate                     250%    199%    221%    221%    321%    250%    199%    221%      221%
                                         -----------------------------------------------------------------------------

                                                  INVESTOR C
                                                    SHARES
                                         -----------------------------
                                                          For the
                                                           Period
                                          Year    Year   10/16/98/1/
                                          Ended   Ended   through
                                         9/30/01 9/30/00  9/30/99
Net asset value at beginning of period   $ 9.14  $ 9.10    $ 9.65
                                         ------  ------    ------
Income from investment operations
 Net investment income                     0.45    0.46      0.43
 Net gain (loss) on investments (both
  realized and unrealized)                 0.60    0.04     (0.45)
                                         ------  ------    ------
    Total from investment operations       1.05    0.50     (0.02)
                                         ------  ------    ------
Less distributions
 Distributions from net investment
  income                                  (0.47)  (0.46)    (0.43)
 Distributions from net realized capital
  gains                                     - -     - -     (0.10)
                                         ------  ------    ------
    Total distributions                   (0.47)  (0.46)    (0.53)
                                         ------  ------    ------
Net asset value at end of period         $ 9.72  $ 9.14    $ 9.10
                                         ======  ======    ======
Total return/3/                           11.74%   5.71%    (0.18)%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                             $  885  $  475    $  420
 Ratios of expenses to average net
  assets
   After advisory/administration fee
    waivers                                2.11%   2.71%     2.81%/2/
   After advisory/administration fee
    waivers (excluding interest
    expense)                               1.81%   1.82%     1.82%/2/
   Before advisory/administration fee
    waivers                                2.31%   2.92%     3.02%/2/
Ratios of net investment income to
 average net assets
 After advisory/administration fee
  waivers                                  4.73%   5.20%     4.99%/2/
 Before advisory/administration fee
  waivers                                  4.53%   4.98%     4.77%/2/
Portfolio turnover rate                     250%    199%      221%
                                         ----------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

[LOGO]


BlackRock
Core Bond Total Return
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Brothers Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's.


Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the benchmark. The fund may invest up to 10% of its assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The fund management team evaluates several categories of the bond market and individual securities within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The Fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
IMPORTANT DEFINITIONS Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities market. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

These returns assume payment of applicable sales charges.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. Investor A Shares were launched in January 1996, Investor B Shares were launched in March 1996 and Investor C Shares were launched in February 1997. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.
                                    [CHART]

As of 12/31                   Investor A Shares
ANNUAL TOTAL RETURNS*

Best Quarter
Q2  '95:  5.87%

Worst Quarter
Q1  '94: (2.63)%

 93      94       95      96       97       98      99      00      01
----    ----     ----    ----     ----     ----    ----    ----    ----
9.69%  (2.33)%   18.18%  3.19%    8.51%    7.66%  (1.09)%  11.71%  7.80%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                             Since    Inception
                                1 Year  3 Years  5 Years   Inception     Date
                                ------  -------  -------   ---------     ----

Core Bond Total Return; Inv A    3.50%   4.57%   5.96%     6.38%       12/09/92
Core Bond Total Return; Inv B    2.62%   4.15%   5.71%     6.35%       12/09/92
Core Bond Total Return; Inv C    6.00%   5.22%   6.03%     6.35%       12/09/92
Lehman Aggregate                 8.44%   6.28%   7.43%     7.20%         N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service oranizations that provide shareholder account service and maintenance.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                           A Shares B Shares C Shares
         Maximum Sales Charge (Load)
          Imposed on Purchases*              4.0%     0.0%      0.0%
         (as percentage of offering price)
         Maximum Deferred Sales Charge
          (Load)                             0.0%     4.5%**   1.00%***
         (as percentage of offering price)

 *Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
             Advisory fees                  .48%     .48%     .48%
             Distribution (12b-1) fees      .10%     .75%     .75%
             Interest expense               .08%     .08%     .08%
             Other expenses                 .76%     .76%     .76%
                Service fees                .25%     .25%     .25%
                Processing fees             .15%     .15%     .15%
                Other                       .36%     .36%     .36%
             Total annual fund operating
              expenses                     1.42%    2.07%    2.07%
             Fee waivers and expense
              reimbursements*               .32%     .22%     .22%
             Net expenses*                 1.10%    1.85%    1.85%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.02% (excluding interest expense) (for Investor A Shares) and 1.77% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $508   $801   $1,116   $2,007
 B Shares**
       Redemption           $638   $978   $1,293   $2,138***
 B Shares
       No Redemption        $188   $628   $1,093   $2,138***
 C Shares**
       Redemption           $288   $628   $1,093   $2,383
 C Shares
       No Redemption        $188   $628   $1,093   $2,383

 *Reflects imposition of sales charge.
**Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative

Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                  Core Bond Total Return Portfolio

                                                                                   ------------------------------------------
                                                                                                  INVESTOR A
                                                                                                    SHARES

                                                                                    Year     Year    Year     Year    Year
                                                                                    Ended    Ended   Ended    Ended   Ended
                                                                                   9/30/01  9/30/00 9/30/99  9/30/98 9/30/97
Net asset value at beginning of period                                             $  9.36  $ 9.31  $10.12   $ 9.82  $ 9.55
                                                                                   -------  ------  ------   ------  ------
 Income from investment operations
 Net investment income                                                                0.52    0.55    0.53     0.55    0.58
 Net gain (loss) on investments (both realized and unrealized)                        0.63    0.05   (0.60)    0.40    0.26
                                                                                   -------  ------  ------   ------  ------
  Total from investment operations                                                    1.15    0.60   (0.07)    0.95    0.84
                                                                                   -------  ------  ------   ------  ------
Less distributions
 Distributions from net investment income                                            (0.52)  (0.54)  (0.52)   (0.56)  (0.57)
 Distributions from net realized capital gains                                         - -   (0.01)  (0.22)   (0.09)    - -
                                                                                   -------  ------  ------   ------  ------
    Total distributions                                                              (0.52)  (0.55)  (0.74)   (0.65)  (0.57)
                                                                                   -------  ------  ------   ------  ------
Net asset value at end of period                                                   $  9.99  $ 9.36  $ 9.31   $10.12  $ 9.82
                                                                                   =======  ======  ======   ======  ======
Total returns/3/                                                                     12.63%   5.89%  (0.64)%  10.04%   9.52%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $22,123  $6,977  $6,776   $5,108  $2,441
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                           1.07%   1.27%   1.41%    1.27%   1.36%
  After advisory/administration fee waivers (excluding interest expense)              1.02%   1.02%   1.03%    0.98%   1.01%
  Before advisory/administration fee waivers                                          1.28%   1.51%   1.66%    1.61%   1.65%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                           5.33%   5.98%   5.48%    5.49%   5.96%
  Before advisory/administration fee waivers                                          5.12%   5.74%   5.23%    5.15%   5.67%
Portfolio turnover rate                                                                304%    248%    328%     405%    441%
                                                                                   ------------------------------------------

                                                                                   ---------------------------------------------
                                                                                                    INVESTOR B
                                                                                                      SHARES

                                                                                    Year     Year     Year      Year     Year
                                                                                    Ended    Ended    Ended     Ended    Ended
                                                                                   9/30/01  9/30/00  9/30/99   9/30/98  9/30/97
Net asset value at beginning of period                                             $  9.35  $  9.31  $ 10.12   $  9.82  $ 9.55
                                                                                   -------  -------  -------   -------  ------
 Income from investment operations
 Net investment income                                                                0.46     0.48     0.46      0.47    0.51
 Net gain (loss) on investments (both realized and unrealized)                        0.62     0.04    (0.60)     0.40    0.26
                                                                                   -------  -------  -------   -------  ------
  Total from investment operations                                                    1.08     0.52    (0.14)     0.87    0.77
                                                                                   -------  -------  -------   -------  ------
Less distributions
 Distributions from net investment income                                            (0.45)   (0.47)   (0.45)    (0.48)  (0.50)
 Distributions from net realized capital gains                                         - -    (0.01)   (0.22)    (0.09)    - -
                                                                                   -------  -------  -------   -------  ------
    Total distributions                                                              (0.45)   (0.48)   (0.67)    (0.57)  (0.50)
                                                                                   -------  -------  -------   -------  ------
Net asset value at end of period                                                   $  9.98  $  9.35  $  9.31   $ 10.12  $ 9.82
                                                                                   =======  =======  =======   =======  ======
Total returns/3/                                                                     11.69%    5.89%   (1.38)%    9.20%   8.71%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $36,314  $12,189  $14,383   $11,734  $5,295
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                           1.81%    2.04%    2.15%     2.01%   2.17%
  After advisory/administration fee waivers (excluding interest expense)              1.75%    1.77%    1.77%     1.76%   1.75%
  Before advisory/administration fee waivers                                          2.02%    2.28%    2.41%     2.35%   2.46%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                           4.60%    5.26%    4.72%     4.78%   5.19%
  Before advisory/administration fee waivers                                          4.39%    5.02%    4.47%     4.44%   4.90%
Portfolio turnover rate                                                                304%     248%     328%      405%    441%
                                                                                   --------------------------------------------

                                                                                   ----------------------------------------------
                                                                                                    INVESTOR C
                                                                                                      SHARES

                                                                                                                      For the
                                                                                                                      Period
                                                                                    Year     Year    Year     Year   2/28/97/1/
                                                                                    Ended    Ended   Ended    Ended   through
                                                                                   9/30/01  9/30/00 9/30/99  9/30/98  9/30/97
Net asset value at beginning of period                                             $  9.35  $ 9.31  $10.12   $ 9.82   $ 9.64
                                                                                   -------  ------  ------   ------   ------
 Income from investment operations
 Net investment income                                                                0.46    0.47    0.47     0.47     0.29
 Net gain (loss) on investments (both realized and unrealized)                        0.63    0.05   (0.61)    0.40     0.17
                                                                                   -------  ------  ------   ------   ------
  Total from investment operations                                                    1.09    0.52   (0.14)    0.87     0.46
                                                                                   -------  ------  ------   ------   ------
Less distributions
 Distributions from net investment income                                            (0.45)  (0.47)  (0.45)   (0.48)   (0.28)
 Distributions from net realized capital gains                                         - -   (0.01)  (0.22)   (0.09)     - -
                                                                                   -------  ------  ------   ------   ------
    Total distributions                                                              (0.45)  (0.48)  (0.67)   (0.57)   (0.28)
                                                                                   -------  ------  ------   ------   ------
Net asset value at end of period                                                   $  9.99  $ 9.35  $ 9.31   $10.12   $ 9.82
                                                                                   =======  ======  ======   ======   ======
Total returns/3/                                                                     11.80%   6.00%  (1.38)%   9.20%    4.82%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $21,678  $2,911  $6,762   $2,035   $  128
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                           1.79%   2.07%   2.16%    1.90%    1.93%/2/
  After advisory/administration fee waivers (excluding interest expense)              1.75%   1.77%   1.76%    1.73%    1.74%/2/
  Before advisory/administration fee waivers                                          2.00%   2.31%   2.40%    2.24%    2.22%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                           4.56%   5.20%   4.81%    4.75%    5.22%/2/
  Before advisory/administration fee waivers                                          4.35%   4.96%   4.56%    4.41%    4.93%/2/
Portfolio turnover rate                                                                304%    248%    328%     405%     441%
                                                                                   ---------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

[LOGO]


BlackRock
Core PLUS Total Return
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.
 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.
 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
 High Yield Bond: Sometimes referred to as "junk bonds" these are debt securities, which are rated less than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.



Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund invests at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within (+/-) 20% of the duration of the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), bonds denominated in foreign currencies and bonds of foreign (including emerging market) issuers.

The fund management team evaluates several categories of the bond market and individual securities within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price

                             IMPORTANT DEFINITIONS


 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Brothers Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody's or Standard & Poor's.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund may invest up to 20% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased for investing in emerging market countries. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This mean that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage.The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund.

Shareholder Fees (Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              4.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**   1.00%***
 (as percentage of offering price)

 *Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***Thereis no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                      A Shares B Shares C Shares
 Advisory fees                           .50%     .50%     .50%
 Distribution (12b-1) fees               .10%     .75%     .75%
 Other expenses1                         .86%     .86%     .86%
    Service fees                         .25%     .25%     .25%
    Processing fees                      .15%     .15%     .15%
    Other                                .46%     .46%     .46%
 Total annual fund operating expenses   1.46%    2.11%    2.11%
 Fee waivers and expense
  reimbursements*                        .44%     .34%     .34%
 Net expenses*                          1.02%    1.77%    1.77%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.02% (for Investor A Shares) and 1.77% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.
/1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years
 A Shares*                  $500   $802
 B Shares**
       Redemption           $630   $978
 B Shares
       No Redemption        $180   $628
 C Shares**
       Redemption           $280   $628
 C Shares
       No Redemption        $180   $628

 *Reflects imposition of sales charge.
**Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith

These returns assume payment of applicable sales charges.

Anderson, Scott Amero and Rajiv Sobti have been portfolio co-managers since the fund's inception.

Fund Performance
The chart and table below reflect the fund's performance for Investor A Shares (in the charts) and for Investor A, B and C Shares (in the table). Since the fund was recently organized and commenced operations on December 7, 2001, the information reflects approximately three weeks of operations. Accordingly, the information presented may not provide a meaningful picture of the fund's performance. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, the return would be less than that shown.


                                    [CHART]


Since Inception (12/7/2001) to 12/31/2001

                                TOTAL RETURN

                     Lehman Brothers
Investor A Shares    Aggregate Index
      0.99%                0.86%

Average Total Return
                                          Inception
                                         (12/7/2001)
                                              to
                                          12/31/2001
                                          ----------
Core PLUS Total Return; Investor A..........(3.09)%
Core PLUS Total Return; Investor B..........(3.51)%
Core PLUS Total Return; Investor C.......... 0.99%
Lehnman Brothers Aggregate Index............ 0.86%

Past Performance of Institutional Accounts
The investment results shown below represent the historical performance of certain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, policies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund.

                                    [CHART]
                              Net Annualized Returns
                              As Of December 31, 2001

                                     Institutional      Lehman Brothers
                                        Accounts        Aggregate Index
One Year 12/31/2000-12/31/2001            8.49%              8.44%
Three Years 12/31/1998-12/31/2001         6.42%              6.28%
Since Inception 3/31/1998-12/31/2000      6.98%              6.91%

Note:The performance results have been reduced by the maximum possible investmentadvisory fees charged to the BFM institutional accounts during the period underconsideration. Actual investment advisory fees paid by individual institutionalaccounts may vary.

The performance information is provided to illustrate the past performance of BFM in managing substantially similar institutional accounts and does not represent the performance of the fund, which has a limited history of investment operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

The data represents accounts with assets as of December 31, 2001 of $8.3 billion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

The performance numbers above reflect the deductions for investment advisory fees, and are net of all transaction costs. The performance numbers do not reflect custodian fees. If such custodian fees were deducted, the performance of the institutional accounts would be less than the performance shown. The performance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 2001.

The index used for comparison is the Lehman Brothers Aggregate Index, an unmanaged index with no expenses, which is comprised of more than 5,000 taxable investment grade bonds rated by Moody's or Standard and Poor's.

The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission and AIMR methodology for calculating performance could result in different performance data for identical time periods.

[LOGO]


BlackRock
Government Income
Portfolio


                             IMPORTANT DEFINITIONS

 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Collateralized Mortgage Obligations (CMO): Are Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

 Commercial Mortgage-Backed Securities (CMBS): A fixed-income security that is backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

 Lehman Mortgage/10 Year Treasury Index: An unmanaged index comprised of 50% allocation to the mortgage component of the Lehman Brothers Aggregate Index and a 50% allocation of the Merrill Lynch 10 year Treasury Index

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (including CMOs), asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Mortgage/10 Year Treasury Index (the benchmark).

If a security falls below the highest rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

IMPORTANT DEFINITIONS Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are supported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivative and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Mortgage/10 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor C Shares were launched is based upon performance for Investor B Shares of the fund. Investor C Shares were launched in February 1997.

                                    [CHART]

As of 12/31                   Investor A Shares
ANNUAL TOTAL RETURNS*


 95      96       97       98      99      00      01
----    ----     ----     ----    ----    ----    ----
18.99%  3.41%    10.52%   8.00%  (2.26)%  13.44%  9.14%


Best Quarter
Q3   '01:   6.97%

Worst Quarter
Q1   '96:  (1.94)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                            Since     Inception
                            1 Year    3 Years   5 Years    Inception      Date
Government Income; Inv A    4.22%      4.93%     6.64%     7.56%      10/03/94
Government Income; Inv B    3.73%      4.68%     6.50%     7.44%      10/03/94
Government Income; Inv C    7.13%      5.71%     6.79%     7.42%      10/03/94
Leh. Mtg./10 Yr. Tsy.       6.25%      5.10%     7.07%     8.03%        N/A

 *The chart and the table both assume reinvestment of dividends and distributions.
These terms assume payment of applicable sales charges.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              4.5%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**   1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
 Advisory fees                              .50%     .50%     .50%
 Distribution (12b-1) fees                  .10%     .75%     .75%
 Interest expense                           .27%     .27%     .27%
 Other expenses                             .86%     .86%     .86%
    Service fees                            .25%     .25%     .25%
    Processing fees                         .15%     .15%     .15%
    Other                                   .46%     .46%     .46%
 Total annual fund operating expenses      1.73%    2.38%    2.38%
 Fee waivers and expense reimbursements*    .39%     .29%     .29%
 Net expenses*                             1.34%    2.09%    2.09%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (excluding interest expense) (for Investor A Shares) and 1.82% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $580  $  934  $1,311  $2,368
 B Shares**
       Redemption           $662  $1,065  $1,444  $2,457***
 B Shares
       No Redemption        $212  $  715  $1,244  $2,457***
 C Shares**
       Redemption           $312  $  715  $1,244  $2,694
 C Shares
       No Redemption        $212  $  715  $1,244  $2,694

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Rajiv Sobti has been a member of the team managing the fund since 1998 and Andrew Phillips since 1995. Both have been portfolio co-managers since 1999.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

               Government Income Portfolio

                                                               ------------------------------------------------------------
                                                                              INVESTOR A
                                                                                SHARES
                                                               ------------------------------------------------------------
                                                                Year     Year    Year     Year    Year    Year     Year
                                                                Ended    Ended   Ended    Ended   Ended   Ended    Ended
                                                               9/30/01  9/30/00 9/30/99  9/30/98 9/30/97 9/30/01  9/30/00
Net asset value at beginning of period                         $ 10.03  $ 9.92  $10.84   $10.49  $10.20  $ 10.03  $  9.92
                                                               -------  ------  ------   ------  ------  -------  -------
Income from investment operations
 Net investment income                                            0.55    0.56    0.55     0.53    0.73     0.47     0.49
 Net gain (loss) on investments (both realized and unrealized)    0.95    0.13   (0.70)    0.54    0.30     0.94     0.13
                                                               -------  ------  ------   ------  ------  -------  -------
    Total from investment operations                              1.50    0.69   (0.15)    1.07    1.03     1.41     0.62
                                                               -------  ------  ------   ------  ------  -------  -------
Less distributions
 Distributions from net investment income                        (0.53)  (0.54)  (0.54)   (0.61)  (0.74)   (0.45)   (0.47)
 Distributions in excess of
  net investment income                                          (0.01)    - -     - -      - -     - -    (0.01)     - -
 Distributions from capital                                        - -   (0.04)  (0.07)     - -     - -      - -    (0.04)
 Distributions from net realized capital gains                     - -     - -   (0.16)   (0.11)    - -      - -      - -
                                                               -------  ------  ------   ------  ------  -------  -------
    Total distributions                                          (0.54)  (0.58)  (0.77)   (0.72)  (0.74)   (0.46)   (0.51)
                                                               -------  ------  ------   ------  ------  -------  -------
Net asset value at end of period                               $ 10.99  $10.03  $ 9.92   $10.84  $10.49  $ 10.98  $ 10.03
                                                               =======  ======  ======   ======  ======  =======  =======
Total return/3/                                                  15.36%   7.27%  (1.40)%  11.13%  10.48%   14.41%    6.48%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                    $12,040  $5,716  $6,713   $6,045  $4,876  $29,936  $24,608
 Ratios of expenses to average net assets
   After advisory/ administration fee waivers                     1.31%   2.43%   1.96%    1.46%   1.41%    2.10%    3.25%
   After advisory/ administration fee waivers (excluding
    interest expense)                                             1.06%   1.06%   1.07%    1.05%   1.02%    1.82%    1.82%
   Before advisory/ administration fee waivers                    1.60%   2.77%   2.32%    2.04%   2.13%    2.39%    3.60%
Ratios of net investment income to average net assets
   After advisory/ administration fee waivers                     5.16%   5.71%   5.30%    5.45%   7.63%    4.52%    5.05%
   Before advisory/ administration fee waivers                    4.87%   5.37%   4.94%    4.87%   6.91%    4.23%    4.71%
Portfolio turnover rate                                            849%    168%    195%     477%    393%     849%     168%
                                                               ------------------------------------------------------------




                                                                Year      Year     Year
                                                                Ended     Ended    Ended
                                                               9/30/99   9/30/98  9/30/97
Net asset value at beginning of period                         $ 10.84   $ 10.49  $ 10.20
                                                               -------   -------  -------
Income from investment operations
 Net investment income                                            0.47      0.54     0.66
 Net gain (loss) on investments (both realized and unrealized)   (0.70)     0.50     0.30
                                                               -------   -------  -------
    Total from investment operations                             (0.23)     1.04     0.96
                                                               -------   -------  -------
Less distributions
 Distributions from net investment income                        (0.46)    (0.58)   (0.67)
 Distributions in excess of
  net investment income                                            - -       - -      - -
 Distributions from capital                                      (0.07)      - -      - -
 Distributions from net realized capital gains                   (0.16)    (0.11)     - -
                                                               -------   -------  -------
    Total distributions                                          (0.69)    (0.69)   (0.67)
                                                               -------   -------  -------
Net asset value at end of period                               $  9.92   $ 10.84  $ 10.49
                                                               =======   =======  =======
Total return/3/                                                  (2.14)%   10.31%    9.66%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                    $34,753   $25,165  $14,796
 Ratios of expenses to average net assets
   After advisory/ administration fee waivers                     2.72%     2.01%    2.14%
   After advisory/ administration fee waivers (excluding
    interest expense)                                             1.81%     1.80%    1.77%
   Before advisory/ administration fee waivers                    3.08%     2.59%    2.86%
Ratios of net investment income to average net assets
   After advisory/ administration fee waivers                     4.55%     4.82%    6.89%
   Before advisory/ administration fee waivers                    4.19%     4.24%    6.17%
Portfolio turnover rate                                            195%      477%     393%
                                                               ---------------------------

                                                               ---------------------------------------------
                                                                                INVESTOR C
                                                                                  SHARES
                                                               ---------------------------------------------
                                                                                                 For the
                                                                                                 Period
                                                                Year    Year    Year     Year   2/28/97/1/
                                                                Ended   Ended   Ended    Ended   through
                                                               9/30/01 9/30/00 9/30/99  9/30/98  9/30/97
Net asset value at beginning of period                         $10.02  $ 9.92  $10.84   $10.49   $10.30
                                                               ------  ------  ------   ------   ------
Income from investment operations
 Net investment income                                           0.47    0.49    0.47     0.51     0.37
 Net gain (loss) on investments (both realized and unrealized)   0.94    0.12   (0.70)    0.53     0.20
                                                               ------  ------  ------   ------   ------
    Total from investment operations                             1.41    0.61   (0.23)    1.04     0.57
                                                               ------  ------  ------   ------   ------
Less distributions
 Distributions from net investment income                       (0.45)  (0.47)  (0.46)   (0.58)   (0.38)
 Distributions in excess of
  net investment income                                         (0.01)    - -     - -      - -      - -
 Distributions from capital                                       - -   (0.04)  (0.07)     - -      - -
 Distributions from net realized capital gains                    - -     - -   (0.16)   (0.11)     - -
                                                               ------  ------  ------   ------   ------
    Total distributions                                         (0.46)  (0.51)  (0.69)   (0.69)   (0.38)
                                                               ------  ------  ------   ------   ------
Net asset value at end of period                               $10.97  $10.02  $ 9.92   $10.84   $10.49
                                                               ======  ======  ======   ======   ======
Total return/3/                                                 14.42%   6.38%  (2.14)%  10.31%    5.64%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                    $3,589  $1,279  $2,435   $1,551   $  849
 Ratios of expenses to average net assets
   After advisory/ administration fee waivers                    2.04%   3.29%   2.70%    2.14%    3.24%/2/
   After advisory/ administration fee waivers (excluding
    interest expense)                                            1.80%   1.82%   1.81%    1.80%    1.70%/2/
   Before advisory/ administration fee waivers                   2.33%   3.64%   3.06%    2.72%    3.96%/2/
Ratios of net investment income to average net assets
   After advisory/ administration fee waivers                    4.41%   5.10%   4.52%    4.64%    5.57%/2/
   Before advisory/ administration fee waivers                   4.12%   4.76%   4.16%    4.06%    4.85%/2/
Portfolio turnover rate                                           849%    168%    195%     477%     393%
                                                               --------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

[LOGO]


BlackRock
GNMA
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

 GNMA Securities: Securities issued by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors. GNMA securities are backed by the full faith and credit of the U.S. Government.

 Lehman GNMA Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.


Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality.

Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may

                             IMPORTANT DEFINITIONS


 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

These returns assume payment of applicable sales charge.
                                    [CHART]

As of 12/31                   Investor A Shares
ANNUAL TOTAL RETURNS*

 92     93      94      95      96      97       98      99      00      01
----   ----    ----    ----    ----    ----     ----    ----    ----    ----
6.22%  7.36%  (3.99)%  17.18%  4.23%   9.19%    7.05%  (0.19)%  11.67%  9.50%


Best Quarter
Q3 '01: 4.59%

Worst Quarter
Q1 '94:(3.77)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                                Inception
                        1 Year   3 Years   5 Years   10 Years      Date
GNMA; Inv A             5.16%     5.42%    6.49%      6.24%      05/31/90
GNMA; Inv B             4.12%     4.89%    6.18%      5.02%      05/31/90
GNMA; Inv C             7.63%     5.91%    6.47%      5.84%      05/31/90
Lehman GNMA Index       8.22%     7.02%    7.49%      7.17%        N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              4.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**   1.00%***
 (as percentage of offering price)

 *Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
 Advisory fees                              .55%     .55%     .55%
 Distribution (12b-1) fees                  .10%     .75%     .75%
 Interest expense                           .74%     .74%     .74%
 Other expenses                             .84%     .84%     .84%
    Service fees                            .25%     .25%     .25%
    Processing fees                         .15%     .15%     .15%
    Other                                   .44%     .44%     .44%
 Total annual fund operating expenses      2.23%    2.88%    2.88%
 Fee waivers and expense reimbursements*    .42%     .32%     .32%
 Net expenses*                             1.81%    2.56%    2.56%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (excluding interest expense) (for Investor A Shares) and 1.82% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $577  $1,031  $1,510   $2,831
 B Shares**
       Redemption           $709  $1,212  $1,690   $2,956***
 B Shares
       No Redemption        $259  $  862  $1,490   $2,956***
 C Shares**
       Redemption           $359  $  862  $1,490   $3,182
 C Shares
       No Redemption        $259  $  862  $1,490   $3,182

 *Reflects imposition of sales charge.
**Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Rajiv Sobti and Andrew Phillips have been members of the team managing the fund since 1998 and portfolio co-managers since 1999.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                  GNMA Portfolio

                                                                 INVESTOR A                           INVESTOR B
                                                                   SHARES                               SHARES
                                                     -------------------------------------------------------------------------
                                                                              For the                              For the
                                                                              Period                               Period
                                                      Year    Year    Year   5/18/98/1/   Year    Year    Year    5/18/98/1/
                                                      Ended   Ended   Ended   through     Ended   Ended   Ended    through
                                                     9/30/01 9/30/00 9/30/99  9/30/98    9/30/01 9/30/00 9/30/99   9/30/98
Net asset value at beginning of period               $ 9.71  $ 9.61  $10.11   $10.00     $ 9.71  $ 9.61  $10.11    $10.00
                                                     ------  ------  ------   ------     ------  ------  ------    ------
Income from investment operations
 Net investment income                                 0.59    0.56    0.56     0.20       0.51    0.49    0.48      0.17
 Net gain (loss) on investments (both realized
  and unrealized)                                      0.60    0.15   (0.49)    0.11       0.58    0.15   (0.49)     0.11
                                                     ------  ------  ------   ------     ------  ------  ------    ------
    Total from investment operations                   1.19    0.71    0.07     0.31       1.09    0.64   (0.01)     0.28
                                                     ------  ------  ------   ------     ------  ------  ------    ------
Less distributions
 Distributions from net investment income             (0.58)  (0.57)  (0.55)   (0.20)     (0.51)  (0.50)  (0.47)    (0.17)
 Distributions in excess of net investment income       - -   (0.02)    - -      - -        - -   (0.02)    - -       - -
 Distributions from net realized capital gains          - -   (0.02)  (0.02)     - -        - -   (0.02)  (0.02)      - -
                                                     ------  ------  ------   ------     ------  ------  ------    ------
    Total distributions                               (0.58)  (0.61)  (0.57)   (0.20)     (0.51)  (0.54)  (0.49)    (0.17)
                                                     ------  ------  ------   ------     ------  ------  ------    ------
Net asset value at end of period                     $10.32  $ 9.71  $ 9.61   $10.11     $10.29  $ 9.71  $ 9.61    $10.11
                                                     ======  ======  ======   ======     ======  ======  ======    ======
Total return/3/                                       12.74%   7.18%   0.67%    3.12%     11.48%   6.39%  (0.09)%    2.85%
Ratios/Supplemental data
 Net assets at end of period (in thousands)          $3,672  $1,882  $1,106   $  535     $4,936  $  335  $  229    $  166
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers           1.81%   1.98%   1.37%    1.10%/2/   2.53%   2.71%   2.08%     1.73%/2/
  After advisory/ administration fee waivers
    (excluding interest expense)                       1.07%   1.08%   1.08%    1.06%/2/   1.77%   1.81%   1.81%     1.70%/2/
  Before advisory/ administration fee waivers          2.13%   2.33%   1.69%    1.47%/2/   2.83%   3.06%   2.43%     2.10%/2/
 Ratios of net investment income to average net
  assets
  After advisory/ administration fee waivers           5.87%   6.06%   5.76%    5.65%/2/   4.77%   5.24%   4.94%     4.50%/2/
  Before advisory/ administration fee waivers          5.55%   5.70%   5.44%    5.28%/2/   4.46%   4.89%   4.59%     4.13%/2/
Portfolio turnover rate                                 773%    184%    124%      56%       773%    184%    124%       56%
                                                     -------------------------------------------------------------------------

                                                                  INVESTOR C
                                                                    SHARES
                                                     -------------------------------------
                                                                               For the
                                                                               Period
                                                      Year    Year    Year    5/18/98/1/
                                                      Ended   Ended   Ended    through
                                                     9/30/01 9/30/00 9/30/99   9/30/98
Net asset value at beginning of period               $ 9.68  $ 9.61  $10.11    $10.00
                                                     ------  ------  ------    ------
Income from investment operations
 Net investment income                                 0.51    0.50    0.48      0.23
 Net gain (loss) on investments (both realized
  and unrealized)                                      0.59    0.11   (0.49)     0.05
                                                     ------  ------  ------    ------
    Total from investment operations                   1.10    0.61   (0.01)     0.28
                                                     ------  ------  ------    ------
Less distributions
 Distributions from net investment income             (0.51)  (0.50)  (0.47)    (0.17)
 Distributions in excess of net investment income       - -   (0.02)    - -       - -
 Distributions from net realized capital gains          - -   (0.02)  (0.02)      - -
                                                     ------  ------  ------    ------
    Total distributions                               (0.51)  (0.54)  (0.49)    (0.17)
                                                     ------  ------  ------    ------
Net asset value at end of period                     $10.27  $ 9.68  $ 9.61    $10.11
                                                     ======  ======  ======    ======
Total return/3/                                       11.62%   6.39%  (0.09)%    2.85%
Ratios/Supplemental data
 Net assets at end of period (in thousands)          $1,225  $   29  $   24    $  - -
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers           2.48%   2.69%   2.16%     0.57%/2/
  After advisory/ administration fee waivers
    (excluding interest expense)                       1.75%   1.81%   1.71%     0.57%/2/
  Before advisory/ administration fee waivers          2.79%   3.04%   2.50%     0.94%/2/
 Ratios of net investment income to average net
  assets
  After advisory/ administration fee waivers           4.64%   5.33%   5.15%     5.26%/2/
  Before advisory/ administration fee waivers          4.33%   4.98%   4.81%     4.90%/2/
Portfolio turnover rate                                 773%    184%    124%       56%
                                                     ------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

[LOGO]


BlackRock
Managed Income
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Brothers Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's.

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the Lehman Brothers Aggregate Index (the benchmark). The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or

                             IMPORTANT DEFINITIONS


 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-backed securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

These returns assume payment of applicable sales charges.


Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A and B Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares of the fund, which was first issued in November 1989. Investor A Shares were launched in February 1992, Investor B Shares were launched in July 1997 and Investor C Shares were launched in May 1999. The performance for Investor B Shares for the period before they were launched is based upon performance for Institutional and Investor A Shares and the performance for Investor C Shares for the period before they were launched is based upon performance for Institutional, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Institutional Shares. Also, the actual return of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.


                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q3  '91  :    5.78%
Worst Quarter
Q1  '94  :    3.50%

The bar for 1992
is based upon
performance for
Institutional Shares
of the fund.

1992     1993    1994     1995    1996     1997    1998    1999    2000   2001
----     ----    ----     ----    ----     ----    ----    ----    ----   ----
5.91     11.50  -4.90    16.94    2.95     8.95    6.79   -1.08   11.52   8.06

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                                     Inception
                              1 Year   3 Years   5 Years  10 Years      Date
                              ------   -------   -------  --------      ----
Managed Income; Inv A         3.20%     4.42%    5.78%    6.00%      11/01/89
Managed Income; Inv B         2.87%     4.18%    5.76%    5.02%      11/01/89
Managed Income; Inv C         6.17%     5.08%    5.98%    6.10%      11/01/89
Lehman Aggregate              8.44%     6.28%    7.43%    7.23%        N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              4.5%     0.0%        0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge       0.0%    4.5%**  1.00%***
   (Load)
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                      A Shares B Shares C Shares
 Advisory fees                           .49%     .49%     .49%
 Distribution (12b-1) fees               .10%     .75%     .75%
 Interest expense                        .41%     .41%     .41%
 Other expenses                          .75%     .75%     .75%
    Service fees                         .25%     .25%     .25%
    Processing fees                      .15%     .15%     .15%
    Other                                .35%     .35%     .35%
 Total annual fund operating expenses   1.75%    2.40%    2.40%
 Fee waivers and expense
  reimbursements*                        .22%     .12%     .12%
 Net expenses*                          1.53%    2.28%    2.28%

  *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.12% (excluding interest expense) (for Investor A Shares) and 1.87% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $599  $   956 $ 1,337 $ 2,402
 B Shares**
       Redemption           $681  $ 1,087 $ 1,470 $ 2,491***
 B Shares
       No Redemption        $231  $   737 $ 1,270 $ 2,491***
 C Shares**
       Redemption           $331  $   737 $ 1,270 $ 2,727
 C Shares
       No Redemption        $231  $   737 $ 1,270 $ 2,727

 *Reflects imposition of sales charge.
**Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1990 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                     Managed Income Portfolio

                                       ------------------------------------------------------------------------------------------
                                                        INVESTOR A                                   INVESTOR B
                                                          SHARES                                       SHARES
                                       ------------------------------------------------------------------------------------------
                                                                                                                      For the
                                                                                                                      Period
                                        Year     Year     Year     Year     Year     Year    Year    Year     Year   7/15/97/1/
                                        Ended    Ended    Ended    Ended    Ended    Ended   Ended   Ended    Ended   through
                                       9/30/01  9/30/00  9/30/99  9/30/98  9/30/97  9/30/01 9/30/00 9/30/99  9/30/98  9/30/97
Net asset value at beginning of period $  9.92  $  9.92  $ 10.64  $ 10.41  $ 10.09  $ 9.92  $ 9.92  $10.64   $10.41   $10.39
                                       -------  -------  -------  -------  -------  ------  ------  ------   ------   ------
Income from investment operations
 Net investment income                    0.56     0.59     0.58     0.59     0.65    0.49    0.51    0.50     0.52     0.09
 Net gain (loss) on investments
  (both realized and unrealized)          0.68     0.01    (0.57)    0.29     0.31    0.68    0.02   (0.57)    0.29     0.02
                                       -------  -------  -------  -------  -------  ------  ------  ------   ------   ------
   Total from investment operations       1.24     0.60     0.01     0.88     0.96    1.17    0.53   (0.07)    0.81     0.11
                                       -------  -------  -------  -------  -------  ------  ------  ------   ------   ------
Less distributions
 Distributions from net investment
  income                                 (0.56)   (0.58)   (0.58)   (0.60)   (0.64)  (0.49)  (0.51)  (0.50)   (0.53)   (0.09)
 Distributions from net realized
  capital gains                            - -    (0.02)   (0.15)   (0.05)     - -     - -   (0.02)  (0.15)   (0.05)     - -
                                       -------  -------  -------  -------  -------  ------  ------  ------   ------   ------
   Total distributions                   (0.56)   (0.60)   (0.73)   (0.65)   (0.64)  (0.49)  (0.53)  (0.65)   (0.58)   (0.09)
                                       -------  -------  -------  -------  -------  ------  ------  ------   ------   ------
Net asset value at end of period       $ 10.60  $  9.92  $  9.92  $ 10.64  $ 10.41  $10.60  $ 9.92  $ 9.92   $10.64   $10.41
                                       =======  =======  =======  =======  =======  ======  ======  ======   ======   ======
Total return/3/                          12.86%    6.35%    0.09%    8.74%    9.74%  12.03%   5.56%  (0.66)%   7.94%    1.35%
Ratios/Supplemental data
Net assets at end of period (in
 thousands)                            $20,196  $16,936  $15,092  $14,897  $15,230  $7,981  $4,831  $5,818   $4,639   $  468
Ratios of expenses to average net
 assets
 After advisory/administration fee
  waivers                                 1.50%    1.77%    1.93%    1.90%    1.41%   2.21%   2.53%   2.68%    2.43%    2.14%/2/
 After advisory/administration fee
  waivers
  (excluding interest expense)            1.13%    1.12%    1.12%    1.10%    1.05%   1.87%   1.87%   1.87%    1.82%    1.31%/2/
 Before advisory/administration fee
  waivers                                 1.61%    1.89%    2.04%    2.08%    1.66%   2.33%   2.64%   2.80%    2.61%    2.39%/2/
Ratios of net investment income to
 average net assets
 After advisory/administration fee
  waivers                                 5.46%    6.03%    5.62%    5.64%    6.18%   4.70%   5.23%   4.88%    4.71%    3.85%/2/
 Before advisory/administration fee
  waivers                                 5.34%    5.92%    5.50%    5.46%    5.93%   4.59%   5.12%   4.77%    4.53%    3.60%/2/
Portfolio turnover rate                    262%     205%     239%     376%     428%    262%    205%    239%     376%     428%
                                       ------------------------------------------------------------------------------------------

                                       ---------------------------------
                                                  INVESTOR C
                                                    SHARES
                                       ---------------------------------
                                                For the      For the
                                                 Period      Period
                                        Year   11/22/99/4/  5/19/99/1/
                                        Ended   through      through
                                       9/30/01  9/30/00      9/30/99
Net asset value at beginning of period $ 9.91    $ 9.92      $10.14
                                       ------    ------      ------
Income from investment operations
 Net investment income                   0.49      0.44        0.08
 Net gain (loss) on investments
  (both realized and unrealized)         0.66     (0.02)      (0.22)
                                       ------    ------      ------
   Total from investment operations      1.15      0.42       (0.14)
                                       ------    ------      ------
Less distributions
 Distributions from net investment
  income                                (0.49)    (0.43)      (0.08)
 Distributions from net realized
  capital gains                           - -       - -         - -
                                       ------    ------      ------
   Total distributions                  (0.49)    (0.43)      (0.08)
                                       ------    ------      ------
Net asset value at end of period       $10.57    $ 9.91      $ 9.92
                                       ======    ======      ======
Total return/3/                         11.84%     4.91%        - -
Ratios/Supplemental data
Net assets at end of period (in
 thousands)                            $  345    $   31      $  - -/5/
Ratios of expenses to average net
 assets
 After advisory/administration fee
  waivers                                2.03%     2.36%/2/    2.53%/2/
 After advisory/administration fee
  waivers
  (excluding interest expense)           1.86%     1.78%/2/    1.79%/2/
 Before advisory/administration fee
  waivers                                2.14%     2.47%/2/    2.64%/2/
Ratios of net investment income to
 average net assets
 After advisory/administration fee
  waivers                                4.59%     5.25%/2/    4.93%/2/
 Before advisory/administration fee
  waivers                                4.48%     5.14%/2/    4.82%/2/
Portfolio turnover rate                   262%      205%        239%
                                       --------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected. /4/Reissuance of shares.
/5/There were no Investor C shares outstanding as of September 30, 1999.

[LOGO]


BlackRock
International Bond
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

 Salomon Smith Barney Non-U.S. World Government Bond Index (Hedged): An unmanaged index that tracks the performance of 13 government bond markets:
 Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.

Investment Goal
Until February 28, 2002, the fund's investment goal is to seek current income consistent with the preservation of capital. As of March 1, 2002, the fund's investment goal is to seek to realize a total return that exceeds that of the Salomon Smith Barney Non-U.S. World Government Bond Index (Hedged) (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of foreign issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in foreign currencies, usually in order to hedge itself against foreign currency risk; however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

                             IMPORTANT DEFINITIONS


 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.






The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign secu-
 rities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse purchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Smith Barney Non-U.S. World Government Bond Index (Hedged), a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A and B Shares were launched is based upon performance for Service Shares of the fund, which were first issued in July 1991. Investor A and B Shares were launched in April 1996 and Investor C Shares were launched in September 1996. The performance for Investor C Shares for the period before they were launched is based on performance for Service and Investor B Shares. The actual return of Investor A and B Shares would have been lower than shown because Investor A and B Shares have higher expenses than Service Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.

These returns assume payment of applicable sales charges.
                                    [CHART]

As of 12/31                   Investor A Shares
ANNUAL TOTAL RETURNS*


 92      93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
6.17%   15.31% (3.71)%  20.02%  10.26%  9.75%   10.96%  0.01%   11.17%  7.50%


Best Quarter
Q1 '95:  8.40%

Worst Quarter
Q2 '94: (2.06)%


The bars for 1992-1996 are based upon performance for Service Shares of the fund.


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                                     Inception
                                1 Year  3 Years  5 Years  10 Years     Date
International Bond; Inv A       2.10%    4.32%   6.70%    8.05%      07/01/91
International Bond; Inv B       2.21%    4.27%   6.69%    7.67%      07/01/91
International Bond; Inv C       5.70%    5.39%   7.03%    8.10%      07/01/91
SSB Non-U.S. WGBI (Hedged)      6.10%    6.16%   8.19%    8.68%        N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                        A Shares B Shares C Shares
 Maximum Sales Charge (Load) Imposed on
  Purchases*                              5.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge (Load)     0.0%     4.5%**   1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
 Advisory fees                              .55%     .55%     .55%
 Distribution (12b-1) fees                  .10%     .75%     .75%
 Interest expense                          1.55%    1.55%    1.55%
 Other expenses                             .80%     .80%     .80%
    Service fees                            .25%     .25%     .25%
    Processing fees                         .15%     .15%     .15%
    Other                                   .40%     .40%     .40%
 Total annual fund operating expenses      3.00%    3.65%    3.65%
 Fee waivers and expense reimbursements*    .10%      --       --
 Net expenses*                             2.90%    3.65%    3.65%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.50% (excluding interest expense) (for Investor A Shares) and 2.25% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                            1 Year 3 Years 5 Years 10 Years
 A Shares*                                   $778  $1,372  $1,990   $3,645
 B Shares**
      Redemption                             $817  $1,467  $2,088   $3,697***
 B Shares
      No Redemption                          $367  $1,117  $1,888   $3,697***
 C Shares**
      Redemption                             $467  $1,117  $1,888   $3,906
 C Shares
      No Redemption                          $367  $1,117  $1,888   $3,906

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Keith Anderson, Managing Director of BFM since 1988. Prior to joining BFM, Andrew Gordon was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston from 1986 to 1994. Andrew Gordon has been a member of the team managing the fund since 1997, and Keith Anderson since 1996. Andrew Gordon has been a portfolio co-manager since 1997, and Keith Anderson since 1999.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                             International Bond Portfolio

                                                                                   -----------------------------------------
                                                                                                  INVESTOR A
                                                                                                    SHARES
                                                                                   -----------------------------------------
                                                                                    Year     Year    Year    Year    Year
                                                                                    Ended    Ended   Ended   Ended   Ended
                                                                                   9/30/01  9/30/00 9/30/99 9/30/98 9/30/97
Net asset value at beginning of period                                             $ 10.69  $10.81  $11.24  $10.95  $11.71
                                                                                   -------  ------  ------  ------  ------
Income from investment operations
 Net investment income                                                                0.47    0.46    0.23    0.47    1.10
 Net gain (loss) on investments (both realized and unrealized)                        0.71    0.21   (0.07)   0.76    0.05
                                                                                   -------  ------  ------  ------  ------
    Total from investment operations                                                  1.18    0.67    0.16    1.23    1.15
                                                                                   -------  ------  ------  ------  ------
Less distributions
 Distributions from net investment income                                            (1.22)  (0.47)  (0.59)  (0.52)  (1.42)
 Distributions in excess of net investment income                                    (0.12)    - -     - -     - -     - -
 Distributions from net realized capital gains                                         - -   (0.32)    - -   (0.42)  (0.49)
                                                                                   -------  ------  ------  ------  ------
    Total distributions                                                              (1.34)  (0.79)  (0.59)  (0.94)  (1.91)
                                                                                   -------  ------  ------  ------  ------
Net asset value at end of period                                                   $ 10.53  $10.69  $10.81  $11.24  $10.95
                                                                                   =======  ======  ======  ======  ======
Total return/1/                                                                      11.79%   6.54%   1.43%  11.98%  11.02%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $16,827  $5,435  $2,638  $1,705  $1,015
 Ratios of expenses to average net assets
 After advisory/ administration fee waivers                                           2.88%   1.89%   1.49%   1.48%   1.42%
 After advisory/ administration fee waivers (excluding interest expense)              1.36%   1.38%   1.49%   1.48%   1.42%
 Before advisory/ administration fee waivers                                          2.88%   1.89%   1.49%   1.63%   1.52%
Ratios of net investment income to average net assets
 After advisory/ administration fee waivers                                           4.85%   4.20%   3.30%   3.59%   4.49%
 Before advisory/ administration fee waivers                                          4.85%   4.20%   3.30%   3.44%   4.39%
Portfolio turnover rate                                                                111%    266%    317%    225%    272%
                                                                                   -----------------------------------------

                                                                                   ----------------------------------------
                                                                                                 INVESTOR B
                                                                                                   SHARES
                                                                                   ----------------------------------------
                                                                                    Year    Year    Year    Year    Year
                                                                                    Ended   Ended   Ended   Ended   Ended
                                                                                   9/30/01 9/30/00 9/30/99 9/30/98 9/30/97
Net asset value at beginning of period                                             $10.69  $10.81  $11.24  $10.95  $11.71
                                                                                   ------  ------  ------  ------  ------
Income from investment operations
 Net investment income                                                               0.39    0.36    0.13    0.40    1.06
 Net gain (loss) on investments (both realized and unrealized)                       0.71    0.23   (0.05)   0.74     - -
                                                                                   ------  ------  ------  ------  ------
    Total from investment operations                                                 1.10    0.59    0.08    1.14    1.06
                                                                                   ------  ------  ------  ------  ------
Less distributions
 Distributions from net investment income                                           (1.14)  (0.39)  (0.51)  (0.43)  (1.33)
 Distributions in excess of net investment income                                   (0.12)    - -     - -     - -     - -
 Distributions from net realized capital gains                                        - -   (0.32)    - -   (0.42)  (0.49)
                                                                                   ------  ------  ------  ------  ------
    Total distributions                                                             (1.26)  (0.71)  (0.51)  (0.85)  (1.82)
                                                                                   ------  ------  ------  ------  ------
Net asset value at end of period                                                   $10.53  $10.69  $10.81  $11.24  $10.95
                                                                                   ======  ======  ======  ======  ======
Total return/1/                                                                     10.96%   5.74%   0.67%  11.15%  10.11%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $7,393  $3,283  $2,447  $1,512  $  979
 Ratios of expenses to average net assets
 After advisory/ administration fee waivers                                          3.63%   2.59%   2.24%   2.22%   2.12%
 After advisory/ administration fee waivers (excluding interest expense)             2.10%   2.13%   2.24%   2.22%   2.12%
 Before advisory/ administration fee waivers                                         3.63%   2.59%   2.24%   2.37%   2.22%
Ratios of net investment income to average net assets
 After advisory/ administration fee waivers                                          4.17%   3.45%   2.56%   2.83%   3.65%
 Before advisory/ administration fee waivers                                         4.17%   3.45%   2.56%   2.68%   3.55%
Portfolio turnover rate                                                               111%    266%    317%    225%    272%
                                                                                   ---------------------------------------

                                                                                   ----------------------------------------
                                                                                                 INVESTOR C
                                                                                                   SHARES
                                                                                   ----------------------------------------
                                                                                    Year    Year    Year    Year    Year
                                                                                    Ended   Ended   Ended   Ended   Ended
                                                                                   9/30/01 9/30/00 9/30/99 9/30/98 9/30/97
Net asset value at beginning of period                                             $10.69  $10.81  $11.24  $10.95  $11.71
                                                                                   ------  ------  ------  ------  ------
Income from investment operations
 Net investment income                                                               0.39    0.35    0.13    0.54    1.15
 Net gain (loss) on investments (both realized and unrealized)                       0.73    0.24   (0.05)   0.60   (0.09)
                                                                                   ------  ------  ------  ------  ------
    Total from investment operations                                                 1.12    0.59    0.08    1.14    1.06
                                                                                   ------  ------  ------  ------  ------
Less distributions
 Distributions from net investment income                                           (1.14)  (0.39)  (0.51)  (0.43)  (1.33)
 Distributions in excess of net investment income                                   (0.12)    - -     - -     - -     - -
 Distributions from net realized capital gains                                        - -   (0.32)    - -   (0.42)  (0.49)
                                                                                   ------  ------  ------  ------  ------
    Total distributions                                                             (1.26)  (0.71)  (0.51)  (0.85)  (1.82)
                                                                                   ------  ------  ------  ------  ------
Net asset value at end of period                                                   $10.55  $10.69  $10.81  $11.24  $10.95
                                                                                   ======  ======  ======  ======  ======
Total return/1/                                                                     11.15%   5.74%   0.67%  11.15%  10.13%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $4,182  $2,228  $2,269  $1,249  $  474
 Ratios of expenses to average net assets
 After advisory/ administration fee waivers                                          3.64%   2.56%   2.24%   2.22%   2.11%
 After advisory/ administration fee waivers (excluding interest expense)             2.10%   2.15%   2.24%   2.22%   2.11%
 Before advisory/ administration fee waivers                                         3.64%   2.56%   2.24%   2.37%   2.21%
Ratios of net investment income to average net assets
 After advisory/ administration fee waivers                                          4.20%   3.43%   2.55%   2.83%   3.57%
 Before advisory/ administration fee waivers                                         4.20%   3.43%   2.55%   2.68%   3.47%
Portfolio turnover rate                                                               111%    266%    317%    225%    272%
                                                                                   ---------------------------------------

/1/Neither front-end sales load nor contingent deferred sales load is reflected.

[LOGO]


BlackRock
High Yield Bond
Portfolio

                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a foreign government and one or more financial institutions. The fund considers such investments to be debt securities.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Collateralized Bond Obligations (CBO): The fund many invest in collateralized bond obligations which are securities backed by a diversified pool of high yield securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

 High Yield Bonds: Sometimes referred to as "junk bonds" these are debt securities, which are, rated less than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.


Investment Goal
The fund seeks to provide current income by investing primarily in non-investment grade bonds.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its assets in high yield bonds which includes convertible securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individual bonds within these categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the management team can invest in a wide range of securities including mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C". These securities are very risky and have uncertainties regarding the issuer's ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

                             IMPORTANT DEFINITIONS


 Lehman High Yield Index: An unmanaged index that is comprised of issues that meet the following criteria: at least $100 million par value outstanding, maximum credit rating of B1 (including defaulted issues) and at least one year to maturity.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

 Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they also may be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman High Yield Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

These returns assume payment of applicable sales charges.
[CHART]

As of 12/31                   Investor A Shares
ANNUAL TOTAL RETURNS*


 99        00         01
----      ----       ----
8.12%    (7.55)%     6.55%


Best Quarter
Q4  '01:   5.91%

Worst Quarter
Q4  '00:  (6.54)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                      Since        Inception
                               1 Year     3 Years     Inception       Date
High Yield Bond; Inv A         1.26%      0.39%       0.77%         11/19/98
High Yield Bond; Inv B         1.39%      0.21%       0.72%         11/19/98
High Yield Bond; Inv C         4.89%      1.40%       1.67%         11/19/98
Lehman High Yield              5.28%      0.49%       0.98%          N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS



 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              5.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**   1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                      A Shares  B Shares  C Shares
 Advisory fees                             .50%      .50%      .50%
 Distribution (12b-1) fees                 .10%      .75%      .75%
 Interest expense                          .36%      .36%      .36%
 Other expenses                            .83%      .83%      .83%
    Service fees                       .25%      .25%      .25%
    Processing fees                    .15%      .15%      .15%
    Other                              .43%      .43%      .43%
 Total annual fund operating expenses     1.79%     2.44%     2.44%
 Fee waivers and expense
  reimbursements*                          .26%      .16%      .16%
 Net expenses*                            1.53%     2.28%     2.28%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% (excluding interest expense) (for Investor A Shares) and 1.92% (excluding interest expense) (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $648  $1,011  $1,398   $2,480
 B Shares**
       Redemption           $681  $1,095  $1,486   $2,528***
 B Shares
       No Redemption        $231  $  745  $1,286   $2,528***
 C Shares**
       Redemption           $331  $  745  $1,286   $2,764
 C Shares
       No Redemption        $231  $  745  $1,286   $2,764

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as Managing Director of BFM since January 2002 and as Director of BFM from June 1998 to December 2001. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                      High Yield Bond Portfolio

                                                               --------------------------------------------------------------
                                                                        INVESTOR A                     INVESTOR B
                                                                          SHARES                         SHARES
                                                               --------------------------------------------------------------
                                                                                 For the                         For the
                                                                                  Period                          Period
                                                                Year     Year   11/19/98/1/   Year      Year    11/19/98/1/
                                                                Ended    Ended   through      Ended     Ended    through
                                                               9/30/01  9/30/00  9/30/99     9/30/01   9/30/00   9/30/99
Net asset value at beginning of period                         $ 8.92   $ 9.73    $10.00     $  8.91   $  9.73   $ 10.00

                                                               ------   ------    ------     -------   -------   -------
Income from investment operations
 Net investment income                                           0.90     1.07      0.86        0.83      0.99      0.79
 Net (loss) on investments (both realized and unrealized)       (1.40)   (0.81)    (0.31)      (1.40)    (0.81)    (0.31)

                                                               ------   ------    ------     -------   -------   -------
    Total from investment operations                            (0.50)    0.26      0.55       (0.57)     0.18      0.48

                                                               ------   ------    ------     -------   -------   -------
Less distributions
 Distributions from net investment income                       (0.95)   (1.07)    (0.82)      (0.88)    (1.00)    (0.75)
 Distribution in excess of net investment income                (0.07)     - -       - -       (0.07)      - -       - -

                                                               ------   ------    ------     -------   -------   -------
    Total distributions                                         (1.02)   (1.07)    (0.82)      (0.95)    (1.00)    (0.75)
                                                               ------   ------    ------     -------   -------   -------
Net asset value at end of period                               $ 7.40   $ 8.92    $ 9.73     $  7.39   $  8.91   $  9.73

                                                               ======   ======    ======     =======   =======   =======
Total return/3/                                                 (5.98)%   2.63%     5.50%      (6.71)%    1.74%     4.78%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                    $8,980   $5,094    $4,412     $49,786   $39,897   $12,407
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                      1.52%    1.70%     1.54%/2/    2.27%     2.47%     2.27%/2/
  After advisory/administration fee waivers
    (excluding interest expense)                                 1.17%    1.17%     1.15%/2/    1.91%     1.92%     1.88%/2/
  Before advisory/administration fee waivers                     1.68%    1.88%     2.21%/2/    2.43%     2.57%     2.94%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                     10.55%   11.41%    10.17%/2/   10.01%    10.84%     9.41%/2/
  Before advisory/administration fee waivers                    10.39%   11.23%     9.49%/2/    9.85%    10.74%     8.73%/2/
Portfolio turnover rate                                           331%     235%      185%        331%      235%      185%
                                                               --------------------------------------------------------------

                                                               -------------------------------
                                                                         INVESTOR C
                                                                           SHARES
                                                               -------------------------------
                                                                                  For the
                                                                                   Period
                                                                Year      Year   11/19/98/1/
                                                                Ended     Ended   through
                                                               9/30/01   9/30/00  9/30/99
Net asset value at beginning of period                         $  8.92   $ 9.73    $10.00

                                                               -------   ------    ------
Income from investment operations
 Net investment income                                            0.83     0.99      0.78
 Net (loss) on investments (both realized and unrealized)        (1.40)   (0.80)    (0.31)

                                                               -------   ------    ------
    Total from investment operations                             (0.57)    0.19      0.47

                                                               -------   ------    ------
Less distributions
 Distributions from net investment income                        (0.88)   (1.00)    (0.74)
 Distribution in excess of net investment income                 (0.07)     - -       - -

                                                               -------   ------    ------
    Total distributions                                          (0.95)   (1.00)    (0.74)
                                                               -------   ------    ------
Net asset value at end of period                               $  7.40   $ 8.92    $ 9.73

                                                               =======   ======    ======
Total return/3/                                                  (6.70)%   1.86%     4.69%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                    $11,319   $3,758    $2,647
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                       2.25%    2.45%     2.25%/2/
  After advisory/administration fee waivers
    (excluding interest expense)                                  1.91%    1.92%     1.88%/2/
  Before advisory/administration fee waivers                      2.41%    2.63%     2.92%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                       9.63%   10.63%     9.36%/2/
  Before advisory/administration fee waivers                      9.47%   10.45%     8.69%/2/
Portfolio turnover rate                                            331%     235%      185%
                                                               ------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

[LOGO]


BlackRock
Tax-Free Income
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, and issued within the last 5 years and having remaining matu- rities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of assets can be invested in securities which are subject to Federal income tax including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund manager evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its net assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (General Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested.

Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal secu-rities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past perfor-
 mance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

These returns assume payment of applicable sales charge.


The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund, which were first issued in May 1990. Investor B Shares were launched in July 1996 and Investor C Shares were launched in February 1997. The actual returns of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than Investor A Shares.

                                    [CHART]

As of 12/31                   Investor A Shares
ANNUAL TOTAL RETURNS**



 92      93      94       95      96       97      98      99      00      01
----    ----    ----     ----    ----     ----    ----    ----    ----    ----
8.85%   12.88% (7.09)%   17.76%  5.36%    9.61%   5.91%  (4.61)%  10.44%  4.29%


Best Quarter
Q1  '95: 8.06%

Worst Quarter
Q1  '94: (6.93)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS**

                                                                    Inception
                          1 Year    3 Years    5 Years    10 Years     Date
Tax-Free Income; Inv A    0.09%     1.80%      4.13%      5.66%      05/14/90
Tax-Free Income; Inv B   (0.99)%    1.29%      3.87%      4.84%      05/14/90
Tax-Free Income; Inv C    2.51%     2.42%      4.21%      5.66%      05/14/90
Lehman Municipal          5.13%     4.77%      5.98%       N/A        N/A*

 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                      A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*                 4.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge (Load)   0.0%     4.5%**   1.00%***
 (as percentage of offering price)

 *Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
 Advisory fees                              .50%     .50%     .50%
 Distribution (12b-1) fees                  .10%     .75%     .75%
 Other expenses                             .78%     .78%     .78%
    Service fees                            .25%     .25%     .25%
    Processing fees                         .15%     .15%     .15%
    Other                                   .38%     .38%     .38%
 Total annual fund operating expenses      1.38%    2.03%    2.03%
 Fee waivers and expense reimbursements*    .31%     .21%     .21%
 Net expenses*                             1.07%    1.82%    1.82%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years 5 Years 10 Years
           A Shares*                  $505   $790   $1,097   $1,965
           B Shares**
                 Redemption           $635   $966   $1,274   $2,096***
           B Shares
                 No Redemption        $185   $616   $1,074   $2,096***
           C Shares**
                 Redemption           $285   $616   $1,074   $2,342
           C Shares
                 No Redemption        $185   $616   $1,074   $2,342

 *Reflects imposition of sales charge.
**Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                Tax-Free Income Portfolio

                                      ------------------------------------------------------------------------------------
                                                     INVESTOR A                                INVESTOR B
                                                       SHARES                                    SHARES
                                      ------------------------------------------------------------------------------------
                                       Year    Year    Year     Year    Year    Year     Year    Year     Year    Year
                                       Ended   Ended   Ended    Ended   Ended   Ended    Ended   Ended    Ended   Ended
                                      9/30/01 9/30/00 9/30/99  9/30/98 9/30/97 9/30/01  9/30/00 9/30/99  9/30/98 9/30/97
Net asset value at beginning of
 period                               $10.92  $10.96  $11.73   $11.34  $10.84  $ 10.92  $10.96  $11.73   $11.34  $ 10.84
                                      ------  ------  ------   ------  ------  -------  ------  ------   ------  -------
Income from investment operations
 Net investment income                  0.52    0.51    0.47     0.47    0.50     0.42    0.44    0.38     0.40     0.44
 Net gain (loss) on
  investments (both realized and
  unrealized)                           0.48   (0.06)  (0.71)    0.45    0.51     0.49   (0.07)  (0.71)    0.44     0.49
                                      ------  ------  ------   ------  ------  -------  ------  ------   ------  -------
    Total from investment
     operations                         1.00    0.45   (0.24)    0.92    1.01     0.91    0.37   (0.33)    0.84     0.93
                                      ------  ------  ------   ------  ------  -------  ------  ------   ------  -------
Less distributions
 Distributions from net investment
  income                               (0.54)  (0.49)  (0.47)   (0.48)  (0.51)  (0.45)   (0.41)  (0.38)   (0.40)   (0.43)
 Distributions from net
  realized capital gains                 - -     - -   (0.06)   (0.05)    - -      - -     - -   (0.06)   (0.05)     - -
                                      ------  ------  ------   ------  ------  -------  ------  ------   ------  -------
    Total distributions                (0.54)  (0.49)  (0.53)   (0.53)  (0.51)  (0.45)   (0.41)  (0.44)   (0.45)   (0.43)

                                      ------  ------  ------   ------  ------  -------  ------  ------   ------  -------
Net asset value at end of period      $11.38  $10.92  $10.96   $11.73  $11.34  $ 11.38  $10.92  $10.96   $11.73   $11.34
                                      ======  ======  ======   ======  ======  =======  ======  ======   ======  =======
Total return/3/                         9.30%   4.31%  (2.14)%   8.34%   9.58%    8.49%   3.54%  (2.87)%   7.53%    8.77%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                      $7,309  $8,751  $6,591   $6,440  $5,530  $ 4,884  $2,723  $3,434   $2,034  $   926
 Ratios of expenses to average net
  assets
  After advisory/administration
    fee waivers                         1.07%   1.07%   1.07%    1.05%   1.02%    1.81%   1.82%   1.82%    1.79%    1.75%
  Before
    advisory/administration fee
    waivers                             1.28%   1.29%   1.29%    1.33%   1.37%    2.02%   2.04%   2.04%    2.07%    2.10%
Ratios of net investment income to
 average net assets
  After
    advisory/administration fee
    waivers                             4.61%   4.85%   4.10%    4.17%   4.60%    3.82%   4.09%   3.35%    3.39%    3.65%
  Before
    advisory/administration fee
    waivers                             4.39%   4.63%   3.88%    3.89%   4.25%    3.60%   3.87%   3.13%    3.11%    3.30%
Portfolio turnover rate                   38%     43%    104%     100%    262%      38%     43%    104%     100%     262%
                                      -----------------------------------------------------------------------------------

                                      ---------------------------------------------
                                                       INVESTOR C
                                                         SHARES
                                      ---------------------------------------------
                                                                        For the
                                                                        Period
                                       Year    Year    Year     Year   2/28/97/1/
                                       Ended   Ended   Ended    Ended   through
                                      9/30/01 9/30/00 9/30/99  9/30/98  9/30/97
Net asset value at beginning of
 period                               $10.93  $10.96  $11.73   $11.34   $11.04
                                      ------  ------  ------   ------   ------
Income from investment operations
 Net investment income                  0.41    0.46    0.38     0.36     0.28
 Net gain (loss) on
  investments (both realized and
  unrealized)                           0.49   (0.08)  (0.71)    0.48     0.27
                                      ------  ------  ------   ------   ------
    Total from investment
     operations                         0.90    0.38   (0.33)    0.84     0.55
                                      ------  ------  ------   ------   ------
Less distributions
 Distributions from net investment
  income                               (0.45)  (0.41)  (0.38)   (0.40)   (0.25)
 Distributions from net
  realized capital gains                 - -     - -   (0.06)   (0.05)     - -
                                      ------  ------  ------   ------   ------
    Total distributions                (0.45)  (0.41)  (0.44)   (0.45)   (0.25)

                                      ------  ------  ------   ------   ------
Net asset value at end of period      $11.38  $10.93  $10.96   $11.73   $11.34
                                      ======  ======  ======   ======   ======
Total return/3/                         8.39%   3.63%  (2.87)%   7.53%    5.02%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                      $2,604  $1,129  $2,868   $1,024      - -
 Ratios of expenses to average net
  assets
  After advisory/administration
    fee waivers                         1.81%   1.82%   1.82%    1.70%    1.70%/2/
  Before
    advisory/administration fee
    waivers                             2.02%   2.04%   2.04%    1.98%    2.05%/2/
Ratios of net investment income to
 average net assets
  After
    advisory/administration fee
    waivers                             3.80%   4.13%   3.35%    3.19%    3.95%/2/
  Before
    advisory/administration fee
    waivers                             3.59%   3.91%   3.13%    2.91%    3.60%/2/
Portfolio turnover rate                   38%     43%    104%     100%     262%
                                      --------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

[LOGO]


BlackRock
Delaware Tax-Free Income
Portfolio



                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, and issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Delaware state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and Delaware state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. IMPORTANT DEFINITIONS Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source. Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (Other State Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

           These returns assume payment of applicable sales charges.
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past perfor-
 mance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

[CHART]

As of 12/31                   Investor A Shares
ANNUAL TOTAL RETURNS*



 92      93      94       95      96      97      98      99      00      01
----    ----    ----     ----    ----    ----    ----    ----    ----    ----
5.25%   7.78%  (3.76)%   12.55%  3.09%   5.98%   4.22%  (2.82)%  9.67%   4.34%

Best Quarter
Q1 '95:4.66%

Worst Quarter
Q1 '94:(4.71)%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                                 Inception
                          1 Year   3 Years  5 Years   10 Years     Date
                          ------   -------  -------   --------     ----
DE Tax-Free; Inv A        0.20%    2.21%    3.74%     4.33%      09/30/86
DE Tax-Free; Inv B       (0.94)%   1.71%    3.45%     2.59%      09/30/86
DE Tax-Free; Inv C        2.56%    2.83%    3.80%     3.98%      09/30/86
Lehman Municipal          5.13%    4.77%    5.98%     6.62%       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              4.0%     0.0%     0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**  1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                             A Shares B Shares C Shares
 Advisory fees                 .55%     .55%     .55%
 Distribution (12b-1) fees     .10%     .75%     .75%
 Other expenses                .82%     .82%     .82%
    Service fees               .25%     .25%     .25%
    Processing fees            .15%     .15%     .15%
    Other                      .42%     .42%     .42%
 Total annual fund operating
  expenses                    1.47%    2.12%    2.12%
 Fee waivers and expense
  reimbursements*              .30%     .20%     .20%
 Net expenses*                1.17%    1.92%    1.92%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% (for Investor A Shares) and 1.92% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $514   $818   $1,143   $2,062
 B Shares**
       Redemption           $645   $995   $1,321   $2,193***
 B Shares
       No Redemption        $195   $645   $1,121   $2,193***
 C Shares**
       Redemption           $295   $645   $1,121   $2,436
 C Shares
       No Redemption        $195   $645   $1,121   $2,436

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one- time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                       Delaware Tax-Free Income Portfolio

                                           ----------------------------------------------------------------------------------
                                                          INVESTOR A                               INVESTOR B
                                                            SHARES                                   SHARES
                                           ----------------------------------------------------------------------------------
                                                                         For the                                  For the
                                                                         Period                                   Period
                                             Year       Year    Year    5/11/98/1/    Year       Year    Year    5/11/98/1/
                                             Ended      Ended   Ended    through      Ended      Ended   Ended    through
                                            9/30/01    9/30/00 9/30/99   9/30/98     9/30/01    9/30/00 9/30/99   9/30/98
Net asset value at beginning of period     $     9.68  $ 9.62  $10.33    $10.00     $     9.68  $ 9.62  $10.33    $10.00
                                           ----------  ------  ------    ------     ----------  ------  ------    ------
Income from investment operations
 Net investment income                           0.45    0.43    0.39      0.15           0.37    0.35    0.32      0.12
 Net gain (loss) on investments (both
  realized and unrealized)                       0.47    0.04   (0.54)     0.34           0.47    0.05   (0.54)     0.34
                                           ----------  ------  ------    ------     ----------  ------  ------    ------
    Total from investment operations             0.92    0.47   (0.15)     0.49           0.84    0.40   (0.22)     0.46
                                           ----------  ------  ------    ------     ----------  ------  ------    ------
Less distributions
 Distributions from net investment
  income                                        (0.40)  (0.41)  (0.42)    (0.16)         (0.32)  (0.34)  (0.35)    (0.13)
 Distributions from net realized
  capital gains                                   - -     - -   (0.14)      - -            - -     - -   (0.14)      - -
                                           ----------  ------  ------    ------     ----------  ------  ------    ------
    Total distributions                         (0.40)  (0.41)  (0.56)    (0.16)         (0.32)  (0.34)  (0.49)    (0.13)
                                           ----------  ------  ------    ------     ----------  ------  ------    ------
Net asset value at end of period           $    10.20  $ 9.68  $ 9.62    $10.33     $    10.20  $ 9.68  $ 9.62    $10.33
                                           ==========  ======  ======    ======     ==========  ======  ======    ======
Total return/3/                                  9.65%   5.01%  (1.57)%    4.97%          8.84%   4.23%  (2.31)%    4.67%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                           $    4,304  $3,741  $4,468    $2,546     $    2,505  $1,769  $3,149    $1,740
 Ratios of expenses to average net
  assets
  After advisory/administration
    fee waivers                                  1.17%   1.17%   1.17%     1.15%/2/       1.91%   1.92%   1.92%     1.83%/2/
  Before advisory/administration
    fee waivers                                  1.37%   1.38%   1.33%     1.33%/2/       2.11%   2.13%   2.08%     2.01%/2/
 Ratios of net investment income to
  average net assets
  After advisory/administration
    fee waivers                                  4.53%   4.45%   3.91%     3.68%/2/       3.79%   3.67%   3.16%     2.89%/2/
  Before advisory/administration
    fee waivers                                  4.34%   4.24%   3.75%     3.50%/2/       3.60%   3.46%   3.00%     2.71%/2/
Portfolio turnover rate                            14%     27%     31%       54%            14%     27%     31%       54%
                                           ----------------------------------------------------------------------------------

                                           -----------------------------------------
                                                          INVESTOR C
                                                            SHARES
                                           -----------------------------------------
                                                                         For the
                                                                         Period
                                             Year       Year    Year    5/11/98/1/
                                             Ended      Ended   Ended    through
                                            9/30/01    9/30/00 9/30/99   9/30/98
Net asset value at beginning of period     $     9.68  $ 9.62  $10.33    $10.00
                                           ----------  ------  ------    ------
Income from investment operations
 Net investment income                           0.36    0.35    0.32      0.12
 Net gain (loss) on investments (both
  realized and unrealized)                       0.48    0.05   (0.54)     0.34
                                           ----------  ------  ------    ------
    Total from investment operations             0.84    0.40   (0.22)     0.46
                                           ----------  ------  ------    ------
Less distributions
 Distributions from net investment
  income                                        (0.32)  (0.34)  (0.35)    (0.13)
 Distributions from net realized
  capital gains                                   - -     - -   (0.14)      - -
                                           ----------  ------  ------    ------
    Total distributions                         (0.32)  (0.34)  (0.49)    (0.13)
                                           ----------  ------  ------    ------
Net asset value at end of period           $    10.20  $ 9.68  $ 9.62    $10.33
                                           ==========  ======  ======    ======
Total return/3/                                  8.84%   4.23%  (2.31)%    4.67%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                           $      638  $  371  $  889    $  716
 Ratios of expenses to average net
  assets
  After advisory/administration
    fee waivers                                  1.92%   1.92%   1.92%     1.89%/2/
  Before advisory/administration
    fee waivers                                  2.12%   2.13%   2.08%     2.07%/2/
 Ratios of net investment income to
  average net assets
  After advisory/administration
    fee waivers                                  3.78%   3.67%   3.16%     2.81%/2/
  Before advisory/administration
    fee waivers                                  3.59%   3.46%   3.00%     2.63%/2/
Portfolio turnover rate                            14%     27%     31%       54%
                                           ----------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

[LOGO]


BlackRock
Ohio Tax-Free Income
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics; minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, and issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.


Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Ohio state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and Ohio state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.





The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (OH Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of Securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal secu-
 rities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past perfor-
 mance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund, which were first issued in December 1992. Investor B Shares were launched in October 1994 and Investor C Shares were launched in August 1998. The actual returns of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than Investor A Shares.

These returns assume payment of applicable sales charges.
                                    [CHART]

As of 12/31                   Investor A Shares
ANNUAL TOTAL RETURNS*



 93      94       95      96       97       98      99      00      01
----    ----     ----    ----     ----     ----    ----    ----    ----
10.14% (6.51)%   17.45%  3.64%    8.15%    5.86%  (3.48)%  10.68%  5.37%


Best Quarter
Q1  '95:   7.36%

Worst Quarter
Q1  '94:  (6.15)%


As of 12/31
AVERAGE ANNUAL TOTAL RETURNS*

                                                       Since    Inception
                           1 Year  3 Years  5 Years  Inception     Date
OH Tax-Free; Inv A         1.13%    2.61%    4.35%    4.96%       12/01/92
OH Tax-Free; Inv B         0.09%    2.14%    4.08%    4.80%       12/01/92
OH Tax-Free; Inv C         3.58%    3.25%    4.43%    4.80%       12/01/92
Lehman Municipal           5.13%    4.77%    5.98%    6.45%         N/A**
 *The chart and the table both assume reinvestment of dividends and distributions.
**For comparative purposes the value of the index on 11/30/92 is used as the beginning value on 12/01/92.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              4.0%     0.0%     0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**  1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                      A Shares B Shares C Shares
 Advisory fees                           .50%     .50%     .50%
 Distribution (12b-1) fees               .10%     .75%     .75%
 Other expenses                          .81%     .81%     .81%
    Service fees                         .25%     .25%     .25%
    Processing fees                      .15%     .15%     .15%
    Other                                .41%     .41%     .41%
 Total annual fund operating expenses   1.41%    2.06%    2.06%
 Fee waivers and expense
  reimbursements*                        .34%     .24%     .24%
 Net expenses*                          1.07%    1.82%    1.82%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Service Fees: Fees that are paid to BlackRock and /or its affiliates for shareholder account service and maintenance.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $505   $796   $1,109   $1,995
 B Shares**
       Redemption           $635   $973   $1,286   $2,126***
 B Shares
       No Redemption        $185   $623   $1,086   $2,126***
 C Shares**
       Redemption           $285   $623   $1,086   $2,371
 C Shares
       No Redemption        $185   $623   $1,086   $2,371

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                Ohio Tax-Free Income Portfolio

                                                                                   ---------------------------------------------
                                                                                                    INVESTOR A
                                                                                                      SHARES
                                                                                   ---------------------------------------------
                                                                                     Year       Year    Year     Year    Year
                                                                                     Ended      Ended   Ended    Ended   Ended
                                                                                    9/30/01    9/30/00 9/30/99  9/30/98 9/30/97
Net asset value at beginning of period                                             $    10.22  $10.19  $10.88   $10.50  $10.15
                                                                                   ----------  ------  ------   ------  ------
Income from investment operations
 Net investment income                                                                   0.52    0.49    0.45     0.45    0.45
 Net gain (loss) on investments (both realized and unrealized)                           0.57     - -   (0.65)    0.38    0.35
                                                                                   ----------  ------  ------   ------  ------
    Total from investment operations                                                     1.09    0.49   (0.20)    0.83    0.80
                                                                                   ----------  ------  ------   ------  ------
Less distributions
 Distributions from net investment income                                               (0.51)  (0.46)  (0.45)   (0.45)  (0.45)
 Distributions from net realized capital gains                                            - -     - -   (0.04)     - -     - -
                                                                                   ----------  ------  ------   ------  ------
    Total distributions                                                                 (0.51)  (0.46)  (0.49)   (0.45)  (0.45)
                                                                                   ----------  ------  ------   ------  ------
Net asset value at end of period                                                   $    10.80  $10.22  $10.19   $10.88  $10.50
                                                                                   ==========  ======  ======   ======  ======
Total return/3/                                                                         10.89%   5.03%  (1.85)%   8.05%   8.03%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $    3,674  $3,243  $3,036   $2,774  $2,614
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                              1.07%   1.07%   1.07%    1.06%   1.02%
  Before advisory/administration fee waivers                                             1.31%   1.32%   1.28%    1.39%   1.53%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                              4.97%   4.94%   4.28%    4.22%   4.35%
  Before advisory/administration fee waivers                                             4.73%   4.69%   4.07%    3.89%   3.84%
Portfolio turnover rate                                                                    19%     23%     23%      77%     87%
                                                                                   ---------------------------------------------

                                                                                   ---------------------------------------------
                                                                                                    INVESTOR B
                                                                                                      SHARES
                                                                                   ---------------------------------------------
                                                                                     Year       Year    Year     Year    Year
                                                                                     Ended      Ended   Ended    Ended   Ended
                                                                                    9/30/01    9/30/00 9/30/99  9/30/98 9/30/97
Net asset value at beginning of period                                             $    10.22  $10.19  $10.88   $10.50  $10.15
                                                                                   ----------  ------  ------   ------  ------
Income from investment operations
 Net investment income                                                                   0.42    0.42    0.37     0.37    0.37
 Net gain (loss) on investments (both realized and unrealized)                           0.59     - -   (0.65)    0.38    0.35
                                                                                   ----------  ------  ------   ------  ------
    Total from investment operations                                                     1.01    0.42   (0.28)    0.75    0.72
                                                                                   ----------  ------  ------   ------  ------
Less distributions
 Distributions from net investment income                                               (0.43)  (0.39)  (0.37)   (0.37)  (0.37)
 Distributions from net realized capital gains                                            - -     - -   (0.04)     - -     - -
                                                                                   ----------  ------  ------   ------  ------
    Total distributions                                                                 (0.43)  (0.39)  (0.41)   (0.37)  (0.37)
                                                                                   ----------  ------  ------   ------  ------
Net asset value at end of period                                                   $    10.80  $10.22  $10.19   $10.88  $10.50
                                                                                   ==========  ======  ======   ======  ======
Total return/3/                                                                         10.08%   4.25%  (2.58)%   7.25%   7.23%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $    4,277  $1,668  $1,426   $1,116  $  622
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                              1.80%   1.82%   1.82%    1.79%   1.75%
  Before advisory/administration fee waivers                                             2.04%   2.07%   2.03%    2.12%   2.26%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                              4.20%   4.19%   3.53%    3.41%   3.52%
  Before advisory/administration fee waivers                                             3.97%   3.94%   3.32%    3.08%   3.01%
Portfolio turnover rate                                                                    19%     23%     23%      77%     87%
                                                                                   --------------------------------------------

                                                                                   -----------------------------------------
                                                                                                  INVESTOR C
                                                                                                    SHARES
                                                                                   -----------------------------------------
                                                                                                                 For the
                                                                                                                 Period
                                                                                     Year       Year    Year    8/26/98/1/
                                                                                     Ended      Ended   Ended    through
                                                                                    9/30/01    9/30/00 9/30/99   9/30/98
Net asset value at beginning of period                                             $    10.22  $10.19  $10.88    $10.74
                                                                                   ----------  ------  ------    ------
Income from investment operations
 Net investment income                                                                   0.41    0.42    0.37      0.03
 Net gain (loss) on investments (both realized and unrealized)                           0.60     - -   (0.65)     0.14
                                                                                   ----------  ------  ------    ------
    Total from investment operations                                                     1.01    0.42   (0.28)     0.17
                                                                                   ----------  ------  ------    ------
Less distributions
 Distributions from net investment income                                               (0.43)  (0.39)  (0.37)    (0.03)
 Distributions from net realized capital gains                                            - -     - -   (0.04)      - -
                                                                                   ----------  ------  ------    ------
    Total distributions                                                                 (0.43)  (0.39)  (0.41)    (0.03)
                                                                                   ----------  ------  ------    ------
Net asset value at end of period                                                   $    10.80  $10.22  $10.19    $10.88
                                                                                   ==========  ======  ======    ======
Total return/3/                                                                         10.08%   4.25%  (2.58)%    1.60%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                        $    1,496  $  412  $  192    $  527
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers                                             1.80%   1.82%   1.82%     1.71%/2/
  Before advisory/ administration fee waivers                                            2.04%   2.07%   2.03%     2.04%/2/
 Ratios of net investment income to average net assets
  After advisory/ administration fee waivers                                             4.05%   4.19%   3.53%     2.82%/2/
  Before advisory/ administration fee waivers                                            3.82%   3.94%   3.32%     2.49%/2/
Portfolio turnover rate                                                                    19%     23%     23%       77%
                                                                                   ----------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

[LOGO]


BlackRock
Kentucky Tax-Free Income
Portfolio



                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, and issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Kentucky state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and Kentucky state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.



The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (KY Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.


The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal secu-
 rities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.
Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past perfor-
 mance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

These returns assume payment of applicable sales charges.
                                    [CHART]

As of 12/31                   Investor A Shares
ANNUAL TOTAL RETURNS*



 92       93      94       95      96     97       98      99      00      01
----     ----    ----     ----    ----   ----     ----    ----    ----    ----
6.97%    9.03%  (3.69)%   12.90%  3.17%  6.42%    3.81%  (2.87)%  8.26%   3.91%


Best Quarter
Q4 '00: 5.25%

Worst Quarter
Q2 '99: (4.49)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                                Inception
                         1 Year   3 Years  5 Years  10 Years       Date
KY Tax-Free; Inv A        (0.27)%   1.61%    3.48%    4.49%      11/30/87
KY Tax-Free; Inv B        (1.36)%   1.10%    3.20%    2.92%      11/30/87
KY Tax-Free; Inv C         2.02%    2.29%    3.59%    4.16%      11/30/87
Lehman Municipal           5.13%    4.77%    5.98%    6.62%         N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                      A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*                 4.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge (Load)   0.0%     4.5%**   1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                      A Shares B Shares C Shares
 Advisory fees                           .55%     .55%     .55%
 Distribution (12b-1) fees               .10%     .75%     .75%
 Other expenses                          .78%     .78%     .78%
    Service fees                         .25%     .25%     .25%
    Processing fees                      .15%     .15%     .15%
    Other                                .38%     .38%     .38%
 Total annual fund operating expenses   1.43%    2.08%    2.08%
 Fee waivers and expense
  reimbursements*                        .26%     .16%     .16%
 Net expenses*                          1.17%    1.92%    1.92%

  *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.17% (for Investor A Shares) and 1.92% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years 5 Years 10 Years
           A Shares*                  $514   $810   $1,127   $2,023
           B Shares**
                 Redemption           $645   $986   $1,304   $2,154***
           B Shares
                 No Redemption        $195   $636   $1,104   $2,154***
           C Shares**
                 Redemption           $295   $636   $1,104   $2,398
           C Shares
                 No Redemption        $195   $636   $1,104   $2,398

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                      Kentucky Tax-Free Income Portfolio

                                       ----------------------------------------------------------------------------------
                                                    INVESTOR A                           INVESTOR B
                                                      SHARES                               SHARES
                                       ----------------------------------------------------------------------------------
                                                                 For the                              For the
                                                                 Period                               Period
                                        Year    Year    Year    5/11/98/1/   Year    Year    Year    5/11/98/1/   Year
                                        Ended   Ended   Ended    through     Ended   Ended   Ended    through     Ended
                                       9/30/01 9/30/00 9/30/99   9/30/98    9/30/01 9/30/00 9/30/99   9/30/98    9/30/01
Net asset value at beginning of period $ 9.60  $ 9.63  $10.31    $10.00     $ 9.60  $ 9.63  $10.31    $10.00     $ 9.62
                                       ------  ------  ------    ------     ------  ------  ------    ------     ------
Income from investment operations
 Net investment income                   0.45    0.44    0.40      0.16       0.37    0.37    0.34      0.15       0.37
 Net gain (loss) on investments
  (both realized and unrealized)         0.34   (0.05)  (0.57)     0.31       0.35   (0.05)  (0.58)     0.29       0.36
                                       ------  ------  ------    ------     ------  ------  ------    ------     ------
    Total from investment
     operations                          0.79    0.39   (0.17)     0.47       0.72    0.32   (0.24)     0.44       0.73
                                       ------  ------  ------    ------     ------  ------  ------    ------     ------
Less distributions
 Distributions from net investment
  income                                (0.45)  (0.42)  (0.41)    (0.16)     (0.38)  (0.35)  (0.34)    (0.13)     (0.38)
 Distributions from net realized
  capital gains                           - -     - -   (0.10)      - -        - -     - -   (0.10)      - -        - -
                                       ------  ------  ------    ------     ------  ------  ------    ------     ------
    Total distributions                 (0.45)  (0.42)  (0.51)    (0.16)     (0.38)  (0.35)  (0.44)    (0.13)     (0.38)
                                       ------  ------  ------    ------     ------  ------  ------    ------     ------
Net asset value at end of period       $ 9.94  $ 9.60  $ 9.63    $10.31     $ 9.94  $ 9.60  $ 9.63    $10.31     $ 9.97
                                       ======  ======  ======    ======     ======  ======  ======    ======     ======
Total return/3/                          8.40%   4.17%  (1.69)%    4.76%      7.60%   3.40%  (2.43)%    4.45%      7.69%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                       $3,214  $3,686  $1,856    $  975     $  978  $  279  $  203    $  - -     $  236
 Ratios of expenses to average
  net assets
   After advisory/administration
    fee waivers                          1.17%   1.17%   1.17%     1.17%/2/   1.89%   1.92%   1.92%     0.67%/2/   1.91%
   Before advisory/administration
    fee waivers                          1.33%   1.35%   1.35%     1.42%/2/   2.05%   2.10%   2.10%     0.92%/2/   2.07%
 Ratios of net investment income to
  average net assets
   After advisory/administration fee
    waivers                              4.64%   4.63%   4.09%     4.07%/2/   3.79%   3.86%   3.34%     0.64%/2/   3.75%
   Before advisory/administration
    fee waivers                          4.47%   4.45%   3.91%     3.82%/2/   3.62%   3.68%   3.16%     0.39%/2/   3.57%
Portfolio turnover rate                    32%     55%     25%        7%        32%     55%     25%        7%        32%
                                       ----------------------------------------------------------------------------------




                                                         For the
                                                         Period
                                        Year    Year    5/11/98/1/
                                        Ended   Ended    through
                                       9/30/00 9/30/99   9/30/98
Net asset value at beginning of period $ 9.63  $10.31    $10.00
                                       ------  ------    ------
Income from investment operations
 Net investment income                   0.41    0.33      0.15
 Net gain (loss) on investments
  (both realized and unrealized)        (0.07)  (0.57)     0.29
                                       ------  ------    ------
    Total from investment
     operations                          0.34   (0.24)     0.44
                                       ------  ------    ------
Less distributions
 Distributions from net investment
  income                                (0.35)  (0.34)    (0.13)
 Distributions from net realized
  capital gains                           - -   (0.10)      - -
                                       ------  ------    ------
    Total distributions                 (0.35)  (0.44)    (0.13)
                                       ------  ------    ------
Net asset value at end of period       $ 9.62  $ 9.63    $10.31
                                       ======  ======    ======
Total return/3/                          3.61%  (2.43)%    4.45%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                       $   69  $  571    $  - -
 Ratios of expenses to average
  net assets
   After advisory/administration
    fee waivers                          1.92%   1.92%     0.67%/2/
   Before advisory/administration
    fee waivers                          2.10%   2.10%     0.92%/2/
 Ratios of net investment income to
  average net assets
   After advisory/administration fee
    waivers                              3.78%   3.34%     5.00%/2/
   Before advisory/administration
    fee waivers                          3.60%   3.16%     4.75%/2/
Portfolio turnover rate                    55%     25%        7%
                                       ----------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected.

[LOGO]


BlackRock
New Jersey Tax-Free Income
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, and issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.


Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and New Jersey state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and New Jersey state income tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its assets in municipal securities of issuers located in New Jersey and other obligations which are statutorily free from state and local taxation under the laws of New Jersey or the United States in order to qualify as a "qualified investment fund" under New Jersey law and in securities issued by the U.S. Government, its agencies and authorities. The fund may invest in municipal securities of issuers located outside of New Jersey. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.







It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (NJ Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past perfor-
 mance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in July 1991. Investor A Shares were launched in January 1996, Investor B Shares were launched in July 1996 and Investor C Shares were launched in December 1998. The performance for Investor B Shares for the period before they were launched is based upon performance for Service and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Service, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares, because Investor B and C Shares have higher expenses than Investor A Shares.

These returns assume payment of applicable sales charges.
                                    [CHART]

As of 12/31                   Investor A Shares
ANNUAL TOTAL RETURNS*


 92       93      94       95      96       97     98      99      00      01
----     ----    ----     ----    ----     ----   ----    ----    ----    ----
8.90%    11.58% (4.70)%   14.94%  3.44%    8.08%  5.80%  (2.95)%  9.52%   4.24%


Best Quarter
Q1  '95:  6.13%

Worst Quarter
Q1  '94: (5.17)%

The bars for 1992-1996 are based upon performance for Service Shares of the fund.

As of 12/31
AVERAGE ANNUAL TOTAL RETURNS*

                                                                     Inception
                           1 Year   3 Years   5 Years    10 Years      Date
NJ Tax-Free; Inv A         0.07%    2.08%     3.99%      5.24%        07/01/91
NJ Tax-Free; Inv B        (1.04)%   1.59%     3.72%      5.03%        07/01/91
NJ Tax-Free; Inv C         2.53%    2.62%     4.01%      5.26%        07/01/91
Lehman Municipal           5.13%    4.77%     5.98%      6.62%         N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                   A Shares B Shares C Shares
 Maximum Sales Charge (Load)
  Imposed on Purchases*              4.0%     0.0%      0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge
  (Load)                             0.0%     4.5%**   1.00%***
 (as percentage of offering price)

 *Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                      A Shares B Shares C Shares
 Advisory fees                           .50%     .50%     .50%
 Distribution (12b-1) fees               .10%     .75%     .75%
 Other expenses                          .79%     .79%     .79%
    Service fees                        .25%     .25%     .25%
    Processing fees                     .15%     .15%     .15%
    Other                               .39%     .39%     .39%
 Total annual fund operating expenses   1.39%    2.04%    2.04%
 Fee waivers and expense
  reimbursements*                        .32%     .22%     .22%
 Net expenses*                          1.07%    1.82%    1.82%

  *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07% (for Investor A Shares) and 1.82% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $505   $792   $1,101   $1,975
 B Shares**
       Redemption           $635   $968   $1,278   $2,106***
 B Shares
       No Redemption        $185   $618   $1,078   $2,106***
 C Shares**
       Redemption           $285   $618   $1,078   $2,351
 C Shares
       No Redemption        $185   $618   $1,078   $2,351

*  Reflects imposition of sales charge.
**  Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                     New Jersey Tax-Free Income Portfolio

                                          ----------------------------------------------------------------------------------
                                                         INVESTOR A                               INVESTOR B
                                                           SHARES                                   SHARES
                                          ----------------------------------------------------------------------------------


                                           Year    Year    Year     Year    Year    Year    Year    Year     Year    Year
                                           Ended   Ended   Ended    Ended   Ended   Ended   Ended   Ended    Ended   Ended
                                          9/30/01 9/30/00 9/30/99  9/30/98 9/30/97 9/30/01 9/30/00 9/30/99  9/30/98 9/30/97
Net asset value at beginning of period    $11.31  $11.30  $12.07   $11.65  $11.27  $11.31  $11.30  $12.07   $11.65  $11.27

                                          ------  ------  ------   ------  ------  ------  ------  ------   ------  ------
Income from investment operations
 Net investment income                      0.53    0.53    0.48     0.50    0.51    0.43    0.45    0.40     0.41    0.41
 Net gain (loss) on investments (both
  realized and unrealized)                  0.53   (0.02)  (0.69)    0.42    0.37    0.54   (0.02)  (0.70)    0.42    0.38
                                          ------  ------  ------   ------  ------  ------  ------  ------   ------  ------
  Total from investment operations          1.06    0.51   (0.21)    0.92    0.88    0.97    0.43   (0.30)    0.83    0.79
                                          ------  ------  ------   ------  ------  ------  ------  ------   ------  ------
Less distributions
 Distributions from net investment income  (0.54)  (0.50)  (0.50)   (0.50)  (0.50)  (0.45)  (0.42)  (0.41)   (0.41)  (0.41)
  Distributions from net realized capital
    gains                                    - -     - -   (0.06)     - -     - -     - -     - -   (0.06)     - -     - -
                                          ------  ------  ------   ------  ------  ------  ------  ------   ------  ------
  Total distributions                      (0.54)  (0.50)  (0.56)   (0.50)  (0.50)  (0.45)  (0.42)  (0.47)   (0.41)  (0.41)

                                          ------  ------  ------   ------  ------  ------  ------  ------   ------  ------
Net asset value at end of period          $11.83  $11.31  $11.30   $12.07  $11.65  $11.83  $11.31  $11.30   $12.07  $11.65
                                          ======  ======  ======   ======  ======  ======  ======  ======   ======  ======
Total return/3/                             9.56%   4.67%  (1.82)%   8.10%   7.94%   8.75%   3.89%  (2.55)%   7.30%   7.14%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                              $3,207  $1,723  $1,328   $1,432  $1,548  $5,707  $1,614  $1,440   $1,051  $  767
 Ratios of expenses to average net assets
  After advisory/ administration fee
    waivers                                 1.07%   1.07%   1.07%    1.06%   1.02%   1.79%   1.82%   1.82%    1.80%   1.74%
  Before advisory/ administration fee
    waivers                                 1.29%   1.29%   1.28%    1.36%   1.34%   2.01%   2.04%   2.03%    2.10%   2.06%
 Ratios of net investment income to
  average net assets
  After advisory/ administration fee
    waivers                                 4.64%   4.81%   4.11%    4.26%   4.41%   3.85%   4.02%   3.36%    3.43%   3.60%
  Before advisory/ administration fee
    waivers                                 4.42%   4.59%   3.90%    3.96%   4.09%   3.64%   3.80%   3.15%    3.13%   3.28%
Portfolio turnover rate                       28%     77%     43%      24%     77%     28%     77%     43%      24%     77%
                                          ----------------------------------------------------------------------------------

                                          ------------------------------------
                                                      INVESTOR C
                                                        SHARES
                                          ------------------------------------
                                          For the     For the      For the
                                           Period      Period      Period
                                          2/6/01/5/   10/1/99     12/9/98/1/
                                          through     through      through
                                          9/30/01     3/3/00/4/    9/30/99
Net asset value at beginning of period     $11.70      $11.30      $11.98

                                           ------      ------      ------
Income from investment operations
 Net investment income                       0.29        0.18        0.32
 Net gain (loss) on investments (both
  realized and unrealized)                   0.15       (0.26)      (0.67)
                                           ------      ------      ------
  Total from investment operations           0.44       (0.08)      (0.35)
                                           ------      ------      ------
Less distributions
 Distributions from net investment income   (0.29)      (0.18)      (0.33)
  Distributions from net realized capital
    gains                                     - -         - -         - -
                                           ------      ------      ------
  Total distributions                       (0.29)      (0.18)      (0.33)

                                           ------      ------      ------
Net asset value at end of period           $11.85      $11.04      $11.30
                                           ======      ======      ======
Total return/3/                              3.80%      (0.73)%     (3.02)%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                               $  157      $  - -/4/   $   19
 Ratios of expenses to average net assets
  After advisory/ administration fee
    waivers                                  1.78%/2/    1.82%/2/    1.82%/2/
  Before advisory/ administration fee
    waivers                                  2.00%/2/    2.04%/2/    2.03%/2/
 Ratios of net investment income to
  average net assets
  After advisory/ administration fee
    waivers                                  3.82%/2/    3.90%/2/    3.36%/2/
  Before advisory/ administration fee
    waivers                                  3.62%/2/    3.68%/2/    3.15%/2/
Portfolio turnover rate                        28%         77%         43%
                                          -----------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.
/4/There were no Investor C shares outstanding as of September 30, 2000. /5/Reissuance of shares.

[LOGO]


BlackRock
Pennsylvania Tax-Free Income
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, and issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Pennsylvania state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities including both general obligation and revenue bonds from a diverse range of issuers (including issuers located outside of Pennsylvania). The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and Pennsylvania state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.



The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (PA Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.
Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

These returns assume payment of applicable sales charges.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund, which were first issued in December 1992. Investor B Shares were launched in October 1994 and Investor C Shares were launched in August 1998. The actual returns of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than Investor A Shares.


                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*



1993    1994     1995    1996     1997     1998    1999    2000    2001
----    ----     ----    ----     ----     ----    ----    ----    ----
12.62  -7.12    17.86    4.10     8.23     5.64   -2.72    9.46    4.14

Best Quarter
Q1  '95  :  7.54%
Worst Quarter
Q1  '94  :  -6.29%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                      Since    Inception
                        1 Year  3 Years   5 Years   Inception     Date
                        ------  -------   -------   ---------     ----
PA Tax-Free; Inv A      -0.04%   2.11%     4.01%     5.11%       12/01/92
PA Tax-Free; Inv B      -1.11%   1.54%     3.78%     5.00%       12/01/92
PA Tax-Free; Inv C      2.38%    2.74%     4.17%     5.03%       12/01/92
Lehman Municipal        5.13%    4.77%     5.98%     6.45%        N/A **


 *The chart and the table both assume reinvestment of dividends and distributions.
**For comparative purposes, the value of the index on 11/30/92 is used as the beginning value on 12/01/92.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                      A Shares B Shares C Shares
 Maximum Sales Charge (Load) Imposed
  on Purchases*                         4.0%     0.0%     0.0%
 (as percentage of offering price)
 Maximum Deferred Sales Charge (Load)   0.0%     4.5%** 1.00%***
 (as percentage of offering price)

  *Reduced front-end sales charges may be available. A CDSC of up to 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 140 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                               A Shares B Shares C Shares
       Advisory fees                              .50%     .50%     .50%
       Distribution (12b-1) fees                  .10%     .75%     .75%
       Other expenses                             .76%     .76%     .76%
          Service fees                           .25%     .25%     .25%
          Processing fees                        .15%     .15%     .15%
          Other                                  .36%     .36%     .36%
       Total annual fund operating expenses      1.36%    2.01%    2.01%
       Fee waivers and expense reimbursements*    .29%     .19%     .19%
       Net expenses*                             1.07%    1.82%    1.82%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.07%](for Investor A Shares) and 1.82% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 146 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                           1 Year 3 Years 5 Years 10 Years
 A Shares*                  $505   $786   $1,088   $1,945
 B Shares**
       Redemption           $635   $962   $1,265   $2,076***
 B Shares
       No Redemption        $185   $612   $1,065   $2,076***
 C Shares**
       Redemption           $285   $612   $1,065   $2,322
 C Shares
       No Redemption        $185   $612   $1,065   $2,322

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.
***Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)

                          Pennsylvania Tax-Free Income Portfolio

                                                                                ----------------------------------------------
                                                                                                 INVESTOR A
                                                                                                   SHARES
                                                                                ----------------------------------------------
                                                                                 Year     Year     Year      Year     Year
                                                                                 Ended    Ended    Ended     Ended    Ended
                                                                                9/30/01  9/30/00  9/30/99   9/30/98  9/30/97
Net asset value at beginning of period                                          $ 10.56  $ 10.52  $ 11.15   $ 10.77  $ 10.44
                                                                                -------  -------  -------   -------  -------
Income from investment operations
 Net investment income                                                             0.49     0.49     0.46      0.45     0.48
 Net gain (loss) on investments (both realized and unrealized)                     0.35     0.02    (0.59)     0.40     0.33
                                                                                -------  -------  -------   -------  -------
  Total from investment operations                                                 0.84     0.51    (0.13)     0.85     0.81
                                                                                -------  -------  -------   -------  -------
Less distributions
 Distributions from net investment income                                         (0.51)   (0.47)   (0.47)    (0.47)   (0.48)
 Distributions from net realized capital gains                                      - -      - -    (0.03)      - -      - -
                                                                                -------  -------  -------   -------  -------
  Total distributions                                                             (0.51)   (0.47)   (0.50)    (0.47)   (0.48)
                                                                                -------  -------  -------   -------  -------
Net asset value at end of period                                                $ 10.89  $ 10.56  $ 10.52   $ 11.15  $ 10.77
                                                                                =======  =======  =======   =======  =======
Total return/3/                                                                    8.14%    5.03%   (1.25)%    8.04%    7.95%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                     $39,306  $30,770  $36,634   $34,712  $32,900
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                        1.07%    1.07%    1.04%     1.01%    0.97%
  Before advisory/administration fee waivers                                       1.26%    1.26%    1.23%     1.25%    1.30%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                        4.62%    4.74%    4.23%     4.25%    4.54%
  Before advisory/administration fee waivers                                       4.43%    4.55%    4.04%     4.01%    4.23%
Portfolio turnover rate                                                              13%      31%      28%       43%      97%
                                                                                ----------------------------------------------

                                                                                ----------------------------------------------
                                                                                                 INVESTOR B
                                                                                                   SHARES
                                                                                ----------------------------------------------
                                                                                 Year     Year     Year      Year     Year
                                                                                 Ended    Ended    Ended     Ended    Ended
                                                                                9/30/01  9/30/00  9/30/99   9/30/98  9/30/97
Net asset value at beginning of period                                          $ 10.48  $ 10.44  $ 11.15   $ 10.77  $ 10.44
                                                                                -------  -------  -------   -------  -------
Income from investment operations
 Net investment income                                                             0.42     0.42     0.38      0.39     0.40
 Net gain (loss) on investments (both realized and unrealized)                     0.34     0.02    (0.62)     0.41     0.33
                                                                                -------  -------  -------   -------  -------
  Total from investment operations                                                 0.76     0.44    (0.24)     0.80     0.73
                                                                                -------  -------  -------   -------  -------
Less distributions
 Distributions from net investment income                                         (0.43)   (0.40)   (0.44)    (0.42)   (0.40)
 Distributions from net realized capital gains                                      - -      - -    (0.03)      - -      - -
                                                                                -------  -------  -------   -------  -------
  Total distributions                                                             (0.43)   (0.40)   (0.47)    (0.42)   (0.40)
                                                                                -------  -------  -------   -------  -------
Net asset value at end of period                                                $ 10.81  $ 10.48  $ 10.44   $ 11.15  $ 10.77
                                                                                =======  =======  =======   =======  =======
Total return/3/                                                                    7.40%    4.33%   (2.21)%    7.56%    7.12%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                     $26,062  $21,584  $23,602   $17,601  $12,388
 Ratios of expenses to average net assets
  After advisory/administration fee waivers                                        1.82%    1.82%    1.82%     1.78%    1.76%
  Before advisory/administration fee waivers                                       2.01%    2.01%    2.00%     2.02%    2.07%
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                        3.90%    4.01%    3.45%     3.46%    3.73%
  Before advisory/administration fee waivers                                       3.72%    3.82%    3.26%     3.22%    3.42%
Portfolio turnover rate                                                              13%      31%      28%       43%      97%
                                                                                ---------------------------------------------

                                                                                --------------------------------------
                                                                                             INVESTOR C
                                                                                               SHARES
                                                                                --------------------------------------
                                                                                                           For the
                                                                                                           Period
                                                                                 Year     Year    Year    8/14/98/1/
                                                                                 Ended    Ended   Ended    through
                                                                                9/30/01  9/30/00 9/30/99   9/30/98
Net asset value at beginning of period                                          $ 10.51  $10.48  $11.15    $11.00
                                                                                -------  ------  ------    ------
Income from investment operations
 Net investment income                                                             0.41    0.42    0.39      0.42
 Net gain (loss) on investments (both realized and unrealized)                     0.35    0.01   (0.59)     0.15
                                                                                -------  ------  ------    ------
  Total from investment operations                                                 0.76    0.43   (0.20)     0.57
                                                                                -------  ------  ------    ------
Less distributions
 Distributions from net investment income                                         (0.43)  (0.40)  (0.44)    (0.42)
 Distributions from net realized capital gains                                      - -     - -   (0.03)      - -
                                                                                -------  ------  ------    ------
  Total distributions                                                             (0.43)  (0.40)  (0.47)    (0.42)
                                                                                -------  ------  ------    ------
Net asset value at end of period                                                 $10.84  $10.51  $10.48    $11.15
                                                                                =======  ======  ======    ======
Total return/3/                                                                    7.38%   4.32%  (1.93)%    7.56%
Ratios/Supplemental data
 Net assets at end of period (in thousands)                                     $   875  $  388  $  907    $  184
 Ratios of expenses to average net assets
  After advisory/ administration fee waivers                                       1.81%   1.82%   1.82%     1.58%/2/
  Before advisory/ administration fee waivers                                      2.00%   2.01%   1.97%     1.82%/2/
 Ratios of net investment income to average net assets
  After advisory/administration fee waivers                                        3.84%   4.01%   3.45%     2.98%/2/
  Before advisory/ administration fee waivers                                      3.66%   3.82%   3.26%     2.74%/2/
Portfolio turnover rate                                                              13%     31%     28%       43%
                                                                                -------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

[LOGO]


About Your Investment




Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the prospectus and have a discussion with your registered representative about the details of your investment.


What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10. When you buy Investor Shares you pay the NAV/share plus the sales charge if you are purchasing Investor A Shares.

The funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

PFPC, the Company's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

When Must You Pay?

Payment for an order must be made by your registered repre-sentative in Federal funds or other immediately available funds by 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative will be responsible for any loss to a fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are purchasing must accompany a completed purchase application. The Company does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call PFPC at (800) 441-7762 before doing so to confirm the wiring instructions.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The Company won't accept a purchase order of $1 million or more for Investor B or Investor

C Shares. The fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this prospectus, you can choose from Investor A, B, or C Shares.
A Shares (Front-End Load)
  . One time sales charge paid at time of purchase
  . Lower ongoing distribution fees
  . Free exchange with other A Shares in BlackRock Funds family
  . Advantage: Makes sense for investors who have long-term investment horizon because ongoing distribution fees are less than for other Investor Share classes.
  . Disadvantage: You pay sales charge up-front, and therefore you start off owning fewer shares.

B Shares (Back-End Load)
  . No front-end sales charge when you buy shares
  . You pay sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.5%.
  . Higher ongoing distribution fees than A Shares
  . Free exchange with other B Shares in BlackRock Funds family
  . Automatically convert to A Shares seven years from purchase
  . Advantage: No up-front sales charge so you start off owning more shares. . Disadvantage: You pay higher ongoing distribution fees than on A Shares each year you own shares, which means that you can expect lower total performance per share.

C Shares (Level Load)
  . No front-end sales charge when you buy shares
  . Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
  . Higher ongoing distribution fees than A Shares
  . Free exchange with other C Shares in BlackRock Funds family

  . Advantage: No up-front sales charge so you start off owning more shares.
    These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.
  . Disadvantage: You pay higher ongoing distribution fees than on A shares each year you own shares, which means that you can expect lower total performance per share. Shares do not convert to A Shares.

Investor B Shares received through the reinvestment of dividends and distributions convert to A Shares 7 years after the reinvestment or at the same time as the conversion of the investor's most recently purchased B Shares that were not received through reinvestment (whichever is earlier).

How Much is the Sales Charge?

The tables below show the schedule of sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge.

The following schedule of front-end sales charges and quantity discounts applies to the Low Duration Bond Portfolio.

                                              SALES CHARGE AS SALES CHARGE AS
                                              % OF OFFERING   % OF NET ASSET
 AMOUNT OF TRANSACTION AT OFFERING PRICE      PRICE*          VALUE*
 Less than $50,000                            3.00%           3.09%
 $50,000 but less than $100,000               2.75%           2.83%
 $100,000 but less than $250,000              2.50%           2.56%
 $250,000 but less than $500,000              1.75%           1.78%
 $500,000 but less than $1,000,000            1.25%           1.26%
 $1 million or more                           0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 0.75% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The following schedule of front-end sales charges and quantity discounts applies to the Intermediate Government Bond, Intermediate Bond, Core Bond Total Return, Core PLUS Total Return, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, Delaware Tax-Free Income and GNMA Portfolios.

 AMOUNT OF                       SALES CHARGE AS SALES CHARGE AS
 TRANSACTION AT                  % OF OFFERING   % OF NET ASSET
 OFFERING PRICE                  PRICE*          VALUE*
 Less than $50,000               4.00%           4.17%
 $50,000 but less than $100,000  3.75%           3.90%
 $100,000 but less than $250,000 3.50%           3.63%
 $250,000 but less than $500,000 2.50%           2.56%
 $500,000 but less than
  $1,000,000                     1.50%           1.52%
 $1 million or more              0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 0.75% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The following schedule of front-end sales charges and quantity discounts applies to the Government Income and Managed Income Portfolios.

 AMOUNT OF                       SALES CHARGE AS SALES CHARGE AS
 TRANSACTION AT                  % OF OFFERING   % OF NET ASSET
 OFFERING PRICE                  PRICE*          VALUE*
 Less than $50,000               4.50%           4.71%
 $50,000 but less than $100,000  4.25%           4.44%
 $100,000 but less than $250,000 4.00%           4.17%
 $250,000 but less than $500,000 3.00%           3.09%
 $500,000 but less than
  $1,000,000                     2.00%           2.04%
 $1 million or more              0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The following schedule of front-end sales charges and quantity discounts applies to the International Bond Portfolio and the High Yield Bond Portfolio.

 AMOUNT OF                         SALES CHARGE AS SALES CHARGE AS
 TRANSACTION AT                    % OF OFFERING   % OF NET ASSET
 OFFERING PRICE                    PRICE*          VALUE*
 Less than $50,000                 5.00%           5.26%
 $50,000 but less than $100,000    4.75%           4.99%
 $100,000 but less than $250,000   4.50%           4.71%
 $250,000 but less than $500,000   3.50%           3.63%
 $500,000 but less than $1,000,000 2.50%           2.56%
 $1 million or more                0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.


Purchase of Investor B Shares
Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the offering price or the net asset value of the B Shares on the redemption date (whichever is less). The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption.

                                          CONTINGENT DEFERRED
                                          SALES CHARGE (AS %
                                          OF DOLLAR AMOUNT
 NUMBER OF YEARS                          SUBJECT TO THE
 ELAPSED SINCE PURCHASE                   CHARGE)
 Up to one year                           4.50%
 More than one but less than two years    4.00%
 More than two, but less than three years 3.50%
 More than three but less than four years 3.00%
 More than four but less than five years  2.00%
 More than five but less than six years   1.00%
 More than six years                      0.00%


Purchase of Investor C Shares
Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The 1.00% is based on the offering price or the net asset value of the C Shares on the redemption date (whichever is less). There is no CDSC on C Shares redeemed after 12 months.

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Company redeems the Shares that have been held the longest.


Can the Sales Charge be Reduced or Eliminated?
There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sale charge. The CDSC on Investor B Shares can be reduced depending on how long you own the shares. (Schedules of these reductions are listed above in the "Purchase of Investor A Shares" and "Purchase of Investor B Shares" sections.) Purchases by certain individuals and groups may be combined in determining the sales charge on Investor A Shares. The following are also ways the sales charge can be reduced or eliminated.


Right of Accumulation (Investor A Shares)
Investors have a "right of accumulation" under which the current value of an investor's existing Investor A Shares in any fund that is subject to a front-end sales charge, or the total amount of an initial investment in such shares less redemptions (whichever is greater), may be combined with the amount of the current purchase in the same fund in determining the amount of the sales charge. In order to use this right, the investor must alert the Company's transfer agent, PFPC, of the existence of previously purchased shares.


Letter of Intent (Investor A Shares)
An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor A Shares within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The Letter of Intent may be signed anytime within 90 days after the first investment to be covered by the letter. The initial investment must meet the minimum initial purchase requirement and represent at least 5% of the total intended purchase. The investor must tell PFPC that later purchases are subject to the Letter of Intent. During the term of the Letter of Intent, PFPC will hold Investor A Shares representing 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of the total purchase indicated in the letter. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

Reinstatement Privilege (Investor A, Investor B and Investor C Shares)
Upon redemption of Investor Shares, a shareholder has a right, to be exercised once a year and within 60 days of the redemption, to reinvest the redemption proceeds in the SAME fund. Shares will be purchased at the new asset value (NAV) calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must be notified, in writing, by the shareowner of record or the registered representative of record. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A Shares)
In addition to quantity discounts for individuals which we discussed above, there are ways for you to reduce the front-end sales charge by combining your order with the orders of certain members of your family and members of certain groups you may belong to. For more information on these discounts, please contact PFPC at (800) 441-7762 or see the SAI.

Waiving the Sales Charge  (Investor A Shares)
Certain investors, including some people associated with the Company and its service providers, may buy Investor A Shares without paying a sales charge. For more information on the waivers, please contact PFPC at (800) 441-7762 or see the SAI.

Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares) The CDSC on Investor B and Investor C Shares is not charged in certain circumstances, including share exchanges (see page 151) and redemptions made in connection with certain retirement plans and in connection with certain shareholder services offered by the Company. For more information on these waivers, please contact PFPC at (800) 441-7762 or see the SAI.


Distribution and Service Plan
The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain services provided to its shareholders.

Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and PNC Bank affiliates for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. All Investor A Shares pay a maximum distribution fee of .10% per year of the average daily net asset value of each fund. All Investor B and C Shares pay a maximum of .75% per year. The Plan also allows the Distributor, PNC Bank affiliates and other companies that receive fees from the Company to make payments relating to distribution and sales support activities out of their past profits or other sources.

Under the Plan, the Company may also enter into arrangements with Service Organizations (including PNC Bank and its affiliates). Under these arrangements, Service Organizations will provide certain support services to their customers who own Investor Shares. The Company may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers. All Investor Shares pay this shareholder servicing fee.

In return for that fee, Service Organizations may provide one or more of the following services to their customers who own Investor Shares:

       (1)Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
       (2)Assisting customers in choosing and changing dividend options, account designations and addresses; and
       (3)Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Investor Shares of up to
 .15% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

       (1)Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Distributor;
       (2)Processing dividend payments from the Company on behalf of customers;
       (3)Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
       (4)Providing other similar services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to Sell Shares
You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent minus any applicable CDSC. Except when CDSCs are applied, BlackRock Funds will not charge for redemptions. Shares may be redeemed by sending a written redemption request to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-8907.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date until the check has cleared.


Expedited Redemptions
If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once authorization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.


The Company's Rights
The Company may:

   . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,

  . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "How to Sell Shares" above,
  . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.


Accounts with Low Balances
The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below the required minimum initial investment (usually $500 for Investor Shares) as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.


Management
BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.

                             IMPORTANT DEFINITIONS


 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for BlackRock Funds is BlackRock Advisors, Inc.

 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.


For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Low Duration Bond            .22%
Intermediate Government Bond .28%
Intermediate Bond            .30%
Core Bond Total Return       .26%
Government Income            .21%
Managed Income               .37%
International Bond           .55%
GNMA                         .23%
High Yield                   .34%
Tax-Free Income              .29%
Pennsylvania Tax-Free Income .31%
New Jersey Tax-Free Income   .28%
Ohio Tax-Free Income         .26%
Delaware Tax-Free Income     .35%
Kentucky Tax-Free Income     .39%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

                         Each Fund Except
                         Int'l Bond, GNMA, Int'l Bond, GNMA,
                         KY Tax-Free,      KY Tax-Free,
                         DE Tax Free       DE Tax-Free
                         INVESTMENT        INVESTMENT
 AVG DAILY NET ASSETS    ADVISORY FEE      ADVISORY FEE
 first $1 billion              .500%             .550%
 $1 billion--$2 billion        .450%             .500%
 $2 billion--$3 billion        .425%             .475%
 greater than $3 billion       .400%             .450%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock and the Distributor have agreed to cap each fund's net expenses (excluding interest expense) at the levels shown in that fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

Low Duration Bond            .385%
Intermediate Government Bond .475%
Intermediate Bond            .435%
Core Bond Total Return       .380%
Core PLUS Total Return       .375%
Government Income            .550%
GNMA                         .485%
Managed Income               .485%
International Bond           .865%
High Yield Bond              .525%
Tax-Free Income              .485%
Delaware Tax-Free Income     .585%
Ohio Tax-Free Income         .515%
Kentucky Tax-Free Income     .585%
New Jersey Tax-Free Income   .475%
Pennsylvania Tax-Free Income .470%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

In addition, through February 1, 2003 BlackRock and the Distributor have contractually agreed to waive distribution and service fees on Investor A Shares in the amount of .095% of average daily net assets for each fund.

Dividends and Distributions
BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Dividends of net investment income derived by a fund are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

Taxation of Distributions
Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, will be taxed to shareholders as ordinary income.

Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

Use of the exchange privilege will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by it. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

[LOGO]




Services for Shareholders





    BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.

Additional information about these features is available by calling PFPC at
(800) 441-7762.

    Exchange Privilege
    BlackRock Funds offers 43 different funds, enough to meet virtually any investment need. Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to Investor A, B, or C Shares of another to meet your changing financial needs. For example, if you own Investor A Shares of a fund that has an investment objective of long term capital growth and you are nearing retirement, you may want to switch into Investor A Shares of another fund that has current income as an investment objective.

You can exchange $500 (or any other applicable minimum) or more from one BlackRock Fund into another. Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) Because different funds have different sales charges, the exchange of Investor A Shares may be subject to the difference between the sales charge already paid and the higher sales charge (if any) payable on the shares acquired as a result of the exchange. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

To make an exchange, you must send a written request to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907. You can also make exchanges via telephone automatically, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the form contact PFPC. The Company has the right to reject any telephone request.

In general, there are no limits on the number of exchanges you can make. However, the Company may suspend or terminate your exchange privilege at any time and generally will do so if you make more than five exchanges out of any fund in any twelve month period.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

Automatic Investment Plan (AIP)

If you would like to establish a regular, affordable investment program, BlackRock Funds makes it easy to set up. As an investor in any BlackRock Fund portfolio, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts
(IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact the Fund Agent, PFPC Inc., at P.O. Box 8907, Wilmington, DE 19899-8907, or call 1-800-441-7762. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

Market Timing

The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.


Statements
Every BlackRock shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.


Systematic Withdrawal Plan (SWP)
This feature can be used by investors who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more monthly, every other month, quarterly, semi-annually or annually. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If an investor purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay the applicable CDSC.

Important Notice Regarding Delivery of Shareholder Documents
The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.


Internet Transactions
Investors in the funds may view their account balance and activity through the BlackRock Funds website. To use this service, you will need a browser that supports Microsoft Internet Explorer version 4.5 or higher or Netscape Navigator 4.0 or higher.

The total purchase amount will be debited directly from your bank account via the Automated Clearing House (ACH) system. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Company will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 Applications may be downloaded from www.blackrock.com. Please read the Internet Services Disclosure Agreement and the User Agreement before attempting to transact online.

The Company employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Company in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Company, or any of its affiliates, incurred through fraudulent activity.


Electronic Access to Shareholder Documents
Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages
1) Have your enrollment number ready. If you do not have one, please contact your financial advisor.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Funds' investments. The annual report describes the Funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Funds' performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2002, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available.
Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday.
Call: (800) 441-7762

Purchases and Redemptions
Call your registered representative or (800) 441-7762.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries.
www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries.
Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8907,
Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view and copy public information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742
                                    [GRAPHIC]


[LOGO] BLACKROCK FUNDS

                                    [GRAPHIC]



                                Bond Portfolios


                                SERVICE SHARES

BlackRock Funds/SM/ is a mutual fund family with 43 investment portfolios, 15 of which are described in this prospectus.





PROSPECTUS
January 28, 2002

[LOGO] BLACKROCK FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC- May lose value
INSURED   No bank guarantee

Table of
Contents


How to find the information you need......................................   1

THE BLACKROCK BOND PORTFOLIOS

Low Duration Bond.........................................................   2

Intermediate Government Bond..............................................   9

Intermediate Bond.........................................................  15

Core Bond Total Return....................................................  21

Core PLUS Total Return....................................................  28

GNMA Portfolio............................................................  36

Managed Income............................................................  42

International Bond........................................................  49

High Yield Bond...........................................................  56

Tax-Free Income...........................................................  64

Delaware Tax-Free Income..................................................  71

Ohio Tax-Free Income......................................................  78

Kentucky Tax-Free Income..................................................  85

New Jersey Tax-Free Income................................................  92

Pennsylvania Tax-Free Income..............................................  99

About Your Investment

How to Buy/Sell Shares.................................................... 106

Dividends/Distributions/Taxes............................................. 114

How to Find the
Information You Need
About BlackRock Funds



  This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 15 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

[GRAPHIC]

BlackRock
Low Duration Bond
Portfolio



                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.


Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the benchmark. The fund normally invests at least 80% of its assets in bonds diversified among several categories. The fund may also invest up to 20% of its assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its assets in bonds of foreign issuers. The fund management team selects securities from several categories including: U.S. Treasuries and agency securities, asset backed securities, CMOs, corporate bonds and commercial and residential mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B", the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

                             IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security. Merrill Lynch 1-3 Year Treasury Index: An unmanaged index com-prised of Treasury securities with maturities of from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 20% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S.

companies. There is also less government regulation of foreign securities markets.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in January 1996 is based upon performance for Institutional Shares of the fund, which were first issued in July 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 93     94      95     96     97     98     99     00     01
-----  -----  ------  -----  -----  -----  -----  -----  -----
5.66%  1.39%  10.51%  4.71%  5.74%  6.31%  3.75%  7.95%  7.51%

Best Quarter
Q1 '95: 3.26%

Worst Quarter
Q1 '94: (0.18)%

The bars for 1993-1996 are based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                 Since    Inception
                     1 Year  3 Years  5 Years  Inception     Date
Low Duration          7.51%   6.38%    6.24%     5.78%     07/17/92
ML 1-3 Yr. Treasury   8.30%   6.43%    6.59%     5.98%       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.




Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

               Advisory fees                                 .50%
               Interest expenses                             .62%
               Other expenses                                .63%
                  Service fees                         .15%
                  Processing fees                      .15%
                  Other                                .33%
               Total annual fund operating expenses         1.75%
               Fee waivers and expense reimbursements*       .28%
               Net expenses*                                1.47%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                1 Year 3 Years 5 Years 10 Years
                 Service Shares  $150   $524    $923    $2,039

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since inception, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                 Low Duration Bond Portfolio

                                                    --------------------------------------------
                                                    --------------------------------------------
                                                     Year     Year     Year     Year     Year
                                                     Ended    Ended    Ended    Ended    Ended
                                                    9/30/01  9/30/00  9/30/99  9/30/98  9/30/97
Net asset value at beginning of period              $  9.82  $  9.82  $ 10.03  $  9.89  $  9.79
                                                    -------  -------  -------  -------  -------
Income from investment operations
Net investment income                                  0.53     0.57     0.55     0.66     0.54
  Net gain (loss) on investments (both realized
   and unrealized)                                     0.41      - -    (0.20)    0.01     0.09
                                                    -------  -------  -------  -------  -------
    Total from investment operations                   0.94     0.57     0.35     0.67     0.63
                                                    -------  -------  -------  -------  -------
Less distributions
  Distributions from net investment income            (0.54)   (0.57)   (0.56)   (0.53)   (0.53)
  Distributions in excess of net investment income    (0.01)     - -      - -      - -      - -
                                                    -------  -------  -------  -------  -------
    Total distributions                               (0.55)   (0.57)   (0.56)   (0.53)   (0.53)
                                                    -------  -------  -------  -------  -------
Net asset value at end of period                    $ 10.21  $  9.82  $  9.82  $ 10.03  $  9.89
                                                    =======  =======  =======  =======  =======
Total return                                           9.88%    5.98%    3.60%    6.96%    6.57%
Ratios/Supplemental data
  Net assets at end of period (in thousands)        $42,909  $19,745  $16,872  $18,393  $82,873
  Ratios of expenses to average net assets
   After advisory/administration fee waivers           1.41%    2.77%    2.70%    1.98%    1.85%
   After advisory/administration fee waivers
    (excluding interest expense)                       0.85%    0.85%    0.86%    0.85%    0.85%
   Before advisory/administration fee waivers          1.68%    3.05%    2.97%    2.38%    2.18%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers           5.26%    5.86%    5.59%    5.49%    4.86%
   Before advisory/administration fee waivers          4.98%    5.58%    5.32%    5.09%    4.53%
Portfolio turnover rate                                 168%     182%     177%     227%     371%
                                                    --------------------------------------------

[GRAPHIC]

BlackRock
Intermediate Government
Bond Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Lehman Brothers Intermediate Government Index: An unmanaged index comprised of Treasury and Agency issues from the more comprehensive Lehman Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years.

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds, which are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the benchmark.

If a security falls below the highest rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total Return: A way of measuring fund performance.

Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are supported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rate as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in April 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 93      94       95     96     97     98     99     00     01
-----  -------  ------  -----  -----  -----  -----  -----  -----
7.72%  (3.59)%  13.44%  4.10%  7.41%  7.29%  0.53%  9.92%  8.34%

Best Quarter
Q3 '01: 4.99%

Worst Quarter
Q1 '94: (2.45)%

The bar for 1993 is based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                   Since    Inception
                       1 Year  3 Years  5 Years  Inception     Date
Intermediate Govt.      8.34%   6.18%    6.65%     6.24%     04/20/92
LB Intermediate Govt.   8.42%   6.37%    7.06%     6.91%        N/A


 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                          .50%
 Interest expense                                                       .71%
 Other expenses                                                         .62%
   Service fees                                                   .15%
   Processing fees                                                .15%
   Other                                                          .32%
 Total annual fund operating expenses                                  1.83%
 Fee waivers and expense reimbursements*                                .22%
 Net expenses*                                                         1.61%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
 Service Shares                               $164   $554    $970    $2,130

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                       Intermediate Government Bond Portfolio

                                                 --------------------------------------------
                                                 --------------------------------------------
                                                  Year     Year     Year     Year     Year
                                                  Ended    Ended    Ended    Ended    Ended
                                                 9/30/01  9/30/00  9/30/99  9/30/98  9/30/97
Net asset value at beginning of period           $  9.91  $  9.89  $ 10.48  $ 10.11  $  9.92
                                                 -------  -------  -------  -------  -------
Income from investment operations
  Net investment income                             0.58     0.58     0.56     0.58     0.56
  Net gain (loss) on investments (both realized
   and unrealized)                                  0.63     0.01    (0.51)    0.35     0.19
                                                 -------  -------  -------  -------  -------
    Total from investment operations                1.21     0.59     0.05     0.93     0.75
                                                 -------  -------  -------  -------  -------
Less distributions
  Distributions from net investment income         (0.57)   (0.56)   (0.56)   (0.56)   (0.56)
  Distributions from net realized capital gains      - -    (0.01)   (0.08)     - -      - -
                                                 -------  -------  -------  -------  -------
    Total distributions                            (0.57)   (0.57)   (0.64)   (0.56)   (0.56)
                                                 -------  -------  -------  -------  -------
Net asset value at end of period                 $ 10.55  $  9.91  $  9.89  $ 10.48  $ 10.11
                                                 =======  =======  =======  =======  =======
Total return                                       12.56%    6.23%    0.45%    9.50%    7.75%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $32,336  $25,325  $26,687  $29,697  $50,535
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        1.56%    1.32%    1.11%    0.91%    0.97%
   After advisory/administration fee waivers
    (excluding interest expense)                    0.90%    0.90%    0.90%    0.88%    0.85%
   Before advisory/administration fee waivers       1.78%    1.54%    1.32%    1.17%    1.28%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        5.65%    5.87%    5.47%    5.51%    5.58%
   Before advisory/administration fee waivers       5.43%    5.66%    5.26%    5.25%    5.27%
Portfolio turnover rate                              157%     131%     191%     272%     291%
                                                 --------------------------------------------

[GRAPHIC]

BlackRock
Intermediate Bond
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds.The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates categories of the bond market and individual securities within those categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

                             IMPORTANT DEFINITIONS

Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of Treasury, agency and corporate issues from the more comprehensive Lehman Brothers Aggregate Index. This index concentrates on inter-mediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rate as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in September 1993 is based upon performance for Institutional Shares of the fund, which were first issued in September 1993. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

  94       95      96    97     98     99      00     01
-------  ------  -----  -----  -----  -----  ------  -----
(3.36)%  14.28%  3.99%  7.29%  6.76%  0.68%  10.40%  8.56%

Best Quarter
Q3 '01: 4.91%

Worst Quarter
Q1 '94: (2.86)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                         Since    Inception
                             1 Year  3 Years  5 Years  Inception     Date
Intermediate Bond             8.56%   6.46%    6.69%     5.66%     09/17/93
LB Intermediate Govt./Cred.   8.96%   6.40%    7.09%     6.34%       N/A**

 *The chart and the table both assume reinvestment of dividends and distributions.
**For comparative purposes, the value of the index on 9/30/93 is used as the beginning value on 9/17/93.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                               .50%
 Interest expense                                                            .32%
 Other expenses                                                              .60%
   Service fees                                                        .15%
   Processing fees                                                     .15%
   Other                                                               .30%
 Total annual fund operating expenses                                       1.42%
 Fee waivers and expense reimbursements*                                     .20%
 Net expenses*                                                              1.22%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expenses) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
 Service Shares                               $124   $430    $757    $1,685

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                       Intermediate Bond Portfolio

                                                 --------------------------------------------
                                                 --------------------------------------------
                                                  Year     Year     Year     Year     Year
                                                  Ended    Ended    Ended    Ended    Ended
                                                 9/30/01  9/30/00  9/30/99  9/30/98  9/30/97
Net asset value at beginning of period           $  9.13  $  9.10  $  9.67  $  9.49  $  9.32
                                                 -------  -------  -------  -------  -------
Income from investment operations
  Net investment income                             0.53     0.55     0.54     0.58     0.55
  Net gain (loss) on investments (both realized
   and unrealized)                                  0.60     0.02    (0.47)    0.20     0.17
                                                 -------  -------  -------  -------  -------
    Total from investment operations                1.13     0.57     0.07     0.78     0.72
                                                 -------  -------  -------  -------  -------
Less distributions
  Distributions from net investment income         (0.55)   (0.54)   (0.54)   (0.55)   (0.55)
  Distributions from net realized capital gains      - -      - -    (0.10)   (0.05)     - -
                                                 -------  -------  -------  -------  -------
    Total distributions                            (0.55)   (0.54)   (0.64)   (0.60)   (0.55)
                                                 -------  -------  -------  -------  -------
Net asset value at end of period                 $  9.71  $  9.13  $  9.10  $  9.67  $  9.49
                                                 =======  =======  =======  =======  =======
Total return                                       12.77%    6.57%    0.80%    8.48%    8.07%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $35,351  $25,242  $24,299  $25,946  $52,316
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        1.21%    1.74%    2.05%    2.06%    1.27%
   After advisory/administration fee waivers
    (excluding interest expense)                    0.90%    0.90%    0.90%    0.89%    0.83%
   Before advisory/administration fee waivers       1.41%    1.96%    2.26%    2.33%    1.56%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        5.69%    6.12%    5.81%    5.78%    5.88%
   Before advisory/administration fee waivers       5.48%    5.90%    5.60%    5.51%    5.59%
Portfolio turnover rate                              250%     199%     221%     221%     321%
                                                 --------------------------------------------

[GRAPHIC]

BlackRock
Core Bond Total Return
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the benchmark. The fund may invest up to 10% of its assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The fund management team evaluates several categories of the bond market and individual securities within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS

Lehman Brothers Aggregate Index: An unmanaged index com-prised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price. The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


The performance for the period before Service Shares were launched in January 1996 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 93      94       95     96     97     98      99       00     01
-----  -------  ------  -----  -----  -----  -------  ------  -----
9.69%  (2.33)%  18.18%  3.40%  8.70%  7.83%  (0.92)%  11.90%  7.88%

Best Quarter
Q2 '95: 5.87%

Worst Quarter
Q1 '94: (2.63)%

The bars for 1993-1996 are based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                    Since    Inception
                        1 Year  3 Years  5 Years  Inception    Date
Core Bond Total Return  7.88%    6.15%    6.99%     6.96%     12/09/92
Lehman Aggregate        8.44%    6.28%    7.43%     7.20%     N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                            .48%
 Interest expense                         .08%
 Other expenses                           .59%
    Service fees                          .15%
    Processing fees                       .15%
    Other                                 .29%
 Total annual fund operating expenses    1.15%
 Fee waivers and expense reimbursements*  .22%
 Net expenses*                            .93%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $95    $344    $612    $1,378

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                      Core Bond Total Return Portfolio

                                                 ------------------------------------------------------
                                                 ------------------------------------------------------
                                                     Year         Year     Year      Year     Year
                                                     Ended        Ended    Ended     Ended    Ended
                                                    9/30/01      9/30/00  9/30/99   9/30/98  9/30/97
Net asset value at beginning of period           $         9.36  $  9.31  $ 10.12   $  9.82  $   9.55
                                                 --------------  -------  -------   -------  --------
Income from investment operations
  Net investment income                                    0.54     0.57     0.54      0.56      0.59
  Net gain (loss) on investments (both realized
   and unrealized)                                         0.62     0.05    (0.59)     0.40      0.26
                                                 --------------  -------  -------   -------  --------
    Total from investment operations                       1.16     0.62    (0.05)     0.96      0.85
                                                 --------------  -------  -------   -------  --------
Less distributions
  Distributions from net investment income                (0.54)   (0.56)   (0.54)    (0.57)    (0.58)
  Distributions from net realized capital gains             - -    (0.01)   (0.22)    (0.09)      - -
                                                 --------------  -------  -------   -------  --------
    Total distributions                                   (0.54)   (0.57)   (0.76)    (0.66)    (0.58)
                                                 --------------  -------  -------   -------  --------
Net asset value at end of period                 $         9.98  $  9.36  $  9.31   $ 10.12  $   9.82
                                                 ==============  =======  =======   =======  ========
Total return                                              12.71%    6.98%   (0.47)%   10.24%     9.71%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $      112,748  $59,334  $65,758   $70,111  $122,308
  Ratios of expenses to average net assets
   After advisory/administration fee waivers               0.91%    1.11%    1.23%     1.18%     1.35%
   After advisory/administration fee waivers
    (excluding interest expense)                           0.85%    0.85%    0.86%     0.85%     0.85%
   Before advisory/administration fee waivers              1.13%    1.35%    1.48%     1.52%     1.64%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers               5.55%    6.19%    5.63%     5.72%     6.09%
   Before advisory/administration fee waivers              5.33%    5.95%    5.37%     5.38%     5.81%
Portfolio turnover rate                                     304%     248%     328%      405%      441%
                                                 -----------------------------------------------------

[GRAPHIC]

Black Rock
Core PLUS Total Return
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgaged-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 High Yield Bond: Sometimes referred to as "junk bonds" these are debt securities, which are rated less than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund invests at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within (+/-) 20% of the duration of the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), bonds denominated in foreign currencies and bonds of foreign (including emerging market) issuers.

The fund management team evaluates several categories of the bond market and individual securities within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS

Lehman Brothers Aggregate Index: An unmanaged index com-prised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's.

Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total Return: A way of measuring fund performance.

Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund may invest up to 20% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

                             IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include admin-istration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .50%
 Other expenses1                               .69%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .39%
 Total annual fund operating expenses         1.19%
 Fee waivers and expense reimbursements*       .34%
 Net expenses*                                 .85%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .85% of average daily net assets until
  February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section of page 112 for a discussion of these waivers and reimbursements.
/1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years
 Service Shares  $87    $344

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson, Scott Amero and Rajiv Sobti have been portfolio co-managers since the fund's inception.

Fund Performance
The chart below reflects the fund's performance for Service Shares. Since the fund was recently organized and commenced operations on December 7, 2001, the information reflects approximately three weeks of operations. Accordingly, the information presented may not provide a meaningful picture of the fund's performance. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.


                                   [CHART]
Since Inception (12/7/2001) to 12/31/2001
              TOTAL RETURN


               .98%                    .86%
          Fund Service Shares     Lehman Brothers
                                  Aggregate Index

Past Performance of Institutional Accounts
The investment results shown below represent the historical performance of certain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, policies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund.

                                     [CHART]

                            Net Annualized Returns As
                               Of December 31, 2001

                                       Institutional  Lehman Brothers
                                          Accounts    Aggregate Index
 One Year 12/31/2000-12/31/2001            8.49%           8.44%
 Three Years 12/31/1998-12/31/2001         6.42%           6.28%
 Since Inception 3/31/1998-12/31/2001      6.98%           6.91%

 Note:

 The performance results have been reduced by the maximum possible investment advisory fees charged to the BFM institutional accounts during the period under consideration. Actual investment advisory fees paid by individual institutional accounts may vary.

The performance information is provided to illustrate the past performance of BFM in managing substantially similar institutional accounts and does not represent the performance of the fund, which has a limited history of investment operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

The data represents accounts with assets as of December 31, 2001 of $8.3 billion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

The performance numbers above reflect deductions for investment advisory fees, and are net of all transaction costs. The performance numbers do not reflect custodian fees. If such custodian fees were deducted, the performance of the institutional accounts would be less than the performance shown. The performance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 2001.

The index used for comparison is the Lehman Brothers Aggregate Index, an unmanaged index with no expenses, which is comprised of more than 5,000 taxable investment grade bonds rated by Moody's or Standard and Poor's.

The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission and AIMR methodology for calculating performance could result in different performance data for identical time periods.

[GRAPHIC]

BlackRock
GNMA
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 GNMA Securities: Securities issued by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors. GNMA securities are backed by the full faith and credit of the U.S. Government.

 Lehman GNMA Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major ratings agency or are determined by the fund management team to be of similar quality.

Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

                             IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction cost to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92     93       94      95      96     97    98      99       00     01
-----  -----  -------  ------  -----  -----  -----  -------  ------  -----
6.40%  7.54%  (3.83)%  17.38%  4.41%  9.37%  7.22%  (0.02)%  11.52%  9.51%

Best Quarter
Q3 '01: 4.44%

Worst Quarter
Q1 '94: (3.73)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                       Inception
                   1 Year  3 Years  5 Years  10 Years     Date
GNMA               9.51%    6.88%    7.44%     6.81%    05/31/90
Lehman GNMA Index  8.22%    7.02%    7.49%     7.17%      N/A

* The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                               .55%
 Interest expense                                                            .74%
 Other expenses                                                              .67%
   Service fees                                                        .15%
   Processing fees                                                     .15%
   Other                                                               .37%
 Total annual fund operating expenses                                       1.96%
 Fee waivers and expense reimbursements*                                     .32%
 Net expenses*                                                              1.64%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
 Service Shares                               $167   $584   $1,028   $2,260

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Rajiv Sobti and Andrew Phillips have been members of the team managing the fund since 1998 and portfolio co-managers since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                                    GNMA Portfolio

                                                                            ---------------------------------------
                                                                            ---------------------------------------
                                                                                                         For the
                                                                                                         Period
                                                                              Year       Year    Year   5/18/98/1/
                                                                              Ended      Ended   Ended   through
                                                                             9/30/01    9/30/00 9/30/99  9/30/98
Net asset value at beginning of period                                      $     9.72  $ 9.61  $10.11   $10.00
                                                                            ----------  ------  ------   ------
Income from investment operations
  Net investment income                                                           0.61    0.58    0.58     0.27
  Net gain (loss) on investments (both realized and unrealized)                   0.56    0.16   (0.49)    0.04
                                                                            ----------  ------  ------   ------
    Total from investment operations                                              1.17    0.74    0.09     0.31
                                                                            ----------  ------  ------   ------
Less distributions
  Distributions from net investment income                                       (0.60)  (0.59)  (0.57)   (0.20)
  Distributions in excess of net investment income                                 - -   (0.02)    - -      - -
  Distributions from net realized capital gains                                    - -   (0.02)  (0.02)     - -
                                                                            ----------  ------  ------   ------
    Total distributions                                                          (0.60)  (0.63)  (0.59)   (0.20)
                                                                            ----------  ------  ------   ------
Net asset value at end of period                                            $    10.29  $ 9.72  $ 9.61   $10.11
                                                                            ==========  ======  ======   ======
Total return                                                                     12.38%   7.47%   0.84%    3.18%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                                $      224  $  197  $   97   $  - -
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                                      1.59%   1.78%   1.31%    0.74%/2/
   After advisory/administration fee waivers (excluding interest expense)         0.90%   0.90%   0.88%    0.57%/2/
   Before advisory/administration fee waivers                                     1.92%   2.15%   1.64%    1.11%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                                      6.07%   6.17%   6.12%    8.78%/2/
   Before advisory/administration fee waivers                                     5.75%   5.81%   5.79%    8.41%/2/
Portfolio turnover rate                                                            773%    184%    124%      56%
                                                                            ---------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC]

BlackRock
Managed Income
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the Lehman Brothers Aggregate Index (the benchmark). The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.


The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or will reduce the yield and market value of currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investments techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS

Lehman Brothers Aggregate Index: An unmanaged index com-prised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total Return: A way of measuring fund performance.

Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in November 1989. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92     93       94       95     96     97     98      99       00     01
-----  ------  -------  ------  -----  -----  -----  -------  ------  -----
5.91%  11.55%  (4.69)%  17.20%  3.14%  9.14%  6.97%  (0.91)%  11.59%  8.35%

Best Quarter
Q2 '95: 5.63%

Worst Quarter
Q1 '94: (3.49)%

The bars for 1992-1993 are based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                      Inception
                  1 Year  3 Years  5 Years  10 Years     Date
Managed Income     8.35%   6.21%    6.94%     6.65%    11/01/89
Lehman Aggregate   8.44%   6.28%    7.43%     7.23%       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.



Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .49%
 Interest expense                              .41%
 Other expenses                                .58%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .28%
 Total annual fund operating expenses         1.48%
 Fee waivers and expense reimbursements*       .12%
 Net expenses*                                1.36%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .95% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $138   $456    $797    $1,758

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1990 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                      Managed Income Portfolio

                                                 -------------------------------------------------
                                                 -------------------------------------------------
                                                  Year      Year      Year      Year      Year
                                                  Ended     Ended     Ended     Ended     Ended
                                                 9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period           $   9.92  $   9.92  $  10.64  $  10.41  $  10.09
                                                 --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                              0.58      0.60      0.59      0.60      0.66
  Net gain (loss) on investments (both realized
   and unrealized)                                   0.68      0.01     (0.57)     0.30      0.31
                                                 --------  --------  --------  --------  --------
    Total from investment operations                 1.26      0.61      0.02      0.90      0.97
                                                 --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income          (0.58)    (0.59)    (0.59)    (0.62)    (0.65)
  Distributions from net realized capital gains       - -     (0.02)    (0.15)    (0.05)      - -
                                                 --------  --------  --------  --------  --------
    Total distributions                             (0.58)    (0.61)    (0.74)    (0.67)    (0.65)
                                                 --------  --------  --------  --------  --------
Net asset value at end of period                 $  10.60  $   9.92  $   9.92  $  10.64  $  10.41
                                                 ========  ========  ========  ========  ========
Total return                                        13.05%     6.52%     0.26%     8.93%     9.93%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $238,117  $284,075  $270,943  $257,641  $266,750
  Ratios of expenses to average net assets
   After advisory/administration fee waivers         1.37%     1.59%     1.76%     1.69%     1.27%
   After advisory/administration fee waivers
    (excluding interest expense)                     0.95%     0.95%     0.95%     0.93%     0.88%
   Before advisory/administration fee waivers        1.48%     1.70%     1.88%     1.87%     1.52%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers         5.68%     6.15%     5.81%     5.76%     6.37%
   Before advisory/administration fee waivers        5.56%     6.04%     5.69%     5.58%     6.12%
Portfolio turnover rate                               262%      205%      239%      376%      428%
                                                 -------------------------------------------------

[GRAPHIC]

BlackRock
International Bond
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Investment Goal
Until February 28, 2002, the fund's investment goal is to seek current income consistent with the preservation of capital. As of March 1, 2002, the fund's investment goal is to seek to realize a total return that exceeds that of the Salomon Smith Barney Non-U.S. World Government Bond Index (Hedged) (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of foreign issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in foreign currencies, usually in order to hedge itself against foreign currency risk; however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

                             IMPORTANT DEFINITIONS


 Salomon Smith Barney Non-U.S. World Government Bond Index (Hedged): An unmanaged index that tracks the performance of 13 government bond markets:
 Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.



The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Smith Barney Non-U.S. World Government Bond Index (Hedged), a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92      93      94       95      96     97      98     99      00     01
----   ------  -------  ------  ------  -----  ------  -----  ------  -----
6.17%  15.31%  (3.71)%  20.02%  10.41%  9.94%  11.16%  0.18%  11.35%  7.68%

Best Quarter
Q1 '95: 8.40%

Worst Quarter
Q2 '94: (2.06)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                                       Inception
                                    1 Year  3 Years  5 Years  10 Years    Date
International Bond                   7.68%   6.30%    7.98%     8.65%   07/01/91
SSB Non-U.S. WGBI (Hedged)           6.10%   6.16%    8.19%     8.68%     N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .55%
 Interest expense                             1.55%
 Other expenses                                .63%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .33%
 Total annual fund operating expenses         2.73%
 Fee waivers and expense reimbursements*        --
 Net expenses*                                2.73%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.33% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years     5 Years      10 Years
 Service Shares $      276 $      847 $      1,445 $      3,061

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, Keith Anderson, Managing Director of BFM since 1988, and Anthony Faillace, Managing Director at BFM since 1999. Prior to joining BFM, Andrew Gordon was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston form 1986 to 1994. Prior to joining BFM in 1999, Mr. Faillace was a portfolio manager and member of the international portfolio team at Pacific Investment Management Company from 1994 to 1999. Andrew Gordon has been a member of the team managing the fund since 1997, Keith Anderson since 1996 and Anthony Faillace since 2001. Andrew Gordon has been a portfolio co-manager since 1997, Keith Anderson since 1999 and Anthony Faillace since 2001.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                          International Bond Portfolio

                                                    ------------------------------------------------
                                                    ------------------------------------------------
                                                        Year        Year    Year    Year    Year
                                                        Ended       Ended   Ended   Ended   Ended
                                                       9/30/01     9/30/00 9/30/99 9/30/98 9/30/97
Net asset value at beginning of period              $       10.69  $10.81  $11.24  $10.95  $ 11.71
                                                    -------------  ------  ------  ------  -------
Income from investment operations
  Net investment income                                      0.50    0.46    0.24    0.18     1.36
  Net gain (loss) on investments (both realized
   and unrealized)                                           0.70    0.23   (0.06)   1.06    (0.19)
                                                    -------------  ------  ------  ------  -------
    Total from investment operations                         1.20    0.69    0.18    1.24     1.17
                                                    -------------  ------  ------  ------  -------
Less distributions
  Distributions from net investment income                  (1.24)  (0.49)  (0.61)  (0.53)   (1.44)
  Distributions in excess of net investment income          (0.12)    - -     - -     - -      - -
  Distributions from net realized capital gains               - -   (0.32)    - -   (0.42)   (0.49)
                                                    -------------  ------  ------  ------  -------
    Total distributions                                     (1.36)  (0.81)  (0.61)  (0.95)   (1.93)
                                                    -------------  ------  ------  ------  -------
Net asset value at end of period                    $       10.53  $10.69  $10.81  $11.24  $ 10.95
                                                    =============  ======  ======  ======  =======
Total return                                                11.97%   6.72%   1.60%  12.17%   11.23%
Ratios/Supplemental data
  Net assets at end of period (in thousands)        $      11,045  $4,092  $3,730  $2,359  $ 6,708
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                 2.74%   1.66%   1.33%   1.31%    1.30%
   After advisory/administration fee waivers
    (excluding interest expense)                             1.20%   1.22%   1.33%   1.31%    1.29%
   Before advisory/administration fee waivers                2.74%   1.66%   1.33%   1.46%    1.40%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers                 5.08%   4.36%   3.50%   3.79%    5.01%
   Before advisory/administration fee waivers                5.08%   4.36%   3.50%   3.64%    4.91%
Portfolio turnover rate                                       111%    266%    317%    225%     272%
                                                    -----------------------------------------------

[GRAPHIC]

BlackRock
High Yield Bond
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a foreign government and one or more financial institutions. The fund considers such investments to be debt securities.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Collateralized Bond Obligations (CBO): The fund many invest in collateralized bond obligations, which are securities backed by a diversified pool of high yield securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

 High Yield Bonds: Sometimes referred to as "junk bonds" these are debt securities, which are, rated less than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.


Investment Goal
The fund seeks to provide current income by investing primarily in non-investment grade bonds.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its assets in high yield bonds which includes convertible securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individual bonds within these categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C". These securities are very risky and have major uncertainties regarding the issuer's ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

                             IMPORTANT DEFINITIONS


 Lehman High Yield Index: An unmanaged index that is comprised of issues that meet the following criteria: at least $100 million par value outstanding, maximum credit rating of B1 (including defaulted issues) and at least one year to maturity.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

 Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default.

The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt.

High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman High Yield Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

  99       00      01
------  -------  ------
 8.44%  (7.48)   6.73%

Best Quarter
Q4 '01: 6.10%

Worst Quarter
Q4 '00: (6.50)%



As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                              Since       Inception
                     1 Year     3 Years     Inception        Date
High Yield Bond      6.37%        2.30%       2.56%        11/19/98
Lehman High Yeild    5.28%        0.49%       0.98%           N/A

 * The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                               .50%
 Interest expense                                                            .36%
 Other expenses                                                              .66%
   Service fees                                                        .15%
   Processing fees                                                     .15%
   Other                                                               .36%
 Total annual fund operating expenses                                       1.52%
 Fee waivers and expense reimbursements*                                     .16%
 Net expenses*                                                              1.36%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.00% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section of page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
 Service Shares                               $138   $465    $814    $1,799

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as Managing Director of BFM since January 2002 and as Director of BFM from June 1998 to December 2001. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                         High Yield Bond Portfolio

                                                            -------------------------------
                                                            -------------------------------
                                                                                For the
                                                                                 Period
                                                             Year      Year    11/19/98/1/
                                                             Ended     Ended    through
                                                            9/30/01   9/30/00   9/30/99
Net asset value at beginning of period                      $  8.92   $  9.73    $10.00
                                                            -------   -------    ------
  Income from investment operations
  Net investment income                                        0.88      1.08      0.85
  Net (loss) on investments (both realized and unrealized)    (1.38)    (0.81)    (0.31)
                                                            -------   -------    ------
    Total from investment operations                          (0.50)     0.27      0.54
                                                            -------   -------    ------
Less distributions
  Distributions from net investment income                    (0.96)    (1.08)    (0.81)
  Distributions in excess of net investment income            (0.07)      - -       - -
                                                            -------   -------    ------
    Total distributions                                       (1.03)    (1.08)    (0.81)
                                                            -------   -------    ------
Net asset value at end of period                            $  7.39   $  8.92    $ 9.73
                                                            =======   =======    ======
Total return                                                  (5.95%)    2.80%     5.47%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                $     9   $    43    $  - -
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                   1.36%     1.60%     2.21%/2/
   After advisory/administration fee waivers (excluding
    interest expense)                                          1.00%     1.00%     1.59%/2/
   Before advisory/administration fee waivers                  1.52%     1.63%     3.33%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                  11.82%    12.13%     9.93%/2/
   Before advisory/administration fee waivers                 11.66%    12.10%     8.81%/2/
Portfolio turnover rate                                         331%      235%      185%
                                                            -------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC]

BlackRock
Tax-Free Income
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of assets can be invested in securities which are subject to Federal income tax including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.

The fund manager evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (General Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance of Investor A Shares (first issued in May 1990) and Institutional Shares (first issued in January 1993) of the fund. The actual return of Service Shares would have been lower compared to one of these classes, Institutional Shares, because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92     93      94       95     96     97     98      99      00     01
-----  -----  -------  ------  -----  -----  -----  -------  -----  -----
8.85%  12.99%  (6.98)%  18.14%  5.51%  9.80%  6.11%  (4.45)%  10.62%  4.46%

Best Quarter
Q1 '95: 8.22%

Worst Quarter
Q1 '94: (6.87)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                       Inception
                  1 Year  3 Years  5 Years  10 Years      Date
Tax-Free           4.46%   3.36%    5.16%     6.25%     09/30/86
Lehman Municipal   5.13%   4.77%    5.98%     6.62%       N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

               Advisory fees                                 .50%
               Other expenses                                .61%
                  Service fees                         .15%
                  Processing fees                      .15%
                  Other                                .31%
               Total annual fund operating expenses         1.11%
               Fee waivers and expense reimbursements*       .21%
               Net expenses*                                 .90%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                1 Year 3 Years 5 Years 10 Years
                 Service Shares  $92    $332    $591    $1,333

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                            Tax-Free Income Portfolio

                                                                 -----------------------------------------
                                                                 -----------------------------------------
                                                                  Year    Year    Year     Year    Year
                                                                  Ended   Ended   Ended    Ended   Ended
                                                                 9/30/01 9/30/00 9/30/99  9/30/98 9/30/97
Net asset value at beginning of period                           $10.92  $10.96  $11.73   $11.34  $ 10.84
                                                                 ------  ------  ------   ------  -------
Income from investment operations
  Net investment income                                            0.54    0.54    0.49     0.38     0.53
  Net gain (loss) on investments (both realized and unrealized)    0.47   (0.07)  (0.71)    0.56     0.50
                                                                 ------  ------  ------   ------  -------
    Total from investment operations                               1.01    0.47   (0.22)    0.94     1.03
                                                                 ------  ------  ------   ------  -------
Less distributions
  Distributions from net investment income                        (0.55)  (0.51)  (0.49)   (0.50)   (0.53)
  Distributions from net realized capital gains                     - -     - -   (0.06)   (0.05)     - -
                                                                 ------  ------  ------   ------  -------
    Total distributions                                           (0.55)  (0.51)  (0.55)   (0.55)   (0.53)
                                                                 ------  ------  ------   ------  -------
Net asset value at end of period                                 $11.38  $10.92  $10.96   $11.73  $ 11.34
                                                                 ======  ======  ======   ======  =======
Total return                                                       9.49%   4.49%  (1.97)%   8.52%    9.77%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                     $3,651  $5,347  $5,754   $5,430  $58,779
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                       0.90%   0.90%   0.90%    0.88%    0.85%
   Before advisory/administration fee waivers                      1.11%   1.12%   1.12%    1.16%    1.20%
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                       4.77%   5.02%   4.27%    4.34%    4.76%
   Before advisory/administration fee waivers                      4.55%   4.80%   4.05%    4.06%    4.41%
Portfolio turnover rate                                              38%     43%    104%     100%     262%
                                                                 -----------------------------------------

[GRAPHIC]

BlackRock
Delaware Tax-Free Income
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Delaware state income tax (municipal securities). The fund normally invests at least 80% of its assets purposes in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The other 20% of assets can be invested in securities which are subject to Federal income tax including the Federal Alternative Minimum Tax and Delaware state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (Other State Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. These practices may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92     93      94       95     96     97     98      99      00     01
-----  -----  -------  ------  -----  -----  -----  -------  -----  -----
5.42%  7.96%  (3.60)%  12.74%  3.27%  6.16%  4.33%  (2.66)%  9.85%  4.51%

Best Quarter
Q1 '95: 4.70%

Worst Quarter
Q1 '94: (4.67)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                       Inception
                  1 Year  3 Years  5 Years  10 Years      Date
DE Tax-Free        4.51%   3.78%    4.75%     4.74%     09/30/86
Lehman Municipal   5.13%   4.77%    6.62%     7.30%       N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .55%
 Other expenses                                .65%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .35%
 Total annual fund operating expenses         1.20%
 Fee waivers and expense reimbursements*       .20%
 Net expenses*                                1.00%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.00% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements. The chart and the table both assume reinvestment of dividends and distributions.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $102   $361    $640    $1,437

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                           Delaware Tax-Free Income Portfolio

                                                                 ----------------------------------------
                                                                 ----------------------------------------
                                                                                               For the
                                                                                               Period
                                                                   Year       Year    Year    5/11/98/1/
                                                                   Ended      Ended   Ended    through
                                                                  9/30/01    9/30/00 9/30/99   9/30/98
Net asset value at beginning of period                           $     9.68  $ 9.62  $10.33    $10.00
                                                                 ----------  ------  ------    ------
Income from investment operations
  Net investment income                                                0.48    0.44    0.44      0.16
  Net gain (loss) on investments (both realized and unrealized)        0.45    0.04   (0.57)     0.34
                                                                 ----------  ------  ------    ------
    Total from investment operations                                   0.93    0.48   (0.13)     0.50
                                                                 ----------  ------  ------    ------
Less distributions
  Distributions from net investment income                            (0.41)  (0.42)  (0.44)    (0.17)
  Distributions from net realized capital gains                         - -     - -   (0.14)      - -
                                                                 ----------  ------  ------    ------
    Total distributions                                               (0.41)  (0.42)  (0.58)    (0.17)
                                                                 ----------  ------  ------    ------
Net asset value at end of period                                 $    10.20  $ 9.68  $ 9.62    $10.33
                                                                 ==========  ======  ======    ======
Total return                                                           9.83%   5.19%  (1.40)%    5.04%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                     $      - -  $  - -  $  - -    $  - -
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                           0.87%   1.00%   1.00%     0.67%/2/
   Before advisory/administration fee waivers                          1.02%   1.21%   1.16%     0.85%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                           4.83%   4.60%   4.08%     5.00%/2/
   Before advisory/administration fee waivers                          4.68%   4.39%   3.92%     4.82%/2/
Portfolio turnover rate                                                  14%     27%     31%       54%
                                                                 ----------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC]

BlackRock
Ohio Tax-Free Income
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Ohio state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and Ohio state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (OH Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 93       94       95     96     97     98      99       00     01
------  -------  ------  -----  -----  -----  -------  ------  -----
10.03%  (6.70)%  17.48%  3.81%  8.34%  6.04%  (3.32)%  10.77%  5.65%

Best Quarter
Q1 '95: 7.36%

Worst Quarter
Q1 '94: (6.21)%

The bar for 1993 is based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                              Since    Inception
                  1 Year  3 Years  5 Years  Inception     Date
OH Tax-Free        5.65%   4.20%    5.38%     5.52%     12/01/92
Lehman Municipal   5.13%   4.77%    5.98%     6.44%       N/A**

 *The chart and the table both assume reinvestment of dividends and distributions.
**For comparative purposes, the value of the index on 11/30/92 is used as the beginning value on 12/01/92.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .50%
 Other expenses                                .64%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .34%
 Total annual fund operating expenses         1.14%
 Fee waivers and expense reimbursements*       .24%
 Net expenses*                                 .90%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $92    $338    $604    $1,365

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                            Ohio Tax-Free Income Portfolio

                                                                 ----------------------------------------
                                                                 ----------------------------------------
                                                                  Year    Year    Year     Year    Year
                                                                  Ended   Ended   Ended    Ended   Ended
                                                                 9/30/01 9/30/00 9/30/99  9/30/98 9/30/97
Net asset value at beginning of period                           $10.22  $10.19  $10.88   $10.50  $10.15
                                                                 ------  ------  ------   ------  ------
Income from investment operations
  Net investment income                                            0.54    0.51    0.47     0.48    0.47
  Net gain (loss) on investments (both realized and unrealized)    0.57     - -   (0.65)    0.37    0.35
                                                                 ------  ------  ------   ------  ------
    Total from investment operations                               1.11    0.51   (0.18)    0.85    0.82
                                                                 ------  ------  ------   ------  ------
Less distributions
  Distributions from net investment income                        (0.53)  (0.48)  (0.47)   (0.47)  (0.47)
  Distributions from net realized capital gains                     - -     - -   (0.04)     - -     - -
                                                                 ------  ------  ------   ------  ------
    Total distributions                                           (0.53)  (0.48)  (0.51)   (0.47)  (0.47)
                                                                 ------  ------  ------   ------  ------
Net asset value at end of period                                 $10.80  $10.22  $10.19   $10.88  $10.50
                                                                 ======  ======  ======   ======  ======
Total return                                                      11.08%   5.20%  (1.68)%   8.23%   8.21%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                     $   40  $   38  $  254   $  712  $7,421
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                       0.89%   0.90%   0.90%    0.88%   0.85%
   Before advisory/administration fee waivers                      1.13%   1.15%   1.11%    1.21%   1.36%
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                       5.13%   5.09%   4.45%    4.37%   4.51%
   Before advisory/administration fee waivers                      4.89%   4.84%   4.24%    4.04%   4.00%
Portfolio turnover rate                                              19%     23%     23%      77%     87%
                                                                 ----------------------------------------

[GRAPHIC]

BlackRock
Kentucky Tax-Free Income
Portfolio



                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.


Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Kentucky state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and Kentucky state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates categories of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (KY Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92     93      94       95     96     97     98      99      00     01
-----  -----  -------  ------  -----  -----  -----  -------  -----  -----
7.15%  9.22%  (3.53)%  13.09%  3.35%  6.60%  3.92%  (2.71)%  8.44%  4.08%

Best Quarter
Q1 '95:  5.29%

Worst Quarter
Q1 '94: (4.45)%




As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                       Inception
                  1 Year  3 Years  5 Years  10 Years     Date
KY Tax-Free        4.08%   3.17%    4.50%     5.10%    11/30/87
Lehman Municipal   5.13%   4.77%    5.98%     6.62%      N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .55%
 Other expenses                                .61%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .31%
 Total annual fund operating expenses         1.16%
 Fee waivers and expense reimbursements*       .16%
 Net expenses*                                1.00%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.00% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $102   $353    $623    $1,395

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                          Kentucky Tax-Free Income Portfolio

                                           --------------------------------------
                                           --------------------------------------
                                                                       For the
                                                                       Period
                                            Year      Year    Year    5/11/98/1/
                                            Ended     Ended   Ended    through
                                           9/30/01   9/30/00 9/30/99   9/30/98
Net asset value at beginning of period     $ 9.60    $ 9.63  $10.31    $10.00
                                           ------    ------  ------    ------
Income from investment operations
 Net investment income                       0.47      0.44    0.44      0.19
 Net gain (loss) on investments (both
   realized and unrealized)                  0.35     (0.04)  (0.59)     0.29
                                           ------    ------  ------    ------
    Total from investment operations         0.82      0.40   (0.15)     0.48
                                           ------    ------  ------    ------
Less distributions
 Distributions from net investment
   income                                   (0.47)    (0.43)  (0.43)    (0.17)
 Distributions from net realized
   capital gains                              - -       - -   (0.10)      - -
                                           ------    ------  ------    ------
    Total distributions                     (0.47)    (0.43)  (0.53)    (0.17)
                                           ------    ------  ------    ------
Net asset value at end of period           $ 9.95    $ 9.60  $ 9.63    $10.31
                                           ======    ======  ======    ======
Total return                                 8.69%     4.35%  (1.52)%    4.82%
Ratios/Supplemental data
 Net assets at end of period (in
   thousands)                              $   91    $   88  $  - -    $  - -
 Ratios of expenses to average net
   assets
   After advisory/administration fee
    waivers                                  1.00%     1.00%   1.00%     0.67%/2/
   Before advisory/administration fee
    waivers                                  1.16%     1.18%   1.18%     0.92%/2/
 Ratios of net investment income to
   average net assets
   After advisory/administration fee
    waivers                                  4.79%     4.76%   4.26%     5.00%/2/
   Before advisory/administration fee
    waivers                                  4.63%     4.58%   4.08%     4.75%/2/
Portfolio turnover rate                       32 %       55%     25%        7%
                                           --------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC]

BlackRock
New Jersey Tax-Free Income
Portfolio



                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.


Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and New Jersey state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and New Jersey state income tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its assets in municipal securities of issuers located in New Jersey and other obligations which are statutorily free from state and local taxation under the laws of New Jersey or the United States in order to qualify as a "qualified investment fund" under New Jersey law and in securities issued by the U.S. Government, its agencies and authorities. The fund may invest in municipal securities of issuers located outside of New Jersey. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (NJ Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, change in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax. Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they do carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 92      93      94       95     96     97     98      99      00     01
-----  ------  -------  ------  -----  -----  -----  -------  -----  -----
8.90%  11.58%  (4.70)%  14.94%  3.63%  8.26%  5.96%  (2.78)%  9.71%  4.41%

Best Quarter
Q1 '95: 6.13%

Worst Quarter
Q1 '94: (5.17)%

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                          Inception
                      1 Year  3 Years  5 Years  10 Years     Date
NJ Tax-Free Income    4.41%   3.65%    5.02%     5.83%     07/01/91
Lehman Municipal      5.13%   4.77%    5.98%     6.62%       N/A


 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .50%
 Other expenses                                .62%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .32%
 Total annual fund operating expenses         1.12%
 Fee waivers and expense reimbursements*       .22%
 Net expenses*                                 .90%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $92    $334    $596    $1,343

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                    New Jersey Tax-Free Income Portfolio

                                                 ----------------------------------------------
                                                 ----------------------------------------------
                                                  Year     Year     Year      Year     Year
                                                  Ended    Ended    Ended     Ended    Ended
                                                 9/30/01  9/30/00  9/30/99   9/30/98  9/30/97
Net asset value at beginning of period           $ 11.31  $ 11.30  $ 12.07   $ 11.65  $ 11.27
                                                 -------  -------  -------   -------  -------
Income from investment operations
  Net investment income                             0.57     0.56     0.51      0.52     0.52
  Net gain (loss) on investments (both realized
   and unrealized)                                  0.51    (0.03)   (0.70)     0.42     0.37
                                                 -------  -------  -------   -------  -------
    Total from investment operations                1.08     0.53    (0.19)     0.94     0.89
                                                 -------  -------  -------   -------  -------
Less distributions
  Distributions from net investment income         (0.56)   (0.52)   (0.52)    (0.52)   (0.51)
  Distributions from net realized capital gains      - -      - -    (0.06)      - -      - -
                                                 -------  -------  -------   -------  -------
    Total distributions                            (0.56)   (0.52)   (0.58)    (0.52)   (0.51)
                                                 -------  -------  -------   -------  -------
Net asset value at end of period                 $ 11.83  $ 11.31  $ 11.30   $ 12.07  $ 11.65
                                                 =======  =======  =======   =======  =======
Total return                                        9.75%    4.84%   (1.65)%    8.28%    8.11%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $16,530  $18,673  $24,626   $34,803  $84,596
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.90%    0.90%    0.90%     0.88%    0.85%
   Before advisory/administration fee waivers       1.12%    1.12%    1.11%     1.18%    1.17%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        4.82%    4.92%    4.28%     4.37%    4.59%
   Before advisory/administration fee waivers       4.60%    4.70%    4.07%     4.07%    4.27%
Portfolio turnover rate                               28%      77%      43%       24%      77%
                                                 ---------------------------------------------

[GRAPHIC]

BlackRock
Pennsylvania Tax-Free Income
Portfolio



                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with preservation of capital.

Primary Investment Strategies:
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and
Pennsylvania state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Pennsylvania). The other 20% of assets can be invested in securities which are subject to regular Federal income tax (including the Federal Alternative Minimum Tax) and Pennsylvania state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.

The fund manager evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

                             IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (PA Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance.As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund, which were first issued in December 1992. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

 93       94       95     96     97     98      99       00     01
------  -------  ------  -----  -----  -----  -------  ------  -----
12.51%  (7.13)%  18.10%  4.24%  8.38%  5.78%  (2.58)%  9.64%  4.32%

Best Quarter
Q1 '95: 7.59%

Worst Quarter
Q1 '94: (6.35)%

The bar for 1993 is based upon performance for Institutional Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                              Since    Inception
                  1 Year  3 Years  5 Years  Inception     Date
PA Tax-Free        4.32%   3.67%    5.02%     5.71%     12/01/92
Lehman Municipal   5.13%   4.77%    5.98%     6.45%       N/A**


 *The chart and the table both assume reinvestment of dividends and distributions.
**For comparative purposes, the value of the index on 11/30/92 is used as the beginning value on 12/01/92.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                 .50%
 Other expenses                                .59%
    Service fees                         .15%
    Processing fees                      .15%
    Other                                .29%
 Total annual fund operating expenses         1.09%
 Fee waivers and expense reimbursements*       .19%
 Net expenses*                                 .90%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .90% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 112 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
 Service Shares  $92    $328    $582    $1,312

Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)

                                      Pennsylvania Tax-Free Income Portfolio

                                                 ---------------------------------------------
                                                 ---------------------------------------------
                                                  Year     Year     Year      Year     Year
                                                  Ended    Ended    Ended     Ended    Ended
                                                 9/30/01  9/30/00  9/30/99   9/30/98  9/30/97
Net asset value at beginning of period           $ 10.55  $ 10.52  $ 11.15   $ 10.77  $ 10.44
                                                 -------  -------  -------   -------  -------
Income from investment operations
  Net investment income                             0.52     0.51     0.47      0.47     0.50
  Net gain (loss) on investments (both realized
   and unrealized)                                  0.34     0.01    (0.59)     0.39     0.33
                                                 -------  -------  -------   -------  -------
    Total from investment operations                0.86     0.52    (0.12)     0.86     0.83
                                                 -------  -------  -------   -------  -------
Less distributions
  Distributions from net investment income         (0.53)   (0.49)   (0.48)    (0.48)   (0.50)
  Distributions from net realized capital gains      - -      - -    (0.03)      - -      - -
                                                 -------  -------  -------   -------  -------
    Total distributions                            (0.53)   (0.49)   (0.51)    (0.48)   (0.50)
                                                 -------  -------  -------   -------  -------
Net asset value at end of period                 $ 10.88  $ 10.55  $ 10.52   $ 11.15  $ 10.77
                                                 =======  =======  =======   =======  =======
Total return                                        8.33%    5.09%   (1.11)%    8.19%    8.10%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $ 6,911  $12,646  $14,132   $20,669  $50,395
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.90%    0.90%    0.90%     0.86%    0.85%
   Before advisory/administration fee waivers       1.09%    1.09%    1.09%     1.10%    1.16%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        4.81%    4.90%    4.37%     4.39%    4.67%
   Before advisory/administration fee waivers       4.62%    4.71%    4.18%     4.15%    4.36%
Portfolio turnover rate                               13%      31%      28%       43%      97%
                                                 ---------------------------------------------

[GRAPHIC]

About Your Investment

Buying Shares
   Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.

Purchase orders may be placed by calling (800) 441-7450.


What Price Per Share Will You Pay?
    The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.


Paying for Shares
    Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.


How Much is the Minimum Investment?
    The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers.
There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

Distribution and Service Plan
The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain services provided to its shareholders. The Company does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Company may also enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organizations) (including PNC Bank and its affiliates). Under these arrangements, Service Organizations will provide certain support services to their customers who own Service Shares. The Company may pay a shareholder servicing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers. All Service Shares pay this shareholder servicing fee.

In return for the fee, Service Organizations may provide one or more of the following services to their customers who own Service Shares:

       (1)Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
       (2)Assisting customers in choosing and changing dividend options, account designations and addresses; and
       (3)Providing other similar shareholder liaison services.

For a separate shareholder processing fee paid by all Service Shares of up to
 .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

       (1)Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Company's distributor;
       (2)Processing dividend payments from the Company on behalf of customers;
       (3)Providing sub-accounting for Service Shares beneficially owned by customers or the information necessary for sub-accounting; and
       (4)Providing other similar services.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Selling Shares
Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption pay-ments is imposed by the Company, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7.

The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7.

The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company may alter the terms of or terminate this expedited redemption privilege at any time.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibility standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to purchase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.

The Companys Rights
The Company may:

   . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions, described in the Investment Company Act of 1940,
   . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above,
   . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

Accounts with Low Balances
The Company may redeem a shareholder's account in any fund at any time the net asset value of the accounts in such fund falls below $5,000 as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to maintain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.

Market Timing
The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

Management
BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.


--------------------------------------------------------------------------------

                            IMPORTANT DEFINITIONS


 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for BlackRock Funds is BlackRock Advisors, Inc.

 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

 Low Duration Bond                                                       0.22%
 Intermediate Government Bond                                            0.28%
 Intermediate Bond                                                       0.30%
 Core Bond Total Return                                                  0.26%
 Managed Income                                                          0.37%
 International Bond                                                      0.55%
 GNMA                                                                    0.23%
 High Yield                                                              0.34%
 Tax-Free Income                                                         0.29%
 Pennsylvania Tax-Free Income                                            0.31%
 New Jersey Tax-Free Income                                              0.28%
 Ohio Tax-Free Income                                                    0.26%
 Delaware Tax-Free Income                                                0.35%
 Kentucky Tax-Free Income                                                0.39%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee (Before Waivers)

                         Each Fund Except
                         Int'l Bond, GNMA, Int'l Bond, GNMA,
                         KY Tax-Free,      KY Tax-Free,
                         DE Tax-Free       DE Tax-Free
                         INVESTMENT        INVESTMENT
 AVG DAILY NET ASSETS    ADVISORY FEE      ADVISORY FEE
 First $1 billion        .500%             .550%
 $1 billion--$2 billion  .450%             .500%
 $2-billion--$3 billion  .425%             .475%
 greater than $3 billion .400%             .450%

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed to cap each fund's net expense (excluding interest expense) at the levels shown in that fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through

February 1, 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

Low Duration Bond                                                     .385%
Intermediate Government Bond                                          .475%
Intermediate Bond                                                     .435%
Core Bond Total Return                                                .380%
Core PLUS Total Return                                                .375%
GNMA                                                                  .485%
Managed Income                                                        .485%
International Bond                                                    .865%
High Yield Bond                                                       .525%
Tax-Free Income                                                       .485%
Delaware Tax-Free Income                                              .585%
Ohio Tax-Free Income                                                  .515%
Kentucky Tax-Free Income                                              .585%
New Jersey Tax-Free Income                                            .475%
Pennsylvania Tax-Free Income                                          .470%

If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions
Black Rock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.


Distributions of net investment income derived by a fund are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

Taxation of Distributions
Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, will be taxed to shareholders as ordinary income.

Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.

Dividends paid with respect to interest on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by it. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

Important Notice Regarding Delivery of Shareholder Documents
The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.

Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.

Electronic Access to Shareholder Documents
Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports
These reports contain additional information about each of the Funds' investments. The annual report describes the Funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Funds' performance for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2002, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available.
Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday.
Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries.
www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries.
Mail to: funds@blackrock.com

Written Correspondence
BlackRock Funds, 100 Bellevue Parkway,
Wilmington, DE 19809
MS WR-R100-04-07

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities And Exchange Commission (SEC)
You may also view and copy public information about Blackrock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

                                    [GRAPHIC]



[LOGO] BLACKROCK FUNDS

                                    [GRAPHIC]



                                Bond Portfolios


                             INSTITUTIONAL SHARES

BlackRock Funds/SM/ is a mutual fund family with 43 investment portfolios, 15 of which are described in this prospectus.





PROSPECTUS
January 28, 2002

[LOGO] BlackRock Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC- May lose value
INSURED   No bank guarantee

Table of Contents


How to find the information you need
How to find the information you need......................................   1

THE BLACKROCK BOND PORTFOLIOS

Low Duration Bond.........................................................   2

Intermediate Government Bond..............................................   9

Intermediate Bond.........................................................  15

Core Bond Total Return....................................................  21

Core PLUS Total Return....................................................  28

GNMA Portfolio............................................................  35

Managed Income............................................................  41

International Bond........................................................  48

High Yield Bond...........................................................  55

Tax-Free Income...........................................................  63

Delaware Tax-Free Income..................................................  70

Ohio Tax-Free Income......................................................  77

Kentucky Tax-Free Income..................................................  84

New Jersey Tax-Free Income................................................  91

Pennsylvania Tax-Free Income..............................................  98

About Your Investment
How to Buy/Sell Shares.................................................... 105

Dividends/Distributions/Taxes............................................. 111

How to Find the
Information You Need
About BlackRock Funds



   This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on 15 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

                                    [Graphic]



BlackRock
Low Duration Bond
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the benchmark. The fund normally invests at least 80% of its assets in bonds diversified among several categories. The fund may also invest up to 20% of its assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its assets in bonds of foreign issuers. The fund management team selects securities from several categories including: U.S. Treasuries and agency securities, asset-backed securities, CMOs, corporate bonds and commercial and residential mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B", the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

IMPORTANT DEFINITIONS Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index com-prised of Treasury securities with maturities of from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 20% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q1 '95:  3.26%

Worst Quarter
Q1 '94:  (0.18)%


 93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----    ----
5.66%   1.39%   10.51%  5.07%   6.05%   6.62%   4.06%   8.27%   7.72%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                    Since       Inception
                        1 Year  3 Years  5 Years  Inception       Date
Low Duration Bond        7.72%   6.67%    6.54%      5.97%      07/17/92
ML 1-3 Yr. Treasury      8.30%   6.43%    6.59%      5.98%        N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                  Advisory fees                            .50%
                  Interest expense                         .62%
                  Other expenses                           .33%
                  Total annual fund operating expenses    1.45%
                  Fee waivers and expense reimbursements*  .28%
                  Net expenses*                           1.17%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .55% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of invest-ing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                   1 Year 3 Years 5 Years 10 Years
              Institutional Shares  $119   $431    $766    $1,711

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since inception, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                      Low Duration Bond Portfolio

                                                    --------------------------------------------------
                                                    --------------------------------------------------
                                                     Year      Year      Year      Year      Year
                                                     Ended     Ended     Ended     Ended     Ended
                                                    9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period              $   9.82  $   9.82  $  10.03  $   9.89  $   9.79
                                                    --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                                 0.56      0.61      0.58      0.56      0.58
  Net gain (loss) on investments (both realized
   and unrealized)                                      0.41     (0.01)    (0.20)     0.14      0.08
                                                    --------  --------  --------  --------  --------
    Total from investment operations                    0.97      0.60      0.38      0.70      0.66
                                                    --------  --------  --------  --------  --------
Less distri-butions
  Distributions from net investment income             (0.57)    (0.60)    (0.59)    (0.56)    (0.56)
  Distributions in excess of net investment income     (0.01)      - -       - -       - -       - -
                                                    --------  --------  --------  --------  --------
    Total distributions                                (0.58)    (0.60)    (0.59)    (0.56)    (0.56)
                                                    --------  --------  --------  --------  --------
Net asset value at end of period                    $  10.21  $   9.82  $   9.82  $  10.03  $   9.89
                                                    ========  ========  ========  ========  ========
Total return                                           10.21%     6.29%     3.91%     7.28%     6.89%
Ratios/Supplemental data
  Net assets at end of period (in thousands)        $135,243  $126,818  $157,553  $166,887  $102,490
  Ratios of expenses to average net assets
   After advisory/administration fee waivers            1.24%     2.43%     2.39%     1.80%     1.54%
   After advisory/administration fee waivers
    (excluding interest expense)                        0.55%     0.55%     0.56%     0.55%     0.55%
   Before advisory/administration fee waivers-          1.52%     2.71%     2.67%     2.20%     1.87%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers            5.64%     6.16%     5.89%     5.77%     5.15%
   Before advisory/administration fee waivers-          5.36%     5.88%     5.62%     5.37%     4.82%
Portfolio turnover rate                                  168%      182%      177%      227%      371%
                                                    -------------------------------------------------

                                    [Graphic]



BlackRock
Intermediate Government
Bond Portfolio


                             IMPORTANT DEFINITIONS

 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes is not necessarily equal to average maturity.

 Lehman Brothers Intermediate Government Index: An unmanaged index comprised of Treasury and Agency issues from the more comprehensive Lehman Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years.


Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the Lehman Brothers Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds, which are issued or guaranteed by the U.S. Government and its agencies.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the benchmark.

If a security falls below the highest rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset- backed securities and CMBS generally experience less prepay-ment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

                             IMPORTANT DEFINITIONS


 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are supported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.
                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q3 '01:  5.07%

Worst Quarter
Q1 '94: (2.39)%

 93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----    ----
7.80%  (3.35)%  13.79%  4.41%   7.73%   7.64%   0.83%   10.24%  8.76%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                    Since       Inception
                        1 Year  3 Years  5 Years  Inception       Date
Intermediate Govt.       8.76%    6.53%   6.99%     6.51%         04/20/92
LB Intermediate Govt.    8.42%    6.37%   7.06%     6.91%           N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                         .50%
 Interest expense                                                      .71%
 Other expenses                                                        .32%
 Total annual fund operating expenses                                 1.53%
 Fee waivers and expense reimbursements*                               .22%
 Net expenses*                                                        1.31%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
 Institutional Shares                         $133   $462    $813    $1,805

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statement, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                       Intermediate Government Bond Portfolio

                                                 ------------------------------------------------
                                                 ------------------------------------------------
                                                  Year      Year      Year      Year      Year
                                                  Ended     Ended     Ended     Ended     Ended
                                                 9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period           $   9.91  $   9.89  $  10.48  $  10.11  $  9.92
                                                 --------  --------  --------  --------  -------
Income from investment operations
  Net investment income                              0.61      0.61      0.59      0.57     0.59
  Net gain (loss) on investments (both realized
   and unrealized)                                   0.63      0.01     (0.51)     0.39     0.19

                                                 --------  --------  --------  --------  -------
    Total from investment operations                 1.24      0.62      0.08      0.96     0.78
                                                 --------  --------  --------  --------  -------
Less distributions
  Distributions from net investment income          (0.60)    (0.59)    (0.59)    (0.59)   (0.59)
  Distributions from net realized capital gains       - -     (0.01)    (0.08)      - -      - -
                                                 --------  --------  --------  --------  -------
    Total distributions                             (0.60)    (0.60)    (0.67)    (0.59)   (0.59)
                                                 --------  --------  --------  --------  -------
Net asset value at end of period                 $  10.55  $   9.91  $   9.89  $  10.48  $ 10.11
                                                 ========  ========  ========  ========  =======
Total return                                        12.90%     6.54%     0.75%     9.83%    8.08%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $309,383  $325,510  $388,917  $441,691  $96,605
  Ratios of expenses to average net assets
   After advisory/administration fee waivers         1.33%     1.02%     0.81%     0.63%    0.67%
   After advisory/administration fee waivers
    (excluding interest expense)                     0.60%     0.60%     0.60%     0.59%    0.55%
   Before advisory/administration fee waivers        1.54%     1.23%     1.02%     0.89%    0.98%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers         5.97%     6.17%     5.77%     5.72%    5.88%
   Before advisory/administration fee waivers        5.75%     5.96%     5.56%     5.46%    5.57%
Portfolio turnover rate                               157%      131%      191%      272%     291%
                                                 ------------------------------------------------

                                    [Graphic]



BlackRock
Intermediate Bond
Portfolio



                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.

The management team evaluates categories of the bonds market and individual securities within those categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased when the management team determines that they have the potential for above-average current income. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold from the portfolio if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.
 The fund may seek to obtain market
exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
IMPORTANT DEFINITIONS Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of Treasury, agency and corporate issues from the more comprehensive Lehman Brothers Aggregate Index. This index concentrates on inter-mediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years. Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. Mortgage-Backed Securities:
Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies. Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, rein-vestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they do carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals in taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.
                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q3 '01:  4.99%

Worst Quarter
Q1 '94: (2.80)%

 94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----
(3.11)% 14.59% 4.31%    7.61%   7.08%   0.99%   10.73%  8.89%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                         Since    Inception
                             1 Year  3 Years  5 Years  Inception     Date
Intermediate Bond            8.89%   6.78%    7.01%       5.97%    09/17/93
LB Intermediate Govt./Cred.  8.96%   6.40%    7.09%       6.34%     N/A**

 *The chart and the table both assume reinvestment of dividends and distributions.
**For comparative purposes, the value of the index on 9/30/93 is used as the beginning value on 9/17/93.

                             IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                            .50%
 Interest expense                         .32%
 Other expenses                           .30%
 Total annual fund operating expenses    1.12%
 Fee waivers and expense reimbursements*  .20%
 Net expenses*                            .92%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section of page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $94    $336    $598    $1,345

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                      Intermediate Bond Portfolio

                                                 -------------------------------------------------
                                                 -------------------------------------------------
                                                  Year      Year      Year      Year      Year
                                                  Ended     Ended     Ended     Ended     Ended
                                                 9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period           $   9.13  $   9.10  $   9.67  $   9.49  $   9.32
                                                 --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                              0.56      0.58      0.57      0.57      0.58
  Net gain (loss) on investments (both realized
   and unrealized)                                   0.60      0.02     (0.47)     0.23      0.17
                                                 --------  --------  --------  --------  --------
    Total from investment operations                 1.16      0.60      0.10      0.80      0.75
                                                 --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income          (0.58)    (0.57)    (0.57)    (0.57)    (0.58)
  Distributions from net realized capital gains       - -       - -     (0.10)    (0.05)      - -
                                                 --------  --------  --------  --------  --------
    Total distributions                             (0.58)    (0.57)    (0.67)    (0.62)    (0.58)
                                                 --------  --------  --------  --------  --------
Net asset value at end of period                 $   9.71  $   9.13  $   9.10  $   9.67  $   9.49
                                                 ========  ========  ========  ========  ========
Total return                                        13.11%     6.89%     1.10%     8.81%     8.40%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $502,749  $516,538  $476,236  $490,674  $295,709
  Ratios of expenses to average net assets
   After advisory/administration fee waivers         0.95%     1.43%     1.74%     1.72%     0.98%
   After advisory/administration fee waivers
    (excluding interest expense)                     0.60%     0.60%     0.60%     0.59%     0.53%
   Before advisory/administration fee waivers        1.16%     1.65%     1.96%     1.99%     1.27%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers         6.02%     6.42%     6.12%     6.05%     6.18%
   Before advisory/administration fee waivers        5.82%     6.20%     5.90%     5.78%     5.89%
Portfolio turnover rate                               250%      199%      221%      221%      321%
                                                 -------------------------------------------------

                                    [Graphic]



BlackRock
Core Bond Total Return
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgaged-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the benchmark. The fund may invest up to 10% of its assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The fund management team evaluates several categories of the bond market and individual securities within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

                             IMPORTANT DEFINITIONS


 Lehman Brothers Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q2 '95:  5.87%

Worst Quarter
Q1 '94:  (2.63)%


 93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----    ----
9.69%  (2.33)%  18.18%  3.58%   9.02%   8.19%   (0.62)% 12.23%  8.20%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                     Since     Inception
                          1 Year  3 Years  5 Years  Inception     Date
Core Bond Total Return    8.20%    6.47%   7.31%     7.17%      12/09/92
Lehman Aggregate          8.44%    6.28%   7.43%     7.20%        N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                           .48%
 Interest expense                        .08%
 Other expenses                          .29%
 Total annual fund operating expenses    .85%
 Fee waivers and expense reimbursements* .22%
 Net expenses*                           .63%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .55% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section of page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $64    $249    $450    $1,029

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                    Core Bond Total Return Portfolio

                                                 -------------------------------------------------------
                                                 -------------------------------------------------------
                                                   Year        Year       Year       Year      Year
                                                   Ended       Ended      Ended      Ended     Ended
                                                  9/30/01     9/30/00    9/30/99    9/30/98   9/30/97
Net asset value at beginning of period           $     9.36  $     9.31  $  10.12   $   9.82  $   9.55
                                                 ----------  ----------  --------   --------  --------
Income from investment operations
  Net investment income                                0.57        0.60      0.57       0.59      0.62
  Net gain (loss) on investments (both realized
   and unrealized)                                     0.62        0.05     (0.59)      0.40      0.26
                                                 ----------  ----------  --------   --------  --------
   Total from investment operations                    1.19        0.65     (0.02)      0.99      0.88
                                                 ----------  ----------  --------   --------  --------
Less distributions
  Distributions from net investment income            (0.57)      (0.59)    (0.57)     (0.60)    (0.61)
  Distributions from net realized capital gains         - -       (0.01)    (0.22)     (0.09)      - -
                                                 ----------  ----------  --------   --------  --------
   Total distributions                                (0.57)      (0.60)    (0.79)     (0.69)    (0.61)
                                                 ==========  ==========  ========   ========  ========
Net asset value at end of period                 $     9.98  $     9.36  $   9.31   $  10.12  $   9.82
                                                 ==========  ==========  ========   ========  ========
   Total return                                       13.04%       7.29%    (0.17)%    10.57%    10.03%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $1,088,073  $1,051,089  $712,529   $673,823  $393,657
  Ratios of expenses to average net assets
   After advisory/administration fee waivers           0.63%       0.78%     0.93%      0.83%     0.84%
   After advisory/administration fee waivers
    (excluding interest expense)                       0.55%       0.55%     0.55%      0.55%     0.55%
   Before advisory/administration fee waivers          0.85%       1.02%     1.19%      1.17%     1.14%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers           5.90%       6.51%     5.94%      6.00%     6.52%
   Before advisory/administration fee waivers          5.67%       6.27%     5.68%      5.66%     6.23%
Portfolio turnover rate                                 304%        248%      328%       405%      441%
                                                 ------------------------------------------------------

                                    [Graphic]



BlackRock
Core PLUS Total Return
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgaged-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 High Yield Bond: Sometimes referred to as "junk bonds" these are debt securities, which are rated less than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund invests at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the duration of the benchmark.

The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), bonds denominated in foreign currencies and bonds of foreign (including emerging market) issuers.

The fund management team evaluates several categories of the bond market and individual securities within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS


 Lehman Brothers Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset- backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the mangement team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund may invest up to 20% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This mean that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest may be greater than the fund's return on the underlying investment.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                   .50%
 Other expenses/1/                                               .39%
 Total annual fund operating expenses                            .89%
 Fee waivers and expense reimbursements*                         .34%
 Net expenses*                                                   .55%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .55% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section of page 109 for a discussion of these waivers and reimbursements.
/1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years
 Institutional Shares                         $56    $250

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson, Scott Amero and Rajiv Sobti have been portfolio co-managers since the fund's inception.

Fund Performance
The chart below reflects the fund's performance for Institutional Shares. Since the fund was recently organized and commenced operations on December 7, 2001, the information reflects approximately three weeks of operations. Accordingly, the information presented may not provide a meaningful picture of the fund's performance. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

              TOTAL RETURN

Since Inception (12/7/2001) to 12/31/2001

              0.99%                0.86%
              Fund            Lehman Brothers
       Institutional Shares   Aggregate Index




Past Performance of Institutional Accounts
The investment results shown on the next page represent the historical performance of certain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research
(AIMR) guidelines. These institutional accounts have substantially similar investment objectives, policies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund.

Note:
The performance results have been reduced by the maximum possible investment advisory fees charged to the BFM institutional accounts during the period under consideration. Actual investment advisory fees paid by individual institutional accounts may vary.
                                    [CHART]

                             Net Annualized Returns
                            As of December 31, 2001

                                        Institutional          Lehman Brothers
                                           Accounts                Aggregate
IndexOne Year 12/31/2000-12/31/2001         8.49%                   8.44%
Three Years 12/31/1998-12/31/2001           6.42%                   6.28%
Since Inception 3/31/1998-12/31/2001        6.98%                   6.91%





The performance information is provided to illustrate the past performance of BFM in managing substantially similar institutional accounts and does not represent the performance of the fund, which has a limited history of investment operations. Investors should realize that this past performance data is not an indication of future performance of the fund.

The data represents accounts with assets as of December 31, 2001 of $8.3 billion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.

The performance numbers above reflect the deductions for investment advisory fees, and are net of all transaction costs. The performance numbers do not reflect custodian fees. If such custodian fees were deducted, the performance of the institutional accounts would be less than the performance shown. The performance results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 2001.

The index used for comparison is the Lehman Brothers Aggregate Index, an unmanaged index with no expenses, which is comprised of more than 5,000 taxable investment grade bonds rated by Moody's or Standard and Poor's.

The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986. The performance results of the institutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission and AIMR methodology for calculating performance could result in different performance data for identical time periods.

                                    [Graphic]



BlackRock
GNMA
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 GNMA Securities: Securities issued by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors. GNMA securities are backed by the full faith and credit of the U.S. Government.

 Lehman GNMA Index: An unmanaged index comprised of mortgage-backed pass through securities of the Government National Mortgage Association (GNMA).

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality.

Securities are purchased for the fund when the management team determines that they have the potential for above average current income. The fund measures its performance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS


 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q3 '01:  4.73%

Worst Quarter
Q2 '94: (3.65)%

 92      93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
6.71%   7.86%  (3.54)%  17.73%  4.72%   9.70%   7.57%   0.28%   11.85%  9.94%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                             Inception
                        1 Year  3 Years  5 Years  10 Years      Date
GNMA                    9.94%   7.23%     7.79%    7.14%     05/31/90
Lehman GNMA Index       8.22%   7.02%     7.49%    7.17%        N/A

 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                            .55%
 Interest expense                         .74%
 Other expenses                           .37%
 Total annual fund operating expenses    1.66%
 Fee waivers and expense reimbursements*  .32%
 Net expenses*                           1.34%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $136   $492    $872    $1,939

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Rajiv Sobti, Managing Director of BFM since March 1998 and Andrew Phillips, Managing Director of BFM since 1991. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Rajiv Sobti and Andrew Phillips have been members of the team managing the fund since 1998 and portfolio co-managers since 1999.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statement, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                                 GNMA Portfolio

                                                                            ----------------------------------------
                                                                            ----------------------------------------
                                                                                                          For the
                                                                                                          Period
                                                                             Year      Year     Year     5/18/98/1/
                                                                             Ended     Ended    Ended     through
                                                                            9/30/01   9/30/00  9/30/99    9/30/98
Net asset value at beginning of period                                      $   9.70  $  9.61  $  10.11   $10.00
                                                                            --------  -------  --------   ------
Income from investment operations
  Net investment income                                                         0.64     0.62      0.61     0.23
  Net gain (loss) on investments (both realized and unrealized)                 0.57     0.13     (0.49)    0.10
                                                                            --------  -------  --------   ------
    Total from investment operations                                            1.21     0.75      0.12     0.33
                                                                            --------  -------  --------   ------
Less distributions
  Distributions from net investment income                                     (0.63)   (0.62)    (0.60)   (0.22)
  Distributions in excess of net investment income                               - -    (0.02)      - -      - -
  Distributions from net realized capital gains                                  - -    (0.02)    (0.02)     - -
                                                                            --------  -------  --------   ------
    Total distributions                                                        (0.63)   (0.66)    (0.62)   (0.22)
                                                                            --------  -------  --------   ------
Net asset value at end of period                                            $  10.28  $  9.70  $   9.61   $10.11
                                                                            ========  =======  ========   ======
Total return                                                                   12.84%    7.58%     1.14%    1.36%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                                $117,528  $95,108  $110,611   $  - -
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                                    1.34%    1.49%     0.86%    0.63%/2/
   After advisory/administration fee waivers (excluding interest expense)       0.60%    0.60%     0.60%    0.60%/2/
   Before advisory/administration fee waivers                                   1.66%    1.84%     1.21%    1.00%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                                    6.40%    6.52%     6.15%    6.09%/2/
   Before advisory/administration fee waivers                                   6.07%    6.16%     5.81%    5.72%/2/
Portfolio turnover rate                                                          773%     184%      124%      56%
                                                                            ----------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

                                    [Graphic]



BlackRock
Managed Income
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Lehman Brothers Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's.


Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the Lehman Brothers Aggregate Index (the benchmark). The fund normally invests at least 80% of its assets, in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

                             IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a partic-ular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign securities markets.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.


                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q3 '91:  5.78%

Worst Quarter
Q1 '94:  (3.43)%

 92      93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
5.91%   11.69% (4.47)%  17.49%  3.45%   9.46%   7.29%   (0.61)% 11.93%  8.67%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                              Inception
                     1 Year  3 Years  5 Years  10 Years          Date
Managed Income        8.67%   6.53%    7.26%    6.91%         11/01/89
Lehman Aggregate      8.44%   6.28%    7.43%    7.23%           N/A*

 *The chart and the table both assume reinvestment of dividends and distributions.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

 Advisory fees                                                    .49%
 Interest expense                                                 .41%
 Other expenses                                                   .28%
 Total annual fund operating expenses                            1.18%
 Fee waivers and expense reimbursements*                          .12%
 Net expenses*                                                   1.06%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .65% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                             1 Year 3 Years 5 Years 10 Years
 Institutional Shares                         $108   $363    $637    $1,421

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1990 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                 Managed Income Portfolio

                                                 ----------------------------------------------------------------------
                                                 ----------------------------------------------------------------------
                                                         Year              Year        Year        Year       Year
                                                         Ended             Ended       Ended       Ended      Ended
                                                        9/30/01           9/30/00     9/30/99     9/30/98    9/30/97
Net asset value at beginning of period                 $           9.92  $     9.92  $    10.64  $    10.41  $  10.09
                                                 ----------------------  ----------  ----------  ----------  --------
Income from investment operations
  Net investment income                                            0.61        0.62        0.62        0.67      0.68
  Net gain (loss) on investments (both realized
   and unrealized)                                                 0.68        0.02       (0.57)       0.26      0.32
                                                 ----------------------  ----------  ----------  ----------  --------
    Total from investment operations                               1.29        0.64        0.05        0.93      1.00
                                                 ----------------------  ----------  ----------  ----------  --------
Less distributions
  Distributions from net investment income                        (0.61)      (0.62)      (0.62)      (0.65)    (0.68)
  Distributions from net realized capital gains                     - -       (0.02)      (0.15)      (0.05)      - -
                                                 ----------------------  ----------  ----------  ----------  --------
    Total distributions                                           (0.61)      (0.64)      (0.77)      (0.70)    (0.68)
                                                 ----------------------  ----------  ----------  ----------  --------
Net asset value at end of period                       $          10.60  $     9.92  $     9.92  $    10.64  $  10.41
                                                 ======================  ==========  ==========  ==========  ========
Total return                                                      13.39%       6.84%       0.57%       9.25%    10.25%
Ratios/Supplemental data
  Net assets at end of period (in thousands)           $      1,042,238  $1,158,375  $1,252,991  $1,335,054  $537,260
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                       1.07%       1.30%       1.45%       1.30%     0.92%
   After advisory/administration fee waivers
    (excluding interest expense)                                   0.65%       0.65%       0.65%       0.63%     0.58%
   Before advisory/administration fee waivers                      1.19%       1.41%       1.57%       1.48%     1.17%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers                       5.98%       6.44%       6.11%       6.04%     6.65%
   Before advisory/administration fee waivers                      5.86%       6.33%       5.99%       5.86%     6.40%
Portfolio turnover rate                                             262%        205%        239%        376%      428%
                                                 ---------------------------------------------------------------------

                                    [Graphic]



BlackRock
International Bond
Portfolio


                             IMPORTANT DEFINITIONS


 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Investment Goal
Until February 28, 2002, the fund's investment goal is to seek current income consistent with the preservation of capital. As of March 1, 2002, the fund's investment goal is to seek to realize a total return that exceeds that of the Salomon Smith Barney Non-U.S. World Government Bond Index (Hedged) (the benchmark).

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of foreign issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in foreign currencies, usually in order to hedge itself against foreign currency risk; however, the fund may underweight or overweight a currency based on the fund management team's outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

                             IMPORTANT DEFINITIONS


 Salomon Smith Barney Non-U.S. World Government Bond Index (Hedged): An unmanaged index that tracks the performance of 13 government bond markets:
 Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers.

Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index, a currency or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recover-ing the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Smith Barney Non-U.S. World Government Bond Index (Hedged), a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

The performance for the period before Institutional Shares were launched in June 1996 is based upon performance for Service Shares of the fund, which were first issued in July 1991.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q1 '95:  8.40%

Worst Quarter
Q2 '94: (2.06)%

 92      93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
6.17%   15.31%  (3.71)% 20.02%  10.62%  10.26%  11.49%  0.48%   11.69%  8.00%


The bars for 1992-1996 are based upon performance for Service Shares of the fund.

As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                                                  Inception
                              1 Year  3 Years  5 Years  10 Years    Date
International Bond             8.00%   6.62%    8.30%    8.83%    07/01/91
SSB Non-U.S. WGBI (Hedged)     6.10%   6.16%    8.19%    8.68%      N/A


 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                  Advisory fees                            .55%
                  Interest expense                        1.55%
                  Other expenses                           .33%
                  Total annual fund operating expenses    2.43%
                  Fee waivers and expense reimbursements*   --
                  Net expenses*                           2.43%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.03% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.

Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                   1 Year 3 Years 5 Years 10 Years
              Institutional Shares  $246   $758   $1,296   $2,766

Fund Management
The fund is managed by a team of investment professionals at BlackRock Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Andrew Gordon, Managing Director of BFM since 1996, and Keith Anderson, Managing Director of BFM since 1988. Prior to joining BFM, Andrew Gordon was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston from 1986 to 1994. Andrew Gordon has been a member of the team managing the fund since 1997, and Keith Anderson since 1996. Andrew Gordon has been a portfolio co-manager since 1997, and Keith Anderson since 1999.

Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)

                                          International Bond Portfolio

                                                    ---------------------------------------------
                                                    ---------------------------------------------
                                                     Year      Year     Year     Year     Year
                                                     Ended     Ended    Ended    Ended    Ended
                                                    9/30/01   9/30/00  9/30/99  9/30/98  9/30/97
Net asset value at beginning of period              $ 10.69   $ 10.81  $ 11.24  $ 10.95  $ 11.71
                                                    -------   -------  -------  -------  -------
Income from investment operations
  Net investment income                                0.55      0.49     0.30     0.45     0.78
  Net gain (loss) on investments (both realized
   and unrealized)                                     0.68      0.23    (0.09)    0.83     0.42
                                                    -------   -------  -------  -------  -------
    Total from investment operations                   1.23      0.72     0.21     1.28     1.20
                                                    -------   -------  -------  -------  -------
Less distributions
  Distributions from net investment income            (1.27)    (0.52)   (0.64)   (0.57)   (1.47)
  Distributions in excess of net investment income    (0.12)      - -      - -      - -      - -
  Distributions from net realized capital gains         - -     (0.32)     - -    (0.42)   (0.49)
                                                    -------   -------  -------  -------  -------
    Total distributions                               (1.39)    (0.84)   (0.64)   (0.99)   (1.96)
                                                    -------   -------  -------  -------  -------
Net asset value at end of period                    $ 10.53   $ 10.69  $ 10.81  $ 11.24  $ 10.95
                                                    =======   =======  =======  =======  =======
Total return                                          12.30%     7.04%    1.91%   12.51%   11.59%
Ratios/Supplemental data
  Net assets at end of period (in thousands)        $73,636   $69,172  $59,265  $43,672  $43,310
  Ratios of expenses to average net assets
   After advisory/administration fee waivers           2.43%     1.38%    1.03%    1.01%    0.98%
   After advisory/administration fee waivers
    (excluding interest expense)                       0.88%     0.92%    1.03%    1.01%    0.98%
   Before advisory/administration fee waivers          2.43%.    1.38%    1.03%    1.16%    1.08%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers           5.54%     4.69%    3.79%    4.08%    5.28%
   Before advisory/administration fee waivers          5.54%     4.69%    3.79%    3.93%    5.18%
Portfolio turnover rate                                 111%      266%     317%     225%     272%
                                                    ---------------------------------------------

                                    [Graphic]



BlackRock
High Yield Bond
Portfolio


                             IMPORTANT DEFINITIONS


 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

 Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a foreign government and one or more financial institutions. The fund considers such investments to be debt securities.

 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

 Collateralized Bond Obligations (CBO): The fund many invest in collateralized bond obligations (CBOs), which are securities backed by a diversified pool of high yield securities.

 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

 High Yield Bonds: Sometimes referred to as "junk bonds" these are debt securities, which are, rated less than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

Investment Goal
The fund seeks to provide current income by investing primarily in non-investment grade bonds.

Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its assets in high yield bonds which includes convertible securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individual bonds within these categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C". These securities are very risky and have major uncertainties regarding the issuers ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

                             IMPORTANT DEFINITIONS


 Lehman High Yield Index: An unmanaged index that is comprised of issues that meet the following criteria: at least $100 million par value outstanding, maximum credit rating of B1 (including defaulted issues) and at least one year to maturity.

 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

 Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed secu-rities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.

Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.

The fund may invest up to 10% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions dealer mark-ups and other transactions costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman High Yield Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.

                                    [CHART]

As of 12/31
ANNUAL TOTAL RETURNS*

Best Quarter
Q4 '01:  6.04%

Worst Quarter
Q4 '00: (6.42)%

 99      00      01
----    ----    ----
8.73%  (7.19)%  7.04%


As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*

                                            Since       Inception
                        1 Year   3 Year   Inception       Date
High Yield Bond          7.04%    2.61%     2.93%       11/19/98
Lehman High Yield        5.28%    0.49%     0.98%          N/A
 *The chart and the table both assume reinvestment of dividends and distributions.

                             IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

 Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
0
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
1
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
2

 Advisory fees                            .50%
 Interest expense                         .36%
 Other expenses                           .36%
 Total annual fund operating expenses    1.22%
 Fee waivers and expense reimbursements*  .16%
 Net expenses*                           1.06%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .70% (excluding interest expense) of average net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.
3
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
4

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $108   $371    $655    $1,463

5
Fund Management
The fund is managed by a team of investment professionals at BlackRock
Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as Managing Director of BFM since January 2002 and as Director of BFM from June 1998 to December 2001. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.
6
                                      61
7
8
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
9
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
0
                                           High Yield Bond Portfolio
1

                                                                   -------------------------------
                                                                   -------------------------------
                                                                                       For the
                                                                                        Period
                                                                    Year      Year    11/19/98/1/
                                                                    Ended     Ended    through
                                                                   9/30/01   9/30/00   9/30/99
Net asset value at beginning of period                             $  8.92   $  9.73   $ 10.00
                                                                   -------   -------   -------
Income from investment operations
  Net investment income                                               0.94      1.12      0.90
  Net (loss) on investments (both realized and unrealized)           (1.41)    (0.82)    (0.31)
                                                                   -------   -------   -------
    Total from investment operations                                 (0.47)     0.30      0.59
                                                                   -------   -------   -------
Less distributions
  Distributions from net investment income                           (0.99)    (1.11)    (0.86)
  Distributions from net realized capital gains                      (0.07)      - -       - -
                                                                   -------   -------   -------
    Total distributions                                              (1.06)    (1.11)    (0.86)
                                                                   -------   -------   -------
Net asset value at end of period                                   $  7.39   $  8.92   $  9.73
                                                                   =======   =======   =======
Total return                                                         (5.66)%    3.11%     5.93%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                       $95,663   $72,839   $63,860
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                          1.06%     1.24%     1.02%/2/
   After advisory/administration fee waivers (excluding interest
    expense)                                                          0.70%     0.70%     0.71%/2/
   Before advisory/administration fee waivers                         1.22%     1.41%     1.67%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                         11.22%    11.95%    10.49%/2/
   Before advisory/administration fee waivers                        11.06%    11.78%     9.85%/2/
Portfolio turnover rate                                                331%      235%      185%

2
/1/Commencement of operations of share class.
/2/Annualized.
3
                                      62
4
5
                                    [Graphic]
6
7
8
BlackRock
Tax-Free Income
Portfolio
9
0
                             IMPORTANT DEFINITIONS
1
 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.
2
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
3
 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.
4
 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.
5
 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.
6
Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.
7
Primary Investment Strategies:
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax including the Federal Alternative Minimum Tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of assets can be invested in securities which are subject to Federal income tax including the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality. The fund intends to invest so that no more than 25% of its assets are represented by the municipal securities of issuers located in the same state.
8
The fund manager evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).
9
If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.
0
It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
1
                                      63
2
3
                             IMPORTANT DEFINITIONS
4
5
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
6
 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
7
The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (General Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
8
The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).
9
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
0
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.
1
Key Risks
There is no guarantee that shares will not lose value. This means you could lose money.
2
Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
3
                                      64
4
5
6
7
Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.
8
The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
9
The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
0
There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.
1
The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.
2
The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.
3
                                      65
4
5
6
7
Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.
8
Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.
9
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
0
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.
1
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
2
                                      66
3
4
5
6
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.
7
The performance for the period before Institutional Shares were launched in January 1993 is based upon performance for Investor A Shares of the fund, which were first issued in May 1990.
8
                                    [CHART]
9
As of 12/31
ANNUAL TOTAL RETURNS*
0
Best Quarter
Q1 '95: 8.18%
1
Worst Quarter
Q1 '94:(6.81)%
2
3
 92      93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
8.85%   13.09% (6.64)%  18.48%  5.72%   10.12%  6.40%  (4.16)%  10.95%  4.78%
4
The bars for 1992-1993 are based upon performance for Investor A Shares of the fund.
5
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                        Inception
                    1 Year  3 Years  5 Years  10 Years    Date
Tax-Free Income     4.78%    3.67%    5.48%    6.51%    05/14/90
Lehman Municipal    5.13%    4.77%    5.98%    6.62%      N/A
 *The chart and the table both assume reinvestment of dividends and distributions.
6
                                      67
7
8
9
                             IMPORTANT DEFINITIONS
0
1
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
2
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
3
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
4
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
5
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
6

 Advisory fees                           .50%
 Other expenses                          .31%
 Total annual fund operating expenses    .81%
 Fee waivers and expense reimbursements* .21%
 Net expenses*                           .60%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.
7
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
8

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $61    $238    $429     $982

9
Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was
Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.
0
                                      68
1
2
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
3
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
4
                                       Tax-Free Income Portfolio
5

                                                 ------------------------------------------------
                                                 ------------------------------------------------
                                                  Year      Year      Year       Year      Year
                                                  Ended     Ended     Ended      Ended     Ended
                                                 9/30/01   9/30/00   9/30/99    9/30/98   9/30/97
Net asset value at beginning of period           $  10.92  $  10.96  $  11.73   $  11.34  $10.84
                                                 --------  --------  --------   --------  ------
Income from investment operations
  Net investment income                              0.57      0.57      0.52       0.54    0.56
  Net gain (loss) on investments (both realized
   and unrealized)                                   0.48     (0.07)    (0.71)      0.44    0.51
                                                 --------  --------  --------   --------  ------
    Total from investment operations                 1.05      0.50     (0.19)      0.98    1.07
                                                 --------  --------  --------   --------  ------
Less distributions
  Distributions from net investment income          (0.59)    (0.54)    (0.52)     (0.54)  (0.57)
  Distributions from net realized capital gains       - -       - -     (0.06)     (0.05)    - -
6
                                                 --------  --------  --------   --------  ------
   Total distributions                              (0.59)    (0.54)    (0.58)     (0.59)  (0.57)
                                                 --------  --------  --------   --------  ------
Net asset value at end of period                 $  11.38  $  10.92  $  10.96   $  11.73  $11.34
                                                 ========  ========  ========   ========  ======
Total return                                         9.81%     4.80%    (1.68)%     8.85%  10.09%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $351,551  $318,300  $302,319   $285,921  $9,419
  Ratios of expenses to average net assets
   After advisory/administration fee waivers         0.60%     0.60%     0.60%      0.60%   0.55%
   Before advisory/administration fee waivers        0.81%     0.82%     0.82%      0.88%   0.90%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers         5.06%     5.32%     4.57%      4.61%   5.07%
   Before advisory/administration fee waivers        4.85%     5.10%     4.35%      4.33%   4.72%
Portfolio turnover rate                                38%       43%      104%       100%    262%
                                                 ------------------------------------------------

7
                                      69
8
9
                                    [Graphic]
0
1
2
BlackRock
Delaware Tax-Free Income
Portfolio
3
4
                             IMPORTANT DEFINITIONS
5
 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.
6
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
7
 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.
8
 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.
9
 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.
0
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.
1
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Delaware state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and Delaware state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.
2
The fund manager evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).
3
If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.
4
It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
5
                                      70
6
7
                             IMPORTANT DEFINITIONS
8
9
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
0
 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
1
2
3
The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (Other State Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
4
The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse purchase agreements).
5
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
6
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.
7
Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.
8
Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
9
                                      71
0
1
2
3
The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions could hurt the value of the fund's shares.
4
Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.
5
The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
6
The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
7
There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.
8
The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.
9
The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is
0
                                      72
1
2
3
the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.
4
Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.
5
Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.
6
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
7
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.
8
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
9
The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities
0
                                      73
1
2
3
and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
4
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.
5
The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.
6
                                    [CHART]
7
As of 12/31
ANNUAL TOTAL RETURNS*
8
9
Best Quarter
Q1 '95:  4.78%
0
Worst Quarter
Q1 '94: (4.60)%
1
2
 92      93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
5.74%   8.28%   (3.31)% 13.07%  3.58%   6.47%   4.50%  (2.36)%  10.18%  4.82%
3
4
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
5
                                                                Inception
                             1 Year  3 Years  5 Years  10 Years   Date
DE Tax-Free                  4.82%    4.08%    5.07%    5.25%     09/30/86
Lehman Municipal             5.13%    4.77%    5.98%    7.30%       N/A
6
7
8
 *The chart and the table both assume reinvestment of dividends and distributions.
9
                                      74
0
1
2
                             IMPORTANT DEFINITIONS
3
4
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
5
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
6
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
7
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
8
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
9

 Advisory fees                           .55%
 Other expenses                          .35%
 Total annual fund operating expenses    .90%
 Fee waivers and expense reimbursements* .20%
 Net expenses*                           .70%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .70% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.
0
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
1

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $72    $267    $479    $1,089

2
Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was
Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.
3
                                      75
4
5
Financial Highlights
The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
6
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
7
                                                Delaware Tax-Free Income
                                                Portfolio
8

                                                                 ------------------------------------------
                                                                 ------------------------------------------
                                                                                                For the
                                                                                                Period
                                                                  Year      Year     Year      5/11/98/1/
                                                                  Ended     Ended    Ended      through
                                                                 9/30/01   9/30/00  9/30/99     9/30/98
Net asset value at beginning of period                           $   9.68  $  9.62  $  10.33   $  10.00
                                                                 --------  -------  --------   --------
Income from investment operations
  Net investment income                                              0.50     0.47      0.44       0.17
  Net gain (loss) on investments (both realized and unrealized)      0.46     0.04     (0.54)      0.34
                                                                 --------  -------  --------   --------
    Total from investment operations                                 0.96     0.51     (0.10)      0.51
                                                                 --------  -------  --------   --------
Less distributions
  Distributions from net investment income                          (0.44)   (0.45)    (0.47)     (0.18)
  Distributions from net realized capital gains                       - -      - -     (0.14)       - -
                                                                 --------  -------  --------   --------
    Total distributions                                             (0.44)   (0.45)    (0.61)     (0.18)
                                                                 --------  -------  --------   --------
Net asset value at end of period                                 $  10.20  $  9.68  $   9.62   $  10.33
                                                                 ========  =======  ========   ========
Total return                                                        10.16%    5.50%    (1.10)%     5.16%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                      $79,535  $94,865  $104,683   $114,524
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                         0.70%    0.70%     0.70%      0.70%/2/
   Before advisory/administration fee waivers                        0.90%    0.91%     0.86%      0.88%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                         4.99%    4.90%     4.38%      4.18%/2/
   Before advisory/administration fee waivers                        4.79%    4.69%     4.22%      4.00%/2/
Portfolio turnover rate                                                14%      27%       31%        54%
                                                                 ------------------------------------------

9
/1/Commencement of operations of share class.
/2/Annualized.
0
                                      76
1
2
                                    [Graphic]
3
4
5
BlackRock
Ohio Tax-Free Income
Portfolio
6
7
                             IMPORTANT DEFINITIONS
8
9
 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.
0
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
1
 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.
2
 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.
3
 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.
4
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with preservation of capital.
5
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Ohio state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Ohio). The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and Ohio state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.
6
The fund manager evaluates sectors of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).
7
If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.
8
It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
9
                                      77
0
1
                             IMPORTANT DEFINITIONS
2
3
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
4
 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
5
6
7
The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (OH Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
8
The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interests. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).
9
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
0
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.
1
Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.
2
Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
3
The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.
4
Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to
5
                                      78
6
7
8
the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.
9
The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
0
The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
1
There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.
2
The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.
3
The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.
4
Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To
5
                                      79
6
7
8
mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.
9
Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.
0
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
1
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.
2
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
3
The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
4
                                      80
5
6
7
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares.The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.
8
                                    [CHART]
9
As of 12/31
ANNUAL TOTAL RETURNS*
0
Best Quarter
Q1 '95  :  7.42%
1
Worst Quarter
Q1 '94  :  (6.15)%
2
3
 93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----    ----
10.13%  (6.48)% 17.79%  4.12%   8.66%   6.37%   (3.03)% 11.20%  5.86%
4
5
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
6
                                                    Since      Inception
                        1 Year  3 Years  5 Years  Inception      Date
OH Tax-Free Income      5.86%   4.51%    5.70%     5.79%       12/01/92
Lehman Municipal        5.13%   4.77%    5.98%     6.44%         N/A**
 *The chart and the table both assume reinvestment of dividends and distributions.
**Forcomparative purposes, the value of the index on 11/30/92 is used as the beginning value on 12/01/92.
7
                                      81
8
9
0
                             IMPORTANT DEFINITIONS
1
2
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
3
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
4
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
5
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
6
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
7

 Advisory fees                           .50%
 Other expenses                          .34%
 Total annual fund operating expenses    .84%
 Fee waivers and expense reimbursements* .24%
 Net expenses*                           .60%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.
8
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
9

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $61    $244    $442    $1,015

0
Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was
Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.
1
                                      82
2
3
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
4
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
5
                                         Ohio Tax-Free Income Portfolio
6

                                                 ---------------------------------------------
                                                 ---------------------------------------------
                                                  Year     Year     Year      Year      Year
                                                  Ended    Ended    Ended     Ended     Ended
                                                 9/30/01  9/30/00  9/30/99   9/30/98   9/30/97
Net asset value at beginning of period           $ 10.22  $ 10.19  $ 10.88   $  10.50  $10.15
                                                 -------  -------  -------   --------  ------
Income from investment operations
  Net investment income                             0.57     0.54     0.47       0.48    0.51
  Net gain (loss) on investments (both realized
   and unrealized)                                  0.57      - -    (0.65)      0.37    0.34
                                                 -------  -------  -------   --------  ------
    Total from investment operations                1.14     0.54    (0.18)      0.85    0.85
                                                 -------  -------  -------   --------  ------
Less distributions
  Distributions from net investment income         (0.56)   (0.51)   (0.47)     (0.47)  (0.50)
  Distributions from net realized capital gains      - -      - -    (0.04)       - -     - -
                                                 -------  -------  -------   --------  ------
    Total distributions                            (0.56)   (0.51)   (0.51)     (0.47)  (0.50)
                                                 -------  -------  -------   --------  ------
Net asset value at end of period                 $ 10.80  $ 10.22  $ 10.19   $  10.88  $10.50
                                                 =======  =======  =======   ========  ======
Total return                                       11.41%    5.52%   (1.38)%     8.56%   8.53%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $92,047  $89,239  $92,455   $101,066  $  928
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.60%    0.60%    0.60%      0.60%   0.55%
   Before advisory/administration fee waivers       0.84%    0.85%    0.81%      0.93%   1.06%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        5.42%    5.41%    4.75%      4.64%   4.80%
   Before advisory/administration fee waivers       5.18%    5.16%    4.54%      4.31%   4.29%
Portfolio turnover rate                               19%      23%      23%        77%     87%
                                                 ---------------------------------------------

7
                                      83
8
9
                                    [Graphic]
0
1
2
BlackRock
Kentucky Tax-Free Income
Portfolio
3
4
                             IMPORTANT DEFINITIONS
5
6
 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.
7
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
8
 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.
9
 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.
0
 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.
1
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.
2
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Kentucky state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and Kentucky state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager of the fund to be of similar quality.
3
The fund management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).
4
If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.
5
It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
6
                                      84
7
8
                             IMPORTANT DEFINITIONS
9
0
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
1
 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
2
3
The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (KY Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
4
The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse purchase agreements).
5
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
6
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.
7
Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.
8
Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
9
0
                                      85
1
2
3
4
The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions could hurt the value of the fund's shares.
5
Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.
6
The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
7
The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
8
There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.
9
The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.
0
The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its 1
                                      86
2
3
4
contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.
5
Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.
Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.
6
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
7
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.
8
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
9
                                      87
0
1
2
The fund is a non-diversified portfolio under the Invesment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
3
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.
4
The performance for the period before the fund was launched is based upon performance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.
5
                                    [CHART]
6
As of 12/31
ANNUAL TOTAL RETURNS*
7
Best Quarter
Q1  '95  :  5.36%
8
Worst Quarter
Q1  '94  :  (4.37)%
9
0
 92      93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.47%   9.54%  (3.24)% 13.42%   3.66%   6.92%   4.10%  (2.41)%  8.77%   4.40%
1
2
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                             Inception
                      1 Year   3 Years   5 Years  10 Years      Date
KY Tax-Free           4.40%    3.48%     4.81%    5.41%       11/30/87
Lehman Municipal      5.13%    4.77%     5.98%    6.62%         N/A
 *The chart and the table both assume reinvestment of dividends and distributions.
3
                                      88
4
5
6
7
                             IMPORTANT DEFINITIONS
8
9
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
0
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
1
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
2
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
3
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
4

 Advisory fees                           .55%
 Other expenses                          .31%
 Total annual fund operating expenses    .86%
 Fee waivers and expense reimbursements* .16%
 Net expenses*                           .70%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .70% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.
5
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
6

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $72    $258    $461    $1,046

7
Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was
Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.
8
                                      89
9
0
Financial Highlights
The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
1
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
2
                                               Kentucky Tax-Free Income
                                               Portfolio
3

                                                                 -------------------------------------------
                                                                 -------------------------------------------
                                                                                                 For the
                                                                                                 Period
                                                                  Year      Year      Year      5/11/98/1/
                                                                  Ended     Ended     Ended      through
                                                                 9/30/01   9/30/00   9/30/99     9/30/98
Net asset value at beginning of period                           $   9.60  $   9.63  $  10.31   $  10.00
                                                                 --------  --------  --------   --------
Income from investment operations
  Net investment income                                              0.50      0.48      0.45       0.18
  Net gain (loss) on investments (both realized and unrealized)      0.34     (0.05)    (0.57)      0.31
                                                                 --------  --------  --------   --------
    Total from investment operations                                 0.84      0.43     (0.12)      0.49
                                                                 --------  --------  --------   --------
Less distributions
  Distributions from net investment income                          (0.50)    (0.46)    (0.46)     (0.18)
  Distributions from net realized capital gains                       - -       - -     (0.10)       - -
4
                                                                 --------  --------  --------   --------
    Total distributions                                             (0.50)    (0.46)    (0.56)     (0.18)
                                                                 --------  --------  --------   --------
Net asset value at end of period                                 $   9.94  $   9.60  $   9.63   $  10.31
                                                                 ========  ========  ========   ========
Total return                                                         8.91%     4.66%    (1.23)%     4.95%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                     $146,620  $150,646  $167,799   $196,493
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                         0.70%     0.70%     0.70%      0.70%/2/
   Before advisory/administration fee waivers                        0.86%     0.88%     0.88%      0.95%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                         5.90%     5.06%     4.56%      4.54%/2/
   Before advisory/administration fee waivers                        4.93%     4.88%     4.38%      4.29%/2/
Portfolio turnover rate                                                32%       55%       25%         7%
                                                                 -------------------------------------------

5
/1/Commencement of operations of share class.
/2/Annualized.
6
                                      90
7
8
                                    [Graphic]
9
0
1
BlackRock
New Jersey Tax-Free Income
Portfolio
2
3
                             IMPORTANT DEFINITIONS
4
5
 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.
6
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
7
 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.
8
 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.
9
 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.
0
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.
1
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and New Jersey state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of assets can be invested in securities which are subject to Federal income tax (including the Federal Alternative Minimum Tax) and New Jersey state income tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its assets in municipal securities of issuers located in New Jersey and other obligations which are statutorily free from state and local taxation under the laws of New Jersey or the United States in order to qualify as a "qualified investment fund" under New Jersey law and in securities issued by the U.S. Government, its agencies and authorities. The fund may invest in municipal securities of issuers located outside of New Jersey. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.
2
The fund manager evaluates sectors of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).
3
If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.
4
It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not
5
                                      91
6
7
municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
8
The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (NJ Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
9
The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).
0
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
1
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.
2
Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.
3
                             IMPORTANT DEFINITIONS
4
5
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
6
 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
7
8
9
0
1
                                      92
2
3
4
5
Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
6
The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.
7
Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.
8
The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
9
The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
0
There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.
1
The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.
2
                                      93
3
4
5
6
The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.
7
Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.
8
Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.
9
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
0
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.
1
                                      94
2
3
4
5
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
6
The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
7
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.
8
The performance for the period before Institutional Shares were launched in May 1998 is based upon performance for Service Shares of the fund, which were first issued in July 1991.
9
                                    [CHART]
0
1
As of 12/31
ANNUAL TOTAL RETURNS*
2
Best Quarter
Q1  '95:  6.13%
3
Worst Quarter
Q1  '94:  (5.17)%
4
 92      93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
8.90%   11.58%  (4.70)% 14.94%  3.63%   8.26%   6.15%   (2.49)% 10.03%  4.73%
5
The bars for 1992-1998 are based upon performance for Service Shares of the fund.
6
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                                   Inception
                       1 Year     3 Years     5 Years   10 Years     Date
NJ Tax-Free Income     4.73%      3.96%       5.25%      5.94%      07/01/91
Lehman Municipal       5.13%      4.77%       5.98%      6.62%        N/A
7
 *The chart and the table both assume reinvestment of dividends and distributions.
8
                                      95
9
0
1
                             IMPORTANT DEFINITIONS
2
3
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
4
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
5
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
6
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
7
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
8

 Advisory fees                           .50%
 Other expenses                          .32%
 Total annual fund operating expenses    .82%
 Fee waivers and expense reimbursements* .22%
 Net expenses*                           .60%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.
9
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
0

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $61    $240    $433     $993

1
Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was
Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.
2
                                      96
3
4
Financial Highlights
The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
5
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
6
                                               New Jersey Tax-Free Income
                                               Portfolio
7

                                                                 -------------------------------------------
                                                                 -------------------------------------------
                                                                                                For the
                                                                                                 Period
                                                                  Year      Year      Year      5/4/98/1/
                                                                  Ended     Ended     Ended     through
                                                                 9/30/01   9/30/00   9/30/99    9/30/98
Net asset value at beginning of period                           $  11.31  $  11.30  $  12.07   $  11.71
                                                                 --------  --------  --------   --------
Income from investment operations
  Net investment income                                              0.60      0.58      0.54       0.23
  Net gain (loss) on investments (both realized and unrealized)      0.52     (0.02)    (0.70)      0.36
                                                                 --------  --------  --------   --------
    Total from investment operations                                 1.12      0.56     (0.16)      0.59
                                                                 --------  --------  --------   --------
Less distributions
  Distributions from net investment income                          (0.60)    (0.55)    (0.55)     (0.23)
  Distributions from net realized capital gains                       - -       - -     (0.06)       - -
                                                                 --------  --------  --------   --------
    Total distributions                                             (0.60)    (0.55)    (0.61)     (0.23)
                                                                 --------  --------  --------   --------
Net asset value at end of period                                 $  11.83  $  11.31  $  11.30   $  12.07
                                                                 ========  ========  ========   ========
Total return                                                        10.07%     5.15%    (1.35)%     8.38%
Ratios/Supplemental data
  Net assets at end of period (in thousands)                     $129,635  $130,463  $134,046   $145,708
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                         0.60%     0.60%     0.60%      0.60%/2/
   Before advisory/administration fee waivers                        0.82%     0.82%     0.81%      0.90%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                         5.12%     5.24%     4.59%      4.67%/2/
   Before advisory/administration fee waivers                        4.90%     5.02%     4.37%      4.37%/2/
Portfolio turnover rate                                                28%       77%       43%        24%
                                                                 -------------------------------------------

8
/1/Commencement of operations of share class.
/2/Annualized.
9
                                      97
0
1
                                    [Graphic]
2
3
4
BlackRock
Pennsylvania Tax-Free Income
Portfolio
5
6
                             IMPORTANT DEFINITIONS
7
8
 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.
9
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
0
 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.
1
 Lehman Municipal Bond Index: An unmanaged index of municipal bonds with the following characteristics: minimum credit rating of Baa-3, outstanding par value of at least $3 million, issued as part of a deal of at least $50 million, issued within the last 5 years and having remaining maturities of not less than one year.
2
 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.
3
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
4
 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
5
6
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with preservation of capital.
7
Primary Investment Strategies:
In pursuit of this goal, the fund invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which the fund manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Pennsylvania state income tax (municipal securities). The fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers
(including issuers located outside of Pennsylvania). The other 20% of assets can be invested in securities which are subject to Federal income tax
(including the Federal Alternative Minimum Tax) and Pennsylvania state income tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund manager to be of similar quality.
8
The fund manager evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).
9
If a security falls below investment grade, the fund manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.
0
It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and therefore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
1
2
                                      98
3
4
The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its Lipper Peer Group (PA Municipal Debt Funds). Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
5
The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements).
6
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
7
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.
8
Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.
9
Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
0
The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its political subdivisions could hurt the value of the fund's shares.
1
Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to
2
3
4
                                      99
5
6
7
the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.
8
The fund may invest in bonds the interest on which may be subject to the
Federal Alternative Minimum Tax. The fund may invest up to 20% of its assets in these bonds when added together with any of the fund's other taxable investment. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
9
The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
0
There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.
1
The fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do its own analysis.
2
The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. The income from certain derivatives may be subject to Federal income tax.
3
                                      100
4
5
6
7
Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and may expose the fund to greater risk and increase its cost. To mitigate leverage risk, the fund manager will segregate liquid assets or cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying agreement.
8
Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.
9
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
0
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.
1
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
2
The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
3
                                      101
4
5
6
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.
7
                                    [CHART]
8
As of 12/31
ANNUAL TOTAL RETURNS*
9
Best Quarter
Q1  '95  :  7.66%
0
Worst Quarter
Q1  '94  :  (6.27)%
1
 93      94      95      96      97      98      99      00      01
----    ----    ----    ----    ----    ----    ----    ----    ----
12.34% (6.88)%  18.39%  4.61%   8.70%   6.13%   (2.29)% 9.96%   4.72%
2
3
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                            Since      Inception
                         1 Year    3 Years    5 Years     Inception       Date
PA Tax-Free Income       4.72%     4.01%      5.35%       5.98%         12/01/92
Lehman Municipal         5.13%     4.77%      5.98%       6.45%            N/A**
4
5
 *The chart and the table both assume reinvestment of dividends and distributions.
**For comparative purposes the values of the index on 11/30/92 is used as the beginning value on 12/01/92.
6
7
                                      102
8
9
0
                             IMPORTANT DEFINITIONS
1
2
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
3
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
4
5
6
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
7
8
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
9
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
0

 Advisory fees                           .50%
 Other expenses                          .29%
 Total annual fund operating expenses    .79%
 Fee waivers and expense reimbursements* .19%
 Net expenses*                           .60%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 109 for a discussion of these waivers and reimbursements.
1
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
2

                      1 Year 3 Years 5 Year 10 Years
 Institutional Shares  $61    $233    $420    $960

3
Fund Management
The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.
4
                                      103
5
6
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
7
8
FINANCIAL HIGHLIGHTS
(For an Institutional Share Outstanding Throughout Each Period)
9
0

                                                 Pennsylvania Tax-Free Income Portfolio
                                                 --------------------------------------------------
                                                  Year      Year      Year        Year       Year
                                                  Ended     Ended     Ended       Ended      Ended
                                                 9/30/01   9/30/00   9/30/99     9/30/98    9/30/97
Net asset value at beginning of period           $  10.56  $  10.52  $  11.15   $    10.77  $10.44
                                                 --------  --------  --------   ----------  ------
Income from investment operations
 Net investment income                               0.55      0.54      0.51         0.52    0.53
  Net gain (loss) on investments (both realized
   and unrealized)                                   0.34      0.02     (0.59)        0.38    0.33
                                                 --------  --------  --------   ----------  ------
    Total from investment operations                 0.89      0.56     (0.08)        0.90    0.86
                                                 --------  --------  --------   ----------  ------
Less distributions
  Distributions from net investment income          (0.56)    (0.52)    (0.52)       (0.52)  (0.53)
  Distributions from net realized capital gains       - -       - -     (0.03)         - -     - -
                                                 --------  --------  --------   ----------  ------
    Total distributions                             (0.56)    (0.52)    (0.55)       (0.52)  (0.53)
                                                 --------  --------  --------   ----------  ------
Net asset value at end of period                 $  10.89  $  10.56  $  10.52   $    11.15  $10.77
                                                 ========  ========  ========   ==========  ======
Total return                                         8.65%     5.50%    (0.82)%       8.51%   8.43%
Ratios/Supplemental data
  Net assets at end of period (in thousands)     $903,225  $884,678  $994,381   $1,054,070  $5,108
  Ratios of expenses to average net assets
   After advisory/administration fee waivers         0.60%     0.60%     0.60%        0.58%   0.55%
   Before advisory/administration fee waivers        0.79%     0.79%     0.79%        0.82%   0.86%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers         5.10%     5.19%     4.67%        4.66%   4.97%
   Before advisory/administration fee waivers        4.91%     5.00%     4.48%        4.42%   4.66%
Portfolio turnover rate                                13%       31%       28%          43%     97%
                                                 --------------------------------------------------

1
                                      104
2
3
                                    [Graphic]
4
5
6
About Your Investment
7
8
9
0
Institutional Shares are offered to:
Buying Shares
1
    . Institutional investors
    . Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:
      . acts in a fiduciary capacity (excluding participant-directed employee benefit plans)
      . otherwise has investment discretion or
      . acts as custodian for at least $2 million in assets
    . Individuals with a minimum investment of $2 million
2
Purchase orders may be placed by calling (800) 441-7450.
3
4
What Price Per Share Will Y ou Pay?
The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.
5
The funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.
6
Since the NAV changes daily, the price of your shares depends on the time that your order is received.
7
Purchase orders received by the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open.
8
                                      105
9
0
1
2
Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.
3
Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.
4
Paying for Shares
5
Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.
6
How Much is the Minimum Investment?
7
The minimum investment for the initial purchase of Institutional Shares is:
8
  . $5,000 for institutions
  . $500,000 for registered investment advisers
  . $2 million for individuals
9
There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.
0
The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.
1
Selling Shares
2
Shareholders may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by
3
                                      106
4
5
6
7
8
telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.
9
Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company.
0
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-07. 1
The Company may refuse a telephone redemption request if it believes it is advisable to do so.
2
If a shareholder acquiring Institutional Shares on or after May 1, 1998 no longer meets the eligibility standards for purchasing Institutional Shares (other than due to changes in market value), then the shareholder's Institutional Shares will be converted to shares of another class of the same fund having the same total net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the fund is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares. Service Shares are currently authorized to bear additional service and processing fees at the total annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the total annual rate of .50% of average daily net assets.
3
4
                                      107
5
6
The Company's Rights
    The Company may:
7
  . Suspend the right of redemption if trading is halted or restricted on the
    NYSE or under other emergency conditions described in the Investment
    Company Act of 1940,
  . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above,
  . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
  . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the
    Investment Company Act of 1940.
8
Accounts with Low Balances
The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.
9
Market Timing
The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.
0
1
                                      108
2
3
4
5
6
                             IMPORTANT DEFINITIONS
7
8
 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for BlackRock Funds is
 BlackRock Advisors, Inc.
9
 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.
0
Management
1
BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.
2
For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:
3

                       Low Duration Bond            0.22%
                       Intermediate Government Bond 0.28%
                       Intermediate Bond            0.30%
                       Core Bond Total Return       0.26%
                       Managed Income               0.37%
                       International Bond           0.55%
                       GNMA                         0.23%
                       High Yield                   0.34%
                       Tax-Free Income              0.29%
                       Pennsylvania Tax-Free Income 0.31%
                       New Jersey Tax-Free Income   0.28%
                       Ohio Tax-Free Income         0.26%
                       Delaware Tax-Free Income     0.35%
                       Kentucky Tax-Free Income     0.39%

4
The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:
5
Total Annual Advisory Fee (Before Waivers)
6

                                   Each Fund Except
                                   Int'l Bond, GNMA, Int'l Bond, GNMA,
                                   KY Tax-Free,      KY Tax-Free,
                                   DE Tax-Free       DE Tax-Free
                                   INVESTMENT        INVESTMENT
           AVG DAILY NET ASSETS    ADVISORY FEE      ADVISORY FEE
           First $1 billion        .500%             .55%
           $1 billion-$2 billion   .450%             .500%
           $2-billion-$3 billion   .425%             .475%
           greater than $3 billion .400%             .450%

7
                                      109
8
9
0
1
2
3
4
Information about the portfolio manager for each of the funds is presented in the appropriate fund section.
5
As discussed above, BlackRock has agreed to cap each fund's net expenses (excluding interest expense) at the levels shown in that fund's expense table. 6
To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) are:
7

Low Duration Bond            .385%
Intermediate Government Bond .475%
Intermediate Bond            .435%
Core Bond Total Return       .380%
Core PLUS Total Return       .375%
GNMA                         .485%
Managed Income               .485%
International Bond           .865%
High Yield Bond              .525%
Tax-Free Income              .485%
Delaware Tax-Free Income     .585%
Ohio Tax-Free Income         .515%
Kentucky Tax-Free Income     .585%
New Jersey Tax-Free Income   .475%
Pennsylvania Tax-Free Income .470%

8
If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.
9
                                      110
0
1
2
3
4
5
Dividends and Distributions
BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.
6
Distributions of net investment income derived by a fund are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of such dividend payments.
7
Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Company's Board of Trustees.
8
Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.
9
Taxation of Distributions
Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, will be taxed to shareholders as ordinary income.
0
Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.
1
Dividends paid with respect to interest on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.
2
Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.
3
                                      111
4
5
6
7
8
If more than half of the total asset value of a fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by it. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.
9
Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.
0
Important Notice Regarding Delivery of Shareholder Documents
The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.
1
Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.
2
Electronic Access to Shareholder Documents
Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.
3
To enroll:
4
Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional
5
                                      112
6
7
8
9
0
copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.
1
Shareholders Who Hold Accounts Directly with the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.
2
                                      113
3
4
5
For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:
6
Annual/Semi-Annual Reports
These reports contain additional information about each of the Funds' investments. The annual report describes the Funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Funds' performance for the last fiscal year.
7
Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2002, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.
8
Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available.
Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday.
Call: (800) 441-7450
9
Purchases and Redemptions
Call your registered representative or (800) 441-7450.
0
World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com
1
Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature.
Forward mutual fund inquiries.
Mail to: funds@blackrock.com
2
Written Correspondence
BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-07.
3
Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK
4
Securities And Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
5
INVESTMENT COMPANY ACT FILE NO. 811-05742
6
                                    [GRAPHIC]
7
8
9
[LOGO] BlackRock Funds
0
1
                                    [GRAPHIC]
2
3
4
                                Bond Portfolios
5
6
                               BLACKROCK SHARES
7
BlackRock Funds/SM/ is a mutual fund family with 43 investment portfolios, 5 of which are described in this prospectus.
8
9
0
1
PROSPECTUS
January 28, 2002
2
[LOGO] BlackRock Funds
3
The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.
4
NOT FDIC- May lose value
INSURED   No bank guarantee
5
6
Table of
Contents
7
--------------------------------------------------------------------------------
8
How to find the information you need ........................................  1
9
THE BLACKROCK BOND PORTFOLIOS
0
Low Duration Bond ...........................................................  2
1
Intermediate Bond ...........................................................  9
2
Core Bond Total Return ...................................................... 15
3
Core PLUS Total Return ...................................................... 22
4
High Yield Bond ............................................................. 30
5
About Your Investment
6
How to Buy/Sell Shares ...................................................... 39
7
Dividends/Distributions/Taxes ............................................... 44
8
9
How to Find the
Information You Need
About BlackRock Funds
0
1
2
    This is the BlackRock Bond Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).
3
This prospectus contains information on 5 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund.
Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.
4
                                      1
5
6
[LOGO]
7
8
BlackRock
Low Duration Bond
Portfolio
9
0
                             IMPORTANT DEFINITIONS
1
2
 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
3
 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.
4
 Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.
5
 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.
6
 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
7
 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.
8
9
Investment Goal
The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).
0
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the benchmark. The fund normally invests at least 80% of its assets in bonds diversified among several categories. The fund may also invest up to 20% of its assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its assets in bonds of foreign issuers. The fund management team selects securities from several categories including: U.S. Treasuries and agency securities, asset backed securities, CMOs, corporate bonds and commercial and residential mortgage-backed securities.
1
The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.
2
If a security's rating falls below "B", the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.
3
The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of
4
                                      2
5
securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
6
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
7
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
8
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
9
Key Risks
While the management team choose bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.
0
Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments. The fund seeks to limit risk by investing in investment grade bonds diversified in a variety of categories.
1
The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.
2
A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities.
3
                             IMPORTANT DEFINITIONS
4
Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.
5
Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities of from 1 to 2.99 years.
6
Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.
7
Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
8
9
                                      3
0
1
2
In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.
3
Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.
4
Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
5
The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.
6
Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.
7
The fund may invest up to 20% of its assets in bonds of foreign issuers.
Foreign securities involve risks not typically associated with investing in
U.S. securities. These risks include but are not limited to: currency risks
(the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social
8
                                      4
9
0
1
conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.
2
The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.
3
Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.
4
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.
5
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
6
                                      5
7
8
9
0
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.
1
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
2
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.
3
The performance for the period before BlackRock Shares were launched in June 1997 is based upon performance for Institutional Shares of the fund, which were first issued in July 1992.
4
As of 12/31
Annual Total Returns*
5
[CHART]
6
Best Quarter
Q1 '95: 3.26%
7
Worst Quarter
Q1 '94: (0.18)%
8
The bars for 1993-1997
are based upon
performance for
Insitutional Shares
of the fund.
9
0
 93       94        95         96      97       98       99       00     01
----     ----      ----       ----    ----     ----     ----     ----   ----
5.66%    1.39%     10.51%     5.07%   6.14%    6.80%    4.10%    8.43%  8.00%
1
2
As of 12/31/01
Average Annual Total Returns*
                                                Since     Inception
                     1 Year  3 Years  5 Years  Inception     Date
                     ------  -------  -------  ---------     ----
Low Duration Bond     8.00%   6.83%   6.68%     6.04%       7/17/92
ML 1-3 Yr. Treasury   8.30%   6.43%   6.59%     5.98%         N/A
3
 *The chart and the table both assume reinvestment of dividends and distributions.
4
                                      6
5
6
7
                             IMPORTANT DEFINITIONS
8
9
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
0
 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).
1
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
2
3
4
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
5
The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.
6
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
7

 Advisory fees                            .50%
 Interest expense                         .62%
 Other expenses                           .20%
 Total annual fund operating expenses    1.32%
 Fee waivers and expense reimbursements*  .30%
 Net expenses*                           1.02%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .40% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 42 for a discussion of these waivers and reimbursements.
8
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
9

                  1 Year 3 Years 5 Years 10 Years
 BlackRock Shares  $104   $389    $695    $1,564

0
Fund Management
The fund is managed by a team of investment professionals at BlackRock
Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1992, Keith Anderson since 1992 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since inception, Keith Anderson since
1999 and Rajiv Sobti since 1999.
1
                                      7
2
3
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
4
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a BlackRock Share Outstanding Throughout Each Period)
5
                                        Low Duration Bond Portfolio
6

                                                             -------------------------------------------------
                                                             -------------------------------------------------
                                                              Year      Year     Year     Year     6/3/97/1/
                                                              Ended     Ended    Ended    Ended    through
                                                             9/30/01   9/30/00  9/30/99  9/30/98   9/30/97
Per Share operating performance:
Net asset value, beginning of period                         $   9.81  $  9.82  $ 10.03  $   9.89  $  9.82
                                                             --------  -------  -------  --------  -------
  Net investment income                                          0.57     0.62     0.61      0.59     0.19
  Net realized and unrealized gain or (loss) on investments      0.42    (0.02)   (0.22)     0.12     0.07
                                                             --------  -------  -------  --------  -------
    Total from investment operations                             0.99     0.60     0.39      0.71     0.26
7
                                                             --------  -------  -------  --------  -------
Less Distributions
Distributions from net investment income                        (0.59)   (0.61)   (0.60)    (0.57)   (0.19)
Distributions in excess of net investment income                (0.01)      --       --        --       --
                                                             --------  -------  -------  --------  -------
    Total distributions                                         (0.60)   (0.61)   (0.60)    (0.57)   (0.19)
                                                             --------  -------  -------  --------  -------
Net asset value, end of period                               $  10.20  $  9.81  $  9.82  $  10.03  $  9.89
                                                             ========  =======  =======  ========  =======
Total return                                                   10.38 %    6.35%    4.06%     7.44%    2.68%
Ratios to average net assets:
  Expenses                                                      0.99 %    2.25%    2.26%     1.59%    1.01%/2/
   Excluding interest expense                                   0.40 %    0.40%    0.41%     0.40%    0.40%/2/
   Excluding waivers                                            1.28 %    2.66%    2.59%     1.99%    1.34%/2/
  Net investment income                                         5.78 %    6.30%    6.04%     5.93%    5.97%/2/
   Excluding waivers                                            5.48 %    5.89%    5.71%     5.53%    5.64%/2/
Supplemental data:
Portfolio turnover rate                                          168 %     182%     177%      227%     371%
Net assets, end of period (in thousands)                     $114,205  $86,868  $79,326  $140,493  $68,300
                                                             -------------------------------------------------

8
/1/Commencement of investment operations of share class.
/2/Annualized.
9
                                      8
0
1
[LOGO]
2
3
BlackRock
Intermediate Bond
Portfolio
4
5
6
                             IMPORTANT DEFINITIONS
7
8
 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
9
 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.
0
 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.
1
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
2
 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
3
Investment Goal
The fund seeks current income consistent with the preservation of capital.
4
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the Lehman Brothers Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years.
5
The management team evaluates categories of the bond market and individual securities within those categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the benchmark.
6
If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.
7
The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its
8
                                      9
9
0
right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
1
2
                             IMPORTANT DEFINITIONS
3
4
 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.
5
 Lehman Brothers Intermediate Government/Credit Index: An unmanaged index comprised of Treasury, agency and corporate issues from the more comprehensive Lehman Brothers Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index below one year and above 9.9 years.
6
 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.
7
 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.
8
 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
9
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
0
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
1
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
2
3
Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.
4
Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
5
The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.
6
A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.
7
Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying
8
                                      10
9
0
1
borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.
2
Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
3
The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.
4
Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.
5
Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.
6
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
7
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions,
8
                                      11
9
0
1
dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income.These effects of higher than normal portfolio turnover may adversely affect fund performance.
2
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
3
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.
4
The performance for the period before BlackRock Shares were launched in May 1998 is based upon performance for Institutional Shares of the fund, which were first issued in September 1993.
5
[CHART]
As of 12/31
ANNUAL TOTAL RETURNS*
6
Best Quarter
Q3 '01: 5.03%
Worst Quarter
Q1 '94: -2.80%
7
The bars for 1994-1998
are based upon
performance for
Institutional Shares
of the fund.
8
  94      95     96      97      98      99     00       01
-----   -----   ----    ----    ----    ----   -----    ----
-3.11%  14.59%  4.31%   7.61%   7.18%   1.14%  11.01%   8.93%
9
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                          Since     Inception
                             1 Year   3 Years   5 Years  Inception    Date
                             ------   -------   -------  ---------    ----
Intermediate Bond            8.93%     6.94%     7.12%     6.04%     9/17/93
LB Intermediate Govt./Cred.  8.96%     6.40%     7.09%     6.34%      N/A**
 *The chart and the table both assume reinvestment of dividends and distributions.
**For comparative purposes, the value of the index on 9/30/93 is used at the beginning value on 9/17/93.
0
                                      12
1
2
3
                             IMPORTANT DEFINITIONS
4
5
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
6
 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).
7
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
8
9
0
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
1
The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.
2
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
3

 Advisory fees                                              .50%
 Interest expense                                           .32%
 Other expenses                                             .17%
 Total annual fund operating expenses                       .99%
 Fee waivers and expense reimbursements*                    .22%
 Net expenses*                                              .77%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .45% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 42 for a discussion of these waivers and reimbursements.
4
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
5

                  1 Year 3 Years 5 Years 10 Years
 BlackRock Shares  $79    $293    $526    $1,193

6
Fund Management
The fund is managed by a team of investment professionals at BlackRock
Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BFM since 1990, Keith Anderson, Managing Director of BFM since 1988 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Scott Amero has been a member of the team managing the fund since 1995, Keith Anderson since 1995 and Rajiv Sobti since 1998. Scott Amero has been a portfolio co-manager since 1995, Keith Anderson since 1999 and Rajiv Sobti since 1999.
7
                                      13
8
9
Financial Highlights
The financial information in the table below shows the fund's financial performance for the period indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
0
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a BlackRock Share Outstanding Throughout Each Period)
1
                                                 Intermediate Bond Portfolio
2

                                                             -----------------------------------------
                                                             -----------------------------------------
                                                               Year      Year      Year    5/1/98/1/
                                                               Ended     Ended     Ended   through
                                                              9/30/01   9/30/00   9/30/99  9/30/98
Per Share operating performance:
Net asset value, beginning of period                          $   9.13  $   9.10  $  9.67  $  9.46
                                                             ---------  --------  -------  -------
  Net investment income                                           0.57      0.58     0.58     0.24
  Net realized and unrealized gain or (loss) on investments       0.61      0.03    (0.47)    0.26
                                                             ---------  --------  -------  -------
    Total from investment operations                              1.18      0.61     0.11     0.50
                                                             ---------  --------  -------  -------
Less Distributions
  Distributions from net investment income                       (0.59)    (0.58)   (0.58)   (0.24)
  Distributions from net realized capital gains                    - -       - -    (0.10)   (0.05)
                                                             ---------  --------  -------  -------
    Total distributions                                          (0.59)    (0.58)   (0.68)   (0.29)
                                                             ---------  --------  -------  -------
Net asset value, end of period                                $   9.72  $   9.13  $  9.10  $  9.67
                                                             =========  ========  =======  =======
Total return                                                     13.39%     7.05%    1.25%    8.86%
Ratios to average net assets:
  Expenses                                                        0.70%     1.24%    1.61%    1.43%/2/
   Excluding interest expense                                     0.45%     0.45%    0.44%    0.45%/2/
   Excluding waivers                                              0.92%     1.59%    1.87%    1.70%/2/
  Net investment income                                           6.07%     6.58%    6.27%    5.98%/2/
   Excluding waivers                                              5.85%     6.23%    6.00%    5.71%/2/
Supplemental data:
Portfolio turnover rate                                            250%      199%     221%     221%
Net assets, end of period (in thousands)                      $524,046  $152,412  $42,311  $48,365
                                                             -----------------------------------------

3
/1/Commencement of investment operations of share class.
/2/Annualized.
4
                                      14
5
6
[LOGO]
7
8
BlackRock
Core Bond Total Return
Portfolio
9
0
                             IMPORTANT DEFINITIONS
1
2
 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
3
 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.
4
 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.
5
 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
6
 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.
7
Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index (the benchmark).
8
Primary Investment Strategies
In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the benchmark. The fund may invest up to 10% of its assets in bonds of foreign issuers.
9
The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.
0
The fund management team evaluates several categories of the bond market and individual securities within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.
1
If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.
2
The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The fund may seek to obtain market
3
                                      15
4
5
6
                             IMPORTANT DEFINITIONS
7
8
 Lehman Brothers Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's.
9
 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.
0
 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.
1
 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
2
exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
3
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
4
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
5
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
6
Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.
7
Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
8
The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.
9
A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.
0
Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.
1
                                      16
2
3
4
5
Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
6
The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time.
7
Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.
8
The fund may invest up to 10% of its assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.
9
Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.
0
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up
1
                                      17
2
3
4
while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
5
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.
6
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
7
Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.
8
                                      18
9
0
The performance for the period before BlackRock Shares were launched in May 1997 is based upon the performance for Institutional Shares of the fund, which were first issued in December 1992.
1
[CHART]
2
As of 12/31
ANNUAL TOTAL RETURNS*
3
Best Quarter
Q2 '95: 5.87%
4
Worst Quarter
Q1 '94: (2.63)%
5
The bars for 1993-1997
are based upon
performance for
Institutional Shares
of the fund.
6
 93      94       95      96      97      98       99      00       01
----    ----    -----    -----   ----    ----     ----    -----    -----
9.69%  (2.33)%  18.18%   3.58%   9.11%   8.34%   (0.46)%  12.39%   8.36%
7
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                          Since     Inception
                             1 Year   3 Years   5 Years  Inception    Date
                             ------   -------   -------  ---------    ----
Core Bond Total Return       8.36%     6.62%     7.47%     7.25%     12/09/92
Lehman Aggregate             8.44%     6.28%     7.43%     7.20%       N/A
 *The chart and the table both assume reinvestment of dividends and distributions.
8
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
9
The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.
0
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
1

 Advisory fees                                              .48%
 Interest expense                                           .08%
 Other expenses                                             .16%
 Total annual fund operating expenses                       .72%
 Fee waivers and expense reimbursements*                    .24%
 Net expenses*                                              .48%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .40% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 42 for a discussion of these waivers and reimbursements.
2
                            IMPORTANT DEFINITIONS
3
4
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
5
 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).
6
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
7
                                      19
8
9
0
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
1

                                 1 Year 3 Years 5 Years 10 Years
                BlackRock Shares  $49    $206    $377     $872

2
Fund Management
The fund is managed by a team of investment professionals at BlackRock
Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson has been a member of the team managing the fund since 1997, Scott Amero since 1992 and Rajiv Sobti since 1998. Keith Anderson has been a portfolio co-manager since 1997, Scott Amero since 1999 and Rajiv Sobti since 1999.
3
                                      20
4
5
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
6
7
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a BlackRock Share Outstanding Throughout Each Period)
8
                                            Core Bond Total Return Portfolio
9

                                                             ----------------------------------------------------
                                                             ----------------------------------------------------
                                                               Year      Year      Year       Year    5/1/97/1/
                                                               Ended     Ended     Ended      Ended   through
                                                              9/30/01   9/30/00   9/30/99    9/30/98  9/30/97
Per Share operating performance:
Net asset value, beginning of period                          $   9.36  $   9.31  $  10.12   $  9.82  $  9.57
0
                                                             ---------  --------  --------   -------  -------
  Net investment income                                           0.58      0.61      0.59      0.61     0.26
  Net realized and unrealized gain or (loss) on investments       0.62      0.05     (0.60)     0.40     0.24
1
                                                             ---------  --------  --------   -------  -------
    Total from investment operations                              1.20      0.66     (0.01)     1.01     0.50
                                                             ---------  --------  --------   -------  -------
Less Distributions
Distributions from net investment income                         (0.58)    (0.60)    (0.58)    (0.62)   (0.25)
Distributions from net realized capital gains                      - -     (0.01)    (0.22)    (0.09)     - -
2
                                                             ---------  --------  --------   -------  -------
    Total distributions                                          (0.58)    (0.61)    (0.80)    (0.71)   (0.25)
3
                                                             ---------  --------  --------   -------  -------
Net asset value, end of period                                $   9.98  $   9.36  $   9.31   $ 10.12  $  9.82
4
                                                             =========  ========  ========   =======  =======
Total return                                                    13.21 %     7.45%    (0.02)%   10.74%    5.30%
Ratios to average net assets:
  Expenses                                                        0.47%     0.62%     0.79%     0.68%    0.56%/2/
   Excluding interest expense                                     0.40%     0.40%     0.40%     0.40%    0.40%/2/
   Excluding waivers                                              0.72%     0.99%     1.07%     1.02%    0.85%/2/
  Net investment income                                           6.02%     6.68%     6.13%     6.14%    6.54%/2/
   Excluding waivers                                              5.78%     6.31%     5.85%     5.80%    6.25%/2/
Supplemental data:
Portfolio turnover rate                                            304%      248%      328%      405%     441%
Net assets, end of period (in thousands)                      $530,153  $320,489  $160,791   $92,723  $48,139
                                                             ----------------------------------------------------

5
/1/Commencement of investment operations of share class.
/2/Annualized.
6
                                      21
7
8
[LOGO]
9
0
BlackRock
Core PLUS Total Return
Portfolio
1
2
                             IMPORTANT DEFINITIONS
3
4
 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
5
 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.
6
 Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.
7
 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
8
 High Yield Bond: Sometimes referred to as "junk bonds" these are debt securities, which are rated less than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.
9
 Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.
0
Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index (the benchmark).
1
Primary Investment Strategies
In pursuit of this goal, the fund invests at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within (+/-)20% of the duration of the benchmark.
2
The fund invests primarily in dollar denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), bonds denominated in foreign currencies and bonds of foreign (including emerging market) issuers.
3
The fund management team evaluates several categories of the bond market and individual securities within these categories. The management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the management team believes that they have the potential for above-average total return. The fund measures its performance against the benchmark.
4
Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard &
Poor's or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.
5
A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.
6
The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as
7
                                      22
8
9
a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
0
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
1
The "total return" sought by the fund consists of income earned on the fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
2
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
3
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
4
Key Risks
While the management team chooses bonds they believe can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.
5
Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
6
The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.
7
                             IMPORTANT DEFINITIONS
8
9
 Lehman Brothers Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's.
0
 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.
1
 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
2
                                      23
3
4
5
6
A main difference is that the principal on mortgage- or asset- backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset- backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase
(as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have less credit protection.
7
Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.
8
The fund may invest up to 20% of its assets in bonds of foreign issuers.
Foreign securities involve risks not typically associated with investing in
U.S. securities. These risks include but are not limited to: currency risks
(the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.
9
In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.
0
Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not
1
                                      24
2
3
4
necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.
5
During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.
6
The market for high yield bonds is not as liquid as the markets for higher rated securities. This mean that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.
7
Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
8
The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.
9
Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings,
0
                                      25
1
2
reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.
3
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
4
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.
5
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
6
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
7
The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund.
8
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
9

 Advisory fees                        .50%
 Other expenses1                      .27%
 Total annual fund operating expenses .77%
 Fee waivers and expense
  reimbursements*                     .37%
 Net expenses*                        .40%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .40% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 42 for a discussion of these waivers and reimbursements.
/1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.
0
1
2
3
4
5
6
                             IMPORTANT DEFINITIONS
7
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
8
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
9
                                      26
0
1
2
3
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
4

                  1 Year 3 Years
 BlackRock Shares  $41    $209

5
Fund Management
The fund is managed by a team of investment professionals at BlackRock
Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Keith Anderson, Managing Director of BFM since 1988, Scott Amero, Managing Director of BFM since 1990 and Rajiv Sobti, Managing Director of BFM since March 1998. Prior to joining BFM, Rajiv Sobti was a Managing Director and head of Quantitative Research with Donaldson Lufkin & Jenrette for 12 years. Keith Anderson, Scott Amero and Rajiv Sobti have been portfolio co-managers since the fund's inception.
6
Fund Performance
The chart below reflects the fund's performance for BlackRock Shares. Since the fund was recently organized and commenced operations on December 7, 2001, the information reflects approximately three weeks of operations. Accordingly, the information presented may not provide a meaningful picture of the fund's performance. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.
7
8
                                    [CHART]
  Since Inception (12/7/01) to 12/31/01
                                  TOTAL RETURN
9
0
                         Fund BlackRock      Lehman Brothers
                             Shares          Aggregate Index
                             ------          ---------------
1
                              0.99%               0.86%
2
3
4
5
6
7
                                      27
8
9
0
Past Performance of Institutional Accounts
The investment results shown below represent the historical performance of certain institutional accounts managed by BFM and were calculated pursuant to Association for Investment Management and Research (AIMR) guidelines. These institutional accounts have substantially similar investment objectives, policies and strategies to those of the fund. Keith Anderson, Scott Amero and Rajiv Sobti were the portfolio managers responsible for this performance. Keith Anderson, Scott Amero and Rajiv Sobti continue to be primarily responsible for the institutional accounts and intend to utilize a substantially similar investment approach for the fund.
Note:
The performance results have been reduced by the maximum possible investment advisory fees charged to the BFM institutional accounts during the period under consideration. Actual investment advisory fees paid by individual institutional accounts may vary.
1
                                    [CHART]
2
Net Annualized Returns
As Of December 31, 2001
3
                                                                 Lehman Brothers
                                      Institutional Accounts     Aggregate Index
4
One Year 12/31/2000-12/31/2001                  8.49%                 8.44%
Three Years 12/31/1998-12/31/2001               6.42%                 6.28%
Since Inception 3/31/1998-12/31/2001            6.98%                 6.91%
5
6
The performance information is provided to illustrate the past performance of BFM in managing substantially similar institutional accounts and does not represent the performance of the fund, which has a limited history of investment operations. Investors should realize that this past performance data is not an indication of future performance of the fund.
7
The data represents accounts with assets as of December 31, 2001 of $8.3 billion. The data includes all accounts with substantially similar investment objectives, policies and strategies to those of the fund.
8
The performance numbers above reflect deductions for investment advisory fees, and are net of all transaction costs. The performance numbers do not reflect custodian fees. If such custodian fees were deducted, the performance of the institutional accounts would be less than the performance shown. The performance 9
                                      28
0
1
2
results reflect dividend reinvestment and are calculated on a settlement date basis through December 31, 2001.
3
The index used for comparison is the Lehman Brothers Aggregate Index, an unmanaged index with no expenses, which is comprised of more than 5,000 taxable investment grade bonds rated by Moody's or Standard and Poor's.
4
The institutional accounts that are included in the data above are not subject to the same types of expenses as the fund and are not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the fund by the Investment Company Act of 1940 or Subchapter M of
the Internal Revenue Code of 1986. The performance results of the institutional accounts could have been adversely affected if the institutional accounts had been regulated as investment companies under the federal tax and securities laws. In addition, differences in the Securities and Exchange Commission and AIMR methodology for calculating performance could result in different performance data for identical time periods.
5
                                      29
6
7
[LOGO]
8
9
BlackRock
High Yield Bond
Portfolio
0
1
2
                             IMPORTANT DEFINITIONS
3
4
 Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
5
 Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a foreign government and one or more financial institutions. The fund considers such investments to be debt securities.
6
 Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.
7
 Collateralized Bond Obligations (CBO): The fund many invest in collateralized bond obligations, which are securities backed by a diversified pool of high yield securities.
8
 Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.
9
 High Yield Bonds: Sometimes referred to as "junk bonds" these are debt securities, which are, rated less than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.
0
Investment Goal
The fund seeks to provide current income by investing primarily in non-investment grade bonds.
1
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its assets in high yield bonds which includes convertible securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in bonds of foreign issuers.
2
The management team evaluates categories of the high yield market and individual bonds within these categories. Securities are purchased for the fund when the management team determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).
3
To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C". These securities are very risky and have major uncertainties regarding the issuer's ability to make interest and principal payments.
4
If a security falls below the fund's minimum rating, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential.
5
The management team will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark.
6
                                      30
7
                             IMPORTANT DEFINITIONS
8
9
 Lehman High Yield Index: An unmanaged index that is comprised of issues that meet the following criteria: at least $100 million par value outstanding, maximum credit rating of B1 (including defaulted issues) and at least one year to maturity.
0
 Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.
1
 Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.
2
 Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.
3
 Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.
4
Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
5
The management team may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
6
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
7
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
8
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
9
Key Risks
While the management team chooses bonds they believe can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.
0
Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
1
2
                                      31
3
4
5
6
Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.
7
During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.
8
The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.
9
Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.
0
The market for bank loans may not be highly liquid and the fund may have difficulty selling them. These investments expose the fund to the credit risk of both the financial institution and the underlying borrower.
1
The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.
2
The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.
3
The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.
4
                                      32
5
6
7
8
A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase
(as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.
9
Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.
0
The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.
1
Some transactions may give rise to a form of leverage. These transactions may include, among others, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets or cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return. This interest expense may be greater than the fund's return on the underlying investment.
2
The fund may invest up to 10% of its assets in bonds of foreign issuers.
Foreign securities involve risks not typically associated with investing in
U.S. securities. These risks include but are not limited to: currency risks
(the risk that the value of interest paid
3
                                      33
4
5
6
on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.
7
In addition, political and economic structures in developing market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.
8
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
9
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.
0
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
1
                                      34
2
3
4
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman High Yield Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance is not an indication of future results.
5
                                    [CHART]
6
As of 12/31
Annual Total Returns*
7
Best Quarter
Q4 '01: 6.08%
8
Worst Quarter
Q4 '00: (6.39)%
9
 99           00           01
----        ------        ----
8.91        (7.05)        7.20
0
As of 12/31/01
Average Annual Total Returns*
                                              Since    Inception
                        1 Year    3 Years   Inception     Date
High Yield Bond         7.20%      2.76%       3.02%    11/19/98
Lehman High Yield       5.28%      0.49%       0.98%      N/A
1
 *The chart and the table both assume reinvestment of dividends and distributions.
2
                                      35
3
4
5
                             IMPORTANT DEFINITIONS
6
7
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
8
 Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).
9
 Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.
0
1
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
2
The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.
3
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
4

 Advisory fees                            .50%
 Interest expense                         .36%
 Other expenses                           .23%
 Total annual fund operating expenses    1.09%
 Fee waivers and expense reimbursements*  .18%
 Net expenses                              91%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .55% (excluding interest expense) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 42 for a discussion of these waivers and reimbursements.
5
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
6

                  1 Year 3 Years 5 Years 10 Years
 BlackRock Shares  $93    $329    $583    $1,313

7
                                      36
8
9
0
1
Fund Management
The fund is managed by a team of investment professionals at BlackRock
Financial Management, Inc. (BFM), including the following individuals who have day-to-day responsibility: Dennis Schaney and Michael Buchanan. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BFM since February 1998. Prior to joining BFM, he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Michael Buchanan, co-leader of the High Yield Team, has served as
Managing Director of BFM since January 2002 and Director of BFM from June 1998 to December 2001. Prior to joining BFM, Michael Buchanan was Vice President of Investments at Conseco Capital Management where he was a portfolio manager responsible for high yield debt, bank loan, and emerging markets debt trading. Dennis Schaney and Michael Buchanan have been members of the team managing the fund since inception. Dennis Schaney has been a portfolio co-manager since inception and Michael Buchanan since 1999.
2
                                      37
3
4
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).
5
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a BlackRock Share Outstanding Throughout Each Period)
6
                                  High Yield Bond Portfolio
7

                                                     -------------------------------
                                                     -------------------------------
                                                                         For the
                                                                          Period
                                                      Year       Year   11/19/98/1/
                                                      Ended      Ended   through
                                                     9/30/01    9/30/00  9/30/99
Per Share operating performance:
Net asset value, beginning of period                 $  8.92    $ 9.73    $10.00
                                                     -------    ------    ------
Income from investment operations
  Net investment income                                 0.99      1.14      0.90
  Net realized and unrealized (loss) on investments    (1.45)    (0.82)    (0.32)
                                                     -------    ------    ------
    Total from investment operations                   (0.46)     0.32      0.58
                                                     -------    ------    ------
Less distributions
  Distributions from net investment income             (1.00)    (1.13)    (0.85)
  Distributions in excess of net investment income     (0.07)      - -       - -
                                                     -------    ------    ------
    Total distributions                                (1.07)    (1.13)    (0.85)
                                                     -------    ------    ------
Net asset value, end of period                       $  7.39    $ 8.92    $ 9.73
                                                     =======    ======    ======
Total return                                           (5.52) %   3.26%     5.87%
Ratios to average net assets:
  Expenses                                              0.84%     1.21%     0.33%/2/
   Excluding interest expense                           0.55%     0.55%     0.28%/2/
   Excluding waivers                                    1.10%     0.90%     0.41%/2/
  Net investment income                                 5.54%    11.38%    10.45%/2/
   Excluding waivers                                    5.29%    11.11%    10.38%/2/
Supplemental data:
Portfolio turnover rate                                  331%      235%      185%
Net assets, end of period (in thousands)              27,766       - -       - -
                                                     -------------------------------

8
/1/Commencement of operations of share class.
/2/Annualized.
9
                                      38
0
1
[LOGO]
2
3
About Your Investment
4
5
Buying Shares
   BlackRock Shares are offered without a sales charge to institutional investors with a minimum investment of $5,000,000.
6
Purchase orders may be placed by calling (800) 441-7450.
7
What Price Per Share Will You Pay?
    The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.
8
The funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.
9
Since the NAV changes daily, the price of your shares depends on the time that your order is received.
0
Purchase orders received before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.
1
2
3
4
                                      39
5
6
7
8
9
0
1
2
3
4
5
Paying for Shares
Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.
6
7
How Much is the Minimum Investment?
The minimum investment for the initial purchase of BlackRock Shares is $5,000,000. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.
8
The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.
9
0
Selling Shares
Shareholders may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The fund, the administrators and the distributor will employ rea-sonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company.
1
                                      40
2
3
4
5
6
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-07. 7
The Company may refuse a telephone redemption request if it believes it is advisable to do so.
8
9
The Company's Rights
    The Company may:
   . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,
   . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940, or as described in the section "Selling Shares" above,
   . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
   . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.
0
1
Market Timing
    The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.
2
3
4
5
6
7
8
9
0
1
2
3
                                      41
4
5
6
7
8
9
0
1
2
                             IMPORTANT DEFINITIONS
3
4
 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for BlackRock Funds is
 BlackRock Advisors, Inc.
5
 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.
6
Accounts with Low Balances
    The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.
7
8
Management
   BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.
BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the funds.
9
For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:
0

Low Duration Bond                                 .22%
Intermediate Bond                                 .30%
Core Bond Total Return                            .26%
High Yield                                        .34%

1
The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets of each fund) are as follows:
2
Total Annual Advisory Fee (Before Waivers)
3

                                                   INVESTMENT
                                                   ADVISORY
 AVG DAILY NET ASSETS                              FEE
 First $1 billion                                  .500%
 $1 billion-$2 billion                             .450%
 $2 billion-$3 billion                             .425%
 greater than $3 billion                           .400%

4
                                      42
5
6
7
8
9
0
Information about the portfolio manager for each of the funds is presented in the appropriate fund section.
1
As discussed above, BlackRock has agreed to cap each fund's net expenses (excluding interest expense) at the levels shown in that fund's expense table. 2
To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:
3

Low Duration Bond                                 .385%
Intermediate Bond                                 .435%
Core Bond Total Return                            .380%
Core PLUS Total Return                            .400%
High Yield Bond                                   .525%

4
If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.
5
                                      43
6
7
8
9
0
1
2
3
4
5
Dividends and Distributions
   BlackRock Funds makes two kinds of distributions to share holders: net investment income and net realized capital gains.
6
Distributions of net investment income derived by the fund are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of such dividend payments.
7
Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Company's Board of Trustees.
8
Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.
9
0
Taxation of Distributions
    Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, will be taxed to shareholders as ordinary income.
1
Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.
2
If more than half of the total asset value of a fund is invested in foreign securities, the fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by it. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.
3
Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.
4
5
                                      44
6
7
8
9
0
Important Notice Regarding Delivery of Shareholder Documents
    The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.
1
Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.
2
--------------------------------------------------------------------------------
3
Electronic Access to Shareholder Documents
    Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.
4
To enroll:
5
Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.
6
Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.
7
8
9
0
                                      45
1
2
3
For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:
4
Annual/Semi-Annual Reports
These reports contain additional information about each of the Funds' investments. The annual report describes the Funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Funds' performance for the last fiscal year.
5
Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2002, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.
6
Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available.
Hours: 8:30a.m. to 5:30 p.m. (Eastern time), Monday-Friday.
Call: (800) 441-7450
7
Purchases and Redemptions
Call your registered representative or (800) 441-7450.
8
World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com
9
Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature.
Forward mutual fund inquiries.
Mail to: funds@blackrock.com
0
Written Correspondence
BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 MS WR-R100-04-07
1
Securities And Exchange Commission (SEC)
You may also view and copy public information about Blackrock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site
(http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
2
INVESTMENT COMPANY ACT FILE NO. 811-05742
3
                                    [GRAPHIC]
4
5
[LOGO] BlackRock Funds
6
7
                                    [GRAPHIC]
8
9
0
NOT FDIC- May lose value
INSURED   No bank guarantee
1
Money Market Portfolios
2
3
                                INVESTOR SHARES
4
BlackRock Funds/SM/ is a mutual fund family with 43 investment portfolios, 8 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.
5
6
7
8
9
PROSPECTUS
January 28, 2002
0
[LOGO] BlackRock Funds
1
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
2
3
4
5
6
7
Table of
Contents
8

How to find the information you need
9
How to find the information you need.......................................  1
0
THE BLACKROCK MONEY MARKET PORTFOLIOS
1
Money Market...............................................................  2
2
U.S. Treasury Money Market.................................................  8
3
Municipal Money Market..................................................... 13
4
New Jersey Municipal Money Market.......................................... 19
5
North Carolina Municipal Money Market...................................... 25
6
Ohio Municipal Money Market................................................ 31
7
Pennsylvania Municipal Money Market........................................ 37
8
Virginia Municipal Money Market............................................ 43
9
About Your Investment
0
How to Buy/Sell Shares..................................................... 49
1
Dividends/Distributions/Taxes.............................................. 57
2
Services for Shareholders.................................................. 59

3
4
How to Find the
Information You Need
About BlackRock Funds
5
6
7
    This is the BlackRock Money Market Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).
8
This prospectus contains information on all 8 of the BlackRock Money Market funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.
9
If you have questions after reading the prospectus, ask your registered representative for help. Your investment professional has been trained to help you decide which investments are right for you.
0
                                      1
1
2
3
4
[LOGO] BlackRock
Money Market
Portfolio
5
6
7
                             IMPORTANT DEFINITIONS
8
9
 Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
0
 Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.
1
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
2
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
3
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
4
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
5
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
6
Investment Goal
The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.
7
Primary Investment Strategies
In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.
8
Specifically, the fund may invest in:
9
1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).
0
2) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.
1
3) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
2
4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).
3
5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.
4
6) Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.
5
7) Repurchase agreements relating to the above instruments.
6
The fund seeks to maintain a net asset value of $1.00 per share.
7
                                      2
8
9
0
1
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
2
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
3
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.
4
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
5
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
6
Key Risks
7
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
8
The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.
9
The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.
0
                                      3
1
2
3
4
Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
5
The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.
6
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
7
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
8
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
9
Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
0
The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in October 1989. Investor A Shares were launched in January 1993, Investor B Shares were launched in September 1995 and Investor C Shares were launched in October 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Service and Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Service, Investor A and Investor B Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares.
1
                                      4
2
3
4
5
6
                             IMPORTANT DEFINITIONS
7
8
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
9
 Distribution Fees: A method of charging distribution-related expenses against fund assets.
0
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
1
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
2
                                   [CHART]
3
As of 12/31                     Investor A Shares
ANNUAL TOTAL RETURNS*
4
Best Quarter
Q4 '00: 1.49%
5
Worst Quarter
Q4 '01: 0.47%
6
The bars for 1992-1993 are based upon performance for Service Shares of the fund.
7
  92      93      94      95      96      97      98      99      00      01
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
3.51%   2.64%   3.68%   5.32%   4.91%   5.07%   4.96%   4.57%   5.78%   3.54%
8
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
9
                                                              Inception
                      1 Year   3 Years   5 Years  10 Years       Date
Money Market; Inv A    3.54%    4.63%     4.78%     4.39%      10/04/89
Money Market; Inv B    2.92%    3.96%     4.09%     3.97%      10/04/89
Money Market; Inv C    2.92%    3.96%     4.07%     3.97%      10/04/89
0
 *The chart and the table both assume reinvestment of dividends and distributions.
1
Expenses and Fees
2
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
3
The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.
4
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
5

                                         A Shares   B Shares   C Shares
 Advisory fees                                 .40%       .40%       .40%
 Distribution (12b-1) fees                     .10%       .75%       .75%
 Other expenses                                .67%       .67%       .67%
    Service fees                          .25%       .25%       .25%
    Processing fees                       .15%       .15%       .15%
    Other                                 .27%       .27%       .27%
 Total annual fund operating expenses         1.17%      1.82%      1.82%
 Fee waivers and expense reimbursements*       .28%       .33%       .33%
 Net expenses*                                 .89%      1.49%      1.49%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .89% (for Investor A Shares) and 1.49% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.
6
                                      5
7
8
9
0
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
1

                    1 Year 3 Years 5 Years      10 Years
 A Shares            $ 91   $344    $617         $1,395
 B Shares*           $152   $540    $954   $1,939**/$1,859***
 C Shares*           $152   $540    $954         $2,110

* These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).
***Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).
2
3
Financial Highlights
4
The financial information in the table on the next page shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
5
                                      6
6
7
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)
8
                                        Money Market Portfolio
9

                                                 --------------------------------------------------------------------------------
                                                                    INVESTOR A                                        INVESTOR B
                                                                      SHARES                                            SHARES
                                                 --------------------------------------------------------------------------------
                                                  Year      Year      Year      Year      Year      Year      Year      Year
                                                  Ended     Ended     Ended     Ended     Ended     Ended     Ended     Ended
                                                 9/30/01   9/30/00   9/30/99   9/30/98   9/30/97   9/30/01   9/30/00   9/30/99
Net asset value at beginning of period           $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                 --------  --------  --------  --------  --------  --------  --------  --------
Income from investment operations
 Net investment income                             0.0449    0.0539    0.0441    0.0495    0.0491    0.0389    0.0475    0.0371
                                                 --------  --------  --------  --------  --------  --------  --------  --------
    Total from investment operations               0.0449    0.0539    0.0441    0.0495    0.0491    0.0389    0.0475    0.0371
                                                 --------  --------  --------  --------  --------  --------  --------  --------
Less distributions
 Distributions from net investment income         (0.0449)  (0.0539)  (0.0441)  (0.0495)  (0.0491)  (0.0389)  (0.0475)  (0.0371)
                                                 --------  --------  --------  --------  --------  --------  --------  --------
    Total distributions                           (0.0449)  (0.0539)  (0.0441)  (0.0495)  (0.0491)  (0.0389)  (0.0475)  (0.0371)
                                                 --------  --------  --------  --------  --------  --------  --------  --------
Net asset value
 at end of period                                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $ 1.0000  $   1.00  $   1.00
                                                 ========  ========  ========  ========  ========  ========  ========  ========
Total return                                         4.59%     5.53%     4.50%     5.06%     5.02%     3.96%     4.85%     3.77%
Ratios/Supplemental data
 Net assets at end of period (in thousands)      $531,518  $405,740  $486,578  $365,458  $256,039  $ 15,853  $  6,371  $  5,414
 Ratios of expenses to average net assets
   After advisory/ administration fee waivers        0.89%     0.85%     0.80%     0.77%     0.70%     1.49%     1.49%     1.49%
   Before advisory/ administration fee waivers       1.07%     1.03%     0.99%     1.01%     1.03%     1.67%     1.67%     1.68%
 Ratios of net investment income to average
  net assets
   After advisory/ administration fee waivers        4.43%     5.37%     4.40%     4.94%     4.92%     3.64%     4.84%     3.71%
   Before advisory/ administration fee waivers       4.25%     5.19%     4.21%     4.70%     4.59%     3.46%     4.66%     3.52%
                                                 --------------------------------------------------------------------------------

0
1
2
3
                                                  Year      Year
                                                  Ended     Ended
                                                 9/30/98   9/30/97
Net asset value at beginning of period           $   1.00  $   1.00
                                                 --------  --------
Income from investment operations
 Net investment income                             0.0426    0.0424
                                                 --------  --------
    Total from investment operations               0.0426    0.0424
                                                 --------  --------
Less distributions
 Distributions from net investment income         (0.0426)  (0.0424)
                                                 --------  --------
    Total distributions                           (0.0426)  (0.0424)
                                                 --------  --------
Net asset value
 at end of period                                $   1.00  $   1.00
                                                 ========  ========
Total return                                         4.34%     4.32%
Ratios/Supplemental data
 Net assets at end of period (in thousands)      $  1,805  $    238
 Ratios of expenses to average net assets
   After advisory/ administration fee waivers        1.48%     1.39%
   Before advisory/ administration fee waivers       1.72%     1.72%
 Ratios of net investment income to average
  net assets
   After advisory/ administration fee waivers        4.22%     4.26%
   Before advisory/ administration fee waivers       3.98%     3.93%
                                                 -------------------

4

                                                 ------------------------------------------------------
                                                                      INVESTOR C
                                                                        SHARES
                                                 ------------------------------------------------------
                                                                                          For the
                                                                                           Period
                                                  Year      Year      Year      Year     10/17/96/1/
                                                  Ended     Ended     Ended     Ended     through
                                                 9/30/01   9/30/00   9/30/99   9/30/98    9/30/97
Net asset value at beginning of period           $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                                                 --------  --------  --------  --------   --------
Income from investment operations
 Net investment income                             0.0389    0.0475    0.0371    0.0426     0.0390
                                                 --------  --------  --------  --------   --------
    Total from investment operations               0.0389    0.0475    0.0371    0.0426     0.0390
                                                 --------  --------  --------  --------   --------
Less distributions
 Distributions from net investment income         (0.0389)  (0.0475)  (0.0371)  (0.0426)   (0.0390)
                                                 --------  --------  --------  --------   --------
    Total distributions                           (0.0389)  (0.0475)  (0.0371)  (0.0426)   (0.0390)
                                                 --------  --------  --------  --------   --------
Net asset value
 at end of period                                $ 1.0000  $   1.00  $   1.00  $   1.00   $   1.00
                                                 ========  ========  ========  ========   ========
Total return                                         3.96%     4.85%     3.77%     4.34%      3.97%
Ratios/Supplemental data
 Net assets at end of period (in thousands)      $  9,429  $  4,134  $  4,268  $    337   $      2
 Ratios of expenses to average net assets
   After advisory/ administration fee waivers        1.49%     1.49%     1.49%     1.49%      1.50%/2/
   Before advisory/ administration fee waivers       1.67%     1.67%     1.68%     1.73%      1.83%/2/
 Ratios of net investment income to average
  net assets
   After advisory/ administration fee waivers        3.68%     4.77%     3.71%     4.22%      4.01%/2/
   Before advisory/ administration fee waivers       3.50%     4.59%     3.52%     3.98%      3.68%/2/
                                                 -----------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
5
                                      7
6
7
8
9
[LOGO] BlackRock
U.S. Treasury Money Market
Portfolio
0
1
                             IMPORTANT DEFINITIONS
2
3
 Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
4
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
5
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
6
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
7
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
8
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
9
Investment Goal
The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.
0
Primary Investment Strategies
In pursuit of this goal, the fund invests exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.
1
The fund seeks to maintain a net asset value of $1.00 per share.
2
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
3
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
4
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.
5
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
6
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
7
                                      8
8
9
0
1
Key Risks
2
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
3
Treasury obligations differ only in their interest rates, maturities and time of issuance.
4
The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.
5
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
6
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
7
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
8
Risk / Return Information
The chart and table on the next page give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
9
                                      9
0
1
2
3
The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in November 1989. Investor A Shares were launched in January 1993, Investor B Shares were launched in January 2000 and Investor C Shares were launched in December 1998. The performance for Investor B and C Shares for the period before they were launched is based upon performance for Service and Investor A Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares. Also, the actual return of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares. As of December 7, 2000, there were no Investor B Shares outstanding and as of May 25, 1999, there were no Investor C Shares outstanding. 4
5
6
7
                                   [CHART]
8
As of 12/31                     Investor A Shares
ANNUAL TOTAL RETURNS*
9
Best Quarter
Q4 '00: 1.44%
0
Worst Quarter
Q4 '01: 0.39%
1
The bars for 1992-1993 are based upon performance for Service Shares of the fund.
2
  92      93      94      95      96      97      98      99      00      01
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
3.46%   2.59%   3.67%   5.22%   4.65%   4.80%   4.73%   4.24%   5.41%   3.19%
3
4
5
6
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
7
                                                               Inception
                        1 Year  3 Years  5 Years   10 Years       Date
US Treasury MM; Inv A    3.19%   4.28%    4.47%      4.19%      11/01/89
US Treasury MM; Inv B    3.19%   4.28%    4.47%      4.19%      11/01/89
US Treasury MM; Inv C    3.19%   4.28%    4.47%      4.19%      11/01/89
 *The chart and the table both assume reinvestment of dividends and distributions.
8
Expenses and Fees
9
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
0
                                      10
1
2
                             IMPORTANT DEFINITIONS
3
4
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
5
 Distribution Fees: A method of charging distribution-related expenses against fund assets.
6
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
7
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
8
9
The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.
0
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
1

                                              A Shares B Shares C Shares
 Advisory fees                                    .45%     .45%     .45%
 Distribution (12b-1) fees                        .10%     .75%     .75%
 Other expenses                                   .70%     .70%     .70%
   Service fees                                .25%     .25%     .25%
   Processing fees                             .15%     .15%     .15%
   Other                                       .30%     .30%     .30%
 Total annual fund operating expenses            1.25%    1.90%    1.90%
 Fee waivers and expense reimbursements*          .37%     .42%     .42%
 Net expenses*                                    .88%    1.48%    1.48%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .88% (for Investor A Shares) and 1.48% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.
2
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
3

                              1 Year 3 Years 5 Years      10 Years
 A Shares                      $ 90   $360    $651         $1,479
 B Shares*                     $151   $556    $987   $2,018**/$1,939***
 C Shares*                     $151   $556    $987         $2,188

* These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).
***Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).
4
                                      11
5
6
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
7
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A, B or C Share Outstanding Throughout Each Period)
8
                             U.S. Treasury Money Market Portfolio
9

                                                -----------------------------------------------------------------------------
                                                                   INVESTOR A                     INVESTOR B    INVESTOR C
                                                                     SHARES                         SHARES        SHARES
                                                -----------------------------------------------------------------------------
                                                 Year      Year      Year      Year      Year     1/10/00/1/    12/8/98/1/
                                                 Ended     Ended     Ended     Ended     Ended     through       through
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97     2/7/00       5/25/99
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00      $   1.00
                                                --------  --------  --------  --------  --------   --------      --------
Income from investment operations
 Net investment income                            0.0417    0.0497    0.0412    0.0476    0.0468     0.0037        0.0138
                                                --------  --------  --------  --------  --------   --------      --------
    Total from investment operations              0.0417    0.0497    0.0412    0.0476    0.0468     0.0037        0.0138
                                                --------  --------  --------  --------  --------   --------      --------
Less distributions
 Distributions from net investment income        (0.0417)  (0.0497)  (0.0412)  (0.0476)  (0.0468)   (0.0037)      (0.0138)
                                                --------  --------  --------  --------  --------   --------      --------
    Total distributions                          (0.0417)  (0.0497)  (0.0412)  (0.0476)  (0.0468)   (0.0037)      (0.0138)
                                                --------  --------  --------  --------  --------   --------      --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00      $   1.00
                                                ========  ========  ========  ========  ========   ========      ========
Total return                                        4.26%     5.09%     4.20%     4.87%     4.75%      0.37%         1.39%
Ratios/Supplemental data
 Net assets at end of period (in thousands)     $ 35,178  $ 31,808  $ 45,224  $ 71,811  $ 43,425   $   - - /4/   $   - - /3/
 Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.88%     0.86%     0.82%     0.81%     0.78%      1.48%/2/      1.48%/2/
   Before advisory/administration fee waivers       1.15%     1.13%     1.09%     1.12%     1.16%      1.75%/2/      1.75%/2/
 Ratios of net investment income to average
  net assets
   After advisory/administration fee waivers        4.17%     4.91%     4.12%     5.57%     4.70%      4.70%/2/      3.46%/2/
   Before advisory/administration fee waivers       3.90%     4.64%     3.85%     5.26%     4.32%      4.43%/2/      3.19%/2/
                                                -----------------------------------------------------------------------------

0
/1/Commencement of operations of share class.
/2/Annualized.
/3/There were no Investor C Shares outstanding as of September 30, 1999. /4/There were no Investor B Shares outstanding as of September 30, 2000.
1
                                      12
2
3
4
5
[LOGO]
BlackRock
Municipal Money
Market Portfolio
6
7
                             IMPORTANT DEFINITIONS
8
9
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.
0
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
1
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
2
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
3
 Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities.
4
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
5
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
6
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
7
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax as is consistent with maintaining liquidity and stability of principal.
8
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities.
9
Specifically, the fund may invest in:
0
1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
1
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
2
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
3
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
4
The fund seeks to maintain a net asset value of $1.00 per share.
5
The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.
6
The fund intends to invest so that less than 25% of its total assets are Municipal Securities of issuers located in the same state.
7
                                      13
8
9
                             IMPORTANT DEFINITIONS
0
1
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
2
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
3
4
5
6
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
7
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
8
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
9
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
0
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax without shareholder approval.
1
Key Risks
2
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
3
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include
4
                                      14
5
6
7
private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
8
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
9
The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
0
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
1
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
2
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
3
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
4
                                      15
5
6
7
8
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
9
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and Investor A and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
0
The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in November 1989. Investor A Shares were launched in November 1992 and Investor C Shares were launched in September 1997. The performance for Investor C Shares for the period before they were launched is based upon performance for Service and Investor A Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares. Also, the actual return of Investor C Shares would have been lower compared to Investor A Shares because Investor C Shares have higher expenses than Investor A Shares. As of December 18, 1998, there were no Investor C Shares outstanding.
1
                                     [CHART]
2
As of 12/31                     Investor A Shares
ANNUAL TOTAL RETURNS*
3
Best Quarter
Q4 '00: 1.44%
4
Worst Quarter
Q4 '01: 0.33%
5
The bar for 1992 is based upon performance for Service Shares of the fund.
6
  92      93      94      95      96      97      98      99      00      01
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
2.49%   1.89%   2.25%   3.22%   2.80%   2.98%   2.70%   2.45%   3.32%   2.14%
7
8
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                                    Inception
                       1 Year     3 Years     5 Years     10 Years     Date
Municipal MM; Inv A     2.14%      2.63%        2.71%       2.62%    11/01/89
Municipal MM; Inv C     2.14%      2.63%        2.71%       2.62%    11/01/89
 *The chart and the table both assume reinvestment of dividends and distributions.
9
                                      16
0
1
2
                             IMPORTANT DEFINITIONS
3
4
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
5
 Distribution Fees: A method of charging distribution-related expenses against fund assets.
6
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
7
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
8
Expenses and Fees
9
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
0
The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.
1
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
2

                                                     A Shares B Shares C Shares
 Advisory fees                                           .45%     .45%     .45%
 Distribution (12b-1) fees                               .10%     .75%     .75%
 Other expenses                                          .71%     .71%     .71%
   Service fees                                      .25%     .25%     .25%
   Processing fees                                   .15%     .15%     .15%
   Other                                             .31%     .31%     .31%
 Total annual fund operating expenses                   1.26%    1.91%    1.91%
 Fee waivers and expense reimbursements*                 .37%     .42%     .42%
 Net expenses*                                           .89%    1.49%    1.49%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .89% (for Investor A Shares) and 1.49% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.
3
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
4

                                      1 Year 3 Years 5 Years    10 Years
 A Shares                              $ 91   $363    $656         $1,490
 B Shares*                             $152   $559    $993   $2,029**/$1,950***
 C Shares*                             $152   $559    $993         $2,199

* These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that is purchased from the Company and not acquired by exchange.
** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).
***Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).
5
                                      17
6
7
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
8
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A or C Share Outstanding Throughout Each Period)
9
                           Municipal Money Market Portfolio
0

                            ---------------------------------------------------------------------------------------
                                               INVESTOR A                                 INVESTOR C
                                                 SHARES                                     SHARES
                            ---------------------------------------------------------------------------------------
                                                                              For the                  For the
                                                                               Period                  Period
                             Year      Year      Year      Year      Year     10/1/98        Year     9/12/97/1/
                             Ended     Ended     Ended     Ended     Ended    through        Ended     through
                            9/30/01   9/30/00   9/30/99   9/30/98   9/30/97   12/18/98     9/30/98/3/  9/30/97
Net asset value at
 beginning of period        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00   $   1.00
                            --------  --------  --------  --------  --------  --------     --------   --------
Income from
 investment
 operations
 Net investment
  income                      0.0268    0.0309    0.0235    0.0280    0.0290    0.0040       0.0133     0.0013
                            --------  --------  --------  --------  --------  --------     --------   --------
    Total from
     investment
     operations               0.0268    0.0309    0.0235    0.0280    0.0290    0.0040       0.0133     0.0013
                            --------  --------  --------  --------  --------  --------     --------   --------
Less distributions
 Distributions from
  net investment
  income                     (0.0268)  (0.0309)  (0.0235)  (0.0280)  (0.0290)  (0.0040)     (0.0133)   (0.0013)
                            --------  --------  --------  --------  --------  --------     --------   --------
    Total
     distributions           (0.0268)  (0.0309)  (0.0235)  (0.0280)  (0.0290)  (0.0040)     (0.0133)   (0.0013)
                            --------  --------  --------  --------  --------  --------     --------   --------
Net asset value at
 end of period              $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00   $   1.00
                            ========  ========  ========  ========  ========  ========     ========   ========
Total return                    2.71%     3.13%     2.37%     2.83%     2.93%     0.40%        1.34%      0.13%
Ratios/Supplemental
 data
 Net assets at end
  of period (in
  thousands)                $  9,013  $  7,396  $  4,705  $  9,227  $  8,468  $    - -/4/  $    306   $     12
 Ratios of expenses
  to average net
  assets
  After
    advisory/administration
    fee waivers                 0.89%     0.89%     0.89%     0.86%     0.79%     1.49%/2/     1.47%      1.32%/2/
  Before
    advisory/administration
    fee waivers                 1.16%     1.17%     1.17%     1.18%     1.20%     1.77%/2/     1.79%      1.73%/2/
 Ratios of net
  investment income
  to average net
  assets
  After
    advisory/administration
    fee waivers                 2.65%     3.09%     2.33%     2.80%     2.92%     1.73%/2/     2.08%      2.63%/2/
  Before
    advisory/administration
    fee waivers                 2.37%     2.81%     2.05%     2.48%     2.51%     1.45%/2/     1.76%      2.22%/2/
                            --------------------------------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/This class has opened, closed and then reopened during the fiscal year. The financial highlights are reflective of the cumulative periods that the class was opened.
/4/There were no Investor C shares outstanding as of September 30, 1999.
1
                                      18
2
3
4
5
[LOGO] BlackRock
New Jersey Municipal
Money Market Portfolio
6
7
                             IMPORTANT DEFINITIONS
8
9
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
0
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
1
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
2
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
3
 Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.
4
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
5
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
6
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
7
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
8
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
9
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.
0
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in New Jersey.
1
Specifically, the fund may invest in:
2
1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
3
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
4
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
5
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
6
The fund seeks to maintain a net asset value of $1.00 per share.
7
The fund normally invests at least 80% of its net assets in Municipal
Securities and other instruments whose interest is exempt from regular federal income tax and New Jersey state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and New Jersey state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.
8
In addition, the fund normally invests at least 80% of its net assets in New Jersey Municipal Securities in order to qualify as a "qualified investment fund" under New Jersey law. The fund may invest in Municipal Securities of issuers located outside of New Jersey the interest from which is exempt from regular federal income tax and New Jersey state income tax.
9
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-
0
                                      19
1
2
3
term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
4
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
5
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and New Jersey state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
6
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
7
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and New Jersey state income tax without shareholder approval.
8
Key Risks
9
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
0
The fund concentrates its investments in securities of issuers located in New Jersey and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in
1
                                      20
2
3
4
value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.
5
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
6
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
7
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
8
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
9
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
0
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
1
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up
2
                                      21
3
4
5
while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
6
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
7
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and Investor A and B Shares
(in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
8
The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in
July 1991. Investor A Shares were launched in January 1996 and Investor B
Shares were launched in May 1998. The performance of Investor B Shares for the period before they were launched is based upon performance for Service and Investor A Shares. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares. Also, the actual return of Investor B Shares would have been lower compared to Investor A Shares because Investor B Shares have higher expenses than Investor
A Shares. As of February 8, 2000, there were no Investor B Shares outstanding.
9
                                    [CHART]
0
As of 12/31                     Investor A Shares
ANNUAL TOTAL RETURNS*
1
Best Quarter
Q4 '00: 0.87%
2
Worst Quarter
Q4 '01: 0.30%
3
The bars for 1992-1996 are based upon performance for Service Shares of the fund.
4
  92      93      94      95      96      97      98      99      00      01
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
2.29%   1.80%   2.25%   3.25%   2.67%   2.75%   2.60%   2.34%   3.17%   2.04%
5
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
6
                                                                  Inception
                         1 Year    3 Years   5 Years  10 Years       Date
7
NJ Municipal MM; Inv A    2.04%     2.52%     2.58%     2.52%      07/01/91
NJ Municipal MM; Inv B    2.04%     2.52%     2.58%     2.52%      07/01/91
8
 *The chart and the table both assume reinvestment of dividends and distributions.
9
                                      22
0
1
2
                             IMPORTANT DEFINITIONS
3
4
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
5
 Distribution Fees: A method of charging distribution-related expenses against fund assets.
6
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
7
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
8
9
0
Expenses and Fees
1
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
2
The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.
3
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
4

                                            A Shares B Shares C Shares
 Advisory fees                                 .45%     .45%     .45%
 Distribution (12b-1) fees                     .10%     .75%     .75%
 Other expenses                                .72%     .72%     .72%
   Service fees                             .25%     .25%     .25%
   Processing fees                          .15%     .15%     .15%
   Other                                    .32%     .32%     .32%
 Total annual fund operating expenses         1.27%    1.92%    1.92%
 Fee waivers and expense reimbursements*       .41%     .46%     .46%
 Net expenses*                                 .86%    1.46%    1.46%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .96% (for Investor A Shares) and 1.46% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.
5
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
6

                          1 Year 3 Years 5 Years    10 Years
 A Shares                  $ 88   $362    $658         $1,498
 B Shares*                 $149   $559    $994   $2,037**/$1,957***
 C Shares*                 $149   $559    $994         $2,206

  *These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
 **Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).
***Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).
7
8
                                      23
9
0
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
1
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A or B Share Outstanding Throughout Each Period)
2
                       New Jersey Municipal Money Market Portfolio+
3

                            ---------------------------------------------------------------------------------------------------
                                               INVESTOR A                                        INVESTOR B
                                                 SHARES                                            SHARES
                            ---------------------------------------------------------------------------------------------------
                                                                              For the                 For the      For the
                                                                              Period                  Period       Period
                             Year      Year      Year      Year      Year     10/1/99       Year     5/13/98/4/   3/20/97/1/
                             ended     Ended     Ended     Ended     Ended    through       Ended     through      through
                            9/30/01   9/30/00   9/30/99   9/30/98   9/30/97   2/8/00       9/30/99    9/30/98     7/17/97/3/
Net asset value at
 beginning of period        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00  $   1.00     $   1.00
                            --------  --------  --------  --------  --------  --------     --------  --------     --------
Income from
 investment
 operations
 Net investment
  income                      0.0258    0.0292    0.0227    0.0265    0.0268    0.0077       0.0094    0.0079       0.0077
                            --------  --------  --------  --------  --------  --------     --------  --------     --------
    Total from
     investment
     operations               0.0258    0.0292    0.0227    0.0265    0.0268    0.0077       0.0094    0.0079       0.0077
                            --------  --------  --------  --------  --------  --------     --------  --------     --------
Less distributions
 Distributions from
  net investment
  income                     (0.0258)  (0.0292)  (0.0227)  (0.0265)  (0.0268)  (0.0077)     (0.0094)  (0.0079)     (0.0077)
                            --------  --------  --------  --------  --------  --------     --------  --------     --------
    Total
     distributions           (0.0258)  (0.0292)  (0.0227)  (0.0265)  (0.0268)  (0.0077)     (0.0094)  (0.0079)     (0.0077)
                            --------  --------  --------  --------  --------  --------     --------  --------     --------
Net asset value
 at end of period           $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00     $   1.00  $   1.00     $   1.00
                            ========  ========  ========  ========  ========  ========     ========  ========     ========
Total return                    2.61%     2.96%     2.30%     2.68%     2.71%     0.77%        0.94%     0.79%        0.77%
Ratios/Supplemental
 data
 Net assets at end
  of period (in
  thousands)                $ 16,417  $  6,421  $ 22,370  $ 43,995  $ 21,691      - - /5/       - -       - -         - - /3/
 Ratios of expenses
  to average net
  assets
  After
    advisory/administration
    fee waivers                 0.86%     0.93%     0.91%     0.91%     0.86%     1.46%/2/     1.46%     1.44%/2/     1.37%/2/
  Before
    advisory/administration
    fee waivers                 1.17%     1.24%     1.23%     1.28%     1.30%     1.77%/2/     1.78%     1.81%/2/     1.81%/2/
Ratios of net
 investment income
 to average net
 assets
  After
    advisory/administration
    fee waivers                 2.40%     2.86%     2.27%     2.64%     2.68%     2.33%/2/     1.72%     2.12%/2/     2.35%/2/
  Before
    advisory/administration
    fee waivers                 2.09%     2.55%     1.95%     2.27%     2.24%     2.02%/2/     1.40%     1.75%/2/     1.91%/2/
                            --------------------------------------------------------------------------------------------------

4
+The Portfolio commenced operations on July 1, 1991 as the New Jersey Municipal
 Money Market Fund, a separate investment portfolio (the "Predecessor New
 Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.
/1/Commencement of operations of share class.
/2/Annualized.
/3/There were no Investor B Shares outstanding as of September 30, 1997. /4/Reissuance of shares.
/5/There were no Investor B Shares outstanding as of September 30, 2000.
5
                                      24
6
7
8
9
[LOGO]
BlackRock
North Carolina Municipal
Money Market Portfolio
0
1
                             IMPORTANT DEFINITIONS
2
3
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
4
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
5
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
6
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
7
 Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.
8
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
9
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
0
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
1
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.
2
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in North Carolina.
3
Specifically, the fund may invest in:
4
1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
5
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
6
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, or Fitch.
7
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
8
The fund seeks to maintain a net asset value of $1.00 per share.
9
The fund normally invests at least 80% of its net assets in Municipal
Securities and other instruments whose interest is exempt from regular federal income tax and North Carolina state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and North
Carolina state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in
Municipal Securities of issuers located in jurisdictions outside of North Carolina, such as Puerto Rico, the interest from which is exempt from regular federal income tax and North Carolina state tax.
0
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that
1
                                      25
2
3
                             IMPORTANT DEFINITIONS
4
5
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
6
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
7
8
do not have a short-term rating must be determined by the fund manager to be of comparable quality.
9
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
0
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and North Carolina state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
1
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
2
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and North Carolina state income tax without shareholder approval.
3
Key Risks
4
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
5
The fund concentrates its investments in securities of issuers located in North Carolina and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and
6
                                      26
7
8
9
governmental policies of North Carolina and its political subdivisions could hurt the value of the fund's shares.
0
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
1
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
2
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
3
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
4
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
5
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
6
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in
7
                                      27
8
9
0
recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
1
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
2
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares (in the chart) and Investor A and B Shares
(in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
3
The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares, which were first issued in May 1993 and Service Shares (first issued in April 1994) of the fund. Investor A Shares were launched in February 1995 and Investor B Shares were launched in January 2000. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes. Also, the actual return of Investor B Shares would have been lower compared to Investor A Shares because Investor B Shares have higher expenses than Investor
A Shares. As of December 14, 2001, there were no Investor B Shares outstanding.
4
                                     [CHART]
5
As of 12/31                     Investor A Shares
ANNUAL TOTAL RETURNS*
6
Best Quarter
Q4 '00: 0.90%
7
Worst Quarter
Q4 '01: 0.31%
8
The bars for 1994-1995 are based upon performance for Institutional Shares of the Fund.
9
  94      95      96      97      98      99      00      01
-----   -----   -----   -----   -----   -----   -----   -----
2.28%   3.14%   2.81%   2.95%   2.80%   2.49%   3.41%   2.10%
0
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
1
                                                      Since     Inception
                         1 Year   3 Years  5 Years  Inception      Date
NC Municipal MM; Inv A    2.10%     2.66%    2.75%    2.72%      05/03/93
NC Municipal MM; Inv C    2.10%     2.66%    2.75%    2.72%      05/03/93
 *The chart and the table both assume reinvestment of dividends and distributions.
2
                                      28
3
4
5
                             IMPORTANT DEFINITIONS
6
7
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
8
 Distribution Fees: A method of charging distribution-related expenses against fund assets.
9
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
0
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
1
Expenses and Fees
2
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
3
The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.
4
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
5

                                          A Shares B Shares C Shares
 Advisory fees                                .45%     .45%     .45%
 Distribution (12b-1) fees                    .10%     .75%     .75%
 Other expenses                               .72%     .72%     .72%
   Service fees                            .25%     .25%     .25%
   Processing fees                         .15%     .15%     .15%
   Other                                   .32%     .32%     .32%
 Total annual fund operating
  expenses                                   1.27%    1.92%    1.92%
6
  Fee waivers and expense reimbursements*     .50%     .55%     .55%
 Net expenses*                                .77%    1.37%    1.37%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .87% (for Investor A Shares) and 1.37% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of the waivers and reimbursements.
7
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
8

                           1 Year 3 Years 5 Years    10 Years
 A Shares                   $ 79   $353    $649         $1,490
 B Shares*                  $139   $550    $986   $2,029**/$1,950***
 C Shares*                  $139   $550    $986         $2,199

* These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company.
***Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).
9
                                      29
0
1
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
2
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A or B Share Outstanding Throughout Each Period)
3
                                 North Carolina Municipal Money Market Portfolio
4

                                                -------------------------------------------------------------------------
                                                                   INVESTOR A                           INVESTOR B
                                                                     SHARES                               SHARES
                                                -------------------------------------------------------------------------
                                                                                                             For the
                                                                                                             Period
                                                 Year      Year      Year      Year      Year      Year     1/12/00/1/
                                                 Ended     Ended     Ended     Ended     Ended     Ended     through
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97   9/30/01    9/30/00
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------  --------  --------
Income from investment operations
 Net investment income                            0.0266    0.0315    0.0241    0.0288    0.0287    0.0203    0.0185
                                                --------  --------  --------  --------  --------  --------  --------
    Total from investment operations              0.0266    0.0315    0.0241    0.0288    0.0287    0.0203    0.0185
                                                --------  --------  --------  --------  --------  --------  --------
Less distributions
 Distributions from net investment income        (0.0266)  (0.0315)  (0.0241)  (0.0288)  (0.0287)  (0.0203)  (0.0185)
                                                --------  --------  --------  --------  --------  --------  --------
    Total distributions                          (0.0266)  (0.0315)  (0.0241)  (0.0288)  (0.0287)  (0.0203)  (0.0185)
                                                --------  --------  --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========  ========  ========
Total return                                        2.70%     3.20%     2.44%     2.92%     2.91%     2.05%     1.86%
Ratios/Supplemental data
 Net assets at end of period (in thousands)     $    415  $    358  $    369  $    245  $    304  $      6  $      6
 Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.77%     0.77%     0.77%     0.76%     0.76%     1.37%     1.37%/2/
   Before advisory/administration fee waivers       1.17%     1.19%     1.17%     1.21%     1.21%     1.77%     1.79%/2/
 Ratios of net investment income to average
  net assets
   After advisory/administration fee waivers        2.52%     3.15%     2.40%     2.88%     2.88%     2.02%     2.61%/2/
   Before advisory/administration fee waivers       2.12%     2.73%     2.00%     2.43%     2.43%     1.62%     2.19%/2/
                                                ------------------------------------------------------------------------

5
/1/Commencement of operations of share class.
/2/Annualized.
6
                                      30
7
8
9
0
[LOGO] BlackRock
Ohio Municipal Money
Market Portfolio
1
2
                             IMPORTANT DEFINITIONS
3
4
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
5
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
6
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
7
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
8
 Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.
9
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
0
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
1
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
2
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
3
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.
4
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Ohio.
5
Specifically, the fund may invest in:
6
1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
7
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
8
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, or Fitch.
9
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
0
The fund seeks to maintain a net asset value of $1.00 per share.
1
The fund normally invests at least 80% of its net assets in Municipal
Securities and other instruments whose interest is exempt from regular federal income tax and Ohio state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and Ohio state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Ohio the interest from which is exempt from regular federal income tax and Ohio state income tax.
2
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
3
                                      31
4
5
                             IMPORTANT DEFINITIONS
6
7
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
8
9
0
1
Maturity
The fund is managed so that the dollar weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
2
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and Ohio state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
3
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
4
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and Ohio state income tax without shareholder approval.
5
Key Risks
6
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
7
The fund concentrates its investments in securities of issuers located in Ohio and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.
8
                                      32
9
0
1
2
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
3
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
4
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
5
The fund may invest 25% or more of its assets in Municipal Secu-
rities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal
Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
6
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
7
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
8
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. 9
There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
0
                                      33
1
2
3
4
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
5
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
6
The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund, which were first issued in
June 1993. Investor A Shares were launched in October 1993. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares.
7
                                     [CHART]
8
As of 12/31                     Investor A Shares
ANNUAL TOTAL RETURNS*
9
Best Quarter
Q4 '00: 0.92%
0
Worst Quarter
Q3 '01: 0.36%
1
 94      95      96      97      98      99      00      01
-----   -----   -----   -----   -----   -----   -----   -----
2.29%   3.23%   2.90%   2.99%   2.79%   2.54%   3.38%   2.31%
2
3
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
4
                                                            Since     Inception
                            1 Year    3 Years   5 Years   Inception      Date
OH Municipal MM; Inv A       2.31%      2.74%     2.80%      2.75%     06/01/93
5
 *The chart and the table both assume reinvestment of dividends and distributions.
6
                                      34
7
8
9
                             IMPORTANT DEFINITIONS
0
1
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
2
 Distribution Fees: A method of charging distribution-related expenses against fund assets.
3
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
4
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
5
6
Expenses and Fees
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
7
The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.
8
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
9

                                         A Shares B Shares C Shares
 Advisory fees                               .45%     .45%     .45%
 Distribution (12b-1) fees                   .10%     .75%     .75%
 Other expenses                              .73%     .73%     .73%
    Service fees                          .25%     .25%     .25%
    Processing fees                       .15%     .15%     .15%
    Other                                 .33%     .33%     .33%
 Total annual fund operating expenses       1.28%    1.93%    1.93%
 Fee waivers and expense reimbursements*     .42%     .47%     .47%
 Net expenses*                               .86%    1.46%    1.46%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .96% (for Investor A Shares) and 1.46% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. see the "Management" section on page 55 for a discussion of these waivers and reimbursements.
0
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
1

                          1 Year 3 Years 5 Years      10 Years
 A Shares                  $ 88   $364    $662         $1,508
 B Shares*                 $149   $561    $998   $2,046**/$1,967***
 C Shares*                 $149   $561    $998         $2,216

  *These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
 **Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).
***Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).
2
                                      35
3
4
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
5
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A Share Outstanding Throughout Each Period)
6
                                        Ohio Municipal Money Market Portfolio
7

                                                         --------------------------------------------------
                                                                            INVESTOR A
                                                                              SHARES
                                                         --------------------------------------------------
                                                          Year      Year      Year      Year      Year
                                                          Ended     Ended     Ended     Ended     Ended
                                                         9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period                   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                         --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                                    0.0284    0.0313    0.0246    0.0286    0.0292
                                                         --------  --------  --------  --------  --------
    Total from investment operations                       0.0284    0.0313    0.0246    0.0286    0.0292
                                                         --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income                (0.0284)  (0.0313)  (0.0246)  (0.0286)  (0.0292)
                                                         --------  --------  --------  --------  --------
    Total distributions                                   (0.0284)  (0.0313)  (0.0246)  (0.0286)  (0.0292)
                                                         --------  --------  --------  --------  --------
Net asset value at end of period                         $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                         ========  ========  ========  ========  ========
Total return                                                 2.88%     3.18%     2.49%     2.90%     2.96%
Ratios/Supplemental data
  Net assets at end of period (in thousands)             $ 44,050  $ 41,010  $ 44,929  $ 15,904  $ 15,876
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                 0.86%     0.87%     0.87%     0.85%     0.79%
   Before advisory/administration fee waivers                1.18%     1.19%     1.19%     1.21%     1.21%
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                 2.84%     3.13%     2.47%     2.86%     2.92%
   Before advisory/administration fee waivers                2.51%     2.81%     2.15%     2.50%     2.50%
                                                         -------------------------------------------------

8
                                      36
9
0
1
2
[Logo] BlackRock
Pennsylvania Municipal
Money Market Portfolio
3
4
                             IMPORTANT DEFINITIONS
5
6
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
7
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
8
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
9
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
0
 Municipal Security: A short term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.
1
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
2
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
3
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
4
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with maintaining liquidity and stability of principal.
5
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Pennsylvania.
6
Specifically, the fund may invest in:
7
1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
8
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
9
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
0
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
1
The fund seeks to maintain a net asset value of $1.00 per share.
2
The fund normally invests at least 80% of its net assets in Municipal
Securities and other instruments whose interest is exempt from regular federal income tax and Pennsylvania state income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Pennsylvania the interest from which is exempt from regular federal income tax and Pennsylvania state income tax.
3
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
4
                                      37
5
6
                             IMPORTANT DEFINITIONS
7
8
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
9
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
0
1
2
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
3
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and Pennsylvania state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
4
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
5
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and Pennsylvania state income tax without shareholder approval.
6
Key Risks
7
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
8
The fund concentrates its investments in securities of issuers located in Pennsylvania and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its political subdivisions could hurt the value of the fund's shares.
9
                                      38
0
1
2
3
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
4
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
5
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
6
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
7
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
8
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
9
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. 0
There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
1
                                      39
2
3
4
5
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
6
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
7
The performance for the period before Investor A Shares were launched is based upon performance for Institutional and Service Shares of the fund, which were both first issued in June 1993. Investor A Shares were launched in December 1993. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes.
8
                                     [CHART]
9
  As of 12/31                     Investor A Shares
  ANNUAL TOTAL RETURNS*
0
  Best Quarter
  Q4 '00: 0.87%
1
  Worst Quarter
  Q3 '01: 0.40%
2
    94      95      96      97      98      99      00      01
  -----   -----   -----   -----   -----   -----   -----   -----
  2.23%   3.19%   2.77%   2.94%   2.66%   2.47%   3.24%   1.96%
3
4
  As of 12/31/01
  AVERAGE ANNUAL TOTAL RETURNS*
                                                           Since     Inception
                            1 Year   3 Years   5 Years   Inception     Date
  PA Municipal MM; Inv A    1.96%    2.56%     2.65%       2.65%     06/01/93
5
 *The chart and the table both assume reinvestment of dividends and distributions.
6
                                      40
7
8
9
0
                             IMPORTANT DEFINITIONS
1
2
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
3
 Distribution Fees: A method of charging distribution-related expenses against fund assets.
4
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
5
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
6
7
Expenses and Fees
8
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
9
The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.
0
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
1

                                          A Shares B Shares C Shares
 Advisory fees                                .45%     .45%     .45%
 Distribution
  (12b-1) fees                                .10%     .75%     .75%
 Other expenses1                              .71%     .71%     .71%
   Service fees                            .25%     .25%     .25%
   Processing fees                         .15%     .15%     .15%
   Other                                   .31%     .31%     .31%
 Total annual fund
  operating expenses                         1.26%    1.91%    1.91%
2
  Fee waivers and expense reimbursements*     .37%     .42%     .42%
 Net expenses*                                .89%    1.49%    1.49%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .99% (for Investor A Shares) and 1.49% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.
/1/"Other expenses" have been restated to reflect current expenses.
3
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
4

                          1 Year 3 Years 5 Years      10 Years
 A Shares                  $ 91   $363    $656         $1,490
 B Shares*                 $152   $559    $993   $2,029**/$1,950***
 C Shares*                 $152   $559    $993         $2,199

  *These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
 **Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company.
***Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a fixed income portfolio of the Company).
5
6
                                      41
7
8
Financial Highlights
The financial information in the table below shows the fund's financial performance for the past 5 years. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
9
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A Share Outstanding Throughout Each Period)
0
                                       Pennsylvania Municipal
                                       Money Market Portfolio
1

                                                         --------------------------------------------------
                                                                            INVESTOR A
                                                                              SHARES
                                                         --------------------------------------------------
                                                          Year      Year      Year      Year      Year
                                                          Ended     Ended     Ended     Ended     Ended
                                                         9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period                   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                         --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                                    0.0252    0.0304    0.0235    0.0276    0.0285
                                                         --------  --------  --------  --------  --------
    Total from investment operations                       0.0252    0.0304    0.0235    0.0276    0.0285
                                                         --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income                (0.0252)  (0.0304)  (0.0235)  (0.0276)  (0.0285)
                                                         --------  --------  --------  --------  --------
    Total distributions                                   (0.0252)  (0.0304)  (0.0235)  (0.0276)  (0.0285)
                                                         --------  --------  --------  --------  --------
Net asset value at end of period                         $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                         ========  ========  ========  ========  ========
Total return                                                 2.54%     3.08%     2.37%     2.80%     2.89%
Ratios/Supplemental data
  Net assets at end of period (in thousands)             $ 75,332  $ 62,421  $135,341  $110,860  $ 98,218
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                 0.89%     0.92%     0.88%     0.85%     0.77%
   Before advisory/administration fee waivers                1.16%     1.18%     1.16%     1.17%     1.17%
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                 2.46%     3.00%     2.34%     2.75%     2.85%
   Before advisory/administration fee waivers                2.19%     2.74%     2.06%     2.43%     2.45%
                                                         -------------------------------------------------

2
                                      42
3
4
5
6
[LOGO] BlackRock
Virginia Municipal Money
Market Portfolio
7
8
                             IMPORTANT DEFINITIONS
9
0
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
1
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
2
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
3
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
4
 Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.
5
 Net Asset Value (NAV): The value of everything the fund owns, minus every thing it owes, divided by the number of shares held by investors.
6
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
7
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
8
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.
9
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Virginia.
0
Specifically, the fund may invest in:
1
1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
2
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
3
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, or Fitch.
4
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
5
The fund seeks to maintain a net asset value of $1.00 per share.
6
The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and Virginia state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and Virginia state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Virginia the interest from which is exempt from regular federal income tax and Virginia state income tax.
7
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that
8
                                      43
9
0
                             IMPORTANT DEFINITIONS
1
2
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
3
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
4
5
6
7
8
do not have a short-term rating must be determined by the fund manager to be of comparable quality.
9
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
0
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and Virginia state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
1
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
2
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and Virginia state income tax without shareholder approval.
3
Key Risks
4
Key Risks
The value of money market instruments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
5
The fund concentrates its investments in securities of issuers located in Virginia and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of
6
                                      44
7
8
9
Virginia and its political subdivisions could hurt the value of the fund's shares.
0
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets is invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
1
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
2
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
3
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
4
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
5
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
6
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
7
                                      45
8
9
0
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
1
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
2
The performance for the period before Investor A Shares were launched is based upon performance for Institutional Shares (first issued in July 1994) and Service Shares (first issued in October 1994). Investor A Shares were launched in May 1997. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes. 3
                                    [CHART]
4
As of 12/31
ANNUAL TOTAL RETURNS*
5
Best Quarter
Q4 '00: 0.90%
6
Worst Quarter
Q4 '01: 0.34%
7
The bars for 1995-1997 are based upon performance for Service Shares of the fund.
8
  95      96      97      98      99      00      01
-----   -----   -----   -----   -----   -----   -----
3.53%   3.15%   3.26%   3.00%   2.75%   3.35%   2.22%
9
0
1
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
2
                                                        Since      Inception
                      1 Year    3 Years    5 Years    Inception       Date
VA Municipal; Inv A    2.22%     2.68%      2.77%       2.94%       07/25/94
 *The chart and the table both assume reinvestment of dividends and distributions.
3
                                      46
4
5
6
                             IMPORTANT DEFINITIONS
7
8
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
9
 Distribution Fees: A method of charging distribution-related expenses against fund assets.
0
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
1
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
2
3
Expenses and Fees
4
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
5
The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.
6
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
7

                                            A Shares B Shares C Shares
 Advisory fees                                  .45%     .45%     .45%
 Distribution (12b-1) fees                      .10%     .75%     .75%
 Other expenses                                 .75%     .75%     .75%
   Service fees                              .25%     .25%     .25%
   Processing fees                           .15%     .15%     .15%
   Other                                     .35%     .35%     .35%
 Total annual fund operating expenses          1.30%    1.95%    1.95%
 Fee waivers and expense reimbursements*        .53%     .58%     .58%
 Net expenses*                                  .77%    1.37%    1.37%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .87% (for Investor A Shares) and 1.37% (for Investor B and C Shares) of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 55 for a discussion of these waivers and reimbursements.
8
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
9

                          1 Year 3 Years 5 Years      10 Years
 A Shares                  $ 79   $360    $662         $1,521
 B Shares*                 $139   $556    $998   $2,059**/$1,980***
 C Shares*                 $139   $556    $998         $2,228

  *These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.
 **Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).
***Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).
0
                                      47
1
2
Financial Highlights
The financial information in the table below shows the fund's financial performance for the past 2 years. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
3
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A Share Outstanding Throughout Each Period)
4
                                        Virginia Municipal Money Market
                                        Portfolio
5

                                                         ------------------------------------------------------
                                                                              INVESTOR A
                                                                                SHARES
                                                         ------------------------------------------------------
                                                                                                   For the
                                                                                                   Period
                                                          Year       Year      Year      Year     5/27/97/1/
                                                          Ended      Ended     Ended     Ended     through
                                                         9/30/01   9/30/00/3/ 9/30/99   9/30/98    9/30/97
Net asset value at beginning of period                   $   1.00  $   1.00   $   1.00  $   1.00  $   1.00
                                                         --------  --------   --------  --------  --------
Income from investment operations
  Net investment income                                    0.0276    0.0288     0.0237    0.0280    0.0102
                                                         --------  --------   --------  --------  --------
    Total from investment operations                       0.0276    0.0288     0.0237    0.0280    0.0102
                                                         --------  --------   --------  --------  --------
Less distributions
  Distributions from net investment income                (0.0276)  (0.0288)   (0.0237)  (0.0280)  (0.0102)
                                                         --------  --------   --------  --------  --------
    Total distributions                                   (0.0276)  (0.0288)   (0.0237)  (0.0280)  (0.0102)
                                                         --------  --------   --------  --------  --------
Net asset value at end of period                         $   1.00  $   1.00   $   1.00  $   1.00  $   1.00
                                                         ========  ========   ========  ========  ========
Total return                                                 2.80%     2.92%      2.40%     2.84%     1.03%
Ratios/Supplemental data
  Net assets at end of period (in thousands)             $  3,008  $  3,020   $  1,261  $    643  $  1,096
  Ratios of expenses to average net assets
   After advisory/administration fee waivers                 0.77%     0.87%      0.87%     0.87%     0.86%/2/
   Before advisory/administration fee waivers                1.20%     1.31%      1.32%     1.34%     1.45%/2/
  Ratios of net investment income to average net assets
   After advisory/administration fee waivers                 2.72%     3.11%      2.38%     2.85%     2.95%/2/
   Before advisory/administration fee waivers                2.28%     2.67%      1.93%     2.38%     2.36%/2/
                                                         -----------------------------------------------------

6
/1/Commencement of operations of share class.
/2/Annualized.
/3/This class has closed and reopened during the fiscal year. The financial highlights are reflective of the cumulative periods that the class was opened.
7
8
                                      48
9
0
[LOGO]
1
About Your Investment
2
3
4
5
Buying Shares from a Registered Investment Professional
6
BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the prospectus and have a discussion with your registered representative about the details of your investment.
7
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.
8
What Price Per Share Will You Pay?
9
    A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. When you buy Investor Shares you pay the NAV/share. Although each fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.
0
The funds' investments are valued based on the amortized cost method described in the SAI.
1
PFPC, the Company's transfer agent, will probably receive your order from your registered representative. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call
(800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before 12 noon (Eastern time) on each day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open will be priced based on the next NAV calculated on that day.
2
NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Federal Reserve
Bank of Philadelphia are closed.
3
Investor B and C shares are only offered pursuant to the Company's exchange privilege and cannot be purchased by you directly.
4
                                      49
5
6
7
8
9
0
1
2
3
4
5
6
7
8
9
If a shareholder acquiring Investor A shares on or after May 1, 1998 later meets the requirements for purchasing Institutional Shares of a fund (other than due to changes in market value), then the shareholder's Investor A Shares will automatically be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.
0
1
When Must You Pay?
   Payment for an order must be made by your registered representative in Federal funds or other immediately available funds by 4 p.m. (Eastern time) on the business day following PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative will be responsible for any loss to a fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are buying must accompany a completed purchase application. The Company does not accept third party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call PFPC at (800) 441-7762 before doing so to confirm the wiring instructions.
2
3
How Much is the Minimum Investment?
    The minimum investment for the initial purchase of Investor Shares is
$500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The Company may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.
4
5
Distribution and Service Plan
    The Company has adopted a plan under Rule 12b-1 of the Investment
Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain services provided to its shareholders.
6
Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) or affiliates of
7
                                      50
8
9
0
1
2
PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and PNC Bank affiliates for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. All Investor A Shares pay a maximum distribution fee of .10% per year of the average daily net asset value of each fund. All Investor B and C Shares pay a maximum of .75% per year. The Plan also allows the Distributor, PNC Bank affiliates and other companies that receive fees from the Company to make payments relating to distribution and sales support activities out of their past profits or other sources available to them.
3
Under the Plan, the Company may also enter into arrangements with Service Organizations (including PNC Bank and its affiliates). Under these arrangements, Service Organizations will provide certain support services to their customers who own Investor Shares. The Company may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers. All Investor Shares pay this shareholder servicing fee.
4
In return for the fee, Service Organizations may provide one or more of the following services to their customers who own Investor Shares:
5
   (1) Responding to customer questions on the services performed by the
       Service Organization and investments in Investor Shares;
6
   (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
7
   (3) Providing other similar shareholder liaison services.
8
For a separate shareholder processing fee paid by all Investor Shares of up to
 .15% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:
9
   (1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Distributor;
0
                                      51
1
2
3
4
5
6
7
8
   (2) Processing dividend payments from the Company on behalf of customers;
9
   (3) Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
0
   (4) Providing other similar services.
1
The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.
2
Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
3
How to Sell Shares
4
    You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent minus any applicable CDSC. Except when CDSCs are applied, BlackRock Funds will not charge for redemptions. Shares may be redeemed by sending a properly signed written redemption request to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-8907.
5
You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.
6
Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date until the check has cleared.
7
                                      52
8
9
0
1
2
3
4
5
Upon request, the Company will provide the holders of Investor A Shares with checkwriting privileges. An investor who wants to use this checkwriting redemption procedure must complete the checkwriting application and signature card when completing the account application. Investors interested in obtaining the checkwriting option on existing accounts may contact PFPC at (800)
441-7762. The checkwriting option is not available in connection with the redemption of Investor B or Investor C Shares.
6
Expedited Redemptions
7
    If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once authorization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.
8
                                      53
9
0
1
2
3
The Company's Rights
4
5
    The Company may:
    . Suspend the right of redemption if trading is halted or restricted on the
      NYSE or under other emergency conditions described in the Investment Company Act of 1940,
    . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "How to Sell Shares" above,
    . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.
6
Accounts with Low Balances
7
8
      The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below the required minimum initial investment (usually $500 for Investor Shares) as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.
9
Market Timing
0
1
      The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.
2
                                      54
3
4
5
6
7
8
                             IMPORTANT DEFINITIONS
9
0
 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for BlackRock Funds is
 BlackRock Advisors, Inc.
1
 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Institutional Management Corporation.
2
Management
3
BlackRock Funds Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of Blackrock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. Blackrock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.
BlackRock Institutional Management Corporation (BIMC), an affiliate of
BlackRock located at 100 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.
4
For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly.
For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:
5

Money Market                                            0.22%
U.S. Treasury Money Market                              0.18%
Municipal Money Market                                  0.18%
New Jersey Municipal Money Market                       0.14%
North Carolina Municipal Money Market                   0.05%
Ohio Municipal Money Market                             0.13%
Pennsylvania Municipal Money Market                     0.18%
Virginia Municipal Money Market                         0.02%

6
The total annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:
7

                                                  INVESTMENT
AVERAGE DAILY NET ASSETS                          ADVISORY FEE
 First $1 billion                                    .450%
 $1 billion-$2 billion                               .400%
 $2 billion-$3 billion                               .375%
 more than $3 billion                                .350%

8
As discussed above, BlackRock and the Distributor have agreed to cap each fund's net expenses at the levels shown in that fund's expense table.
9
                                      55
0
1
2
3
4
5
To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:
6

Money Market                                         .310%
U.S. Treasury Money Market                           .295%
Municipal Money Market                               .295%
New Jersey Municipal Money Market                    .265%
North Carolina Municipal Money Market                .195%
Ohio Municipal Money Market                          .265%
Pennsylvania Municipal Money Market                  .295%
Virginia Municipal Money Market                      .205%

7
If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.
8
In addition, through February 1, 2003, BlackRock and the Distributor have contractually agreed to waive distribution and service fees for the funds as follows:
9
Money Market, U.S. Treasury Money Market and Municipal Money Market Portfolios--.10% of average daily net assets with respect to Investor A shares and .15% of average daily net assets with respect to Investor B and Investor C Shares.
0
New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market Portfolios--.15% of average daily net assets with respect to Investor B and Investor C Shares.
1
                                      56
2
3
4
5
6
7
8
Dividends and Distributions
9
BlackRock Funds makes two kinds of distributions to share-holders: dividends and net capital gain.
0
Dividends are paid out of the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) (4 p.m. (Eastern time) for the U.S. Treasury Money Market Portfolio) receive dividends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.
1
Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.
2
Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.
3
Taxation of Distributions
4
    Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, will be taxed to shareholders as ordinary income.
5
Each of the Municipal Money Market, Pennsylvania Municipal Money Market, New Jersey Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market and Virginia Municipal Money Market Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.
6
Dividends paid with respect to interest on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.
7
                                      57
8
9
0
1
2
3
Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.
4
Use of the exchange privilege will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.
5
Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.
6
--------------------------------------------------------------------------------
7
                                      58
8
9
0
1
[LOGO]
Services for Shareholders
2
3
4
5
6
BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.
7
Additional information about these features is available by calling PFPC at
(800) 441-7762.
8
Exchange Privilege
   BlackRock Funds offers 43 different funds, enough to meet virtually any investment need. Once you are a shareholder, you have the right to exchange
Investor A, B, or C Shares from one fund to Investor A, B, or C Shares of another to meet your changing financial needs. For example, if you own Investor A Shares of a fund that has an investment objective of long term capital growth and you are nearing retirement, you may want to switch into Investor A Shares of another fund that has current income as an investment objective.
9
You can exchange $500 (or any other applicable minimum) or more from one BlackRock Fund into another. Investor A, Investor B, and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) The Company's equity and bond funds have sales charges. Therefore the exchange of Investor A Shares may be subject to that sales charge. Investor A Shares of a money market fund that were obtained with the exchange privilege and that originally were shares of an equity or bond fund (and therefore subject to a sales charge) can be exchanged for Investor A Shares of an equity or bond fund based on their respective net asset values. Such exchanges may be subject to the difference between the sales charge originally paid and the sales charge (if any) payable on the newly acquired shares. Exchanges of shares of a money market fund for Investor B or C Shares of an equity or bond fund will be subject to a contingent deferred sales charge upon the sale of these B or C Shares. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.
0
                                      59
1
2
3
4
5
6
7
8
9
0
1
2
3
4
To make an exchange, you must send a written request to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907. You can also make exchanges via telephone automatically, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the form contact PFPC. The Company has the right to reject any telephone request.
5
In general, there are no limits on the number of exchanges you can make. However, the Company may suspend or terminate your exchange privilege at any time and generally will do so if you make more than five exchanges out of any fund in any twelve month period.
6
The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.
7
Automatic Investment Plan (AIP)
8
  If you would like to establish a regular, affordable investment program, BlackRock Funds makes it easy to set up. As an investor in any BlackRock Fund portfolio, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.
9
Retirement Plans
0
  Shares may be purchased in conjunction with individual retirement accounts
  (IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact the Fund Agent, PFPC Inc., at P.O. Box 8907, Wilmington, DE 19899-8907. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.
1
Statements
2
    Every BlackRock shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.
3
Systematic Withdrawal Plan (SWP)
4
    This feature can be used by investors who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more monthly, every other month, quarterly, semi-annually or annually. Shareholders may sign up by completing the SWP
5
                                      60
6
7
8
9
0
1
2
3
4
Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income, the invested principal in their account will be depleted.
5
To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If an investor purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay the applicable CDSC. 6
Important Notice Regarding Delivery of Shareholder Documents
7
    The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.
8
Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.
9
Internet Transactions
0
  Investors in the funds may view their account balance and activity through the BlackRock website. To use this service, you will need a browser that supports Microsoft Internet Explorer version 4.5 or higher or Netscape
Navigator 4.0 or higher.
1
The total purchase amount will be debited directly from your bank account via the Automated Clearing House (ACH) system.
2
                                      61
3
4
5
6
7
8
9
0
Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Company will limit Internet purchases and redemptions in Investor Class shares to $25,000.00. Applications may be down loaded from www.blackrock.com. Please read the Internet Services Disclosure Agreement and the User Agreement before attempting to transact online.
1
The Company employs reasonable procedures to confirm the Company transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Company in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Company, or any of its affiliates, incurred through fraudulent activity.
2
Electronic Access to Shareholder Documents
3
   Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.
4
To enroll:
5
Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.
6
                                      62
7
8
9
0
1
2
Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.
3
                                      63
4
5
6
For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:
7
Annual/Semi-Annual Reports
These reports contain additional information about each of the Funds' investments. The annual report describes the Funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Funds' performance for the last fiscal year.
8
Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2002, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.
9
Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available.
Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday.
Call: (800) 441-7762
0
Purchases and Redemptions
Call your registered representative or (800) 441-7762.
1
World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com
2
Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature.
Forward mutual fund inquiries.
Mail to: funds@blackrock.com
3
Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC Inc., PO Box 8907,
Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809
4
Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK
5
Securities and Exchange Commission (SEC)
You may also view and copy public information about BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site
(http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
6
INVESTMENT COMPANY ACT FILE NO. 811-05742
7
                                    [GRAPHIC]
8
9
0
[LOGO] BlackRock Funds
1
2
                                    [GRAPHIC]
3
4
5
Money Market Portfolios
6
7
                                SERVICE SHARES
8
BlackRock Funds/SM/ is a mutual fund family with 43 investment portfolios, 8 of which are described in this prospectus.
9
0
1
2
3
PROSPECTUS
January 28, 2002
4
[LOGO] BlackRock Funds
5
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
6
NOT FDIC- May lose value
INSURED   No bank guarantee
7
8
9
0
1
Table of
Contents
2

3
How to find the information you need.......................  1
4
THE BLACKROCK MONEY MARKET PORTFOLIOS
5
Money Market...............................................  2
6
U.S. Treasury Money Market.................................  7
7
Municipal Money Market..................................... 11
8
New Jersey Municipal Money Market.......................... 17
9
North Carolina Municipal Money Market...................... 23
0
Ohio Municipal Money Market................................ 29
1
Pennsylvania Municipal Money Market........................ 35
2
Virginia Municipal Money Market............................ 41
3
About Your Investment
How to Buy/Sell Shares..................................... 47
4
Dividends/Distributions/Taxes.............................. 55

5
6
How to Find the
Information You Need
About BlackRock Funds
7
8
    This is the BlackRock Money Market Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).
9
This prospectus contains information on all 8 of the BlackRock Money Market funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses and your rights as a shareholder. These sections apply to all the funds.
0
                                      1
1
2
3
4
[LOGO] BlackRock
Money Market
Portfolio
5
6
                             IMPORTANT DEFINITIONS
7
8
 Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
9
 Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.
0
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
1
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
2
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
3
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
4
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
5
Investment Goal
The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.
6
Primary Investment Strategies
In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.
7
Specifically, the fund may invest in:
8
1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).
9
2) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.
0
3) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
1
4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).
2
5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.
3
6) Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.
4
7) Repurchase agreements relating to the above instruments.
5
The fund seeks to maintain a net asset value of $1.00 per share.
6
                                      2
7
8
9
0
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
1
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
2
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.
3
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
4
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
5
6
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
7
The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.
8
The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.
9
                                      3
0
1
2
3
Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
4
The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.
5
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
6
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
7
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
8
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
9
As of 12/31
ANNUAL TOTAL RETURNS*
0
Best Quarter
Q3 '00: 1.54%
1
Worst Quarter
Q4 '01: 0.51%
2
[CHART]
 92    93    94    95    96    97    98    99    00    01
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.51% 2.76% 3.91% 5.59% 5.05% 5.16% 5.04% 4.65% 5.94% 3.72%
3
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                 Inception
              1 Year  3 Years  5 Years  10 Years    Date
Money Market   3.72%   4.76%    4.90%    4.53%    10/04/89
 *The chart and the table both assume reinvestment of dividends and distributions.
4
                                      4
5
6
7
                             IMPORTANT DEFINITIONS
8
9
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
0
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
1
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
2
3
4
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
5
The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.
6
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
7

 Advisory fees                                                    .40%
 Other expenses                                                   .50%
   Service fees                                              .15%
   Processing fees                                           .15%
   Other                                                     .20%
 Total annual fund operating expenses                             .90%
 Fee waivers and expense reimbursements*                          .18%
 Net expenses*                                                    .72%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .72% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
8
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
9

                                       1 Year 3 Years 5 Years 10 Years
          Service Shares                $74    $269    $481    $1,091

0
                                      5
1
2
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
3
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)
4
                                    Money Market Portfolio
5

                                                ---------------------------------------------------
                                                 Year      Year      Year      Year       Year
                                                 Ended     Ended     Ended     Ended      Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98    9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $     1.00
                                                --------  --------  --------  --------  ----------
Income from investment operations
  Net investment income                           0.0466    0.0552    0.0448    0.0502      0.0499
                                                --------  --------  --------  --------  ----------
    Total from investment operations              0.0466    0.0552    0.0448    0.0502      0.0499
                                                --------  --------  --------  --------  ----------
Less distributions
  Distributions from net investment income       (0.0466)  (0.0552)  (0.0448)  (0.0502)    (0.0499)
                                                --------  --------  --------  --------  ----------
    Total distributions                          (0.0466)  (0.0552)  (0.0448)  (0.0502)    (0.0499)
                                                --------  --------  --------  --------  ----------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $     1.00
                                                ========  ========  ========  ========  ==========
Total return                                        4.77%     5.66%     4.58%     5.14%       5.11%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $853,306  $629,769  $748,191  $808,962  $1,610,315
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.72%     0.72%     0.72%     0.69%       0.61%
   Before advisory/administration fee waivers       0.90%     0.90%     0.91%     0.93%       0.94%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        4.66%     5.49%     4.48%     5.03%       4.99%
   Before advisory/administration fee waivers       4.49%     5.31%     4.29%     4.79%       4.66%
                                                ---------------------------------------------------

6
                                      6
7
8
9
0
[LOGO] BlackRock
U.S. Treasury Money Market
Portfolio
1
2
                             IMPORTANT DEFINITIONS
3
4
 Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
5
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
6
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
7
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
8
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
9
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
0
1
Investment Goal
The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.
2
Primary Investment Strategies
In pursuit of this goal, the fund invests exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.
3
The fund seeks to maintain a net asset value of $1.00 per share.
4
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
5
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
6
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.
7
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
8
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
9
                                      7
0
1
2
3
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
4
Treasury obligations differ only in their interest rates, maturities and time of issuance.
5
The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.
6
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
7
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
8
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
9
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
0
As of 12/31
ANNUAL TOTAL RETURNS*
1
Best Quarter
Q4 '00: 1.54%
2
Worst Quarter
Q4 '01: 0.43%
3
[CHART]
4
 92    93    94    95    96    97    98    99    00    01
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.46% 2.70% 3.90% 5.48% 4.89% 4.98% 4.84% 4.36% 5.59% 3.37%
5
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                    Inception
                1 Year  3 Years  5 Years  10 Years    Date
US Treasury MM   3.37%   4.43%    4.62%    4.35%    11/01/89
 *The chart and the table both assume reinvestment of dividends and distributions.
6
                                      8
7
8
                             IMPORTANT DEFINITIONS
9
0
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
1
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
2
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
3
4
5
6
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
7
The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.
8
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
9

           Advisory fees                                          .45%
           Other expenses                                         .53%
             Service fees                                    .15%
             Processing fees                                 .15%
             Other                                           .23%
           Total annual fund operating expenses                   .98%
           Fee waivers and expense reimbursements*                .27%
           Net expenses*                                          .71%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .71% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
0
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
1

                                       1 Year 3 Years 5 Years 10 Years
          Service Shares                $73    $285    $515    $1,177

2
                                      9
3
4
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
5
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)
6
                                      U.S. Treasury Money Market Portfolio
7

                                                -------------------------------------------------
                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0435    0.0513    0.0423    0.0489    0.0485
                                                --------  --------  --------  --------  --------
    Total from investment operations              0.0435    0.0513    0.0423    0.0489    0.0485
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0435)  (0.0513)  (0.0423)  (0.0489)  (0.0485)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0435)  (0.0513)  (0.0423)  (0.0489)  (0.0485)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        4.43%     5.25%     4.31%     5.00%     4.93%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $398,130  $412,321  $524,122  $596,644  $836,151
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.71%     0.71%     0.71%     0.68%     0.61%
   Before advisory/administration fee waivers       0.98%     0.98%     0.98%     0.99%     0.99%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        4.39%     5.10%     4.23%     4.90%     4.85%
   Before advisory/administration fee waivers       4.12%     4.83%     3.96%     4.59%     4.47%
                                                -------------------------------------------------

8
                                      10
9
0
1
2
3
[LOGO] BlackRock
Municipal Money
Market Portfolio
4
5
6
                             IMPORTANT DEFINITIONS
7
8
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.
9
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
0
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
1
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
2
 Municipal Security: A short-term obligation issued by or on behalf of states,possessions and territories of the United States, their political subdivisions and their agencies or authorities.
3
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
4
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
5
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
6
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax as is consistent with maintaining liquidity and stability of principal.
7
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities.
8
Specifically, the fund may invest in:
9
1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
0
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
1
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
2
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
3
The fund seeks to maintain a net asset value of $1.00 per share.
4
The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.
5
The fund intends to invest so that less than 25% of its total assets are Municipal Securities of issuers located in the same state.
6
                                      11
7
8
                             IMPORTANT DEFINITIONS
9
0
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
1
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
2
3
4
5
6
7
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
8
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
9
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
0
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
1
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax without shareholder approval.
2
3
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
4
                                      12
5
6
7
8
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
9
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
0
The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
1
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
2
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
3
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
4
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
5
                                      13
6
7
8
9
0
1
2
3
4
5
6
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
7
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
8
As of 12/31
ANNUAL TOTAL RETURNS*
9
Best Quarter
Q4 '00: 0.94%
0
Worst Quarter
Q4 '01: 0.37%
1
[CHART]
2
 92    93    94    95    96    97    98    99    00    01
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
2.49% 2.01% 2.47% 3.48% 3.00% 3.15% 2.87% 2.62% 3.50% 2.31%
3
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                  Inception
              1 Year  3 Years  5 Years  10 Years    Date
Municipal MM   2.31%   2.81%    2.89%    2.79%    11/01/89
 *The chart and the table both assume reinvestment of dividends and distributions.
4
5
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
6
                                      14
7
8
                             IMPORTANT DEFINITIONS
9
0
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
1
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
2
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
3
The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.
4
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
5

           Advisory fees                                          .45%
           Other expenses                                         .54%
             Service fees                                    .15%
             Processing fees                                 .15%
             Other                                           .24%
           Total annual fund operating expenses                   .99%
           Fee waivers and expense reimbursements*                .27%
           Net expenses*                                          .72%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .72% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
6
Example:
This example is intended to help you compare the cost of invest ing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
7

                                       1 Year 3 Years 5 Years 10 Years
          Service Shares                $74    $288    $521    $1,188

8
                                      15
9
0
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
1
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)
2
                                      Municipal Money Market Portfolio
3

                                                -------------------------------------------------
                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0285    0.0326    0.0252    0.0297    0.0307
                                                --------  --------  --------  --------  --------
    Total from investment operations              0.0285    0.0326    0.0252    0.0297    0.0307
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0285)  (0.0326)  (0.0252)  (0.0297)  (0.0307)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0285)  (0.0326)  (0.0252)  (0.0297)  (0.0307)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        2.88%     3.31%     2.54%     3.01%     3.11%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $138,402  $112,807  $151,261  $140,155  $327,910
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.72%     0.72%     0.72%     0.69%     0.61%
   Before advisory/administration fee waivers       0.99%     1.00%     1.00%     1.01%     1.02%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        2.82%     3.23%     2.50%     2.96%     3.06%
   Before advisory/administration fee waivers       2.54%     2.95%     2.22%     2.64%     2.65%
                                                -------------------------------------------------

4
                                      16
5
6
7
8
9
[LOGO] BlackRock
New Jersey Municipal
Money Market Portfolio
0
1
2
                             IMPORTANT DEFINITIONS
3
4
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
5
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
6
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
7
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
8
 Municipal Security: A short-term obligation issued by or on behalf of states,possessions and territories of the United States, their political subdivisions and their agencies and authorities.
9
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
0
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
1
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
2
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.
3
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in New Jersey.
4
Specifically, the fund may invest in:
5
1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
6
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
7
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
8
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
9
The fund seeks to maintain a net asset value of $1.00 per share.
0
The fund normally invests at least 80% of its net assets in Municipal
Securities and other instruments whose interest is exempt from regular federal income tax and New Jersey state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and New Jersey state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.
1
In addition, the fund normally invests at least 80% of its net assets in New Jersey Municipal Securities in order to qualify as a "qualifed investment fund" under New Jersey law. The fund may invest in Municipal Securities of issuers located outside of New Jersey the interest from which is exempt from regular federal income tax and New Jersey state income tax.
2
                                      17
3
4
                             IMPORTANT DEFINITIONS
5
6
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
7
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
8
9
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
0
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
1
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and New Jersey state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
2
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
3
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and New Jersey state income tax without shareholder approval.
4
5
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
6
The fund concentrates its investments in securities of issuers located in New Jersey and is non-diversified under the
7
                                      18
8
9
0
Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.
1
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
2
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
3
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
4
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more that 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
5
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
6
                                      19
7
8
9
0
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
1
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
2
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
3
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
4
As of 12/31
ANNUAL TOTAL RETURNS*
5
Best Quarter
Q4 '00: 0.91%
6
Worst Quarter
Q4 '01: 0.35%
7
[CHART]
8
 92    93    94    95    96    97    98    99    00    01
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
2.29% 1.80% 2.25% 3.25% 2.88% 3.01% 2.83% 2.58% 3.40% 2.21%
9
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                      Inception
                  1 Year  3 Years  5 Years  10 Years    Date
NJ Municipal MM    2.21%   2.73%    2.81%    2.65%    07/01/91
 *The chart and the table both assume reinvestment of dividends and distributions.
0
                                      20
1
2
3
                             IMPORTANT DEFINITIONS
4
5
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
6
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
7
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
8
9
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
0
The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.
1
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
2

 Advisory fees                                           .45%
 Other expenses                                          .55%
   Service fees                                    .15%
   Processing fees                                 .15%
   Other                                           .25%
 Total annual fund operating expenses                   1.00%
 Fee waivers and expense reimbursements*                 .31%
 Net expenses*                                           .69%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .69% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
3
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
4

                              1 Year 3 Years 5 Years 10 Years
 Service Shares                $70    $288    $522    $1,196

5
                                      21
6
7
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated+. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
8
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)
9
                                      New Jersey Municipal Money Market
                                      Portfolio+
0

                                                -------------------------------------------------
                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0275    0.0317    0.0249    0.0289    0.0293
                                                --------  --------  --------  --------  --------
  Total from investment operations                0.0275    0.0317    0.0249    0.0289    0.0293
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0275)  (0.0317)  (0.0249)  (0.0289)  (0.0293)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0275)  (0.0317)  (0.0249)  (0.0289)  (0.0293)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        2.79%     3.21%     2.52%     2.93%     2.96%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $ 60,296  $ 55,177  $ 37,120  $ 35,152  $101,294
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.69%     0.69%     0.69%     0.67%     0.61%
   Before advisory/administration fee waivers       1.00%     1.00%     1.01%     1.04%     1.05%
   Ratios of net investment income to average
    net assets
   After advisory/administration fee waivers        2.75%     3.23%     2.49%     2.89%     2.93%
   Before advisory/administration fee waivers       2.44%     2.92%     2.17%     2.52%     2.49%
                                                -------------------------------------------------

1
+The Portfolio commenced operations on July 1, 1991 as the New Jersey Municipal
 Money Market Fund, a separate investment portfolio (the "Predecessor New
 Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.
2
                                      22
3
4
5
6
7
[LOGO] BlackRock
North Carolina Municipal
Money Market Portfolio
8
9
                             IMPORTANT DEFINITIONS
0
1
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
2
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
3
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
4
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
5
 Municipal Security: A short-term obligation issued by or on behalf of states,possessions and territories of the United States, their political subdivisions and their agencies and authorities.
6
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
7
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as
 collateral.
8
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
9
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
0
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
1
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.
2
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in North Carolina.
3
Specifically, the fund may invest in:
4
1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
5
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
6
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
7
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
8
The fund seeks to maintain a net asset value of $1.00 per share.
9
The fund normally invests at least 80% of its net assets in Municipal
Securities and other instruments whose interest is exempt from regular federal income tax and North Carolina state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and North
Carolina state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in
Municipal Securities of issuers located in jurisdictions outside of North Carolina, such as Puerto Rico, the interest from which is exempt from regular federal income tax and North Carolina state tax.
0
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such
1
                                      23
2
3
4
rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
5
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
6
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and North Carolina state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
7
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
8
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and North Carolina state income tax without shareholder approval.
9
0
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
1
The fund concentrates its investments in securities of issuers located in North Carolina and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified port-
2
                                      24
3
4
5
folio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of North Carolina and its political subdivisions could hurt the value of the fund's shares.
6
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
7
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
8
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
9
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
0
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
1
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
2
                                      25
3
4
5
6
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
7
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
8
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
9
The performance for the period before Service Shares were launched in April
1994 is based upon performance for Institutional Shares of the fund, which were first issued in May 1993. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.
0
As of 12/31
ANNUAL TOTAL RETURNS*
1
Best Quarter
Q4 '00: 0.94%
2
Worst Quarter
Q4 '01: 0.35%
3
The bar for 1994 is
based upon performance
for Institutional Shares
of the fund.
4
[CHART]
5
 94    95    96    97    98    99    00    01
----  ----  ----  ----  ----  ----  ----  ----
2.28% 3.45% 3.01% 3.13% 2.97% 2.66% 3.58% 2.27%
6
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                           Since  Inception
                 1 Year 3 Years 5 Years  Inception  Date
NC Municipal MM   2.27%   2.84%  2.92%    2.88%   05/03/93
 *The chart and the table both assume reinvestment of dividends and distributions.
7
                                      26
8
9
0
                             IMPORTANT DEFINITIONS
1
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
2
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
3
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
4
5
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
6
The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.
7
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
8

 Advisory fees                                           .45%
 Other expenses                                          .55%
   Service fees                                    .15%
   Processing fees                                 .15%
   Other                                           .25%
 Total annual fund operating expenses                   1.00%
 Fee waivers and expense reimbursements*                 .40%
 Net expenses*                                           .60%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
9
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
0

                              1 Year 3 Years 5 Years 10 Years
 Service Shares                $61    $279    $514    $1,188

1
                                      27
2
3
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
4
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)
5
                                       North Carolina Municipal Money Market
                                       Portfolio
6

                                                -------------------------------------------------
                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0283    0.0332    0.0258    0.0305    0.0304
                                                --------  --------  --------  --------  --------
    Total from investment operations              0.0283    0.0332    0.0258    0.0305    0.0304
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0283)  (0.0332)  (0.0258)  (0.0305)  (0.0304)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0283)  (0.0332)  (0.0258)  (0.0305)  (0.0304)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        2.87%     3.37%     2.61%     3.09%     3.08%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $    519  $    649  $  1,639  $ 19,306  $ 23,704
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.60%     0.60%     0.60%     0.60%     0.60%
   Before advisory/administration fee waivers       1.00%     1.02%     1.00%     1.05%     1.05%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        2.80%     3.20%     2.57%     3.04%     3.04%
   Before advisory/administration fee waivers       2.40%     2.78%     2.17%     2.59%     2.59%
                                                -------------------------------------------------

7
                                      28
8
9
0
1
[LOGO] BlackRock
Ohio Municipal Money
Market Portfolio
2
3
                             IMPORTANT DEFINITIONS
4
5
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
6
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
7
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
8
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
9
 Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.
0
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
1
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
2
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
3
4
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.
5
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Ohio.
6
Specifically, the fund may invest in:
7
1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
8
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
9
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
0
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
1
The fund seeks to maintain a net asset value of $1.00 per share.
2
The fund normally invests at least 80% of its net assets in Municipal
Securities and other instruments whose interest is exempt from regular federal income tax and Ohio state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and Ohio state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Ohio the interest from which is exempt from regular federal income tax and Ohio state income tax.
3
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one
4
                                      29
5
agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
6
                             IMPORTANT DEFINITIONS
Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
Variable or Floating Rate Secu-rities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
7
Maturity
The fund is managed so that the dollar weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
8
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and Ohio state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
9
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
0
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and Ohio state income tax without shareholder approval.
1
2
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
3
The fund concentrates its investments in securities of issuers located in Ohio and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular,
4
                                      30
5
6
7
changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.
8
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
9
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
0
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
1
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
2
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
3
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
4
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up
5
                                      31
6
7
8
while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
9
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
0
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
1
As of 12/31
ANNUAL TOTAL RETURNS*
2
Best Quarter
Q4 '00: 0.96%
3
Worst Quarter
Q1 '94: 0.50%
4
[CHART]
5
 94    95    96    97    98    99    00    01
----  ----  ----  ----  ----  ----  ----  ----
2.50% 3.49% 3.11% 3.18% 2.97% 2.73% 3.57% 2.48%
6
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                         Since  Inception
                 1 Year 3 Years 5 Years Inception  Date
OH Municipal MM   2.48%  2.92%   2.98%   2.95%   06/01/93
 *The chart and the table both assume reinvestment of dividends and distributions.
7
                                      32
8
9
0
                             IMPORTANT DEFINITIONS
1
2
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
3
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
4
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
5
6
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
7
The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.
8
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
9

 Advisory fees                                           .45%
 Other expenses                                          .56%
   Service fees                                    .15%
   Processing fees                                 .15%
   Other                                           .26%
 Total annual fund operating expenses                   1.01%
 Fee waivers and expense reimbursements*                 .32%
 Net expenses*                                           .69%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .69% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
0
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
1

                              1 Year 3 Years 5 Years 10 Years
 Service Shares                $70    $290    $527    $1,207

2
                                      33
3
4
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
5
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)
6
                                       Ohio Municipal Money Market Portfolio
7

                                                -------------------------------------------------
                                                -------------------------------------------------
                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0301    0.0331    0.0264    0.0304    0.0310
                                                --------  --------  --------  --------  --------
    Total from investment operations              0.0301    0.0331    0.0264    0.0304    0.0310
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0301)  (0.0331)  (0.0264)  (0.0304)  (0.0310)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0301)  (0.0331)  (0.0264)  (0.0304)  (0.0310)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        3.05%     3.36%     2.67%     3.08%     3.15%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $ 12,667  $ 10,284  $ 11,284  $ 58,077  $ 58,160
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.69%     0.69%     0.69%     0.67%     0.61%
   Before advisory/administration fee waivers       1.01%     1.01%     1.01%     1.03%     1.03%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        2.95%     3.29%     2.65%     3.04%     3.10%
   Before advisory/administration fee waivers       2.63%     2.97%     2.33%     2.68%     2.68%
                                                -------------------------------------------------

8
                                      34
9
0
1
2
[LOGO] BlackRock
Pennsylvania Municipal Money Market Portfolio
3
4
                             IMPORTANT DEFINITIONS
5
6
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
7
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
8
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
9
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
0
 Municipal Security: A short term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.
1
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
2
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
3
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
4
5
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with maintaining liquidity and stability of principal.
6
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Pennsylvania.
7
Specifically, the fund may invest in:
8
1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
9
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
0
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
1
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
2
The fund seeks to maintain a net asset value of $1.00 per share.
3
The fund normally invests at least 80% of its net assets in Municipal
Securities and other instruments whose interest is exempt from regular federal income tax and Pennsylvania state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and Pennsylvania state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal
Securities of issuers located outside of Pennsylvania the interest from which is exempt from regular federal income tax and Pennsylvania state income tax.
4
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such
5
                                      35
6
rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
7
                             IMPORTANT DEFINITIONS
Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days. Variable or Floating Rate Secu-rities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
8
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
9
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and Pennsylvania state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
0
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
1
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and Pennsylvania state income tax without shareholder approval.
2
3
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
4
The fund concentrates its investments in securities of issuers located in Pennsylvania and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental
5
                                      36
6
7
8
policies of Pennsylvania and its political subdivisions could hurt the value of the fund's shares.
9
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
0
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
1
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
2
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
3
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
4
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
5
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
6
                                      37
7
8
9
0
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
1
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
2
As of 12/31
ANNUAL TOTAL RETURNS*
3
Best Quarter
Q4 00: 0.91%
4
Worst Quarter
Q1 94: 0.49%
5
                                    [CHART]
6
 94     95      96      97      98      99      00      01
----   ----    ----    ----    ----    ----    ----    ----
2.46   3.38    2.98    3.11    2.83    2.63    3.46    2.14
7
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
8
                                         Since  Inception
                 1 Year 3 Years 5 Years Inception  Date
PA Municipal  MM  2.14%  2.74%   2.83%   2.83%   06/01/93
 *The chart and the table both assume reinvestment of dividends and distributions.
9
                                      38
0
1
2
3
                             IMPORTANT DEFINITIONS
4
5
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
6
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
7
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
8
9
0
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
1
The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.
2
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
3

           Advisory fees                                          .45%
           Other expenses                                         .54%
             Service fees                                    .15%
             Processing fees                                 .15%
             Other                                           .24%
           Total annual fund operating expenses                   .99%
           Fee waivers and expense reimbursements*                .27%
           Net expenses*                                          .72%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .72% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
4
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
5

                                       1 Year 3 Years 5 Years 10 Years
          Service Shares                $74    $288    $521    $1,188

6
7
8
                                      39
9
0
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
1
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)
2
                                       Pennsylvania Municipal Money Market
                                       Portfolio
3

                                                -------------------------------------------------
                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0269    0.0324    0.0250    0.0292    0.0302
                                                --------  --------  --------  --------  --------
    Total from investment operations              0.0269    0.0324    0.0250    0.0292    0.0302
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0269)  (0.0324)  (0.0250)  (0.0292)  (0.0302)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0269)  (0.0324)  (0.0250)  (0.0292)  (0.0302)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        2.72%     3.29%     2.53%     2.97%     3.06%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $ 75,431  $ 83,474  $ 76,173  $ 73,735  $234,472
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.72%     0.72%     0.72%     0.69%     0.61%
   Before advisory/administration fee waivers       0.99%     0.98%     1.00%     1.01%     1.01%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        2.73%     3.25%     2.50%     2.92%     3.01%
   Before advisory/administration fee waivers       2.46%     2.99%     2.22%     2.60%     2.61%
                                                -------------------------------------------------

4
                                      40
5
6
7
8
9
[LOGO] BlackRock
Virginia Municipal Money
Market Portfolio
0
1
2
                             IMPORTANT DEFINITIONS
3
4
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
5
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
6
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
7
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
8
 Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.
9
 Net Asset Value (NAV): The value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors.
0
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
1
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
2
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.
3
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Virginia.
4
Specifically, the fund may invest in:
5
1)Fixed and variable rate notes and similar debt instruments rated MIG-2,
  VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
6
2)Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
7
3)Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
8
4)Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
9
The fund seeks to maintain a net asset value of $1.00 per share.
0
The fund normally invests at least 80% of its net assets in Municipal
Securities and other instruments whose interest is exempt from regular federal income tax and Virginia state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and Virginia state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Virginia the interest from which is exempt from regular federal income tax and Virginia state income tax.
1
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one
2
                                      41
3
agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
4
                             IMPORTANT DEFINITIONS
Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days. Variable or Floating Rate Secu-rities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
5
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
6
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and Virginia state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
7
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
8
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and Virginia state income tax without shareholder approval.
9
0
Key Risks
The value of money market instruments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
1
The fund concentrates its investments in securities of issuers located in Virginia and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular,
2
                                      42
3
4
5
changes in the economic conditions and governmental policies of Virginia and its political subdivisions could hurt the value of the fund's shares.
6
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets is invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
7
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
8
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
9
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
0
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
1
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
2
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up
3
                                      43
4
5
6
while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
7
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
8
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
9
The performance for the period before Service Shares were launched in October 1994 is based upon performance for Institutional Shares of the fund, which were first issued in July 1994. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.
0
As of 12/31
ANNUAL TOTAL RETURNS*
1
Best Quarter
Q4 00: 0.95%
2
Worst Quarter
Q4 01: 0.39%
3
                      [CHART]
4
 95     96      97      98      99      00      01
----   ----    ----    ----    ----    ----    ----
3.53   3.15    3.26    3.00    2.75    3.60    2.39
5
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
6
                                            Since  Inception
                1 Year  3 Years  5 Years  Inception  Date
VA Municipal MM  2.39%    2.91%    3.00%    3.10%  07/25/94
7
 *The chart and the table both assume reinvestment of dividends and distributions.
8
                                      44
9
0
1
                             IMPORTANT DEFINITIONS
2
3
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
4
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
5
 Service Fees: Fees that are paid to service organizations that provide shareholder account service and maintenance.
6
7
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
8
The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.
9
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
0

          Advisory fees                                           .45%
          Other expenses                                          .58%
            Service fees                                    .15%
            Processing fees                                 .15%
            Other                                           .28%
          Total annual fund operating expenses                   1.03%
          Fee waivers and expense reimbursements*                 .43%
          Net expenses*                                           .60%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .60% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
1
The table does not reflect charges or credits which investors might incur if they invest through a financial institution.
2
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
3

                                       1 Year 3 Years 5 Years 10 Years
          Service Shares                $61    $285    $527    $1,220

4
                                      45
5
6
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
7
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Service Share Outstanding Throughout Each Period)
8
                                        Virginia Municipal
                                        Money Market Portfolio
9

                                                --------------------------------------------------
                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0293    0.0337    0.0264    0.0308    0.0317
                                                --------  --------  --------  --------  --------
    Total from investment operations              0.0293    0.0337    0.0264    0.0308    0.0317
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0293)  (0.0337)  (0.0264)  (0.0308)  (0.0317)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0293)  (0.0337)  (0.0264)  (0.0308)  (0.0317)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        2.97%     3.42%     2.68%     3.13%     3.22%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $    611  $    458  $  2,786  $  3,405  $  5,244
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.60%     0.60%     0.60%     0.60%     0.48%
   Before advisory/administration fee waivers       1.03%     1.04%     1.05%     1.07%     1.07%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        2.94%     3.17%     2.65%     3.08%     3.12%
   Before advisory/administration fee waivers       2.51%     2.73%     2.20%     2.61%     2.53%
                                                -------------------------------------------------

0
                                      46
1
2
3
4
5
[LOGO] About Your Investment
6
Buying Shares
7
Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that participate in the Capital Directions/SM/ asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.
8
Purchase orders may be placed by calling (800) 441-7450.
9
--------------------------------------------------------------------------------
0
What Price Per Share Will You Pay?
A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. Although each fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.
1
The funds' investments are valued based on the amortized cost method described in the SAI.
2
Service Shares are sold at the net asset value per share determined after an order is received by the Company's transfer agent. You may place a purchase order for each fund by telephoning (800) 441-7450 before 12 noon (Eastern time) on a day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open. For each fund, if your order is received before 12 noon (Eastern time) on a day the NYSE and the Federal Reserve Bank of Philadelphia are open, it will be executed at 12 noon (Eastern time). If payment for such order is not
3
                                      47
4
5
6
7
8
9
0
1
2
3
4
received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 12 noon (Eastern time).
5
NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Federal Reserve
Bank of Philadelphia are closed.
6
Paying for Shares
7
   Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Company's custodian. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.
8
How Much is the Minimum Investment?
9
    The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares. 0
The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.
1
                                      48
2
3
4
5
6
7
8
Distribution and Service Plan
    The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the
Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain services provided to its shareholders. The Company does not make distribution payments under the Plan with respect to Service Shares.
9
Under the Plan, the Company may also enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organizations) (including PNC Bank and its affiliates). Under these arrangements, Service Organizations will provide certain support services to their customers who own Service Shares. The Company may pay a shareholder servicing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers. All Service Shares pay this shareholder servicing fee.
0
In return for that fee, Service Organizations may provide one or more of the following services to their customers who own Service Shares:
1
  (1) Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
  (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
  (3) Providing other similar shareholder liaison services.
2
For a separate shareholder processing fee paid by all Service Shares of up to
 .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:
3
  (1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Company's distributor;
  (2) Processing dividend payments from the Company on behalf of customers;
  (3) Providing sub-accounting for Service Shares beneficially owned by customers or the information necessary for sub-accounting; and
  (4) Providing other similar services.
4
                                      49
5
6
7
8
9
0
1
2
3
4
The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.
5
Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
6
7
Selling Shares
    Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.
8
Institutions may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.
9
Payment for redeemed shares for which a redemption order is received before 12 noon (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the same business day, provided that the funds' custodian is also open for business. Payment for redemption orders received between 12 noon (Eastern time) and 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock
0
                                      50
1
2
3
4
5
Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.
6
Persons who were stockholders of the Compass Capital Group of Funds at the time of its combination with the PNC(R) Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809,
MS WR-R100-04-7. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.
7
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7. 8
The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7.
9
The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine.
0
Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.
1
If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibility standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to
2
                                      51
3
4
5
6
7
8
9
0
1
2
3
4
Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to purchase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.
5
The Company's Rights
    The Company may:
    . Suspend the right of redemption if trading is halted or restricted on the
      NYSE or under other emergency conditions described in the Investment Company Act of 1940,
    . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above,
    . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.
6
Accounts with Low Balances
    The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to maintain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.
7
8
                                      52
9
0
1
Market Timing
    The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.
2
Management
    BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.
BlackRock Institutional Management Corporation (BIMC), an affiliate of
BlackRock located at 100 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.
3
For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly.
For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:
4
5
6
7
8
9
                                      53
0
1
2
3
4
5
6
7
8
9
                             IMPORTANT DEFINITIONS
0
1
 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for BlackRock Funds is
 BlackRock Advisors, Inc.
2
 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Institutional Management Corporation.
3
4
5
6
For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly.
For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:
7

            Money Market                                       0.22%
            U.S. Treasury Money Market                         0.18%
            Municipal Money Market                             0.18%
            New Jersey Municipal Money Market                  0.14%
            North Carolina Municipal Money Market              0.05%
            Ohio Municipal Money Market                        0.13%
            Pennsylvania Municipal Money Market                0.18%
            Virginia Municipal Money Market                    0.02%

8
The total annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:
9

                                                      INVESTMENT
              AVERAGE DAILY NET ASSETS                ADVISORY FEE
              First $1 billion                            .450%
              $1 billion-$2 billion                       .400%
              $2 billion-$3 billion                       .375%
              more than $3 billion                        .350%

0
1
As discussed above, BlackRock has agreed to cap each fund's net expense at the levels shown in that fund's expense table.
2
To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:
3

           Money Market                                        .310%
           U.S. Treasury Money Market                         .295%
           Municipal Money Market                             .295%
           New Jersey Municipal Money Market                  .265%
           North Carolina Municipal Money Market              .195%
           Ohio Municipal Money Market                        .265%
           Pennsylvania Municipal Money Market                .295%
           Virginia Municipal Money Market                    .205%

4
5
                                      54
6
7
8
9
0
1
2
3
4
5
6
7
8
If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.
9
0
Dividends and Distributions
1
    BlackRock Funds makes two kinds of distributions to shareholders:
        dividends and net capital gain.
2
Dividends are paid out of the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) (4 p.m. (Eastern time) for the U.S. Treasury Money Market Portfolio) receive dividends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.
3
Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.
4
Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.
5
6
Taxation of Distributions
    Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of
how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, will be taxed to shareholders as ordinary income.
7
8
                                      55
9
0
1
2
3
4
5
6
7
8
9
0
1
2
3
4
Each of the Municipal Money Market, Pennsylvania Municipal Money Market, New Jersey Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market and Virginia Municipal Money Market Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.
5
Dividends paid with respect to interest on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.
6
Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.
7
Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.
8
9
Important Notice Regarding Delivery of Shareholder Documents
    The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.
0
Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.
1
2
Electronic Access to Shareholder Documents
    Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.
3
                                      56
4
5
6
7
8
To enroll:
9
Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.
0
Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.
1
                                      57
2
3
4
For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:
5
Annual/Semi-Annual Reports
These reports contain additional information about each of the Funds' investments. The annual report describes the Funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the Funds' performance for the last fiscal year.
6
Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2002, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.
7
Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available.
Hours: 8a.m. to 6 p.m. (Eastern time), Monday-Friday.
Call: (800) 441-7450
8
Purchases and Redemptions
Call your registered representative or (800) 441-7450.
9
World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com
0
Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries.
Mail to: funds@blackrock.com
1
Written Correspondence
BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809 MS WR-R100-04-7.
2
Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK
3
Securities And Exchange Commission (SEC)
You may also view and copy public information about Blackrock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
4
INVESTMENT COMPANY ACT FILE NO. 811-05742
                                    [GRAPHIC]
5
6
[LOGO] BlackRock Funds
7
8
                                    [GRAPHIC]
9
0
1
 Money Market
 Portfolios
2
3
                             INSTITUTIONAL SHARES
4
BlackRock Funds/SM/ is a mutual fund family with 43 investment portfolios, 8 of which are described in this prospectus.
5
6
7
8
9
PROSPECTUS
January 28, 2002
0
[LOGO] BlackRock Logo
1
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
2
NOT FDIC- May lose value
INSURED   No bank guarantee
3
4
5
6
Table of
Contents
How to find the information you need
7

8
How to find the information you need.................................  1
9
THE BLACKROCK MONEY MARKET PORTFOLIOS
0
Money Market.........................................................  2
1
U.S. Treasury Money Market...........................................  8
2
Municipal Money Market............................................... 13
3
New Jersey Municipal Money Market.................................... 19
4
North Carolina Municipal Money Market................................ 25
5
Ohio Municipal Money Market.......................................... 31
6
Pennsylvania Municipal Money Market.................................. 37
7
Virginia Municipal Money Market...................................... 43
About Your Investment
8
How to Buy/Sell Shares............................................... 49
9
Dividends/Distributions/Taxes........................................ 54

0
1
How to Find the
Information You Need
About BlackRock Funds
2
3
4
    This is the BlackRock Money Market Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).
5
This prospectus contains information on all 8 of the BlackRock Money Market funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.
6
                                      1
7
8
9
0
1
[LOGO] BlackRock
Money Market
Portfolio
2
3
4
                             IMPORTANT DEFINITIONS
5
6
 Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
7
 Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.
8
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
9
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
0
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
1
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
2
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
3
4
Investment Goal
The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.
5
Primary Investment Strategies
In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.
6
Specifically, the fund may invest in:
7
1)U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).
8
2)High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.
9
3)Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
0
4)Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).
1
5)Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.
2
6)Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.
3
7)Repurchase agreements relating to the above instruments.
4
5
The fund seeks to maintain a net asset value of $1.00 per share.
6
7
                                      2
8
9
0
1
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
2
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
3
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.
4
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
5
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
6
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
7
The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.
8
The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.
9
                                      3
0
1
2
3
Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
4
The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.
5
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
6
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
7
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
8
                                      4
9
0
1
2
                             IMPORTANT DEFINITIONS
3
4
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
5
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
6
7
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
8
The performance for the period before Institutional Shares were launched in August 1993 is based upon performance for Service Shares of the fund, which were first issued in October 1989.
9
                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*
0
 92     93     94     95     96     97     98     99     00     01
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.51%  2.87%  4.20%  5.91%  5.36%  5.47%  5.35%  4.96%  6.26%  4.03%
1
Best Quarter
Q4 '00: 1.61%
2
Worst Quarter
Q4 '01: 0.59%
3
The bars for 1992-1993 are based upon performance for Service Shares of the fund.
4
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                  Inception
              1 Year  3 Years  5 Years  10 Years    Date
Money Market   4.03%   5.08%    5.21%    4.79%    10/04/89
 *The chart and the table both assume reinvestment of dividends and distributions.
5
Expenses and Fees
6
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
7
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
8
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
9

 Advisory fees                                                        .40%
 Other expenses                                                       .20%
 Total annual fund operating expenses                                 .60%
 Fee waivers and expense reimbursements*                              .18%
 Net expenses*                                                        .42%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .42% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
0
                                      5
1
2
3
4
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
5

                                             1 Year 3 Years 5 Years 10 Years
 Institutional Shares                         $43    $174    $317     $733

6
                                      6
7
8
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
9
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
0
                                   Money Market Portfolio
1

                                                  Year        Year        Year        Year       Year
                                                  Ended       Ended       Ended       Ended      Ended
                                                 9/30/01     9/30/00     9/30/99     9/30/98    9/30/97
Net asset value at beginning of period          $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                                ----------  ----------  ----------  ----------  --------
Income from investment operations
  Net investment income                             0.0496      0.0582      0.0478      0.0532    0.0529
                                                ----------  ----------  ----------  ----------  --------
    Total from investment operations                0.0496      0.0582      0.0478      0.0532    0.0529
                                                ----------  ----------  ----------  ----------  --------
Less distributions
  Distributions from net investment income         (0.0496)    (0.0582)    (0.0478)    (0.0532)  (0.0529)
                                                ----------  ----------  ----------  ----------  --------
    Total distributions                            (0.0496)    (0.0582)    (0.0478)    (0.0532)  (0.0529)
                                                ----------  ----------  ----------  ----------  --------
Net asset value at end of period                $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                                ==========  ==========  ==========  ==========  ========
Total return                                          5.08%       5.98%       4.89%       5.46%     5.42%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $2,507,649  $2,231,404  $2,076,083  $1,858,165  $878,566
  Ratios of expenses to average net assets
   After advisory/administration fee waivers          0.42%       0.42%       0.42%       0.39%     0.32%
   Before advisory/administration fee waivers         0.60%       0.60%       0.61%       0.63%     0.65%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers          4.96%       5.83%       4.78%       5.32%     5.30%
   Before advisory/administration fee waivers         4.79%       5.65%       4.59%       5.08%     4.97%
                                                ---------------------------------------------------------

2
                                      7
3
4
5
6
7
[LOGO] BlackRock
U.S. Treasury Money Market
Portfolio
8
9
0
                             IMPORTANT DEFINITIONS
1
2
 Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
3
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
4
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
5
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
6
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
7
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
8
9
Investment Goal
The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.
0
Primary Investment Strategies
In pursuit of this goal, the fund invests exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.
1
The fund seeks to maintain a net asset value of $1.00 per share.
2
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
3
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
4
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.
5
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
6
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
7
                                      8
8
9
0
1
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
2
Treasury obligations differ only in their interest rates, maturities and time of issuance.
3
The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.
4
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
5
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
6
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
7
                                      9
8
9
0
1
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
2
The performance for the period before Institutional Shares were launched in August 1993 is based upon performance for Service Shares of the fund, which were first issued in November 1989.
3
                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*
4
 92     93     94     95     96     97     98     99     00     01
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.46%  2.80%  4.19%  5.80%  5.20%  5.32%  5.16%  4.67%  5.90%  3.67%
5
Best Quarter
Q4 '00: 1.55%
6
Worst Quarter
Q2 '93: 0.64%
7
The bars for 1992-1993 are based upon performance for Service Shares of the fund.
8
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                   Inception
                1 Year  3 Years  5 Years  10 Years    Date
US Treasury MM   3.67%   4.75%    4.94%    4.61%    11/01/89
 *The chart and the table both assume reinvestment of dividends and distributions.
9
                                      10
0
1
2
                             IMPORTANT DEFINITIONS
3
4
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
5
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
6
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
7
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
8
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
9

 Advisory fees                           .45%
 Other expenses                          .23%
 Total annual fund operating expenses    .68%
 Fee waivers and expense reimbursements* .27%
 Net expenses*                           .41%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .41% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
0
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
1

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $42    $190    $352     $821

2
                                      11
3
4
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
5
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
6
                                      U.S. Treasury Money Market Portfolio
7

                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0464    0.0543    0.0453    0.0519    0.0515
                                                --------  --------  --------  --------  --------
    Total from investment operations              0.0464    0.0543    0.0453    0.0519    0.0515
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0464)  (0.0543)  (0.0453)  (0.0519)  (0.0515)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0464)  (0.0543)  (0.0453)  (0.0519)  (0.0515)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        4.74%     5.56%     4.63%     5.32%     5.27%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $380,200  $317,272  $324,879  $297,161  $162,052
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.41%     0.41%     0.41%     0.38%     0.31%
   Before advisory/administration fee waivers       0.68%     0.68%     0.68%     0.69%     0.69%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        4.61%     5.43%     4.53%     5.19%     5.15%
   Before advisory/administration fee waivers       4.34%     5.16%     4.26%     4.88%     4.77%
                                                -------------------------------------------------

8
                                      12
9
0
1
2
3
[LOGO] BlackRock
Municipal Money
Market Portfolio
4
5
6
                             IMPORTANT DEFINITIONS
7
8
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.
9
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
0
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
1
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
2
 Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities.
3
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
4
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
5
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
6
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
7
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
8
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax as is consistent with maintaining liquidity and stability of principal.
9
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities.
0
Specifically, the fund may invest in:
1
1)Fixed and variable rate notes and similar debt instruments rated MIG-2,
  VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
2
2)Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
3
3)Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
4
4)Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
5
The fund seeks to maintain a net asset value of $1.00 per share.
6
The fund normally invests at least 80% of its net assets in Municipal
Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the Fund's investments may be subject to the Federal Alternative Minimum Tax.
7
The fund intends to invest so that less than 25% of its total assets are Municipal Securities of issuers located in the same state.
8
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
9
                                      13
0
1
2
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
3
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
4
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
5
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax without shareholder approval.
6
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
7
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If
8
                                      14
9
0
1
the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments. 2
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
3
The fund may invest in bonds the interest on which may be subject to the
Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
4
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
5
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
6
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
7
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
8
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
9
                                      15
0
1
2
3
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
4
The performance for the period before Institutional Shares were launched in August 1993 is based upon performance for Service Shares of the fund, which were first issued in November 1989.
5
                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*
6
 92     93     94     95     96     97     98     99     00     01
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.49%  2.11%  2.77%  3.79%  3.30%  3.46%  3.18%  2.93%  3.81%  2.62%
7
Best Quarter
Q4 '00: 1.00%
8
Worst Quarter
Q1 '93: 0.47%
9
The bars for 1992-1993 are based upon performance for Service Shares of the fund.
0
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                  Inception
              1 Year  3 Years  5 Years  10 Years    Date
Municipal MM   2.62%   3.12%    3.20%    3.05%    11/01/89
 *The chart and the table both assume reinvestment of dividends and distributions.
1
2
                                      16
3
4
5
6
                             IMPORTANT DEFINITIONS
7
8
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
9
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
0
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
1
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
2
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
3

 Advisory fees                           .45%
 Other expenses                          .24%
 Total annual fund operating expenses    .69%
 Fee waivers and expense reimbursements* .27%
 Net expenses*                           .42%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .42% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
4
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
5

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $43    $194    $357     $833

6
                                      17
7
8
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
9
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
0
                                      Municipal Money Market Portfolio
1

                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0315    0.0356    0.0281    0.0327    0.0337
                                                --------  --------  --------  --------  --------
    Total from investment operations              0.0315    0.0356    0.0281    0.0327    0.0337
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0315)  (0.0356)  (0.0281)  (0.0327)  (0.0337)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0315)  (0.0356)  (0.0281)  (0.0327)  (0.0337)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        3.19%     3.62%     2.85%     3.32%     3.42%
Ratios/Supplemental data
 Net assets at end of period (in thousands)     $491,052  $314,307  $238,281  $246,733  $ 58,747
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.42%     0.42%     0.42%     0.39%     0.31%
   Before advisory/administration fee waivers       0.69%     0.70%     0.70%     0.71%     0.72%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        3.11%     3.63%     2.80%     3.25%     3.36%
   Before advisory/administration fee waivers       2.83%     3.35%     2.52%     2.93%     2.95%
                                                -------------------------------------------------

2
                                      18
3
4
5
6
7
[LOGO] BlackRock
New Jersey Municipal
Money Market Portfolio
8
9
                             IMPORTANT DEFINITIONS
0
1
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
2
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
3
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
4
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
5
 Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.
6
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
7
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
8
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
9
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
0
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
1
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.
2
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in New Jersey.
3
Specifically, the fund may invest in:
4
1)Fixed and variable rate notes and similar debt instruments rated MIG-2,
  VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
5
2)Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
6
3)Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
7
4)Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
8
The fund seeks to maintain a net asset value of $1.00 per share.
9
The fund normally invests at least 80% of its net assets in Municipal
Securities and other instruments whose interest is exempt from regular federal income tax and New Jersey state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and New Jersey state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.
0
In addition, the fund normally invests at least 80% of its net assets in New Jersey Municipal Securities in order to qualify as a "qualified investment fund" under New Jersey law. The fund may invest in Municipal Securities of issuers located outside of New Jersey the interest from which is exempt from regular federal income tax and New Jersey state income tax.
1
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
2
                                      19
3
4
5
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
6
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and New Jersey state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
7
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
8
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and New Jersey state income tax without shareholder approval.
9
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
0
The fund concentrates its investments in securities of issuers located in New Jersey and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.
1
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include
2
                                      20
3
4
5
private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
6
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
7
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
8
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
9
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
0
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
1
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
2
                                      21
3
4
5
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
6
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
7
The performance for the period before Institutional Shares were launched in January 1996 is based upon performance for Service Shares of the fund, which were first issued in July 1991.
8
                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*
9
 92     93     94     95     96     97     98     99     00     01
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.29%  1.80%  2.25%  3.25%  3.17%  3.32%  3.13%  2.88%  3.71%  2.52%
0
Best Quarter
Q4 '00: 0.99%
1
Worst Quarter
Q4 '01: 0.42%
2
The bars for 1992-1996 are based upon performance for Service Shares of the fund.
3
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                                      Inception
                 1 Year  3 Years  5 Years  10 Years      Date
NJ Municipal MM   2.52%   3.04%    3.11%     2.83%     07/01/91
 *The chart and the table both assume reinvestment of dividends and distributions.
4
                                      22
5
6
7
                             IMPORTANT DEFINITIONS
8
9
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
0
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
1
2
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund asset.
3
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
4
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
5

 Advisory fees                                                        .45%
 Other expenses                                                       .25%
 Total annual fund operating expenses                                 .70%
 Fee waivers and expense reimbursements*                              .31%
 Net expenses*                                                        .39%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .39% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
6
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
7

                                             1 Year 3 Years 5 Years 10 Years
 Institutional Shares                         $40    $193    $359     $841

8
                                      23
9
0
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated.+ Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
1
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
2
                                        New Jersey Municipal Money Market
                                        Portfolio+
3

                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0305    0.0347    0.0279    0.0319    0.0323
                                                --------  --------  --------  --------  --------
    Total from investment operations              0.0305    0.0347    0.0279    0.0319    0.0323
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0305)  (0.0347)  (0.0279)  (0.0319)  (0.0323)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0305)  (0.0347)  (0.0279)  (0.0319)  (0.0323)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        3.10%     3.52%     2.83%     3.24%     3.28%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $ 97,007  $ 82,080  $ 79,568  $ 68,771  $  7,432
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.39%     0.39%     0.39%     0.38%     0.32%
   Before advisory/administration fee waivers       0.70%     0.70%     0.71%     0.75%     0.76%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        3.03%     3.45%     2.79%     3.17%     3.27%
   Before advisory/administration fee waivers       2.72%     3.14%     2.47%     2.80%     2.83%
                                                -------------------------------------------------

4
+ThePortfolio commenced operations on July 1, 1991 as the New Jersey Municipal
    Money Market Fund, a separate investment portfolio (the "Predecessor New Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.
5
                                      24
6
7
8
9
0
[LOGO] BlackRock
North Carolina Municipal
Money Market Portfolio
1
2
                             IMPORTANT DEFINITIONS
3
4
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
5
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
6
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
7
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
8
 Municipal Security: A short-term obligation issued by or on behalf of states, possessions and terrritories of the United States, their political subdivisions and their agencies and authorities.
9
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
0
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
1
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
2
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
3
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
4
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.
5
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in North Carolina.
6
Specifically, the fund may invest in:
7
1)Fixed and variable rate notes and similar debt instruments rated MIG-2,
  VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
8
2)Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
9
3)Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
0
4)Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
1
The fund seeks to maintain a net asset value of $1.00 per share.
2
The fund normally invests at least 80% of its net assets in Municipal
Securities and other instruments whose interest is exempt from regular federal income tax and North Carolina state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and North
Carolina state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in
Municipal Securities of issuers located in jurisdictions outside of
North Carolina, such as Puerto Rico, the interest from which is exempt from regular federal income tax and North Carolina state tax.
3
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating
4
                                      25
5
6
7
categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
8
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
9
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and North Carolina state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
0
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
1
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and North Carolina state income tax without shareholder approval.
2
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
3
The fund concentrates its investments in securities of issuers located in North Carolina and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental
4
                                      26
5
6
7
policies of North Carolina and its political subdivisions could hurt the value of the fund's shares.
8
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
9
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
0
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
1
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
2
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
3
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
4
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
5
                                      27
6
7
8
9
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
0
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
1
                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*
2
 94     95     96     97     98     99     00     01
-----  -----  -----  -----  -----  -----  -----  -----
2.80%  3.73%  3.32%  3.44%  3.28%  2.97%  3.89%  2.58%
3
Best Quarter
Q4 '00: 1.02%
4
Worst Quarter
Q4 '01: 0.43%
5
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                             Since    Inception
                 1 Year  3 Years  5 Years  Inception    Date
NC Municipal MM   2.58%   3.14%    3.23%     3.18%     05/03/93
 *The chart and the table both assume reinvestment of dividends and distributions.
6
                                      28
7
8
9
                             IMPORTANT DEFINITIONS
0
1
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
2
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
3
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
4
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
5
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
6

                  Advisory fees                           .45%
                  Other expenses                          .25%
                  Total annual fund operating expenses    .70%
                  Fee waivers and expense reimbursements* .40%
                  Net expenses*                           .30%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .30% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
7
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
8

                                   1 Year 3 Years 5 Years 10 Years
              Institutional Shares  $31    $184    $350     $833

9
                                      29
0
1
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
2
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
3
                                      North Carolina Municipal Money Market
                                      Portfolio
4

                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0313    0.0362    0.0288    0.0335    0.0334
                                                --------  --------  --------  --------  --------
    Total from investment operations              0.0313    0.0362    0.0288    0.0335    0.0334
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0313)  (0.0362)  (0.0288)  (0.0335)  (0.0334)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0313)  (0.0362)  (0.0288)  (0.0335)  (0.0334)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        3.18%     3.68%     2.92%     3.40%     3.39%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $115,139  $102,155  $178,059  $181,984  $147,658
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.30%     0.30%     0.30%     0.29%     0.28%
   Before advisory/administration fee waivers       0.70%     0.72%     0.70%     0.74%     0.73%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        3.10%     3.62%     2.87%     3.35%     3.34%
   Before advisory/administration fee waivers       2.70%     3.20%     2.47%     2.90%     2.89%
                                                -------------------------------------------------

5
                                      30
6
7
8
9
0
[LOGO] BlackRock
Ohio Municipal Money
Market Portfolio
1
2
                             IMPORTANT DEFINITIONS
3
4
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
5
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
6
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
7
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
8
 Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.
9
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
0
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
1
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
2
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
3
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
4
5
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.
6
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Ohio.
7
Specifically, the fund may invest in:
8
1)Fixed and variable rate notes and similar debt instruments rated MIG-2,
  VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
9
2)Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
0
3)Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
1
4)Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
2
The fund seeks to maintain a net asset value of $1.00 per share.
3
The fund normally invests at least 80% of its net assets in Municipal
Securities and other instruments whose interest is exempt from regular federal income tax and Ohio state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and Ohio state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Ohio the interest from which is exempt from regular federal income tax and Ohio state income tax.
4
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that
5
                                      31
6
7
8
9
do not have a short-term rating must be determined by the fund manager to be of comparable quality.
0
Maturity
The fund is managed so that the dollar weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
1
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and Ohio state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
2
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
3
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and Ohio state income tax without shareholder approval.
4
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
5
The fund concentrates its investments in securities of issuers located in Ohio and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular,
6
                                      32
7
8
9
changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.
0
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
1
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
2
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
3
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
4
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
5
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
6
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
7
                                      33
8
9
0
1
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
2
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
3
The performance for the period before Institutional Shares were launched in
June 1993 is based upon performance for Service Shares of the fund, which were first issued in June 1993.
4
                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*
5
 94     95     96     97     98     99     00     01
-----  -----  -----  -----  -----  -----  -----  -----
2.80%  3.80%  3.42%  3.49%  3.28%  3.03%  3.88%  2.68%
6
Best Quarter
Q4 '00: 1.03%
7
Worst Quarter
Q1 '94: 0.56%
8
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                             Since    Inception
                 1 Year  3 Years  5 Years  Inception    Date
OH Municipal MM   2.68%   3.19%    3.27%     3.24%     06/01/93
 *The chart and the table both assume reinvestment of dividends and distributions.
9
                                      34
0
1
2
3
                             IMPORTANT DEFINITIONS
4
5
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
6
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
7
8
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
9
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
0
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
1

 Advisory fees                           .45%
 Other expenses                          .26%
 Total annual fund operating expenses    .71%
 Fee waivers and expense reimbursements* .32%
 Net expenses*                           .39%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .39% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
2
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
3

                                   1 Year 3 Years 5 Years 10 Years
              Institutional Shares  $40    $195    $363     $852

4
                                      35
5
6
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
7
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
8
                                       Ohio Municipal Money Market Portfolio
9

                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0331    0.0361    0.0294    0.0334    0.0340
                                                --------  --------  --------  --------  --------
    Total from investment operations              0.0331    0.0361    0.0294    0.0334    0.0340
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0331)  (0.0361)  (0.0294)  (0.0334)  (0.0340)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0331)  (0.0361)  (0.0294)  (0.0334)  (0.0340)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        3.36%     3.67%     2.98%     3.39%     3.45%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $ 77,620  $ 52,095  $ 49,237  $ 48,614  $ 23,739
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.39%     0.39%     0.39%     0.36%     0.30%
   Before advisory/administration fee waivers       0.71%     0.71%     0.71%     0.72%     0.73%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        3.31%     3.60%     2.95%     3.36%     3.37%
   Before advisory/administration fee waivers       2.98%     3.28%     2.63%     3.00%     2.94%
                                                -------------------------------------------------

0
                                      36
1
2
3
4
5
[LOGO] BlackRock
Pennsylvania Municipal
Money Market Portfolio
6
7
8
                             IMPORTANT DEFINITIONS
9
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
 Municipal Security: A short term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
 Variable or Floating Rate Secu- rities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
0
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with maintaining liquidity and stability of principal.
1
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Pennsylvania.
2
Specifically, the fund may invest in:
3
1)Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
4
2)Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
5
3)Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
6
4)Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
7
The fund seeks to maintain a net asset value of $1.00 per share.
8
The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and Pennsylvania state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and Pennsylvania state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Pennsylvania the interest from which is exempt from regular federal income tax and Pennsylvania state income tax.
9
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do
0
                                      37
1
2
3
not have a short-term rating must be determined by the fund manager to be of comparable quality.
4
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
5
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and Pennsylvania state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
6
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
7
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and Pennsylvania state income tax without shareholder approval.
8
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
9
The fund concentrates its investments in securities of issuers located in Pennsylvania and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its political subdivisions could hurt the value of the fund's shares.
0
                                      38
1
2
3
4
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
5
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
6
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
7
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
8
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
9
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
0
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
1
                                      39
2
3
4
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
5
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
6
                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*
7
 94     95     96     97     98     99     00     01
-----  -----  -----  -----  -----  -----  -----  -----
2.74%  3.72%  3.29%  3.42%  3.13%  2.94%  3.77%  2.44%
8
Best Quarter
Q4 '00: 0.99%
9
Worst Quarter
Q3 '01: 0.52%
0
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                             Since    Inception
                 1 Year  3 Years  5 Years  Inception    Date
PA Municipal MM   2.44%   3.05%    3.14%     3.12%     06/01/93
 *The chart and the table both assume reinvestment of dividends and distributions.
1
                                      40
2
3
4
                             IMPORTANT DEFINITIONS
5
6
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
7
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
8
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
9
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
0
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
1

 Advisory fees                           .45%
 Other expense                           .24%
 Total annual fund operating expenses    .69%
 Fee waivers and expense reimbursements* .27%
 Net expenses*                           .42%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .42% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
2
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
3

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $43    $194    $357     $833

4
                                      41
5
6
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).
7
8
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
9
                                       Pennsylvania Municipal Money Market
                                       Portfolio
0

                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0299    0.0354    0.0280    0.0322    0.0332
                                                --------  --------  --------  --------  --------
    Total from investment operations              0.0299    0.0354    0.0280    0.0322    0.0332
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0299)  (0.0354)  (0.0280)  (0.0322)  (0.0332)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0299)  (0.0354)  (0.0280)  (0.0322)  (0.0332)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        3.03%     3.60%     2.84%     3.27%     3.37%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $459,885  $400,378  $376,402  $350,249  $229,164
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.42%     0.42%     0.42%     0.39%     0.30%
   Before advisory/administration fee waivers       0.69%     0.68%     0.70%     0.71%     0.70%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        2.97%     3.53%     2.80%     3.19%     3.31%
   Before advisory/administration fee waivers       2.70%     3.27%     2.52%     2.87%     2.91%
                                                -------------------------------------------------

1
                                      42
2
3
4
5
6
[LOGO] BlackRock
Virginia Municipal Money
Market Portfolio
7
8
9
                             IMPORTANT DEFINITIONS
0
1
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
2
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
3
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
4
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
5
 Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities.
6
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
7
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
8
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
9
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
0
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
1
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.
2
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Virginia.
3
Specifically, the fund may invest in:
4
1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
5
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's or F-2 or higher by Fitch.
6
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
7
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
8
The fund seeks to maintain a net asset value of $1.00 per share.
9
The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and Virginia state income tax. The other 20% can be invested in securities which are subject to regular federal income tax and Virginia state income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund may invest in Municipal Securities of issuers located outside of Virginia the interest from which is exempt from regular federal income tax and Virginia state income tax.
0
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do
1
                                      43
2
3
4
not have a short-term rating must be determined by the fund manager to be of comparable quality.
5
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
6
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax and Virginia state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
7
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
8
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax and Virginia state income tax without shareholder approval.
9
Key Risks
The value of money market instruments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
0
The fund concentrates its investments in securities of issuers located in Virginia and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies
1
                                      44
2
3
4
of Virginia and its political subdivisions could hurt the value of the fund's shares.
5
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets is invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
6
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
7
The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
8
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
9
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
0
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
1
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
2
                                      45
3
4
5
6
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
7
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
8
                                    [CHART]
As of 12/31
ANNUAL TOTAL RETURNS*
9
 95     96     97     98     99     00     01
-----  -----  -----  -----  -----  -----  -----
3.84%  3.44%  3.57%  3.32%  3.06%  3.92%  2.70%
0
Best Quarter
Q4 '00: 1.03%
1
Worst Quarter
Q4 '01: 0.46%
2
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
                                             Since    Inception
                 1 Year  3 Years  5 Years  Inception    Date
VA Municipal MM   2.70%   3.22%    3.31%     3.39%     07/25/94
 *The chart and the table both assume reinvestment of dividends and distributions.
3
                                      46
4
5
6
                             IMPORTANT DEFINITIONS
7
8
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
9
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
0
1
2
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
3
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.
4
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
5

 Advisory fees                           .45%
 Other expenses                          .28%
 Total annual fund operating expenses    .73%
 Fee waivers and expense reimbursements* .43%
 Net expenses*                           .30%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .30% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 53 for a discussion of these waivers and reimbursements.
6
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
7

                      1 Year 3 Years 5 Years 10 Years
 Institutional Shares  $31    $190    $364     $866

8
                                      47
9
0
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
1
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Institutional Share Outstanding Throughout Each Period)
2
                                        Virginia Municipal Money Market
                                        Portfolio
3

                                                 Year      Year      Year      Year      Year
                                                 Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                --------  --------  --------  --------  --------
Income from investment operations
  Net investment income                           0.0323    0.0367    0.0294    0.0338    0.0347
                                                --------  --------  --------  --------  --------
    Total from investment operations              0.0323    0.0367    0.0294    0.0338    0.0347
                                                --------  --------  --------  --------  --------
Less distributions
  Distributions from net investment income       (0.0323)  (0.0367)  (0.0294)  (0.0338)  (0.0347)
                                                --------  --------  --------  --------  --------
    Total distributions                          (0.0323)  (0.0367)  (0.0294)  (0.0338)  (0.0347)
                                                --------  --------  --------  --------  --------
Net asset value at end of period                $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                ========  ========  ========  ========  ========
Total return                                        3.28%     3.73%     2.98%     3.43%     3.53%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $ 53,823  $ 61,561  $ 51,301  $ 77,812  $ 62,834
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.30%     0.30%     0.30%     0.30%     0.22%
   Before advisory/administration fee waivers       0.73%     0.74%     0.75%     0.77%     0.81%
  Ratios of net investment income to average
   net assets
   After advisory/administration fee waivers        3.26%     3.65%     2.95%     3.37%     3.49%
   Before advisory/administration fee waivers       2.83%     3.21%     2.50%     2.90%     2.90%
                                                -------------------------------------------------

4
5
                                      48
6
7
8
9
0
[LOGO] About Your Investment
1
2
3
4
5
6
7
Buying Shares
  Institutional Shares are offered to:
8
    . Institutional investors
9
    . Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:
0
        . acts in a fiduciary capacity (excluding participant-directed employee benefit plans)
1
        . otherwise has investment discretion or
2
        . acts as custodian for at least $2 million in assets
3
    . Individuals with a minimum investment of $2 million
4
Purchase orders may be placed by calling (800) 441-7450.
5
What Price Per Share Will You Pay?
    A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors.
Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. Although each fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.
6
The funds' investments are valued based on the amortized cost method described in the SAI.
7
Institutional Shares are sold at the net asset value per share determined after an order is received. A purchase order for each fund may be made by telephoning
(800) 441-7450 before 12 noon (Eastern time) on a day the New York Stock Exchange (the NYSE) and the Federal Reserve Bank of Philadelphia are open. For each fund, if your order is received before 12 noon (Eastern time) on a day the NYSE and the Federal Reserve Bank of Philadelphia are open, it will be executed at 12 noon (Eastern time). If payment for such order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 12 noon (Eastern time).
8
                                      49
9
0
1
2
3
4
5
6
7
8
9
0
1
2
NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Federal Reserve Bank of Philadelphia are closed.
3
Paying for Shares
   ayment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Company's custodian. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.
4
How Much is the Minimum Investment?
    The minimum investment for the initial purchase of Institutional Shares is:
5
    . $5,000 for institutions
6
    . $500,000 for registered investment advisers
7
    . $2 million for individuals
8
There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.
9
The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.
0
Selling Shares
  Shareholders may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.
1
                                      50
2
3
4
5
6
7
Payment for redeemed shares for which a redemption order is received before 12 noon (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the same business day, provided that the funds' custodian is also open for business. Payment for redemption orders received between 12 noon (Eastern time) and 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. The Company doesn't charge for redemptions or for wiring redemption payments.
8
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7. 9
The Company may refuse a telephone redemption request if it believes it is advisable to do so.
0
If a shareholder acquiring Institutional Shares on or after May 1, 1998 no longer meets the eligibility standards for purchasing Institutional Shares (other than due to changes in market value), then the shareholder's Institutional Shares will be converted to shares of another class of the same fund having the same total net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the fund is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares. Service Shares are currently authorized to bear additional service and processing fees at the total annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the total annual rate of .50% of average daily net assets. 1
                                      51
2
3
4
5
6
7
8
9
0
1
2
3
4
The Companys Rights
    The Company may:
      . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,
      . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above,
      . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
      . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.
5
Accounts with Low Balances
6
    The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.
7
Market Timing
    The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a
8
                                      52
9
0
1
2
result of the activity described above will be subject to any and all redemption fees.
3
Management
    BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 100 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.
4
For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:
5

Money Market                                      0.22%
U.S. Treasury Money Market                        0.18%
Municipal Money Market                            0.18%
New Jersey Municipal Money Market                 0.14%
North Carolina Municipal Money Market             0.05%
Ohio Municipal Money Market                       0.13%
Pennsylvania Municipal Money Market               0.18%
Virginia Municipal Money Market                   0.02%

6
The total annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:

                                                INVESTMENT
 AVERAGE DAILY NET ASSETS                       ADVISORY FEE
 First $1 billion                                  .450%
 $1 billion-$2 billion                             .400%
 $2 billion-$3 billion                             .375%
 more than $3 billion                              .350%

7
As discussed above, BlackRock has agreed to cap each fund's net expenses at the levels shown in that fund's expense table.
8
9
0
                             IMPORTANT DEFINITIONS
1
2
 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for BlackRock Funds is BlackRock Advisors, Inc.
3
 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Institutional Management Corporation.
4
                                      53
5
6
7
8
9
0
1
2
3
4
5
6
7
8
To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:
9

Money Market                          .310%
U.S. Treasury Money Market            .295%
Municipal Money Market                .295%
New Jersey Municipal Money Market     .265%
North Carolina Municipal Money Market .195%
Ohio Municipal Money Market           .265%
Pennsylvania Municipal Money Market   .295%
Virginia Municipal Money Market       .205%

0
If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.
1
2
Dividends and Distributions
    BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.
3
Dividends are paid out of the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) (4 p.m. (Eastern time) for the U.S. Treasury and Money Market Portfolio) receive dividends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.
4
Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.
5
                                      54
6
7
8
9
0
1
2
3
4
5
Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.
6
Taxation of Distributions
7
    Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, will be taxed to shareholders as ordinary income.
8
Each of the Municipal Money Market, Pennsylvania Municipal Money Market, New Jersey Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market and Virginia Municipal Money Market Portfolios intends to pay most of its dividends as exempt-interest dividends, which means such dividends are exempt from regular federal income tax (but may be subject to the federal alternative tax). The state or municipality where you live may not charge you state and local taxes on dividends paid with respect to interest on obligations of such state or municipality. Otherwise, these dividends will generally be subject to state and local taxes.
9
Dividends paid with respect to interest on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.
0
Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.
1
Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.
2
Important Notice Regarding Delivery of Shareholder Documents
    The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.
3
Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instructed us otherwise.
4
                                      55
5
6
7
8
9
0
Electronic Access to Shareholder Documents
    Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.
1
To enroll:
2
Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.
3
Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.
4
                                      56
5
6
7
For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:
8
Annual/Semi-Annual Reports
These reports contain additional information about each of the Funds' investments. The annual report describes the Funds' performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Funds' performance for the last fiscal year.
9
Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2002, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.
0
Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available.
Hours: 8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday.
Call: (800) 441-7450
1
Purchases and Redemptions
Call your registered representative or (800) 441-7450.
2
World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com
3
Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature.
Forward mutual fund inquiries.
Mail to: funds@blackrock.com
4
Written Correspondence
BlackRock Funds, 100 Bellevue Parkway,
Wilmington, DE 19809, MS WR-R100-04-7.
5
Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK
6
Securities And Exchange Commission (SEC)
You may also view and copy public information about Blackrock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site
(http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
7
INVESTMENT COMPANY ACT FILE NO. 811-05742
8
                                    [GRAPHIC]
9
0
1
[LOGO] BlackRock Funds
2
3
4
5
[LOGO] WESTCORE FUNDS
6
  BlackRock Money Market Portfolio
7
8
                                    [GRAPHIC]
9
0
1
Prospectus                                                     January 28, 2002
2
The Money Market Portfolio is a portfolio of BlackRock Funds/SM/ managed by BlackRock Institutional Management Corporation and is available to Westcore Investors for investment and exchanges.
3
The Securities and Exchange Commission has not approved or disapproved the fund's shares or determined if this Prospectus is accurate or complete.
It is a criminal offense to state otherwise.
4
5
6
7
  Supplemental Instructions
  for Westcore Investors
8
9
The following supplemental instructions are provided for Westcore investors who wish to purchase or exchange shares of the Money Market Portfolio described in the attached prospectus through an account at State Street Bank & Trust Company ("SSB"). SSB also serves as transfer agent for the Westcore Funds. Westcore investors owning shares in the Money Market Portfolio have full exchange privileges with the Westcore Funds as well as the additional convenience of checkwriting. With your money market account, you may, for example, write checks on or automatically add to your balance as well as exchange all or a portion of your balance into one or more of the Westcore Funds. The minimum dollar amount for checks written on a money market account is $250.[_]
0
---------------------------------------------------------
  Purchases, Redemptions & Exchanges
1
Minimum Initial and Subsequent Purchases:
2
There is a $1,000 minimum initial investment if investors choose an automatic monthly investment option. Otherwise, the minimum initial investment is $2,500 ($1,000 for participants in retirement and UGMA/UTMA accounts). The minimum subsequent and automatic monthly investment for all accounts is $100.
3
*Existing accounts and automatic investment plans established before October 1,
 2000 are entitled to reduced investment minimums. $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts; and existing automatic investments equivalent to $50 per month.
4
Regular Transactions:
5
Purchases and redemptions by mail should be sent to Westcore/SSB as follows:
6
     Via Regular Mail:                       Via Express/Overnight Mail:
     Westcore Funds                          Westcore Funds
     P.O. Box 8319                           66 Brooks Drive
     Boston, Massachusetts 02266-8319        Braintree, Massachusetts 02184
7
Please make checks payable to Westcore/SSB. Purchases by check will be processed at the 12:00 noon Eastern time net asset value determination next occurring after your order is received and accepted by Westcore/SSB. Please note that third party checks will not be accepted. Westcore reserves the right to reject any purchase order. Signature guarantees may be required for written redemptions.
8
                                               (Continued on inside back cover)
9
0
-------------------------------------------------------------------------------
 The above are supplemental transaction intrustions and are not part of the prospectus.
1
                                    [GRAPHIC]
2
3
4
5
6
  Introduction
7
8
This is the BlackRock Market Portfolio Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company). If necessary, please refer to the important definitions of frequently used terms below.
9
This prospectus contains information on the BlackRock Money Market fund.[_]
0
Important Definitions
Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
1
Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.
2
Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
3
Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
4
Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
5
Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
6
Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
7
Advisory Fees: Fees paid to the investment adviser for portfolio management services.
8
Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
9
Service Fees: Fees that are paid to servicing organizations that provide shareholder account service and maintenance.
0
Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for BlackRock Funds is BlackRock Advisors, Inc.
1
Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the fund is BlackRock Institutional Management Corporation.
2
--------------------------------------------------------------------------------
                                                                             1
3
                                    [GRAPHIC]
4
5
6
7
8
  Table of Contents
9
Information
About
BlackRock
Money Market
Portfolio
0

BlackRock Money Market Portfolio..........................................  3
Key Risks.................................................................  4
Expenses and Fees.........................................................  7
Financial Highlights......................................................  8

1
2
3
About Your
Investment
4

Buying/Selling Shares.....................................................  9
The Company's Rights...................................................... 13
Management................................................................ 14
Dividends and Distributions............................................... 16
Taxation of Distributions................................................. 16

5
--------------------------------------------------------------------------------
2
6
                                    [GRAPHIC]
7
8
9
0
1
  Blackrock Money Market Portfolio
2
Investment Goal
The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.
3
Primary Investment Strategies
In pursuit of this goal, the fund invests substantially all of its net assets in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.
4
Specifically, the fund may invest in:
1) U.S. dollar-denominated obligations issued or supported by the credit of
   U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).
5
2) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by
   Moody's, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.
6
3) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
7
4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).
8
5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.
9
6) Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.
0
7) Repurchase agreements relating to the above instruments.
1
The fund seeks to maintain a net asset value of $1.00 per share.
2
--------------------------------------------------------------------------------
                                                                             3
3
                                    [GRAPHIC]
4
5
6
7
8
  BlackRock Money Market Portfolio
9
                                                                    (continued)
0
1
Quality
The fund manager, under guidelines established by the Companys Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Secur-ities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
2
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The funds securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
3
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.
4
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
5
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
6
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although theyre generally less sensitive to interest rate changes than longer-term securities.
7
The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.
8
-------------------------------------------------------------------------------
4
9
                                    [GRAPHIC]
0
1
2
3
4
  BlackRock Money Market Portfolio
5
6
The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.
7
Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
8
The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.
9
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
0
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
1
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
2
--------------------------------------------------------------------------------
                                                                             5
3
                                    [GRAPHIC]
4
5
6
7
8
  BlackRock Money Market Portfolio
9
                                                                    (continued)
0
1
Risk/Return Information
The chart and table below give you a picture of the funds long-term performance for Service Shares. The information shows you how the funds performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
2
                                    [CHART]
3
As of 12/31
ANNUAL TOTAL RETURNS*
4
Best Quarter
Q3 '00  : 1.54%
5
Worst Quarter
Q4 '01  : 0.51%
6
7
 92      93     94     95      96      97      98      99      00      01
-----   -----  -----  -----   -----   -----   -----   -----   -----   -----
3.51%   2.76%  3.91%  5.59%   5.05%   5.16%   5.04%   4.65%   5.94%   3.72%
8
9
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
0
                                                                   Inception
                             1 Year   3 Years   5 Years   10 Years    Date
Money Market                  3.72%    4.76%     4.90%      4.53%   10/04/89
1
*The chart and the table both assume reinvestment of dividends and distributions.
2
-------------------------------------------------------------------------------
6
3
                                    [GRAPHIC]
4
5
6
7
8
  BlackRock Money Market Portfolio
9
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
0
The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.
1
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
2

 Advisory fees                                          .40%
 Other expenses                                         .50%
   Service fees                                    .15%
   Processing fees                                 .15%
   Other                                           .20%
 Total annual fund operating expenses                   .90%
 Fee waivers and expense reimbursements*                .18%
 Net expenses*                                          .72%

*BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .72% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 14 for a discussion of these waivers and reimbursements.
3
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
4

                              1 Year 3 Years 5 Years 10 Years
 Service Shares                $74    $269    $481    $1,091

5
6
-------------------------------------------------------------------------------
                                                                             7
7
                                    [GRAPHIC]
8
9
0
1
2
  BlackRock Money Market Portfolio
3
                                                                    (continued)
4
5
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)
6
7
Financial Highlights
(For a Service Share Outstanding Throughout Each Period)
8
                        Money Market Portfolio
                        ------------------------------------------------------

                                                                  SERVICE SHARES
                                                Year      Year      Year      Year      Year
                                                Ended     Ended     Ended     Ended     Ended
                                                9/30/01   9/30/00   9/30/99   9/30/98   9/30/97
Net asset value at beginning of period          $   1.00  $   1.00  $   1.00  $   1.00  $     1.00
                                                --------  --------  --------  --------  ----------
Income from investment operations
 Net investment income                            0.0466    0.0552    0.0448    0.0502      0.0499
                                                --------  --------  --------  --------  ----------
   Total from investment operations               0.0466    0.0552    0.0448    0.0502      0.0499
                                                --------  --------  --------  --------  ----------
Less distributions
 Distributions from net investment income        (0.0466)  (0.0552)  (0.0448)  (0.0502)    (0.0499)
                                                --------  --------  --------  --------  ----------
   Total distributions                           (0.0466)  (0.0552)  (0.0448)  (0.0502)    (0.0499)
                                                --------  --------  --------  --------  ----------
Net asset value at end of period                    1.00  $   1.00  $   1.00  $   1.00  $     1.00
                                                ========  ========  ========  ========  ==========
Total return                                        4.77%     5.66%     4.58%     5.14%       5.11%
Ratios/Supplemental data
 Net assets at end of period (in thousands)     $853,306  $629,769  $748,191  $808,962  $1,610,315
 Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.72%     0.72%     0.72%     0.69%       0.61%
   Before advisory/administration fee waivers       0.90%     0.90%     0.91%     0.93%       0.94%
 Ratios of net investment income to average
  net assets
   After advisory/administration fee waivers        4.66%     5.49%     4.48%     5.03%       4.99%
   Before advisory/administration fee waivers       4.49%     5.31%     4.29%     4.79%       4.66%
                                                ---------------------------------------------------

9
0
-------------------------------------------------------------------------------
8
1
                                    [GRAPHIC]
2
3
4
5
6
  About Your Investment
7
8
Buying Shares
Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC Fund in 1996 and investors that participate in the Capital Directions SM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customers account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customers ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.
9
Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.
0
What Price Per Share Will You Pay?
A mutual fund is a pool of investors money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. Although the fund seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.
1
The fund's investments are valued based on the amortized cost method described in the SAI.
2
Service Shares are sold at the net asset value per share determined after an order is received by PFPC, the Company's transfer agent. You may place a purchase order for the fund by telephoning PFPC at (800) 441-7450 before 12 noon (Eastern time) on a day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open. If your order is received before 12 noon (Eastern time) it will be executed at 12 noon (Eastern time). If payment for an order is not received by 4 p.m. (Eastern time), the order will be cancelled.
3
You will be informed if this should happen. No orders will be accepted after 12 noon (Eastern time).
4
-------------------------------------------------------------------------------
                                                                             9
5
                                    [GRAPHIC]
6
7
8
9
0
  About Your Investment
1
                                                                    (continued)
2
3
Under certain circumstances, large orders placed after 12 noon (Eastern time) may be rejected by the fund.
4
NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Federal Reserve
Bank of Philadelphia are closed.
5
Paying For Shares
Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Companys custodian. Payment may also, at the discretion of the Company, be made in the form of securities that are permis-sible investments for the respective fund.
6
How Much is the Minimum Investment?
The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.
7
The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.
8
Distribution and Service Plan
The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain services provided to its shareholders. The Company does not make distribution payments under the Plan with respect to Service Shares.
9
Under the Plan, the Company may also enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organizations) (including PNC Bank and its affiliates). Under these arrangements, Service Organizations will provide certain support services to their customers who own Service Shares. The Company may pay a shareholder servicing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers. All Service Shares pay this shareholder servicing fee.
0
-------------------------------------------------------------------------------
10
1
                                    [GRAPHIC]
2
3
4
5
6
  About Your Investment
7
8
In return for the fee, Service Organizations may provide one or more of the following services to its customers who own Service Shares:
9
(1) Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
0
(2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
1
(3) Providing other similar shareholder liaison services.
2
For a separate shareholder processing fee paid by all Service Shares of up to
 .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:
3
(1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Company's distributor;
4
(2) Processing dividend payments from the Company on behalf of customers;
5
(3) Providing sub-accounting for Service Shares beneficially owned by customers or the information necessary for sub-accounting; and
6
(4) Providing other similar services.
7
The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.
8
Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
9
Selling Shares
Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders to PFPC and crediting their customers accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.
0
-------------------------------------------------------------------------------
                                                                             11
1
                                    [GRAPHIC]
2
3
4
5
6
  About Your Investment
7
                                                                    (continued)
8
9
Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.
0
Payment for redeemed shares for which a redemption order is received by PFPC before 12 noon (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the same business day, provided that the funds' custodian is also open for business. Payment for redemption orders received between 12 noon (Eastern time) and 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.
1
Persons who were Shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund may redeem for cash some or all of their shares of the fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899-8950. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.
2
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.
3
The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption
4
--------------------------------------------------------------------------------
12
5
                                    [GRAPHIC]
6
7
8
9
0
  About Your Investment
1
2
proceeds, it is necessary to send a written request to BlackRock Funds c/o PFPC Box 8950, Wilmington, DE 19899-8950.
3
The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine.
4
Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.
5
If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibility standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to purchase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.
6
The Company's Rights
The Company may:
7
   . Suspend the right of redemption if trading is halted or restricted on the
     NYSE or under other emergency conditions described in the Investment Company Act of 1940,
8
   . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the second paragraph of the section "Selling Shares" above, and
9
   . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below
0
1
-------------------------------------------------------------------------------
                                                                             13
2
                                    [GRAPHIC]
3
4
5
6
7
  About Your Investment
8
                                                                    (continued)
9
0
   . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.
1
Accounts With Low Balances
The Company may redeem a shareholders account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is proc-essed. If a customer has agreed with an institution to maintain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.
2
Market Timing
The fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders.
If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.
3
Management
BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest
4
-------------------------------------------------------------------------------
14
5
                                    [GRAPHIC]
6
7
8
9
0
  About Your Investment
1
diversified financial services companies in the United States. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 100 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.
2
For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly.
For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the fund to BlackRock as a percentage of average daily net assets was 0.22%. 3
The total annual advisory fees that can be paid to BlackRock on behalf of the fund (as a percentage of average daily net assets) is as follows:
4

                                                  INVESTMENT
AVERAGE DAILY NET ASSETS                          ADVISORY FEE
 First $1 billion                                    .450%
 $1 billion-$2 billion                               .400%
 $2 billion-$3 billion                               .375%
 more than $3 billion                                .350%

5
As discussed above, BlackRock has agreed to cap the fund's net expenses at the levels shown in the fund's expense table.
6
To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of the fund through February 1, 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.
The expense limit for the fund (which applies to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of the fund) is .310% of average daily net assets.
7
If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.
8
-------------------------------------------------------------------------------
                                                                             15
9
                                    [GRAPHIC]
0
1
2
3
4
  About Your Investment
5
                                                                    (continued)
6
7
Dividends and Distributions
BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.
8
Dividends are paid out of the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.
9
Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.
0
Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these investments.
1
Taxation of Distributions
Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, will be taxed to shareholders as ordinary income.
2
Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.
3
Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.
4
Important Notice Regarding Delivery of Shareholder Documents
The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.
5
Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.
6
-------------------------------------------------------------------------------
16
7
                                    [GRAPHIC]
8
9
0
1
(Continued from inside front cover)
2
  Purchases, Redemptions & Exchanges  (Continued)
3
Wire, Telephone, and Exchange Procedures:
4
Wire purchases, telephone redemptions and exchanges will be processed at the 12:00 noon Eastern time net asset value determination next occurring after your order is received and accepted by Westcore/SSB. An order will not be accepted unless payment is received by Westcore/SSB in acceptable form and in sufficient time to reasonably allow for entry of the order before such determination. Purchases by wire may be accepted only for existing accounts. Investors redeeming by wire will be charged a $10 fee and may be charged an additional wire fee by their financial institution. Wire redemption proceeds are generally transmitted by Westcore/SSB to Westcore investors on the next business day following the date of redemption. Exchanges into a Westcore fund will be processed at Westcore's net asset value determination next occurring after the 12:00 noon Eastern time net asset value determination time when your money market fund account is processed. Exchanges into your money market fund account will be processed at the Money Market Portfolio's 12:00 noon Eastern time net asset value determination next occurring after your Westcore account is processed. Please call 1-800-392-CORE for additional information and instructions regarding wire purchase, telephone redemption, and exchange procedures.
5
Automated Transactions:
6
You may place transactions or access your account automatically through the Westcore Transaction Center located at www.westcore.com or through the Westcore Automated Service Line at 1-800-392-CORE (2673).
7
Retirement Plan Maintenance Fee:
8
IRAs, SEP-IRAs, and other such plans are charged an annual fee of $10 per account, including any Westcore Funds account, up to a maximum of $30 per taxpayer identification number. The annual fee, if not earlier paid, is usually deducted in the first calendar quarter of the year or upon redemption of the account.
9
Annual Small Balance Account Maintenance Fee:
0
Effective December 1, 2002, Westcore Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by Westcore Funds with a value less than $1,000. It is expected that accounts will be valued on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller aounts. This fee will not be deducted from accounts using an automatic investment plan.
1
Westcore Investor Service Representative
2
For additional information on these or other options, please call a Westcore Investor Service Representative toll free at 1-800-392-CORE (2673), or visit the Westcore website at www.westcore.com. [_]
3
--------------------------------------------------------------------------------
The above are supplemental transaction instructions and are not part of the prospectus.
4
                                    [GRAPHIC]
5
6
7
8
[LOGO] WESTCORE FUNDS
Better research makes the difference.
9
                             370 17th Street, Suite 3100
                             Denver, CO 80202
0
                             1-800-392-CORE (2673)
1
                             www.westcore.com
2
                             Westcore Funds are distributed by
                             ALPS Distributors, Inc.
3
WC140
4
5
This is the prospectus for the Hilliard Lyons share class (the HL Shares) of the BlackRock Money Market Portfolio and BlackRock Municipal Money Market Portfolio, portfolios of the BlackRock Funds (the Company).
6
The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the HL Shares of the BlackRock Money Market and Municipal Money Market Portfolios.
7
Table of
Contents
8
---------------------------------------------------------------

9
Money Market Portfolio.....................................  1
0
Municipal Money Market Portfolio...........................  7
1
About Your Investment...................................... 14

2
3
Money Market
Portfolio
4
5
                             IMPORTANT DEFINITIONS
6
7
 Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.
8
 Commercial Paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.
9
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.
0
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
1
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
2
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price.
 In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
3
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
4
Investment Goal
The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.
5
Primary Investment Strategies
In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.
6
Specifically, the fund may invest in:
7
1) U.S. dollar-denominated obligations issued or supported by the credit of
   U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).
8
2) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by
   Moody's, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies.
9
3) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
0
4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).
1
5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.
2
6) Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.
3
                                      1
4
5
6
7) Repurchase agreements relating to the above instruments.
7
The fund seeks to maintain a net asset value of $1.00 per share.
8
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
9
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
0
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.
1
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
2
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
3
                                      2
4
5
6
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
7
The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.
8
The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.
9
Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
0
The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.
1
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
2
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
3
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
4
                                      3
5
6
7
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for the Hilliard Lyons Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
8
The performance for the period before the HL Shares were issued in October 1999 is based upon performance for Service Shares and Investor A Shares of the fund. The Service Shares were first issued in October 1989 and the Investor A Shares were first issued in January 1993. The actual return of the HL Shares would have been lower than shown because the HL Shares have higher expenses than these two older classes.
9
                                    [CHART]
0
As of 12/31
ANNUAL TOTAL RETURNS*
1
Best Quarter
Q4' 00: 1.48%
2
Worst Quarter
Q4' 01: 0.47%
3
  92      93      94      95      96      97      98      99      00      01
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
3.51%   2.64%   3.68%   5.32%   4.91%   5.07%   4.96%   4.59%   5.76%   3.54%
4
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
5
6
                                                                     Inception
                              1 Year    3 Years  5 Years  10 Years  Date of Fund
Money Market; Hilliard Lyons   3.54%     4.63%    4.78%     4.39%     10/04/89
* The chart and the table both assume reinvestment of dividends and distributions.
7
                                      4
8
9
0
                             IMPORTANT DEFINITIONS
1
2
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
3
 Distribution Fees: A method of charging distribution-related expenses against fund assets.
4
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
5
 Service Fees: Fees that are paid to Hilliard Lyons for shareholder account service and maintenance.
6
7
8
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
9
The table below describes the fees and expenses that you may pay if you buy and hold the HL Shares of the fund. "Advisory Fees" are based on the advisory fees incurred by the fund for the most recent fiscal year.
0
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
1

                                                        HL Shares
 Advisory fees                                             .40%
 Distribution (12b-1) fees                                 .10%
 Other expenses                                            .67%
   Service fees                                    .25%
   Processing fees                                 .15%
   Other                                           .27%
 Total annual fund operating expenses                     1.17%
 Fee waivers and expense reimbursements*                   .28%
 Net expenses*                                             .89%

 *BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .91% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 20 for a discussion of these waivers and reimbursements.
2
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
3

                              1 Year 3 Years 5 Years 10 Years
 HL Shares                     $91    $344    $617    $1,395

4
                                      5
5
6
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see cover for ordering instructions).
7
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Hilliard Lyons Share Outstanding Throughout the Period)
8
                                Money Market Portfolio
9

                                                -----------------------
                                                           For the
                                                            period
                                                 Year     10/18/99/1/
                                                 Ended     through
                                                9/30/01    9/30/00
Net asset value at beginning of period          $   1.00   $   1.00
                                                --------   --------
Income from investment operations
  Net investment income                           0.0405     0.0518
                                                --------   --------
    Total from investment operations              0.0405     0.0518
                                                --------   --------
Less distributions
  Distributions from net investment income       (0.0405)   (0.0518)
                                                --------   --------
    Total distributions                          (0.0405)   (0.0518)
                                                --------   --------
Net asset value at end of period                $   1.00   $   1.00
                                                ========   ========
Total return                                        4.59%      5.30%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $163,056   $154,279
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.89%      0.91%/2/
   Before advisory/administration fee waivers       1.07%      1.09%/2/
  Ratios of net investment income
   to average net assets
   After advisory/administration fee waivers        4.49%      5.43%/2/
   Before advisory/administration fee waivers       4.31%      5.25%/2/
                                                -----------------------

0
/1/Commencement of operations of share class.
/2/Annualized.
1
                                      6
2
3
Municipal Money
Market Portfolio
4
                             IMPORTANT DEFINITIONS
5
6
 Dollar-Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar-weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.
7
 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.
8
 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.
9
 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.
0
 Municipal Security: A short-term obligation issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities.
1
 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.
2
 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.
3
Investment Goal
The fund seeks as high a level of current income exempt from federal income tax as is consistent with maintaining liquidity and stability of principal.
4
Primary Investment Strategies
In pursuit of this goal, the fund invests primarily in Municipal Securities.
5
Specifically, the fund may invest in:
6
1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
7
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or F-2 or higher by Fitch.
8
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's or Fitch.
9
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
0
The fund seeks to maintain a net asset value of $1.00 per share.
1
The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the Fund's investments may be subject to the Federal Alternative Minimum Tax.
2
3
                                      7
4
5
                             IMPORTANT DEFINITIONS
6
7
 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.
8
 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.
9
 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.
0
1
The fund intends to invest so that less than 25% of its total assets are Municipal Securities of issuers located in the same state.
2
Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that do not have a short-term rating must be determined by the fund manager to be of comparable quality.
3
Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.
4
Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
5
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
6
                                      8
7
8
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax without shareholder approval.
9
0
Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.
1
Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities. Municipal lease obligations also are subject to the risk that the municipality will not appropriate funds for lease payments.
2
There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.
3
The fund may invest in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these
4
5
6
                                      9
7
8
bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.
9
The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar pro- jects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.
0
The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.
1
The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.
2
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
3
Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
4
5
                                      10
6
7
Risk / Return Information
The chart and table below give you a picture of the fund's long-term performance for the Hilliard Lyons Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. As with all such investments, past performance is not an indication of future results.
8
The performance for the period before the HL Shares were issued in October 1999 is based upon performance for Service Shares and Investor A Shares of the fund. The Service Shares were first issued in November 1989 and the Investor A Shares were first issued in November 1992. The actual return of the HL Shares would have been lower than shown because the HL Shares have higher expenses than the Service Shares.
9
                                    [CHART]
0
1
As of 12/31
ANNUAL TOTAL RETURNS*
2
Best Quarter
Q4' 00: 0.95%
3
Worst Quarter
Q4' 01: 0.39%
4
  92      93      94      95      96      97      98      99      00      01
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
2.49%   1.89%   2.25%   3.22%   2.80%   2.98%   2.70%   2.45%   3.58%   2.39%
5
As of 12/31/01
AVERAGE ANNUAL TOTAL RETURNS*
6
                                                                    Inception
                              1 Year  3 Years  5 Years  10 Years   Date of Fund
Municipal MM; Hilliard Lyons   2.39%   2.83%    2.83%     2.68%      11/01/89
* The chart and the table both assume reinvestment of dividends and distributions.
7
8
                                      11
9
0
1
2
                             IMPORTANT DEFINITIONS
3
 Advisory Fees: Fees paid to the investment adviser for portfolio management services.
4
 Distribution Fees: A method of charging distribution-related expenses against fund assets.
5
 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.
6
 Service Fees: Fees that are paid to Hilliard Lyons for shareholder account service and maintenance.
7
8
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.
9
The table below describes the fees and expenses that you may pay if you buy and hold the HL Shares of the fund. "Advisory Fees" are based on the advisory fees incurred by the fund for the most recent fiscal year.
0
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
1

                                                                  HL Shares
 Advisory Fees                                                       .45%
 Distribution (12b-1) fees                                           .10%
 Other expenses                                                      .71%
   Service fees                                              .25%
   Processing fees                                           .15%
   Other                                                     .31%
 Total annual fund operating expenses                               1.26%
 Fee waivers and expense reimbursements*                             .62%
 Net Expenses*                                                       .64%

* BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to .66% of average daily net assets until February 1, 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on page 20 for a discussion of these waivers and reimbursements.
2
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:
3

                                        1 Year 3 Years 5 Years 10 Years
 HL Shares                               $65    $338    $632    $1,468

4
                                      12
5
6
Financial Highlights
The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see cover for ordering instructions).
7
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For a Hilliard Lyons Share Outstanding Throughout Each Period)
8
                                      Municipal Money Market Portfolio
9

                                                -----------------------
                                                           For the
                                                            Period
                                                 Year     10/26/99/1/
                                                 Ended     through
                                                9/30/01    9/30/00
Net asset value at beginning of period          $   1.00   $   1.00
                                                --------   --------
Income from investment operations
  Net investment income                           0.0292     0.0316
                                                --------   --------
    Total from investment operations              0.0292     0.0316
                                                --------   --------
Less distributions
  Distributions from net investment income       (0.0292)   (0.0316)
                                                --------   --------
    Total distributions                          (0.0292)   (0.0316)
                                                --------   --------
Net asset value at end of period                $   1.00   $   1.00
                                                ========   ========
Total return                                        2.96%      3.21%
Ratios/Supplemental data
  Net assets at end of period (in thousands)    $101,506   $105,572
  Ratios of expenses to average net assets
   After advisory/administration fee waivers        0.64%      0.66%/2/
   Before advisory/administration fee waivers       0.94%      0.94%/2/
  Ratios of net investment income
   to average net assets
   After advisory/administration fee waivers        2.92%      3.42%/2/
   Before advisory/administration fee waivers       2.63%      3.14%/2/
                                                -----------------------

/1/Commencement of operations of share class.
/2/Annualized.
0
1
                                      13
2
3
About Your Investment
4
Buying Shares from a Registered Investment Professional
5
6
        The Company believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Your Hilliard Lyons Financial Consultant is a registered representative and can help you to buy shares by telephone or in person. Before you place your order make sure that you have read the prospectus and have a discussion with your registered representative about the details of your investment.
7
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.
8
Hilliard Lyons, a wholly owned subsidiary of PNC Bank Corp., was founded in
1854 to provide investment brokerage and services to individuals. Hilliard
Lyons offers its clients a variety of investment products including stocks, bonds and money market mutual funds, such as the funds offered in this prospectus.
9
You may only buy and sell HL Shares through your Hilliard Lyons Financial Consultant. Hilliard Lyons is responsible for the prompt transmission of your purchase and redemption orders to the Company. Hilliard Lyons may independently establish and charge additional amounts to its clients for its services, which charges would reduce its clients' yield or return. Hilliard Lyons may also hold the HL Shares in nominee or street name as agent for and on behalf of its clients. In such instances, the Company's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from Hilliard Lyons. Hilliard Lyons may participate in a program allowing it access to its clients' accounts for servicing, including transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.
0
1
                                      14
2
3
What Price Per Share Will You Pay?
A mutual fund is a pool of investors money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. When you buy the HL Shares you pay the NAV/share. Although each fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.
4
The funds' investments are valued based on the amortized cost method described in the SAI.
5
The Company's transfer agent, PFPC, will receive your order from Hilliard
Lyons. Please call Hilliard Lyons at 1-800-444-1854 for a purchase application. Purchase orders received by the transfer agent before 12 noon (Eastern time) on each day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open will be priced based on the next NAV calculated on that day.
6
NAV is calculated at 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Federal Reserve Bank of Philadelphia are closed.
7
8
When Must You Pay?
Payment for an order must be made on your behalf by Hilliard Lyons in Federal funds or other immediately available funds by 4 p.m. (Eastern time) on the business day following PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative will be responsible for any loss to a fund. The Company does not accept third party checks. You may also wire Federal funds to the transfer agent to purchase shares. If you desire to do this, please contact your
Hilliard Lyons Financial Consultant for specific details.
9
--------------------------------------------------------------------------------
0
1
2
3
4
5
6
                                      15
7
8
9
0
1
2
How Much is the Minimum Investment?
3
The minimum investment for the initial purchase of the HL Shares is $1,000. There is a $100 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your Hilliard Lyons Financial Consultant can advise you on how to begin an Automatic Investment Plan. The Company may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of shares at any time.
4
Distribution and Service Plan
5
The Company has adopted a plan under Rule 12b-1 of the Investment Company Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain services provided to its shareholders. 6
Under the Plan, the HL Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and PNC Bank affiliates for sales support services provided in connection with the sale of the HL Shares. The distribution fees may also be used to pay Hilliard Lyons for sales support services and related expenses. All HL Shares pay a maximum distribution fee of .10% per year of the average daily net asset value of each fund. The Plan also allows the Distributor, PNC Bank affiliates and other companies that receive fees from the Company to make payments relating to distribution and sales support activities out of their past profits or other sources available to them.
7
Under the Plan, the Company has also entered into an arrangement with Hilliard Lyons. Under this arrangement, Hilliard
8
9
0
1
                                      16
2
3
Lyons will provide certain support services to its customers who own the HL Shares. The Company may pay a shareholder servicing fee to Hilliard Lyons of up to .25% per year of the average daily net asset value of the HL Shares owned by each of Hilliard Lyons' clients. All HL Shares pay this shareholder servicing fee.
4
In return for the fee, Hilliard Lyons will provide one or more of the following services to its customers who own HL Shares:
5
      (1) Responding to investors' questions on the services performed by Hilliard Lyons and investments in the HL Shares;
6
      (2) Assisting investors in choosing and changing dividend options, account designations and addresses; and
7
      (3) Providing other similar shareholder liaison services.
8
For a separate shareholder processing fee paid by all HL Shares of up to .15% per year of the average daily net asset value of the HL Shares owned by each of Hilliard Lyons' clients, Hilliard Lyons will provide one or more of these additional services:
9
      (1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Distributor;
0
      (2) Processing dividend payments from the Company on behalf of customers;
1
      (3) Providing sub-accounting for the HL Shares beneficially owned by customers or the information necessary for sub-accounting; and
2
      (4) Providing other similar services.
3
The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.
4
5
6
7
                                      17
8
9
Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
0
------------------------------------------------------------------------
1
How to Sell Shares
2
        You can redeem shares at any time (although certain verification may be required for redemptions in excess of
$25,000 or in certain other cases) by contacting your Hilliard Lyons Financial Consultant, who will send your order to the Company's transfer agent. The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the transfer agent from Hilliard Lyons. The Company will not charge for redemptions.
3
Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date until the check has cleared.
4
Upon request, the Company will provide the holders of the HL Shares with checkwriting privileges. An investor who wants to use this checkwriting redemption procedure must complete the checkwriting application and signature card when completing the account application. Investors interested in obtaining the checkwriting option on existing accounts may contact their Hilliard Lyons Financial Consultant.
5
------------------------------------------------------------------------
6
7
8
9
0
1
2
3
                                      18
4
5
Expedited Redemptions
6
If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Please contact your Hilliard Lyons Financial Consultant to assist you. You are responsible for any charges imposed by your bank for this service. Once authorization is on file, Hilliard Lyons will honor requests by telephone at
(800) 444-1854. The Company is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time.
7
The Company's Rights
8
The Company may:
9
  . Suspend the right of redemption if trading is halted or restricted on the
    NYSE or under other emergency conditions described in the Investment
    Company Act of 1940,
0
  . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the second paragraph of the section "How to Sell Shares" above,
1
  . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
2
  . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the
    Investment Company Act of 1940.
3
4
5
6
7
8
9
                                      19
0
1
2
3
4
5
6
7
8
                             IMPORTANT DEFINITIONS
9
0
 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for the funds is BlackRock Advisors, Inc.
1
 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the funds is BlackRock Institutional Management Corporation.
2
Accounts with Low Balances
3
The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.
4
Market Timing
5
6
The funds are not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.
7
--------------------------------------------------------------------------------
8
Management
9
BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock
was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.
BlackRock Institutional Management Corporation (BIMC), an affiliate of
BlackRock located at 100 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.
0
1
2
3
                                      20
4
5
For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly.
For the fiscal year ended September 30, 2001, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:
6

Money Market                                 0.22%
Municipal Money Market                       0.18%

7
8
The total annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:
9

                                              INVESTMENT
 AVERAGE DAILY NET ASSETS                     ADVISORY FEE
 First $1 billion                                .450%
 $1 billion-$2 billion                           .400%
 $2 billion-$3 billion                           .375%
 more than $3 billion                            .350%

0
As discussed above, BlackRock and the Distributor have agreed to cap each fund's net expenses at the levels shown in that fund's expense table.
1
BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund through February 1, 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:
2

Money Market                                 .310%
Municipal Money Market                       .295%

3
4
5
6
                                      21
7
8
--------------------------------------------------------------------------------
9
0
1
2
3
If within two years following a waiver or reimbursement, the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.
4
In addition, through February 1, 2003, BlackRock and the Distributor have contractually agreed to waive distribution and service fees for the Money
Market and Municipal Money Market Portfolios in the amount of .10% and .25% of average daily net assets, respectively.
5
Dividends and Distributions
6
The funds make two kinds of distributions to shareholders: dividends and net capital gain.
7
Dividends are paid out of the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.
8
Net capital gain occurs when the fund manager sells securities held for more than one year at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.
9
Your distributions will be reinvested at net asset value in new HL Shares.
There are no sales charges on these reinvestments.
0
1
2
3
4
                                      22
5
6
Taxation of Distributions
Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.
7
Distributions paid out of a fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, will be taxed to shareholders as ordinary income.
8
Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.
9
The Municipal Money Market Portfolio intends to pay most of its dividends as exempt interest dividends, which means such dividends are exempt from regular federal income tax (but not necessarily other federal taxes). These dividends will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain securities. The fund will have to meet certain requirements in order for its dividends to be exempt from these federal, state and local taxes. Dividends earned on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.
0
The Municipal Money Market Portfolio may invest a portion of its assets in securities that generate income that is not exempt from federal, state or local income tax. Any capital gains distributed by the fund may be taxable as well.
1
Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.
2
3
4
5
6
7
                                      23
8
9
Important Notice Regarding Delivery of Shareholder Documents
0
The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.
1
Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.
2
3
4
5
6
                                      24
7
8
For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the funds is available free, upon request, including:
9
Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments, describe the funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and fund strategies for the last fiscal year.
0
Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 2002, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.
1
Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Your Hilliard Lyons Financial Consultant can also assist you. Hours: 8 a.m. to 6 p.m.
(Eastern time), Monday-Friday. Call: (800) 444-1854.
2
Purchases and Redemptions
Call your Hilliard Lyons Financial Consultant or (800) 444-1854.
3
World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week.
http://www.blackrock.com. You may also access your Hilliard Lyons account on the world wide web at http://www.hilliard.com.
4
Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature.
Forward mutual fund inquiries. Available 24 hours a day, 7 days a week.
Mail to: funds@blackrock.com
5
Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8907, Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809
6
Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK
7
Securities and Exchange Commission (SEC)
You may also view information about the Blackrock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. 8
INVESTMENT COMPANY ACT FILE NO. 811-05742
9
0
Money
Market
Funds
1
Hilliard Lyons Share Class
2
3
PROSPECTUS
January 28, 2002
4
[LOGO] Hilliard Lyons
J.J.B. Hilliard, W.L. Lyons, Inc.  Member NYSE and SIPC
Investments Since 1854
5
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
6
7
                                BLACKROCK FUNDS(SM)
8
                       STATEMENT OF ADDITIONAL INFORMATION
9
          This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, Micro-Cap Equity, International Equity, International Emerging Markets, International Small Cap Equity, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity, Select Equity, Managed Income, Tax-Free Income, Intermediate Government Bond, Delaware Tax-Free Income, Kentucky Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, International Bond, New Jersey Tax-Free Income, Core Bond Total Return, GNMA, High Yield Bond, Core PLUS Total Return, Global Communications, Global Science & Technology, European Equity and Asia Pacific Equity Portfolios (collectively, the "Portfolios") of BlackRock FundsSM (the "Fund"). The Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are called "Money Market Portfolios," the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are called "Municipal Money Market Portfolios," the Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, Micro-Cap Equity, Global Communications, Global Science & Technology, European Equity, International Equity, International Emerging Markets, International Small Cap Equity, Asia Pacific Equity, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity and Select Equity Portfolios are called "Equity Portfolios" and the Managed Income, Tax-Free Income, Intermediate Government Bond, Delaware Tax-Free Income, Kentucky Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, International Bond, New Jersey Tax-Free Income, Core Bond Total Return, Core PLUS Total Return, GNMA and High Yield Bond Portfolios are called "Bond Portfolios." The Equity Portfolios and the Bond Portfolios are also called "Non-Money Market Portfolios." This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund dated January 28, 2002, each as amended from time to time (the "Prospectuses"). Certain information contained in the Fund's and The U.S. Large Company Series of The DFA Investment Trust Company's annual reports to shareholders is incorporated by reference herein. Prospectuses and current shareholder reports of the Fund may be obtained at no charge by calling toll-free (800) 441-7762. This Statement of Additional Information is dated January 28, 2002.
0
1
                                TABLE OF CONTENTS
2

                                                                              Page
INVESTMENT POLICIES ........................................................     1
3
SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS .......................    29
4
ADDITIONAL INVESTMENT LIMITATIONS ..........................................    57
5
TRUSTEES AND OFFICERS ......................................................    62
6
THE FUND ...................................................................    62
7
THE TRUST ..................................................................    65
8
SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND ..............................    70
9
INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS    70
0
EXPENSES ...................................................................    90
1
PORTFOLIO TRANSACTIONS .....................................................    90
2
PURCHASE AND REDEMPTION INFORMATION ........................................    95
3
VALUATION OF PORTFOLIO SECURITIES ..........................................   118
4
PERFORMANCE INFORMATION ....................................................   120
5
TAXES ......................................................................   150
6
ADDITIONAL INFORMATION CONCERNING SHARES ...................................   159
7
MISCELLANEOUS ..............................................................   160
8
FINANCIAL STATEMENTS .......................................................   164
9
APPENDIX A .................................................................   A-1
0
APPENDIX B .................................................................   B-1

1
2
                               INVESTMENT POLICIES
3
         The following supplements information contained in the Prospectuses concerning the Portfolios' investment policies. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectuses, such strategy is not a principal strategy of the Portfolios. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.
4
         The Index Equity Portfolio invests all of its investable assets in The U.S. Large Company Series (the "Index Master Portfolio") of The DFA Investment Trust Company (the "Trust"). Accordingly, the following discussion relates to:
(i) the investment policies of all the Portfolios including the Index Equity Portfolio; and (ii) where indicated the investment policies of the Index Master Portfolio.
5
         The Portfolios (other than the Tax-Free Income and Municipal Money Market Portfolios) that are subject to Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), will not change their investment policies required by that Rule without giving shareholders 60 days prior written notice.
6
Additional Information on Investment Strategy
7
         Equity Portfolios. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts.
8
         The Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios will invest primarily in securities of established companies. For this purpose, an established company is one which, together with its predecessors, has at least three years of continuous operating history.
9
         Countries in which the European Equity Portfolio may invest include:
Austria, Belgium, Bulgaria, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Sweden, Switzerland and the United Kingdom. Countries in which the Asia Pacific Equity Portfolio may invest include: Australia, Bangladesh, China, Hong Kong, India, Indonesia, Japan, South Korea, North Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam.
0
         The Global Science & Technology Portfolio may invest more than 25% of its total assets in any one industry or industries included in the science and/or technology sectors (as defined in its Prospectuses). The Global Communications Portfolio will invest more than 25% of its total assets in any one industry or industries included in the communications technology sector (as defined in its Prospectuses). This would expose the Global Science & Technology Portfolio and the Global Communications Portfolio to the risks of that industry or industries to a greater extent than a mutual fund that did not so concentrate its investments.
1
         From time to time each of the Equity Portfolios may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce, and have in fact produced, substantial gains for certain portfolios. There is no assurance that any Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Stocks of some newly-public companies may decline shortly after the initial public offering.
2
         Index Equity and Index Master Portfolios. During normal market conditions, the Index Master Portfolio (in which all of the assets of the Index Equity Portfolio are invested) invests at least 95% of the value of its total assets in securities included in the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500(R) Index")1. The Index Master Portfolio intends to invest in all of the stocks that comprise the S&P 500(R) Index in approximately the same proportions as they are represented in the Index. The Index Master Portfolio operates as an index portfolio
3
___________________
/1/ "Standard & Poor's", "S&P", "S&P500(R)", "Standard & Poor's 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund and The DFA Investment Trust Company.
4
                                        1
5
6
and, therefore, is not actively managed (through the use of economic, financial or market analysis). Adverse performance will ordinarily not result in the elimination of a stock from the Portfolio. The Portfolio will remain fully invested in common stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500(R) Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Portfolio's shares. The investment performance of the Index Master Portfolio and the Index Equity Portfolio is expected to approximate the investment performance of the S&P 500(R) Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall. As a non-fundamental policy, under normal circumstances, the Index Master Portfolio will invest at least 80% of its net assets in securities of large U.S. companies, If the Index Master Portfolio changes this investment policy, the Portfolio will notify its shareholders at least 60 days in advance of the change and will change the name of the Portfolio.
7
         Neither the Index Equity Portfolio nor the Index Master Portfolio are sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index Equity Portfolio or the Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Index Equity Portfolio or the Index Master Portfolio particularly or the ability of the S&P 500(R) Index to track general stock market performance. S&P's only relationship to the Index Equity Portfolio and the Index Master Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index which is determined, composed and calculated by S&P without regard to the Index Equity Portfolio or the Index Master Portfolio. S&P has no obligation to take the needs of the Index Equity Portfolio or the Index Master Portfolio or their respective owners into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Equity Portfolio or the Index Master Portfolio or the timing of the issuance or sale of the Index Equity Portfolio or the Index Master Portfolio or in the determination or calculation of the equation by which the Index Equity Portfolio or the Index Master Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Equity Portfolio or Index Master
Portfolio.
8
         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
9
         Balanced Portfolio. Fixed income securities purchased by the Balanced Portfolio may include domestic and dollar-denominated foreign debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-related and asset-backed securities, guaranteed investment contracts
(GICs), obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and state and local municipal obligations. These securities will be rated at the time of purchase within the four highest rating groups assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or another nationally recognized statistical rating organization. If unrated, the securities will be determined at the time of purchase to be of comparable quality by the sub-adviser. Securities rated "Baa" by Moody's or "BBB" by S&P, respectively, are generally considered to be investment grade although they have speculative characteristics. If a fixed income security is reduced below Baa by Moody's or BBB by S&P, the Portfolio's sub-adviser will dispose of the security in an orderly fashion as soon as practicable. Investments in securities of foreign issuers, which present additional investment considerations as described below under "Foreign Investments," will be limited to 5% of the Portfolio's total assets.
0
         The Balanced Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) and state and local government obligations. Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make
1
                                        2
2
3
current distributions of interest. Municipal obligations may be purchased when the Portfolio's sub-adviser believes that their return, on a pre-tax basis, will be comparable to the returns of other permitted investments. Dividends paid by the Portfolio that are derived from interest on municipal obligations will be taxable to shareholders.
4
          Bond Portfolios. Each Bond Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Pennsylvania Tax-Free Income Portfolio, New Jersey Tax-Free Income Portfolio and Ohio Tax-Free Income Portfolio, Delaware Tax-Free Income Portfolio and Kentucky Tax-Free Income Portfolio (the "State-Specific Tax-Free Portfolios") and the Tax-Free Income Portfolio (together with the State-Specific Tax-Free Portfolios, the "Tax-Free Portfolios") will invest, during normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which the portfolio manager believes is exempt from regular Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Municipal Obligations"). Each State-Specific Tax-Free Portfolio also intends to invest at least 65% of its net assets (65% of its total assets with respect to the Delaware and Kentucky Tax-Free Income Portfolios) in Municipal Obligations of issuers located in the particular state indicated by its name ("State-Specific Obligations"). In addition, the New Jersey Tax-Free Income Portfolio intends to invest at least 80% of its total assets in New Jersey State-Specific Obligations and in obligations issued by the U.S. Government, its agencies and instrumentalities, which are statutorily free from New Jersey or local taxation under the laws of the United States ("U.S. Government Obligations").
5
          The Low Duration Bond Portfolio will seek to maintain a duration for its portfolio in a range of +/-20% of the current duration of the Merrill Lynch 1-3 Year Treasury Index. The Government Income Portfolio will seek to maintain an interest rate sensitivity within a range comparable to that of 7 to 10 year U.S. Treasury bonds.
6
Money Market Portfolios.
7
          The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Portfolio may invest in:
8
          (a) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);
9
          (b) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody's, F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, Fitch or TBW or AA or higher by Moody's;
0
          (c) unrated notes, paper and other instruments that are of comparable quality as determined by the Portfolio's sub-adviser under guidelines established by the Fund's Board of Trustees;
1
          (d) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);
2
          (e) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;
3
          (f) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;
4
          (g) guaranteed investment contracts issued by highly-rated U.S. insurance companies;
5
                                       3
6
7
          (h) securities issued or guaranteed by state or local governmental bodies;
8
          (i)  repurchase agreements relating to the above instruments; and
9
          (j) municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.
0
          The investment objective of the U.S. Treasury Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It pursues this objective by investing exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations.
1
          The investment objective of the Municipal Money Market Portfolio is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal. It pursues this objective by investing substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations").
2
          The investment objective of the New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio (the "State-Specific Municipal Portfolios") is, for each Portfolio, to seek as high a level of current income exempt from Federal, and to the extent possible, state income tax of the specific state in which a Portfolio concentrates, as is consistent with maintaining liquidity and stability of principal.
3
          The Municipal Money Market Portfolio and the State-Specific Municipal Portfolios (together, the "Municipal Portfolios") seek to achieve their investment objectives by primarily investing in:
4
          (a) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;
5
          (b) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, or F-2 or higher by Fitch;
6
          (c) municipal bonds rated Aa or higher by Moody's or AA or higher by S&P or Fitch;
7
          (d) unrated notes, paper or other instruments that are of comparable quality as determined by the Portfolios' sub-adviser under guidelines established by the Fund's Board of Trustees; and
8
          (e) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.
9
          All securities acquired by the Portfolios will be determined at the time of purchase by the Portfolios' sub-adviser, under guidelines established by the Fund's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.
0
                                       4
1
2
         Each Portfolio is managed so that the average maturity of all instruments held by it (on a dollar-weighted basis) will not exceed 90 days. In no event will a Portfolio purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.
3
Additional Information on Portfolio Investments
4
         Communication Technology Companies. Companies in the rapidly changing field of communication technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Global Communications Portfolio's shares may be susceptible to factors affecting the communication technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular sector. As such, the Portfolio is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The communication technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on this area. Additionally, companies in this area may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.
5
         Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. Companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence, or by the loss of patent protection or other proprietary rights. In addition, communication technology companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to such disruptions.
6
         The Global Communications Portfolio's concentration in the securities of communication technology related companies exposes it to the price movements of companies in this sector more than a mutual fund that invests in many sectors. Because the Portfolio invests primarily in the communication technology sector, there is the risk that the Portfolio will perform poorly during a downturn in that sector. Funds that concentrate investments in one sector may be subject to rapidly changing asset inflows and outflows. The volatile nature of the communication technology area could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the Portfolio, in some cases, well above the level at which it was originally purchased.
7
         Science and Technology Companies. Companies in the rapidly changing fields of technology and science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Global Science & Technology Portfolio's shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular sector. As such, the Portfolio is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The technology and science areas may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.
8
         Certain of the companies in which the Portfolio invests may allocate greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Portfolio invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence.
9
                                        5
0
1
          The Global Science & Technology Portfolio's concentration in the securities and technology related companies exposes it to the price movements of companies in those sectors more than a mutual fund that invests in many sectors. Because the Portfolio invests primarily in the science and technology sectors, there is the risk that the Portfolio will perform poorly during a downturn in one or both of those sectors. Funds that concentrate investments in a small number of sectors may be subject to rapidly changing asset inflows and outflows. The volatile nature of the technology and science areas could cause price appreciation in a particular security or securities that results in that investment increasing its concentration in the Portfolio, in some cases, well above the level at which it was originally purchased.
2
          Reverse Repurchase Agreements and Other Borrowings. Each Equity and Bond Portfolio (including the Index Master Portfolio) is authorized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be made by each Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such Agreements are considered to be borrowings under the 1940 Act. A Portfolio will use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Index Master Portfolio does not intend to invest in reverse repurchase agreements. The Bond Portfolios (except the Tax-Free Portfolios) and the Balanced Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets (33% in the case of the Index Master Portfolio). In addition, the Bond Portfolios (except the Tax-Free Portfolios) and the Balanced Portfolio may borrow up to an additional 5% of its total assets for temporary purposes. Whenever borrowings exceed 5% of a Portfolio's total assets, the Equity Portfolios (other than the Index Master Portfolio and the Balanced Portfolio) will not make any investments.
3
          The Money Market and U.S. Treasury Money Market Portfolios may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient).
4
          Variable and Floating Rate Instruments. The Balanced and Bond Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.
5
          Each Money Market Portfolio may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit a Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to
6
                                       6
7
8
providing for periodic adjustments in the interest rate. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the particular Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights. 9
          With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
0
          Bank Loans. The High Yield Bond Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). The High Yield Bond Portfolio may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). The High Yield Bond Portfolio considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the High Yield Bond Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio's sub-adviser to be creditworthy. When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.
1
          The High Yield Bond Portfolio may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market will have an adverse impact on the value of such instruments and on the Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Fund's Board of Trustees has adopted procedures for the Portfolio to determine whether Assignments and Participations purchased by the Portfolio are liquid or illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Pursuant to those procedures, these securities will not be considered illiquid so long as it is determined by the Portfolio's sub-adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that the Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio's assets invested in illiquid assets would increase.
2
          Preferred Stock. The High Yield Bond Portfolio and the Core PLUS Total Return Portfolio each may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and
3
                                       7
4
5
perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
6
          Convertible Securities. The High Yield Bond Portfolio and the Core PLUS Total Return Portfolio each may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. The High Yield Bond Portfolio will treat investments in convertible debt securities as debt securities for purposes of its investment policies.
7
          Pay-in-kind Bonds. The High Yield Bond Portfolio and the Core PLUS Total Return Portfolio each may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the High Yield Bond Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the High Yield Bond Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
8
          Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Each Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks. 9
          The Index Master Portfolio may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired by the Index Master Portfolio if the bank has assets in excess of $1 billion.
0
          To the extent consistent with their investment objectives, the Money Market and Bond Portfolios (except the Tax-Free Portfolios) may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Bond Portfolios and
1
                                       8
2
3
the Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.
4
          Mortgage Related and Asset-Backed Securities. The Balanced and Bond Portfolios (except the Tax-Free Portfolios) may make significant investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.
5
          Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.
6
          Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.
7
          The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the maturity of mortgage-related and other asset-backed securities held by the Portfolio will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.
8
          The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.
9
          The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") or Midland Loan Services, Inc. ("Midland") (or Sears Mortgage if PNC Mortgage succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates.
0
                                       9
1
2
          The GNMA Portfolio will invest primarily in GNMAs, and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.
3
          The GNMA Portfolio may acquire several types of mortgage-related securities. GNMAs are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages.
4
          To maintain greater flexibility, the GNMA Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.
5
          Although under normal market conditions they do not expect to do so, each Money Market Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies.
6
          There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
7
          The Bond Portfolios and the Balanced Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO and REMIC interests. The Portfolios do not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.
8
                                       10
9
0
      Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
1
      The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
2
      Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
3
      A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
4
      FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
5
      For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."
6
      U.S. Government Obligations. The Balanced and Bond Portfolios (and, to the extent consistent with their investment objectives, the Money Market Portfolios) may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts ("TIGRs") and certificates of accrual on Treasury certificates ("CATs")). The Balanced Portfolio may purchase these certificates, as well as Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S.
7
                                       11
8
9
Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.
0
      Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.
1
      The Index Master Portfolio may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.
2
      Supranational Organization Obligations. The Portfolios may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.
3
      Lease Obligations. The Portfolios (other than the Index Master Portfolio) may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").
4
      The Sub-Adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Sub-Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.
5
      The Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the sub-adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a "nonappropriation" lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.
6
      Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase a Portfolio's operating expenses and adversely affect the net asset value of a Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not
7
                                       12
8
9
have the right to take possession of the assets. Any income derived from a Portfolio's ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.
0
      Commercial Paper. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"). The Non-Money Market Portfolios, except the High Yield Bond Portfolio and the Index Master Portfolio, may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by a Portfolio's adviser or sub-adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. The High Yield Bond Portfolio may purchase commercial paper of any rating. The Index Master Portfolio may purchase commercial paper rated (at the time of purchase) "A-1" or better by S&P or "Prime-1" by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated "Aaa" by Moody's or "AAA" by S&P, and having a maximum maturity of nine months. These ratings symbols are described in Appendix A.
1
      Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.
2
      Repurchase Agreements. Each Equity and Bond Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.
3
      Each Money Market Portfolio may enter into repurchase agreements. The securities held subject to a repurchase agreement by a Money Market Portfolio may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months.
4
      The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.
5
      The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities
6
                                       13
7
8
underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
9
      Certain of the Money Market Portfolios may enter into repurchase agreements involving IO or PO securities related to CMOs issued by U.S. Government agencies and instrumentalities. IOs and POs are subject to the risks described in "-Stripped and Zero Coupon Obligations" and CMOs are subject to the risks described in "-Mortgage Related and Asset-Backed Securities" above.
0
      The Index Master Portfolio may enter into repurchase agreements, but will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. The Index Master Portfolio will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets and is approved by the Investment Committee of Dimensional Fund Advisors Inc. ("DFA"). DFA will monitor the market value of transferred securities plus any accrued interest thereon so that the value of such securities will at least equal the repurchase price. The securities underlying the repurchase agreements will be limited to U.S. Government and agency obligations described under "U.S. Government Obligations" above.
1
      Investment Grade Debt Obligations. Each of the Money Market Portfolios may invest in securities in the two highest rating categories of NRSROs. The Non-Money Market Portfolios, except the Index Master Portfolio and the Intermediate Government Bond, Government Income and GNMA Portfolios, may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Portfolio's adviser or sub-adviser. The Intermediate Government Bond, Government Income and GNMA Portfolios may invest in debt securities rated Aaa by Moody's or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio's adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.
2
      The Index Master Portfolio may invest in non-convertible corporate debt securities which are issued by companies whose commercial paper is rated "Prime-1" by Moody's or "A-1" by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least "AA" by S&P or "Aa2" by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Index Master Portfolio's investment adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least "AA" or "Aa2."
3
      See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.
4
      Non-Investment Grade Securities. Each of the High Yield Bond, Low Duration Bond and the Core PLUS Total Return Portfolios may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds."
5
      High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies' evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated "Ba" or lower by Moody's or "BB" or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield securities are considered to
6
                                       14
7
8
be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
9
      While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.
0
      During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio's net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.
1
      The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.
2
      The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.
3
      When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio's liquid securities may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may significantly increase.
4
      The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not 5
                                       15
6
7
always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities the Portfolio holds. Because of this, the Portfolio's performance may depend more on the sub-adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix A.
8
      In selecting non-investment grade securities, the sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.
9
      In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio's rate of return is based.
0
      The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.
1
      Each of the High Yield Bond and the Core PLUS Total Return Portfolios may invest in securities rated in the category "C" and above or determined by the sub-adviser to be of comparable quality. Securities rated "C" are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions. 2
      Mezzanine Investments. The High Yield Bond Portfolio may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
3
      Collateralized Bond Obligations. The High Yield Bond Portfolio may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.
4
      When-Issued Purchases and Forward Commitments. Each Portfolio (other than the Index Master Portfolio) may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment," including "TBA" (to be announced) basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.
5
      When a Portfolio agrees to purchase securities on this basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the 6
                                       16
7
8
Portfolio's commitments. It may be expected that the market value of a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Portfolio expects that its forward commitments and commitments to purchase when-issued or TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.
9
      If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.
0
      When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
1
      The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
2
      Rights Offerings and Warrants to Purchase. Each Equity Portfolio (except the Index Master Portfolio, which may only acquire warrants as a result of corporate actions involving its holdings of other equity securities), the Core PLUS Total Return Portfolio and the High Yield Bond Portfolio (in connection with its purchase of mezzanine investments) may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.
3
      Foreign Investments. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.
4
      A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations.
5
      In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.
6
                                       17
7
8
      The International Bond Portfolio will invest primarily, and the High Yield Bond Portfolio may invest, in debt securities of foreign issuers and foreign currencies. Each of the Managed Income and Core Bond Total Return Portfolios may invest up to 10% of its total assets and each of the Low Duration Bond and the Core PLUS Total Return Portfolios may invest up to 20% of its total assets in debt securities of foreign issuers. These investments may be on either a currency hedged or unhedged basis, and may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, each Bond Portfolio may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio's performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under "Interest Rate and Currency Transactions" and "Options and Futures Contracts."
9
      To maintain greater flexibility, a Bond Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including volatility and illiquidity.
0
      Foreign investments of the Bond Portfolios may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the European Currency Unit (ECU); and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.
1
      The International Emerging Markets Portfolio will invest its assets in countries with emerging economies or securities markets. The High Yield Bond Portfolio may invest up to 10% of its total assets in securities of emerging markets issuers, although typically it will not hold any of these investments. The International Bond Portfolio may also invest in emerging markets issuers. The Core PLUS Total Return Portfolio may invest its assets in countries with emerging economies or securities markets. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.
2
      The expense ratios of the Portfolios investing significantly in foreign securities can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.
3
      Brady Bonds. The High Yield Bond Portfolio's and the Core PLUS Total Return Portfolio's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank
4
                                       18
5
6
loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the High Yield Bond Portfolio may purchase have no or limited collateralization, and the High Yield Bond Portfolio will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Portfolio may invest are likely to be acquired at a discount.
7
      ADRs, EDRs and GDRs. Each Equity Portfolio (other than the Index Master Portfolio) and the Core PLUS Total Return Portfolio may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under "Foreign Investments."
8
      The Euro. On January 1, 1999, 11 European countries implemented a new currency unit, the Euro, which is expected to replace the existing national currencies of these countries by July 1, 2001, and to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank.
9
      Although it is not possible to predict the impact of the Euro implementation plan on the Portfolios, the transition to the Euro may change the economic environments and behavior of investors, particularly in European markets. For example, investors may begin to view those countries using the Euro as a single entity, and the Portfolios' adviser or sub-adviser may need to adapt its investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.
0
      Options and Futures Contracts. To the extent consistent with its investment objective, each Equity and Bond Portfolio (other than the Index Master Portfolio) may write (i.e. sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Bond, International Equity, International Emerging Markets and International Small Cap Equity Portfolios, cross-hedging. Each of the International Equity, International Emerging Markets, International Small Cap Equity, Low Duration Bond, Core PLUS Total Return, Managed Income, International Bond, and High Yield Bond Portfolios may also purchase exchange-listed and over-the-counter put and call options on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities, or, in the case of the International Equity, International Emerging Markets, International Small Cap Equity, Low Duration Bond, Core PLUS Total Return, Managed Income, International Bond, and High Yield Bond Portfolios, foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of
1
                                       19
2
3
4
purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). There is no limit on the amount of a Portfolio's assets that can be put at risk through the use of options. Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.
5
6
7
      Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.
8
      When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.
9
      There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
0
      To the extent consistent with its investment objective, each Equity and Bond Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts, index futures contracts, or foreign exchange futures contracts as applicable) to commit funds awaiting investment or maintain cash liquidity or, except with respect to the Index Master Portfolio, for other hedging purposes. These instruments are described in Appendix B to this Statement of Additional Information. The value of a Portfolio's futures contracts and options on futures contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions
1
                                       20
2
3
4
plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets. There is no limit on the amount of a Portfolio's assets that can be put at risk through the use of futures contracts.
5
      To maintain greater flexibility, each of the High Yield Bond and the Core PLUS Total Return Portfolios may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.
6
      Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.
7
      A Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.
8
      The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
9
      The Fund intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolios from registration as a "commodity pool operator."
0
      Interest Rate Transactions and Currency Swaps. The Balanced and Bond Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.
1
      In order to protect against currency fluctuations, the Low Duration Bond, Core PLUS Total Return, Managed Income, International Bond, and High Yield Bond Portfolios may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolios and another party to make or receive payments in specified currencies.
2
      The Bond and Balanced Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.
The
3
                                       21
4
5
International Bond Portfolio may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.
6
      A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. 7
      A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap on a daily basis and will deliver an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any interest rate or currency swap unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's.
8
      A Portfolio will enter into currency or interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Portfolio's adviser or sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they are less liquid than swaps.
9
      Foreign Currency Transactions. Each of the Low Duration Bond, Core PLUS Total Return, Managed Income, International Bond, and High Yield Bond Portfolios may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Portfolios may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging). The Portfolios may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts").
0
      Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
1
      Second, when a Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential
2
                                       22
3
4
gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.
5
      A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold both French government bonds and German government bonds, and the Adviser or Sub-Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.
6
      In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.
7
      A separate account of a Portfolio consisting of liquid assets equal to the amount of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.
8
      Stand-by Commitments. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.
9
      Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a sub-adviser's opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.
0
      Municipal Investments. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities
1
                                       23
2
3
include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
4
      Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.
5
      Each Tax-Free and Municipal Portfolio and the Core PLUS Total Return Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates. The Tax-Free and Municipal Portfolios may also invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.
6
      The amount of information regarding the financial condition of issuers of Municipal Obligations may be less extensive than the information for public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited. In addition, Municipal Obligations purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to a Tax-Free Portfolio and affect its share price.
7
      Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.
8
      Tax-Exempt Derivatives. The Municipal Money Market Portfolios and the Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios (collectively, the "Money and Non-Money Market Municipal Portfolios") and the Core PLUS Total Return Portfolio may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. It is intended that any such tax-exempt derivatives held by the New Jersey Municipal Money Market Portfolio and the New Jersey Tax-Free Income Portfolio shall comply with the requirements of N.J.S.A. 54A:6-14.1. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities' fixed coupon rate and the rate that would cause the securities, coupled with the tender option,
9
                                       24
0
1
to trade at par on the date of a rate adjustment. A participation interest gives the Fund an undivided interest in a Municipal Obligation in the proportion the Fund's participation bears to the total principal amount of the Municipal Obligation, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments. The purchase of an interest in the trust can be financed through the trust at short term municipal interest rates in which the fund receives the difference of the underlying coupon and short term municipal rates. Since the fund borrows money in order to finance this trade it should be considered "leverage." The Money and Non-Money Market Municipal Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. It is intended that any such tax-exempt derivatives held by the New Jersey Municipal Money Market Portfolio and the New Jersey Tax-Free Income Portfolio shall comply with the requirements of N.J.S.A. 54A:6-14.1. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.
2
      Tax-Exempt Preferred Shares. The Non-Money Market Municipal Portfolios and the Core PLUS Total Return Portfolio may invest in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed below. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Non-Money Market Municipal Portfolios will treat investments in tax-exempt preferred shares as investments in municipal bonds.
3
      Securities Lending. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or (except for the Index Master Portfolio) irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.
4
      A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) "first tier" quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO's, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e. CD's, BA's and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated
5
                                       25
6
7
money market funds. Any such investments must be rated "first tier" and must have a maturity of 397 days or less from the date of purchase.
8
      While the Index Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Index Master Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of the Index Master Portfolio's total assets. In connection with such loans, the Index Master Portfolio will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Index Master Portfolio will be able to terminate the loan at any time, will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believes that this risk can be controlled through careful monitoring procedures.
9
      Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio's adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of unrated securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.
0
      Investment Companies. In connection with the management of their daily cash positions, the Equity Portfolios (other than the Index Master Portfolio) and the Core PLUS Total Return Portfolio may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. Such Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The Bond Portfolios may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The International Equity, International Emerging Markets, International Small Cap Equity and the Core PLUS Total Return Portfolios may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. The Index Equity Portfolio may also invest in Standard & Poor's Depository Receipts (SPARS) and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500(R) Index. Securities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.
1
      The Money Market Portfolios may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.
2
      Each Portfolio, other than the Index Equity Portfolio, currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.
3
      Stripped and Zero Coupon Obligations. To the extent consistent with their investment objectives, the Bond Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the
4
                                       26
5
6
future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid. The International Bond Portfolio also may purchase "stripped" securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.
7
      SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest ("IO" or interest-only), while the other class receives all of the principal ("PO" or principal-only). However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.
8
      Each Bond Portfolio and the Balanced Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Taxes."
9
      Guaranteed Investment Contracts. The Bond Portfolios and the Money Market Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.
0
      Dollar Roll Transactions. To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Balanced Portfolio and each Bond Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.
1
      Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be
2
                                       27
3
4
restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
5
      Short Sales. The Balanced and Bond Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.
6
      Interest Rate and Extension Risk. The value of fixed income securities in the Balanced and Bond Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets will vary. Although the Bond Portfolios' sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated for that section, there can be no assurance that it will be able to do so at all times.
7
      Liquidity Management. Each Money Market Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios' sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of a Portfolio's assets will be held uninvested. Uninvested cash reserves will not earn income.
8
      As a temporary defensive measure if its sub-adviser determines that market conditions warrant, each Equity Portfolio (other than the Index Master Portfolio) may invest without limitation in high quality money market instruments. The Equity Portfolios may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. The Balanced Portfolio may also invest in these securities in furtherance of its investment objective. The Index Master Portfolio may invest a portion of its assets, normally not more than 5% of its net assets, in certain short-term fixed income obligations in order to maintain liquidity or to invest temporarily uncommitted cash balances. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.
9
      Illiquid Securities. No Equity or Bond Portfolio will invest more than 15% (10% with respect to the Index Master Portfolio) and no Money Market Portfolio will invest more than 10% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. Each Equity, Bond and Money Market Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.
0
      Guarantees. A Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer's payment obligations under a security if the issuer is unable to do so. 1
      Portfolio Turnover Rates. A Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. Higher than normal portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage
2
                                       28
3
4
commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Portfolio's securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect a Portfolio's performance.
5
      Special Consideration Regarding the Ohio Tax-Free Income Portfolio. The Ohio Tax-Free Income Portfolio will not trade its securities for the purpose of seeking profits. For purposes of this policy, the Portfolio may vary its portfolio securities if (i) there has been an adverse change in a security's credit rating or in that of its issuer or in the adviser's or sub-adviser's credit analysis of the security or its issuer; (ii) there has been, in the opinion of the adviser and sub-adviser, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of Ohio Municipal Obligations, or a change or anticipated change in interest rates;
(iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable the sale of such security or securities in anticipation of the Portfolio's repurchase of the same or comparable securities at a later date; or (iv) the adviser or sub-adviser engages in temporary defensive strategies.
6
              SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS
7
      This information regarding the State-Specific Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.
8
      Special Considerations Regarding Investments in Ohio State-Specific Obligations. The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios (the "Ohio Portfolios") will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio State-Specific Obligations"). The Ohio Portfolios are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio State-Specific Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.
9
      Generally, the creditworthiness of Ohio State-Specific Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.
0
      There may be specific factors that at particular times apply in connection with investment in particular Ohio State-Specific Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio State-Specific Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.
1
      Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.
2
3
      While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.
4
                                       29
5
6
      In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%). The unemployment rate and its effects vary among geographic areas of the State.
7
      There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio State-Specific Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.
8
      The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current FY. Those procedures include general and selected reductions in appropriations spending.
9
      The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.
0
      Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.
1
      A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to its replenishment, $21 million was deposited in the BSF.
2
      The 1994-95 biennium presented a more affirmative financial picture. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, which, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF ($535.2 million) and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.
3
      From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the 1996-97 biennium-ending $834.9 million GRF fund balance, $250 million went to school buildings, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to the State income tax reduction fund.
4
      The 1998-99 biennium ending GRF balances were $1.5 billion (cash) and $976 million (fund). Of that fund balance, $325.7 million was transferred to school building assistance, $46.3 million to the BSF, $90 million for
5
                                       30
6
7
classroom computers and interactive video distance learning, and the remaining amount to the State income tax reduction fund.
8
          The State's financial situation varied substantially in the recently ended 2000-01 biennium. The GRF appropriations act for the then current 2000-01 biennium (one for all education purposes, and one for general GRF purposes) were passed in June 1999 and promptly signed (after selective vetoes) by the Governor. From the June 30, 2000 FY ending GRF fund balance of over $855 million transfers were made in amounts of $610 million to the income tax reduction fund and $49 million to the BSF (increasing its balance to over $1 billion).
9
          The Governor announced in late March 2001 new preliminary lowered revenue estimates for the then current FY (ending June 30, 2001) and for FYs 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, and higher than previously projected Medicaid expenditures, significant steps were taken to ensure the positive GRF ending fund balance at June 30, 2001. Those steps included reductions in expenditures and appropriations spending, and OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance). The State ended FY 2001 with a GRF cash balance of over $817 million and fund balance of over $219 million making that transfer unnecessary.
0
          None of the spending reductions over the years were applied to appropriations needed for debt service or lease rentals relating to any State obligations.
1
          Lengthy and rigorous consideration was given to revenues and expenditures for the new FYs 2002 and 2003. Included in that consideration were the OBM projections for the biennium of continuing lower than anticipated levels of revenues and higher than anticipated Medicaid expenses. Another key consideration was compliance with the then imminent school funding court order discussed below.
2
          The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and Senate, and in the act as passed and signed. The same is true for the separate appropriations acts for the Department of Transportation, Department of Public Safety and Bureau of Workers Compensation, which included lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.
3
          The appropriations act provided for the use of certain reserves, aimed at achieving FY and biennium ending positive fund balances based on estimates and projections at the time of passage. It authorized OBM to transfer, if necessary, $150,000,000 from the BSF (current balance of over $1 billion) to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10,000,000 appropriated from the BSF to an ongoing State emergency purposes fund. Assuming all those transfers were made from the BSF, its balance would be reduced to approximately $855,000,000. As an additional reserve transfer, the entire balance of $100,000,000 may be transferred by OBM in FY 2002 from a Family Services Stabilization Fund to the GRF. Based on the enacted budget, and assuming those transfers being made, OBM had been projecting a positive FY 2002 GRF ending fund balance.
4
          However, the Ohio economy continues to be negatively affected by the national economic downturn and by recent national and international events. On October 16, 2001, OBM announced its revised estimates of revenues and expenditures for the current fiscal biennium. Based on continuing reduced revenue collections in certain categories (particularly sales and personal income taxes), OBM then projected a GRF budget shortfall for the current FY of $709,000,000 and of $763,000,000 for the next FY. Due to the continuing pendency of the school funding litigation (the State's motion for reconsideration has been granted) those revised estimates did not include additional expenditures pursuant to the recent Supreme Court order; as noted below the motion requests reconsideration of the portion of the Court's order that would require an additional substantial but as yet undetermined amount in each FY of this biennium, estimated by OBM to be as much as $1.24 billion each year.
5
                                       31
6
7
          As a first step to achieving a positive GRF ending fund balance for the current FY based on these new OBM estimates, the Governor on October 16 ordered reduced appropriations spending by most State agencies in amounts and manner to be determined by the OBM Director, and limits on hiring and on major purchases. Expressly excepted from the Governor's cutback order are appropriations for or relating to debt service on State obligations. Those announced spending reductions, that would reduce the current FY shortfall by an estimated $224,000,000, are at the annual rate of 6% (being 8.5% for the balance of the FY) for most State agencies (including higher education institutions), with lesser reductions for correctional and mental health institutions. Exemptions from reductions include primary and secondary education and the adjutant general.
8
          Following subsequent extensive considerations by the Governor and the General Assembly, the General Assembly on December 5, 2001 enacted, and the Governor has signed, legislation making budget adjustments for the current and next FY. Those adjustments, together with possible additional Governor-ordered cutbacks, are intended to ensure positive GRF ending fund balances for the current biennium (ending June 30, 2003) and for each of its two FYs, based on then current revenue and expenditure projections by OBM.
9
          More significant aspects of this legislation include: transfer to the GRF of $248 million from the BSF ($191.5 million in FY 2002 and $56.5 million in 2003, in addition to the $150 million transfer provided for in the original appropriations act); temporary reallocation to the GRF of a $260 million portion of tobacco settlement revenues ($125 million in FY 2002, $135 million in 2003, intended to be reimbursed in FYs 2013 and 2014); certain tax-related changes (including accelerating the time for certain payments); legislated reductions in appropriations spending authorizations for the legislative and judicial branches; and authorization to participate in a multi-state lottery game (estimated to generate $41 million in FY 2003).
0
          The Governor and the General Assembly also continue to consider and evaluate actions that may be necessary in response to final Supreme Court action in the school funding case or to subsequent revised revenue or expenditure projections.
1
          An additional appropriations action, affecting most subdivisions and local libraries in the State, caps the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 essentially to the equivalent monthly payment amounts in FYs 2000 and 2001.
2
          The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)
3
          By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment. At November 28, 2001, over $2.46 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($38.6 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($1.17 billion outstanding); (c) the conservation purposes bonds referred to below; and (d) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($141.7 million outstanding, with no more than $50 million to be issued in any one year).
4
          The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.
5
          A constitutional amendment approved by the voters in 1999 authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($513.1 million outstanding as of
6
                                       32
7
8
November 28, 2001) and facilities for state supported and assisted institutions of higher education ($602.6 million outstanding or sold and awaiting delivery). 9
          That 1999 amendment also provided that State general obligation debt and other debt represented by direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.
0
          A constitutional amendment approved by Ohio electors in November 2000 authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50,000,000 in principal amount may be issued in any FY and not more than $200,000,000 in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes will be State general obligations, and those for revitalization purposes will be special obligations of the State payable from particular revenues and receipts designated by the General Assembly.
1
          The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.7 billion of which were outstanding at November 28, 2001.
2
          In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of November 28, 2001) to be approximately $45 million (of which $40.7 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.
3
          A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit). 4
          A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)
5
          State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.
6
          Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2001) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 122 districts (as of October 16, 2001) on voter-authorized income taxes, for significant portions of their budgets.
7
          In a September 6, 2001 opinion the Ohio Supreme Court resolved the litigation that had long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The
8
                                       33
9
0
majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, one of which will have an impact in the current State fiscal biennium, are:
1
     . Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but does require that the new calculations be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM estimates the additional annual cost of this change to the State to be as much as $1.24 billion. The Court has granted the State's motion for reconsideration and clarification of this ordered modification and of its retroactive application. It has also referred to a master commissioner the issues raised in that motion and any other issues the parties and the selected mediator consider appropriate issue for mediation, and stayed the cause pending completion of the settlement conferences.
2
     . The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in FY 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.
3
     Both of these Court-ordered modifications require General Assembly action. It is not possible at this time to state what the results of referral to a master commissioner or of mediation will be, or what the Court's final action on reconsideration will be, or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions. As stated in the conclusion to the majority opinion:
4
             "The state is hereby ordered to implement the changes described....
     Because we have no reason to doubt [State] defendants' good faith, we have concluded there is no reason to retain jurisdiction of the matter before us. If the order receives less than full compliance, interested parties have remedies available to them."
5
     The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.
6
     A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001 four districts sought approximately $3.8 million.
7
     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.
8
     For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) As of November 28, 2001, nine municipalities were in "fiscal emergency" status and three in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision was applied to eight districts with four on preliminary "fiscal watch" status.
9
     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property
0
                                       34
1
2
taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.
3
     Special Considerations Regarding Investment in Pennsylvania State-Specific Obligations. The concentration of investments in Pennsylvania State-Specific Obligations by the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania.
4
     Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following nine years. As of June 30, 2000, the General Fund had a surplus of $4,263 million. A relatively high proportion of persons 65 and older in the Commonwealth, court ordered increases in healthcare reimbursement rates and higher correctional program costs place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth's debt burden remains moderate. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing positions.
5
     Pennsylvania has historically been dependent on heavy industry, although declines over the past thirty years in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.
6
     The population of Pennsylvania experienced a slight increase in the period 1990 through 2000, and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 79% of the 1990 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise approximately 44% of the Commonwealth's total population.
7
     The Commonwealth utilizes the fund method of accounting and over 110 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare and transportation.
8
     The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although a negative balance was experienced applying generally accepted accounting principles ("GAAP") in the General Fund for fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses in subsequent years; and as of June 30, 2000, the General Fund had a surplus of $4,263 million. The deficit in the Commonwealth's unreserved/undesignated funds also had been eliminated.
9
     Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion; (b) two corporations have challenged different aspects of the Pennsylvania capital stock/franchise tax; and (c) the School District of Philadelphia and others have brought suit in Federal court to declare the Commonwealth's system of funding public schools to be racially discriminatory and therefore illegal; by agreement of the parties that suit is in civil suspense.
0
                                       35
1
2
          The City of Philadelphia (the "City") experienced severe financial difficulties during the early 1990's which impaired its access to public credit markets. The City experienced a series of general fund deficits for fiscal years 1988 through 1992. Legislation was enacted in 1991 to create an Intergovernmental Cooperation Authority (the "Authority") to provide deficit reduction financing and fiscal oversight for Philadelphia. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperation agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City. Philadelphia currently is operating under a five year plan approved by the Authority on May 15, 2001. The audited balance of the City's General Fund as of June 30, 2000 was approximately $295.1 million.
3
          The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994, and its power to issue debt to finance a cash flow deficit expired December 31, 1996. Its ability to refund outstanding bonds is unrestricted. The Authority had $959.4 million in special revenue bonds outstanding as of June 30, 1999.
4
          Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth "Aa2," Standard & Poor's has rated such bonds "AA" and Fitch has rated such bonds "AA." There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.
5
          Special Considerations Regarding Investment in North Carolina Tax-Exempt Obligations. The concentration of investments in North Carolina Tax-Exempt Obligations by the North Carolina Municipal Money Market Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the North Carolina Municipal Money Market Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina, and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the issuance of North Carolina Tax-Exempt Obligations and other sources that are generally available to investors. No independent verification has been made of the following information.
6
          The State of North Carolina (the "State") has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., a gift tax, freight car tax, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.
7
          Fiscal year 1999-2000 ended with a positive General Fund balance of $447.5 million. Along with additional reserves, $37.5 million was reserved in the Savings Reserve Account, $117.7 million was reserved in the Retirees' Health Premiums Reserve, $7.1 million was reserved in the Repairs and Renovations Reserve Account, and $1.1 million was reserved the Clean Water Management Trust Fund. Additionally, $240.0 million was reserved in the Intangibles Tax Refunds Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 1999-2000. The ending General Fund balance did not include $541.9 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds were to be expended during subsequent fiscal years.
8
          On May 1, 2001, the State Office of State Budget, Planning and Management and the Fiscal Research Division of the State General Assembly estimated there would be a General Fund revenue shortfall of $697.1 million from the authorized 2000-2001 fiscal year budget, and a total budget shortfall for fiscal year 2000-2001 of approximately $850 million. The shortfall was attributed to four major factors: (1) the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 budget year that should have been refunded in the prior year, creating a corresponding decrease in revenues; (2) the State was required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance
9
                                       36
0
1
companies and involving the intangibles tax previously levied by the State, creating an $18.3 million reduction in individual income taxes and a $45 million reduction in privilege taxes; (3) the State's share of the federal Medicaid program generated expenses approximately $108 million greater than the budgeted appropriation for this purpose; and (4) decreased revenues attributable to a general slow down of the national economy resulted in a forecasted general revenue shortfall of $300 to $450 million, particularly affecting revenues from taxes associated with the State's manufacturing sector. Also, the general economic slow down and its effects on the capital markets are expected to lead to decreases in taxes attributable to capital gains income. The slow down has resulted in decreased forecasted revenues in several categories, including individual income taxes, corporate income taxes, and sales taxes.
2
          In response to the budget shortfall, the Governor, as Director of the Budget, issued Executive Order #3 directing a number of actions to be taken to assure the State would meet its constitutional requirement of a balanced budget. Particularly, the Governor identified budgetary resources that would cover a budget shortfall of up to approximately $1 billion. These resources consisted of a combination of reversions of unexpended appropriations, the diversion of other resources from their otherwise appropriated use, and the identification and use of available reserves.
3
          As of June 30, 2001, the General Fund revenues, including tax, non-tax, diverted funds, and delayed reimbursements, fell short of estimated revenue by $598.4 million. Individual income tax fell short of estimates by $259.4 million, sales and use tax payments fell short of estimates by $177.7 million, and corporate income and franchise tax payments fell short of estimates by $149.3 million. With lowered available investment balances in the General Fund, investment earnings fell short of estimates by $43.1 million. Nevertheless, as a result of the actions taken pursuant to Executive Order #3, fiscal year 2000-2001 ended June 30, 2001 with a positive General Fund balance of $871.3 million. Along with additional reserves, $157.5 million was reserved in the Savings Reserve Account, and $53.9 million was reserved in the Retirees' Health Premiums Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 2000-2001. The ending General Fund balance included $448.6 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds are to be expended during subsequent fiscal years, and $178.5 million of unexpended budgetary shortfall funds reserved pursuant to the Executive Order #3 restricting State expenditures.
4
          The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2000 was $265.7 million and as of June 30, 2001 was negative $32.4 million.
5
          Extraordinary events occurred during fiscal year 1999-2000 that caused significant stress on the budget for the fiscal year. In the fall of 1999, the State was the victim of two major hurricanes, Dennis and Floyd, in a period of a few weeks. In response to the devastation caused by these storms, a special session of the General Assembly was convened in December 1999 to create relief programs to address the damages, culminating in the enactment of legislation appropriating $836.6 million for disaster relief programs. The General Assembly funded the $836.6 million for Hurricane Floyd relief programs from $228.7 million of reallocated appropriations from department operating budgets and $607.9 million from unspent capital improvement appropriations and reserves, including $286 million from the Budget Stabilization Reserve, and the unappropriated fund balance. In addition, during 1998 and 1999, the State settled two major lawsuits involving taxes held to be illegally collected. The total amount paid for these settlements was $1,239 million, $400 million of which was paid in fiscal year 1998-1999 and another $599 million of which was paid in fiscal year 1999-2000. Additionally, actual revenues received during fiscal year 1999-2000 were below budget due in part to the hurricanes and a major winter storm in early 2000 that paralyzed much of the State for over a week.
6
          On account of the stress caused by these events on the budget for fiscal year 1999-2000, certain adjustments were made to assure that the budget for the fiscal year would remain balanced and to assure that the budget for fiscal year 2000-2001 would be balanced. In addition, approximately $98.7 million of tax refunds not paid before June 30, 2000 resulted in overstated revenues for fiscal year 1999-2000 by that amount. Due to the presence of these revenues, additional adjustments to balance the budget for fiscal year 1999-2000 were not required. The payment of these refunds after June 30, 2000 resulted in a decrease in revenues for fiscal year 2000-2001 by a like amount. In the past, payments for teacher salaries for services rendered in a fiscal year have been
7
                                       37
8
9
0
funded as an expenditure in that fiscal year's budget, even though payments would be made after June 30. The State deferred funding of $271 million required for the payment of teacher salaries to be paid after fiscal year 1999-2000 to fund a reserve to pay the final $240 million settlement payment on one of the lawsuits referred to above. This final payment settling these cases was made by the State on July 10, 2000. In the budget for fiscal year 2000-2001, the State reduced by $252 million the budgeted contributions to the State plans for employee's retirement ($191.3 million), retiree health benefits ($50 million), and death benefits ($10.9 million). This reduction was provided from the realization of a portion of the gains from the investment of amounts previously contributed to the plans and excess available reserves set aside for this purpose.
1
          On June 30, 2000, the General Assembly adopted a $14.1 billion budget for fiscal year 2000-2001, an increase of 4.1% from the previous year, with no new taxes or tax relief, although a streamlined sales tax collection system was implemented to improve collections, particularly as to out-of-state catalog and internet sales. Continuing to focus on education, the General Assembly approved a $3.1 billion bond referendum for construction and renovation at the State's 16 university campuses and 59 community colleges. North Carolina's citizens approved the $3.1 billion bond package - the largest in State history - on November 7, 2000. The bonds will be issued over five years and paid back over 20 years. The General Assembly also authorized 6.5% raises for teachers in the public schools, bringing the State's teachers' salaries up to the national average. State employees received 4.2% raises and $500 bonuses disbursed in October 2000. The General Assembly placed $170 million over the next two years in reserve to help cover expected cost increases in the state employee's health insurance plan, and an additional $120 million was set aside to replenish the depleted State Emergency Reserves. The General Assembly also placed in reserve $100 million for the Repairs and Renovations Reserve Account, $14.9 million in the Reserve for Capital Improvements, $120 million in the Savings Reserve Account, and $30 million in the Clean Water Management Trust Fund.
2
          On August 24, 2000, the State Supreme Court issued an order in the Chrysler Credit case denying the State's request for discretionary review of a decision of the State Court of Appeals. As a result, the State was required to refund $20,511,000 of taxes previously paid by Chrysler. On November 1, 2000, the State Court of Appeals issued an order accepting the State's motion to dismiss an appeal previously filed by the State in the Ford Motor Credit case. As a result, the State was required to refund $38,233,000 of taxes previously paid by Ford.
3
          On September 21, 2001, the General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contains several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increases spending on education and human services while trimming 400 positions from the State's payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff receive a 1.25% salary increase. Each state employee will get a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the governor to use to provide incentives in the recruitment of industries to the State. The budget establishes a mental health trust fund and provides $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.
4
          General Fund revenue collections have lagged expectations so far in fiscal year 2001-2002. General Fund tax and non-tax revenues are $195.5 million behind projections through November 30, 2001, and are expected to be short of projections by $450 million to $900 million by June 30, 2002. Most of this shortfall can be attributed to the general slow down of the national and State economies affecting revenues from taxes associated with the State's manufacturing sector and capital gains income, particularly following the terrorist attacks in New York and Washington, D.C. on September 11, 2001. Additionally, current estimates for Medicaid services for fiscal year 2001-2002 indicate a shortfall of between $100 million to $109 million through November 30, 2001. Therefore, the
5
                                       38
6
7
General Fund budget may experience a budget shortfall comparable to the 2000-2001 fiscal year. The General Fund budget will be balanced at the end of the fiscal year ending June 30, 2002, and the State Office of State Budget and Management has implemented a plan to cover the budgetary shortfall.
8
          Under the State's constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.
9
          The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government's relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.
0
          In 1998, the State approved a settlement agreement with the major tobacco companies for reimbursement of its smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to this settlement agreement. In order to help communities in North Carolina injured by the decline of tobacco, the General Assembly has established a foundation which will receive 50% of these settlement payments. During the 2000-2001 fiscal year, this foundation awarded $5.1 million in grants to 34 organizations, and as of June 30, 2001, had an unreserved fund balance of $167.1 million. A trust fund for tobacco farmers and quota holders and another trust fund for health programs will each receive one-quarter of the remaining settlement payments. As of June 30, 2001, these two trust funds had unreserved fund balances of $73.8 million and $85.6 million, respectively. North Carolina has also entered into a separate $1.9 billion settlement with the major tobacco companies on behalf of tobacco farmers and quota holders. Payments into the National Tobacco Growers Settlement Trust are expected to average $155 million per year over a 12-year period which began in 1999.
1
          The economic profile of the State consists of a combination of industry, agriculture, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,974,800 jobs as of October 2001. The largest segment of jobs was approximately 1,060,200 in services, followed by 915,300 in wholesale and retail trade, and 725,800 in manufacturing. Based on October 2001 data from the United States Bureau of Labor Statistics, the State ranked eleventh among the states in non-agricultural employment, thirteenth in services employment, eleventh in wholesale and retail trade employment, and eighth in manufacturing employment. During the period from 1990 to 2000, per capita income in the State grew from $17,367 to $26,842, an increase of 54.6%. As determined by the North Carolina Employment Security Commission, the seasonally adjusted unemployment rate in October 2001 was 5.5% of the labor force, as compared to the nationwide unemployment rate for October 2001 of 5.4%. The labor force has grown from 3,401,000 in 1990 to 4,033,600 as of October 2001, an increase of 18.6%. The labor force has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy.
2
          No litigation of any kind is now pending (either in State or federal courts) or, to the knowledge of the Department of State Treasurer, threatened to restrain or enjoin the issuance or delivery of any North Carolina Tax-Exempt Obligations or in any manner questioning the proceedings or authority under which any North Carolina Tax-Exempt Obligations are issued or affecting the validity of any North Carolina Tax-Exempt Obligations. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.
3
          1. Leandro, et al. v. State of North Carolina and State Board of Education - School Funding. In 1994, students and boards of education in five counties in the State filed suit in superior court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein
4
                                       39
5
6
intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties' systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court's conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff's county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. The trial court continues to develop a strategic plan for improving educational opportunities for needy students. The State filed an appeal of these rulings, which resulted in the trial court's re-opening the trial and calling additional witnesses. That proceeding took place in the Fall of 2001. The result of this last proceeding is unknown at this time; however, the cost of future programs which the trial court may order could exceed $100 million.
7
          2. N.C. School Boards Association, et al. v. Harlan E. Boyles, State Treasurer, et al. - Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84 million. On December 14, 2001, the trial court found in favor of plaintiffs and ordered State agencies to pay to local school boards approximately $150 million in fines previously collected. Additionally, the trial court ordered that future fines of approximately $75 million annually be paid directly to local school boards rather than to the State agencies levying such fines. The State has announced it will appeal this decision, and the trial court has stayed its judgment pending final appeal. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the outstanding claims.
8
          3. Faulkenbury v. Teachers' and State Employees' Retirement System, Peele v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System -- Disability Retirement Benefits. Plaintiffs are disability retirees who brought class actions in State court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The trial court ruled in favor of plaintiffs. The trial court's order was affirmed by the North Carolina Supreme Court in 1997. The case went back to the trial court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there have been two appeals to the appellate courts concerning calculation of the retroactive benefits, one of which has not been finally resolved. Plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeal. Payments have been made by the State of approximately $84 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $30 million. All retroactive payments and future benefit payments are payable from the funds of the retirement systems.
9
          4. Southeast Compact Commission - Disposal of Low-Level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys' fees. The United States Supreme Court denied the Compact's petition in August 2001. The State expects the Compact to continue this litigation in another forum. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on this matter.
0
                                       40
1
2
         The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose any proceedings that are expected by the North Carolina Attorney General to materially adversely affect the State's ability to meet its financial obligations.
3
         In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. The offering of the remaining $755 billion of these authorized bonds is anticipated to occur over the next two to four years.
4
         On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State's municipalities, and fund programs to reduce pollution in the State's waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State's rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds and natural gas facilities bonds and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. A total of $765 million of these authorized bonds remains unissued.
5
         On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. A total of $2.85 billion of these authorized bonds remains unissued.
6
         Hurricane Floyd struck North Carolina on September 16, 1999, causing significant flood and wind damage and some loss of life. The effects of the storm and its aftermath have been, and continue to be, felt in the eastern part of the State, Federal and State disaster recovery and relief efforts are ongoing to assist victims of the storm. The final estimate of property damage caused by the storm and its aftermath is $6 billion.
7
         In the opinion of the Offices of the Governor and the State Treasurer, notwithstanding the devastation caused by Hurricane Floyd, the storm and its consequences should not have a material adverse impact upon the ability of the State to meet its financial obligations, including timely payment of principal and interest on the Municipal Bonds.
8
         Currently, Moody's, Standard & Poor's and Fitch rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively.
9
         Special Considerations Regarding Investment in Virginia State-Specific Obligations. The Virginia State-Specific Money Market Portfolio will invest primarily in Virginia State-Specific Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Portfolio. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.
0
                                       41
1
2
         The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C. and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii.
3
         According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty-one states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or other work stoppages. Virginia is also one of the least unionized among the industrialized states.
4
         Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.
5
         General Fund revenues are principally comprised of direct taxes. In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, public service corporations and premiums of insurance companies. Historically, balances in the General Fund have decreased in some years, for example in fiscal year 1995, as a result of an increase in transfers from the General Fund, and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999 and 2000. In fiscal year 2001, the General Fund revenues and other sources were less than expenditures and other uses by $661.2 million, resulting in a 35.6 percent decrease in the General Fund balance over fiscal year 2000. Overall revenue increased by 2.9 percent, mainly in individual income tax revenues, and non-tax revenues grew by 11.3 percent. Overall expenditures grew at a rate of 9.7 percent in fiscal year 2001, compared to 9.8 percent in fiscal year 2000. The fiscal year 2001 amounts are unaudited.
6
         In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia. The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.
7
         The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:
8
         Section 9(a) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year and such debt shall mature within 12 months from the date such debt is incurred.
9
                                       42
0
1
         Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.
2
         Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.
3
         Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The repayment of debt issued by the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program, the Virginia College Building Authority 21st Century Program, the Innovative Technology Authority and the Virginia Biotechnology Research Park Authority is supported in large part by General Fund appropriations.
4
         The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.
5
         Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.
6
         Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority bonds, Virginia Public School Authority bonds and the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.
7
         As of June 30, 2000, local government in Virginia was comprised of 95 counties, 40 incorporated cities, and 168 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.
8
         Most recently, Moody's has rated the long-term general obligation bonds of Virginia Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings
9
                                       43
0
1
are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.
2
         The Commonwealth is currently in the process of documenting the overall economic impact and cost of the terrorist attacks of September 11. The initial assessment of the direct costs of the emergency response, business interruption costs in Northern Virginia (surrounding the temporary closure at Reagan National and Dulles Airports) and overall economic impact on the Commonwealth is in excess of $200 million through September 30, 2001. Based on this initial assessment, the Commonwealth has requested federal assistance to cover these costs. The terrorist attack on the Pentagon, the temporary closure of Reagan National Airport, and the military deployment from the Hampton Roads area are expected to have a negative impact in the short term on Virginia's overall economy, particularly tourism and the hospitality industry. This impact will include reduced sales and income tax receipts and increased unemployment costs. At present it is not possible to quantify with any certainty the long-term economic impact to the Commonwealth or any offset that may result from recovery or rebuilding activities and federal assistance.
3
         Special Considerations Regarding Investment in New Jersey State-Specific Obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.
4
         StateFinance/Economic Information. New Jersey is the ninth largest
         ---------------------------------
state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.
5
         With strong labor market conditions, New Jersey's personal income increased at a pace of 7.3% percent in 2000, substantially stronger than the 4% rate in 1999. The strong economy also led to a retail sales growth of almost 9.0%, just slightly lower than the 1999 rate. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durables. In 2000, home building decreased slightly from the level of 1999 which was an 11 year high.
6
         Economic performance in calendar year 2001 through June has moderated from the peak levels of 2000 as New Jersey parallels the national slow-down. The latest November economic forecasts for the national and New Jersey economics project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. It is possible that New Jersey and the nation may experience further near-term contraction of the economy and the expected recovery may be delayed into late 2002 if consumers, investors and businesses remain more cautious than currently assumed.
7
         New Jersey's Budget and Appropriation System. New Jersey operates on a
         --------------------------------------------
fiscal year ending on June 30, The General Fund is the fund into which all New Jersey revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund, which includes revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 1998 was $228.2 million, for fiscal year 1999 was $276.1 million and for fiscal year 2000 was 187.7 million. For fiscal year 2001, the balance in the undesignated General Fund is estimated to be $197.5 million. The estimated balance for fiscal year 2002 is $298.9 million. Such estimates for fiscal year 2001 and 2002 are estimates and reflect the amounts contained in the Fiscal Year 2002 Appropriations Act, P.L. 2001, C. 130. The fund balances are available for appropriation in succeeding fiscal years.
8
         During the course of the fiscal year, the Governor may take steps to reduce New Jersey expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that New Jersey does not incur a deficit. Under the New Jersey Constitution, no supplemental
9
                                       44
0
1
appropriation may be enacted after adoption of an appropriation act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.
2
         General Obligation Bonds. New Jersey finances certain capital projects
         ------------------------
through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds.
3
         The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2001 was $3,470,919,598. The appropriation for the debt service obligation on outstanding projected indebtedness is $493.9 million for fiscal year 2002.
4
         In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2002 the amount appropriated for this purpose is $1,064.3 million.
5
         Tax and Revenue Anticipation Notes. In fiscal year 1992, New Jersey
         ----------------------------------
initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur m the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $1,300,000,000 of such notes for Fiscal Year 2002. New Jersey issued notes in the amount of $830 million on August 29,2001 and $470 million on October 30, 2001. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund and are legally available for such payment.
6
         "Moral Obligation" Financing. The authorizing legislation for certain
         ----------------------------
New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2001, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $763,575,685.00 and fiscal year 2002 debt service subject to "moral obligation" is $53,643,829.91.
7
         New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey
         ----------------------------------------------
Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to pay debt service on its bonds.
8
         South Jersey Port Corporation. New Jersey has periodically provided the
         -----------------------------
South Jersey Port Corporation (the "Port Corporation") with funds to cover debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1997 through 2001, New Jersey has made appropriations totaling $23,228,689.89 which covered deficiencies in revenues of the Port Corporation for debt service.
9
         Higher Education Student Assistance Authority. The Higher Education
         ---------------------------------------------
Student Assistance Authority ("HESAA"), the successor to the Higher Education Assistance Authority pursuant to legislation enacted March, 1999, has not had a revenue deficiency which required New Jersey to appropriate funds to meet its "moral obligation". It is anticipated that the HESAA's revenues will be sufficient to cover debt service on its bonds.
0
         Obligations Guaranteed by New Jersey. The New Jersey Sports and
         ------------------------------------
Exposition Authority ("NJSEA") has issued New Jersey guaranteed bonds of which $71,470,000 were outstanding as of June 30, 2001. To date, the
1
                                       45
2
3
4
NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.
5
         Obligations Supported by New Jersey Revenue Subject to Annual
         -------------------------------------------------------------
Appropriation. New Jersey has entered into a number of leases and contracts
-------------
described below (collectively, the "Agreements") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. However, see the caption "Litigation" for a discussion of Lonegan, et al. v. State of New Jersey, et al., challenging the constitutionality of various State statutes that authorize the issuance by various State authorities and instrumentalities of bonds secured by payments from the State that are subject to annual appropriation by the New Jersey Legislature.
6
         New Jersey Economic Development Authority. Pursuant to legislation, the
         -----------------------------------------
New Jersey Economic Development Authority ("EDA") has been authorized to issue Economic Recovery Bonds, New Jersey Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted during 1992 to finance various economic development purposes. Pursuant to that legislation, the EDA and the New Jersey Treasurer entered into an agreement through which the EDA has agreed to undertake the financing of certain projects and the New Jersey Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey subject to appropriation by the New Jersey Legislature.
7
         The New Jersey Pension Funding Bonds have been issued pursuant to legislation enacted in June 1997 to pay a portion of New Jersey's unfunded accrued pension liability for its retirement system, which together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the unfunded accrued pension liability.
8
         The Market Transition Facility Bonds have been issued pursuant to legislation enacted in June 1994 to pay the current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis.
9
         In addition, New Jersey has entered into a number of leases with the EDA relating to the financing of certain real property, office buildings and equipment for (i) the New Jersey Performing Arts Center; (ii) Liberty State Park in the City of Jersey City; (iii) various office buildings located in Trenton known as the Trenton Office Complex; (iv) a facility located in Trenton; and (v) certain energy saving equipment installed in various New Jersey office buildings. The rental payments required to be made by New Jersey under these lease agreements are sufficient to pay debt service on the bonds issued by the EDA to finance the acquisition and construction of such projects and other amounts payable to the EDA, including certain administrative expenses of the EDA.
0
         Legislation enacted in July 2000 authorizes the EDA to issue bonds to finance New Jersey's share of costs for school facility construction projects. Debt service on the bonds will be paid pursuant to a contract between the EDA and the New Jersey Treasurer. The principal amount of bonds authorized to be issued is $6 billion for the "Abbott" districts, $2.5 billion for all other districts and $ 1 00 million for county vocational school district projects.
1
         New Jersey Building Authority. The New Jersey Building Authority
         -----------------------------
("NJBA") issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the bonds.
2
         New Jersey Educational Facilities Authority. The New Jersey Educational
         -------------------------------------------
Facilities Authority issues bonds pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the
3
                                       46
4
5
development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey's institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities, (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools or boarding schools located within New Jersey to install automatic fire suppression systems.
6
7
         New Jersey Sports and Exposition Authority. Legislation enacted in 1992
         ------------------------------------------
authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer (the "NJSEA State Contract"). Pursuant to the NJSEA State Contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.
8
         State Transportation System Bonds. In July 1984, New Jersey created the
         ---------------------------------
New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of New Jersey pursuant to the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. Pursuant to the TTFA Act, as amended, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. The debt issued by the TTFA are special obligations of the TTFA payable from a contract among the TTFA, the New Jersey Treasurer and the Commissioner of Transportation.
9
         Garden State Preservation Trust. In July 1999, the State established
         -------------------------------
the Garden State Preservation Trust ("GSPT"), an instrumentality of New Jersey, pursuant to the Garden State Preservation Trust Act (the "GSPT Act") for the purpose of preserving open space of farmland and historic properties. Pursuant to the GSPT Act, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. After July 1, 2009, only refunding bonds can be issued. The debt to be issued by the GSPT will be special obligations of the GSPT payable from contracts to be entered into among the GSPT, the New Jersey Treasurer, the Department of Environmental Protection, the New Jersey Agriculture Development Committee and the New Jersey Historic Trust. To date, no debt has been issued by the GSPT under the GSPT Act.
0
         State of New Jersey Certificates of Participation. Beginning in April
         -------------------------------------------------
1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.
1
         New Jersey Supported School and County College Bonds.  Legislation
         ----------------------------------------------------
provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws. Legislation adopted in 1997 authorized the New Jersey Education Facilities Authority to issue its obligations to finance county college capital facilities which are secured in whole or in part by an Agreement.
2
         Community Mental Health Loan Program. The EDA issues revenue bonds from
         ------------------------------------
time to time on behalf of non-profit community mental health service providers. The payment of debt service on these revenue bonds as well as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between the State Department of Human Services and these providers. The contracts have one year terms, subject to annual renewal.
3
                                       47
4
5
         Line of Credit for Equipment Purchases. New Jersey finances the
         --------------------------------------
acquisition of certain equipment, services and real property to be used by various New Jersey departments through a line of credit.
6
         State Pension Funding Bonds. Legislation enacted in June 1997
         ---------------------------
authorizes the EDA to issue bonds, notes or other obligations for the purpose of financing in full or in part the unfunded accrued pension liability for New Jersey's seven retirement plans. On June 30, 1997, the EDA issued bonds pursuant to this legislation (the "Pension Bonds") and $2.75 billion from the proceeds of the Pension Bonds were deposited into New Jersey's retirement systems. As a result of the funding from the proceeds of the Pension Bonds and the change in the asset valuation method authorized by Chapter 115, Laws of 1997, enacted by the New Jersey Legislature, full funding of the unfunded accrued pension liability under each of New Jersey's retirement systems was achieved.
7
         Conduit Issues. Certain State agencies and authorities are authorized
         --------------
to issue debt on behalf of various private entities on a conduit basis. Under such circumstances, neither the State agency or authority acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued.
8
         Municipal Finance. New Jersey's local finance system is regulated by
         -----------------
various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey State Department of Community Affairs.
9
         Counties and Municipalities. The Local Budget Law (N.J.S.A. 40A:4-l et
         ---------------------------
seq.) (the "Local Budget Law") imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.
0
         The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any local unit to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other New Jersey or federal mandates; appropriations of private and public dedicated funds; amounts approved by referendum and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.
1
2
         New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A.
3
                                       48
4
5
40A:2-l et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more frilly below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years, in the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5 percent of the equalized valuation basis in the case of municipalities and 2 percent of the equalized valuation basis in the case of counties.
6
         School Districts. New Jersey's school districts operate under the same
         ----------------
comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey supervision of school finance closely parallels that of local governments.
7
         All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.
8
         The New Jersey Department of Education has been empowered with the necessary and effective authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, on October 4, 1989, the New Jersey Department of Education ordered the creation of a State-operated school district in the city of Jersey City. Similarly, on August 7, 1991, the New Jersey Department of Education ordered the creation of a State-operated school district in the City of Paterson, and on July 5, 1995 the creation of a State-operated school district in the City of Newark.
9
         School Budget. In every school district having a board of school
         -------------
estimate, the board of school estimate examines the budget request and fixes the appropriate amounts for the next year's operating budget after a public hearing at which the taxpayers and other interested persons shall have an opportunity to raise objections and to be heard with respect to the budget. This board certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the New Jersey Commissioner of Education (the "Commissioner") to request changes.
0
         In a Type II school district without a board of school estimate, the elected board of education develops the budget proposal and, after public hearing, submits it to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district has until May 19 in any year to determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify any amount determined by the board of education to be necessary, the board of education may appeal the action to the Commissioner.
1
         The State laws governing the distribution of State aid to local school districts limit the annual increase of a school district's net current expense budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also
2
                                       49
3
4
submit a proposal to the voters to raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal to the Commissioner only if the Commissioner determines that additional funds are required to provide a thorough and efficient education.
5
         In State-operated school districts the New Jersey District Superintendent has the responsibility for the development of the budget subject to appeal by the governing body of the municipality to the Commissioner and the Director of the Division. Based upon his review, the Director is required to certify the amount of revenues which can be raised locally to support the budget of the State-operated district. Any difference between the amount which the Director certifies and the total amount of local revenues required by the budget approved by the Commissioner is to be paid by New Jersey in the fiscal year in which the expenditure is made subject to the availability of appropriations.
6
         School District Bonds. School district bonds and temporary notes are
         ---------------------
issued in conformity with N.J.S.A. 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "Municipal Finance" and "Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4 percent of the average equalized valuation basis on the constituent municipality, in certain cases involving school districts in cities with populations exceeding 150,000, the debt limit is 8 percent of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000 the debt limit is 6 percent of the aforesaid average equalized valuation.
7
         School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.
8
         If school bonds of a Type H school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.
9
         In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district. 0
         All authorizations of debt must be reported to the Division by a supplemental debt statement prior to final approval.
1
         School District Lease Purchase Financings. School districts are
         -----------------------------------------
permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings for the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district's budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five
2
                                       50
3
4
years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district's spending limitation of the General Fund.
5
         Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and
         ---------------
c. 39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. As of June 30, 2001, the aggregate amount of school district and municipal qualified bonds outstanding is $296,558,950 and $831,776,517, respectively.
6
         New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve
         ----------------------------------
Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the support of free public schools. Under this law the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund. New Jersey provides support of certain bonds of counties, municipalities and school districts through various statutes.
7
         Local Financing Authorities. The Local Authorities Fiscal Control Law
         ---------------------------
(N.J.S.A. 40A:5A-1 et seq.) provides for state supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by local units, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.
8
         Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director of the Division reviews and approves annual budgets of authorities and special districts.
9
         Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued.
0
         Pollution Control Bonds. In the 1970's, the New Jersey Legislature
         -----------------------
initiated a comprehensive statutory mechanism for the management of solid waste disposal within the State that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling,
1
                                       51
2
3
Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir.
1997), the United States Court of Appeals for the Third Circuit held that New Jersey's system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue.
4
         Litigation. At any given time, there are various numbers of claims and
         ----------
cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.
5
         New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $97,354,000 for tort and medical malpractice claims pending as of December 3 1, 2000. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.
6
         Other lawsuits presently pending or threatened in which New Jersey have the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.
7
         In addition to lawsuits presently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure, Lonegan, et al. v. State of New Jersey, et al. has been filed, challenging the constitutionality of various State statutes (collectively, the "State Contract Statutes") which authorize the issuance by various State authorities and instrumentalities of bonds (the "State Contract Bonds") that are payable from amounts to be paid by the State Treasurer, subject to annual appropriation by the State Legislature, under a contract with such authority or instrumentality. The lawsuit was filed on December 28, 2000 in the Superior Court of Bergen County seeking a judgment declaring the State Contract Statutes unconstitutional under the Constitution of the State of New Jersey (the "State Constitution"). The plaintiffs alleged that the issuance of State Contract Bonds contemplated by the State Contract Statutes involved the issuance of State debt without prior voter approval, in violation of the Debt Limitation Clause of the State Constitution, Article 11, Sec. 2, Para. 3. On January 24, 2001, the Superior Court ruled in favor of the State and the named State authorities and instrumentalities (collectively, the "State Parties") by granting the State Parties' motion for summary judgment and dismissing the complaint and upholding the constitutionality of the State Contract Statutes under the State Constitution. The judge specifically found that the issuance of State Contract Bonds pursuant to the State Contract Statutes does not create a debt of the State. On January 29, 2001, the Superior Court entered an order dismissing the complaint in its entirety, and granting summary judgment
8
                                       52
9
0
         Special Considerations Regarding Investment in Delaware State-Specific Obligations. The concentration of investments in Delaware State-Specific Obligations by the Delaware Tax-Free Income Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of Delaware and its political subdivisions, agencies, instrumentalities and authorities could adversely affect the value of the Delaware Tax-Free Income Portfolio. This section briefly describes recent economic trends in Delaware. The information set forth in this section relates only to the State itself and not to the special purpose or local government units whose issues may also be held by the Delaware Tax-Free Income Portfolio. The credits represented by such issuers may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made herein relating to such matters.
1
         Delaware enjoyed expansion throughout most sectors of its economy during the 1990s. Much of Delaware's success in maintaining a healthy economy over the last decade can be attributed to its increasingly diverse economic base. Delaware's employment base has expanded beyond its historical emphasis in chemical and automobile manufacturing to include strong banking and service sectors. Delaware also is pursuing high technology industry, including life sciences research and development, pharmaceuticals, agricultural biotechnology, human biotechnology and information technology.
2
         Delaware experienced above-average population growth through the 1990s. Net in-migration accounts for a significant share of the growth. Delaware's total personal income grew 5.8% from 1999 to 2000 compared with 6.8% for the mid-Atlantic region and 7.2% for the nation. Delaware's non-agricultural employment accounts for approximately 98% of the workforce. In 2000, a 1.9% increase in non-agricultural employment occurred. The State's unemployment rate for 2000 was 4%, slightly lower than both the regional rate of 4.1% and equal to the national rate.
3
         The State's general obligation debt outstanding was $653.7 million on June 30, 2001, with approximately 81% scheduled to mature within ten years and approximately 95% scheduled to mature within fifteen years. Delaware's debt burden reflects the centralized role of the State government in undertaking capital projects typically funded at local government levels elsewhere, such as correctional facilities and schools. There is no state constitutional debt limit applicable to Delaware. However, Delaware has instituted several measures designed to manage and reduce its indebtedness. In 1991, the State instituted a three-part debt limit. First, new authorization of "tax-supported obligations" of Delaware in any one fiscal year (excluding refunding bonds) cannot exceed 5% of the estimated net budgetary General Fund revenue for that fiscal year. Second, no "tax-supported obligations" of Delaware and no "Transportation Trust Fund debt" of the Delaware Transportation Authority can be incurred if the aggregate maximum annual payments on such obligations exceed 15% of the estimated budgetary General Fund plus Trust Fund revenue for the following fiscal year. Third, no general obligation debt can be incurred if the maximum annual debt service payable in any fiscal year on all such outstanding obligations exceeds the estimated cumulative cash balance (including revenues) for the following fiscal year.
4
         Delaware voluntarily retires its general obligation debt. Delaware has implemented and maintained a "pay-as-you-go" financing program for capital projects. Since 1995, the State appropriated $154.8 million (in addition to its debt retirement noted earlier) to reduce outstanding State debt, saving over $207.0 million in future debt service payments. Delaware has also undertaken a series of bond refundings to lower the overall debt service on its obligations. 5
         Delaware budgets and controls its financial activities on the cash basis of accounting for its fiscal year (July 1 to June 30). State law requires Delaware to record its financial transactions in either of two major categories -- the budgetary General Fund or the budgetary Special Funds. The General Fund provides for the cost of the State's general operations and is credited with all tax and other revenue of Delaware not dedicated to Special Funds. All disbursements from the General Fund must be authorized by appropriations of the Delaware General Assembly. The Special Funds are designated for specific purposes, and the appropriate fund is credited with the tax or other revenue allocated to such fund and is charged with the related disbursements.
6
         The Delaware Constitution limits annual appropriations by majority vote of both houses of the Delaware General Assembly to 98% of estimated budgetary General Fund revenue plus the unencumbered budgetary General Fund balance, if any, from the previous year. The State Constitution also provides for the deposit of the excess of any unencumbered budgetary General Funds at the end of the fiscal year into a reserve account (the "Budget
7
                                       53
8
9
Reserve Account"), provided that the amount of the Budget Reserve Account does not exceed 5% of the estimated appropriations used to determine the appropriation limit for that fiscal year. Transfers of $126.2 million were made to fund the Budget Reserve Account for fiscal 2001. Money from the account can be accessed only with the approval of a three-fifths vote of each house of the General Assembly and only to fund an unanticipated budgetary General Fund deficit or to provide funds required as a result of the enactment of legislation causing a reduction in revenue.
0
         In 1994 the Twenty-First Century Fund was created. This budgetary Special Fund is dedicated to providing supplemental cash for long-term capital programs that encourage balanced economic development and enhance quality of life in Delaware. The Fund has been funded with settlement proceeds from New York and funds from various brokerage firms related to the U.S. Supreme Court decision in Delaware v. New York, reaffirming escheat principles which hold that
            --------------------
Delaware is entitled to receive abandoned property held by Delaware-incorporated brokers for which the owner is unknown or cannot be located. As of June 30, 2001, Delaware had received $243.7 million plus an estimated $243.1 million in interest earnings and budgetary General Fund contributions. The final payment from New York was received in June 1998. The unspent balance continues to earn interest. The balance as of June 30, 2001 was $146.7 million.
1
         Delaware ended fiscal year 2001 with a cumulative cash balance of $509.9 million. This balance represents 21.0% of expenditures for the year. The Budget Reserve Account remained fully funded, totaling $126.2 million.
2
         The Delaware General Assembly passed on June 28, 2001 the fiscal 2002 operating budget and on June 30, 2001 the fiscal 2002 capital budget. Both budgets met budgetary spending limits imposed by law. The budgets reflect slowing receipts in revenues, and capital budget appropriations were substantially reduced due to the absence of available surplus cash and a reduction in funding one-time items compared to previous years.
3
         The largest source of Delaware revenue is personal income tax. Other significant sources of revenue include franchise taxes and corporate fees, business and occupational gross receipt taxes and corporate income taxes. Delaware does not levy ad valorem taxes on real or person property and does not impose a general sales or use tax. In May 1980, the Delaware Constitution was amended to limit tax and license fee increases and the imposition of new taxes or fees. Any tax or license fee increase or new tax or license fee must be passed by a three-fifths vote, of all members of each house of the General Assembly, rather than by a simple majority vote.
4
         Delaware is a defendant in various suits involving contract/construction claims, tax refund claims, allegations of wrongful discharge, use of excessive force, civil rights violations, and automobile accident claims. Although Delaware believes it has valid defenses to these actions, Delaware has a potential aggregate exposure which could exceed $12 million.
5
         Delaware is exposed to risks and losses related to employee health and accident, worker's compensation, environmental and a portion of property and casualty claims. Delaware does not purchase commercial insurance to cover these risks because of prohibitive costs. The State covers all claim settlements or judgments from its budgetary General Fund. It continues to carry commercial insurance for all other risks.
6
         Special Considerations Regarding Investments in Kentucky State-Specific Obligations. Kentucky ("Kentucky" or the "Commonwealth") is a leader among the states in the production of tobacco. The tobacco industry has been under significant attack in recent years. In late 1998, the states, including Kentucky, certain commonwealths and territories, and the District of Columbia reached agreements with the major tobacco companies that will require payments from them worth approximately $250 billion over the next 26 years. Potential federal regulation of the tobacco industry, the recent settlement agreements with the states, and the future litigation may adversely impact the tobacco industry, though the degree of the impact cannot be predicted with any certainty.
7
         Kentucky is also a leader among the states in the production of coal. The coal severance tax is a significant revenue producer for the Commonwealth and its political subdivisions, and any substantial decrease in the production of coal or other minerals could result in revenue shortfalls.
8
                                       54
9
0
         The Commonwealth's economy, once dominated by coal, horses, bourbon and tobacco, has become more diversified and now includes manufacturing of industrial machinery, automobiles and automobile parts, consumer appliances and non-durable goods such as apparel. No single segment of the Commonwealth's economy consists of as much as one-fourth of the overall state domestic product. The Kentucky economy is diversified to the extent that an economic decline in a single segment would not necessarily lead to the non-payment of debt service on Kentucky State-Specific Obligations. The Commonwealth's parks, horse breeding and racing industry, symbolized by the Kentucky Derby, play an important role in expanding tourism in the Commonwealth.
1
         The Commonwealth relies heavily upon sales and use taxes, individual and corporate income taxes, property taxes, insurance premium taxes, alcoholic beverage taxes, corporate license taxes, cigarette taxes, mineral severance taxes, motor fuel taxes, motor vehicle usage taxes and horse racing taxes for its revenue. The cities, counties and other local governments are essentially limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue. Sales and use taxes and individual and corporate income taxes together account for approximately three-fourths of the General fund revenue.
2
         In October 2001, S&P revised its outlook on Kentucky's issuer credit rating to negative from stable. At the same time, it affirmed its double-A credit rating of the Commonwealth. This revised outlook relates to all debt secured by state appropriations or moral obligation pledge. The revision is the result of a substantial reduction in the Commonwealth's liquidity position and budget shortfalls for the current fiscal year (July 1, 2001 through June 30,
2002). Current estimates of the state budget director are that the deficit will be approximately $533,000,000. Revenues for the fiscal year ended June 30, 2001 were approximately $160,000,000 short of expectations.
3
         The budget problems are the result of the current recession which has resulted in losses of manufacturing jobs in the Commonwealth. Prior to the recession, Kentucky's non-manufacturing sector had grown in recent years, with gains in air transportation, health and business services and retail trade. The outlook for the next two-year budget plan, which will be adopted in March or April 2002, is not expected to project any revenue growth. A continuing economic decline, depending on its severity, could impact the ability of Kentucky issuers to pay debt service. Economic problems include a continuing high unemployment rate in the rural areas of the Commonwealth.
4
         The Kentucky Tax-Free Income Portfolio will invest primarily in Kentucky State-Specific Obligations. Such obligations generally include tax-exempt securities issued by the Commonwealth, its counties and various other local authorities to finance long-term public purpose projects, such as schools, universities, government facilities, housing, transportation, utilities, hospitals and water and sewer facilities.
5
         There are several general types of Kentucky State-Specific Obligations. General obligation securities are secured by the issuer's pledge of its full faith, credit and/or taxing power for the payment of principal and interest. General obligation securities of the Commonwealth must be authorized by a two-thirds vote of the electorate of the issuer, and there are none outstanding at present.
6
         Because of the limitations on incurring general obligation debt, the Commonwealth generally does not enter into a financial obligation of more than two year's duration. Prior to 1996, no municipal issuer within the Commonwealth could enter into a financial obligation of more than one year's duration. In 1996, the Kentucky Constitution was amended to permit local governments to issue general obligation indebtedness without voter approval, subject to prescribed limitations on the maximum amount of indebtedness based on the assessed value of taxable property within the jurisdiction and other eliminations and conditions. Local governments are now active issuers of general obligation indebtedness.
7
         Revenue obligations are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees and sports event gate receipts. Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project, there can be no assurances that economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of Kentucky State-Specific Obligations or the ability of the respective entities to pay debt service.
8
         Industrial building revenue obligations are issued by local governments, but are secured by revenue derived from some form of contractual arrangement with a non-governmental user. Some revenue obligations, including
9
                                       55
0
1
industrial building revenue obligations, are secured by a mortgage on the real property. Improvement assessment obligations are obligations secured by a special assessment (e.g., a sewer charge) that the governmental issuer imposes on each owner of property benefited by the improvement (e.g., a sanitary sewer project). The assessments are similar to taxes and have a priority that is similar to a tax lien. Refunded or defeased bonds are secured by an escrow fund, which usually is invested in U.S. government securities and occasionally in bank certificates of deposit or similar instruments. Housing obligations, including bonds issued by the Kentucky Housing Corporation, are usually secured by mortgages pledged for the payment of the obligations. Local housing authorities sometimes issue obligations that are secured by mortgages and rentals from the operation of a housing project. Housing obligations may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.
2
         There are variations in the security of Kentucky State-Specific Obligations, both within a particular classification and between classifications, depending on numerous factors. For example, most local school construction is financed with obligations nominally issued by a larger city or county government, that holds legal title to the school facility, subject to a year-to-year renewable lease arrangement with the local school district. There is no reported instance in which a Kentucky school bond has gone into default.
3
         Similar arrangements are used to finance many city and county construction projects, but in these cases, the obligations are nominally issued in the name of a public corporation, that holds title to the project and leases the project back to the city or county on a year-to-year renewable basis. In such situations, the rent that the nominal issuer receives from the actual user of the property financed by the obligations is the only source of any security for the payment of the obligations.
4
         Overview of the Commonwealth's Debt Authorities. The Commonwealth's
         -----------------------------------------------
indebtedness is classified as either appropriation supported debt or non-appropriation supported debt.
5
         Appropriation supported debt carries the name of the Commonwealth and is either (i) a general obligation of the Commonwealth or (ii) a project revenue obligation of one of its debt-issuing agencies or entities created by the Kentucky General Assembly to finance various projects which is subject to state appropriation for all or a portion of the debt service on the bonds. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenues are not a direct obligation of the Commonwealth. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the General Assembly. In other cases, the direct revenues generated from the project funded constitute the entire source of payment.
6
         General obligation bonds pledge the full faith, credit and taxing power of the Commonwealth for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966, and the Commonwealth has no general obligation bonds outstanding.
7
         Non-appropriation or moral obligation debt carries the name of the Commonwealth for the benefit and convenience of other entities or agencies within the Commonwealth. The bonds are special obligations of the issuer, secured and payable, solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit of the Commonwealth. The General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds. In the event of a shortfall, however, the issuer generally covenants to request from the Governor and the General Assembly sufficient amounts to pay debt service.
8
         Default Record. Neither the Commonwealth nor any of its agencies have
         --------------
ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.
9
         Debt Issuing Entities of the Commonwealth. The following entities are
         -----------------------------------------
active issuers of debt in the Commonwealth: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky, Kentucky Housing Corporation, Kentucky Infrastructure Authority, Kentucky Higher Education Student Loan Corporation, School Facilities Construction Commission, Kentucky Economic Development Finance Authority, Kentucky Local Correctional Facilities Construction Authority, Kentucky
0
                                       56
1
2
Agricultural Finance Corporation Construction Authority, and the State Universities (consisting of nine universities). The ratings on each issuer vary. 3
         The Kentucky Housing Corporation and the Kentucky Higher Education Student Loan Corporation issue obligations to finance projects that are not repaid by governmental appropriations. The General Assembly has placed specific debt limitations on the principal debt outstanding of the Kentucky Housing Corporation ($2.5 billion), the Kentucky Higher Education Student Loan Corporation ($950 million), and the Kentucky Agricultural Finance Corporation ($500 million). The following issuers cannot incur debt without prior approval of the projects and appropriation of debt service by the General Assembly: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky and the state universities. The School Facilities Construction Commission cannot incur debt without appropriation of debt service. The Kentucky Infrastructure Authority, in its revolving fund programs, cannot incur debt without appropriation of debt service. Without legislative approval, other programs of the Kentucky Infrastructure Authority are limited to $60,000,00 and $125,000,000 of debt outstanding for maturities under and over three years respectively. The debt of the Kentucky Local Correctional Facilities Construction Authority is limited to the level of debt service supported by collected court fees. Currently, no debt limitation exists for the Kentucky Economic Development Finance Authority.
4
                        ADDITIONAL INVESTMENT LIMITATIONS
5
         Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares (as defined below under "Miscellaneous"). The Index Master Portfolio's fundamental investment limitations are described separately.
6
Money Market Portfolios:
7
         1. Each of the Money Market, Municipal Money Market and U.S. Treasury Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.
8
         2. No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.
9
         3. Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation
0
                                       57
1
2
with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.
3
         4. Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.
4
         5. The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.
5
Non-Money Market Portfolios:
6
         Each of the Non-Money Market Portfolios (other than the Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax Free Income and Kentucky Tax-Free Income Portfolios) may not:
7
         1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.
8
         Each of the Non-Money Market Portfolios may not:
9
         2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) the Global Science & Technology Portfolio may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in a single industry in the science and technology sectors as defined in its Prospectuses, and the Global Communications Portfolio will invest 25% or more of its total assets at the time of purchase in the securities of one or more issuers conducting their principal business activities in a single industry in the communications technology sector as defined in its Prospectuses; (b) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(d) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
0
         Each Non-Money Market Portfolio (other than the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond Total Return, Core PLUS Total Return, High Yield Bond, Balanced and GNMA Portfolios) may not:
1
                                       58
2
3
         3. Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.
4
         None of the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, Core Bond Total Return, Core PLUS Total Return, International Bond, High Yield Bond, Balanced and GNMA Portfolios may:
5
         4. Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33?% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33?% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.
6
All Portfolios:
7
         No Portfolio may:
8
         1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.
9
         2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.
0
         3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.
1
         4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and, in the case of the International Bond and Core PLUS Total Return Portfolios, currencies.
2
         5. Purchase securities of companies for the purpose of exercising control.
3
         6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.
4
         7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.
5
         8. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.
6
                                       59
7
8
         9. Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options. 9
         10. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.
0
         Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or "put" as permitted under SEC regulations for money market funds). Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.
1
Index Master Portfolio:
2
         The investment limitations of the Index Master Portfolio, the Portfolio in which the Index Equity Portfolio invests all of its investable assets, are separate from those of the Index Equity Portfolio. The Index Master Portfolio may not:
3
         1. Invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;
4
         2. Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;
5
         3. As to 75% of the total assets of the Index Master Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Index Master Portfolio's total assets, at market, would be invested in the securities of such issuer;
6
         4. Purchase or retain securities of an issuer if those officers and trustees of the Trust or officers and directors of the Trust's investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;
7
         5. Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of the Index Master Portfolio's gross assets valued at the lower of market or cost; provided that it may borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans;
8
         6. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;
9
         7. Invest more than 10% of the value of its total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;
0
         8.    Engage in the business of underwriting securities issued by others;
1
         9. Invest for the purpose of exercising control over management of any company;
2
         10. Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;
3
                                       60
4
5
6
7
8
9
         11. Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;
0
         12. Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry;
1
         13. Write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;
2
         14. Purchase warrants; however, it may acquire warrants as a result of corporate actions involving its holdings of other equity securities;
3
         15.   Purchase securities on margin or sell short;
4
         16.   Acquire more than 10% of the voting securities of any issuer; or
5
         17. Issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except as permitted under the 1940 Act.
6
         The investment limitations described in (1) and (15) above do not prohibit the Index Master Portfolio from making margin deposits to the extent permitted under applicable regulations. Although (2) above prohibits cash loans, the Index Master Portfolio is authorized to lend portfolio securities. With respect to (7) above, pursuant to Rule 144A under the 1993 Act, the Index Master Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to DFA, the Index Master Portfolio's investment adviser. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees of the Trust and DFA will continue to monitor the liquidity of Rule 144A securities.
7
         Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Index Master Portfolio owns, and does not include assets which the Index Master Portfolio does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Index Master Portfolio will exclude from its total assets those assets which represent collateral received by the Index Master Portfolio for its securities lending transactions.
8
         Unless otherwise indicated, all limitations applicable to the Index Master Portfolio's investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of the Index Master Portfolio's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Index Master Portfolio's total assets will not require the Index Master Portfolio to dispose of an investment until DFA determines that it is practicable to sell or close out the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, DFA will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.
9
         Because the structure of the Index Master Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Index Master Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed "affiliated persons" under the 1940 Act, and certain requirements of the 1940 Act regulating dealings between affiliates might become applicable.
0
                                       61
1
2
                              TRUSTEES AND OFFICERS
3
                                    THE FUND
4
       The business and affairs of the Fund are managed under the direction of its Board of Trustees. The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:
5

6
                               Position with        Principal Occupation
                               -------------
Name and Address               Fund                 During Past Five Years
----------------               ----                 ----------------------
William O. Albertini           Trustee and          Retired; Executive Vice President and Chief Financial
698 Strafford Circle           Chairman of the      Officer from August 1997 - April 1999, Bell Atlantic
Strafford, PA 19087            Audit Committee      Global Wireless (global wireless communications);
Age: 58                                             Executive Vice President, Chief Financial Officer and
                                                    Director from February 1995 - August 1997, Vice
                                                    President and Chief Financial Officer from January
                                                    1991 - February 1995, Bell Atlantic Corporation (a
                                                    diversified telecommunications company); Director,
                                                    American Water Works, Inc. (water utility) since May
                                                    1990; Director, Triumph Group, Inc. (aviation
                                                    manufacturing, repair and maintenance services) since
                                                    May 1999; Director, Midwest Independent Transmission
                                                    Service Operator, Inc. (electrical transmission
                                                    operator) since December 1998; Trustee, The Carl E. &
                                                    Emily I. Weller Foundation since October 1991.
7
Raymond J. Clark*              Trustee              Treasurer of Princeton University since 1987; Trustee,
Office of the Treasurer                             The Compass Capital Group of Funds from 1987 to 1996;
Princeton University                                Trustee, Chemical Bank, New Jersey Advisory Board from
3 New South Building                                1994 until 1995; Chairman of Board of Trustees,
P.O. Box 35                                         American Red Cross - Central N.J. Chapter; Trustee,
Princeton, NJ 08540                                 Medical Center of Princeton; and Trustee, United
Age: 66                                             Way-Greater Mercer County from 1996-1997.
8
Honorable Stuart E. Eizenstat  Trustee              Partner, Covington & Burling (law firm)
Covington & Burling                                 (2001-Present); Deputy Secretary of the Treasury
1201 Pennsylvania Avenue, NW                        (1999-2001), Under Secretary of State for Economic,
Washington, DC 20004                                Business and Agricultural Affairs (1997-1999), Under
Age: 59                                             Secretary of Commerce for International Trade
                                                    (1996-1997), Special Representative of the President
                                                    and Secretary of State on Holocaust Issues
                                                    (1995-2001), and U.S. Ambassador to the European
                                                    Union, Department of State (1993-1996), Government of
                                                    the United States of America; Partner, Vice-Chairman
                                                    and Chairman of the Washington Office, Powell,
                                                    Goldstein, Frazer & Murphy (1981-1993); Director,
                                                    Overseas Private Investment Corporation (1996-2001).

_____________________________
* This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.
9
                                       62
0
1

                             Position with         Principal Occupation
                             ------------
Name and Address             Fund                  During Past Five Years
----------------             ----                  ----------------------
Laurence D. Fink*            Trustee, President    Director, Chairman and Chief Executive Officer of
BlackRock, Inc.              and Treasurer         BlackRock, Inc. since its formation in 1998 and of
40 E. 52nd Street                                  BlackRock, Inc.'s predecessor entities since 1988;
New York, NY 10022                                 Chairman of the Management Committee and Co-chair of
Age: 48                                            the Investment Strategy Group of BlackRock, Inc.;
                                                   formerly, Managing Director of the First Boston
                                                   Corporation, Member of its Management Committee,
                                                   Co-head of its Taxable Fixed Income Division and Head
                                                   of its Mortgage and Real Estate Products Group;
                                                   currently, Chairman of the Board and Director of
                                                   BlackRock's closed-end funds; Chairman of the Board
                                                   and Director of Anthracite Capital, Inc.; Director of
                                                   BlackRock's offshore funds and alternative investment
                                                   vehicles and Chairman of the Board of Nomura BlackRock
                                                   Asset Management Co., Ltd.; Vice Chairman of the Board
                                                   of Trustee of Mount Sinai-New York University Medical
                                                   Center and Health System and a Member of the Board of
                                                   Phoenix House.
2
Robert M. Hernandez          Trustee, Vice         Director since 1991, Vice Chairman and Chief Financial
USX Corporation              Chairman and          Officer since 1994, Executive Vice President
600 Grant Street             Chairman of the       -Accounting and Finance and Chief Financial Officer
6105 USX Tower               Nominating            from 1991 to 1994, USX Corporation (a diversified
Pittsburgh, PA 15219         Committee             company principally engaged in energy and steel
Age: 57                                            businesses); Director and Chairman of the Executive
                                                   Committee, ACE Limited (insurance company); Director
                                                   and Chairman of the Board, RTI International Metals,
                                                   Inc., Chairman, Director and Member of the Investment
                                                   Committee of United States Steel and Carnegie Pension
                                                   Fund.
3
Dr. Judith Rodin             Trustee               President, Professor of Psychology (School of Arts and
President                                          Sciences), and Professor of Medicine (School of
University of Pennsylvania                         Medicine), University of Pennsylvania (1994-present);
Office of the President                            Provost (1992-1994), Dean of Graduate School of Arts
100 College Hall                                   and Sciences (1991-1992), and Chair of Psychology
Philadelphia, PA 19104-6380                        Department (1989-1991), Yale University; Director,
Age: 57                                            Aetna Corporation; Director, AMR Corporation;
                                                   Director, Electronic Data Systems Corporation.
4
David R. Wilmerding, Jr.     Trustee and           Chairman, Wilmerding & Associates, Inc. (investment
Rosemont Business Campus     Chairman of the       advisers) since 1989; Director, Beaver Management
Building One, Suite 100      Board                 Corporation (land management corporation); Managing
919 Conestoga Road                                 General Partner, Chestnut Street Exchange Fund;
Rosemont, PA 19010                                 Director Emeritus, The Mutual Fire, Marine and Inland
Age: 66                                            Insurance Company.
5
6
Anne Ackerley                Assistant             Managing Director, BlackRock Advisors, Inc. since May
BlackRock, Inc.              Secretary             2000; First Vice President and Operating Officer,
40 E. 52nd Street                                  Mergers and Acquisitions Group (1997-2000), First Vice
New York, NY  10022                                President and Operating Officer, Public Finance Group
Age: 40                                            (1995-1997), and First Vice President, Emerging
                                                   Markets Fixed Income Research (1994-1995), Merrill
                                                   Lynch & Co.

7
                                       63
8
9

                               Position with      Principal Occupation
                               -------------
Name and Address               Fund               During Past Five Years
----------------               ----               ----------------------
Ellen L. Corson                Assistant          Vice President and Director of Mutual Fund Accounting and
PFPC Inc.                      Treasurer          Administration, PFPC Inc. since November 1997; Assistant
103 Bellevue Parkway                              Vice President, PFPC Inc. from March 1997 to November
Wilmington, DE  19809                             1997; Senior Accounting Officer, PFPC Inc. from March 1993
Age: 37                                           to March 1997.
0
Brian P. Kindelan              Secretary          Director and Senior Counsel (since January 2001), and Vice
BlackRock Advisors, Inc.                          President and Senior Counsel (1998-2000), BlackRock
100 Bellevue Parkway                              Advisors, Inc.; Senior Counsel, PNC Bank Corp. from May
Wilmington, DE 19809                              1995 to April 1998; Associate, Stradley, Ronon, Stevens &
Age: 42                                           Young, LLP from March 1990 to May 1995.

1
       The Fund pays trustees who are not affiliated with BlackRock Advisors, Inc. ("BlackRock") or BlackRock Distributors, Inc. ("BDI" or the "Distributor") $20,000 annually ($30,000 annually in the event that the assets of the Fund exceed $40 billion) and $350 per Portfolio for each full in-person meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Board an additional $10,000 and $5,000 per year, respectively, for their service in such capacities. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate when such trustee reaches 72 years of age. No officer, director or employee of BlackRock, BlackRock Institutional Management Corporation ("BIMC"), BlackRock Financial Management, Inc. ("BFM"), BlackRock International, Ltd. ("BIL"), PFPC Inc. ("PFPC") (with BlackRock, the "Administrators"), BDI, PNC Bank, National Association ("PNC Bank") or BlackRock, Inc. currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of each Portfolio.
2
       The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 2001:
3

                                                          Pension or
                                                          Retirement                           Total Compensation
                                      Aggregate        Benefits Accrued       Estimated       from Registrant and
                                  Compensation from     as Part of Fund    Annual Benefits      Fund Complex/1/
                                      Registrant           Expenses        upon Retirement      Paid to Trustees
                                      ----------           --------        ---------------      ----------------
David R. Wilmerding, Jr.,              $88,800                N/A                N/A             (2)/2/$98,800
Chairman of the Board
4
Robert M. Hernandez, Vice              $82,550                N/A                N/A             (1)/2/$82,550
Chairman of the Board
5
William O. Albertini, Trustee          $78,800                N/A                N/A             (1)/2/$78,800
6
Raymond J. Clark, Trustee              $78,800                N/A                N/A             (1)/2/$78,800
7
Stuart E. Eizenstat, Trustee           $39,400                N/A                N/A             (1)/2/$39,400
8
Dr. Judith Rodin, Trustee              $39,400                N/A                N/A             (1)/2/$39,400

9
_____________________
0
1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.
1
2. Total number of investment company boards trustees served on within the Fund Complex.
2
                                       64
3
4
                                    THE TRUST
5
       The names, addresses and dates of birth of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years are set forth below. As used below, "DFA Entities" refers to the following: Dimensional Fund Advisors Inc., Dimensional Fund Advisors Ltd., DFA Australia Limited, DFA Investment Dimensions Group Inc. (Registered Investment Company), Dimensional Emerging Markets Value Fund Inc. (Registered Investment Company), Dimensional Investment Group Inc. (Registered Investment Company) and DFA Securities Inc.
6

                                                                        Principal Occupation
     Trustees                  Position with Trust                      During Last Five Years
     --------                  -------------------                      ----------------------
David G. Booth*              Trustee, President and     President, Chairman-Chief Executive Officer and Director
Santa Monica, CA             Chairman-Chief             of all DFA Entities, except Dimensional Fund Advisors
Birthdate: 12/2/46           Officer Executive          Ltd., of which he is Chief Investment Officer, and DFA
                                                        Australia Limited, of which he is Chief Executive Officer
                                                        and Director, and Director, Assante Corporation
                                                        (Investment Management).
7
George M. Constantinides     Trustee                    Leo Melamed Professor of Finance, Graduate School of
Chicago, IL                                             Business, University of Chicago.  Director, DFA
Birthdate: 9/22/47                                      Investment Dimensions Group Inc., Dimensional Investment
                                                        Group Inc. and Dimensional Emerging Markets Value Fund
                                                        Inc.
8
John P. Gould                Trustee                    Steven G. Rothmeier Distinguished Service Professor of
Chicago, IL                                             Economics, Graduate School of Business, University of
Birthdate: 1/19/39                                      Chicago.  President, Cardean University (Division of
                                                        UNext.com). Director, DFA Investment Dimensions Group
                                                        Inc., Dimensional Investment Group Inc., Dimensional
                                                        Emerging Markets Value Fund Inc. Trustee, Harbor Fund
                                                        (registered investment company).  Member of the Boards
                                                        of Milwaukee Mutual Insurance Company and UNext.com.
                                                        Principal and Executive Vice President, Lexecon Inc.
                                                        (economics, law, strategy and finance consulting).
                                                        Formerly, Trustee, First Prairie Funds (registered
                                                        investment company).  Formerly, Trustee and Chairman,
                                                        Pegasus Funds (registered investment company)
9
Roger G. Ibbotson            Trustee                    Professor in Practice of Finance, Yale School of
New Haven, CT                                           Management.  Director, DFA Investment Dimensions Group
Birthdate: 5/27/43                                      Inc., Dimensional Investment Group Inc., Dimensional
                                                        Emerging Markets Value Fund Inc., and BIRR Portfolio
                                                        Analysis, Inc. (software products).  Chairman, Ibbotson
                                                        Associates, Inc., Chicago, IL (software, data,
                                                        publishing and consulting). Formerly, Director, Hospital
                                                        Fund, Inc. (investment management services).

0
                                       65
1
2

                                                                      Principal Occupation
     Trustees               Position with Trust                       During Last Five Year
     --------               -------------------                       ---------------------
Myron S. Scholes          Trustee                     Frank E. Buck Professor Emeritus of Finance, Stanford
Menlo Park, CA                                        University.   Director, DFA Investment Dimensions Group
Birthdate: 7/1/41                                     Inc., Dimensional Investment Group Inc., Dimensional
                                                      Emerging Markets Value Fund Inc., and American Century
                                                      (Mountain View) Investment Companies.  Partner, Oak Hill
                                                      Capital Management.  Formerly, Limited Partner,
                                                      Long-Term Capital Management L.P. (money manager) and
                                                      Consultant, Arbor Investments.
3
Rex A. Sinquefield*       Trustee, Chairman,          Chairman-Chief Investment Officer and Director of all
Santa Monica, CA          Chief Investment Officer    DFA Entities, except Dimensional Fund Advisors Ltd., of
Birthdate: 9/7/44                                     which he is Chairman and Chief Executive Officer, and
                                                      DFA Australia Limited, of which he is Director and
                                                      Chief Investment Officer.
4
Abbie J. Smith            Trustee                     Boris and Irene Stern Professor of Accounting, Graduate
Chicago, IL                                           School of Business, University of Chicago.  Director,
Birthdate:  4/30/53                                   HON Industries Inc. Director, DFA Investment Dimensions
                                                      Group Inc., Dimensional Investment Group Inc. and
                                                      Dimensional Emerging Markets Value Fund Inc.
5
Arthur Barlow             Vice President              Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 11/7/55
6
Valerie A. Brown          Vice President and          Vice President and Assistant Secretary of all the DFA
Santa Monica, CA          Assistant Secretary         Entities.  Prior to April 2001, legal counsel for DFA
Birthdate:  1/24/67                                   (since March 2000).  Associate, Jones, Day, Reavis &
                                                      Pogue from October 1991 to February 2000.
7
Truman Clark              Vice President              Vice President of all DFA Entities, except Dimensional
Santa Monica, CA                                      Fund Advisors Ltd.
Birthdate: 4/8/41
8
Jim Davis                 Vice President              Vice President of all DFA Entities, except Dimensional
Santa Monica, CA                                      Fund Advisors Ltd.  Formerly at Kansas State University,
Birthdate: 11/29/56                                   Arthur Andersen & Co., Phillips Petroleum Co.
9
Robert Deere              Vice President              Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 10/8/57
0
Robert W. Dintzner        Vice President              Vice President of all the DFA Entities, except
Santa Monica, CA                                      Dimensional Fund Advisors Ltd. Prior to April 2001,
Birthdate: 3/18/70                                    marketing supervisor and marketing coordinator for DFA.
1
Richard Eustice           Vice President and          Vice President of all DFA Entities.
Santa Monica, CA          Assistant Secretary
Birthdate: 8/5/65
2
Eugene Fama, Jr.          Vice President              Vice President of all DFA Entities, except Dimensional
Santa Monica, CA                                      Fund Advisors Ltd.
Birthdate: 1/21/61

3
                                       66
4
5

                                                                         Principal Occupation
    Trustees                   Position with Trust                       During Last Five Years
    --------                   -------------------                       ----------------------
Robert Fezekas                  Vice President              Vice President of all the DFA Entities, except
Santa Monica, CA                                            Dimensional Fund Advisors Ltd. and DFA Australia
Birthdate: 10/28/70                                         Limited.  Prior to December 2001, Portfolio Manager.
6
Glenn Freed                     Vice President              Vice President of all the DFA Entities, except Dimensional
Santa Monica, CA                                            Fund Advisors Ltd. and DFA Australia Limited. Formerly,
Birthdate:  11/24/61                                        Professor and Associate Dean of the Leventhal School of
                                                            Accounting (September 1998 to August 2001) and Academic
                                                            Director Master of Business Taxation Program (June 1996 to
                                                            August 2001) at the University of Southern California
                                                            Marshall School of Business.
7
Henry Gray                      Vice President              Vice President for all DFA Entities, except Dimensional
Santa Monica, CA                                            Fund Advisors Ltd. Prior to July 2000, portfolio manager.
Birthdate: 9/22/67
8
Kamyab Hashemi-Nejad,           Vice President,             Vice President, Controller and Assistant Treasurer of
Santa Monica, CA                Controller and Assistant    all DFA Entities.
Birthdate: 1/22/61              Treasurer
9
Stephen P. Manus,               Vice President              Vice President of all DFA Entities, except Dimensional
Santa Monica, CA                                            Fund Advisors Ltd. President, ANB Investment Management
Birthdate: 12/26/50                                         and Trust Company from 1993-1997.
0
Karen McGinley,                 Vice President              Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 3/10/66
1
Catherine L. Newell,            Vice President and          Vice President and Secretary of all DFA Entities, except
Santa Monica, CA                Secretary                   DFA Australia Limited, for which she is a Vice President
Birthdate: 5/7/64                                           Associate, Morrison & Foerster, LLP from 1989-1996.
2
David Plecha                    Vice President              Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 10/26/61
3
Andrew E. Rasmusen              Vice President              Vice President of all the DFA Entities, except
Santa Monica, CA                                            Dimensional Fund Advisors Ltd.  Prior to April 2001,
Birthdate:  1/26/62                                         investment management, client service manager for DFA
                                                            (since October 2000).  Investment manager researcher and
                                                            consultant for InvestorForce, Inc. from October 1999 to
                                                            October 2000 and for William M. Mercer Investment
                                                            Consulting, Inc. from April 1996 to October 1999.
4
George Sands                    Vice President              Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 2/8/56
5
Michael T. Scardina             Vice President,             Vice President, Chief Financial Officer, and Treasurer
Santa Monica, CA                Chief Financial Officer,    of all DFA Entities.
Birthdate: 10/12/55             and Treasurer

6
                                       67
7
8

                                                                       Principal Occupation
    Trustees                   Position with Trust                    During Last Five Years
    --------                   -------------------                    ----------------------
David E. Schneider              Vice President              Vice President of all the DFA Entities, except
Santa Monica, CA                                            Dimensional Fund Advisors Ltd. and DFA Australia
Birthdate: 1/26/46                                          Limited.  Prior to 2001 and currently, Regional Director
                                                            of Dimensional Fund Advisors Inc.
9
John C. Siciliano               Vice President              Vice President of all the DFA Entities.  Director,
Santa Monica, CA                                            Dimensional Fund Advisors Ltd. Managing Principal,
Birthdate:  8/24/54                                         Payden & Rygel Investment Counsel from April 1998
                                                            through December 2000 and Co-Head, North American
                                                            Corporate Finance for Dresdner Kleinwort Benson N.A.
                                                            from October 1995 to April 1998.
0
Jeanne C. Sinquefield, Ph.D.    Executive Vice President    Executive Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 12/2/46
1
Carl Snyder                     Vice President              Vice President for all DFA Entities, except Dimensional
Santa Monica, CA                                            Fund Advisors Ltd.  Prior to July 2000, portfolio
Birthdate:  6/8/63                                          manager.
2
Weston Wellington,              Vice President              Vice President of all DFA Entities, except Dimensional
Santa Monica, CA                                            Fund Advisors Ltd.
Birthdate: 3/1/51
3
Daniel M. Wheeler               Vice President              Vice President of all the DFA Entities, except
Santa Monica, CA                                            Dimensional Fund Advisors Ltd. and DFA Australia
Birthdate:  3/3/45                                          Limited.  Prior to 2001 and currently, Director of
                                                            Financial Advisors Services of Dimensional Fund Advisors
                                                            Inc.

4
Rex A. Sinquefield, trustee, Chairman and Chief Investment Officer of the Trust, and Jeanne C. Sinquefield, Executive Vice President of the Trust, are husband and wife. David G. Booth and Rex A. Sinquefield, both of whom are trustees and officers of the Trust and directors, officers and shareholders of DFA, may be deemed controlling persons of DFA.
5
     Set forth below is a table listing, for each trustee of the Trust entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 2001 and the total compensation received from all four registered investment companies for which Dimensional Fund Advisors Inc. ("DFA") served as investment adviser during that same fiscal year.
6
                                       68
7
8
9

                                                               Pension or                           Total Compensation
                                           Aggregate      Retirement Benefits   Estimated Annual      from Trust and
                                       Compensation from   Accrued as Part of    Benefits upon       Trust Complex/2/
     Name of Person, Position                Trust           Trust Expenses        Retirement        Paid to Trustees
------------------------------------   -----------------  -------------------   ----------------   --------------------
George M. Constantinides, Trustee      $   25,597                 N/A                  N/A              $  52,500
John P. Gould, Trustee                     24,868                 N/A                  N/A                 51,000
Roger G. Ibbotson, Trustee                 25,597                 N/A                  N/A                 52,500
Myron S. Scholes, Trustee                  24,868                 N/A                  N/A                 51,000
Abbie J. Smith, Trustee                    25,597                 N/A                  N/A                 52,500

0
___________________
1
2 Trust Complex means all registered investment companies for which DFA, the Trust's investment adviser, performs advisory or administration services and for which the individuals listed above serve as directors/trustees.
2
                                       69
3
4
                  SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND
5
         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.
6
         The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.
7
                      INVESTMENT ADVISORY, ADMINISTRATION,
                     DISTRIBUTION AND SERVICING ARRANGEMENTS
8
         Advisory and Sub-Advisory Agreements. The advisory and sub-advisory services provided by BlackRock, BIMC, BFM, BIL and, with respect to the Index Master Portfolio, Dimensional Fund Advisors Inc. ("DFA"), and the fees received by BlackRock and DFA for such services, are described in the Prospectuses.
9
         For their advisory and subadvisory services, BlackRock, BIMC, BFM, BIL and DFA, as applicable, are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below.
0
      Maximum Annual Contractual Fee Rate for the Large Cap Value Equity,
       Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth
         Equity, Select Equity and Balanced Portfolios (Before Waivers)
1
2
                                                             Investment
Average Daily Net Assets                                    Advisory Fee
--------------------------------------------------------------------------
3
first $1 billion                                               .550%
$1 billion -- $2 billion                                       .500
$2 billion -- $3 billion                                       .475
greater than $3 billion                                        .450
4
                                       70
5
6
7
      Maximum Annual Contractual Fee Rate for the Mid-Cap Value Equity and
                Mid-Cap Growth Equity Portfolios (Before Waivers)
8
                                                                     Investment
Average Daily Net Assets                                            Advisory Fee
--------------------------------------------------------------------------------
9
first $1 billion                                                        .800%
$1 billion -- $2 billion                                                .700
$2 billion -- $3 billion                                                .675
greater than $3 billion                                                 .625
0
                   Maximum Annual Contractual Fee Rate for the
                 International Equity Portfolio (Before Waivers)
1
2
                                                Investment         Sub-Advisory
Average Daily Net Assets                       Advisory Fee         Fee to BIL
--------------------------------------------------------------------------------
3
first $1 billion                                   .750%               .600%
$1 billion -- $2 billion                           .700                .550
$2 billion -- $3 billion                           .675                .525
greater than $3 billion                            .650                .500
4
5
         Maximum Annual Contractual Fee Rate for the Balanced Portfolio
6
7
                                                Investment         Sub-Advisory
Average Daily Net Assets                       Advisory Fee         Fee to BFM
--------------------------------------------------------------------------------
8
first $1 billion                                   .550%               .400%
$1 billion -- $2 billion                           .500                .350
$2 billion -- $3 billion                           .475                .325
greater than $3 billion                            .450                .300
9
0
                   Maximum Annual Contractual Fee Rate for the
            International Emerging Markets Portfolio (Before Waivers)
1
                                                Investment         Sub-Advisory
Average Daily Net Assets                       Advisory Fee         Fee to BIL
--------------------------------------------------------------------------------
2
first $1 billion                                  1.250%              1.100%
$1 billion -- $2 billion                          1.200               1.050
$2 billion -- $3 billion                          1.155               1.005
greater than $3 billion                           1.100                .950
3
                                       71
4
5
                   Maximum Annual Contractual Fee Rate for the
            International Small Cap Equity Portfolio (Before Waivers)
6
7
                                               Investment        Sub-Advisory
Average Daily Net Assets                      Advisory Fee        Fee to BIL
-----------------------------------------   ----------------   ----------------
8
first $1 billion                                 1.00%               0.85%
$1 billion -- $2 billion                          .95                0.80
$2 billion -- $3 billion                          .90                0.75
greater than $3 billion                           .85                0.70
9
0
                       Maximum Annual Contractual Fee Rate
               for the Micro-cap Equity Portfolio (Before Waivers)
1
                                                         Investment
Average Daily Net Assets                                Advisory Fee
-----------------------------------------   -----------------------------------
2
first $1 billion                                            1.10%
$1 billion -- $2 billion                                    1.05
$2 billion -- $3 billion                                   1.025
greater than $3 billion                                     1.00
3
4
                   Maximum Annual Contractual Fee Rate for the
             GLobal Science & Technology Portfolio (Before Waivers)
5
Average Daily Net Assets                          Investment Advisory Fee
-----------------------------------------   -----------------------------------
6
 first $1 billion                                            0.90%
 $1 billion--$2 billion                                      0.85
 $2 billion--$3 billion                                      0.80
 greater than $3 billion                                     0.75
7
                   Maximum Annual Contractual Fee Rate for the
                Global Communications Portfolio (Before Waivers)
8
Average Daily Net Assets                Co-Advisory Fees to BlackRock and BIL
------------------------------------  -----------------------------------------
9
first $1 billion                                 0.80%
$1 billion--$2 billion                           0.75
$2 billion--$3 billion                          0.725
greater than $3 billion                          0.70
0
                   Maximum Annual Contractual Fee Rate for the
     Asia Pacific Equity and the European Equity Portfolios (Before Waivers)
1
Average Daily Net Assets                  Investment Advisory Fee
---------------------------           --------------------------------
first $1 billion                            0.90%
$1 billion--$2 billion                      0.85
$2 billion--$3 billion                      0.80
greater than $3 billion                     0.75
2
                                       72
3
4
                       Maximum Annual Contractual Fee Rate
                    For the Bond Portfolios (Before Waivers)
5

                                     Each Portfolio Except the
                                     International Bond, GNMA,             International Bond, GNMA, DE
                                       DE Tax-Free Income and             Tax-Free Income and KY Tax-Free
                                   KY Tax-Free Income Portfolios                 Income Portfolios
                             ----------------------------------------   -----------------------------------
                                 Investment           Sub-Advisory         Investment       Sub-Advisory
Average Daily Net Assets        Advisory Fee           Fees to BFM        Advisory Fee       Fees to BFM
---------------------------  ------------------    ------------------   ----------------  -----------------
6
first $1 billion                    .500%                .350%                 .550%              .400%
$1 billion --$2 billion             .450                 .300                  .500               .350
$2 billion --$3 billion             .425                 .275                  .475               .325
greater than $3 billion             .400                 .250                  .450               .300

7
                       Maximum Annual Contractual Fee Rate
                for the Money Market Portfolios (Before Waivers)
8

                                            Investment                            Sub-Advisory
Average Daily Net Assets                   Advisory Fee                            Fee to BIMC
-----------------------------  ----------------------------------------  ----------------------------------
$1 billion-- $2 billion                       .450%                                    .400%
$2 billion-- $3 billion                       .400                                     .350
greater than $3 billion                       .375                                     .325
                                              .350                                     .300

9
         BlackRock, a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., renders advisory services to each of the Portfolios, except the Index Equity Portfolio, pursuant to an Investment Advisory Agreement. From the commencement of operations of each Portfolio (other than the New Jersey Municipal Money Market, New Jersey Tax-Free Income, Core Bond Total Return, Low Duration Bond and International Bond Portfolios) until January 4, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), BIMC served as adviser.
0
         From July 1, 1991 to December 31, 1995, Midlantic Bank, N.A. ("Midlantic Bank") served as investment adviser to the predecessor portfolios of the International Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios. From January 1, 1996 through January 12, 1996 (February 12, 1996 with respect to the predecessor portfolio of the International Bond Portfolio): (i) BlackRock and Morgan Grenfell Investment Services Limited ("Morgan Grenfell") served as investment adviser and sub-adviser, respectively, to the predecessor portfolio to the International Bond Portfolio; (ii) BIMC served as investment adviser to the predecessor portfolio to the New Jersey Municipal Money Market Portfolio; and (iii) BFM served as investment adviser to the predecessor portfolio to the New Jersey Tax-Free Income Portfolio pursuant to interim advisory and sub-advisory agreements approved by the shareholders of the Compass Capital Group of Funds. From December 9, 1992 to January 13, 1996, BFM served as investment adviser to the predecessor portfolio of the Core Bond Total Return Portfolio. From July 17, 1992 to January 13, 1996, BFM served as investment adviser to the predecessor portfolio of the Low Duration Bond Portfolio.
1
         BFM renders sub-advisory services to the Balanced, Managed Income, Intermediate Government Bond, Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, New Jersey Tax-Free Income, Delaware Tax-Free Income, Kentucky Tax-Free Income, Core Bond Total Return, Core PLUS Total Return, Government Income, International Bond, High Yield Bond and GNMA Portfolios pursuant to Sub-Advisory Agreements. Until January 26, 2001, BFM rendered sub-advisory services to the Large Cap Value Equity, Mid-Cap Value Equity, Small Cap Value Equity, Select Equity, Large Cap Growth Equity, Mid-Cap Growth Equity, Small Cap Growth Equity, Micro-Cap Equity, and International Small Cap Equity Portfolios.
2
                                       73
3
4
From May 15, 2000 to January 26, 2001, BFM rendered sub-advisory services to the Global Science & Technology Portfolio. BlackRock and BIL render co-investment advisory services to the Global Communications Portfolio. BIL renders sub-advisory services to the International Equity and International Emerging Markets Portfolios pursuant to Sub-Advisory Agreements. BIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements. DFA renders advisory services to the Index Master Portfolio, the registered investment company in which the Index Equity Portfolio invests all of its assets, pursuant to an Investment Management Agreement. The Investment Advisory Agreement with BlackRock, the Investment Management Agreement with DFA and the above-referenced Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts."
5
         Provident Capital Management, Inc. (a predecessor entity of BFM) ("PCM") served as sub-adviser to the International Equity and International Emerging Markets Portfolios from commencement of operations (April 27, 1992 in the case of the International Equity Portfolio; June 17, 1994 in the case of the International Emerging Markets Portfolio) to April 19, 1996.
6
         PNC Bank served as sub-adviser for the Money Market Portfolio from October 4, 1989 (commencement of operations) to January 4, 1996; for the Municipal Money Market Portfolio from September 10, 1993 to January 4, 1996; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations) to January 4, 1996; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the Pennsylvania Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the North Carolina Municipal Money Market Portfolio from May 4, 1993 (commencement of operations) to January 4, 1996; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations) to January 4, 1996; and for the New Jersey Municipal Money Market Portfolio from January 13, 1996 to June 6, 1996. From April 4, 1990 (commencement of operations) to January 4, 1996, PNC Bank served as sub-adviser to the Balanced Portfolio. From March 1, 1993 to January 4, 1996, PNC Equity Advisors Company (a predecessor entity of BlackRock) ("PEAC") served as sub-adviser to the Select Equity Portfolio. From March 29, 1995 to June 1, 1996, PEAC served as sub-adviser to the Index Equity Portfolio. From July 1, 1996 through December 31, 1996, Morgan Grenfell served as sub-adviser to the International Bond Portfolio.
7
         Under the relevant Advisory Contracts, BlackRock, BIMC, BFM and BIL are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, BlackRock, BIMC, BFM, BIL and DFA are liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts (except the Advisory Contract relating to the Index Master Portfolio) is terminable as to a Portfolio by vote of the Fund's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BlackRock, BIMC, BFM or BIL, as the case may be. BlackRock, BIMC, BFM and BIL may also terminate their advisory relationship with respect to a Portfolio on 60 days' written notice to the Fund. The Advisory Contract relating to the Index Master Portfolio is terminable by vote of the Trust's Board of Trustees or by the holders of a majority of the outstanding voting securities of the Index Master Portfolio at any time without penalty on 60 days' written notice to DFA. DFA may also terminate its advisory relationship with respect to the Index Master Portfolio on 90 days' written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.
8
         For the period from October 1, 2000 through September 30, 2001, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:
9

                                             Fees Paid
              Portfolios                  (After Waivers)      Waivers     Reimbursements
--------------------------------------   ----------------- -------------- ----------------
Money Market .........................      $8,477,314       $6,903,732      $        0
U.S. Treasury Money Market ...........       1,384,567        2,049,276               0
Municipal Money Market ...............       1,206,603        1,885,727               0
New Jersey Municipal Money Market ....         223,570          491,910               0

0
                                       74
1
2

                                                   Fees Paid
                  Portfolios                    (After Waivers)      Waivers     Reimbursements
---------------------------------------------- ----------------- -------------- ----------------
North Carolina Municipal Money Market ........          52,721        419,192                 0
Ohio Municipal Money Market ..................         159,942        403,930                 0
Pennsylvania Municipal Money Market ..........       1,187,239      1,755,381                 0
Virginia Municipal Money Market ..............          12,115        257,990                 0
Low Duration Bond ............................         702,289        869,499                 0
Intermediate Government Bond .................       1,000,109        782,405                 0
Intermediate Bond ............................       2,481,658      1,706,913                 0
Core Bond ....................................       4,171,171      3,612,064                 0
Government Income ............................          79,448        111,464                 0
GNMA .........................................         239,350        340,063                 0
Managed Income ...............................       5,240,097      1,633,292                 0
International Bond ...........................         524,847              0                 0
High Yield Bond ..............................         505,156        239,343                 0
Tax-Free Income ..............................       1,010,019        756,250                 0
Pennsylvania Tax-Free Income .................       3,035,340      1,794,116                 0
New Jersey Tax-Free Income ...................         427,893        346,956                 0
Ohio Tax-Free Income .........................         255,315        232,955                 0
Delaware Tax-Free Income .....................         327,374        185,806                 0
Kentucky Tax-Free Income .....................         607,221        246,982                 0
Large Cap Value Equity .......................       0,707,071        104,662                 0
Large Cap Growth Equity ......................       6,355,642        157,857                 0
Mid-Cap Value Equity .........................       2,214,315              0                 0
Mid-Cap Growth Equity ........................       5,308,274              0                 0
Small Cap Value Equity .......................       3,002,213              0                 0
Small Cap Growth Equity ......................       9,653,420              0                 0
Micro-Cap Equity .............................       3,655,400         56,737                 0
Global Science & Technology ..................         651,971        229,748                 0
European Equity ..............................           2,215         98,268                 0
International Equity .........................       5,870,562         80,288                 0
International Small Cap Equity ...............       1,801,230        165,226                 0
Asia Pacific Equity ..........................               0         25,028            67,971
International Emerging Markets ...............         746,036         47,722                 0
Select Equity ................................       7,483,156        126,930                 0
Balanced .....................................       3,786,694         82,328                 0

3
         For the period from October 1, 1999 (May 15, 2000 in the case of the Global Science & Technology Portfolio, and June 23, 2000 in the case of the European Equity and Asia Pacific Equity Portfolios) through September 30, 2000, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:
4

                                                   Fees Paid
                  Portfolios                    (After Waivers)      Waivers     Reimbursements
---------------------------------------------- ----------------- -------------- ----------------
Money Market .................................     $ 7,768,989    $ 6,553,676         $      0
U. S. Treasury Money Market ..................       1,495,813      2,212,233                0
Municipal Money Market .......................         974,276      1,509,018                0
New Jersey Municipal Money Market ............         224,155        500,588                0
North Carolina Municipal Money Market ........          36,679        479,993                0
Ohio Municipal Money Market ..................         141,760        343,320                0
Pennsylvania Municipal Money Market ..........       1,190,896      1,743,425                0
Virginia Municipal Money Market ..............           6,182        257,930                0
Low Duration Bond ............................         608,895        759,386                0
Intermediate Government Bond .................       1,121,332        829,349                0

5
                                       75
6
7

                                                    Fees Paid
          Portfolios                             (After Waivers)             Waivers              Reimbursements
-------------------------------------        -----------------------    ----------------        ------------------
Intermediate Bond .................                   1,864,633           1,395,707                     0
Core Bond Total Return ............                   3,009,539           2,899,310                     0
Government Income .................                      55,140             126,791                     0
Managed Income ....................                   5,721,632           1,743,474                     0
GNMA ..............................                     201,152             362,060                     0
International Bond ................                     430,460                   0                     0
High Yield Bond ...................                     395,036             127,262                     0
Tax-Free Income ...................                     921,669             739,736                     0
Pennsylvania Tax-Free Income ......                   2,968,963           1,861,814                     0
New Jersey Tax-Free Income ........                     419,841             342,327                     0
Ohio Tax-Free Income ..............                     236,342             237,566                     0
Delaware Tax-Free Income ..........                     354,188             213,741                     0
Kentucky Tax-Free Income ..........                     605,113             293,774                     0
Large Cap Value Equity ............                  11,684,246                   0                     0
Large Cap Growth Equity ...........                   9,138,089                   0                     0
Mid-Cap Value Equity ..............                   2,172,456                   0                     0
Mid-Cap Growth Equity .............                   6,106,488                   0                     0
Small Cap Value Equity ............                   3,232,118                   0                     0
Small Cap Growth Equity ...........                  13,483,790                   0                     0
Micro-Cap Equity ..................                   6,038,499                   0                     0
Global Science & Technology .......                      36,150             207,900                     0
European Equity ...................                           0              13,420                52,916
International Equity ..............                  10,020,867             106,173                     0
International Small Cap Equity ....                   1,527,689             156,791                     0
Asia Pacific Equity ...............                           0               7,200                52,613
International Emerging Markets ....                   1,412,346                   0                     0
Select Equity .....................                  10,280,894                   0                     0
Balanced ..........................                   4,963,103                   0                     0

8
         For the period from October 1, 1998 (November 19, 1998 in the case of the High Yield Bond Portfolio) through September 30, 1999, the Fund paid BlackRock advisory fees (after waivers), and BlackRock waived advisory fees and reimbursed expenses, as follows:
9

                                                             Fees Paid
              Portfolios                                 (After Waivers)           Waivers           Reimbursements
-----------------------------------------           -----------------------  ------------------   ---------------------
 Money Market ............................               $  7,649,100         $  (5,765,498)           $   0
 U. S. Treasury Money Market .............                  2,000,681            (2,422,585)               0
 Municipal Money Market ..................                    848,612            (1,216,331)               0
 New Jersey Municipal Money Market .......                    234,151              (441,529)               0
 North Carolina Municipal Money Market....                    193,332              (861,367)               0
 Ohio Municipal Money Market .............                    169,074              (347,740)               0
 Pennsylvania Municipal Money Market .....                  1,209,468            (1,613,015)               0
 Virginia Municipal Money Market .........                     29,848              (250,140)               0
 Low Duration Bond .......................                    719,552              (754,500)               0
 Intermediate Government Bond ............                  1,553,319              (716,541)               0
 Intermediate Bond .......................                  1,714,005            (1,051,834)               0
 Core Bond Total Return ..................                  2,493,031            (2,137,407)               0
 Government Income .......................                    109,317              (106,976)               0
 GNMA ....................................                    329,452              (304,908)               0
 Managed Income ..........................                  6,086,694            (1,600,525)               0

0
                                       76
1
2

                                                           Fees Paid
          Portfolios                                    (After Waivers)           Waivers             Reimbursements
----------------------------------                   ---------------------     ---------------      --------------------
International Bond ................                          327,368                     0                0
High Yield Bond ...................                            3,325              (260,621)               0
Tax-Free Income ...................                        1,130,288              (491,480)               0
Pennsylvania Tax-Free Income ......                        4,007,439            (1,555,991)               0
New Jersey Tax-Free Income ........                          606,098              (272,652)               0
Ohio Tax-Free Income ..............                          388,252              (130,733)               0
Delaware Tax-Free .................                          533,840              (112,869)               0
Kentucky Tax-Free .................                          805,219              (213,243)               0
Large Cap Value Equity ............                       13,151,862                     0                0
Large Cap Growth Equity ...........                        7,642,265                     0                0
Mid-Cap Value Equity ..............                        2,210,757               (26,832)               0
Mid-Cap Growth Equity .............                        2,768,545               (30,905)               0
Small Cap Value Equity ............                        3,759,801                     0                0
Small Cap Growth Equity ...........                        8,138,473                     0                0
Micro-Cap Equity ..................                          415,602              (170,684)               0
International Equity ..............                        9,475,007                     0                0
International Small Cap Equity ....                           69,398              (143,999)               0
International Emerging Markets ....                        1,051,408                     0                0
Select Equity .....................                        9,743,912                     0                0
Balanced ..........................                        4,600,236                     0                0

3
         For the period from October 1, 2000 through September 30, 2001, BlackRock paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:
4

                                                                           Fees Paid
        Portfolios                                                      (After Waivers)            Waivers
----------------------------------                                  -----------------------   ------------------
Low Duration Bond .....................                              $      266,871               $   0
Intermediate Bond .....................                                     943,034                   0
Intermediate Government Bond ..........                                     380,044                   0
Core Bond Total Return ................                                   1,585,053                   0
Managed Income ........................                                   1,991,247                   0
Government Income .....................                                      30,190                   0
GNMA ..................................                                      90,954                   0
International Bond ....................                                     199,571                   0
High Yield Bond .......................                                     505,156                   0
Tax-Free Income .......................                                     383,809                   0
Pennsylvania Tax-Free Income ..........                                   1,153,435                   0
New Jersey Tax-Free Income ............                                     162,601                   0
Ohio Tax-Free Income ..................                                      97,020                   0
Delaware Tax-Free Income ..............                                     124,403                   0
Kentucky Tax-Free Income ..............                                     230,745                   0
Large Cap Value Equity ................                                   1,471,448                   0
Large Cap Growth Equity ...............                                   1,019,091                   0
Mid-Cap Value Equity ..................                                     250,745                   0
Mid-Cap Growth Equity .................                                     799,099                   0
Small Cap Value Equity ................                                     385,651                   0
Small Cap Growth Equity ...............                                   1,508,556                   0
Select Equity .........................                                   1,148,889                   0
Balanced ..............................                                     560,409                   0
Micro-Cap Equity ......................                                     627,208                   0
International Equity ..................                                   2,242,603                   0
International Emerging Markets ........                                     283,577                   0
Global Science & Technology ...........                                      69,911                   0

5
                                       77
6
7

                                                                              Fees Paid
                     Portfolios                                            (After Waivers)           Waivers
----------------------------------------------------------             -----------------------   --------------
European Equity ..........................................                       781                   0
International Small Cap Equity ...........................                   183,253                   0

8
         For the period October 1, 1999 (May 15, 2000 in the case of the Global Science & Technology Portfolio, and June 23, 2000 in the case of the European Equity and Asia Pacific Equity Portfolios) through September 30, 2000, the Fund paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:
9

                                                                          Fees Paid
                    Portfolios                                         (After Waivers)                Waivers
-------------------------------------------------------             ----------------------        -----------------
Low Duration Bond ...................................                 $       221,331                $    0
International Bond ..................................                         638,238                     0
International Government ............................                         387,083                     0
Core Bond Total Return ..............................                       1,038,330                     0
Managed Income ......................................                       1,901,565                     0
Government Income ...................................                          22,954                     0
GNMA Bond ...........................................                          73,798                     0
International Bond ..................................                         135,385                     0
High Yield ..........................................                         300,667                     0
Tax-Free Income .....................................                         305,211                     0
Pennsylvania Tax-Free ...............................                       1,002,912                     0
New Jersey Tax-Free .................................                         144,450                     0
Ohio Tax-Free .......................................                          82,644                     0
Delaware Tax-Free ...................................                         115,766                     0
Kentucky Tax-Free ...................................                         197,020                     0
Money Market ........................................                         431,442                     0
US Treasury Money Market ............................                         107,109                     0
Municipal Money Market ..............................                          55,293                     0
New Jersey Municipal Money Market ...................                          18,358                     0
North Carolina Municipal Money Market ...............                          17,399                     0
Ohio Municipal Money Market .........................                          13,107                     0
Pennsylvania Municipal Money Market .................                          78,031                     0
Virginia Municipal Money Market .....................                           7,662                     0
Large Cap Value Equity ..............................                       4,143,200                     0
Large Cap Growth Equity .............................                       3,423,796                     0
Mid-Cap Value Equity ................................                         731,930                     0
Mid-Cap Growth Equity ...............................                       2,074,482                     0
Small Cap Value Equity ..............................                       1,160,742                     0
Small Cap Growth Equity .............................                       5,236,881                     0
Select Equity .......................................                       3,710,073                     0
Balanced Equity .....................................                       1,726,402                     0
Micro-Cap Equity ....................................                       2,023,920                     0
International Equity ................................                       3,212,017                     0
International Emerging Markets ......................                         437,619                     0
Global Science & Technology .........................                           N/A                       0
European Equity .....................................                           N/A                       0
Asia Pacific Equity .................................                           N/A                       0
International Small Cap Equity ......................                         532,389                     0

0
         For the period from October 1, 1998 (November 19, 1998 in the case of the High Yield Bond Portfolio) through September 30, 1999, BlackRock paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:
1
                                       78
2
3

                                                                              Fees Paid
                    Portfolios                                             (After Waivers)               Waivers
----------------------------------------------                        -------------------------    ------------------
Money Market .................................                         $     1,707,925                $    0
U.S. Treasury Money Market ...................                                 505,964                     0
Municipal Money Market .......................                                 236,321                     0
New Jersey Municipal Money Market ............                                  77,438                     0
North Carolina Municipal Money Market ........                                 119,390                     0
Ohio Municipal Money Market ..................                                  58,766                     0
Pennsylvania Municipal Money Market ..........                                 320,664                     0
Virginia Municipal Money Market ..............                                  32,223                     0
Low Duration Bond ............................                                 297,439                     0
Intermediate Government Bond .................                                 303,047                     0
Intermediate Bond ............................                                 301,008                     0
Core Bond Total Return .......................                                 597,092                     0
Government Income ............................                                  27,729                     0
Managed Income ...............................                                 863,642                     0
International Bond ...........................                                  83,971                     0
High Yield ...................................                                  35,458                     0
GNMA .........................................                                  82,477                     0
Tax-Free Income ..............................                                 211,440                     0
Pennsylvania Tax-Free Income .................                                 616,763                     0
New Jersey Tax-Free Income ...................                                 269,283                     0
Ohio Tax-Free Income .........................                                  75,189                     0
Delaware Tax-Free Income .....................                                  96,109                     0
Kentucky Tax-Free Income .....................                                 112,228                     0
Large Cap Value Equity .......................                               4,129,081                     0
Large Cap Growth Equity ......................                               2,854,877                     0
Mid-Cap Value Equity .........................                                 452,349                     0
Mid-Cap Growth Equity ........................                                 702,346                     0
Small Cap Value Equity .......................                               1,107,049                     0
Small Cap Growth Equity ......................                               3,069,321                     0
Micro-Cap Equity .............................                                  86,160                     0
International Equity .........................                               1,693,490                     0
International Small Cap Equity ...............                                  28,312                     0
International Emerging Markets ...............                                 111,074                     0
Select Equity ................................                               2,982,370                     0
Balanced .....................................                               1,139,259                     0

4
         For the services it provides as investment adviser to the Index Master Portfolio, DFA is paid a monthly fee calculated at the annual rate of .025% of the Index Master Portfolio's average daily net assets. For the fiscal years ending November 30, 1999, 2000 and 2001, the Index Master Portfolio paid advisory fees to DFA totaling $558,270, $805,192 and $745,076, respectively.
5
         Administration Agreement. BlackRock and PFPC serve as the Fund's co-administrators pursuant to an administration agreement (the "Administration Agreement"). PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio's net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund's independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.
6
         Under the Administration Agreement, the Fund pays to BAI and PFPC on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .085% of the first $500 million of each
7
                                       79
8
9
Portfolio's average daily net assets, .075% of the next $500 million of each Portfolio's average daily net assets and .065% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .145% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio (.095% with respect to the Money Market Portfolios and .035% with respect to BlackRock Shares), .135% of the next $500 million of such average daily net assets (.085% with respect to the Money Market Portfolios and .025% with respect to BlackRock Shares) and .125% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion (.075% with respect to the Money Market Portfolios and .015% with respect to BlackRock Shares).
0
         Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations. Pursuant to the terms of the Administration Agreement, BlackRock has delegated certain of its duties thereunder to BDI.
1
         The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.
2
         PFPC serves as the administrative services agent for the Index Master Portfolio pursuant to an Administration and Accounting Services Agreement. The services provided by PFPC are subject to supervision by the executive officers and the Board of Trustees of the Trust, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports and acting as liaison with the Trust's custodians and dividend and disbursing agents. For these services, PFPC is entitled to compensation from the Index Master Portfolio at the annual rate of .015% of the Index Master Portfolio's average daily net assets. The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio's administrative services expenses.
3
         From February 1, 1993 until January 13, 1996, PFPC and Provident Distributors, Inc. ("PDI") served as co-administrators to the Fund. From January 16, 1996 until September 30, 1997, PFPC and BDI served as co-administrators to the Fund. From December 1, 1995 to September 30, 1997, Compass Capital Group, Inc. ("CCG") served as co-administrator to the Fund. BlackRock became co-administrator to the Fund on January 28, 1998. For the purposes of the following fee information, CCG and BDI are also considered "Administrators."
4
         For the period from October 1, 2000 through September 30, 2001, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:
5

                                                     Fees Paid
         Portfolios                               (After Waivers)       Waivers       Reimbursements
------------------------------------------------  ---------------     -----------     --------------
Money Market ...................................   $   5,752,420      $         0        $   0
U.S. Treasury Money Market .....................       1,320,921                0            0
Municipal Money Market .........................       1,177,406           22,099            0
New Jersey Municipal Money Market ..............         286,192                0            0
North Carolina Municipal Money Market ..........         188,765            1,147            0
Ohio Municipal Money Market ....................         225,549                0            0
Pennsylvania Municipal Money Market ............       1,146,261                0            0
Virginia Municipal Money Market ................         108,042            1,668            0
Low Duration Bond ..............................         543,603           27,603            0
Intermediate Government Bond ...................         819,957                0            0

6
                                       80
7
8

                                                 Fees Paid
                Portfolios                    (After Waivers)        Waivers       Reimbursements
-------------------------------------------   ---------------      -----------     --------------
Intermediate Bond .........................       1,518,335             56,556             0
Core Bond .................................       2,909,144            100,356             0
Government Income .........................          87,819                  0             0
GNMA ......................................         242,300                  0             0
Managed Income ............................       2,990,986                  0             0
International Bond ........................         219,481                  0             0
High Yield Bond ...........................         339,678                429             0
Tax-Free Income ...........................         812,484                  0             0
Pennsylvania Tax-Free Income ..............       2,128,371                  0             0
New Jersey Tax-Free Income ................         356,430                  0             0
Ohio Tax-Free Income ......................         224,604                  0             0
Delaware Tax-Free Income ..................         214,603                  0             0
Kentucky Tax-Free Income ..................         357,212                  0             0
Large Cap Value Equity ....................       4,228,006                  0             0
Large Cap Growth Equity ...................       2,584,965                  0             0
Mid-Cap Value Equity ......................         636,616                  0             0
Mid-Cap Growth Equity .....................       1,492,907                  0             0
Small Cap Value Equity ....................       1,245,962                  0             0
Small Cap Growth Equity ...................       3,787,327                  0             0
Micro-Cap Equity ..........................         775,446                  0             0
Global Science & Technology ...............         225,328                  0             0
European Equity ...........................          20,793              4,886             0
International Equity ......................       1,764,477                  0             0
International Small Cap Equity ............         452,285                  0             0
Asia Pacific Equity .......................               0              6,396             0
International Emerging Markets ............         146,051                  0             0
Select Equity .............................       3,001,819                  0             0
Index Equity ..............................       2,645,717          1,226,645             0
Balanced ..................................       1,577,263                  0             0

9
         For the period from October 1, 1999 (May 15, 2000 in the case of Global Science & Technology Portfolio, and June 23, 2000 in the case of European Equity and Asia Pacific Equity Portfolios) through September 30, 2000, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:
0

                                                 Fees Paid
                Portfolios                    (After Waivers)        Waivers       Reimbursements
-------------------------------------------   ---------------      -----------     --------------
Money Market ..............................     $ 5,329,064        $         0      $      0
U. S. Treasury Money Market ...............       1,418,417                  0             0
Municipal Money Market ....................         980,922                  0             0
New Jersey Municipal Money Market .........         289,897                  0             0
North Carolina Municipal Money Market .....         205,522              1,147             0
Ohio Municipal Money Market ...............         194,032                  0             0
Pennsylvania Municipal Money Market .......       1,143,318                  0             0
Virginia Municipal Money Market ...........         103,977              1,668             0
Low Duration Bond .........................         496,976            132,433             0
Intermediate Government Bond ..............         897,313                  0             0
Intermediate Bond .........................       1,312,198            157,145             0
Core Bond Total Return ....................       2,292,173            291,347             0
Government Income .........................          83,688                  0             0
Managed Income ............................       3,240,823                  0             0

1
                                       81
2
3

                                                 Fees Paid
                Portfolios                    (After Waivers)        Waivers       Reimbursements
-------------------------------------------   ---------------      -----------     --------------
GNMA ......................................         235,525                 0                  0
International Bond ........................         180,011                 0                  0
High Yield Bond ...........................         206,854            33,403                  0
Tax-Free Income ...........................         764,246                 0                  0
Pennsylvania Tax-Free Income ..............       2,129,000                 0                  0
New Jersey Tax-Free Income ................         350,597                 0                  0
Ohio Tax-Free Income ......................         217,998                 0                  0
Delaware Tax-Free Income ..................         237,498                 0                  0
Kentucky Tax-Free Income ..................         375,898                 0                  0
Large Cap Value Equity ....................       4,573,703                 0                  0
Large Cap Growth Equity ...................       3,582,474                 0                  0
Mid-Cap Value Equity ......................         624,581                 0                  0
Mid-Cap Growth Equity .....................       1,702,307                 0                  0
Small Cap Value Equity ....................       1,334,081                 0                  0
Small Cap Growth Equity ...................       5,301,926                 0                  0
Micro-Cap Equity ..........................       1,242,241                 0                  0
Global Science & Technology ...............           2,561            59,808                  0
European Equity ...........................               0             3,384                  0
International Equity ......................       2,913,054                 0                  0
International Small Cap Equity ............         381,769             5,661                  0
Asia Pacific Equity .......................               0             1,840                  0
International Emerging Markets ............         259,872                 0                  0
Select Equity .............................       4,017,644                 0                  0
Index Equity ..............................       2,936,015         1,357,833                  0
Balanced ..................................       1,995,004                 0                  0

4
     For the period from October 1, 1998 (November 19, 1998 in the case of the High Yield Bond Portfolio) through September 30, 1999, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:
5

                                                 Fees Paid
                Portfolios                    (After Waivers)        Waivers       Reimbursements
-------------------------------------------   ---------------      -----------     --------------
Money Market ..............................    $  4,431,214    $     (596,687)    $            0
U. S. Treasury Money Market ...............       1,414,122          (270,705)                 0
Municipal Money Market ....................         734,169           (90,996)                 0
New Jersey Municipal Money Market .........         238,126           (32,153)                 0
North Carolina Municipal Money Market .....         340,245           (71,105)                 0
Ohio Municipal Money Market ...............         184,197           (22,529)                 0
Pennsylvania Municipal Money Market .......         981,484          (126,056)                 0
Virginia Municipal Money Market ...........          87,474           (24,514)                 0
Low Duration Bond .........................         502,361          (111,419)                 0
Intermediate Government Bond ..............         778,615          (265,521)                 0
Intermediate Bond .........................       1,066,120          (167,584)                 0
Core Bond Total Return ....................       1,711,732          (241,065)                 0
Government Income .........................          50,144           (49,352)                 0
GNMA ......................................         171,278           (94,000)                 0
Managed Income ............................       3,054,280          (297,082)                 0
International Bond ........................         136,887                 0                  0
High Yield Bond ...........................           7,906           (86,276)                 0
Tax-Free Income ...........................         530,663          (215,350)                 0

6
                                       82
7
8

                                                         Fees Paid
                   Portfolios                         (After Waivers)         Waivers         Reimbursements
--------------------------------------------------    ---------------      ------------       --------------
Pennsylvania Tax-Free Income .....................        1,912,005           (525,896)                 0
New Jersey Tax-Free Income .......................          301,615           (102,610)                 0
Ohio Tax-Free Income .............................          146,194            (92,172)                 0
Delaware Tax-Free ................................          192,717            (77,719)                 0
Kentucky Tax-Free ................................          304,160           (121,599)                 0
Large Cap Value Equity ...........................        5,188,784                  0                  0
Large Cap Growth Equity ..........................        3,031,323                  0                  0
Mid-Cap Value Equity .............................          643,297                  0                  0
Mid-Cap Growth Equity ............................          803,240                  0                  0
Small Cap Value Equity ...........................        1,539,051                  0                  0
Small Cap Growth Equity ..........................        3,216,807                  0                  0
Micro-Cap Equity .................................          122,488                  0                  0
International Equity .............................        2,745,464                  0                  0
International Small Cap Equity ...................           49,084                  0                  0
International Emerging Markets ...................          193,461                  0                  0
Select Equity ....................................        3,831,505                  0                  0
Index Equity .....................................        2,022,446         (1,006,052)                 0
Balanced .........................................        1,865,080                  0                  0

9
         The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.
0
         Custodian and Transfer Agency Agreements. Pursuant to the terms of a custodian agreement (the "Custodian Agreement") between the Fund and PNC Bank, as of January 1, 1999 PNC Bank has assigned its rights and delegated its duties as the Fund's custodian to its affiliate, PFPC Trust Company ("PTC"). Under the Custodian Agreement, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund.
1
         For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio's average gross assets. PTC is also entitled to out-of-pocket expenses and certain transaction charges. PTC has undertaken to waive its custody fees with respect to the Index Equity Portfolio, which invests substantially all of its assets in the Index Master Portfolio.
2
         PFPC, which has its principal offices at 400 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems HL, Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of
 .03% of the average net asset value of outstanding Institutional and Service Shares in each Portfolio, plus per account fees and disbursements. For its services with respect to the
3
                                       83
4
5
Fund's BlackRock Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .01% of the average net asset value of outstanding BlackRock Shares in each Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to HL and Investor Shares, PFPC receives per account fees. Until further notice, the transfer agency fees for each series of Investor Shares in each Portfolio will not exceed the annual rate of .10% of the series' average daily net assets.
6
         PTC serves as the Trust's custodian and PFPC serves as the Trust's transfer and dividend disbursing agent. The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio's custody and transfer and dividend disbursing fees and expenses.
7
         Distributor and Distribution and Service Plan. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of each Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor's principal business address is 3200 Horizon Drive, King of Prussia, PA 19406.
8
         Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay the Distributor and/or BlackRock or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only HL Shares, Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (collectively, "Service Organizations") and to Hilliard Lyons. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and
(v) while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.
9
         The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.
0
         With respect to HL Shares and Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .10% of the average daily net asset value of each Portfolio's outstanding HL Shares or Investor A Shares, as applicable) are used to pay commissions and other fees payable to Service Organizations and/or Hilliard Lyons and other broker/dealers who sell HL Shares and/or Investor A Shares.
1
         With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.
2
         With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's
3
                                       84
4
5
outstanding Investor C Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.
6
         The Fund is not required or permitted under the Plan to make distribution payments with respect to Service, Institutional or BlackRock Shares. However, the Plan permits BDI, BlackRock, PFPC and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, BlackRock and their affiliates may pay affiliated and unaffiliated financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional Payments") would be in addition to the payments by the Fund described in this Statement of Additional Information for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for a dealer's examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; "listing" fees for the placement of the Portfolios on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, BlackRock and their affiliates may make Additional Payments to affiliated and unaffiliated entities for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Fund. The Additional Payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the affiliated and unaffiliated financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.
7
         Service Organizations and/or Hilliard Lyons may charge their clients additional fees for account-related services.
8
         The Fund intends to enter into service arrangements with Service Organizations and with Hilliard Lyons pursuant to which Service Organizations and/or Hilliard Lyons will render certain support services to their customers ("Customers") who are the beneficial owners of HL Shares, Service, Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the HL Shares, Investor A, Investor B and Investor C Shares owned beneficially by their Customers and .15% (on an annualized basis) of the average daily net asset value of the Service Shares beneficially owned by their Customers, Service Organizations and/or Hilliard Lyons may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers' investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. In consideration for payment of a shareholder processing fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of HL Shares, Service, Investor A, Investor B and Investor C Shares owned beneficially by their Customers, Service Organizations and/or Hilliard Lyons may provide one or more of these additional services to such Customers: (i) providing necessary personnel and facilities to establish and maintain Customer accounts and records; (ii) assistance in aggregating and processing purchase, exchange and redemption transactions; (iii) placement of net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Customer orders to purchase or redeem shares; (vi) processing dividend payments; (vii) verifying and guaranteeing Customer signatures in connection with redemption orders and transfers and changes in Customer-designated accounts, as necessary; (viii) providing periodic statements showing Customers' account balances and, to the extent practicable,
9
                                       85
0
1
integrating such information with other Customer transactions otherwise effected through or with a Service Organization; (ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to Customers; (xi) receiving, tabulating and transmitting to the Fund proxies executed by Customers with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by Customers or the information to the Fund necessary for subaccounting; (xiii) providing sub-transfer agency services; and (xiv) providing such other similar services as the Fund or a Customer may request.
2
         For the twelve months ended September 30, 2001, the Portfolios' share classes bore the following distribution, shareholder servicing and shareholder processing fees under the Portfolios' current plans:
3

                                                       Distribution          Shareholder           Shareholder
Portfolios - Investor A Shares                             Fees             Servicing Fees       Processing Fees
----------------------------------------------------  -----------------  -------------------   -------------------
Money Market                                            $       0          $  1,240,933            $  744,560
U. S. Treasury Money Market                                     0                87,843                52,706
Municipal Money Market                                          0                20,906                12,543
New Jersey Municipal Money Market                               0                34,692                20,815
North Carolina Municipal Money Market                           0                 1,029                   617
Ohio Municipal Money Market                                     0               120,011                72,007
Pennsylvania Municipal Money Market                             0               195,651               117,391
Virginia Municipal Money Market                                 0                 5,836                 3,501
Low Duration Bond                                               0                16,749                10,049
Intermediate Government Bond                                    0                30,730                18,438
Intermediate Bond                                               0                13,411                 8,046
Core Bond Total Return                                          0                36,172                21,087
Government Income                                               0                24,976                14,986
Managed Income                                                  0                46,544                27,926
GNMA                                                            0                 6,807                 4,084
International Bond                                              0                25,498                15,298
High Yield Bond                                                 0                17,867                10,720
Tax-Free Income                                                 0                23,155                13,893
Pennsylvania Tax-Free Income                                    0                87,754                52,652
New Jersey Tax-Free Income                                      0                 6,270                 3,762
Ohio Tax-Free Income                                            0                 8,946                 5,368
Delaware Tax-Free Income                                        0                 9,310                 5,586
Kentucky Tax-Free Income                                        0                 6,407                 3,844
Large Cap Value Equity                                          0               144,238                86,542
Large Cap Growth Equity                                         0               147,705                88,624
Mid-Cap Value Equity                                            0                11,675                 7,004
Mid-Cap Growth Equity                                           0               138,341                83,005
Small Cap Value Equity                                          0                71,181                42,709
Small Cap Growth Equity                                         0               311,346               186,808
Micro-Cap Equity                                                0               209,298               125,577
Global Science & Technology Equity                              0                71,911                43,146
European Equity                                                 0                 2,767                 1,660
International Equity                                            0                84,467                50,680
International Small Cap Equity                                  0                81,437                48,861
Asia Pacific Equity                                             0                   117                    70
International Emerging Markets                                  0                 5,432                 3,259
Select Equity                                                   0               139,407                83,645
Index Equity                                                    0               220,004               132,000

4
                                       86
5
6

                                                       Distribution          Shareholder           Shareholder
Portfolios - Investor B Shares                             Fees             Servicing Fees       Processing Fees
---------------------------------------------  -----------------------  --------------------  --------------------
7
Balanced                                                         0               327,941               196,763
8
9
                                                       Distribution          Shareholder           Shareholder
Portfolios - Investor B Shares                             Fees             Servicing Fees       Processing Fees
---------------------------------------------  -----------------------  --------------------  --------------------
Money Market                                             $  83,172             $  27,331               $     0
U. S. Treasury Money Market                                      0                     0                     0
Municipal Money Market                                           0                     0                     0
New Jersey Municipal Money Market                                0                     0                     0
North Carolina Municipal Money Market                           42                    14                     0
Ohio Municipal Money Market                                      0                     0                     0
Pennsylvania Municipal Money Market                              0                     0                     0
Virginia Municipal Money Market                                  0                     0                     0
Low Duration Bond                                           94,153                31,327                18,796
Intermediate Government Bond                                15,804                 5,262                 3,157
Intermediate Bond                                           13,036                 4,336                 2,601
Core Bond Total Return                                     152,749                50,797                30,478
Government Income                                          195,246                65,140                39,084
Managed Income                                              46,904                15,607                 9,364
GNMA                                                        10,774                 3,598                 2,159
International Bond                                          34,745                11,596                 6,958
High Yield Bond                                            346,897               115,357                69,214
Tax-Free Income                                             27,796                 9,241                 5,545
Pennsylvania Tax-Free Income                               175,592                58,531                35,119
New Jersey Tax-Free Income                                  22,487                 7,481                 4,489
Ohio Tax-Free Income                                        19,679                 6,580                 3,948
Delaware Tax-Free Income                                    16,544                 5,503                 3,302
Kentucky Tax-Free Income                                     4,312                 1,437                   862
Large Cap Value Equity                                     232,776                77,342                46,404
Large Cap Growth Equity                                    327,341               109,006                65,403
Mid-Cap Value Equity                                        53,882                17,871                10,728
Mid-Cap Growth Equity                                      589,073               196,311               117,787
Small Cap Value Equity                                     119,017                39,566                23,739
Small Cap Growth Equity                                    458,238               152,642                91,585
Micro-Cap Equity                                           928,242               309,511               185,708
Global Science & Technology Equity                         318,480               106,118                63,670
European Equity                                             16,253                 5,423                 3,254
International Equity                                        47,418                15,819                 9,491
International Small Cap Equity                             295,694                98,570                59,142
Asia Pacific Equity                                             68                    23                    14
International Emerging Markets                               5,930                 1,980                 1,188
Select Equity                                              448,312               149,406                89,644
Index Equity                                             2,391,874               796,749               478,049
Balanced                                                   647,973               215,951               129,571

0
                                       87
1
2

                                                        Distribution          Shareholder            Shareholder
Portfolios - Investor C Shares                              Fees             Servicing Fees        Processing Fees
--------------------------------------------------  -------------------   --------------------   ------------------
Money Market                                              $  53,272             $  17,755             $       0
U. S. Treasury Money Market                                       0                     0                     0
Municipal Money Market                                            0                     0                     0
New Jersey Municipal Money Market                                 0                     0                     0
North Carolina Municipal Money Market                             0                     0                     0
Ohio Municipal Money Market                                       0                     0                     0
Pennsylvania Municipal Money Market                               0                     0                     0
Virginia Municipal Money Market                                   0                     0                     0
Low Duration Bond                                            23,332                 7,777                 4,604
Intermediate Government Bond                                  6,889                 2,296                 1,361
Intermediate Bond                                             4,446                 1,482                   889
Core Bond Total Return                                       98,399                32,798                19,645
Government Income                                            15,375                 5,125                 3,070
Managed Income                                                1,684                   561                   337
GNMA                                                          2,529                   843                   506
International Bond                                           23,107                 7,701                 4,593
High Yield Bond                                              83,297                20,245                12,011
Tax-Free Income                                              16,529                 5,510                 3,200
Pennsylvania Tax-Free Income                                  4,347                 1,449                   870
New Jersey Tax-Free Income                                      304                   101                    55
Ohio Tax-Free Income                                          3,546                 1,182                   706
Delaware Tax-Free Income                                      3,410                 1,137                   680
Kentucky Tax-Free Income                                        966                   322                   193
Large Cap Value Equity                                       73,358                24,450                14,643
Large Cap Growth Equity                                      60,935                20,307                12,141
Mid-Cap Value Equity                                         19,492                 6,496                 3,881
Mid-Cap Growth Equity                                       269,813                89,906                53,722
Small Cap Value Equity                                       47,004                15,665                 9,394
Small Cap Growth Equity                                     233,030                77,658                46,482
Micro-Cap Equity                                            523,477               174,440               104,720
Global Science & Technology Equity                           64,313                28,944                16,795
European Equity                                               5,597                 1,865                 1,100
International Equity                                         18,385                 6,127                 3,591
International Small Cap Equity                              221,757                73,891                44,122
Asia Pacific Equity                                              15                     5                     3
International Emerging Markets                                2,237                   745                   437
Select Equity                                                50,674                16,888                10,090
Index Equity                                              3,552,530             1,184,070               707,392
Balanced                                                     91,392                30,462                18,246

3
4

                                                        Distribution           Shareholder          Shareholder
Portfolios - Service Shares                                 Fees            Servicing Fees        Processing Fees
--------------------------------------------------  ------------------    --------------------   ------------------
Money Market                                                 N/A               $ 1,059,842            $ 1,059,842
U. S. Treasury Money Market                                  N/A                   588,855                588,855
Municipal Money Market                                       N/A                   200,424                200,424
New Jersey Municipal Money Market                            N/A                    84,021                 84,021
North Carolina Municipal Money Market                        N/A                     1,264                  1,264
Ohio Municipal Money Market                                  N/A                    13,150                 13,150
Pennsylvania Municipal Money Market                          N/A                   120,305                120,305
Virginia Municipal Money Market                              N/A                       874                    874
Low Duration Bond                                            N/A                    40,307                 40,307
Intermediate Government Bond                                 N/A                    45,437                 45,437

5
                                       88
6
7

                                                     Distribution         Shareholder           Shareholder
Portfolios - HL Shares                                   Fees           Servicing Fees        Processing Fees
----------------------------------------------       ------------       --------------        ---------------
Intermediate Bond                                         N/A                  45,405                 45,405
Core Bond Total Return                                    N/A                 129,225                129,225
Government Income                                         N/A                       0                      0
Managed Income                                            N/A                 444,299                444,299
GNMA                                                      N/A                     323                    323
International Bond                                        N/A                   8,659                  8,659
High Yield Bond                                           N/A                      42                     42
Tax-Free Income                                           N/A                   7,698                  7,698
Pennsylvania Tax-Free Income                              N/A                  15,666                 15,666
New Jersey Tax-Free Income                                N/A                  26,569                 26,569
Ohio Tax-Free Income                                      N/A                      59                     59
Delaware Tax-Free Income                                  N/A                       0                      0
Kentucky Tax-Free Income                                  N/A                     135                    135
Large Cap Value Equity                                    N/A                 474,876                474,876
Large Cap Growth Equity                                   N/A                 332,683                332,683
Mid-Cap Value Equity                                      N/A                  41,488                 41,488
Mid-Cap Growth Equity                                     N/A                  70,828                 70,828
Small Cap Value Equity                                    N/A                  79,905                 79,905
Small Cap Growth Equity                                   N/A                 327,637                327,637
Micro-Cap Equity                                          N/A                   2,257                  2,257
Global Science & Technology Equity                        N/A                      62                     62
European Equity                                           N/A                       0                      0
International Equity                                      N/A                 171,573                171,573
International Small Cap Equity                            N/A                   7,954                  7,954
Asia Pacific Equity                                       N/A                      22                     22
International Emerging Markets                            N/A                   9,356                  9,356
Select Equity                                             N/A                 289,933                289,933
Index Equity                                              N/A                 519,752                519,752
Balanced                                                  N/A                 261,486                261,486
8
                                                     Distribution         Shareholder           Shareholder
Portfolios - HL Shares                                   Fees           Servicing Fees        Processing Fees
----------------------------------------------       ------------       --------------        ---------------
Money Market                                              N/A               $ 413,424             $  248,054
Municipal Money Market                                    N/A                  35,099                156,300

9
                                       89
0
1
         Code of Ethics. The Fund, the Trust, BlackRock, BFM, BIL, BIMC, DFA and the Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.
2
                                    EXPENSES
3
         Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BlackRock, the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder processing fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable. 4
                             PORTFOLIO TRANSACTIONS
5
         In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund, or the Trust with respect to the Index Master Portfolio, (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. With respect to the Index Master Portfolio, commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.
6
         No Portfolio has any obligation to deal with any broker or group of brokers in the execution of Portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term. The advisory fees that the Portfolios pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Portfolios' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolios will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Portfolios. While such services are not expected to reduce the expenses of the adviser or sub-advisers, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs. With respect to the Index Master Portfolio, it will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. DFA monitors the performance of brokers which effect transactions for the Index Master Portfolio to determine the effect that the Index Master Portfolio's trading has on the market prices of the securities in which the Index Master
7
                                       90
8
9
Portfolio invests. DFA also checks the rate of commission being paid by the Index Master Portfolio to its brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide DFA with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement permits DFA knowingly to pay commissions on such transactions which are greater than another broker might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or DFA's overall responsibilities to the Trust.
0
         Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).
1
         For the year or period ended September 30, 2001, the following Portfolios paid brokerage commissions as follows:
2
3

                         Portfolios                        Brokerage Commissions
---------------------------------------------------------  ---------------------
Large Cap Value Equity ..................................       $ 6,609,790
Large Cap Growth Equity .................................         2,873,804
Mid-Cap Value Equity ....................................         2,122,568
Mid-Cap Growth Equity ...................................         5,438,173
Small Cap Value Equity ..................................         3,586,875
Small Cap Growth Equity .................................         8,296,681
Micro-Cap Equity ........................................         1,090,852
Global Science & Technology .............................           631,808
European Equity .........................................            60,600
International Equity ....................................         4,200,690
International Small Cap Equity ..........................         1,469,695
Asia Pacific Equity .....................................            21,421
International Emerging Markets ..........................           515,419
Select Equity ...........................................         3,679,700
Balanced ................................................         1,231,854
Low Duration Bond Portfolio .............................             5,504
Intermediate Government Bond Portfolio ..................            10,060
Intermediate Bond Portfolio .............................            10,512
Core Bond Total Return Portfolio ........................            42,392
Government Income Portfolio .............................             3,286
Managed Income Portfolio ................................            44,240
GNMA Portfolio ..........................................             6,224
High Yield Bond .........................................                86
International Bond Portfolio ............................             2,644
Tax-Free Income Portfolio ...............................             3,620
PA Tax-Free Income Portfolio ............................            10,040
NJ Tax-Free Income Portfolio ............................             4,460
OH Tax-Free Income Portfolio ............................             3,716
DE Tax-Free Income Portfolio ............................             3,984
KY Tax-Free Income Portfolio ............................             4,340

4
         For the year or period ended September 30, 2000, the following Portfolios paid brokerage commissions as follows:
5

                         Portfolios                        Brokerage Commissions
---------------------------------------------------------  ---------------------
Large Cap Value Equity ..................................       $ 7,027,608

6
                                       91
7
8
Large Cap Growth Equity ..................................        2,597,003
Mid-Cap Value Equity .....................................        1,648,360
Mid-Cap Growth Equity ....................................        2,223,266
Small Cap Value Equity ...................................        2,552,691
Small Cap Growth Equity ..................................        3,092,783
Micro-Cap Equity .........................................          550,564
Global Science & Technology ..............................          130,135
European Equity ..........................................           15,113
International Equity .....................................        8,609,103
International Small Cap Equity ...........................        1,744,547
Asia Pacific Equity ......................................            9,169
International Emerging Markets ...........................          824,933
Select Equity ............................................        3,951,741
Balanced .................................................        1,170,036
9
0
         For the year ended September 30, 1999, the following Portfolios paid brokerage commissions as follows:
1
                             Portfolios                    Brokerage Commissions
--------------------------------------------------------  ----------------------
Large Cap Value Equity ...................................      $ 3,037,576
Large Cap Growth Equity ..................................        1,628,262
Mid-Cap Value Equity .....................................          818,888
Mid-Cap Growth Equity ....................................        1,042,287
Small Cap Value Equity ...................................        1,368,990
Small Cap Growth Equity ..................................        1,512,663
Micro-Cap Equity .........................................           66,503
International Equity .....................................        3,836,116
International Small Cap Equity ...........................          263,039
International Emerging Markets ...........................          634,449
Select Equity ............................................        1,119,081
Balanced .................................................          242,640
2
         For the Index Master Portfolio's fiscal years ended November 30, 1999, 2000 and 2001, the Index Master Portfolio paid brokerage commissions totaling $1,250, $47,958 and $109,709, respectively.
3
         Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.
4
         Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio's net asset values or net income.
5
                                       92
6
7
         Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
8
         The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.
9
         Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, BIMC, BFM, PNC Bank, PTC, BIL, the Administrators, the Distributor or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock Advisors, Inc., BIMC, BFM, PNC Bank, PTC, BIL, PFPC, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.
0
         The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. The Index Master Portfolio ordinarily will not sell portfolio securities except to reflect additions or deletions of stocks that comprise the S&P 500(R) Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio's shares.
1
         The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 2001, the following Portfolios held the following securities:
2
         Portfolio                     Security                         Value
-----------------------------------  ----------------------------  -------------
3
Money Market
------------
Goldman, Sachs & Co.               Medium Term Note                 $156,000,000
Merrill Lynch & Co., Inc.          Medium Term Note                   23,000,000
Merrill Lynch & Co., Inc.          Variable Rate Obligation          120,033,893
Morgan Stanley Dean Witter & Co.   Repurchase Agreement              303,000,000
Morgan Stanley Dean Witter & Co.   Variable Rate Obligation           68,030,158
UBS Warburg LLC                    Repurchase Agreement              200,000,000
4
U.S. Treasury Money Market
--------------------------
Bear, Stearns & Co.                Repurchase Agreement               40,000,000
Deutsche Bank Securities, Inc.     Repurchase Agreement               40,000,000
Goldman, Sachs & Co.               Repurchase Agreement               40,000,000
Greenwich Capital Markets, Inc.    Repurchase Agreement              150,000,000
Lehman Brothers, Inc.              Repurchase Agreement               40,000,000
Morgan Stanley Dean Witter & Co.   Repurchase Agreement              147,300,000
UBS Warburg LLC                    Repurchase Agreement               40,000,000
5
                                       93
6
7
          Portfolio                          Security                    Value
----------------------------   -------------------------------------  ----------
8
9
Low Duration Bond
-----------------
Goldman, Sachs & Co.             Commercial Mortgage Backed Security     592,980
Lehman Brothers, Inc.            Commercial Mortgage Backed Security     901,471
Lehman Brothers, Inc.            Corporate Bond                        1,132,260
Merrill Lynch & Co., Inc.        Mortgage Pass-Through                 3,583,566
Salomon Smith Barney, Inc.       Commercial Mortgage Backed Security      82,715
0
Intermediate Government Bond
----------------------------
CS First Boston Corporation      Commercial Mortgage Backed Security   2,485,177
Lehman Brothers, Inc.            Commercial Mortgage Backed Security   2,948,378
Merrill Lynch & Co., Inc.        Mortgage Pass-Through                   284,844
Salomon Smith Barney, Inc.       Commercial Mortgage Backed Security   2,483,447
1
Intermediate Bond
-----------------
Barclays PLC                     Corporate Bond                        2,868,504
Bear, Stearns & Co.              Corporate Bond                        2,738,045
CS First Boston Corporation      Commercial Mortgage Backed Security   5,946,332
Lehman Brothers, Inc.            Commercial Mortgage Backed Security   6,305,837
Lehman Brothers, Inc.            Corporate Bond                        5,752,725
Merrill Lynch & Co., Inc.        Mortgage Pass-Through                 1,204,113
Salomon Smith Barney, Inc.       Commercial Mortgage Backed Security   4,259,624
2
Core Bond Total Return
----------------------
Barclays PLC                     Corporate Bond                        2,612,894
Bear, Stearns & Co.              Corporate Bond                        4,539,651
CS First Boston Corporation      Commercial Mortgage Backed Security  14,251,650
CS First Boston Corporation      Corporate Bond                        4,629,584
Lehman Brothers, Inc.            Commercial Mortgage Backed Security  24,693,706
Merrill Lynch & Co., Inc.        Corporate Bond                        2,962,077
Merrill Lynch & Co., Inc.        Mortgage Pass-Through                 3,891,667
Morgan Stanley Dean Witter & Co. Commercial Mortgage Backed Security  15,916,691
Salomon Smith Barney, Inc.       Commercial Mortgage Backed Security     764,876
Salomon Smith Barney, Inc.       Multiple Class Mortgage Pass-Through  2,063,804
3
Government Income Bond
----------------------
Goldman, Sachs & Co.             Commercial Mortgage Backed Security     289,052
Salomon Smith Barney, Inc.       Multiple Class Mortgage Pass-Through    172,884
4
Managed Income Bond
-------------------
Barclays PLC                     Corporate Bond                        1,874,468
Bear, Stearns & Co.              Corporate Bond                        2,072,900
Goldman, Sachs & Co.             Corporate Bond                        6,202,096
Lehman Brothers, Inc.            Commercial Mortgage Backed Security     163,308
Lehman Brothers, Inc.            Corporate Bond                        5,670,396
Lehman Brothers, Inc.            Repurchase Agreement                  9,248,750
5
                                       94
6
7
             Portfolio                       Security                    Value
-------------------------------- -----------------------------------  ----------
Merrill Lynch & Co., Inc.        Corporate Bond                        2,456,230
Merrill Lynch & Co., Inc.        Mortgage Pass-Through                17,841,921
Morgan Stanley Dean Witter & Co. Commercial Mortgage Backed Security     166,871
8
International Bond
------------------
Lehman Brothers, Inc.            Commercial Mortgage Backed Security   3,301,154
9
Large Cap Value Equity
----------------------
Lehman Brothers, Inc.            Common Stock                         30,119,130
Morgan Stanley Dean Witter & Co. Common Stock                         16,073,207
0
Mid-Cap Value Equity
--------------------
Lehman Brothers, Inc.            Common Stock                          1,540,635
1
Select Equity
-------------
Lehman Brothers, Inc.            Common Stock                         14,474,010
Morgan Stanley Dean Witter & Co. Common Stock                          7,930,485
2
Balanced
--------
Barclays PLC                     Corporate Bond                          306,731
Bear, Stearns & Co.              Corporate Bond                        1,343,250
CS First Boston Corporation      Commercial Mortgage Backed Security   2,077,771
Lehman Brothers, Inc.            Commercial Mortgage Backed Security   2,733,304
Lehman Brothers, Inc.            Common Stock                          5,173,350
Lehman Brothers, Inc.            Corporate Bond                        1,301,824
Merrill Lynch & Co., Inc.        Corporate Bond                          438,054
Merrill Lynch & Co., Inc.        Mortgage Pass-Through                 3,245,672
Morgan Stanley Dean Witter & Co. Commercial Mortgage Backed Security   1,540,344
Morgan Stanley Dean Witter & Co. Common Stock                          2,864,430
Salomon Smith Barney, Inc.       Multiple Class Mortgage Pass-Through    451,660
3
4
                       PURCHASE AND REDEMPTION INFORMATION
5
Investor Shares
6
         Purchase of Shares. The minimum investment for the initial purchase of shares is $500; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-advisers, Distributor or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.
7
         Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.
8
                                       95
9
0
         The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf, and the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Such customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.
1
         Purchases Through the Transfer Agent. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial purchase amount payable to BlackRock Funds. The Fund does not accept third party checks for initial or subsequent investments. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio with respect to which shares are purchased must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, specify the class of Investor Shares and include the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions.
2
         Other Purchase Information. Shares of each Portfolio of the Fund are sold on a continuous basis by BDI as the Distributor. BDI maintains its principal offices at 3200 Horizon Drive, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.
3
         In the event that a shareholder acquiring Investor A Shares on or after May 1, 1998 at a future date meets the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholders Investor A Shares will, upon the direction of the Fund's distributor, automatically be converted to Institutional Shares of the Portfolio having the same aggregate net asset value as the shares converted.
4
         Unless a sales charge waiver applies, Investor B shareholders of a Bond or Equity Portfolio pay a contingent deferred sales charge if they redeem during the first six years after purchase, and Investor C shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B or Investor C distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A Shares.
5
         Investor B Shares of the Portfolios purchased on or before January 12, 1996 are subject to a CDSC of 4.50% of the lesser of the original purchase price or the net asset value of Investor B Shares at the time of redemption. This deferred sales charge is reduced for shares held more than one year. Investor B Shares of a Portfolio purchased on or before January 12, 1996 convert to Investor A Shares of the Portfolio at the end of six years after purchase. For more information about Investor B Shares purchased on or before January 12, 1996 and the deferred sales charge payable on their redemption, call PFPC at (800) 441-7762.
6
         Dealer Reallowances. The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of the Funds' Non-Money Market Investor A Shares.
7
                                       96
8
9
Low Duration Bond Portfolio:
                                                             Reallowance or
                                                             Placement Fees
                      Amount of Transaction                to Dealers (as % of
                        at Offering Price                   Offering Price)*
------------------------------------------------------  ------------------------
Less than $50,000                                                 2.50%
$50,000 but less than $100,000                                    2.25
$100,000 but less than $250,000                                   2.00
$250,000 but less than $500,000                                   1.25
$500,000 but less than $1,000,000                                 0.75
$1 million but less than $3 million                               0.75
$3 million but less than $15 million                              0.50
$15 million and above                                             0.25
0
* The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.
1
                                       97
2
3
Intermediate Government Bond, Intermediate Bond, Core Bond Total Return, Core PLUS Total Return, GNMA, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios:
4
                                                               Reallowance or
                                                               Placement Fees
                      Amount of Transaction                  to Dealers (as % of
                        at Offering Price                     Offering Price)*
-----------------------------------------------------   ------------------------
Less than $50,000                                                   3.50%
$50,000 but less than $100,000                                      3.25
$100,000 but less than $250,000                                     3.00
$250,000 but less than $500,000                                     2.00
$500,000 but less than $1,000,000                                   1.00
$1 million but less than $3 million                                 0.75
$3 million but less than $15 million                                0.50
$15 million and above                                               0.25
5
Government Income, Managed Income and All Equity Portfolios Except the Micro-Cap Equity Portfolio, International Equity, European Equity, Asia Pacific Equity, Global Science & Technology, Global Communications, International Emerging Markets, International Small Cap Equity and Index Equity:
6
                                                               Reallowance or
                                                               Placement Fees
                      Amount of Transaction                  to Dealers (as % of
                        at Offering Price                     Offering Price)*
-----------------------------------------------------   ------------------------
Less than $50,000                                                   4.00%
$50,000 but less than $100,000                                      3.75
$100,000 but less than $250,000                                     3.50
$250,000 but less than $500,000                                     2.50
$500,000 but less than $1,000,000                                   1.50
$1 million but less than $3 million                                 1.00
$3 million but less than $15 million                                0.50
$15 million and above                                               0.25
7
International Bond, High Yield Bond, Micro-Cap Equity, International Equity, European Equity, Asia Pacific Equity, Global Science & Technology, Global Communications, International Emerging Markets and International Small Cap:
8
                                                               Reallowance or
                                                               Placement Fees
                      Amount of Transaction                  to Dealers (as % of
                        at Offering Price                     Offering Price)*
-----------------------------------------------------   ------------------------
Less than $50,000                                                   4.50%
$50,000 but less than $100,000                                      4.25
$100,000 but less than $250,000                                     4.00
$250,000 but less than $500,000                                     3.00
$500,000 but less than $1,000,000                                   2.00
9
                                       98
0
1
$1 million but less than $3 million                     1.00
$3 million but less than $15 million                    0.50
$15 million and above                                   0.25
*The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.
2
Index Equity Portfolio:
3

                                                                                   Reallowance or
                                                                                   Placement Fees
                      Amount of Transaction                                      to Dealers (as % of
                        at Offering Price                                          Offering Price)
--------------------------------------------------------------------------------------------------------------
Less than $50,000                                                                       2.50%
$50,000 but less than $100,000                                                          2.25
$100,000 but less than $250,000                                                         2.00
$250,000 but less than $500,000                                                         1.25
$500,000 but less than $1,000,000                                                       0.75
$1 million but less than $3 million                                                     0.00
$3 million but less than $15 million                                                    0.00
$15 million and above                                                                   0.00

4
         During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. The Distributor, BlackRock, Inc. and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Portfolios, to dealers in connection with the sale and distribution of shares (such as additional payments based on new sales), and may, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash.
5
         The following special purchase plans result in the waiver or reduction of sales charges for Investor A, B or C shares of each of the Equity and Bond Portfolios.
6
Sales Charge Waivers For Each of the Equity and Bond Portfolios--Investor A
Shares
7
         Qualified Plans. In general, the sales charge (as a percentage of the offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate in purchases of Investor A Shares of the Portfolios aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate in purchases of Investor A Shares of the Portfolio aggregating less than $500,000 will be 2.50% (1.50% with respect to the Index Equity Portfolio). The above schedule will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above.
8
         The Fund has established different waiver arrangements with respect to the sales charge on Investor A Shares of the Portfolios for purchases through certain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Fund.
9
         Investor A Shares of the Non-Money Market Portfolios will be made available to plan participants at net asset value with the waiver of the initial sales charge on purchases through an eligible 401(k) plan participating in a Merrill Lynch 401(k) Program (an "ML 401(k) Plan") if:
0
                                       99
1
2
         1. the ML 401(k) Plan is record kept on a daily valuation basis by Merrill Lynch and, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or
3
         2. the ML 401(k) Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or
4
         3. the ML 401(k) Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.
5
         Other. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares of each of the Bond and Equity Portfolios without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with the Distributor; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge: (a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (d) persons participating in a "wrap account" or similar program under which they pay advisory fees to a broker-dealer or other financial institution; and (e) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares. The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.
6
         Sales Charges. The following tables show the sales charges payable by Qualified Plans for purchase of Investor A Shares:
7
                         At Least 20 Eligible Employees
8

                        Amount of Transaction                                        Sales Charge as %
                          at Offering Price                                          of Offering Price
------------------------------------------------------------------------------------------------------------------------
Less than $500,000                                                                        1.00%
$500,000 and above                                                                        0.00

9

                                                                               Reallowance or Placement Fees
                        Amount of Transaction                                           to Dealers
                          at Offering Price                                      (as % of Offering Price)
------------------------------------------------------------------------------------------------------------------------
Less than $500,000                                                                        0.75%
$500,000 but less than $3,000,000                                                         1.00%
$3,000,000 but less than $15,000,000                                                      0.50%
$15,000,000 but less than $100,000,000,000                                                0.25%

0
1
                                       100
2
3
                         Less than 20 Eligible Employees
4

                        Amount of Transaction                                        Sales Charge as %
                          at Offering Price                                          of Offering Price
--------------------------------------------------------------------------------------------------------------------
Less than $500,000                                                                        2.50%*
$500,000 and above                                                                        0.00

5
*1.50% with respect to the Index Equity Portfolio
6

                                                                               Reallowance or Placement Fees
                        Amount of Transaction                                           to Dealers
                          at Offering Price                                      (as % of Offering Price)
--------------------------------------------------------------------------------------------------------------------
Less than $500,000                                                                           2.25%
$500,000 but less than $3,000,000                                                            1.00%
$3,000,000 but less than $15,000,000                                                         0.50%
$15,000,000 but less than $100,000,000,000                                                   0.25%

7
Reduced Sales Charges For Each of the Equity and Bond Portfolios--Investor A Shares
8
         Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $50,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any purchase order for $1,000,000 or more of Investor B Shares or Investor C Shares.
9
         Quantity Discounts. Larger purchases may reduce the sales charge price. Upon notice to the investor's broker or the transfer agent, purchases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment company, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.
0
         Right of Accumulation. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares in any of the Non-Money Market Portfolios that are subject to a front-end sales charge may be combined with the amount of the investor's current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor A Shares must be called to the attention of PFPC by the investor at the time of the current purchase.
1
         Reinstatement Privilege. Upon redemption of Investor A Shares of a Non-Money Market Portfolio, a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds without any sales charges. PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time purchase is made in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.
2
         Letter of Intent. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Investor A Shares of a Non-Money Market Portfolio which, if made at one time, would qualify for a reduced sales charge. The Letter of
3
                                      101
4
5
Intent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. The investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent. All dividends and capital gains of a Portfolio that are invested in additional Investor A Shares of the same Portfolio are applied to the Letter of Intent.
6
     During the term of a Letter of Intent, the Fund's transfer agent will hold Investor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.
7
     If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.
8
Investor B Shares
9
     Investor B Shares of the Non-Money Market Portfolios are subject to a deferred sales charge if they are redeemed within six years of purchase. Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund's Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor C Shares.
0
     Reinstatement Privilege. Upon redemption of Investor B Shares of a Non-Money Market Portfolio, a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds without any sales charges. PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time purchase is made in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.
1
Investor C Shares
2
     Investor C Shares of the Non-Money Market Portfolios are subject to a deferred sales charge of 1.00% based on the lesser of the offering price or the net asset value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund's Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor B Shares.
3
     Reinstatement Privilege. Upon redemption of Investor C Shares of a Non-Money Market Portfolio, a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds without any sales charges. PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time purchase is made in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.
                                      102
4
5
Exemptions from and Reductions of the Contingent Deferred Sales Charge
6
     Investor B and Investor C Shares. The contingent deferred sales charge on Investor B Shares and Investor C Shares of the Non-Money Market Portfolios is not charged in connection with: (1) exchanges described in "Exchange Privilege" below; (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (4) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B Shares or Investor C Shares; (5) involuntary redemptions of Investor B Shares or Investor C Shares in accounts with low balances as described in "Redemption of Shares" below; and (6) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Systematic Withdrawal Plan" below. In addition, no contingent deferred sales charge is charged on Investor B Shares or Investor C Shares acquired through the reinvestment of dividends or distributions. The Fund also waives the contingent deferred sales charge on redemptions of Investor B Shares of the Portfolio purchased through certain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Fund.
7
     Investor B Shares of the Non-Money Market Portfolios will be made available to plan participants at net asset value with the waiver of the contingent deferred sales charge if the shares were purchased through an ML 401(k) Plan if:
8
          1. the ML 401(k) Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has less than $3 million in assets invested in Applicable Investments; or
9
          2. the ML 401(k) Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or
0
          3. the ML 401(k) Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.
1
     ML 401(k) Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Investor B shares of Non-Money Market Portfolios of the Fund convert to Investor A shares once the ML 401(k) Plan has reached $5 million invested in Applicable Investments. The ML 401(k) Plan will receive a plan-level share conversion.
2
     Investor B Shares of the Intermediate Government Bond and Managed Income Portfolios purchased from December 1, 1999 to December 31, 1999 are subject to a CDSC at the rates shown in the chart below:
3
                                                        Contingent Deferred
                                                           Sales Charge
              Number of Years                         (as % of Dollar Amount
         Elapsed Since Purchase                        Subject to the Charge)
         ----------------------                        ---------------------
4
Up to one year                                                 3.50%
More than one but less than two years                          3.00
More than two but less than three years                        2.00
More than three but less than four years                       1.00
More than four years                                           0.00
5
     When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B Shares and Investor C
6
                                      103
7
8
Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.
9
Shareholder Features
0
     Exchange Privilege. Exchanges of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange. Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of the Money Market Portfolios for Investor A Shares of the Fund's Non-Money Market Portfolios. Exchanges of Investor B or Investor C Shares of a Money Market Portfolio for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Fund will be exercised at NAV. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Investor B and Investor C Shares, the holding period of the Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange.
1
     Investor A Shares of Money Market Portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to differential sales charges as applicable.
2
     The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.
3
     A shareholder wishing to make an exchange may do so by sending a written request to PFPC at the following address: PFPC Inc., P.O. Box 8907, Wilmington, DE 19899-8907. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.
4
     If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.
5
     Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.
6
     The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Fund generally will suspend or terminate the exchange privilege of a shareholder who makes more than five exchanges out of any Portfolio in any twelve-month period or when the proposed exchange would make it difficult for a Portfolio's sub-adviser to invest effectively in accordance with that Portfolio's investment objective.
7
                                      104
8
9
     The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.
0
     By use of the exchange privilege, the investor authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.
1
     A front-end sales charge will be imposed (unless an exemption applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor A Shares of a Non-Money Market Portfolio. In addition, a contingent deferred sales charge will be imposed (unless an exemption applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor B Shares or Investor C Shares of a Non-Money Market Portfolio.
2
     Automatic Investment Plan ("AIP"). Investor Share shareholders and certain Service Share shareholders who were shareholders or the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.
3
     Systematic Withdrawal Plan ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by Investor Share shareholders and certain Service Share shareholders who were shareholders at the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more either monthly, every other month, quarterly, semi-annually, or annually. Automatic withdrawals are normally processed on the 25/th/ day of the application month or, if such day is not a Business Day, on the previous Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.
4
     Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC, or by calling PFPC at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the applicable CDSC.
5
     Redemption Fee. The Fund will assess and retain a fee of 2.00% of the current NAV of the shares of the European Equity, Asia Pacific Equity, International Equity, International Emerging Markets and International Small Cap Equity Portfolios being redeemed or exchanged within 90 days of purchase. The redemption fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Fund, (iii) accounts in the event of shareholder death or disability and (iv) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship.
6
                                      105
7
8
     Redemption of Shares. Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.
9
     A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.
0
     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.
1
     Investor A shareholders of the Money Market Portfolios may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by PFPC, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with PFPC. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. PNC bank, as the investor's agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a service charge may be incurred. Checks may not be presented for cash payments at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.
2
     Payment of Redemption Proceeds. The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.
3
     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.
4
     With respect to the Index Master Portfolio, when the Trustees of the Trust determine that it would be in the best interests of the Index Master Portfolio, the Index Master Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities from the Index Master Portfolio of the shares being redeemed in lieu of cash in accordance with Rule 18f-1 under the 1940 Act. Investors, such as the Index Equity Portfolio, may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.
5
     Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as
6
                                      106
7
8
determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)
9
     The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.
0
     Computation of Public Offering Prices for Investor A Shares of the Non-Money Market Portfolios. An illustration of the computation of the public offering price per Investor A Share of the respective Non-Money Market Portfolios, based on the value of such Portfolios' net assets as of September 30, 2001 follows:
1
2
3

                                           Low         Intermediate                      Core Bond
                                        Duration        Government      Intermediate       Total          Government
                                          Bond             Bond             Bond           Return           Income
                                        Portfolio        Portfolio       Portfolio       Portfolio        Portfolio
                                      ------------     -------------    ------------    -------------   -------------
Net Assets ........................   $ 12,808,140     $  14,032,716    $  7,105,508    $  22,123,276   $  12,039,610
4
Outstanding Shares ................      1,254,303         1,327,074         731,614        2,214,449       1,095,919
                                      ============     =============    ============    =============   =============
5
Net Asset Value Per Share .........   $      10.21     $       10.57    $       9.71    $        9.99   $       10.99
Maximum Sales Charge, 4.00% of
   offering price (3.00% for Low
   Duration Bond and 4.50% for
   Government Income)* ............           0.32              0.44            0.40             0.42            0.52
                                      ------------     -------------    ------------    -------------   -------------
Offering to Public ................   $      10.53     $       11.01    $      10.11    $       10.41   $       11.51
                                      ============     =============    ============    =============   =============

6
----------------------------------
7
* The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2001 was as follows: Low Duration Bond Portfolio 3.13%; Intermediate Government Bond Portfolio 4.16%; Intermediate Bond Portfolio 4.12%; Core Bond Total Return Portfolio 4.20%; and Government Income Portfolio 4.73%.
8
9
                                      107
0
1

                                                          Managed      International      High Yield      Tax-Free
                                           GNMA            Income          Bond              Bond           Income
                                         Portfolio       Portfolio       Portfolio        Portfolio       Portfolio
                                       ------------    -------------   -------------     ------------    -----------
Net Assets ........................    $  3,671,661    $  20,196,124   $  16,827,158     $  8,979,652    $ 7,308,533
2
Outstanding Shares ................         355,682        1,904,654       1,598,290        1,214,225        642,423
                                       ============    =============   =============     ============    ===========
3
Net Asset Value Per Share .........    $      10.32    $       10.60   $       10.53     $       7.40    $     11.38
Maximum Sales Charge, 4.00% of
   offering price (4.50% for
   Managed Income and 5.00% for
   International Bond and High
   Yield Bond)* ...................            0.43             0.50            0.55             0.39           0.47
                                       ------------    -------------   -------------     ------------    -----------
Offering to Public ................    $      10.75    $       11.10   $       11.08     $       7.79    $     11.85
                                       ============    =============   =============     ============    ===========

4
----------------------------------
5
* The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2000 was as follows: GNMA Portfolio 4.17%; Managed Income Portfolio 4.72%; International Bond Portfolio 5.22%; High Yield Bond Portfolio 5.27%; and Tax-Free Income Portfolio 4.13%.
6

                                      Pennsylvania        New Jersey        Ohio          Delaware        Kentucky
                                        Tax-Free           Tax-Free       Tax-Free        Tax-Free        Tax-Free
                                         Income             Income         Income          Income          Income
                                       Portfolio          Portfolio       Portfolio       Portfolio       Portfolio
                                     -------------       -----------     -----------     -----------     -----------
Net Assets ........................  $  39,305,532       $ 3,207,063     $ 3,673,698     $ 4,303,998     $ 3,213,677
7
Outstanding Shares ................      3,610,478           271,035         340,014         421,870         323,206
                                     =============       ===========     ===========     ===========     ===========
8
Net Asset Value Per Share .........  $       10.89       $     11.83     $     10.80     $     10.20     $      9.94
Maximum Sales Charge, 4.00% of
   offering price* ................           0.45              0.49            0.45            0.43            0.41
                                     -------------       -----------     -----------     -----------     -----------
Offering to Public ................  $       11.34       $     12.32     $     11.25     $     10.63     $     10.35
                                     =============       ===========     ===========     ===========     ===========

9
----------------------------------
0
* The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2001 was as follows: Pennsylvania Tax-Free Income Portfolio 4.13%; New Jersey Tax-Free Income Portfolio 4.14%; Ohio Tax-Free Income Portfolio 4.17%; Delaware Tax-Free Income Portfolio 4.22%; and Kentucky Tax-Free Income Portfolio 4.12%.
1
2
                                      108
3
4

                                         Large           Large Cap        Mid-Cap          Mid-Cap        Small Cap
                                       Cap Value          Growth           Value           Growth          Value
                                        Equity            Equity           Equity          Equity          Equity
                                       Portfolio         Portfolio       Portfolio        Portfolio       Portfolio
                                    ---------------    -------------    -----------     -------------   -------------
Net Assets .....................    $    57,671,586    $  35,609,270    $ 4,565,609     $  38,224,704   $  28,195,127
5
Outstanding Shares .............          4,579,500        4,001,881        403,730         5,330,714       1,742,168
                                    ===============    =============    ===========     =============   =============
6
Net Asset Value Per Share ......    $         12.59    $        8.90    $     11.31     $        7.17   $       16.18
Maximum Sales Charge, 4.50% of
   offering price* .............               0.59             0.42           0.53              0.34            0.76
                                    ---------------    -------------    -----------     -------------   -------------
Offering to Public .............    $         13.18    $        9.32    $     11.84     $        7.51   $       16.94
                                    ===============    =============    ===========     =============   =============

7
--------------------------------------
8
* The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2001 was as follows: Large Cap Value Equity Portfolio 4.69%; Large Cap Growth Equity Portfolio 4.72%; Mid-Cap Value Equity Portfolio 4.69%; Mid-Cap Growth Equity Portfolio 4.74%; and Small Cap Value Equity Portfolio 4.70%.
9

                                                                       Global
                                     Small Cap                        Science
                                      Growth          Micro-Cap          &            European
                                      Equity           Equity        Technology        Equity        International
                                     Portfolio        Portfolio       Portfolio       Portfolio     Equity Portfolio
                                   -------------    -------------   ------------      ----------    ----------------
Net Assets .....................   $  85,211,324    $  51,231,887   $ 14,550,768      $  959,189    $     48,813,216
0
Outstanding Shares .............       7,662,801        2,943,033      3,324,458         133,312           6,072,378
                                   =============    =============   ============      ==========    ================
1
Net Asset Value Per Share ......   $       11.12    $       17.41   $       4.38      $     7.20    $           8.04
Maximum Sales Charge, 5.00% of
   offering price (4.50% for
   Small Cap Growth Equity)* ...            0.52             0.92           0.23            0.38                0.42
                                   -------------    -------------   ------------      ----------    ----------------
Offering to Public .............   $       11.64    $       18.33   $       4.61      $     7.58    $           8.46
                                   =============    =============   ============      ==========    ================

2
--------------------------------------
3
* The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2001 was as follows: Small Cap Growth Equity Portfolio 4.68%; Micro-Cap Equity Portfolio 5.28%; Global Science & Technology Portfolio 5.25%; European Equity Portfolio 5.28%; and International Equity Portfolio 5.22%.
4
5
                                      109
6
7

                                          International     Asia Pacific     International        Select           Index
                                            Small Cap          Equity      Emerging Markets       Equity           Equity
                                        Equity Portfolio     Portfolio     Equity Portfolio     Portfolio        Portfolio
Net Assets ............................  $  28,781,380      $    28,645       $ 3,167,273      $ 37,266,736    $ 76,363,454
8
Outstanding Shares ....................      1,964,984            4,730           787,620         3,334,992       3,826,856
                                         =============      ===========       ===========      ============    ============
9
Net Asset Value Per Share .............  $       14.65      $      6.06       $      4.02      $      11.17    $      19.95
Maximum Sales Charge, 5.00% of
   offering price (4.50% for
   Select Equity and 3.00% for
   Index Equity)* .....................           0.77             0.32              0.21              0.53            0.62
                                         -------------      -----------       -----------      ------------    ------------
Offering to Public ....................  $       15.42      $      6.38       $      4.23      $      11.70    $      20.57
                                         =============      ===========       ===========      ============    ============

0
_________________________
1
* The maximum sales charge as a percentage of the net asset value per share for each portfolio at September 30, 2001 was as follows: International Small Cap Equity Portfolio 5.26%; Asia Pacific Equity Portfolio 5.28%; International Emerging Markets Equity Portfolio 5.22%; Select Equity Portfolio 4.74%; and Index Equity Portfolio 3.11%.
2
                                          Balanced
                                           Equity
                                          Portfolio
3
Net Assets ............................ $ 108,795,407
4
Outstanding Shares ....................     8,211,012
                                        =============
5
Net Asset Value Per Share ............. $       13.25
Maximum Sales Charge, 4.50% of
   offering price* ....................          0.62
                                        -------------
Offering to Public .................... $       13.87
                                        =============
6
7
_________________________
* The maximum sales charge as a percentage of the net asset value per share for Balanced Equity Portfolio at September 30, 2001 was 4.68%.
8
9
         Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 2001 were as follows:
0

                                                                       Front-End
                                                                         Sales
                                 Portfolios                             Charges
         -----------------------------------------------------------   ---------
         Low Duration Bond .........................................   $  46,793
         Intermediate Government Bond ..............................      33,441
         Intermediate Bond .........................................      15,266
         Core Bond Total Return ....................................     207,184
         Government Income .........................................      65,738
         Managed Income ............................................      42,562

1
2
                                      110
3
4

                                                                       Front-End
                                                                         Sales
                                 Portfolios                             Charges
         -----------------------------------------------------------   ---------
         GNMA ......................................................      48,677
         High Yield Bond ...........................................     217,654
         International Bond ........................................     150,922
         Tax-Free Income ...........................................      22,869
         Pennsylvania Tax-Free Income ..............................      84,180
         New Jersey Tax-Free Income ................................      18,063
         Ohio Tax-Free Income ......................................      10,879
         Delaware Tax-Free Income ..................................      16,525
         Kentucky Tax-Free Income ..................................       3,614
         Large Cap Value Equity ....................................     108,733
         Large Cap Growth Equity ...................................     155,688
         Mid-Cap Value Equity ......................................      18,842
         Mid-Cap Growth Equity .....................................     270,717
         Small Cap Value Equity ....................................      27,850
         Small Cap Growth Equity ...................................     133,192
         Micro-Cap Equity ..........................................      73,738
         Global Science & Technology Equity ........................     342,911
         European Equity ...........................................      24,964
         International Equity ......................................      33,314
         International Small Cap Equity ............................      71,428
         Asia Pacific Equity .......................................         156
         International Emerging Markets ............................       2,406
         Select Equity .............................................      82,509
         Index Equity ..............................................     178,148
         Balanced ..................................................     146,670

5
         Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios' for the year or period ended September 30, 2000 (for the period May 15, 2000 through September 30, 2000 in the case of the Global Science & Technology Portfolio and for the period June 23, 2000 through September 30, 2000 in the case of the European Equity and Asia Pacific Equity Portfolios) were as follows:
6

                                                                       Front-End
                                                                         Sales
                                 Portfolios                             Charges
         -----------------------------------------------------------   ---------
         Low Duration Bond .........................................   $  12,332
         Intermediate Government Bond ..............................      27,671
         Intermediate Bond .........................................      22,185
         Core Bond Total Return ....................................      22,435
         Government Income .........................................       9,814
         Managed Income ............................................      15,592
         GNMA ......................................................       3,148
         High Yield Bond ...........................................      84,803
         International Bond ........................................      49,185
         Tax-Free Income ...........................................       8,932
         Pennsylvania Tax-Free Income ..............................      44,681
         New Jersey Tax-Free Income ................................       1,956
         Ohio Tax-Free Income ......................................      11,772
         Delaware Tax-Free Income ..................................       3,916
         Kentucky Tax-Free Income ..................................           0
         Large Cap Value Equity ....................................     111,354
         Large Cap Growth Equity ...................................     378,414
         Mid Cap Value Equity ......................................      19,289

7
                                      111
8
9

         Mid Cap Growth Equity ..................................      2,339,080
         Small Cap Value Equity .................................         26,600
         Small Cap Growth Equity ................................        614,243
         Micro-Cap Equity .......................................      2,467,424
         Global Science & Technology ............................      1,188,368
         European Equity ........................................         16,158
         International Equity ...................................         56,556
         International Small Cap Equity .........................      1,302,321
         Asia Pacific Equity ....................................            837
         International Emerging Markets .........................         21,970
         Select Equity ..........................................        338,009
         Index Equity ...........................................        296,678
         Balanced ...............................................        260,463

0
         Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year ended September 30, 1999 (for the period from November 19, 1998 through September 30, 1999 in the case of the High Yield Bond Portfolio) were as follows:
1

                                                                       Front-End
                                                                         Sales
                                 Portfolios                             Charges
         -----------------------------------------------------------   ---------
         Low Duration Bond                                             $  18,772
         Intermediate Government Bond                                      4,027
         Intermediate Bond                                                 5,927
         Core Bond Total Return                                           30,428
         Government Income                                                36,640
         GNMA                                                              5,704
         Managed Income                                                   39,964
         International Bond                                               24,364
         High Yield Bond                                                  77,285
         Tax-Free Income                                                  18,736
         Pennsylvania Tax-Free Income                                     63,890
         New Jersey Tax-Free Income                                       12,703
         Ohio Tax-Free Income                                              3,697
         Delaware Tax-Free Income                                         14,836
         Kentucky Tax-Free Income                                          1,642
         Large Cap Value Equity                                          118,836
         Large Cap Growth Equity                                         181,276
         Mid-Cap Value Equity                                             19,619
         Mid-Cap Growth Equity                                            59,246
         Small Cap Value Equity                                           47,778
         Small Cap Growth Equity                                          53,655
         Micro-Cap Equity                                                534,538
         International Equity                                             28,183
         International Small Cap Equity                                    7,646
         International Emerging Markets                                    7,919
         Select Equity                                                   203,095
         Index Equity                                                    506,155
         Balanced                                                        300,028

2
Institutional and BlackRock Shares
3
         Purchase of Shares. Institutional Shares are offered to institutional investors, including (a) registered investment advisers with a minimum investment of $500,000 and (b) the trust departments of PNC Bank and its affiliates (collectively, "PNC") on behalf of clients for whom PNC (i) acts in a fiduciary capacity (excluding participant-direct employee benefit plans) or otherwise has investment discretion or (ii) acts as custodian with
4
                                      112
5
6
respect to at least $2,000,000 in assets, and individuals with a minimum investment of $2,000,000. The minimum initial investment for institutions is $5,000. There is no minimum subsequent investment requirement.
7
          BlackRock Shares are offered to institutional investors with a minimum investment of $5,000,000. There is no minimum subsequent investment requirement. 8
          Payment for Institutional and BlackRock Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. The Fund does not accept third party checks for initial or subsequent investments.
9
          In the event that a shareholder acquiring Institutional Shares on or after May 1, 1998 ceases to meet the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholder's Institutional Shares will, upon the direction of the Fund's distributor, automatically be converted to shares of another class of the Portfolio having the same aggregate net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the Portfolio is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares of the Portfolio. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares of the Portfolio. Service Shares are currently authorized to bear additional service and processing fees at the aggregate annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the aggregate annual rate of .50% of average daily net assets.
0
          The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional and BlackRock Shares and may suspend and resume the sale of shares of any Portfolio at any time. The Micro-Cap Equity Portfolio closed to new investors on December 23, 1999, but may re-open from time to time for certain deferred compensation or retirement plans for persons associated with the Fund's investment advisor or sub-advisors.
1
          Redemption Fee. The Fund will assess and retain a fee of 2.00% of the current NAV of the shares of the European Equity, Asia Pacific Equity, International Equity, International Emerging Markets and International Small Cap Equity Portfolios being redeemed or exchanged within 90 days of purchase. The redemption fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Fund, (iii) accounts in the event of shareholder death or disability and (iv) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship.
2
          Redemption of Shares. Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of BlackRock, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Fund.
3
          During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.
4
          The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.
5
          Institutional Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such
6
                                      113
7
8
fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.
9
Service Shares
0
          Purchase of Shares. Purchase orders for each Portfolio except the U.S. Treasury Money Market Portfolio may be placed by telephoning PFPC at (800) 441-7450 no later than 12:00 noon (Eastern Time) on a Business Day. Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time). If payment for such orders is not received by 4:00 p.m. (Eastern
Time), the order will be canceled and notice thereof will be given to the Institution placing the order. Orders received after 12:00 noon (Eastern Time) will not be accepted.
1
          Purchase orders for the U.S. Treasury Money Market Portfolio may be placed by telephoning PFPC at (800) 441-7450 no later than 4:00 p.m. (Eastern time) on a Business Day. Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time); orders received after 12:00 noon (Eastern Time) but before 4:00 p.m. (Eastern Time) will be executed at 4:00 p.m. (Eastern Time). If payment for such orders is not received by 4:00 p.m. (Eastern
Time), the order will be canceled and notice thereof will be given to the Institution placing the order. Orders will not be accepted after 4:00 p.m. (Eastern Time). Under certain circumstances, the Fund may reject large individual purchase orders received after 12:00 noon (Eastern Time.)
2
          In the event that a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group as described above) ceases to meet the eligibility standards for purchasing Service Shares, then the shareholder's Service Shares will, upon the direction of the Fund's distributor, automatically be converted to Investor A Shares of the Portfolio having the same aggregate net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the aggregate annual rate of .20% of average daily net assets. In the event that a shareholder acquiring Service Shares on or after May 1, 1998 subsequently satisfies the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholder's Service Shares will, upon the direction of the Fund's distributor, automatically be converted to Institutional Shares of Portfolio having the same aggregate net asset value as the shares converted.
3
          The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Service Shares and may suspend and resume the sale of shares of any Portfolio at any time.
4
          Redemption Fee. The Fund will assess and retain a fee of 2.00% of the current NAV of the shares of the European Equity, Asia Pacific Equity, International Equity, International Emerging Markets and International Small Cap Equity Portfolios being redeemed or exchanged within 90 days of purchase. The redemption fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the Fund, (iii) accounts in the event of shareholder death or disability and (iv) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship.
5
          Redemption of Shares. Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the same Business Day, provided that the fund's custodian is also open for business. Payment for redemption orders received between 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of BlackRock, Inc., an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Institution.
6
          During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907.
7
                                      114
8
9
          The Fund may redeem Service Shares in any Portfolio account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.
0
          The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.
1
          The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio's combination with The PNC Fund:
2
               Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.
3
               Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administer.
4
               If shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemptions privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem shares in certificated form.
5
               Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio's combination with The PNC Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.
6
DCC&S. Qualified Plans may be able to invest in shares of the Portfolios through the Defined Contribution Clearance and Settlement system ("DCC&S") of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.
7
Hilliard Lyons Shares ("HL Shares")
8
          Purchase of Shares. The minimum investment for the initial purchase of HL Shares is $1,000; there is a $100 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of a Portfolio, a
9
                                      115
0
1
Portfolio's investment adviser, sub-advisers, Distributor or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.
2
          Other Purchase Information. HL Shares of the Portfolios of the Fund are sold on a continuous basis by BDI as the Distributor. BDI maintains its principal offices at 3200 Horizon Drive, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.
3
          Redemption of Shares. Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.
4
          A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.
5
          Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding HL Share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.
6
          Shareholders of HL Shares of the Portfolios may redeem their shares through the check writing privilege. Upon receipt of the check writing application and signature card by PFPC, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with PFPC. HL Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. PNC Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of HL Shares owned to cover the check. When redeeming HL Shares by check, an investor should make certain that there is an adequate number of HL Shares in the account to cover the amount of the check. If an insufficient number of HL Shares is held or if checks are not properly endorsed, they may not be honored and a service charge may be incurred. Checks may not be presented for cash payments at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.
7
          Payment of Redemption Proceeds. The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.
8
          The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is
9
                                      116
0
1
obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.
2
          Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)
3
          The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.]
4
Dividends and Distributions
5
          Equity Portfolios. Each of the Equity Portfolios of the Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income of each of the Equity Portfolios is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the day of declaration. All dividends are paid not later than ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio of the Fund at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.
6
          Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.
7
          The Index Equity Portfolio seeks its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its distributive share of the income, gains (including capital gains), losses, deductions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain, if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above. 8
          Bond Portfolios. Each of the Bond Portfolios will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Portfolio unless a shareholder elects otherwise. Dividends may only be directed to one other Portfolio. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "settled" shares (i.e., shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.
9
          Money Market Portfolios. Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Money Market Portfolio in which they invest.
0
                                      117
1
2
Each Money Market Portfolio's net income is declared daily as a dividend. Shareholders whose purchase orders are executed at 12:00 noon (Eastern Time), 4:00 p.m. (Eastern Time) for the U.S. Treasury Money Market Portfolio, receive dividends for that day. On the other hand, shareholders whose redemption orders have been received by 12:00 noon (Eastern Time) do not receive dividends for that day, while shareholders of each Portfolio whose redemption orders are received after 12:00 noon (Eastern Time) do receive dividends for that day.
3
          Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees. The Portfolios do not expect to realize net long-term capital gains.
4
          Dividends are reinvested in additional full and fractional Investor Shares of the same class on which the dividends are paid, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.
5
                        VALUATION OF PORTFOLIO SECURITIES
6
          In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.
7
          Money Market Portfolios. The net asset value for each class of each share of the Money Market Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon (Eastern
Time) and once as of 4:00 p.m. (Eastern Time) on each day the NYSE is open for business (a "Business Day"). Each Portfolio's net asset value per share is calculated by adding the value of all securities, cash and other assets of the respective classes of the Portfolio, subtracting the liabilities and dividing the result by the number of outstanding shares of such classes. The net asset value per share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.
8
          The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.
9
          Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.
0
          As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Money Market Portfolio, the Fund's Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.
1
                                      118
2
3
         Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund's Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.
4
         Equity Portfolios. Net asset value is calculated separately for each class of shares of each Equity Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.
5
         Valuation of securities held by each Equity Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.
6
         Valuation of securities of foreign issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.
7
         Certain of the securities acquired by the International Equity, International Emerging Markets and International Small Cap Equity Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which a Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.
8
         A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.
9
         The valuation of securities held by the Index Master Portfolio is discussed in its Registration Statement.
0
         Bond Portfolios. Net asset value is calculated separately for each class of shares of each Bond Portfolio as of the close of regular trading hours on the NYSE on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.
1
                                      119
2
3
         Valuation of securities held by each Bond Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market system are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the investment adviser or sub-adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the adviser or sub-adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.
4
         Certain of the securities acquired by the International Bond Portfolio may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.
5
                             PERFORMANCE INFORMATION
6
         A Portfolio may quote performance in various ways. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns.
7
         Each of the Money Market Portfolios may advertise its "yield", "effective yield" and total return for each class of Investor Shares. These performance figures are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the income generated by an investment in a particular class of a Portfolio's Investor shares over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class of a Portfolio's Investor Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounded effect of this assumed reinvestment. A Municipal Portfolio's "tax equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio's tax-free yield for a particular class of Investor Shares.
8
         The performance of each class of Investor Shares of a Portfolio may be compared to the performance of mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of a particular class of Investor Shares of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Performance information may also include evaluations of the Portfolios published in nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.
9
         Performance quotations for shares of a Portfolio represent past performance and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Yields will fluctuate and are not necessarily representative of future results. Any fees charged by affiliates of the Portfolio's investment adviser or other institutions directly to
0
                                      120
1
2
their customers' accounts in connection with investments in the Portfolios will not be included in the Portfolios' calculations of yield and performance.
3
         Each Money Market Portfolio's current and effective yields for Service, Investor A, Investor B, Investor C and Institutional Shares are computed separately using standardized methods required by the SEC. The annualized yield for a class of Service, Investor A, Investor B, Investor C or Institutional Shares is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above) raising the sum to a power equal to 365/7 and subtracting 1. In addition, a standardized "tax-equivalent current yield" may be quoted for Service, Investor A, Investor B, Investor C and Institutional Shares in the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, which is computed separately for each class by: (a) dividing that portion of the Fund's yield (as calculated above) that is exempt from Federal or State income tax by one minus a stated Federal or state income tax rate; and (b) adding the quotient to that portion of the Fund's yield that is not tax-exempt. A standardized "tax equivalent effective yield quotation" may be computed separately for each class by:(a) dividing the portion of the Portfolio's effective yield for shares (as calculated above) that is exempt from Federal or state income tax by one minus a stated Federal or state income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the effective yield that is not exempt from Federal and state income tax.
4
         The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 2001 before waivers was as follows:
5

                                                                                  Tax-Equivalent        Tax-Equivalent
                                                                                   Current Yield        Effective Yield
                                                                                    (assumes a            (assumes a
                                                                                  Federal income        Federal income
              Portfolio                        Yield         Effective Yield     tax rate of 28%)      tax rate of 28%)
----------------------------------            -------       -----------------   ------------------    ------------------
Money Market
         Institutional Shares                   3.02%              3.07%                  --                    --
         Service Shares                         2.72%              2.76%                  --                    --
         Investor A Shares                      2.55%              2.58%                  --                    --
         Investor B Shares                      1.95%              1.97%                  --                    --
         Investor C Shares                      1.95%              1.97%                  --                    --
         Hilliard Lyons Shares                  2.55%              2.58%                  --                    --
U.S. Treasury Money Market
         Institutional Shares                   2.58%              2.61%                  --                    --
         Service Shares                         2.28%              2.31%                  --                    --
         Investor A Shares                      2.11%              2.13%                  --                    --
Municipal Money Market
         Institutional Shares                   1.85%              1.87%                2.57%                 2.60%
         Service Shares                         1.55%              1.56%                2.15%                 2.17%
         Investor A Shares                      1.38%              1.39%                1.92%                 1.93%
         Hilliard Lyons Shares                  1.63%              1.64%                2.26%                 2.28%
New Jersey Municipal Money Market
         Institutional Shares                   1.66%              1.67%                2.31%                 2.32%
         Service Shares                         1.36%              1.37%                1.89%                 1.90%
         Investor A Shares                      1.19%              1.20%                1.65%                 1.67%
North Carolina Municipal Money

6
                                      121
7
8

Market
         Institutional Shares                   1.70%              1.71%                2.36%                 2.38%
         Service Shares                         1.40%              1.41%                1.94%                 1.96%
         Investor A Shares                      1.23%              1.24%                1.71%                 1.72%
         Investor B Shares                      0.53%              0.53%                0.74%                 0.74%
Ohio Municipal Money Market
         Institutional Shares                   2.02%              2.04%                2.81%                 2.83%
         Service Shares                         1.72%              1.73%                2.39%                 2.40%
         Investor A Shares                      1.54%              1.55%                2.14%                 2.15%
Pennsylvania Municipal Money Market
         Institutional Shares                   1.70%              1.71%                2.36%                 2.38%
         Service Shares                         1.40%              1.41%                1.94%                 1.96%
         Investor A Shares                      1.23%              1.24%                1.71%                 1.72%
Virginia Municipal Money Market
         Institutional Shares                   1.82%              1.84%                2.53%                 2.56%
         Service Shares                         1.52%              1.53%                2.11%                 2.13%
         Investor A Shares                      1.35%              1.36%                1.88%                 1.89%

9
         At September 30, 2001 there were no Investor B shares outstanding, except with respect to the Money Market Portfolio and the North Carolina Municipal Money Market Portfolio.
0
         At September 30, 2001 there were no Investor C shares outstanding, except with respect to the Money Market Portfolio.
1
2
         The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 2001 after waivers was as follows:
3

                                                                                       Tax-Equivalent     Tax-Equivalent
                                                                                        Current Yield    Effective Yield
                                                                                         (assumes a         (assumes a
                                                                       Effective       Federal income     Federal income
                 Portfolios                           Yield              Yield        tax rate of 28%)   tax rate of 28%
--------------------------------------------         -------         ------------    ------------------ -----------------
Money Market
   Institutional Shares                                3.22%                3.27%              --                 --
   Service Shares                                      2.92%                2.96%              --                 --
   Investor A Shares                                   2.75%                2.79%              --                 --
   Investor B Shares                                   2.15%                2.17%              --                 --
   Investor C Shares                                   2.15%                2.17%              --                 --
   Hilliard Lyons Shares                               2.75%                2.79%              --                 --
U.S. Treasury Money Market
   Institutional Shares                                2.88%                2.92%              --                 --
   Service Shares                                      2.58%                2.61%              --                 --
   Investor A Shares                                   2.41%                2.44%              --                 --
Municipal Money Market
   Institutional Shares                                2.16%                2.18%            3.00%              3.03%
   Service Shares                                      1.86%                1.88%            2.58%              2.61%
   Investor A Shares                                   1.69%                1.70%            2.35%              2.36%
   Hilliard Lyons Shares                               1.94%                1.96%            2.69%              2.72%
New Jersey Municipal Money Market
   Institutional Shares                                2.02%                2.04%            2.81%              2.83%
   Service Shares                                      1.72%                1.73%            2.39%              2.40%
   Investor A Shares                                   1.55%                1.56%            2.15%              2.17%
North Carolina Municipal Money Market
   Institutional Shares                                2.13%                2.15%            2.96%              2.99%

4
                                      122
5
6

                                                                                       Tax-Equivalent      Tax-Equivalent
                                                                                        Current Yield     Effective Yield
                                                                                         (assumes a          (assumes a
                                                                       Effective       Federal income      Federal income
                 Portfolios                           Yield              Yield        tax rate of 28%)    tax rate of 28%)
--------------------------------------------        ---------        -------------  ------------------- -------------------
   Service Shares                                      1.83%                1.85%            2.54%              2.57%
   Investor A Shares                                   1.66%                1.67%            2.31%              2.32%
   Investor B Shares                                   0.96%                0.96%            1.33%              1.33%
Ohio Municipal Money Market
   Institutional Shares                                2.34%                2.37%            3.25%              3.29%
   Service Shares                                      2.04%                2.06%            2.83%              2.86%
   Investor A Shares                                   1.86%                1.88%            2.58%              2.61%
Pennsylvania Municipal Money Market
   Institutional Shares                                1.98%                2.00%            2.75%              2.78%
   Service Shares                                      1.68%                1.69%            2.33%              2.35%
   Investor A Shares                                   1.51%                1.52%            2.10%              2.11%
Virginia Municipal Money Market
   Institutional Shares                                2.27%                2.30%            3.15%              3.19%
   Service Shares                                      1.97%                1.99%            2.74%              2.76%
   Investor A Shares                                   1.80%                1.82%            2.50%              2.53%

7
         The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Money Market Portfolios. Yields on Institutional Shares will generally be higher than yields on Service Shares; yields on Service Shares will generally be higher than yields on Investor A Shares; and yields on Investor A Shares will generally be higher than yields on Investor B Shares and Investor C Shares.
8
         From time to time, in advertisements, sale literature, reports to shareholders and other materials, the yields of a Money Market Portfolio's Service, Investor A, Investor B, Investor C, Institutional or HL Shares may be quoted and compared to those of other mutual funds with similar investment objectives and relevant securities indexes. For example, the yield of a Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R), a widely-recognized independent publication that monitors the performance of money market funds, the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds. Yield may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve system. In addition, each Money Market Portfolio may quote from time to time its total return in accordance with SEC regulations.
9
         Total Return. For purposes of quoting and comparing the performance of shares of the Non-Money Market Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. The total return for each class of a Non-Money Market Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:
0
                             T = [(ERV/1/n/) - 1]
                                  ---------
                                      P
1
        Where:             T =        average annual total return.
2
                                      123
3
4
                 ERV =  ending redeemable value at the
                        end of the period covered by the
                        computation of a hypothetical
                        $1,000 payment made at the
                        beginning of the period.
5
                   P =  hypothetical initial payment of $1,000
                   n =  period covered by the computation, expressed
                        in terms of years.
6
         In calculating the ending redeemable value for Investor A Shares of the Fund's Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares of the Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares of the Fund's Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.
7
         Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor portfolio which transferred its assets and liabilities to the related Non-Money Market Portfolio pursuant to a reorganization consummated on January 13, 1996 (February 13, 1996 with respect to the International Bond Portfolio):
8

                                                                              Commencement of
Non-Money Market                      Predecessor                             Operations of
Portfolio                             Portfolio                               Predecessor Portfolio
---------                             ---------                               ---------------------
New Jersey Tax-Free Income Portfolio  Compass Capital Group New Jersey        July 1, 1991
                                      Municipal Bond Fund
9
International Bond Portfolio          Compass Capital Group International     July 1, 1991
                                      Fixed Income Fund
Core Bond Total Return Portfolio      BFM Institutional Trust Core Fixed      December 9, 1992
                                      Income Portfolio
Low Duration Bond Portfolio           BFM Institutional Trust Short           July 17, 1992
                                      Duration Portfolio

0
         In connection with the conversion of various common trust funds maintained by PNC Bank and PNC Bank, Delaware ("PNC-DE"), an affiliate of PNC Bank, into the Fund between May 1 and May 15, 1998 (the "CTF Conversion"), the Delaware Tax-Free Income Portfolio was established to receive the assets of the DE Tax-Free Income Fund of PNC-DE, the Kentucky Tax-Free Income Portfolio was established to receive the assets of the KY Tax-Free Income Fund of PNC Bank and the GNMA Portfolio was established to receive the assets of the GNMA Fund of PNC Bank. Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor common trust fund which transferred its assets and liabilities to the related Non-Money Market Portfolio pursuant to the CTF Conversion:
1
                                      124
2
3

                                                                              Commencement of
Non-Money Market                      Predecessor                             Operations of
Portfolio                             Portfolio                               Predecessor Portfolio
---------                             ---------                               ---------------------
Delaware Tax-Free Income Portfolio    PNC-DE Tax-Free Income Fund             October 20, 1965
Kentucky Tax Free Income Portfolio    PNC KY Tax-Free Income Fund             September 6, 1966
GNMA Portfolio                        PNC GNMA Fund                           June 1, 1990

4
         Performance information presented for the Delaware Tax-Free Income Portfolio, the Kentucky Tax-Free Income Portfolio and the GNMA Portfolio is based upon the performance of the DE Tax-Free Income Fund, the KY Tax-Free Income Fund and the GNMA Fund, respectively, for periods prior to the CTF Conversion.
5
         Each Non-Money Market Portfolio presents performance information for each class thereof since the commencement of operations of that Portfolio (or the related predecessor portfolio), rather than the date such class was introduced. As a result, where a Portfolio includes performance information of a related predecessor portfolio, the Fund Inception Date indicated in the following tables is the inception date of the related predecessor portfolio. Performance information for each class introduced after the commencement of operations of the related Portfolio (or predecessor portfolio) is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B Shares) when presented inclusive of sales charges. Additional performance information is presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing and processing fees and other expenses actually incurred during the periods presented and have not been restated, in cases in which the performance information for a particular class includes the performance history of a predecessor class or predecessor classes, to reflect the ongoing expenses currently borne by the particular class.
         Based on the foregoing, the average annual total returns for each Non-Money Market Portfolio for periods ended September 30, 2001 were as follows:
6
                                      125
7
8
                                Investor A Shares

                                                                          Investor A Shares
                                                                          Total Return (NAV)
                                                   --------------------------------------------------------------
                                                                                                    10 Year Ann.
                                         Fund        Class                                        (or Since Fund
                                      Inception      Intro                                        Inception Ann.,
                                         Date        Date       1 Year  3 Year Ann.  5 Year Ann.    if shorter)
                                      ----------   ----------   ------  -----------  -----------  ---------------
Large Cap Value Equity ...........    04/20/1992   05/02/1992    -8.64      3.52         8.15          11.43
Large Cap Growth Equity ..........    11/01/1989   03/14/1992   -55.78     -9.97         1.56           6.46
Mid-Cap Value Equity .............    12/27/1996   12/27/1996    -8.73      3.74          N/A           4.50
Mid-Cap Growth Equity ............    12/27/1996   12/27/1996   -56.91     12.00          N/A           9.82
Small Cap Value Equity ...........    04/13/1992   06/02/1992     0.09      6.91         8.18          11.13
Small Cap Growth Equity ..........    09/14/1993   09/15/1993   -53.90      2.53        -0.70           9.62
Micro-Cap Equity .................    05/01/1998   05/01/1998   -46.54     41.64          N/A          33.20
Global Science & Technology ......    05/15/2000   05/15/2000   -64.88       N/A          N/A         -45.02
European Equity ..................    06/23/2000   06/23/2000   -24.21       N/A          N/A         -22.74
International Equity .............    04/27/1992   06/02/1992   -30.29     -3.87        -1.25           3.96
International Small Cap Equity ...    09/26/1997   09/26/1997   -34.36     23.69          N/A          15.96
Asia Pacific Equity ..............    06/23/2000   06/23/2000   -32.57       N/A          N/A         -31.22
International Emerging Markets ...    06/17/1994   06/17/1994   -33.99     -2.53       -13.91         -11.10
Select Equity ....................    09/13/1993   10/13/1993   -35.59     -4.30         5.21           8.42
Index Equity .....................    04/20/1992   06/02/1992   -27.19      1.23         9.42          11.60
Balanced .........................    05/14/1990   05/14/1990   -21.30     -1.04         6.44           9.21
Low Duration Bond ................    07/17/1992   01/12/1996     9.70      6.27         6.40           5.77
Intermediate Government Bond .....    04/20/1992   05/11/1992    12.57      6.22         7.10           6.35
Intermediate Bond ................    09/17/1993   05/20/1994    12.58      6.42         7.09           5.75
Core Bond Total Return ...........    12/09/1992   01/31/1996    12.63      6.12         7.57           7.09
Government Income ................    10/03/1994   10/03/1994    15.14      6.82         8.40           8.64
Managed Income ...................    11/01/1989   02/05/1992    12.86      6.30         7.47           7.09
GNMA .............................    05/18/1998   05/18/1998    12.74      6.90         7.75           7.12
High Yield Bond ..................    11/19/1998   11/19/1998    -6.99       N/A          N/A           0.25
International Bond ...............    07/01/1991   04/22/1996    11.79      6.50         8.47           8.76
Tax-Free Income ..................    05/14/1990   05/14/1990     9.30      3.72         5.78           6.59
Pennsylvania Tax-Free Income .....    12/01/1992   12/01/1992     8.14      3.90         5.52           5.84
New Jersey Tax-Free Income .......    07/01/1991   01/26/1996     9.56      4.03         5.61           6.23
Ohio Tax-Free Income .............    12/01/1992   12/01/1992    10.89      4.56         5.94           5.73
Delaware Tax-Free Income .........    05/11/1998   05/11/1998     9.65      4.26         5.27           5.18
Kentucky Tax-Free Income .........    05/11/1998   05/11/1998     8.40      3.54         4.94           5.32
9
                                                   Total Return (Load Adjusted)
                                        --------------------------------------------------
                                                                            10 Year Ann.
                                                                           (or Since Fund
                                                                           Inception Ann.,
                                         1 Year  3 Year Ann.  5 Year Ann.    if shorter)
                                         ------  -----------  -----------  ---------------
Large Cap Value Equity ...........       -12.74      1.94         7.16         10.89
Large Cap Growth Equity ..........       -57.76    -11.34         0.63          5.97
Mid-Cap Value Equity .............       -12.87      2.16          N/A          3.49
Mid-Cap Growth Equity ............       -58.84     10.30          N/A          8.77
Small Cap Value Equity ...........        -4.44      5.29         7.19         10.59
Small Cap Growth Equity ..........       -55.97      0.96        -1.61          8.99
Micro-Cap Equity .................       -49.21     39.25          N/A         31.20
Global Science & Technology ......       -66.64       N/A          N/A        -47.03
European Equity ..................       -28.00       N/A          N/A        -25.79
International Equity .............       -33.75     -5.50        -2.26          3.39
International Small Cap Equity ...       -37.65     21.60          N/A         14.48
Asia Pacific Equity ..............       -35.91       N/A          N/A        -33.93
International Emerging Markets ...       -37.29     -4.19       -14.79        -11.73
Select Equity ....................       -38.47     -5.75         4.25          7.80
Index Equity .....................       -29.37      0.21         8.75         11.24
Balanced .........................       -24.85     -2.54         5.47          8.70
Low Duration Bond ................         6.45      5.20         5.75          5.42
Intermediate Government Bond .....         8.10      4.77         6.23          5.89
Intermediate Bond ................         8.09      4.98         6.22          5.21
Core Bond Total Return ...........         8.12      4.69         6.70          6.59
Government Income ................         9.99      5.20         7.41          7.93
Managed Income ...................         7.76      4.69         6.48          6.60
GNMA .............................         8.27      5.46         6.86          6.68
High Yield Bond ..................       -11.65       N/A          N/A         -1.53
International Bond ...............         6.22      4.70         7.36          8.26
Tax-Free Income ..................         4.88      2.32         4.93          6.15
Pennsylvania Tax-Free Income .....         3.82      2.51         4.65          5.34
New Jersey Tax-Free Income .......         5.18      2.63         4.75          5.74
Ohio Tax-Free Income .............         6.42      3.16         5.08          5.23
Delaware Tax-Free Income .........         5.30      2.85         4.42          4.74
Kentucky Tax-Free Income .........         4.07      2.14         4.08          4.90

0
1
                                Investor B Shares
                                -----------------
2

                                                                                        Investor B Shares
                                                                                        Total Return (NAV)
                                                         -------------------------------------------------------------------------
                                                                                                                    10 Year Ann.
                                               Fund                                                                (or Since Fund
                                            Inception    Class Intro                                               Inception Ann.,
                                               Date          Date         1 Year    3 Year Ann.    5 Year Ann.       if shorter)
                                            ----------   -----------      ------    -----------    -----------     ---------------
Large Cap Value Equity ..................   04/20/1992    01/18/1996       -9.36           2.71           7.31           10.91
Large Cap Growth Equity .................   11/01/1989    01/24/1996      -56.08         -10.65           0.80            6.00
Mid-Cap Value Equity ....................   12/27/1996    12/27/1996       -9.45           2.96            N/A            3.80
Mid-Cap Growth Equity ...................   12/27/1996    12/27/1996      -57.24          11.23            N/A            9.09
Small Cap Value Equity ..................   04/13/1992    10/03/1994       -0.66           6.11           7.35           10.55
Small Cap Growth Equity .................   09/14/1993    01/18/1996      -54.24           1.85          -1.39            9.05
Micro-Cap Equity ........................   05/01/1998    05/01/1998      -46.91          40.59            N/A           32.29
Global Science & Technology .............   05/15/2000    05/15/2000      -65.11            N/A            N/A          -45.39
European Equity .........................   05/23/2000    05/23/2000      -24.89            N/A            N/A          -23.42
International Equity ....................   04/27/1992    10/03/1994      -30.59          -4.45          -1.87            3.47
International Small Cap Equity ..........   09/26/1997    09/26/1997      -34.83          22.88            N/A           15.16
Asia Pacific Equity .....................   06/23/2000    06/23/2000      -32.75            N/A            N/A          -31.30
International Emerging Markets ..........   06/17/1994    04/25/1996      -34.34          -3.20         -14.51          -11.55
Select Equity ...........................   09/13/1993    03/27/1996      -36.11          -5.06           4.38            7.84
Index Equity ............................   04/20/1992    02/07/1996      -27.73           0.48           8.59           11.12
Balanced ................................   05/14/1990    10/03/1994      -21.87          -1.82           5.62            8.64
Low Duration Bond .......................   07/17/1992    11/18/1996        8.89           5.49           5.63            5.36
Intermediate Government Bond ............   04/20/1992    10/11/1996       11.55           5.33           6.26            5.91
Intermediate Bond .......................   09/17/1993    02/05/1998       11.87           5.67           6.54            5.41
Core Bond Total Return ..................   12/09/1992    03/18/1996       11.69           5.30           6.75            6.57
Government Income .......................   10/03/1994    10/03/1994       14.30           6.04           7.60            7.85
Managed Income ..........................   11/01/1989    07/15/1997       12.03           5.52           6.83            6.77
GNMA ....................................   05/18/1998    05/18/1998       11.48           6.01           6.89            6.29
High Yield Bond .........................   11/19/1998    11/19/1998       -7.71            N/A            N/A           -0.57
International Bond ......................   07/01/1991    04/19/1996       10.96           5.71           7.65            8.32
Tax-Free Income .........................   05/14/1990    07/18/1996        8.49           2.95           5.00            6.17
Pennsylvania Tax-Free Income ............   12/01/1992    10/03/1994        7.40           3.09           4.77            5.25
New Jersey Tax-Free Income ..............   07/01/1991    07/02/1996        8.75           3.26           4.83            5.81
Ohio Tax-Free Income ....................   12/01/1992    10/13/1994       10.08           3.78           5.15            5.10
Delaware Tax-Free Income ................   05/11/1998    05/11/1998        8.84           3.49           4.49            4.39
Kentucky Tax-Free Income ................   05/11/1998    05/11/1998        7.60           2.77           4.16            4.54
3
                                                                   Total Return
                                                                 (Load Adjusted)
                                            --------------------------------------------------------
                                                                                      10 Year Ann.
                                                                                     (or Since Fund
                                                                                     Inception Ann.,
                                            1 Year    3 Year Ann.    5 Year Ann.       if shorter)
                                            ------    -----------    -----------     ---------------
Large Cap Value Equity ..................   -13.09           1.76           7.06          10.91
Large Cap Growth Equity .................   -57.77         -11.35           0.58           5.01
Mid-Cap Value Equity ....................   -13.45           1.84            N/A           3.43
Mid-Cap Growth Equity ...................   -58.45          10.64            N/A           8.88
Small Cap Value Equity ..................    -4.89           5.07           7.05          10.55
Small Cap Growth Equity .................   -55.65           1.14          -1.60           9.05
Micro-Cap Equity ........................   -48.63          39.99            N/A          31.84
Global Science & Technology .............   -66.68            N/A            N/A         -46.98
European Equity .........................   -28.27            N/A            N/A         -25.84
International Equity ....................   -33.19          -5.22          -2.12           3.47
International Small Cap Equity ..........   -37.75          22.10            N/A          14.83
Asia Pacific Equity .....................   -35.71            N/A            N/A         -33.42
International Emerging Markets ..........   -37.30          -4.35         -14.85         -11.55
Select Equity ...........................   -38.51          -5.90           4.11           7.84
Index Equity ............................   -30.99          -0.69           8.31          11.12
Balanced ................................   -24.83          -2.70           5.34           7.54
Low Duration Bond .......................     4.39           4.43           5.31           5.36
Intermediate Government Bond ............     7.05           4.27           5.94           5.91
Intermediate Bond .......................     7.37           4.61           6.23           5.41
Core Bond Total Return ..................     7.19           4.24           6.44           6.57
Government Income .......................     9.80           4.99           7.30           7.85
Managed Income ..........................     7.53           4.46           6.52           5.64
GNMA ....................................     6.98           4.96           6.58           5.53
High Yield Bond .........................   -11.41            N/A            N/A          -1.48
International Bond ......................     6.53           4.72           7.38           8.10
Tax-Free Income .........................     3.99           1.87           4.67           5.40
Pennsylvania Tax-Free Income ............     2.90           2.02           4.44           5.25
New Jersey Tax-Free Income ..............     4.25           2.18           4.49           5.67
Ohio Tax-Free Income ....................     5.58          -2.85           4.82           5.10
Delaware Tax-Free Income ................     4.34           2.40           4.15           4.39
Kentucky Tax-Free Income ................     3.10           1.70           3.82           3.26

4
                                      127
5
6
                                Investor C Shares
                                -----------------
7

                                                                              Investor C Shares
                                                                              Total Return (NAV)
                                           -----------------------------------------------------------------------------------------
                                                                                                                   10 Year Ann. (or
                                                                                                                       Since Fund
                                           Fund Inception   Class Intro                                              Inception Ann.,
                                                Date            Date         1 Year     3 Year Ann.   5 Year Ann.      if shorter)
                                           --------------   -----------   -----------   -----------   ----------- ------------------
Large Cap Value Equity..................     04/20/1992      08/16/1996       -9.29         2.74          7.32           10.92
Large Cap Growth Equity.................     11/01/1989      01/24/1997      -56.11       -10.71          0.75            5.98
Mid-Cap Value Equity....................     12/27/1996      12/27/1996       -9.45         2.96           N/A            3.80
Mid-Cap Growth Equity...................     12/27/1996      12/27/1996      -57.21        11.24           N/A            9.10
Small Cap Value Equity .................     04/13/1992      10/01/1996       -0.65         6.13          7.37           10.56
Small Cap Growth Equity ................     09/14/1993      09/06/1996      -54.21         1.85         -1.39            9.05
Micro-Cap Equity .......................     05/01/1998      05/01/1998      -46.96        40.54           N/A           32.25
Global Science & Technology ............     05/15/2000      05/15/2000      -65.11          N/A           N/A          -45.39
European Equity ........................     06/23/2000      06/23/2000      -24.79          N/A           N/A          -23.33
International Equity ...................     04/27/1992      12/05/1996      -30.50        -4.41         -1.84            3.48
International Small Cap Equity .........     09/26/1997      09/26/1997      -34.83        22.88           N/A           15.16
Asia Pacific Equity ....................     06/23/2000      06/23/2000      -32.83          N/A           N/A          -31.30
International Emerging Markets .........     06/17/1994      03/21/1997      -34.23        -3.20        -14.51          -11.55
Select Equity ..........................     09/13/1993      09/27/1996      -36.07        -5.06          4.38            7.84
Index Equity ...........................     04/20/1992      08/14/1996      -27.77         0.46          8.58           11.12
Balanced ...............................     05/14/1990      12/20/1996      -21.87        -1.82          5.62            8.64
Low Duration Bond ......................     07/17/1992      02/24/1997        8.89         5.49          5.63            5.36
Intermediate Government Bond ...........     04/20/1992      10/08/1996       11.55         5.33          6.26            5.91
Intermediate Bond ......................     09/17/1993      10/16/1998       11.74         5.67          6.54            5.41
Core Bond Total Return .................     12/09/1992      02/28/1997       11.80         5.34          6.77            6.58
Government Income ......................     10/03/1994      02/28/1997       14.21         5.97          7.55            7.81
Managed Income .........................     11/01/1989      11/23/1998       11.84         5.35          6.72            6.71
GNMA ...................................     05/18/1998      05/18/1998       11.50         5.97          6.87            6.29
High Yield Bond ........................     11/19/1998      11/19/1998       -7.70          N/A           N/A           -0.55
International Bond .....................     07/01/1991      09/11/1996       11.15         5.77          7.69            8.33
Tax-Free Income ........................     05/14/1990      02/28/1997        8.39         2.95          5.00            6.17
Pennsylvania Tax-Free Income ...........     12/01/1992      08/14/1998        7.38         3.18          4.82            5.28
New Jersey Tax-Free Income .............     07/01/1991      12/09/1998        8.83         3.18          4.77            5.79
Ohio Tax-Free Income ...................     12/01/1992      08/25/1998       10.08         3.78          5.17            5.10
Delaware Tax-Free Income ...............     05/11/1998      05/11/1998        8.84         3.49          4.49            4.39
Kentucky Tax-Free Income ...............     05/11/1998      05/11/1998        7.69         2.87          4.22            4.57
8
                                                          Total Return (Load Adjusted)
                                             ---------------------------------------------------------
                                                                                      10 Year Ann. (or
                                                                                         Since Fund
                                                                                       Inception Ann.,
                                                1 Year     3 Year Ann.   5 Year Ann.     if shorter)
                                             -----------   -----------   -----------  ----------------
Large Cap Value Equity...................       -10.12         2.74          7.32            10.92
Large Cap Growth Equity..................       -56.48       -10.71          0.75             5.98
Mid-Cap Value Equity.....................       -10.34         2.96           N/A             3.80
Mid-Cap Growth Equity....................       -57.48        11.24           N/A             9.10
Small Cap Value Equity ..................        -1.60         6.13          7.37            10.56
Small Cap Growth Equity .................       -54.53         1.85         -1.39             9.05
Micro-Cap Equity ........................       -47.34        40.54           N/A            32.25
Global Science & Technology .............       -65.46          N/A           N/A           -45.39
European Equity .........................       -25.54          N/A           N/A           -23.33
International Equity ....................       -31.08        -4.41         -1.84             3.48
International Small Cap Equity ..........       -35.48        22.88           N/A            15.16
Asia Pacific Equity .....................       -33.48          N/A           N/A           -31.30
International Emerging Markets ..........       -23.85        -3.20        -14.51           -11.55
Select Equity ...........................       -36.60        -5.06          4.38             7.84
Index Equity ............................       -28.49         0.46          8.58            11.12
Balanced ................................       -22.53        -1.82          5.62             8.64
Low Duration Bond .......................         7.89         5.49          5.63             5.36
Intermediate Government Bond ............        10.55         5.33          6.26             5.91
Intermediate Bond .......................        10.74         5.67          6.54             5.41
Core Bond Total Return ..................        10.80         5.34          6.77             6.58
Government Income .......................        13.21         5.97          7.55             7.81
Managed Income ..........................        10.84         5.35          6.72             6.71
GNMA ....................................        10.50         5.97          6.87             6.29
High Yield Bond .........................        -8.52          N/A           N/A            -0.55
International Bond ......................        10.16         5.77          7.69             8.33
Tax-Free Income .........................         7.39         2.95          5.00             6.17
Pennsylvania Tax-Free Income ............         6.37         3.18          4.82             5.28
New Jersey Tax-Free Income ..............         7.83         3.18          4.77             5.79
Ohio Tax-Free Income ....................         9.08         3.78          5.17             5.10
Delaware Tax-Free Income ................         7.84         3.49          4.49             4.39
Kentucky Tax-Free Income ................         6.69         2.87          4.22             4.57

9
                                      128
0
1
                                 Service Shares
                                 --------------
2

                                                                               Service Shares
                                                                             Total Return (NAV)
                                           ----------------------------------------------------------------------------------------
                                                                                                                  10 Year Ann. (or
                                                                                                                      Since Fund
                                           Fund Inception   Class Intro                                             Inception Ann.,
                                                Date            Date        1 Year     3 Year Ann.   5 Year Ann.     if shorter)
                                           --------------   -----------  ------------  -----------   -----------  -----------------
Large Cap Value Equity ................      04/20/1992      07/29/1993      -8.44         3.71           8.34            11.57
Large Cap Growth Equity ...............      11/01/1989      07/28/1993     -55.70        -9.82           1.72             6.61
Mid-Cap Value Equity ..................      12/27/1996      12/27/1996      -8.60         3.92            N/A             4.69
Mid-Cap Growth Equity .................      12/27/1996      12/27/1996     -56.86        12.23            N/A            10.04
Small Cap Value Equity ................      04/13/1992      07/29/1993       0.28         7.10           8.34            11.28
Small Cap Growth Equity ...............      09/14/1993      09/15/1993     -53.76         2.79          -0.53             9.81
Micro-Cap Equity ......................      05/01/1998      05/01/1998     -46.49        41.78            N/A            33.36
Global Science & Technology ...........      05/15/2000      05/15/2000     -64.74          N/A            N/A           -44.84
European Equity .......................      06/23/2000      06/23/2000     -23.92          N/A            N/A           -22.57
International Equity ..................      04/27/1992      07/29/1993     -29.91        -3.57          -0.99             4.15
International Small Cap Equity ........      09/26/1997      09/26/1997     -34.41        23.83            N/A            16.17
Asia Pacific Equity ...................      06/23/2000      06/23/2000     -31.45          N/A            N/A           -30.32
International Emerging Markets ........      06/17/1994      06/17/1994     -34.69        -2.80         -13.95           -11.08
Select Equity .........................      09/13/1993      09/15/1993     -35.49        -4.15           5.37             8.57
Index Equity ..........................      04/20/1992      07/29/1993     -27.10         1.40           9.58            11.74
Balanced ..............................      05/14/1990      07/29/1993     -21.15        -0.91           6.59             9.32
Low Duration Bond .....................      07/17/1992      01/12/1996       9.88         6.45           6.58             5.89
Intermediate Government Bond ..........      04/20/1992      07/29/1993      12.56         6.30           7.22             6.44
Intermediate Bond .....................      09/17/1993      09/23/1993      12.89         6.64           7.29             5.89
Core Bond Total Return ................      12/09/1992      01/12/1996      12.71         6.27           7.74             7.19
Government Income* ....................         N/A              N/A           N/A          N/A            N/A              N/A
Managed Income ........................      11/01/1989      07/29/1993      13.05         6.49           7.65             7.24
GNMA ..................................      05/18/1998      05/18/1998      12.39         6.94           7.85             7.26
High Yield Bond .......................      11/19/1998      11/19/1998      -6.83          N/A            N/A             0.35
International Bond ....................      07/01/1991      07/01/1991      11.97         6.68           8.66             8.86
Tax-Free Income .......................      05/14/1990      07/29/1993       9.49         3.89           5.96             6.74
Pennsylvania Tax-Free Income ..........      12/01/1992      07/29/1993       8.33         4.03           5.66             5.95
New Jersey Tax-Free Income ............      07/01/1991      07/01/1991       9.75         4.21           5.79             6.33
Ohio Tax-Free Income ..................      12/01/1992      07/29/1993      11.08         4.74           6.12             5.80
Delaware Tax-Free Income ..............      05/11/1998      05/11/1998       9.83         4.44           5.45             5.35
Kentucky Tax-Free Income ..............      05/11/1998      05/11/1998       8.69         3.75           5.14             5.51

3
* There were no Service Shares outstanding as of September 30, 2001.
4
                                      129
5
6
                              Institutional Shares
                              --------------------
7

                                                                            Institutional Shares
                                                                             Total Return (NAV)
                                       ---------------------------------------------------------------------------------------------
                                                                                                                    10 Year Ann. (or
                                                                                                                       Since Fund
                                       Fund Inception    Class Intro                                                 Inception Ann.,
                                            Date            Date         1 Year      3 Year Ann.      5 Year Ann.      if shorter)
                                       --------------    -----------   ----------    -----------      -----------   ----------------
Large Cap Value Equity .............      04/20/1992      04/20/1992       -8.22          4.00             8.64             11.84
Large Cap Growth Equity ............      11/01/1989      11/01/1989      -55.58         -9.57             2.02              6.86
Mid-Cap Value Equity ...............      12/27/1996      12/27/1996       -8.29          4.24              N/A              5.02
Mid-Cap Growth Equity ..............      12/27/1996      12/27/1996      -56.71         12.57              N/A             10.38
Small Cap Value Equity .............      04/13/1992      04/13/1992        0.47          7.39             8.65             11.55
Small Cap Growth Equity ............      09/14/1993      09/14/1993      -53.73          3.02            -0.21             10.16
Micro-Cap Equity ...................      05/01/1998      05/01/1998      -46.28         42.29              N/A             33.78
Global Science & Technology ........      05/15/2000      05/15/2000      -64.69           N/A              N/A            -44.75
European Equity ....................      06/23/2000      06/23/2000      -23.98           N/A              N/A            -22.49
International Equity ...............      04/27/1992      04/27/1992      -29.74         -3.29            -0.69              4.41
International Small Cap Equity .....      09/26/1997      09/26/1997      -34.01         24.38              N/A             16.57
Asia Pacific Equity ................      06/23/2000      06/23/2000      -31.76           N/A              N/A            -30.33
International Emerging Markets .....      06/17/1994      06/17/1994      -33.54         -2.00           -13.46            -10.64
Select Equity ......................      09/13/1993      09/13/1993      -35.29         -3.86             5.67              8.88
Index Equity .......................      04/20/1992      04/20/1992      -26.78          1.79             9.97             12.05
Balanced ...........................      05/14/1990      05/01/1992      -20.93         -0.63             6.91              9.58
Low Duration Bond ..................      07/17/1992      07/17/1992       10.21          6.77             6.90              6.09
Intermediate Government Bond .......      04/20/1992      04/20/1992       12.90          6.62             7.54              6.70
Intermediate Bond ..................      09/17/1993      09/17/1993       13.22          6.96             7.61              6.20
Core Bond Total Return .............      12/09/1992      12/09/1992       13.04          6.58             8.06              7.39
Government Income* .................          N/A              N/A           N/A           N/A              N/A               N/A
Managed Income .....................      11/01/1989      11/01/1989       13.39          6.80             7.97              7.49
GNMA ...............................      05/18/1998      05/18/1998       12.83          7.30             8.20              7.59
High Yield Bond ....................      11/19/1998      11/19/1998       -6.54           N/A              N/A              0.72
International Bond .................      07/01/1991      06/10/1996       12.30          7.00             8.99              9.04
Tax-Free Income ....................      05/14/1990      01/21/1993        9.81          4.20             6.28              6.99
Pennsylvania Tax-Free Income .......      012/1/1992      12/01/1992        8.65          4.37             5.99              6.22
New Jersey Tax-Free Income .........      07/01/1991      05/04/1998       10.07          4.52             6.00              6.44
Ohio Tax-Free Income ...............      12/01/1992      12/01/1992       11.41          5.05             6.43              6.08
Delaware Tax-Free Income ...........      05/11/1998      05/11/1998       10.16          4.75             5.77              5.67
Kentucky Tax-Free Income ...........      05/11/1998      05/11/1998        8.91          4.03             5.43              5.82

8
* There were no Institutional Shares outstanding as of September 30, 2001.
9
                                      130
0
1
                                BlackRock Shares
                                ----------------
2

                                                                                    BlackRock Shares
                                                                                   Total Return (NAV)
                                                            ------------------------------------------------------------------------
                                                                                                                   10 Year Ann. (or
                                                                                                                      Since Fund
                                          Fund Inception    Class Intro                                             Inception Ann.,
                                               Date            Date         1 Year     3 Year Ann.    5 Year Ann.     if shorter)
                                          ------------------------------------------------------------------------------------------
Low Duration Bond .....................    07/17/1992      06/03/1997       10.38         6.90           7.01             6.15
Intermediate Bond .....................    09/17/1993      05/01/1998       13.39         7.11           7.72             6.27
Core Bond Total Return ................    12/09/1992      05/01/1997       13.21         6.74           8.20             7.47
High Yield Bond .......................    11/19/1998      11/19/1998       -6.40          N/A            N/A             0.81

3
                                      131
4
5
6
        *Notes
        ------
7
               Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction dates does not reflect shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Performance information presented assumes the reinvestment of dividends and distributions. Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction as indicated in the table above is based upon historical expenses of the predecessor class or classes which do not reflect the actual expenses that an investor would incur as a holder of shares of these classes of the Portfolios. The ongoing fees and expenses borne by Investor B Shares and Investor C Shares are greater than those borne by Investor A Shares; the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B and Investor C Shares are greater than those borne by the Portfolio's Service Shares; the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B, Investor C and Service Shares are greater than those borne by the Portfolio's Institutional Shares; and the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B, Investor C, Service and Institutional Shares are greater than those borne by the Portfolio's BlackRock Shares. Performance information presented for Institutional Shares of the Balanced, Tax-Free Income, New Jersey Tax-Free Income and International Bond Portfolios prior to their introduction dates is based upon historical expenses of predecessor classes which are higher than the actual expenses that an investor would incur as a holder of Institutional Shares of the above-mentioned Portfolios. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.
8
               For each of the Delaware Tax-Free Income Portfolio, the Kentucky Tax-Free Income Portfolio and the GNMA Portfolio, performance presented in the tables above and in each table that follows is based upon the performance of the respective predecessor fund, adjusted for each class to reflect historical expenses (absent waivers and reimbursements).
9
               The original class or classes of shares of each Portfolio were as follows: Balanced - Investor A Shares; Index Equity - Institutional Shares; Select Equity - Institutional Shares; Large Cap Growth Equity - Institutional Shares; Large Cap Value Equity
               - Institutional Shares; Small Cap Value Equity - Institutional Shares; Small Cap Growth Equity - Institutional Shares; International Equity - Institutional Shares; International Emerging Markets - Investor A, Institutional and Service Shares; Low Duration Bond - Institutional Shares; Intermediate Government Bond - Institutional Shares; Intermediate Bond - Institutional Shares; Core Bond Total Return - Institutional Shares; Managed Income - Institutional Shares; Tax-Free Income - Investor A Shares; New Jersey Tax-Free Income - Service Shares; Pennsylvania Tax-Free Income - Investor A and Institutional Shares; Ohio Tax-Free Income - Investor A and Institutional Shares; Government Income - Investor A Shares; International Bond - Service Shares; Mid-Cap Growth Equity - Investor A, Investor B, Investor C, Institutional and Service Shares; Mid-Cap Value Equity - Investor A, Investor B, Investor C, Institutional and Service Shares; and International Small Cap Equity - Investor A, Investor B, Investor C, Institutional and Service Shares.
0
               The performance quoted, except with respect to performance shown for the GNMA Portfolio, the Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio, reflects fee waivers that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers.
1
        Each class of the Non-Money Market Portfolios may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of a Non-Money Market Portfolio's shares with other performance measures. For example, in comparing the total return of a Non-Money Market Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment
2
                                      132
3
4
Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, a Non-Money Market Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Non-Money Market Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Non-Money Market Portfolio may not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end and deferred sales charges charged to purchasers of Investor A, Investor B or Investor C Shares. The Investor A, Investor B and Investor C classes of the Portfolio will, however, disclose, if appropriate, the maximum applicable sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. 5
         In addition to average annual total returns, a Non-Money Market Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking sales charges into account. Excluding the sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.
6
         Performance information for each class of the Equity and Bond Portfolios' shares may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in shares of an Equity or Bond Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of shares. When, however, a Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without reflecting the sales load.
7
         The yield of a class of shares of each of the Bond Portfolios is computed by dividing the Portfolio's net income per share allocated to that class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate. The yield of a class of shares of the Balanced Portfolio is computed by dividing the net income allocated to that class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.
8
         The performance of a class of a Portfolio's shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of each of the Bond Portfolio's shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associates and the Lehman Government Corporate Bond Index. The performance of a class of each of the Equity Portfolio's shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and to the performance of the Dow Jones Industrial Average, the "stocks bonds and inflation Index" published annually by Ibbotson Associates, the Lipper International Fund Index, the Lipper Small Cap International Fund Index, the Lehman Corporate Bond Index and the Financial Times World Stock Index. Performance information may also
9
                                      133
0
1
include evaluations of the Portfolios and their share classes published by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.
2
         In addition to providing performance information that demonstrates the actual yield or return of a class of shares of particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend investment plan or the impact on tax-deferring investing.
3
         Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for shares of a Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in shares will not be included in the Portfolio performance calculations.
4
         Non-Money Market Portfolio Yield. The Balanced, Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax-Free Income, Kentucky Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, Core Bond Total Return, High Yield Bond and GNMA Portfolios may advertise the yields on their Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares. Under the rules of the SEC, each such Portfolio advertising the respective yields for its Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares must calculate yield using the following formula:
5
                    YIELD = 2 [(a - b + 1)/6/ -1]
                                -----
                                 cd
6
               Where:  a  =  dividends and interest earned during the period.
7
                       b  =  expenses accrued for the period (net of
                             reimbursements).
8
                       c  =  the average daily number of shares outstanding
                             during the period that were entitled to receive dividends.
9
                       d  =  the maximum offering price per share on the last
                             day of the period.
0
1
         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.
2
         With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest
3
                                      134
4
5
instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.
6
     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.
7
     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Investor A Shares of a Non-Money Market Portfolio, a Portfolio's maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio -- currently as much as 5.00% of the per share offering price.
8
     Each of the Tax-Free Income, Ohio Tax-Free Income, New Jersey Tax-Free Income, Pennsylvania Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios may advertise the tax-equivalent yield for shares of a specified class. Under the rules of the SEC, a Portfolio advertising its tax-equivalent yield must calculate such tax-equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.
9
     The annualized yield information for the 30-day period ended September 30, 2001 for the Portfolios referenced below was as follows:
0

                                                       After Waivers                Before Waivers
                                             ---------------------------------  -------------------------------
                                                              Tax-Equivalent                  Tax-Equivalent
                                                             Yield (assumes a                Yield (assumes a
                                                            Federal income tax                Federal income
               Portfolio                       Yield          rate of 28%)       Yield       tax rate of 28%)
--------------------------------------       ---------     -------------------  --------   --------------------
Low Duration Bond
    Institutional Shares                       4.77%              --%             4.50%             --%
    Service Shares                             4.47               --              4.20              --
    Investor A Shares                          4.29               --              4.02              --
    Investor B Shares                          3.61               --              3.34              --
    Investor C Shares                          3.74               --              3.47              --
    BlackRock Shares                           4.92               --              4.64              --
Intermediate Government Bond                                      --
    Institutional Shares                       5.31               --              5.10              --
    Service Shares                             5.00               --              4.79              --
    Investor A Shares                          4.82               --              4.61              --
    Investor B Shares                          4.14               --              3.93              --
    Investor C Shares                          4.16               --              3.95              --
Intermediate Bond
    Institutional Shares                       5.23               --              5.03              --

1
                                      135
2
3

                                                      After Waivers                   Before Waivers
                                             ---------------------------------  -------------------------------
                                                              Tax-Equivalent                  Tax-Equivalent
                                                             Yield (assumes a                Yield (assumes a
                                                            Federal income tax                Federal income
               Portfolio                       Yield          rate of 28%)       Yield       tax rate of 28%)
--------------------------------------       ----------    -------------------  --------   --------------------
    Service Shares                             4.93               --              4.73              --
    Investor A Shares                          4.55               --              4.35              --
    Investor B Shares                          4.03               --              3.83              --
    Investor C Shares                          4.03               --              3.83              --
    BlackRock Shares                           5.42               --              5.21              --
Core Bond Total Return
    Institutional Shares                       5.41               --              5.24              --
    Service Shares                             5.11               --              4.94              --
    Investor A Shares                          4.78               --              4.61              --
    Investor B Shares                          4.25               --              4.08              --
    Investor C Shares                          4.22               --              4.05              --
    BlackRock Shares                           5.65               --              5.47              --
Government Income
    Investor A Shares                          4.83               --              4.53              --
    Investor B Shares                          4.32               --              4.02              --
    Investor C Shares                          4.34               --              4.04              --
GNMA
    Institutional Shares                       6.60               --              6.29              --
    Service Shares                             6.29               --              5.98              --
    Investor A Shares                          6.14               --              5.83              --
    Investor B Shares                          5.84               --              5.53              --
    Investor C Shares                          6.12               --              5.81              --
Managed Income
    Institutional Shares                       5.67               --              5.61              --
    Service Shares                             5.37               --              5.31              --
    Investor A Shares                          4.96               --              4.90              --
    Investor B Shares                          4.49               --              4.43              --
    Investor C Shares                          4.44               --              4.38              --
High Yield Bond
    Institutional Shares                      13.13               --             12.90              --
    Service Shares                            12.81               --             12.58              --
    Investor A Shares                         11.99               --             11.76              --
    Investor B Shares                         11.80               --             11.57              --
    Investor C Shares                         11.86               --             11.63              --
    BlackRock Shares                          13.03               --             12.79              --
Tax-Free Income
    Institutional Shares                       4.85              6.74             4.65            6.46
    Service Shares                             4.54              6.31             4.34            6.03
    Investor A Shares                          4.15              5.76             3.95            5.48
    Investor B Shares                          3.62              5.03             3.42            4.75
    Investor C Shares                          3.62              5.03             3.42            4.75
Pennsylvania Tax-Free Income
    Institutional Shares                       4.57              6.35             4.40            6.11
    Service Shares                             4.27              5.93             4.10            5.69
    Investor A Shares                          3.95              5.49             3.78            5.25
    Investor B Shares                          3.35              4.65             3.18            4.42
    Investor C Shares                          3.32              4.61             3.15            4.38

4
                                      136
5
6

New Jersey Tax-Free Income
    Institutional Shares                       4.72              6.56             4.51            6.26
    Service Shares                             4.41              6.13             4.20            5.83
    Investor A Shares                          4.08              5.67             3.87            5.38
    Investor B Shares                          3.51              4.88             3.30            4.58
    Investor C Shares                          3.48
Ohio Tax-Free Income
    Institutional Shares                       4.61              6.40             4.41            6.13
    Service Shares                             4.31              5.99             4.11            5.71
    Investor A Shares                          3.97              5.51             3.77            5.24
    Investor B Shares                          3.41              4.74             3.21            4.46
    Investor C Shares                          3.39              4.71             3.19            4.43
Kentucky Tax-Free Income
    Institutional Shares                       4.44              6.17             4.19            5.82
    Service Shares                             4.13              5.74             3.88            5.39
    Investor A Shares                          3.80              5.28             3.55            4.93
    Investor B Shares                          3.30              4.58             3.05            4.24
    Investor C Shares                          3.21              4.46             2.96            4.11
Delaware Tax-Free Income
    Institutional Shares                       4.58              6.36             4.37            6.07
    Service Shares                             3.24              4.50             3.03            4.21
    Investor A Shares                          3.92              5.44             3.71            5.15
    Investor B Shares                          3.33              4.63             3.12            4.33
    Investor C Shares                          3.37              4.68             3.16            4.39

7
     Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-free investing. The Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in a Non-Money Market Portfolio.
8
     The Money and Non-Money Market Municipal Portfolios may illustrate in advertising, sales literature, communications to shareholders and other materials the benefits of tax-free investing. For example, Table 1 shows taxpayers how to translate Federal tax savings from investments the income on which is not subject to Federal income tax into an equivalent yield from a taxable investment. Similarly, Tables 2, 3, 4, 5, 6, 7 and 8 show Pennsylvania, Ohio, North Carolina, Virginia, New Jersey, Delaware and Kentucky shareholders the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios, the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios, the North Carolina Municipal Money Market Portfolio, the Virginia Municipal Money Market Portfolio, and the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios, the Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio, respectively. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Money and Non-Money Market Municipal Portfolios, which may be higher or lower than the yields shown. The following information regarding tax rates and tax-exempt yields is as of January 1, 2002.
9
                                      137
0
1
TABLE 1 - Federal Only
2

              2002 Taxable Income Bracket         Federal                            TAX-EXEMPT YIELD
------------------------------------------------  Marginal  -----------------------------------------------------------------
         Single Return          Joint Return      Tax Rate*  3.0%     3.5%     4.0%      4.5%      5.0%      5.5%      6.0%
-----------------------------------------------------------------------------------------------------------------------------
    $       0 -   6,000   $         0 -  12,000    10.0%    3.33%    3.89%    4.44%     5.00%     5.56%     6.11%     6.67%
        6,001 -  27,950        12,001 -  46,700    15.0%    3.53%    4.12%    4.71%     5.29%     5.88%     6.47%     7.06%
       27,951 -  67,700        46,701 - 112,850    27.0%    4.11%    4.79%    5.48%     6.16%     6.85%     7.53%     8.22%
       67,701 - 141,250       112,851 - 171,950    30.0%    4.29%    5.00%    5.71%     6.43%     7.14%     7.86%     8.57%
      141,251 - 307,050       171,951 - 307,050    35.0%    4.62%    5.38%    6.15%     6.92%     7.69%     8.46%     9.23%
           Over 307,050            Over 307,050    38.6%    4.89%    5.70%    6.51%     7.33%     8.14%     8.96%     9.77%

3
*Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 2002, taxpayers with adjusted gross income in excess of a threshold amount of approximately $137,300 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $137,300 or (ii) 80% of the amount of such itemized deductions otherwise allowable. For single taxpayers and married taxpayers filing jointly, the benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2002 is estimated to be from $137,300 to $259,800 and for married taxpayers filing a joint return from $206,000 to $328,500. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2002.
4
                                      138
5
6
TABLE 2 - Federal and Pennsylvania
7

                                              Approx.
                                             Combined
                                             Federal
 2002 Taxable Income                          and PA
       Bracket*                              Marginal                               TAX-EXEMPT YIELD
------------------------------------------------------------------------------------------------------------------------------------
     Single Return         Joint Return      Tax Rate*    3.0%      3.5%      4.0%       4.5%      5.0%      5.5%     6.0%
------------------------------------------------------------------------------------------------------------------------------------
 $      0 - $  6,000    $      0 -  12,000     12.52%     3.43%     4.00%     4.57%      5.14%     5.72%     6.29%    6.86%
    6,001 -   27,950      12,001 -  46,700     17.38%     3.63%     4.24%     4.84%      5.45%     6.05%     6.66%    7.26%
   27,951 -   67,700      46,701 - 112,850     29.04%     4.23%     4.93%     5.64%      6.34%     7.05%     7.75%    8.46%
   67,701 -  141,250     112,851 - 171,950     31.96%     4.41%     5.14%     5.88%      6.61%     7.35%     8.08%    8.82%
  141,251 -  307,050     171,951 - 307,050     36.82%     4.75%     5.54%     6.33%      7.12%     7.91%     8.71%    9.50%
        Over 307,050          Over 307,050     40.32%     5.03%     5.86%     6.70%      7.54%     8.38%     9.22%   10.05%

8
*The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 2002, taxpayers with adjusted gross income in excess of a threshold amount of approximately $137,300 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $137,300 (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2002 is estimated to be from $137,300 to $259,800 and for married taxpayers filing a joint return from $206,000 to $328,500. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2002.
9
                                      139
0
1
TABLE 3 - Federal and Ohio
2
                                  STATE OF OHIO
3
                                  2002 TAX YEAR

                                                                                        TAX EXEMPT YIELD
                                                              --------------------------------------------------------------------
           2002           FEDERAL         OHIO                   3       3.5        4          4.5          5        5.5       6
                                                              -------  ------   -------     -------     -------    ------  -------
      TAXABLE INCOME     MARGINAL      MARGINAL    COMBINED                   TAXABLE EQUIVALENT YIELD
        BRACKETS*        TAX RATE     TAX RATE*      RATE                          SINGLE RETURN
    ----------------    -----------  -----------   ---------- --------------------------------------------------------------------
         $0 - 27,950         15%        4.457%         18.79%    3.69%   4.31%     4.93%       5.54%       6.16%    6.77%    7.39%
      27,951- 40,000         27%        4.457%         30.25%    4.30%   5.02%     5.73%       6.45%       7.17%    7.89%    8.60%
      40,001- 67,700         27%        5.201%         30.80%    4.34%   5.06%     5.78%       6.50%       7.23%    7.95%    8.67%
      67,701- 80,000         30%        5.201%         33.64%    4.52%   5.27%     6.03%       6.78%       7.53%    8.29%    9.04%
      80,001-100,000         30%        5.943%         34.16%    4.56%   5.32%     6.08%       6.83%       7.59%    8.35%    9.11%
     100,001-141,250         30%        6.900%         34.83%    4.60%   5.37%     6.14%       6.91%       7.67%    8.44%    9.21%
     141,251-200,000         35%        6.900%         39.49%    4.96%   5.78%     6.61%       7.44%       8.26%    9.09%    9.92%
     200,001-307,050         35%        7.500%         39.88%    4.99%   5.82%     6.65%       7.49%       8.32%    9.15%    9.98%
        Over 307,050       38.6%        7.500%         43.21%    5.28%   6.16%     7.04%       7.92%       8.80%    9.68%   10.57%

4
                                       140
5
6
7
8

          2002            FEDERAL       OHIO
     TAXABLE INCOME       MARGINAL    MARGINAL     COMBINED                            TAXABLE EQUIVALENT YIELD
        BRACKETS*         TAX RATE    TAX RATE*      RATE                                    JOINT RETURN
------------------------------------------------------------------------------------------------------------------------------------
$       0   -   40,000        15%      4.457%       18.79%      3.69%    4.31%     4.93%     5.54%     6.16%      6.77%       7.39%
   40,001   -   46,700        15%      5.201%       19.42%      3.72%    4.34%     4.96%     5.58%     6.20%      6.82%       7.45%
   46,701   -   80,000        27%      5.201%       30.80%      4.34%    5.06%     5.78%     6.50%     7.23%      7.95%       8.67%
   80,001   -  100,000        27%      5.943%       31.34%      4.37%    5.10%     5.83%     6.55%     7.28%      8.01%       8.74%
  100,001   -  112,850        27%      6.900%       32.04%      4.41%    5.15%     5.89%     6.62%     7.36%      8.09%       8.83%
  112,851   -  171,950        30%      6.900%       34.83%      4.60%    5.37%     6.14%     6.91%     7.67%      8.44%       9.21%
  171,951   -  200,000        35%      6.900%       39.49%      4.96%    5.78%     6.61%     7.44%     8.26%      9.09%       9.92%
  200,001   -  307,050        35%      7.500%       39.88%      4.99%    5.82%     6.65%     7.49%     8.32%      9.15%       9.98%
  Over 307,050              38.6%      7.500%       43.21%      5.28%    6.16%     7.04%     7.92%     8.80%      9.68%      10.57%

9
*The income brackets applicable to Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal adjusted gross income in computing Federal taxable income. No other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 2002, taxpayers with adjusted gross income in excess of a threshold amount of approximately $137,300 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $137,300 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2002 is estimated to be from $137,300 to $259,800 and for married taxpayers filing a joint return from $206,000 to $328,500. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2002.
0
                                       141
1
2
3
TABLE 4 - Federal and North Carolina
4

                                                                 Combined
                                                                Federal and
                                                        North      North
                                             Federal   Carolina   Carolina
    2002 Taxable Income Bracket (Projected)  Marginal  Marginal   Marginal                       Tax-Exempt Yield
    ---------------------------------------                                  -------------------------------------------------------
        Single Return      Joint Return      Tax Rate  Tax Rate  Tax Rate*    3.0%    3.5%    4.0%    4.5%    5.0%    5.5%    6.0%
    ------------------  ------------------   --------  --------  ---------   ------  ------  ------  ------  ------  ------  -------
    $      0 -   6,000  $      0 -  12,000      10%         6%     15.400%   3.546%  4.137%  4.728%  5.319%  5.910%  6.501%   7.092%
       6,001 -  12,750    12,001 -  21,250      15%         6%     20.100%   3.755%  4.380%  5.006%  5.632%  6.258%  6.884%   7.509%
      12,751 -  27,950    21,251 -  46,700      15%         7%     20.950%   3.795%  4.428%  5.060%  5.693%  6.325%  6.958%   7.590%
      27,951 -  60,000    46,701 - 100,000      27%         7%     32.110%   4.419%  5.155%  5.892%  6.628%  7.365%  8.101%   8.838%
      60,001 -  67,700   100,001 - 112,850      27%      7.75%     32.658%   4.455%  5.197%  5.940%  6.682%  7.425%  8.167%   8.910%
      67,701 - 120,000   112,851 - 171,950      30%      7.75%     35.425%   4.646%  5.420%  6.194%  6.969%  7.743%  8.517%   9.292%
     120,001 - 141,250                          30%      8.25%     35.775%   4.671%  5.450%  6.228%  7.007%  7.785%  8.564%   9.342%
                         171,951 - 200,000      35%      7.75%     40.038%   5.003%  5.837%  6.671%  7.505%  8.339%  9.172%  10.006%
     141,251 - 307,050   200,001 - 307,050      35%      8.25%     40.363%   5.030%  5.869%  6.707%  7.546%  8.384%  9.222%  10.061%
          Over 307,050        Over 307,050   38.60%      8.25%     43.666%   5.325%  6.213%  7.100%  7.988%  8.876%  9.763%  10.651%

5
*The taxable income brackets applicable to North Carolina do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and North Carolina marginal tax rate changes. When applying these brackets, Federal taxable income may be different than North Carolina taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 2002, taxpayers with adjusted gross income in excess of the projected threshold amount of $137,300 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold amount, or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2002 is estimated to be from $137,300 to $259,800 and for married taxpayers filing a joint return from $206,000 to $328,500. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2002.
6
                                      142
7
8
TABLE 5 - Federal and Virginia
9

                                                                Combined
                                                    Virginia  Federal and
                                          Federal   Maximum     Virginia
      2002 Taxable Income Bracket         Marginal  Marginal    Marginal                      Tax-Exempt Yield
-----------------------------------------                                 ----------------------------------------------------------
  Single Return         Joint Return      Tax Rate  Tax Rate    Tax Rate*   3.0%    3.5%      4.0%   4.5%     5.0%    5.5%     6.0%
------------------------------------------------------------------------------------------------------------------------------------
$      0 -   6,000   $      0 -   12,000    10.0%     5.00%      14.50%     3.51%   4.09%    4.68%   5.26%    5.85%   6.43%    7.02%
   6,001 -  27,950     12,001 -   46,700    15.0%     5.75%      19.88%     3.74%   4.37%    4.99%   5.62%    6.24%   6.86%    7.49%
  27,951 -  67,700     46,701 -  112,850    27.0%     5.75%      31.19%     4.36%   5.09%    5.81%   6.54%    7.27%   7.99%    8.72%
  67,701 - 141,250    112,851 -  171,950    30.0%     5.75%      34.02%     4.55%   5.30%    6.06%   6.82%    7.58%   8.34%    9.09%
 141,251 - 307,050    171,951 -  307,050    35.0%     5.75%      38.73%     4.90%   5.71%    6.53%   7.34%    8.16%   8.98%    9.79%
      Over 307,050          Over 307,050    38.6%     5.75%      42.13%     5.18%   6.05%    6.91%   7.78%    8.64%   9.50%   10.37%

0
1
*The taxable income brackets applicable to Virginia do not correspond to the Federal taxable income brackets. Because Virginia imposes a maximum tax rate of 5.0% on taxable income up to $17,000 and a maximum tax rate of 5.75% on taxable income over $17,000, the taxable income brackets presented in this table represent the breakpoints only for the Federal marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Virginia taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 2002, taxpayers with adjusted gross income in excess of a threshold amount of approximately $137,300 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $137,300 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2002 is estimated to be from $137,300 to $259,800 and for married taxpayers filing a joint return from $206,000 to $328,500. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2002.
2
                                      143
3
4
5
6
7
8
TABLE 6 - Federal and New Jersey
9
0

                                            Approximate
                      Federal     NJ      Combined Federal
   2002 Taxable      Marginal  Marginal        and NJ                                    Tax-Exempt Yield
                                                            ------------------------------------------------------------------------
 Income Bracket*     Tax Rate  Tax Rate  Marginal Tax Rate  3.0%    3.5%    4.0%    4.5%    5.0%    5.5%     6.0%     6.5%     7.0%
-------------------- --------  --------  -----------------  -----   -----   -----   -----   -----   -----   ------   ------   ------
1
   Single Return                                                               Taxable Yield - Single Return
--------------------
 $      0 -   6,000     10.0%    1.400%        11.260%      3.38%   3.94%   4.51%   5.07%   5.63%   6.20%    6.76%    7.32%    7.89%
    6,001 -  20,000     15.0%    1.400%        16.190%      3.58%   4.18%   4.77%   5.37%   5.97%   6.56%    7.16%    7.76%    8.35%
   20,001 -  27,950     15.0%    1.750%        16.488%      3.59%   4.19%   4.79%   5.39%   5.99%   6.59%    7.18%    7.78%    8.38%
   27,951 -  35,000     27.0%    1.750%        28.276%      4.18%   4.88%   5.58%   6.27%   6.97%   7.67%    8.37%    9.06%    9.76%
   35,001 -  40,000     27.0%    3.500%        29.575%      4.26%   4.97%   5.68%   6.39%   7.10%   7.81%    8.52%    9.23%    9.94%
   40,001 -  67,700     27.0%    5.525%        31.108%      4.35%   5.08%   5.81%   6.53%   7.26%   7.98%    8.71%    9.44%   10.16%
   67,701 -  75,000     30.0%    5.525%        33.868%      4.54%   5.29%   6.05%   6.80%   7.56%   8.32%    9.07%    9.83%   10.58%
   75,001 - 141,250     30.0%    6.370%        34.459%      4.58%   5.34%   6.10%   6.87%   7.63%   8.39%    9.15%    9.92%   10.68%
  141,251 - 307,050     35.0%    6.370%        39.141%      4.93%   5.75%   6.57%   7.39%   8.22%   9.04%    9.86%   10.68%   11.50%
       Over 307,050     38.6%    6.370%        42.511%      5.22%   6.09%   6.96%   7.83%   8.70%   9.57%   10.44%   11.31%   12.18%
2
   Joint Return                                                                Taxable Yield - Joint Return
--------------------                                        ------------------------------------------------------------------------
3
 $      0 -  12,000     10.0%    1.400%        11.260%      3.38%   3.94%   4.51%   5.07%   5.63%   6.20%    6.76%    7.32%    7.89%
   12,001 -  20,000     15.0%    1.400%        16.190%      3.58%   4.18%   4.77%   5.37%   5.97%   6.56%    7.16%    7.76%    8.35%
   20,001 -  46,700     15.0%    1.750%        16.488%      3.59%   4.19%   4.79%   5.39%   5.99%   6.59%    7.18%    7.78%    8.38%
   46,701 -  50,000     27.0%    1.750%        28.276%      4.18%   4.88%   5.58%   6.27%   6.97%   7.67%    8.37%    9.06%    9.76%
   50,001 -  70,000     27.0%    2.450%        28.786%      4.21%   4.91%   5.62%   6.32%   7.02%   7.72%    8.43%    9.13%    9.83%
   70,001 -  80,000     27.0%    3.500%        29.575%      4.26%   4.97%   5.68%   6.39%   7.10%   7.81%    8.52%    9.23%    9.94%
   80,001 - 112,850     27.0%    5.525%        31.108%      4.35%   5.08%   5.81%   6.53%   7.26%   7.98%    8.71%    9.44%   10.16%
  112,851 - 150,000*    30.0%    5.525%        33.868%      4.54%   5.29%   6.05%   6.80%   7.56%   8.32%    9.07%    9.83%   10.58%
  150,001 - 171,950     30.0%    6.370%        34.459%      4.58%   5.34%   6.10%   6.87%   7.63%   8.39%    9.15%    9.92%   10.68%
  171,951 - 307,050     35.0%    6.370%        39.141%      4.93%   5.75%   6.57%   7.39%   8.22%   9.04%    9.86%   10.68%   11.50%
       Over 307,050     38.6%    6.370%        42.511%      5.22%   6.09%   6.96%   7.83%   8.70%   9.57%   10.44%   11.31%   12.18%

4
                                      144
5
6
*The taxable income brackets applicable to New Jersey do not correspond to the Federal taxable income brackets. Except where indicated, the taxable income brackets presented in this table represent the breakpoints for both the Federal and New Jersey marginal tax rate changes. When applying these brackets, Federal taxable income will be different than New Jersey taxable income because New Jersey does not start with Federal taxable income in computing its own state income tax base. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 2002, taxpayers with adjusted gross income in excess of a threshold amount of approximately $137,300 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $137,300 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2002 is estimated to be from $137,300 to $259,800, and for married taxpayers filing a joint return from $206,000 to $328,500. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2002.
7
                                      145
8
9
TABLE 7 - Federal and Delaware (Single Return)
0

                           Federal        Delaware
      2002 Taxable         Marginal       Marginal      Combined                          Tax-Exempt Yield
                                                                    ------------------------------------------------------------
    Income Bracket*        Tax Rate       Tax Rate        Rate*      3.0%     3.5%     4.0%     4.5%     5.0%     5.5%     6.0%
----------------------   ------------   ------------   ----------   ------   ------   ------   ------   ------   ------   ------
  $      0 -   2,000        10.00%          0.00%        10.00%      3.33%    3.89%    4.44%    5.00%    5.56%    6.11%    6.67%
     2,001 -   5,000        10.00%          2.20%        11.98%      3.41%    3.98%    4.54%    5.11%    5.68%    6.25%    6.82%
     5,001 -  10,000        10.00%          3.90%        13.51%      3.47%    4.05%    4.62%    5.20%    5.78%    6.36%    6.94%
    10,001 -  20,000        15.00%          4.80%        19.08%      3.71%    4.33%    4.94%    5.56%    6.18%    6.80%    7.41%
    20,001 -  25,000        15.00%          5.20%        19.42%      3.72%    4.34%    4.96%    5.58%    6.21%    6.83%    7.45%
    25,001 -  37,450        15.00%          5.55%        19.72%      3.74%    4.36%    4.98%    5.61%    6.23%    6.85%    7.47%
    37,451 -  60,000        27.00%          5.55%        31.05%      4.35%    5.08%    5.80%    6.53%    7.25%    7.98%    8.70%
    60,001 -  96,700        27.00%          5.95%        31.34%      4.37%    5.10%    5.83%    6.55%    7.28%    8.01%    8.74%
    96,701 - 156,600        30.00%          5.95%        34.17%      4.56%    5.32%    6.08%    6.84%    7.59%    8.35%    9.11%
   156,601 - 307,050        35.00%          5.95%        38.87%      4.91%    5.73%    6.54%    7.36%    8.18%    9.00%    9.81%
        Over 307,050        38.60%          5.95%        42.25%      5.20%    6.06%    6.93%    7.79%    8.66%    9.52%   10.39%

1
                                      146
2
3
4
TABLE 7 (cont.) - Federal and Delaware (Joint Return)
5
6

                           Federal        Delaware
      2002 Taxable         Marginal       Marginal      Combined                          Tax-Exempt Yield
                                                                    ------------------------------------------------------------
    Income Bracket*        Tax Rate       Tax Rate        Rate       3.0%     3.5%     4.0%     4.5%     5.0%     5.5%     6.0%
----------------------   ------------   ------------   ----------   ------   ------   ------   ------   ------   ------   ------
  $      0 -   2,000        10.00%          0.00%        10.00%      3.33%    3.89%    4.44%    5.00%     5.56%   6.11%    6.67%
     2,001 -   5,000        10.00%          2.20%        11.98%      3.41%    3.98%    4.54%    5.11%     5.68%   6.25%    6.82%
     5,001 -  10,000        10.00%          3.90%        13.51%      3.47%    4.05%    4.62%    5.20%     5.78%   6.36%    6.94%
    10,001 -  12,000        10.00%          4.80%        14.32%      3.50%    4.08%    4.67%    5.25%     5.84%   6.42%    7.00%
    12,001 -  25,000        15.00%          5.20%        19.42%      3.72%    4.34%    4.96%    5.58%     6.21%   6.83%    7.45%
    25,001 -  46,700        15.00%          5.55%        19.72%      3.74%    4.36%    4.98%    5.61%     6.23%   6.85%    7.47%
    46,701 -  60,000        27.00%          5.55%        31.05%      4.35%    5.08%    5.80%    6.53%     7.25%   7.98%    8.70%
    60,001 - 112,850        27.00%          5.95%        31.34%      4.37%    5.10%    5.83%    6.55%     7.28%   8.01%    8.74%
   112,851 - 171,950        30.00%          5.95%        34.17%      4.56%    5.32%    6.08%    6.84%     7.59%   8.35%    9.11%
   171,951 - 307,050        35.00%          5.95%        38.87%      4.91%    5.73%    6.64%    7.36%     8.18%   9.00%    9.81%
        Over 307,050        38.60%          5.95%        42.25%      5.20%    6.06%    6.93%    7.79%     8.66%   9.52%   10.39%

7
*The taxable income brackets applicable to Delaware do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and Delaware marginal tax-rate changes. When applying these brackets, Federal taxable income may be different from Delaware taxable income. No state tax credits, exemptions or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable-equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 2002, taxpayers with adjusted gross income in excess of the threshold of $137,300 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of $137,300, or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers, the range of adjusted gross income comprising the phase-out zone for 2002 is from $137,300 to $259,800, and for married taxpayers filing a joint return from $206,000 to $328,500. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2002.
8
                                      147
9
0
TABLE 8 - Federal and Kentucky
1

                                                            Combined
                                                           Federal and
                                       Federal   Kentucky    Kentucky
     2002 Taxable Income Bracket*      Marginal  Marginal    Marginal                         Tax Exempt Yield
-------------------------------------                      -----------  ------------------------------------------------------------
   Single Return      Joint Return     Tax Rate  Tax Rate   Tax Rate*    3.0%     3.5%     4.0%     4.5%     5.0%     5.5%     6.0%
------------------ ------------------  --------  --------  -----------  ------------------------------------------------------------
$      0 -   3,000  $     0 -   3,000    10.0%     2.00%     11.80%     3.401%   3.968%   4.535%   5.102%   5.669%   6.236%   6.803%
   3,001 -   4,000    3,001 -   4,000    10.0%     3.00%     12.70%     3.436%   4.009%   4.582%   5.155%   5.727%   6.300%   6.873%
   4,001 -   5,000    4,001 -   5,000    10.0%     4.00%     13.60%     3.472%   4.050%   4.630%   5.208%   5.787%   6.366%   6.944%
   5,001 -   6,000    5,001 -   8,000    10.0%     5.00%     14.50%     3.508%   4.094%   4.678%   5.263%   5.848%   6.433%   7.018%
                      8,001 -  12,000    10.0%     6.00%     15.40%     3.546%   4.137%   4.728%   5.319%   5.910%   6.501%   7.092%
   6,001 -   8,000                       15.0%     5.00%     19.25%     3.715%   4.334%   4.954%   5.573%   6.192%   6.811%   7.430%
   8,001 -  27,950   12,001 -  46,700    15.0%     6.00%     20.10%     3.755%   4.380%   5.006%   5.632%   6.258%   6.884%   7.509%
  27,951 -  67,700   46,701 - 112,850    27.0%     6.00%     31.38%     4.372%   5.101%   5.829%   6.558%   7.287%   8.015%   8.744%
  67,701 - 141,250  112,851 - 171,950    30.0%     6.00%     34.20%     4.559%   5.319%   6.079%   6.839%   7.599%   8.359%   9.119%
 141,251 - 307,050  171,951 - 307,050    35.0%     6.00%     38.90%     4.910%   5.728%   6.547%   7.365%   8.183%   9.002%   9.820%
      OVER 307,050       OVER 307,050    38.6%     6.00%     42.28%     5.198%   6.064%   6.930%   7.796%   8.663%   9.529%  10.480%

2
*The taxable income brackets applicable to Kentucky do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and Kentucky marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Kentucky taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 2,002 taxpayers with adjusted gross income in excess of the threshold of approximately $137,300 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $137,300 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 2,002 is estimated to be from $137,300 to $259,800 and for married taxpayers filing a joint return from $206,000 to $328,500. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 2002.
3
                                      148
4
5
         Miscellaneous. Yields on shares of a Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one Portfolio to another, consideration should be given to each Portfolio's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, market conditions, operating expenses and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolios.
6
         When comparing a Portfolio's performance to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds.
7
         From time to time, a Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Portfolios to one another in appropriate categories over specific periods of time may also be quoted in advertising.
8
         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare performance to that of other compilations or indices that may be developed and made available in the future. 9
         The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives) investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of the Portfolios' adviser and/or sub-advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Portfolio. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on
0
                                      149
1
2
financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Portfolios' investment adviser and sub-advisers. Materials may refer to the CUSIP numbers of the various classes of the Portfolios and may illustrate how to find the listings of the Portfolios in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.
3
         Charts and graphs using net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.
4
         A Portfolio may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.
5
         A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, a Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
6
         Momentum indicators indicate a Portfolio's price movements over specific periods of time. Each point on the momentum indicator represents the Portfolio's percentage change in price movements over that period.
7
         A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. A Portfolio may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.
8
         A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.
9
         Advertisements and sales materials relating to a Portfolio may include information regarding the background, experience and expertise of the investment adviser and/or portfolio manager for the Portfolio.
0
                                      TAXES
1
         The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.
2
         Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, the Index Equity Portfolio is deemed to own a proportionate share of the assets and gross income of the Index Master Portfolio in which the Index Equity Portfolio invests all of its assets. Also, with respect to the Index Equity Portfolio, the discussion below that relates to the taxation of futures contracts and other rules pertaining to the timing and character of income applies to the Index Master Portfolio.
3
                                       150
4
5
         Each Portfolio of the Fund has elected and intends to qualify for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from federal income tax on its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its net investment income and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of net investment income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.
6
         In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").
7
         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.
8
         Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.
9
         In order for the Money and Non-Money Market Municipal Portfolios to pay exempt-interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt-interest obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is treated as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a federal income tax return are required to report the receipt of exempt-interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain
0
                                      151
1
2
other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.
         If a Money or Non-Money Market Municipal Portfolio distributes exempt-interest dividends during the shareholder's taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.
3
                  Ohio Tax Considerations. Under current Ohio law, individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Tax-Free Income Portfolio or the Ohio Municipal Money Market Portfolio ("Distributions") to the extent that such Distributions are properly attributable to interest on obligations of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio State-Specific Obligations"), Corporations that are subject to the Ohio corporation franchise tax will not have to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise on the net income basis to the extent that such Distributions either constitute exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio State-Specific Obligations. However, Shares of the Ohio Tax Free Income Portfolio and the Ohio Municipal Money Market Portfolio will be included in a corporation's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.
4
                  Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States ("Territorial Obligations") the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.
5
                  Distributions properly attributable to profit on the sale, exchange or other disposition of Ohio State-Specific Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.
6
                  The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio personal income tax or school district or municipal income taxes in Ohio. The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived this annual filing requirement for each tax year since 1990, the first tax year to which such requirement applied. Distributions with respect to shares of the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for Federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.
7
                  This discussion of Ohio taxes assumes that the Ohio Tax-Free Income Portfolio and the Ohio Municipal Money Market Portfolio will each continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the
8
                                      152
9
0
         total assets of each of the Portfolios consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions.
1
                  North Carolina Tax Considerations. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obligations of the U.S. Government or North Carolina State-Specific Obligations. Distributions derived from interest earned on obligations of political subdivisions of Puerto Rico, Guam and the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Government securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.
2
                  Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995 will also be exempt from North Carolina income tax to the Portfolio's shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.
3
                  Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State-Specific Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisors with respect to the effects on such tax of an investment in a Portfolio and with respect to their tax situation in general.
4
                  Virginia Tax Considerations. Dividends paid by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will generally be exempt from the Virginia income tax. Dividends derived from interest on debt obligations of certain territories and possessions of the United States backed by the full faith and credit of the borrowing government (those issued by Puerto Rico, the Virgin Islands and Guam) will also be exempt from the Virginia income tax. Dividends derived from interest on debt obligations other than those described above will be subject to the Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.
5
                  Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation which provides a specific exemption for such gains will be exempt from Virginia income tax.
6
                                      153
7
8
                  When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Portfolio.
9
                  As a regulated investment company, the Virginia Municipal Money Market Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Portfolio will follow through to its shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.
0
                  New Jersey Tax Considerations. It is anticipated that the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will qualify as a "Qualified Investment Fund" and as a result, the main portion of each distribution paid by the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will not be subject to the New Jersey gross income tax. Only that portion of each distribution will be subject to New Jersey taxation that represents income or gains attributable to obligations that are not exempt from State or local tax under New Jersey or federal law. Net gains from the redemption of shares of the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will also be exempt from the New Jersey gross income tax as long as they continue to qualify as Qualified Investment Funds.
1
                  As defined in N.J.S.A. 54A:6-14.1, a "Qualified Investment Fund" is an investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid:
         (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and Qualified Financial Instruments; and (b) has at the close of each quarter of the taxable year at least 80% of the aggregate principal amount of all of its investments, excluding Qualified Financial Instruments and cash and cash items (including receivables), in New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or federal law. "New Jersey State-Specific Obligations" are obligations issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact between New Jersey and another state), body corporate and politic or political subdivision of New Jersey. "U.S. Government Obligations" are obligations issued by the U.S. Government, its agencies and instrumentalities, which are statutorily free from New Jersey or local taxation under the laws of the United States. "Qualified Financial Instruments" are financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, to the extent such instruments are authorized by the regulated investment company rules of the Internal Revenue Code.
2
                                      154
3
4
                  In accordance with New Jersey law as currently in effect, distributions paid by a qualified investment fund are excluded from New Jersey gross income tax to the extent that the distributions are attributable to interest or gains from New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or federal law. To the extent attributable to other sources, distributions will be subject to the New Jersey gross income tax. The New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will notify shareholders by February 15 of each calendar year as to the amounts of all distributions for the prior year which are exempt from New Jersey gross income tax and the amounts, if any, which are subject to New Jersey gross income tax. It is intended that the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will qualify as a Qualified Investment Fund each year; however, in extreme or unusual market circumstances the Fund might not seek, or might not be able, to qualify as a Qualified Investment Fund by holding 80% of the aggregate principal of its investments at the end of each quarter of the taxable year in obligations that are exempt from State or local taxation under New Jersey or federal law.
5
                  The New Jersey gross income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a qualified investment fund are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax. Shares of the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio are not subject to property taxation by New Jersey.
6
                  Prospective Investors should be aware that investments in the New Jersey Money Market Portfolio and the New Jersey Tax-Free Income Portfolio may not be suitable for persons who do not receive income subject to the New Jersey gross income tax.
7
                  Delaware Tax Considerations. So long as the Delaware Tax-Free Income Portfolio qualifies as a regulated investment company under the Code, individuals, estates or trusts that are subject to Delaware personal income tax will not be subject to such tax with respect to (i) "exempt interest dividends" (as defined in the Code) attributable to interest on Delaware State-Specific Obligations and (ii) dividends attributable to interest paid on certain U.S. government obligations, provided that the Delaware Tax-Free Income Portfolio sends shareholders a written statement of the dollar amount or percentage of total distributions by the Delaware Tax-Free Income Portfolio that are described in (i) and (ii). Other distributions made by the Portfolio to its shareholders who are individuals, estates or trusts subject to Delaware personal income tax will be includible in the gross income of such shareholders for Delaware personal income tax purposes to the same extent as such distributions are includible in the gross income of such shareholders for Federal income tax purposes. Distributions made by the Delaware Tax-Free Income Portfolio to its shareholders who are corporations or other entities subject to Delaware corporate income tax will be excluded from the Delaware taxable income of such shareholders to the same extent as such distributions are excluded from the Federal taxable income of such shareholders.
8
                  Kentucky Tax Considerations. Exempt interest dividends paid by the Kentucky Tax-Free Income Portfolio that are attributable to Kentucky State-Specific Obligations will be excludable from a shareholder's gross income for Kentucky income tax purposes. Further, distributions attributable to interest on certain U.S. government obligations will similarly be excluded from gross income for Kentucky income tax purposes. All other distributions by the Kentucky Tax-Free Income Portfolio will be included in a shareholder's gross income for Kentucky income tax purposes. Kentucky taxes distributions of net capital gain at the same rates as ordinary income. According to the Kentucky Revenue Cabinet, shares in mutual funds and money market funds are exempt from Kentucky intangible taxes.
9
                  Pennsylvania Tax Considerations. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal
0
                                      155
1
2
3
         Money Market Portfolio from Pennsylvania State-Specific Obligations is not taxable to individuals, estates or trusts under the Personal
         Income Tax; to corporations under the Corporate Net Income Tax; nor to individuals under the Philadelphia School District Net Investment Income Tax ("School District Tax").
4
                  Income received by a shareholder attributable to gain on the sale or other disposition by the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal Money Market Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, but such income is not taxable under the School District Tax.
5
                  To the extent that gain on the disposition of a share represents gain realized on Pennsylvania State-Specific Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax. Such gain may also be subject to the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.
6
                  This discussion does not address the extent, if any, to which shares of the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal Money Market Portfolio, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capital Stock/Foreign Franchise Tax).
7
                  Due to the pendency of litigation involving the constitutionality of personal property taxes heretofore in effect, none are currently imposed in Pennsylvania. In the event that the imposition of the personal property tax is resumed under current law, shareholders of the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal Money Market Portfolio will not be subject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania State-Specific Obligations and obligations issued by the United States.
8
         Distributions of net investment income will be taxable (other than the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money and Non-Money Market Municipal Portfolios may each purchase securities that do not bear tax-exempt interest. Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.
9
         Each Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.
0
         Distributions by a Portfolio that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.
1
         Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 38.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains of individuals are taxed at a maximum rate of 20% with respect to capital assets held for more than one year and 18% with respect to capital assets held for more than five years that have a holding period beginning after December 31, 2000. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.
2
                                       156
3
4
         A shareholder will recognize gain or loss on the sale, exchange or redemption of a Portfolio's shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of a Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of a Portfolio's shares, held six months or less, will be disallowed to the extent of exempt-interest dividends received with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.
5
         Each Non-Money Market Portfolio (other than the Index Master Portfolio) may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.
6
         Each Bond Portfolio and the Balanced Portfolio may make investments in zero coupon bonds having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price). Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution. Any such income would be treated as income earned by a Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed below). As a result, such Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.
7
         If a Portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), such Portfolio may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).
8
         Investment income that may be received by certain of the Portfolios from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of the International Equity Portfolio, International Emerging Markets Portfolio, International Small Cap Equity Portfolio or International Bond Portfolio consists of stock or securities of foreign corporations, such Portfolio may elect to "pass through" to the Portfolio's shareholders the amount of foreign taxes paid by such Portfolio. If a Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by
9
                                      179
0
1
the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss, (ii) is obligated to make payments related to the dividends or (iii) holds shares of the portfolio in arrangements in which the shareholder's expected economic profits after non-U.S. taxes are insubstantial, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, such Portfolio must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits. 2
         Ordinary income dividends paid by a Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of "qualifying dividends" received by the Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio.
3
         If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends-received deduction in the case of corporate shareholders.
4
         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.
5
         Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.
6
         The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."
7
         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be
8
                                      158
9
0
exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, exempt-interest dividends and capital gain dividends. If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of a Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.
1
         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.
2
         The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
3
         Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.
4
                    ADDITIONAL INFORMATION CONCERNING SHARES
5
         Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Amended and Restated Distribution and Service Plan. Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.
6
         Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.
7
         There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.
8
         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the
9
                                      159
0
1
approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.
2
         The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.
3
         The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:
(i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.
4
                                  MISCELLANEOUS
5
         The Fund. The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open end, management investment company. Each of the Portfolios except the New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Virginia Municipal Money Market, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios is diversified. Effective January 31, 1998, the Fund changed its name from Compass Capital Funds(SM) to BlackRock Funds(SM).
6
         Master-Feeder Structure. The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in the Index Master Portfolio. The Index Equity Portfolio purchases shares of the Index Master Portfolio at net asset value. The net asset value of the Index Equity Portfolio shares responds to increases and decreases in the value of the Index Master Portfolio's securities and to the expenses at the Index Master Portfolio allocable to the Index Equity Portfolio (as well as its own expenses). The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time upon 30 days notice to the Index Master Portfolio if the Board of Trustees of the Fund determines that it is in the best interests of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the assets of the Index Equity Portfolio in another pooled investment entity having the same investment objective as the Index Equity Portfolio or the hiring of an investment adviser to manage the Index Equity Portfolio's assets in accordance with the investment policies described above with respect to the Index Equity Portfolio.
7
         The Index Master Portfolio is a separate series of the Trust, which is a business trust created under the laws of the State of Delaware. The Index Equity Portfolio and other institutional investors that may invest in the Index Master Portfolio from time to time (e.g. other investment companies) will each bear a share of all liabilities of the Index Master Portfolio. Under the Delaware Business Trust Act, shareholders of the Index Master Portfolio have the same limitation of personal liability as shareholders of a Delaware corporation. Accordingly, Fund management believes that neither the Index Equity Portfolio nor its shareholders will be adversely affected by reason of the Index Equity Portfolio's investing in the Index Master Portfolio.
8
                                      160
9
0
         The shares of the Index Master Portfolio are offered to institutional investors in private placements for the purpose of increasing the funds available for investment and achieving economies of scale that might be available at higher asset levels. The expenses of such other institutional investors and their returns may differ from those of the Index Equity Portfolio. While investment in the Index Master Portfolio by other institutional investors offers potential benefits to the Index Master Portfolio (and, indirectly, to the Index Equity Portfolio), economies of scale and related expense reductions might not be achieved. Also, if an institutional investor were to redeem its interest in the Index Master Portfolio, the remaining investors in the Index Master Portfolio could experience higher pro rata operating expenses and correspondingly lower returns. In addition, institutional investors that have a greater pro rata ownership interest in the Index Master Portfolio than the Index Equity Portfolio could have effective voting control over the operation of the Index Master Portfolio.
1
         Shares in the Index Master Portfolio have equal, non-cumulative voting rights, except as set forth below, with no preferences as to conversion, exchange, dividends, redemption or any other feature. Shareholders of the Trust have the right to vote only (i) for removal of the Trust's trustees, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act and (iii) on such other matters as the trustees of the Trust may consider necessary or desirable. In addition, approval of the shareholders of the Trust is required to adopt any amendments to the Agreement and Declaration of Trust of the Trust which would adversely affect to a material degree the rights and preferences of the shares of the Index Master Portfolio or to increase or decrease their par value. The Index Master Portfolio's shareholders will also be asked to vote on any proposal to change a fundamental investment policy (i.e. a policy that may be changed only with the approval of shareholders) of the Index Master Portfolio. If a shareholder of the Index Master Portfolio becomes bankrupt, a majority in interest of the remaining shareholders in the Portfolio must vote within 120 days to approve the continuing existence of the Index Master Portfolio or the Portfolio will be liquidated.
2
         When the Index Equity Portfolio, as a shareholder of the Index Master Portfolio, votes on matters pertaining to the Index Master Portfolio, the Index Equity Portfolio would hold a meeting of its shareholders and would cast its votes proportionately as instructed by Index Equity Portfolio shareholders.
3
         The investment objective of the Index Master Portfolio may not be changed without approval of its shareholders. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of the Master Portfolio. If the Index Master Portfolio changes its investment objective in a manner that is inconsistent with the investment objective of the Index Equity Portfolio and the Fund's Board of Trustees fails to approve a similar change in the investment objective of the Index Equity Portfolio, the Index Equity Portfolio would be forced to withdraw its investment in the Index Master Portfolio and either seek to invest its assets in another registered investment company with the same investment objective as the Index Equity Portfolio, which might not be possible, or retain an investment adviser to manage the Index Equity Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by the Index Equity Portfolio of its investment in the Index Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Index Equity Portfolio. Should such a distribution occur, the Index Equity Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Index Equity Portfolio could result in a less diversified portfolio of investments and could adversely affect the liquidity of the Portfolio. A distribution to the Index Equity Portfolio will generally only result in a taxable gain for federal income tax purposes to the extent that any cash distributed exceeds the Index Equity Portfolio's tax basis in its shares of the Index Master Portfolio.
4
         The conversion of the Index Equity Portfolio into a feeder fund of the Index Master Portfolio was approved by shareholders of the Index Equity Portfolio at a meeting held on November 30, 1995. The policy of the Index Equity Portfolio, and other similar investment companies, to invest their investable assets in funds such as the Index Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy. There may also be other investment companies or entities through which you can invest in the Index Master Portfolio which may have different sales charges, fees and other expenses which may affect performance. As of the date of this Statement of Additional Information, three other feeder funds invest all of their investable assets in the Index Master Portfolio. For information about other funds that may invest in the Index Master Portfolio, please contact DFA at (310) 395-8005.
5
                                      161
6
7
         Counsel. The law firm of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, serves as the Fund's counsel. The law firm of Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's counsel.
8
         Independent Accountants. PricewaterhouseCoopers LLP, with offices located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania, serves as the Fund's independent accountants. PricewaterhouseCoopers LLP, with offices located at Suite 1700, 200 East Las Olas Boulevard, Fort Lauderdale, Florida, also serves at the Trust's independent accountants.
         Five Percent Owners. The name, address and percentage ownership of each person that on January 10, 2002 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows:
9
Micro-Cap Equity Portfolio: Institutional Shares - PNC Bank, Saxon & Co. (PNC
--------------------------
Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 12.683%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Drive, 3rd Fl., Jacksonville, FL 32246-6484, 9.295%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Drive, 3rd Fl., Jacksonville, FL 32246-6484, 8.023%; GNMA Portfolio: Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn:
--------------
Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 85.751%; Index Equity Portfolio: Institutional Shares -
                                 ----------------------
PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 31.961%; Investor A Shares - Saxon & Co, FBO 20-01-302-9912426, PO Box 7780-1888, Philadelphia, PA 19182, 12.068%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Drive, 3rd Fl., Jacksonville, FL 32246-6484, 5.485%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Drive, 3rd Fl., Jacksonville, FL 32246-6484, 13.374%; Core Bond Total
                                                               ---------------
Return Portfolio: Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn:
----------------
Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 51.218%; Mid-Cap Growth Equity Portfolio: Institutional
                                 -------------------------------
Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 57.684%; Service Shares - PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 5.980%; International Small Cap
                                                       -----------------------
Equity Portfolio: Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn:
----------------
Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 38.589%; Investor A Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Drive, 3rd Fl., Jacksonville, FL 32246-6484, 5.776%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Drive, 3rd Fl., Jacksonville, FL 32246-6484, 7.167%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Drive, 3rd Fl., Jacksonville, FL 32246-6484, 7.032%; Delaware Tax-Free
                                                              -----------------
Income Portfolio: Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn:
----------------
Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 87.361%; Kentucky Tax-Free Income Portfolio:
                                 ----------------------------------
Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 86.753%; European Equity Portfolio: Institutional Shares - BlackRock
                -------------------------
Funding Inc., 345 Park Avenue, 14/th/ Floor, New York, NY 10154, 20.323%; PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 18.661%; James and Nancy Grosfeld, Suite 3000, 20500 Civic Center Drive, Southfield, MI 48076, 14.040%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 Deerlake Dr., 3rd. Flr., Jacksonville, FL 32246-6484, 6.323%; Investor B Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Drive, 3rd Fl., Jacksonville, FL 32246-6484, 8.753%; Investor C Shares - Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Drive, 3rd Fl., Jacksonville, FL 32246-6484, 5.232%; Service Shares - Barclays Bank PLC, Attn: Desire Shillingford, 12 E. 49/th/ Street, New York, NY 10017, 6.543%; Asia Pacific
                                                               ------------
Equity Portfolio: Institutional Shares - BlackRock Funding Inc., 345 Park
----------------
Avenue, 14/th/ Floor, New York, NY 10154, 92.426%; High Yield Bond Portfolio:
                                                   -------------------------
Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 50.436%; BlackRock Shares - KPMG Retirement Plan, Master Trust, c/o Bank of New York Trustee, One Wall Street, New York, NY 10086, 9.258%; Global Science
                                                                  --------------
& Technology Portfolio: Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst),
----------------------
Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 8.428%; Investor B Shares - Merrill Lynch Pierce Fenner,
Attn: Stock Powers, 4800 E. Deerlake Drive, 3rd Fl., Jacksonville, FL 32246-6484, 7.403%; Money Market Portfolio: Institutional Shares - PNC Bank, 35
                    ----------------------
Institutional, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 66.096%; Service
0
                                      162
1
2
Shares - PNC Bank, 35 Service, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 12.640%; Investor A Shares - Hilliard Lyons, Cash Balance Sweeps, Attn: Barbara O'Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40202, 9.620%; U.S. Treasury Money Market Portfolio: Institutional Shares - PNC
               ------------------------------------
Bank, 35 Institutional, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 72.080%; Service Shares - Chase Manhattan Bank, FBO Various Trust, Capital Markets Fid. Svcs., Attn: Lilly Nickerson, 14201 Dallas Parkway, Fl. 12, Dallas, TX 75254-2917, 13.364%; PNC Bank, 35 Service, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 8.618%; Large Cap Value Equity Portfolio: Institutional Shares - PNC Bank, Saxon & Co.
--------------------------------
(PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 64.662%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Drive, 3rd Fl., Jacksonville, FL 32246-6484, 13.980%; Service Shares - Intermediate Government Bond Portfolio: Institutional Shares -
                 --------------------------------------
PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 80.334%; Investor A Shares - Saxon & Co., FBO 20-01-302-9912426, PO Box 7780-1888, Philadelphia, PA 19182, 8.039%; Municipal Money Market Portfolio: Institutional Shares -PNC Bank,
               --------------------------------
35 Institutional, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 68.064%; Hilliard Lyons Shares - Hilliard Lyons, Cash Balance Sweeps,
Attn: Barbara O'Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40202, 12.690%; Service Shares - PNC Bank, Sweep, Treasury Mgmt./Inv. Services, PNC Firstside Ctr. P7-PFSC-03-D, 500 First Avenue, Pittsburgh, PA 15265, 7.756%; PNC Bank, 35 Service, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 7.122%; Small Cap Value Equity Portfolio: Institutional Shares - PNC
               --------------------------------
Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 62.748%; Investor A Shares - Saxon & Co, FBO 20-01-302-9912426, PO Box 7780-1888, Philadelphia, PA 19182, 7.279%; Large Cap Growth Equity Portfolio: Institutional Shares - PNC
               ---------------------------------
Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 60.346%; Service Shares - PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 17.791%; Managed Income Portfolio:
                                                ------------------------
Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 75.088; Service Shares - PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 13.262%; Tax-Free Income Portfolio: Institutional Shares - PNC Bank, Saxon & Co. (PNC
-------------------------
Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 90.821%; Balanced Portfolio: Institutional Shares - PNC
                                 ------------------
Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 31.937%; Investor A Shares - Saxon & Co., FBO 20-01-302-9912426, PO Box 7780-1888, Philadelphia, PA 19182, 21.139%; Merrill Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Drive, 3rd Fl., Jacksonville, FL 32246-6484, 6.487%; Service Shares - PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 5.163%; International Equity Portfolio:
                                       ------------------------------
Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 76.789%; Service Shares - PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 12.221%; Ohio Tax-Free Income Portfolio: Institutional Shares - PNC Bank, Saxon & Co.
------------------------------
(PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 87.288%; Pennsylvania Tax-Free Income Portfolio:
                                        --------------------------------------
Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 90.913%; North Carolina Municipal Money Market Portfolio: Institutional
                -----------------------------------------------
Shares -U S Trust Company of New York, Attn: Trading Operations, 114 West 47/th/ St., 5/th/ Floor, New York, NY, 10036, 64.248%; First Citizens Bank, McWood & Company, Attn: Penny Eason/Trust Dept., PO Box 29522, Raleigh, NC 27626, 15.946%; Centura Bank, Attn: Trust Dept., PO Box 1220, Rocky Mount, NC 27802, 9.191%; Ohio Municipal Money Market Portfolio: Institutional Shares - PNC Bank,
        -------------------------------------
35 Institutional, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 37.517%; Wayne County National Bank, Wayco & Co., Stephen E. Kitchen Senior T.O., PO Box 757/1776 Beall Ave., Wooster, OH 44691,11.068%; Big Lots Stores Inc., Attn: Jill Zeigler, 300 Phillipi Road, Columbus, OH 43228, 6.482%; United Natl Bank & Trust Co., Canat & Co., PO Box 24190, Canton, OH 44701, 5.364%; Investor A Shares - Hilliard Lyons, Cash Balance Sweeps, Attn; Barbara O'Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40202, 27.747%; Low Duration
                                                                ------------
Bond Portfolio: Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn:
--------------
Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 35.186%; BlackRock Shares - Iowa State University, Foundation, Attn: Tom Hawkins, Alumni Suite Memorial Union, 2229 Lincoln Way, Ames, IA 50014-7164, 6.127%; PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 5.722%; Intermediate Bond Portfolio: Institutional Shares - PNC Bank,
               ---------------------------
Saxon & Co. (PNC Inst), Attn: Lawrence
3
                                       163
4
5
6
Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 45.351%; BlackRock Shares - KPMG Retirement Plan, Master Trust, c/o Bank of New York Trustee, One Wall Street, New York, NY 10086, 14.739%; Lafayette College, Endowment Pool, Attn: Rosemary M. Bader, 6 Markle Hall, Easton, PA 18042-1779, 6.979%; BlackRock Advisors Inc., Attn: Paul Greenberg, 345 Park Ave., New York, NY 10154-0004, 5.384%; Select Equity Portfolio: Institutional
                                       -----------------------
Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 70.386%; Service Shares - PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 12.153%; Small Cap Growth Equity
                                                        -----------------------
Portfolio: Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn:
---------
Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 42.863%; Investor A Shares - Saxon & Co., FBO 20-01-302-9912426, PO Box 7780-1888, Philadelphia, PA 19182, 8.585%;
Pennsylvania Municipal Money Market Portfolio: Institutional Shares - PNC Bank,
---------------------------------------------
35 Institutional, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 72.544%; Investor A Shares - Hilliard Lyons, Cash Balance Sweeps,
Attn: Barbara O'Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40202, 8.961%; Service Shares - PNC Bank, 35 Service, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 6.316%; Virginia Municipal Money Market
                                       -------------------------------
Portfolio: Institutional Shares - First Virginia Bank, Inc., Oldom & Company,
---------
Trust Asset Mgmt. Dept., Attn: Ed Dobranetski/Room 400, 6400 Arlington Blvd/Plaza I, Falls Church, VA 22042, 67.892%; PNC Bank, Saxon & Company, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 10.282%; Planters Bank & Trust Co., Planta & Co., Attn: Thomas A. Davis, PO Box 1268, Staunton, VA 24402-1268, 6.888%; International Bond Portfolio: Institutional
                                 ----------------------------
Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 45.681%; Service Shares - Prudential Securities, Special Custody Acct. For The Exclusive Benefit Of Customers - PC, 1 New York Plz., New York, NY 10292-0001, 6.215%; International Emerging Markets Portfolio: Institutional Shares - PNC Bank, Saxon
----------------------------------------
& Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 94.888%; New Jersey Municipal Money
                                                --------------------------
Market Portfolio: Institutional Shares - PNC Bank, 35 Institutional, ACI
----------------
Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 42.036%; BOH & Co., Beacon Trust Company, Attn: Beth Patino, 333 Main Street, Madison, NJ 07940, 8.441%; Investor A Shares - Hilliard Lyons, Cash Balance Sweeps, Attn:
Barbara O'Neal, 501 Hilliard Lyons Ctr., Louisville, KY 40202, 8.732%; Service Shares - PNC Bank, 35 Service, ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 30.405%; Core PLUS Total Return Portfolio: BlackRock
                                 --------------------------------
Funding Inc., Attn: Paul Greenberg, 345 Park Avenue, Fl. 14, New York, NY 10154-0004, 99.998%; Government Income Portfolio: Investor B Shares - Merrill
                     ---------------------------
Lynch Pierce Fenner, Attn: Stock Powers, 4800 E. Deerlake Drive, 3rd Fl., Jacksonville, FL 32246-6484, 9.527%; New Jersey Tax-Free Income Portfolio:
                                     ------------------------------------
Institutional Shares - PNC Bank, Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 81.625%; Mid-Cap Value Equity Portfolio: Institutional Shares - PNC Bank,
                ------------------------------
Saxon & Co. (PNC Inst), Attn: Lawrence Lockwood, ACI Dept/Reorg F6-F266-02-2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 77.980%; Service Shares - PNC Bank, Saxon & Co. (PNC Service), ACI Dept/Reorg F6-F266-02 2, 8800 Tinicum Blvd., Philadelphia, PA 19153, 8.875%.
7
         On January 10, 2002, PNC Bank, which has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, held of record approximately 76.327% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.
8
         Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.
9
                              FINANCIAL STATEMENTS
0
         BlackRock Funds. The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2001 (the "2001 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 2001 Annual Report are incorporated by
1
                                      164
2
3
reference herein. The financial statements included in the 2001 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP, except for the financial highlights for the periods ended June 30, 1995, 1994 and 1993 for the Core Bond Portfolio (now known as the Core Bond Total Return Portfolio) and the Short Government Bond Portfolio (now known as the Low Duration Bond Portfolio) which have been audited by other auditors. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 2001 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.
4
         The financial highlights included in the 2001 Annual Report for each of the two years in the period ended June 30, 1995, and for the period from July 17, 1992 through June 30, 1993 for the Short Government Bond Portfolio (now known as the Low Duration Bond Portfolio) and the period from December 9, 1992 through June 30, 1993 for the Core Bond Portfolio (now known as the Core Bond Total Return Portfolio) have been audited by the former independent accountants of the Predecessor BFM Portfolios, Deloitte & Touche, L.L.P., whose report thereon is also incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance on the reports of PricewaterhouseCoopers LLP and Deloitte & Touche, L.L.P. given upon their authority as experts in accounting and auditing.
5
         Index Master Portfolio. The audited financial statements and notes thereto for The U.S. Large Company Series of the Trust contained in the Trust's Annual Report to Shareholders for the fiscal year ended November 30, 2000 (the "2000 Index Master Report") and the unaudited financial statements and notes thereto for the Trust's U.S. Large Company Series for the period ended May 31, 2001 (the "2001 Unaudited Index Master Report") contained in the Trust's Semi-Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information. No other parts of the 2000 Index Master Report or 2001 Unaudited Index Master Report are incorporated by reference herein. The financial statements included in the 1999 Index Master Report have been audited by the Trust's independent accountants, PricewaterhouseCoopers LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 2000 Index Master Report may be obtained at no charge by telephoning the Trust at (310) 395-8005.
6
                                       165
7
8
                                   APPENDIX A
9
Commercial Paper Ratings
------------------------
0
     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:
1
     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+ ."
2
     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
3
     "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.
4
     "B" - Issue has only a speculative capacity for timely payment.
5
     "C" - Issue has a doubtful capacity for payment.
6
     "D" - Issue is in payment default.
7
     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:
8
     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.
9
     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
0
     "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
1
     "Not Prime" - Issuer does not fall within any of the Prime rating categories.
2
     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:
3
     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
4
     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."
5
                                       A-1
6
7
     "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.
8
     "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.
9
     "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
0
     "D" - Securities are in actual or imminent payment default.
1
     Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.
2
     Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:
3
     "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.
4
     "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."
5
     "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.
6
     "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.
7
     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:
8
     "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.
9
     "A1" - Obligations are supported by the highest capacity for timely repayment.
0
     "A2" - Obligations are supported by a satisfactory capacity for timely repayment.
1
     "A3" - Obligations are supported by a satisfactory capacity for timely repayment.
2
     "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.
3
     "C" - Obligations for which there is a high risk of default or which are currently in default.
4
Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------
5
     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:
6
     "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
7
                                       A-2
8
9
     "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
0
     "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
1
     "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
2
     "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
3
     "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.
4
     "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.
5
     "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.
6
     "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.
7
     "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
8
     "CI" - This rating is reserved for income bonds on which no interest is being paid.
9
     "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
0
     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
1
     "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
2
                                       A-3
3
4
     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:
5
     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
6
     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
7
     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
8
     "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
9
     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.
0
     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
1
     (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.
2
     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.
3
     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:
4
     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
5
     "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
6
     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
7
     "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.
8
     "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when
9
                                       A-4
0
1
due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.
2
     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.
3
     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:
4
     "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
5
     "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." 6
     "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
7
     "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
8
     "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. 9
     To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.
0
     IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:
1
     "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.
2
     "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.
3
     "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.
4
                                       A-5
5
6
     "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.
7
     "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.
8
     IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.
9
     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:
0
     "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.
1
     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.
2
     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. 3
     "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. 4
     "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.
5
     "D" - This designation indicates that the long-term debt is in default.
6
     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.
7
Municipal Note Ratings
----------------------
8
     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:
9
     "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.
0
     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.
1
     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
2
     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:
3
                                       A-6
4
5
     "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
6
     "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
7
     "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
8
     "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.
9
     "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.
0
     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.
1
                                       A-7
2
3
4
                                   APPENDIX B
5
         Certain Portfolios of the Fund may enter into futures transactions. These transactions are described in this Appendix.
6
Futures Contracts
-----------------
7
         If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any foreign government fixed-income security, on various currencies and on such indices of U.S. and foreign securities as may exist or come into existence.
8
         A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the foreign currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.
9
         Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.
0
Margin
------
1
         If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.
2
         Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.
3
         The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the
4
                                       B-1
5
6
futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.
7
Options on Futures Contracts
----------------------------
8
         A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.
9
         The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.
0
Limitations on Futures Contracts and Options on Futures Contracts
-----------------------------------------------------------------
1
         A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of a Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a bona fide hedge position.
2
Risks of Transactions in Futures Contracts and Options on Futures Contracts
---------------------------------------------------------------------------
3
         The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio's Advisor may still not result in a successful hedging transaction.
4
         There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.
5
         Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be
6
                                       B-2
7
8
required to make daily cash payments of variation margin on open futures positions. In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.
9
         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.
0
         Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.
1
         In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.
2
         If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.
3
         In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.
4
Accounting Treatment
--------------------
5
         Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.
6
                                       B-3
7
8
                               BLACKROCK FUNDS(SM)
9
0
                         BLACKROCK STRATEGIC PORTFOLIO I
1
     This Prospectus relates to shares of the BlackRock Strategic Portfolio I (the Portfolio) of BlackRock Funds(SM) (the Fund).
2
                                   PROSPECTUS
3
                                TABLE OF CONTENTS
4

                                                                            Page
                                                                            ----
Risk/Return Summary: Investments and Risks ................................    2
Risk/Return Summary: Performance Information ..............................    6
Risk/Return Summary: Fee Table ............................................    7
Management of the Fund ....................................................    8
Purchases and Redemptions .................................................    9
Net Asset Value ...........................................................   10
Dividends and Distributions ...............................................   11
Taxes .....................................................................   11
Financial Highlights ......................................................   12

5
                                                                January 28, 2002
6
     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
7
8
RISK/RETURN SUMMARY: INVESTMENTS AND RISKS
9
0

Investment Objective of the Portfolio                                       IMPORTANT DEFINITIONS
1
         The investment goal of the Portfolio is to seek to maximize        Bonds: Debt obligations such as bonds
total return through the investment in a portfolio of investment grade      and debentures, U.S. Government
fixed income securities of foreign and U.S. issuers denominated in          securities, debt obligations of
foreign currencies, baskets of foreign currencies and the U.S.              domestic and foreign corporations,
dollar. The investment objective may be changed by the Fund's Board         debt obligations of foreign
of Trustees without shareholder approval.                                   governments and their political
                                                                            subdivisions, asset-backed securities,
Primary Investment Strategies                                               various mortgage-backed securities
                                                                            (both residential and commercial),
         In pursuit of this goal, the portfolio manager expects to          other floating or variable rate
invest primarily in bonds of foreign issuers.  The portfolio normally       obligations, municipal obligations and
invests at least 65% of its total assets in such bonds. The Portfolio       zero coupon debt securities.
will primarily invest in developed countries, although it has the
ability to invest up to 20% of its total assets in bonds of issuers in      Duration: A mathematical calculation
emerging market countries. The Portfolio may also invest in foreign         of the average life of a bond (or
currencies. The Portfolio may only buy securities rated investment          bonds in a bond fund) that serves as a
grade at the time of purchase by at least one major rating agency or        useful measure of its price risk.
determined by the manager to be of similar quality.  The Portfolio          Each year of duration represents an
will invest a maximum of 5% of its total assets in securities of one        expected 1% change in the price of a
issuer, except that up to 50% of the Portfolio's assets may be              bond for every 1% change in interest
invested without regard to this limitation, so long as no more than         rates. For example, if a bond fund
25% of the Portfolio's total assets are invested in the securities of       has an average duration of four years,
any one issuer (except U.S. Government securities).                         its price will fall about 4% when
                                                                            interest rates rise by one percentage
         The management team evaluates categories of the bond markets       point. Conversely, the bond fund's
of various world economies and seeks individual securities within           price will rise about 4% when interest
those categories. Securities are purchased for the Portfolio when the       rates fall by one percentage point.
manager determines that they have the potential for above-average
total return.  When determining what securities to purchase and sell,       Investment Grade: Securities which
the portfolio manager considers the relative risk versus the potential      are rated in the four highest
reward of owning a security. Other factors reviewed when evaluating a       categories by at least one of the
security for purchase or sale, among other things, are the credit,          major rating agencies or determined by
interest rate and prepayment risk, as well as general market                the portfolio manager to be of similar
conditions. The portfolio manager also consider how the purchase or         quality. Generally, the higher the
sale will affect the Portfolio's duration relative to the benchmark         rating of a bond, the higher the
index and what the relative value of a fixed                                likelihood that interest and principal
                                                                            payments will be made on time.
2
                                                                            Lehman Brothers Aggregate Index: An
                                                                            unmanaged index comprised of more than
                                                                            5,000 taxable bonds. This is an index
                                                                            of investment grade bonds: all
                                                                            securities included must be rated
                                                                            investment grade by Moody's or
                                                                            Standard & Poor's.
3
                                                                            Maturity: The date upon which debt
                                                                            securities are due to be repaid, that
                                                                            is, the date when the issuer generally
                                                                            must pay back the face amount of the
                                                                            security.
4
                                                                            Total Return: A way of measuring
                                                                            portfolio performance. Total return is
                                                                            based on a calculation that takes into
                                                                            account income dividends, capital gain
                                                                            distributions and the increase or decrease
                                                                            in share price.

5
6
                                       -2-
7
8
9
income sector or sub-sector is compared to another fixed income sector or sub-sector. In addition, the portfolio manager conducts intense credit analysis and review of each security purchased or sold.
0
     If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the portfolio manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.
1
     BlackRock Strategic Portfolio I will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum. The portfolio manager will structure each Portfolio's duration with a target of 0-8 years in the BlackRock Strategic Portfolio I.
2
     The Portfolio intend to invest primarily in obligations of issuers based in developed countries. The Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries, subject to the same credit quality restrictions as other investments. Subject to the limitation stated above regarding investments in emerging market countries, each Portfolio may invest 25% or more of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio's total assets in a particular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.
3
     The portfolio managers, when consistent with the Portfolio's investment objectives, may use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the Portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The Portfolio may enter into interest rate or foreign currency transactions as a hedging technique. The Portfolio intends to hedge its exposure to foreign currencies so that under normal market conditions no more than 25% of the portfolio's assets are exposed to all currencies other than the U.S. dollar. In these transactions, the Portfolio exchanges its right to pay or receive interest or currencies with another party for its right to pay or receive interest or another currency in the future.
4
     The Portfolio can borrow money to buy additional securities. This practice is known as "leverage." The Portfolio may borrow from banks or other financial institutions or through reverse repurchase agreements or dollar roll transactions (under which the Portfolio sell securities and agree to buy them back at a particular date and price). The Portfolio normally may borrow up to
33 1/3% of the value of their total assets.
5
     The Portfolio may lend some of their securities on a short-term basis in order to earn income. The Portfolio will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The Portfolio earn interest on the securities they lend and
6
                                      -3-
7
8
income when they invest the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the Portfolio's total assets.
9
     The Portfolio may, from time to time take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in response to adverse market, economic, political, or other conditions. This may result in the inability of the Portfolio to meet their respective investment objectives.
0
     The Portfolio may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies.
1
                                      -4-
2
3
Key Risks
4
         While the portfolio manager chooses bonds he believes can provide above average total return, there is no guarantee that shares of the Portfolio will not lose value. This means you could lose money.
5
         Four of the main risks of investing in the Portfolio are: the Portfolio's non-diversified status, interest rate risk, credit risk and the risk associated with investing in bonds of foreign issuers.
6
         Non-diversified Status. The Portfolio is classified as a non-diversified portfolio under the Investment Company Act of 1940. Investment returns of a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio.
7
         Interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Portfolio.
8
         Credit risk. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.
9
         Foreign Securities Risk. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. In addition, there is less government regulation of foreign securities markets.
0
         Political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.
1
         The expenses of the Portfolio can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher. The Portfolio's use of derivatives and interest rate and foreign currency transactions may reduce the Portfolio's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short period of time. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its
2
                                      -5-
3
4
contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.
5
         Leverage is a speculative technique which may expose the Portfolio to greater risk and increase their costs. Increases and decreases in the value of the Portfolio will be magnified when the Portfolio uses leverage. For example, leverage may cause greater swings in the Portfolio's net asset value.
6
         The Portfolio will also have to pay interest on their borrowings, reducing the Portfolio's return. This interest expense may be greater than the Portfolio's return on the underlying investment.
7
         Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but rather allow the Portfolio to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.
8
Additional Risks
9
         Securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.
0
         Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
1
         Higher than normal portfolio turnover may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect the Portfolio's performance.
2
         When you invest in this Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
3
RISK/RETURN SUMMARY:  PERFORMANCE INFORMATION
4
         The chart and table on the next page give you a picture of the long-term performance of Strategic Portfolio I. The information shows you how the Portfolio's performance has varied since the Portfolio's inception date and provides some indication of the risks of investing in the Portfolio. As with all such investments, past performance is not an indication of future results.
5
                                      -6-
6
7
     As of 12/31
8
     ANNUAL TOTAL RETURNS/1/
9
       Best Quarter
       Q4 '00: 8.36%
0
       Worst Quarter
       Q2 '01: (1.22%)
1
                                        [GRAPHIC]
2
     As of 12/31/01
3
     AVERAGE ANNUAL TOTAL RETURNS/1/
4

                                                             Since       Inception
                                     1 Year    3 Years     Inception        Date
     Strategic Portfolio I            8.89%     9.06%        9.07%        10/06/97
     Lehman Aggregate                 8.44%     6.28%        7.01%(2)          N/A

5
     (1) The chart and the table both assume reinvestment of dividends and distributions.
6
     (2) The Lehman Aggregate Index does not compute returns on a daily basis. This number reflects returns starting October 1, 1997.
7
RISK/RETURN SUMMARY:  FEE TABLE
8
Fees and Expenses of the Portfolio
9
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
0
1
                                        BLACKROCK STRATEGIC
                                        PORTFOLIO I
                                        --------------------
2
Annual Portfolio Operating
   Expenses (expenses that are
   deducted from Portfolio
   assets)
3
                                      -7-
4
5
6
Advisory fees                                                 .20%
Interest expense                                              .01%
Other expenses                                                .40%
                                                              ----
Total Portfolio operating expenses                            .61%
                                                              ====
Fee waivers & expense reimbursements/(1)/                     .34%
                                                              ====
Net expenses/(1)/                                             .27%
                                                              ====
7
(1) BlackRock has contractually agreed to waive or reimburse all "Advisory fees" and to cap "Other operating expenses" at .26% of average daily net assets and "Total Portfolio operating expenses" at .26% for each Portfolio until February 1, 2003.
8
         Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.
9
         The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
0
1

                                                       One Year        Three Years    Five Years      Ten Years
BlackRock Strategic Portfolio I..................      $     28        $    161       $    307        $    730

2
3
MANAGEMENT OF THE FUND
4
         Adviser. The Portfolio's investment adviser is BlackRock Financial Management, Inc. (BlackRock or the Adviser). The Adviser's principal business address is 100 Bellevue Parkway, Wilmington DE 19809. Since 1995, BlackRock has been a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock provides asset management services with respect to U.S. and foreign fixed income instruments. As adviser, BlackRock is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.
5
         Investment decisions are made by BlackRock's Investment Strategy Committee and no one person is primarily responsible for making recommendations to that committee. BlackRock currently serves as investment adviser to institutional and individual investors in the United States and overseas through several funds and separately managed accounts. For its investment advisory services to the Portfolio, the Adviser is entitled to a fee, computed daily for the Portfolio and payable monthly, at the annual rate of .20% of the Portfolio's average daily net assets. There were no advisory fees paid by the Portfolio to BlackRock for the fiscal year ended September 30, 2001. The Adviser has contractually agreed to waive all of its advisory fee from the Portfolio until February 21, 2003.
6
         Administrators. BlackRock Advisors, Inc. and PFPC Inc. (the Administrators) serve as the Portfolio's co-administrators. BlackRock Advisors, Inc. is an indirect majority-owned, and PFPC is an indirect wholly-owned, subsidiary of PNC Bank Corp.
7
                                      -8-
8
9
         The Administrators generally assist the Portfolio in all aspects of their administration and operation, including matters relating to the maintenance of financial records, fund accounting and the servicing of investors in the Portfolio. Under the Administration Agreement, the Fund pays to BAI and PFPC on behalf of the Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .085% of the first $500 million of the Portfolio's average daily net assets, .075% of the next $500 million of the Portfolio's average daily net assets and .065% of the average daily net assets of the Portfolio in excess of $1 billion and (ii) .145% of the first $500 million of average daily net assets allocated to shares of the Portfolio, .135% of the next $500 million of such average daily net assets and .125% of the average daily net assets allocated to shares of the Portfolio in excess of $1 billion.
0
         Transfer Agent, Dividend Disbursing Agent and Custodian. PFPC Trust Company, whose principal offices are located at 100 Bellevue Parkway, Wilmington, DE 19809, serves as the Portfolio's custodian and PFPC Inc., whose principal offices are located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as their transfer agent and dividend disbursing agent.
1
PURCHASES AND REDEMPTIONS
2
         Distributor. Shares of the Portfolio are offered on a continuous basis for the Fund by its distributor, BlackRock Distributors, Inc. (BDI or the Distributor). The Distributor is a registered broker/dealer with principal offices at 3200 Horizon Drive, King of Prussia, PA 19406. BDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of BDI is owned by its officers.
3
         Purchase of Shares. Shares of the Portfolio are offered to the separate account clients of the Adviser.
4
         Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by 3:00 p.m. (Eastern Time) on a Business Day are priced the same day. A "Business Day" is any weekday that the New York Stock Exchange (the NYSE) is open for business.
5
         Purchase orders may be placed by telephoning (800) 441-7450. Orders received by PFPC after 3:00 p.m. (Eastern Time) are priced on the following Business Day.
6
         There is no minimum initial or subsequent investment requirement. Payment for shares must normally be made in Federal funds or other funds immediately available to the Portfolio's custodian. Payment may also, in the discretion of the Portfolio, be made in the form of securities that are permissible investments for the respective Portfolio.
7
         The Portfolio may in their discretion reject any order for shares.
8
         Redemption of Shares. Redemption orders for shares may be placed by telephoning (800) 441-7450. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The Portfolio, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Portfolio and its service providers will not be liable for any loss,
9
                                      -9-
0
1
liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.
2
         Payment for redeemed shares for which a redemption order is received before 3:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the next Business Day, provided that the Portfolio's custodian is also open for business. Payment for redemption orders received after 3:00 p.m. (Eastern Time) or on a day when the Portfolio's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Portfolio's custodian is open for business. The Portfolio reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Portfolio.
3
         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-07.
4
         The Portfolio may also suspend the right of redemption or postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions. They may redeem shares involuntarily or make payment for redemption in securities (some of which may not be liquid) or other property when determined appropriate in light of the Portfolio's responsibilities under the 1940 Act. The Fund reserves the express right to redeem shares of the Portfolio involuntarily at any time if the Fund's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio (for example, if the Portfolio are consistently losing money). Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.
5
NET ASSET VALUE
6
         The net asset value for the Portfolio is determined as of 4:00 p.m. (Eastern Time) on days that the NYSE is open for trading, except on days on which no orders to purchase or redeem have been received. Net asset value will not be calculated on days when the NYSE is not open for business. Notwithstanding whether any orders to purchase or redeem have been received or whether the NYSE is open for business, the net asset value will be calculated on the last day of each month. Net asset value for the Portfolio is calculated by adding the value of all its securities, cash and other assets, subtracting the liabilities and dividing by the total number of Shares outstanding.
7
         The value of securities held by the Portfolio is based upon market quotations or, if market quotations are not readily available, the securities are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees. The Portfolio may have portfolio securities that are primarily listed on foreign exchanges that trade on days on which the Portfolio does not price their respective shares and, as a result, the net asset value of each of the Portfolio's shares may change on days when you will not be able to purchase or redeem shares of the Portfolio. Portfolio securities which are traded primarily on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges.
8
                                      -10-
9
0
The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser under the supervision of the Board of Trustees determines such method does not represent fair value.
1
DIVIDENDS AND DISTRIBUTIONS
2
         Dividends for the Portfolio will be declared daily on shares held of record at 3:00 p.m. (Eastern Time). Over the course of a year, substantially all of a Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for the Portfolio will be based on periodic projections of its net investment income. All dividends are paid not later than ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same Portfolio, unless cash payment is requested.
3
TAXES
4
         The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.
5
         The Portfolio's distributions, whether received in cash or reinvested in additional shares of the Portfolio, may be subject to federal income tax. Distributions paid out of the Portfolio's "net capital gain" (i.e., the excess
                                                              ----
of
6
its net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds the shares. Distributions of net investment income are taxed to shareholders as ordinary income.
7
         The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.
8
         An investor considering buying shares on or just before the record date for a distribution should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital, will be taxable.
9
         A taxable gain or loss may be realized by a shareholder upon the redemption or transfer of shares depending upon their tax basis and their price at the time of redemption or transfer.
0
         This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolio, including the extent of any state or local taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.
1
                                      -11-
2
3
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS
4
         The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents. Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.
5
FINANCIAL HIGHLIGHTS
6
The following financial information shows Strategic Portfolio I's performance for the periods indicated, has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by the Portfolio's independent accountants, PricewaterhouseCoopers LLP. Certain information reflects results for a single share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes reinvestment of all dividends and distributions. Additional information about the performance of the Portfolio, including the auditor's reports, is contained in the Portfolio's annual report. Both the Statement of Additional Information and the annual report may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus. During the period shown, the Portfolio offered one class of shares to institutional investors.
7
                                      -12-
8
9
                         BlackRock Strategic Portfolio I
0

===================================================================================================================================
                                                                                                                   10/6/97 (a)
                                                                Year Ended         Year Ended     Year Ended         Through
                                                               Sept. 30, 2001    Sept. 30, 2000  Sept. 30, 1999  Sept. 30, 1998
                                                               --------------   ---------------  --------------  --------------
For a share outstanding throughout the period:
1
PER SHARE OPERATING PERFORMANCE:
2
Net asset value, beginning of period .......................   $        8.63    $        8.51    $      10.46    $       10.00
                                                               -------------    -------------    ------------    -------------
3
Net investment income ......................................            0.72             0.57            0.43             0.51
                                                                                                 ------------
4
Net realized and unrealized gain (loss) on investments .....            0.58             0.12           (0.28)            0.53
                                                               -------------    -------------    ------------    -------------
5
Net increase from investment operations ....................            1.30             0.69            0.15             1.04
                                                               -------------    -------------    ------------    -------------
6
Distributions from net investment income ...................           (0.65)           (0.57)          (0.43)           (0.58)
7
Distributions from net realized gains ......................           (0.08)              --           (1.67)               X
                                                               -------------    -------------    ------------    -------------
8
Total dividends and distributions ..........................           (0.73)           (0.57)          (2.10)           (0.58)
                                                               -------------    -------------    ------------    -------------
9
Net asset value, end of period .............................   $        9.20    $        8.63    $       8.51    $       10.46
                                                               -------------    -------------    ------------    -------------
0
TOTAL RETURN ...............................................           15.51%            8.46%           1.86%           10.84%
1
RATIOS/SUPPLEMENTAL DATA:
2
Net assets, end of period (in thousands) ...................   $      33,297    $      29,367    $      7,214    $      31,654
3
Ratio of expenses to average net assets ....................            0.27%            0.26%           0.31%            0.26%(b)
Ratio of expenses to average net assets (excluding
   interest expense) .......................................            0.26%            0.26%           0.26%            0.26%(b)
Ratio of expenses to average net assets (excluding
   waivers) ................................................            0.60%            0.68%           0.68%            0.60%(b)
4
Ratio of net investment income to average net assets .......            5.82%            6.67%           4.94%            5.39%(b)
Ratio of net investment income to average net assets
   (excluding waivers) .....................................            5.49%            6.25%           4.57%            5.05%(b)
5
Portfolio turnover .........................................             189%             324%             78%             164%
6
=================================================================================================================================

7
(a)      Commencement of investment operations.
(b)      Annualized.
8
         The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.
9
                                      -13-
0
1
A Statement of Additional Information (SAI) includes additional information about the Portfolio. Additional information about the Portfolio's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The current SAI and the Fund's annual and semi-annual reports to shareholders may be obtained free of charge from the Fund by calling (888) 422-6538. Shareholder inquiries also may be made at this number. The SAI, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. Information about the Fund (including the SAI) can be reviewed and copies at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.
2
Investment Adviser
BlackRock Financial
  Management, Inc.
New York, New York
3
Administrator
BlackRock Advisors, Inc.
New York, New York
4
Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware
5
Distributor
BlackRock Distributors, Inc.
King of Prussia, Pennsylvania
6
Counsel
Simpson Thacher & Bartlett
New York, New York
7
Independent Accounts
PricewaterhouseCoopers, LLP
Philadelphia, Pennsylvania
8
Investment Company Act File
No. 811-05742
9
                       BlackRock Strategic Portfolio I
0
                                   Prospectus
1
                              January 28, 2002
2
                                      -14-
3
4
                       STATEMENT OF ADDITIONAL INFORMATION
5
                         BLACKROCK STRATEGIC PORTFOLIO I
6
     This Statement of Additional Information provides supplementary information pertaining to shares representing interests in BlackRock Strategic Portfolio I (the "Portfolio") of BlackRock Funds(SM) (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolio dated January 28, 2002, as amended from time to time (the "Prospectus"). The Prospectus may be obtained from the Fund's distributor by calling toll-free
(800) 441-7379. This Statement of Additional Information is dated January 28, 2002. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.
7
8
                                    CONTENTS
9
0

                                                                            Page
                                                                            ----
THE FUND ..................................................................    2
INVESTMENT OBJECTIVE AND POLICIES .........................................    2
INVESTMENT RESTRICTIONS ...................................................   24
TRUSTEES AND OFFICERS .....................................................   26
INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICE
     ARRANGEMENTS .........................................................   31
PORTFOLIO TRANSACTIONS ....................................................   35
PURCHASE AND REDEMPTION INFORMATION .......................................   37
VALUATION OF PORTFOLIO SECURITIES .........................................   37
TAXES .....................................................................   42
ADDITIONAL INFORMATION CONCERNING SHARES ..................................   47
MISCELLANEOUS .............................................................   48
FINANCIAL STATEMENTS ......................................................   49
SHAREHOLDER INQUIRIES .....................................................   50
APPENDIX A ................................................................  A-1
APPENDIX B ................................................................  B-1

1
2
                                    THE FUND
3
     The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. Effective January 31, 1998, the Fund changed its name from Compass Capital Funds(SM) to BlackRock Funds(SM). The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in 40 investment portfolios, some of which offer multiple classes of shares to investors. For information concerning these other portfolios, contact the Distributor at (800) 441-7379.
4
                        INVESTMENT OBJECTIVE AND POLICIES
5
     For a description of the objective and policies of the Portfolio, see "Risk/Return Summary: Investments and Risks" and "Additional Main Strategies" in the Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.
6
     Portfolio Securities Generally. The investment objective of the Portfolio is to seek to maximize total return through the investment in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar. The investment objective may be changed by the Fund's board of Trustees without shareholder approval.
7
     Under normal market conditions, each Portfolio expects to invest a significant portion of its assets in securities denominated in foreign currencies or baskets of foreign currencies. U.S. dollar investments will be used primarily for hedging purposes or for temporary defensive purposes. Each Portfolio intends to hedge its exposure to foreign currencies so that under normal market conditions no more than 25% of the Portfolio's net assets are exposed to all currencies other than the U.S. dollar.
8
     The Portfolio intends to invest primarily in obligations of issuers based in developed countries. The Portfolio may, however, invest up to a maximum of 20% of its total assets in obligations of issuers based in emerging market countries, subject to the same credit quality restrictions as other investments. 9
     The Portfolio may invest in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies:
0
     . securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities (U.S. Government Obligations);
1
     . obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities;
2
                                      -2-
3
4
     .    obligations of international agencies or supranational organizations;
5
     . Brady bonds, which are securities issued when sovereign entities exchange existing commercial bank loans for new debt through a restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady;
6
     . bank obligations, including certificates of deposit, fixed time deposits, notes and bankers' acceptances;
7
     . corporate debt securities, including convertible securities and corporate commercial paper;
8
     .    preferred stock;
9
     .    loan participations;
0
     .    repurchase agreements;
1
     .    structured securities;
2
     . mortgage-backed and asset-backed securities, which are securities that are secured or backed by residential or commercial mortgages, as well as other assets, such as automobile loans and credit card receivables; and
3
     .    obligations issued or guaranteed by a state or local government.
4
     An investment in the Portfolio is not a deposit of PNC Bank, National Association or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
5
     Ratings of Portfolio Securities. The Portfolio generally will invest in securities that are rated investment grade (at least BBB/Baa) by at least one nationally recognized statistical rating organization (NRSRO) or, if unrated by those rating organizations, will be determined by the Portfolio's adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. In the case of short-term investments, the Portfolio's assets will be rated in the highest rating category by at least one NRSRO or, if unrated by any NRSRO, will be determined by the adviser to be of comparable credit quality at the time of investment or will be U.S. Government Obligations. Securities rated BBB or Baa are generally considered to be investment grade although they have speculative characteristics. If a security's ratings are reduced by all rating services below the minimum rating that is permitted for a Portfolio, the adviser will consider whether the Portfolio should continue to hold the security.
6
     Duration. BlackRock Strategic Portfolio I will generally maintain a duration for its investments of between 0 and 8 years.
7
     Other Main Strategies. The Portfolio may invest in the following types of securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign
8
                                      -3-
9
0
currencies: securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities ("U.S. Government Obligations"); obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities; obligations of international agencies or supranational organizations; Brady bonds; bank obligations, including certificates of deposit, fixed time deposits, notes and bankers' acceptances; corporate debt securities, including convertible securities and corporate commercial paper; preferred stock; structured notes and loan participations; repurchase agreements; mortgage-backed and asset-backed securities; and obligations issued or guaranteed by a state or local government. These securities may be publicly or privately offered and may have fixed, variable or floating rates of interest.
1
     All fixed income securities are subject to the risk that as interest rates increase, the value of the securities decrease, and as interest rates decrease, the value of the securities increase. Changes in interest rates generally affect the values of securities with longer maturities more than the values of securities with shorter maturities.
2
     The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts, interest rate caps and floors, and options on fixed income securities, and may enter into interest rate swap transactions. The Portfolio may also engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts and swaps, and buying or selling foreign currency options, foreign currency futures, and options on foreign currency futures. These types of securities collectively are often called derivatives.
3
     Investment by the Portfolio in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay interest in foreign currencies, the value of a Portfolio will be affected favorably or unfavorably by changes in currency exchange rates.
4
     A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitations on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions in foreign securities markets has increased in recent years, it remains appreciably below that of the U.S. securities markets. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in U.S. securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.
5
     The Portfolio intends to invest primarily in obligations of issuers based in developed countries. Each Portfolio may, however, invest up to a maximum of 20% of its total assets in
6
                                      -4-
7
8
obligations of issuers based in emerging market countries subject to the same credit quality restrictions as other investments.
9
     Foreign investments may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Economic Community; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in baskets of foreign currencies, such as the European Currency Unit (ECU); and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities, preferred stock, Brady bonds and zero-coupon securities.
0
     On January 1, 1999, 11 European countries implemented a new currency unit, the Euro, which is expected to replace the existing national currencies of these countries by July 1, 2001, and to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank.
1
     Although it is not possible to predict the impact of the Euro implementation plan on the Portfolio, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Adviser may need to adapt its investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.
2
     Subject to the limitation stated above regarding investments in emerging market countries, each Portfolio may invest more than 25% of its total assets in the securities of issuers located in a single country. Investments of 25% or more of a Portfolio's total assets in a particular country will make the Portfolio's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries.
3
     The value of fixed income securities held by the Portfolio can generally be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolio is not
4
                                      -5-
5
6
restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets will vary based upon the Adviser's assessments of economic and market conditions. As stated above, the Portfolio will seek to maintain a duration within broad, though specified, limits. A Portfolio's duration is a measure of its price sensitivity, including expected cash flows and prepayments on its securities holdings under a wide range of interest rate scenarios. In computing the duration of a Portfolio, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The Adviser may use various techniques to lengthen or shorten the duration of a Portfolio, including the acquisition of debt obligations at a premium or discount, interest rate swaps and interest rate futures and related options. There can be no assurance that the Adviser's estimation of a Portfolio's duration will be accurate or that the duration of a Portfolio will always be within the limits designated above.
7
     Emerging market countries in which the Portfolio may invest are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging markets countries, and it may be difficult to assess the value or prospects of an investment in such issuers.
8
     Non-Diversified Status. The Portfolio is classified as a non-diversified portfolio under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In conformance with applicable tax requirements at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issues (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.
9
                                      -6-
0
1
     The Portfolio is a "non-diversified" fund, which allows it to invest more than 5% of their assets in the obligations of any single issuer, subject only to certain requirements under tax laws. Because they can concentrate their investments in the obligations of a smaller number of issuers, the Portfolio may be more at risk than a more widely diversified fund to any single economic, political or regulatory event which harms one or more of those issuers.
2
     Geographical Concentration. The Portfolio may, from time to time, invest more than 25% of its total assets in securities whose issuers are located in a single country, subject to the limitation discussed above prohibiting the Portfolio from investing more than 20% of its total assets in securities of issuers based in emerging market countries. These investments would make the Portfolio more dependent upon the political and economic circumstances of a particular country than a mutual fund that owns stocks of companies in many countries.
3
     Loan Participations and Other Structured Securities. The Portfolio may purchase participation interests in debt securities from foreign and domestic financial institutions. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the participation interest bears to the total principal amount of the security. Participation interests may have fixed, floating or variable rates of interest. The Portfolio intends only to purchase participations from an entity or syndicate, and do not intend to serve as co-lenders in any participations. It is possible that a participation interest might be deemed to be an extension of credit by the Portfolio to the issuing financial institution that is not a direct interest in the credit of the obligor of the underlying security and is not directly entitled to the protection of any collateral security provided by such obligor. In that event, the ability of the Portfolio to obtain repayment might depend on the issuing financial institution.
4
     The Portfolio also may purchase other types of structured securities, including zero coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments, as well as instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.
5
     In addition, the Portfolio may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These securities, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). The Portfolio also may purchase "stripped" securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.
6
     Many of the instruments described above represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of securities. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of instruments and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of certain instruments
7
                                      -7-
8
9
could limit the amount of appreciation the Portfolio can realize on its investment, could cause the Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information.
0
     Convertible Securities and Preferred Stock. The Portfolio may, from time to time, invest in convertible securities. Convertible securities acquired by the Portfolio may include convertible bonds and convertible preferred stock, and will be subject to the same rating requirements as a Portfolio's investments in other fixed income securities. The Portfolio ordinarily will sell units of common stock received upon conversion. The Portfolio may also purchase non-convertible preferred stock when deemed to be in furtherance of a Portfolio's investment objective.
1
     Dollar Roll Transactions. To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. This use of dollar rolls may be regarded as leveraging and, therefore, speculative. If the income earned from the investment of the proceeds of the transaction does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time the Portfolio enters into a dollar roll transaction, it will segregate with its custodian cash, U.S. Government securities or other liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.
2
     Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
3
     Illiquid Securities. Liquidity of a security refers to the ability to easily dispose of it and the price to be obtained, and does not necessarily refer to the likelihood of receipt of principal or interest payments. Illiquid securities may be worth less than comparable, more liquid investments. The Portfolio intends to acquire securities which may be considered illiquid
4
                                      -8-
5
6
because they are not registered under the federal securities laws, contractual restrictions on transfer apply or they are part of a small issue. The Portfolio may purchase securities offered in private placements or under Rule 144A of the Securities Act of 1933, as amended (the Act), which may also be illiquid. If a security is illiquid, the Portfolio may not be able to dispose of it at the time or price which it would like.
7
     The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid. Instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. The Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.
8
     Short Sales. The Portfolio may make short sales of securities. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolio may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. During the period of a short sale, the Portfolio will segregate on a daily basis cash, U.S. Government securities or other permissible liquid assets at such a level that (a) the segregated amount will equal the current value of the security sold short and (b) the segregated amount will not be less than the market value of the security at the time it was sold short.
9
     Currency Transactions. Under normal conditions, the Portfolio intends to hedge its exposure to foreign currencies such that no more than 25% of the Portfolio's net assets are exposed to all currencies other than the U.S. dollar. For this purpose, assets that are subject to proxy hedging transactions as described below are considered to be assets that are not exposed to foreign currencies.
0
     The Portfolio may enter into spot and forward foreign currency exchange contracts and currency swaps, and may purchase and sell foreign currency futures contracts, options on foreign currency futures contracts and exchange traded and over-the-counter ("OTC") options on currencies to hedge the currency exchange risk associated with its assets or obligations denominated in foreign currencies or baskets of foreign currencies. The Portfolio may also engage in proxy hedging transactions. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are, or are expected to be, denominated, and to buy U.S. dollars. There is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. The Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.
1
                                      -9-
2
3
     In addition, subject to the limitation on foreign currency exposure stated above, the Portfolio may enter into currency transactions to seek to increase total return when the Advisor believes the transactions are in furtherance of the Portfolio's investment objective. In connection with their currency transactions, the Portfolio will segregate cash, U.S. Government securities or other liquid assets, or will otherwise cover their position in accordance with the applicable requirements of the SEC.
4
     In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to the Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.
5
     The Portfolio may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include spot and forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio may enter into over-the-counter currency transactions with counterparties which have received, combined with any credit enhancements, a long-term debt rating of "A" by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization ("NRSRO") or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser").
6
     The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have exposure. For example, the Portfolio may hold both French government bonds and German government bonds, and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.
7
     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio's securities are or are expected to be denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the
8
                                      -10-
9
0
currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. Whenever a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements of the SEC.
1
     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations, and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at an institution based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.
2
     Repurchase Agreements. The Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase such securities at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.
3
     The repurchase price under the repurchase agreements generally equals the price paid by the Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). In addition, the Adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium provided in the repurchase agreement). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Portfolio's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.
4
5
     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
6
     Reverse Repurchase Agreements and Other Borrowings. The Portfolio is authorized to borrow money. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities.
7
     The Portfolio may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the 1940 Act. While reverse repurchase transactions are outstanding, the Portfolio will segregate cash, U.S. Government securities or other liquid assets in an amount at least equal to the repurchase price. Borrowings may be made through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolio will use proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio may use reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will segregate cash, U.S. Government or other appropriate liquid assets having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.
8
     The use of these techniques to borrow money may be regarded as leveraging and, therefore, speculative. In these transactions, there is a risk that the interest income earned on the proceeds of the transaction will be less than the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the transaction.
9
                                      -12-
0
1
     Variable and Floating Rate Instruments. With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.
2
     Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.
3
     Corporate and Bank Obligations. The Portfolio may invest in debt obligations of domestic or foreign corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.
4
     Mortgage Related and Asset-Backed Securities. The Portfolio may purchase securities that are secured or backed by residential or commercial mortgages as well as other assets (e.g., automobile loans and credit card receivables). Issuers of these mortgage-related and asset-backed securities include both governmental and private issuers. Mortgage-related securities include, but are not limited to, guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes with different relative payment rights, and each with a specified fixed or floating interest rate and a final distribution date.
5
     The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations normally may be prepaid by the issuer at any time because the underlying assets (i.e., loans) generally may be prepaid by the borrowers at any time. In periods of falling interest rates, the rate of prepayments tends to increase, and in periods of rising interest rates,
6
                                      -13-
7
8
prepayments tend to slow. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely, and a change in the rate of expected prepayments may result in a loss to a Portfolio on its investment.
9
     The Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") or Midland Loan Services, Inc. ("Midland")(or Sears Mortgage if PNC Mortgage succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates.
0
     Mortgage-Related Securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
1
     The Portfolio may invest in multiple class pass-through securities, including CMOs and REMIC pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMIC Certificates are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities representing direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through
2
                                      -14-
3
4
securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or REMIC Certificates. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The Portfolio do not intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.
5
     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
6
     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
7
     Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
8
     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
9
     FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and
0
                                      -15-
1
2
to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
3
     For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying Pcs. Pcs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a Pc pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."
4
     The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments.
5
     Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.
6
     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e.,
                                                                          ----
loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities.
7
     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.
8
     Non-mortgage asset-backed securities may present certain risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. In addition, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.
9
                                      -16-
0
1
     Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-backed securities may not have the benefit of as much collateral as mortgage-backed securities.
2
     U.S. Government Obligations. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mortgage Association ("GNMA") are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association ("FNMA") and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC") are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.
3
     Examples of the types of U.S. Government obligations which the Portfolio may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.
4
     Supranational Organization Obligations. The Portfolio may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are charted to promote economic development.
5
     Municipal Obligations. When deemed advisable by the Adviser, the Portfolio may invest in obligations issued by a state or local government ("Municipal Obligations"). The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer.
6
     Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
7
                                      -17-
8
9
     The Portfolio may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Dividends paid by the Portfolio that are derived from income earned on Municipal Obligations will not be tax-exempt. In determining whether a lease obligation is liquid, the Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.
0
     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Portfolio may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Portfolio's operating expenses and adversely affect the net asset value of the Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Portfolio would not have the right to take possession of the assets. In addition, a Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.
1
     Commercial Paper. The Portfolio may purchase commercial paper rated in one of the highest rating categories of an NRSRO. These ratings symbols are described in Appendix A.
2
     Commercial paper purchasable by the Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolio through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.
3
                                      -18-
4
5
     Investment Grade Debt Obligations. The Portfolio invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.
6
     Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government obligations. There can be no assurance that Brady Bonds acquired by a Portfolio will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.
7
     When-Issued Purchases and Forward Commitments. The Portfolio may enter into "when-issued" and "forward" commitments, including "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments may exceed 25% of the value of its total assets.
8
     When the Portfolio agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio commitments. It may be expected that the market value of the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments.
9
     If deemed advisable as a matter of investment strategy, the Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.
0
                                      -19-
1
2
     When the Portfolio engages in when-issued, TBA and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
3
     The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
4
     Options and Futures Contracts. The Portfolio may write (i.e. sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or cross-hedging, or for the purpose of earning additional income which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, financial instruments, foreign currencies, securities indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.
5
     Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. The Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. 6
     When the Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by the Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the
7
                                      -20-
8
9
premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.
0
     There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities (or currencies) and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
1
     To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts. Futures contracts obligate the Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.
2
     The Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade. When the Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Portfolio's position in a futures contract or related option, the Portfolio will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.
3
     The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses
4
                                      -21-
5
6
caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see Appendix B in the Statement of Additional Information. 7
     The Portfolio intends to comply with the regulations of the Commodity Futures Trading Commission ("CFTC") exempting the Portfolio from registration as a "commodity pool operator." Consistent with those regulations, the value of a Portfolio's contracts may equal or exceed 100% of its total assets; however, a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets. 8
     The Portfolio's use of derivatives and currency transactions may reduce returns and/or increase volatility.
9
     These instruments are further described in Appendix B to this Statement of Additional Information.
0
     Securities Lending. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.
1
     The Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) "first tier" quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO's, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e. CD's, BA's and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated money market funds. Any such investments must be rated "first tier" and must have a maturity of 397 days or less from the date of purchase.
2
     Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the
3
                                      -22-
4
5
obligation and the ratings of the issue. The ratings of Moody's, Duff & Phelps Credit Co. ("Duff & Phelps"), Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Portfolio should continue to hold the security.
6
     Interest Rate Swaps, Floors and Caps and Currency Swaps. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolio expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment.
7
     Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entities the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
8
     The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether the Portfolio is hedging its assets or its liabilities. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.
9
     The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payments streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.
0
     The Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate swap on a daily basis and will deliver an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The Portfolio may enter into transactions with counterparties which have received, combined with any credit enhancements, a long-term debt
1
                                      -23-
2
3
rating of "A" by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or whose obligations are determined to be of equivalent credit quality by the Adviser.
4
     The Portfolio will enter into interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Adviser. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they are less liquid than swaps.
5
     In order to protect against currency rate fluctuations, the Portfolio also may enter into currency swaps. Currency swaps involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.
6
     Investment Companies. The Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.
7
     The Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.
8
     Duration. BlackRock Strategic Portfolio I will generally maintain a U.S. dollar-weighted average duration for its investments between 0 and 8 years and will invest in securities across the entire maturity spectrum.
9
                             INVESTMENT RESTRICTIONS
0
     The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares (as defined below under "Miscellaneous").
1
The Portfolio may not:
2
     (1) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their
3
                                      -24-
4
5
          authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (d) securities issued or guaranteed by foreign governments are not considered to belong to a particular industry.
6
     (2) Issue senior securities (including borrowed money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, dollar rolls, option and futures transactions, currency transactions and similar investment strategies. The Portfolio's obligations under interest rate and currency swaps are not treated as senior securities.
7
     (3) Makes loans, except that the Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.
8
     (4) Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.
9
     (5) Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.
0
     (6) Purchase or sell commodities except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.
1
                                      -25-
2
3
                              TRUSTEES AND OFFICERS
4
THE FUND
5
     Board of Trustees. The business and affairs of the Fund are managed under the direction of its Board of Trustees. The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:
6

                               Position                    Principal Occupation
Name and Address               with Fund                   During Past Five Years
----------------               ---------                   ----------------------
William O. Albertini           Trustee and Chairman of     Retired; Executive Vice President and
698 Strafford Circle           the Audit Committee         Chief Financial Officer from August
Strafford, PA 19087                                        1997 - April 1999, Bell Atlantic Global
Age: 58                                                    Wireless (global wireless communications);
                                                           Executive Vice President, Chief Financial
                                                           Officer and Director from February 1995 -
                                                           August 1997, Vice President and Chief
                                                           Financial Officer from January 1991 -
                                                           February 1995, Bell Atlantic Corporation
                                                           (a diversified telecommunications company);
                                                           Director, American Water Works, Inc. (water
                                                           utility) since May 1990; Director, Triumph
                                                           Group, Inc. (aviation manufacturing, repair
                                                           and maintenance services) since May 1999;
                                                           Director, Midwest Independent Transmission
                                                           Service Operator, Inc. (electrical
                                                           transmission operator) since December 1998;
                                                           Trustee, The Carl E. & Emily I. Weller
                                                           Foundation since October 1991.
7
Raymond J. Clark*              Trustee                     Treasurer of Princeton University since
Office of the Treasurer                                    1987; Trustee, The Compass Capital Group of
Princeton University                                       Funds from 1987 to 1996; Trustee, Chemical
3 New South Building                                       Bank, New Jersey Advisory Board from 1994
P.O. Box 35                                                until 1995; Chairman of Board of Trustees,
Princeton, NJ 08540                                        American Red Cross - Central N.J. Chapter;
Age: 66                                                    Trustee, Medical Center of Princeton; and
                                                           Trustee, United Way-Greater Mercer County
                                                           from 1996-1997.

8
_________________________
* This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.
9
                                      -26-
0
1

                                     Position                    Principal Occupation
Name and Address                     with Fund                   During Past Five Years
----------------                     ---------                   ----------------------
Honorable Stuart E. Eizenstat        Trustee                     Partner, Covington & Burling (law firm) (2001-Present); Deputy
Covington & Burling                                              Secretary of the Treasury (1999-2001), Under Secretary of State for
1201 Pennsylvania Avenue, NW                                     Economic, Business and Agricultural Affairs (1997-1999), Under
Washington, DC  20004                                            Secretary of Commerce for International Trade (1996-1997), Special
Age: 59                                                          Representative of the President and Secretary of State on Holocaust
                                                                 Issues (1995-2001), and U.S. Ambassador to the European Union,
                                                                 Department of State (1993-1996), Government of the United States of
                                                                 America; Partner, Vice-Chairman and Chairman of the Washington
                                                                 Office, Powell, Goldstein, Frazer & Murphy (1981-1993); Director,
                                                                 Overseas Private Investment Corporation (1996-2001).
2
Laurence D. Fink*                    Trustee, President and      Director, Chairman and Chief Executive Officer of BlackRock, Inc.
BlackRock, Inc.                      Treasurer                   since its formation in 1998 and of BlackRock, Inc.'s predecessor
40 E. 52nd Street                                                entities since 1988; Chairman of the Management Committee and
New York, NY 10022                                               Co-chair of the Investment Strategy Group of BlackRock, Inc.;
Age: 48                                                          formerly, Managing Director of the First Boston Corporation, Member
                                                                 of its Management Committee, Co-head of its Taxable Fixed Income
                                                                 Division and Head of its Mortgage and Real Estate Products Group;
                                                                 currently, Chairman of the Board and Director of BlackRock's closed-end funds; Chairman of the Board and Director of Anthracite
                                                                 Capital, Inc.; Director of BlackRock's offshore funds and
                                                                 alternative investment vehicles and Chairman of the Board of Nomura
                                                                 BlackRock Asset Management Co., Ltd.; Vice Chairman of the Board of
                                                                 Trustee of Mount Sinai-New York University Medical Center and
                                                                 Health System and a Member of the Board of Phoenix House.

3
                                      -27-
4
5

                                      Position                    Principal Occupation
Name and Address                      with Fund                   During Past Five Years
----------------                      ---------                   ----------------------
Robert M. Hernandez                   Trustee, Vice Chairman      Director since 1991, Vice Chairman and Chief Financial
USX Corporation                       and Chairman of the         Officer since 1994, Executive Vice President -Accounting
600 Grant Street                      Nominating Committee        and Finance and Chief Financial Officer from 1991 to 1994,
6105 USX Tower                                                    USX Corporation (a diversified company principally engaged
Pittsburgh, PA 15219                                              in energy and steel businesses); Director and Chairman of
Age: 57                                                           the Executive Committee, ACE Limited (insurance company);
                                                                  Director and Chairman of the Board, RTI International
                                                                  Metals, Inc., Chairman, Director and Member of the
                                                                  Investment Committee of United States Steel and Carnegie
                                                                  Pension Fund.
6
Dr. Judith Rodin                      Trustee                     President, Professor of Psychology (School of Arts and
President                                                         Sciences), and Professor of Medicine (School of Medicine),
University of Pennsylvania                                        University of Pennsylvania (1994-present); Provost
Office of the President                                           (1992-1994), Dean of Graduate School of Arts and Sciences
100 College Hall                                                  (1991-1992), and Chair of Psychology Department
Philadelphia, PA 19104-6380                                       (1989-1991), Yale University; Director, Aetna Corporation;
Age: 57                                                           Director, AMR Corporation; Director, Electronic Data
                                                                  Systems Corporation.
7
David R. Wilmerding, Jr.              Trustee and Chairman of     Chairman, Wilmerding & Associates, Inc. (investment
Rosemont Business Campus              the Board                   advisers) since February 1989; Director, Beaver Management
Building One, Suite 100                                           Corporation (land management corporation); Managing
919 Conestoga Road                                                General Partner, Chestnut Street Exchange Fund; Director,
Rosemont, PA 19010                                                Independence Square Income Securities, Inc.; Director
Age: 66                                                           Emeritus, The Mutual Fire, Marine and Inland Insurance
                                                                  Company.
8
Anne Ackerley                         Assistant Secretary         Managing Director, BlackRock Advisors, Inc. since
BlackRock, Inc.                                                   September 2000; First Vice President and Operating
40 E. 52nd Street                                                 Officer, Mergers and Acquisitions Group (1997-2000), First
New York, NY 10022                                                Vice President and Operating Officer, Public Finance Group
Age: 40                                                           (1995-1997), and First Vice President, Emerging Markets
                                                                  Fixed Income Research (1994-1995), Merrill Lynch & Co.

9
                                      -28-
0
1

                             Position                    Principal Occupation
Name and Address             with Fund                   During Past Five Years
----------------             ---------                   ----------------------
Ellen L. Corson              Assistant Treasurer         Vice President and Director of Mutual
PFPC Inc.                                                Fund Accounting and Administration, PFPC
103 Bellevue Parkway                                     Inc. since November 1997; Assistant Vice
Wilmington, DE 19809                                     President, PFPC Inc. from March 1997 to
Age: 37                                                  November 1997; Senior Accounting
                                                         Officer, PFPC Inc. from March 1993 to
                                                         March 1997.
2
Brian P. Kindelan            Secretary                   Director and Senior Counsel (since
BlackRock Advisors, Inc.                                 January 2001), and Vice President and
100 Bellevue Parkway                                     Senior Counsel (1998-2000), BlackRock
Wilmington, DE 19809                                     Advisors, Inc.; Senior Counsel, PNC Bank
Age: 42                                                  Corp. from May 1995 to April 1998;
                                                         Associate, Stradley, Ronon, Stevens &
                                                         Young, LLP from March 1990 to May 1995.

3
         The Fund pays trustees who are not affiliated with BlackRock Advisors, Inc. ("BlackRock") or BlackRock Distributors, Inc. ("BDI" or "Distributor") $20,000 annually ($30,000 annually in the event that the assets of the Fund exceed $40 billion) and $350 per Portfolio for each full in-person meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Fund an additional $10,000 and $5,000 per year, respectively, for their services in such capacities. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate when such trustee reaches 72 years of age. No officer, director or employee of BlackRock, any of the Fund's other advisers or sub-advisers, PFPC Inc. ("PFPC"), or PNC Bank, National Association ("PNC Bank" or the "Custodian") or BlackRock Inc. currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of each investment portfolio of the Fund.
4
         The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 2001:
5
                                      -29-
6
7

                                                                                                        Total
                                                               Pension or                           Compensation
                                                               Retirement         Estimated        from Registrant
                                           Aggregate            Benefits            Annual             and Fund
                                         Compensation          Accrued as          Benefits           Complex/1/
                                             from             Part of Fund           upon              Paid to
                                          Registrant            Expenses          Retirement           Trustees
                                          ----------            --------          ----------           --------
David R. Wilmerding, Jr.,                  $88,800                N/A                N/A            (2)/2/ $98,800
Chairman of the Board
8
Robert M. Hernandez,                       $82,550                N/A                N/A            (1)/2/ $82,550
Vice Chairman of the Board
9
William O. Albertini, Trustee              $78,800                N/A                N/A            (1)/2/ $78,800
0
Raymond J. Clark, Trustee                  $78,800                N/A                N/A            (1)/2/ $78,800
1
Stuart E. Eizenstat, Trustee               $39,400                N/A                N/A            (1)/2/ $39,400
2
Dr. Judith Rodin, Trustee                  $39,400                N/A                N/A            (1)/2/ $39,400

3
------------
4
/1./ A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.
5
/2./ Total number of investment company boards trustees served on within the
     Fund Complex.
6
7
     Shareholder and Trustee Liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.
8
     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment
9
                                      -30-
0
1
or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.
2
                      INVESTMENT ADVISORY, ADMINISTRATION,
                      DISTRIBUTION AND SERVICE ARRANGEMENTS
3
         Advisory Agreement. The advisory services provided by BlackRock, an indirect majority-owned subsidiary of PNC Bank Corp., and the fees received by it for such services are described in the Prospectus. As stated in the Prospectus, BlackRock may from time to time voluntarily waive its advisory fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses.
4
         BlackRock renders advisory services to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Contract"). Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract is terminable as to a Portfolio by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio involved, at any time without penalty, on 60 days' written notice to BlackRock. BlackRock may also terminate its advisory relationship with respect to either Portfolio on 60 days' written notice to the Fund. The Advisory Contract terminates automatically in the event of its assignment.
5
         For its investment advisory services to the Portfolio, the Adviser is entitled to a fee, computed daily for each Portfolio and payable monthly, at the annual rate of .20% of each Portfolio's average daily net assets. From time to time, the Adviser may waive some or all of its advisory fee from a Portfolio.
6
         For the period from October 1, 2000 to September 30, 2001, BlackRock Strategic Portfolio I paid no advisory fees to BlackRock, and BlackRock waived $62,502 in expenses.
7
         For the period from October 1, 1999 to September 30, 2000, BlackRock Strategic Portfolio I paid no advisory fees to BlackRock, and BlackRock waived $32,365 in expenses.
8
         For the period from October 1, 1998 to September 30, 1999, BlackRock Strategic Portfolio I paid $33 advisory fees to BlackRock, and BlackRock waived $19,610 in expenses.
9
0
                                      -31-
1
2
     Administration Agreement. The Fund has entered into an Administration Agreement with BAI, whose principal business offices are located at 100 Bellevue Parkway, Wilmington, DE 19809, and PFPC (the "Administration Agreement"). PFPC, whose principal business offices are located at 400 Bellevue Parkway, Wilmington, DE 19809, has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; provide information and distribute written communications to shareholders; handle shareholder problems and calls; research issues raised by financial intermediaries relating to investments in the Portfolio's shares; review and provide advice with respect to communications for the Portfolio's shares; monitor the investor programs that are offered in connection with a Portfolio's shares; provide oversight and related support services that are intended to ensure the delivery of quality service to the holders of the Portfolio's shares; and provide certain other services required by the Fund.
3
     BAI is responsible for: the supervision and coordination of the performance of the Fund's service providers; the negotiation of service contracts and arrangements between the Fund and its service providers; acting as liaison between the trustees of the Fund and the Fund's service providers; and providing ongoing business management and support services in connection with the Fund's operations. Pursuant to the terms of the Administration Agreement, BAI has delegated certain of its duties thereunder to BDI.
4
     As compensation for these services, BAI and PFPC (collectively, the "Administrators") are entitled to receive a combined fee, computed daily and payable monthly, at the maximum annual aggregate rate of .23% of the first $500 million of the Portfolio's average daily net assets, .21% of the next $500 million of the Portfolio's average daily net assets, and .19% of the Portfolio's average daily net assets in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio and may voluntarily reimburse the Portfolio for expenses.
5
     The Administration Agreement provides that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Administration Agreement.
6
     For the period from October 1, 2000 to September 30, 2001, BlackRock Strategic Portfolio I paid $31,615 in administrative fees to the Administrators, and the Administrators waived $40,262 in fees.
7
     For the period from October 1, 1999 through September 30, 2000, BlackRock Strategic Portfolio I paid $1,743 in administrative fees to the Administrators, and the Administrators waived $2,304 in fees.
8
                                      -32-
9
0
         For the period from October 1, 1998 to September 30, 1999, BlackRock Strategic Portfolio I paid $1,203 in administrative fees to the Administrators, and the Administrators waived $16,386 in fees.
1
         Custodian and Transfer Agency Agreements. PFPC Trust Company ("PTC"), an affiliate of PNC Bank, whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for the Portfolio.
2
         For its services to the Fund under the Custodian Agreement, PTC is entitled to receive a fee which is calculated based upon each Portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PTC is also entitled to out-of-pocket expenses and certain transaction charges.
3
         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Portfolio under the Transfer Agency Agreement, PFPC is entitled to receive fees at the annual rate of .03% of the average net asset value of outstanding shares in each Portfolio, plus per account fees and disbursements.
4
         Distributor. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.
5
                                      -33-
6
7
         The Fund has adopted an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of its Institutional Shares. The Plan was approved by a majority of (i) the trustees of the Fund and (ii) the trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Rule 12b-1 Trustees").
8
         The Fund is not required or permitted under the Plan to make distribution payments with respect to its Institutional Shares. However, the Plan permits BDI, BlackRock, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, BlackRock, and their affiliates may pay financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional Payments") may take the form of "due diligence" payments for a dealer's examination of a Portfolio and payments for providing extra employee training and information relating to a Portfolio; "listing" fees for the placement of a Portfolio on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, BAI and their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services. The Additional Payments made by the Distributor, BAI and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, BAI and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BAI and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.
9
         The Plan will continue from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Portfolio at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of a Portfolio. The Plan may not be amended materially without the approval of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for that purpose. Any modification to the Plan which would materially increase the costs borne by a Portfolio for distribution purposes pursuant to the Plan must also be submitted to the stockholders of a Portfolio for approval. In addition, while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.
0
                                      -34-
1
2
         Code of Ethics. The Fund, BlackRock, BFM, BIL, BIMC and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolio.
3
                             PORTFOLIO TRANSACTIONS
4
         The Adviser is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Portfolio invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Portfolio may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.
5
         The Adviser's primary considerations in selecting the manner of executing securities transactions for the Portfolio will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.
6
         The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Portfolio without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Adviser, and does not reduce the Adviser's normal research activities in rendering investment advice under the Advisory Contract. It is possible that the Adviser's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.
7
         One or more of the other accounts which the Adviser manages may own from time to time the same investments as the Portfolio. Investment decisions for the Portfolio are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position
8
                                      -35-
9
0
obtainable for the Portfolio. In other cases, however, the ability of the Portfolio to participate in volume transactions may produce better execution for the Portfolio.
1
         Portfolio Turnover Rates. The Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Adviser expects to allocate a portion of its separate account clients' portfolios to the Portfolio when it believes that the securities in which the Portfolio invest present favorable risk-reward characteristics. During other periods, investments by the separate accounts in the Portfolio may be redeemed. This activity may produce higher than normal portfolio turnover which may result in increased transaction costs to the Portfolio. As of the date of this Statement of Additional Information, under normal market conditions the annual portfolio turnover rate of each Portfolio is not expected to exceed 400%.
2
         It is expected that under normal market conditions the annual portfolio turnover rate of the Portfolio will not exceed 400%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rate, actual turnover may be higher or lower. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities.
3
         The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.
4
         The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.
5
         For the period from October 1, 2000 to September 30, 2001, BlackRock Strategic Portfolio I paid no brokerage commissions. For that period, BlackRock Strategic Portfolio I had a portfolio turnover rate of 189%.
6
         For the period from October 1, 1999 to September 30, 2000, BlackRock Strategic Portfolio I paid no brokerage commissions. For that period, BlackRock Strategic Portfolio I had a portfolio turnover rate of 164%.
7
         For the period from October 1, 1998 to September 30, 1999, BlackRock Strategic Portfolio I paid no brokerage commissions. For that period, BlackRock Strategic Portfolio I had a portfolio turnover rate of 78%.
8
                                      -36-
9
0
1
                       PURCHASE AND REDEMPTION INFORMATION
2
         Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset values. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.
3
         Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)
4
         In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time. The Fund reserves the express right to redeem shares of the Portfolio involuntarily at any time if the Fund's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.
5
                        VALUATION OF PORTFOLIO SECURITIES
6
         Expenses. Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to BlackRock and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, fees and expenses in registering the Portfolio and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports,
7
                                      -37-
8
9
shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by the Adviser or the Portfolio's service providers under their agreements for the Portfolio. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.
0
         The expense ratios of the Portfolio can be expected to be higher than those of portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, including higher investment research costs, higher foreign custody costs, higher commission costs and additional costs arising from delays in settlements of transactions involving foreign securities.
1
         Valuation. Valuation of securities held by the Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the Adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the Adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.
2
         Certain of the securities acquired by the Portfolio may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolio's net asset values are not calculated. In such cases, the net asset value of a Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.
3
         In determining the approximate market value of portfolio investments, pricing services used by the Fund may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value.
4
                                      -38-
5
6
                             PERFORMANCE INFORMATION
7
         Performance information for shares of the Portfolio may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its shares are reinvested in shares.
8
         A Portfolio's yield is computed by dividing the Portfolio's net income per share during a 30-day (or one month) period by the net asset value per share on the last day of the period and analyzing the result on a semi-annual basis.
9
         Performance quotations represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged directly to the customer accounts of the Adviser in connection with investments in a Portfolio will not be included in the Portfolio's performance calculations.
0
         Total Return. For purposes of quoting and comparing the performance of shares of the Portfolio to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:
1
                         T = [(ERV)/1/n/ - 1]
                               ---
                                P
2
             Where: T =  average annual total return.
3
                    ERV  =   ending redeemable value at the end of the period
                             covered by the computation of a hypothetical $1,000
                             payment made at the beginning of the period.
4
                    P    =   hypothetical initial payment of $1,000.
5
                    n    =   period covered by the computation, expressed in
                             terms of years.
6
         Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.
7
                                      -39-
8
9
Based on the foregoing, the total return for BlackRock Strategic Portfolio I was as follows:
0

     -------------------------------------------------------------------------------------------------------------
1
     =============================================================================================================
                                             Average Annual Total Return
     =============================================================================================================
             For One Year Period                 For Three Year Period         From Commencement of Operations
               Ended 9/30/01/(1)/                   Ended 9/30/01/(1)/                 to 9/30/01/(1)/
                   15.51%                               8.47%                              9.09%
     =============================================================================================================

2
____________________________
3
     /(1)/ BlackRock Strategic Portfolio I commenced operations on October 6, 1997.
4
           A Portfolio may also from time to time include in advertisements, sales literature and communications to shareholders, and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Portfolio's shares with other performance measures. For example, in comparing the total return of a Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Salomon Broad Investment Grade Index, as appropriate, a Portfolio may calculate the aggregate total return for its shares for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in the Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.
5
           In addition to average annual total returns, a Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.
6
           Yield. Each Portfolio may advertise the yield on its shares. Under the rules of the SEC, a Portfolio must calculate yield using the following formula:
7
                        YIELD = 2[( a-b +1 )/6/ -1]
                                 [( ---    )      ]
                                 [( cd     )      ]
8
Where:          a   =   dividends and interest earned during  the period.
9
                b   =   expenses accrued for the period (net of reimbursements).
0
                                      -40-
1
2
                c   =   the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.
3
                d   =   the maximum offering price per share on the last day of
                        the period.
4
         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by each Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by a Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.
5
         With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.
6
         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.
7
         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.
8
         Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of shares of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.
9
     Miscellaneous. Performance information for the Portfolio assumes the reinvestment of dividends and distributions. Performance information may reflect fee waivers that subsidize and
0
                                      -41-
1
2
reduce the total operating expenses of a Portfolio. In these cases, the Portfolio's returns would be lower if there were not such waivers.
3
         Yield on shares of a Portfolio will fluctuate daily and does not provide a basis for determining future yield. Because yield will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by the Adviser on its customer accounts are not reflected in the calculations of total returns or yields for the Portfolio.
4
         As stated above, the Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Portfolio are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Portfolio, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of BlackRock as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.
5
                                      TAXES
6
         The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors may wish to consult their tax advisers with specific reference to their own tax situation.
7
         The Portfolio has elected to be taxed, and each intends to qualify annually, as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as
8
                                      -42-
9
0
amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income (i.e.,
                                                                          ---
its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (i.e.,
                                                                          ---
the excess of its net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its net investment income and (b) 90% of its net tax-exempt interest income, if any (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of net investment income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.
1
         In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement").
2
         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.
3
         Distributions of net investment income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any taxable distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.
4
         The Portfolio intends to distribute to shareholders all of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.
5
         Distributions by a Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.
6
                                      -43-
7
8
     It is expected that distributions from the Portfolio will generally not qualify for the "dividends received deduction" for corporate shareholders. In addition, it is expected that dividends and certain interest income earned by the Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. If more than 50% of the value of a Portfolio's total assets at the close of the taxable year in question consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If this election were made, the amount of such foreign taxes paid by the Portfolio would be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and subject to applicable limitations each shareholder generally would be entitled either (a) to credit a proportionate amount of such taxes against U.S. Federal income tax liabilities, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. income. It is uncertain whether either Portfolio will meet the test stated above necessary to make this tax election. In certain circumstances, a shareholder that (i) has held shares of a Portfolio for less than a specified minimum period during which it is not protected from risk of loss, (ii) is obligated to make payments related to the dividends, or (iii) holds the shares in arrangements in which such shareholder's expected economic profit, after foreign taxes, is insubstantial, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. A Portfolio must also meet this holding period requirement with respect to its foreign securities in order to flow through "creditable" taxes.
9
     If the Portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), such Portfolio may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. If the Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).
0
     A shareholder will recognize gain or loss on the sale, exchange or redemption of the Portfolio's shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of a Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.
1
                                      -44-
2
3
         Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 38.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains of individuals are taxed at a maximum rate of 20% with respect to capital assets held for more than one year and 18% with respect to capital assets held for more than five years that have a holding period beginning after December 31, 2000. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.
4
         The Portfolio may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.
5
         The Portfolio may make investments in zero coupon bonds having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price). Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution. Any such income would be treated as income earned by a Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed below). As a result, such Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.
6
         If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Portfolio's current or accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.
7
         Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the
8
                                      -45-
9
0
Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.
1
         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.
2
         The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."
3
         Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Portfolio each year.
4
         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio and capital gain dividends. If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of a Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.
5
         The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
6
         Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or
7
                                      -46-
8
9
independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.
0
                    ADDITIONAL INFORMATION CONCERNING SHARES
1
     Each share of a Portfolio has a par value of $.001, represents a pro rata interest in that Portfolio with each other share of the same class and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by investment portfolio or class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act).
2
     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of Portfolio or class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.
3
     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund will be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.
4
     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.
5
                                      -47-
6
7
     The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund.
8
     The Fund's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.
9
                                  MISCELLANEOUS
0
     Counsel. The law firm of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, serves as the Fund's counsel.
1
     Independent Accountants. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.
2
     Shareholder Ownership. The name, address and percentage ownership of each person that on January 10, 2002 owned of record or beneficially 5% or more of BlackRock Strategic Portfolio I is as follows: Alltel Fixed Income Portfolio, c/o BlackRock Financial Management, Attn: Kenneth A. Boog, 101 East 52/nd/ Street, 7/th/ Floor, New York, NY 10022, 32.60%; Federated Dept. Stores, c/o BlackRock Financial Management, Attn: Kenneth A. Boog, 101 East 52/nd/ Street, 7/th/ Floor, New York, NY 10022, 23.73%; Ball Corporation, Salaried Pension Plan, c/o BlackRock Financial Management, Attn: Kenneth A. Boog, 101 East 52/nd/ Street, 7/th/ Floor, New York, NY 10022, 10.77%; Ametek Inc., c/o BlackRock Financial Management, Attn: Kenneth A. Boog, 101 East 52/nd/ Street, 7/th/ Floor, New York, NY 10022, 7.32%; and Michigan Catholic Conference, c/o BlackRock Financial Management, Attn: Kenneth A. Boog , 101 East 52/nd/ Street, 7/th/ Floor, New York, NY 10022, 5.36%.
3
     On January 10, 2002, PNC Bank held of record approximately 76.327% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act.
4
                                      -48-
5
6
PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc., a publicly-held bank holding company.
7
     Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BlackRock, BAI, PFPC and PNC Bank are subject to such banking laws and regulations.
8
     BlackRock, BAI, PFPC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would be subject to shareholder approval.
9
     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" means, with respect to the approval of a Portfolio's investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of that Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio.
0
                              FINANCIAL STATEMENTS
1
     The audited financial statements for BlackRock Strategic Portfolio I contained in its Annual Report to Shareholders for the period ended September 30, 2001 (the "2001 Annual Report") are incorporated by reference in this Statement of Additional Information. No other parts of the 2001 Annual Report are incorporated by reference herein. The financial statements included in the 2001 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies
2
                                      -49-
3
4
of the Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.
5
                              SHAREHOLDER INQUIRIES
6
     Shareholder inquiries may be directed to BlackRock at 212-754-5560.
7
                                      -50-
8
9
                                   APPENDIX A
0
Commercial Paper Ratings
------------------------
1
          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the highest rating category used by Standard and Poor's for commercial paper:
2
          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."
3
          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the highest rating category used by Moody's for commercial paper:
4
          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.
5
          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the highest rating category used by Fitch for short-term obligations:
6
          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
7
          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."
8
          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.
9
          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the highest rating used by Thomson
BankWatch:
0
          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.
1
2
          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the highest rating category used by IBCA for short-term debt ratings:
3
          "A1+" - Obligations possess a particularly strong credit feature and are supported by the highest capacity for timely repayment.
4
          "A1" - Obligations are supported by the highest capacity for timely repayment.
5
Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------
6
          The following summarizes the "investment grade" ratings used by Standard & Poor's for corporate and municipal debt:
7
          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
8
          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
9
          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
0
          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
1
          PLUS (+) OR MINUS (-) - The ratings from "AA" through "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
2
          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
3
     The following summarizes the "investment grade" ratings used by Moody's for corporate and municipal long-term debt:
4
                                      A-2
5
6
          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
7
          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
8
          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
9
          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
0
          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
1
          (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.
2
          Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1 and Baa1.
3
          The following summarizes the "investment grade" long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:
4
          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
5
          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
6
                                      A-3
7
8
          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
9
          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.
0
          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.
1
          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:
2
          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
3
          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
4
          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
5
          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
6
          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.
7
          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the "investment grade" rating categories used by IBCA for long-term debt ratings:
8
                                      A-4
9
0
          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.
1
          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.
2
          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.
3
          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.
4
          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.
5
          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the "investment grade" rating categories used by Thomson BankWatch for long-term debt ratings:
6
          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.
7
          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.
8
          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
9
          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
0
                                      A-5
1
2
          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.
3
Municipal Note Ratings
----------------------
4
          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the highest rating used by Standard & Poor's Ratings Group for municipal notes:
5
          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.
6
          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the highest rating by Moody's Investors Service, Inc. for short-term notes:
7
          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
8
          Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.
9
                                      A-6
0
1
                                   APPENDIX B
2
     Certain Portfolios of the Fund may enter into futures transactions. These transactions are described in this Appendix.
3
Futures Contracts
-----------------
4
     If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any foreign government fixed-income security, on various currencies and on such indices of U.S. and foreign securities as may exist or come into existence.
5
     A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the foreign currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.
6
     Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.
7
Margin
------
8
     If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.
9
0
     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.
1
     The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.
2
Options on Futures Contracts
----------------------------
3
     A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.
4
     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.
5
Limitations on Futures Contracts and Options on Futures Contracts
-----------------------------------------------------------------
6
     A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of a Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has
7
                                      B-2
8
9
entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a bona fide hedge position.
0
Risks of Transactions in Futures Contracts and Options on Futures Contracts
---------------------------------------------------------------------------
1
     The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio's Advisor may still not result in a successful hedging transaction.
2
     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.
3
     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.
4
                                      B-3
5
6
     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.
7
     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.
8
     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.
9
     If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.
0
     In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.
1
                                      B-4
2
3
Accounting Treatment
--------------------
4
     Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.
5
                                      B-5
6
7
                                    Small Cap
8
                                   Core Equity
9
                                    Portfolio
                                 ---------------
                                 INVESTOR SHARES
0
BlackRock Funds/SM/ is a mutual fund family with 43 investment portfolios. BlackRock Funds are sold principally through licensed investment professionals. 1
2
PROSPECTUS
3
January 28, 2002
4
[LOGO] BLACKROCK FUNDS
5
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
6
-----------------------------
NOT FDIC-   May lose value
INSURED     No bank guarantee
-----------------------------
7
8
Table of
Contents
9
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0
                     How to find the information you need
1

How to find the information you need........................................   1
Small Cap Core Equity Portfolio.............................................   2
2
                             About Your Investment
How to Buy/Sell Shares......................................................   7
Dividends/Distributions/Taxes...............................................  18
Services for Shareholders...................................................  20

3
4
5
How to Find the
Information You Need
About BlackRock Funds
6
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7
8
This is the BlackRock Small Cap Core Equity Portfolio Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).
9
If you have questions after reading the prospectus, ask your registered representative for help. Your investment professional has been trained to help you decide which investments are right for you.
0
                                                                             1
1
2
             BlackRock
[LOGO]       Small Cap Core Equity
             Portfolio
3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4
5
  IMPORTANT DEFINITIONS
6
 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).
7
 Fundamental Analysis: A
 method of stock market
 analysis that
 concentrates on
 "fundamental"
 information about the
 company (such as its
 income statement,
 balance sheet, earnings
 and sales history,
 products and
 management) to attempt
 to forecast future
 stock value.
8
9
 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 small cap, referring to the
 type of securities the
 manager will choose
 for this fund.
0
Investment Goal
The fund seeks long-term capital appreciation.
1
Primary Investment Strategies
In pursuit of this goal, the fund manager uses the
Russell 2000 Index as a benchmark and seeks to invest in stocks and market sectors in a similar proportion to that index. The fund manager may also invest in stocks outside the index which meet the manager's investment criteria. The manager seeks to own securities in all sectors, but can overweight and underweight securities within sectors as the manager identifies market opportunities. The fund normally invests 80% of its net assets in the equity securities of U.S. small capitalization companies. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.
2
The fund manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The manager initially screens for stocks from a market universe of companies with market capitalization above $100 million but below $2.5 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.
3
The fund will generally sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.
4
It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
5
As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.
6
2
7
8
The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.
9
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
0
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
1
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
2
3
Key Risks
The main risk of any investment in stocks is that values fluctuate in price.
The value of your investment can go up or down depending upon market conditions, which means you could lose money.
4
5
The companies in which the fund may invest have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. It is more difficult to get information on smaller companies, which tend to be less well known, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies. Transaction costs in smaller company stocks may also be higher than those of larger companies.
6
  IMPORTANT DEFINITIONS
7
8
 Small Capitalization
 Companies: The fund
 defines these companies
 as those with market
 capitalizations equal
 to those within the
 universe of the Russell
 2000 Index stocks.
 Capitalization refers
 to the market value of
 the company and is
 calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.
9
                                                                             3
0
1
Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding larger capitalization company stocks may out perform this fund.
2
While the fund manager chooses stocks he believes have above average earnings growth potential or are undervalued, there is no guarantee that the shares will increase in value.
3
The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.
4
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
5
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.
6
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
7
Expenses and Fees
The tables on the next page explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund.
8
4
9
0
Shareholder Fees (Fees paid directly from your investment)
1

                               A Shares B Shares C Shares
Maximum Sales Charge (Load)
 Imposed on Purchases*           5.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge (Load)                   0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for
    Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 11 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.
2
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
3

                       A Shares       B Shares       C Shares
Advisory Fees           1.00%          1.00%          1.00%
Distribution
 (12b-1) fees           0.10%          0.75%          0.75%
Other
 expenses/1/            0.77%          0.77%          0.77%
  Service fees   0.25%          0.25%          0.25%
  Processing
   fees          0.15%          0.15%          0.15%
  Other          0.37%          0.37%          0.37%
Total annual
 fund operating
 expenses               1.87%          2.52%          2.52%
Fee waivers and
 expense
 reimbursements*        0.10%             0%             0%
Net Expenses*           1.77%          2.52%          2.52%

4
 * BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.77% (for Investor A Shares) and 2.52% (for Investor B and C Shares) of average daily net assets until February 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on pages 17 and 18 for a discussion of these waivers and reimbursements.
5
 /1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.
6
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
7

                 1 Year 3 Years
A Shares*         $671  $1,049
B Shares**
   Redemption     $705  $1,135
B Shares
   No Redemption  $255  $  785
C Shares**
   Redemption     $355  $  785
C Shares
   No Redemption  $255  $  785

8
  * Reflects imposition of sales charge.
 ** Reflects deduction of CDSC.
  IMPORTANT DEFINITIONS
9
0
 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.
1
 Distribution Fees: A
 method of charging
 distribution-related
 expenses against fund
 assets.
2
 Other Expenses: Include
 administration,
 transfer agency,
 custody, professional
 fees and registration
 fees.
3
 Service Fees: Fees that
 are paid to service
 organizations that provide
 shareholder account service
 and maintenance.
4
                                                                             5
5
6
As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.
7
This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose?
It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.
8
Fund Management
9
The manager of the fund is Wayne J. Archambo, Managing Director of BlackRock Advisors, Inc. (BlackRock) since 2002. Before joining BlackRock, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. He has been the fund's manager since the fund's inception
0
1
6
2
3
[LOGO]       About Your Investment
4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5
            Buying Shares from a Registered Investment Professional
6
BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you.
7
As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.
8
Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the prospectus and have a discussion with your registered representative about the details of your investment.
9
--------------------------------------------------------------------------------
0
                       What Price Per Share Will You Pay?
1
The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10. When you buy Investor Shares you pay the NAV/share plus the sales charge if you are purchasing Investor A Shares.
2
The fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.
3
Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.
4
PFPC, the Company's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it
5
6
7
                                                                             7
8
9
0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1
                           to the transfer agent with your check. Please call
                           (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time))
                           on each day the NYSE is open will be priced based
                           on the NAV calculated at the close of trading on
                           that day plus any applicable sales charge. NAV is calculated separately for each class of shares of the fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The foreign securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund
                           shares cannot be bought or sold.
2
                           When you place a purchase order, you need to
                           specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.
3
--------------------------------------------------------------------------------
4
        When Must You Pay? Payment for an order must be made by your registered representative in Federal funds or other immediately available funds by 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative will be responsible for any loss to the fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are purchasing must accompany a purchase application. The Company does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call PFPC at (800) 441-7762 before doing so to confirm the wiring instructions.
5
--------------------------------------------------------------------------------
6
           How Much is the The minimum investment for the initial purchase of Minimum Investment? Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments
                           through a savings or checking account. Your
                           investment professional can
7
8
8
9
0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1
advise you on how to begin an Automatic Investment Plan. The Company won't accept a purchase order of $1 million or more for Investor B or Investor C Shares. The Company may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.
2
--------------------------------------------------------------------------------
3
                    Which Pricing Option Should You Choose?
BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this prospectus, you can choose from Investor A, B, or C Shares.
4
A Shares (Front-End Load)
 . One time sales charge paid at time of purchase
 . Lower ongoing distribution fees
 . Free exchange with other A Shares in BlackRock Funds family
 . Advantage: Makes sense for investors who have long-term investment horizon because ongoing distribution fees are less than for other Investor Share classes.
 . Disadvantage: You pay sales charge up-front, and therefore you start off owning fewer shares.
5
B Shares (Back-End Load)
 . No front-end sales charge when you buy shares
 . You pay sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.5%.
 . Higher ongoing distribution fees than A Shares
 . Free exchange with other B Shares in BlackRock Funds family
 . Automatically convert to A Shares eight years from purchase
 . Advantage: No up-front sales charge so you start off owning more shares.
 . Disadvantage: You pay higher ongoing distribution fees than on A Shares each year you own shares, which means that you can expect lower total performance per share.
6
C Shares (Level Load)
 . No front-end sales charge when you buy shares
 . Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
 . Higher ongoing distribution fees than A Shares
7
8
                                                                             9
9
0
1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2
                           . Free exchange with other C Shares in BlackRock
                             Funds family
                           . Advantage: No up-front sales charge so you start
                             off owning more shares. These shares may make
                             sense for investors who have a shorter investment horizon relative to A or B Shares.
                           . Disadvantage: You pay higher ongoing distribution
                             fees than on A shares each year you own shares, which means that you can expect lower total performance per share. Shares do not convert to
                             A Shares.
3
                           Investor B Shares received through the reinvestment of dividends and distributions convert to A Shares
                           8 years after the reinvestment or at the same time
                           as the conversion of the investor's most recently purchased B Shares that were not received through reinvestment (whichever is earlier).
4
--------------------------------------------------------------------------------
5
    How Much is the Sales  The table below shows the schedule of front-end
                  Charge? sales charges that you may pay if you buy and sell Investor A, B and C Shares of the fund.
6
10
7
8
9
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0
                         Purchase of Investor A Shares
The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge.
1
2

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $50,000        5.00%           5.26%
  $50,000 but less than
   $100,000                4.75%           4.99%
  $100,000 but less than
   $250,000                4.50%           4.71%
  $250,000 but less than
   $500,000                3.50%           3.83%
  $500,000 but less than
   $1,000,000              2.50%           2.56%
  $1 million or more       0.00%           0.00%

 * There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a CDSC of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.
3
--------------------------------------------------------------------------------
4
                         Purchase of Investor B Shares
Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the offering price or the net asset value of the B Shares on the redemption date (whichever is less). The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption.
5

                                         CONTINGENT DEFERRED
                                         SALES CHARGE (AS %
                                         OF DOLLAR AMOUNT
  NUMBER OF YEARS                        SUBJECT TO THE
  ELAPSED SINCE PURCHASE                 CHARGE)
  Up to one year                         4.50%
  More than one but less than two years  4.00%
  More than two but less than three
   years                                 3.50%
  More than three but less than four
   years                                 3.00%
  More than four but less than five
   years                                 2.00%
  More than five but less than six
   years                                 1.00%
  More than six years                    0.00%

6
--------------------------------------------------------------------------------
7
                         Purchase of Investor C Shares
Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The 1.00% is based on the offering price or the net asset value of the C Shares on the redemption date (whichever is less). There is no CDSC on C Shares redeemed after 12 months.
8
9
                                                                             11
0
1
2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3
4
                           When an investor redeems Investor B Shares or
                           Investor C Shares, the redemption order is
                           processed so that the lowest CDSC is charged.
                           Investor B Shares and Investor C Shares that are
                           not subject to the CDSC are redeemed first. After
                           that, the Company redeems the Shares that have been
                           held the longest.
5
--------------------------------------------------------------------------------
6
   Can the Sales Charge be There are several ways in which the sales charge can
    Reduced or Eliminated? be reduced or eliminated. Purchases of Investor A
                           Shares at certain fixed dollar levels, known as
                           "breakpoints," cause a reduction in the front-end
                           sale charge. The CDSC on Investor B Shares can be
                           reduced depending on how long you own the shares.
                           (Schedules of these reductions are listed above in
                           the "Purchase of Investor A Shares" and "Purchase
                           of Investor B Shares" sections.) Purchases by
                           certain individuals and groups may be combined in
                           determining the sales charge on Investor A Shares.
                           The following are also ways the sales charge can be
                           reduced or eliminated.
7
--------------------------------------------------------------------------------
8
     Right of Accumulation Investors have a "right of accumulation" under which
       (Investor A Shares) the current value of an investor's existing
                           Investor A Shares in any fund that is subject to a
                           front-end sales charge, or the total amount of an
                           initial investment in such shares less redemptions
                           (whichever is greater), may be combined with the
                           amount of the current purchase in the same fund in
                           determining the amount of the sales charge. In
                           order to use this right, the investor must alert
                           the Company's transfer agent, PFPC, of the
                           existence of previously purchased shares.
9
--------------------------------------------------------------------------------
0
          Letter of Intent An investor may qualify for a reduced front-end (Investor A Shares) sales charge immediately by signing a "Letter of
                           Intent" stating the investor's intention to buy a
                           specified amount of Investor A Shares within the
                           next 13 months that would, if bought all at once,
                           qualify the investor for a reduced sales charge.
                           The Letter of Intent may be signed anytime within
                           90 days after the first investment to be covered by
                           the letter. The initial investment must meet the
                           minimum initial purchase requirement and represent
                           at least 5% of the total intended purchase. The
                           investor must tell PFPC that later purchases are
                           subject to the
1
12
2
3
4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5
Letter of Intent. During the term of the Letter of Intent, PFPC will hold Investor A Shares representing 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of the total purchase indicated in the letter. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days,
PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.
6
--------------------------------------------------------------------------------
7
             Reinstatement Privilege (Investor A Shares, Investor B
                         Shares and Investor C Shares)
8
Upon redemption of Investor Shares, a shareholder has a right, to be exercised once a year and within 60 days of the redemption, to reinvest the redemption proceeds in the SAME fund. Shares will be purchased at the new asset value (NAV) calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must be notified, in writing, by the shareholder of record or the registered representative of record. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.
9
--------------------------------------------------------------------------------
0
                     Quantity Discounts (Investor A Shares)
1
In addition to quantity discounts for individuals which we discussed above, there are ways for you to reduce the front-end sales charge by combining your order with the orders of certain members of your family and members of certain groups you may belong to. For more information on these discounts, please contact PFPC at (800) 441-7762 or see the SAI.
2
--------------------------------------------------------------------------------
3
                  Waiving the Sales Charge (Investor A Shares)
4
Certain investors, including some people associated with the Company and its service providers, may buy Investor A Shares without paying a sales charge. For more information on the waivers, please contact PFPC at (800) 441-7762 or see the SAI.
5
6
                                                                             13
7
8
9
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0
1
    Waiving the Contingent
     Deferred Sales Charge
  (Investor B and Investor The CDSC on Investor B and Investor C Shares is not
                 C Shares) charged in certain circumstances, including share exchanges (see page 20) and redemptions made in
                           connection with certain retirement plans and in
                           connection with certain shareholder services
                           offered by the Company. For more information on
                           these waivers, please contact PFPC at (800) 441-
                           7762 or see the SAI.
2
--------------------------------------------------------------------------------
3
  Distribution and Service The Company has adopted a plan under Rule 12b-1 of
                      Plan the Investment Company Act of 1940 (the Plan) that
                           allows the Company to pay distribution fees for the
                           sale of its shares and shareholder servicing and
                           processing fees for certain services provided to
                           its shareholders.
4
                           Under the Plan, Investor Shares pay a fee
                           (distribution fees) to BlackRock Distributors, Inc.
                           (the Distributor) or affiliates of PNC Bank for
                           distribution and sales support services. The
                           distribution fees may be used to pay the
                           Distributor for distribution services and to pay
                           the Distributor and PNC Bank affiliates for sales
                           support services provided in connection with the
                           sale of Investor Shares. The distribution fees may
                           also be used to pay brokers, dealers, financial
                           institutions and industry professionals (Service
                           Organizations) for sales support services and
                           related expenses. All Investor A Shares pay a
                           maximum distribution fee of .10% per year of the
                           average daily net asset value of the fund. All
                           Investor B and C Shares pay a maximum of .75% per
                           year. The Plan also allows the Distributor, PNC
                           Bank affiliates and other companies that receive
                           fees from the Company to make payments relating to
                           distribution and sales support activities out of
                           their past profits or other sources.
5
                           Under the Plan, the Company also may enter into
                           arrangements with Service Organizations (including
                           PNC Bank and its affiliates). Under these
                           arrangements, Service Organizations will provide
                           certain support services to their customers who own
                           Investor Shares. The Company may pay a shareholder
                           servicing fee of up to .25% per year of the average
                           daily net asset value of Investor Shares owned by
                           each Service Organization's customers. All Investor
                           Shares pay this shareholder servicing fee.
6
14
7
8
9
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0
In return for the fee, Service Organizations may provide one or more of the following services to their customers who own Investor Shares:
1
 (1) Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
 (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
 (3) Providing other similar shareholder liaison services.
2
For a separate shareholder processing fee paid by all Investor Shares of up to
 .15% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:
3
 (1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Distributor;
 (2) Processing dividend payments from the Company on behalf of customers;
 (3) Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
 (4) Providing other similar services.
4
The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the fund's shares.
5
Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
6
                                                                             15
7
8
9
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0
       How to Sell Shares You can redeem shares at any time (although certain verification may be required for redemptions in
                          excess of $25,000 or in certain other cases). The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent minus any applicable CDSC. Except when CDSCs are applied, BlackRock Funds will not charge for redemptions. Shares may be redeemed by sending a written redemption request to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-8907.
1
                          You can also make redemption requests through
                          your registered investment professional, who
                          may charge for this service. Shareholders
                          should indicate whether they are redeeming
                          Investor A, Investor B or Investor C Shares.
                          If a shareholder owns more than one class of
                          the fund and does not indicate which class he
                          or she is redeeming, the fund will redeem
                          shares so as to minimize the CDSC charged.
2
                          Unless another option is requested, payment
                          for redeemed shares is normally made by check
                          mailed within seven days after PFPC receives
                          the redemption request. If the shares to be
                          redeemed have been recently purchased by
                          check, PFPC may delay the payment of
                          redemption proceeds for up to 15 days after
                          the purchase date until the check has cleared.
3
--------------------------------------------------------------------------------
4
   Expedited Redemptions  If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once authorization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss
                          that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.
16
5
6
7
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8
                              The Company's Rights
The Company may:
9
  . Suspend the right of redemption if trading is halted or restricted on the
    NYSE or under other emergency conditions described in the Investment
    Company Act of 1940,
  . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "How to Sell Shares" above,
  . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below,
  . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.
0
-------------------------------------------------------------------------------
1
                           Accounts with Low Balances
2
The Company may redeem a shareholder's account in the fund at any time the net asset value of the account in such fund falls below the required minimum initial investment (usually $500 for Investor Shares) as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.
3
-------------------------------------------------------------------------------
4
                                   Management
5
BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.
6
7
8
                                                                             17
9
0
1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2
3
  IMPORTANT DEFINITIONS    For its investment advisory services, BlackRock is
                           entitled to fees computed daily and payable
                           monthly.
4
5
6
 Adviser: The Adviser of
 a mutual fund is          The total annual advisory fee that can be paid to
 responsible for the       BlackRock (as a percentage of average daily net
 overall investment man-   assets of the fund) is 1.00%.
 agement of the fund.
 The Adviser for the
 fund is BlackRock Advi-
 sors, Inc.
7
                           As discussed above, BlackRock and the Distributor
                           have agreed to cap the fund's net expenses at the
                           levels shown in the fund's expense table.
8
                           To achieve this cap, BlackRock and the Company have
                           entered into an expense limitation agreement. The
                           agreement sets a limit on certain of the operating
                           expenses of the fund through February 2003 and
                           requires BlackRock to waive or reimburse fees or
                           expenses if these operating expenses exceed that
                           limit. The expense limit (which applies to expenses
                           charged on fund assets as a whole, but not expenses
                           separately charged to the different share classes
                           of the fund) as a percentage of average daily net
                           assets is 0.77%.
9
0
                           If within two years following a waiver or
                           reimbursement, the operating expenses of the fund
                           are less than the expense limit for the fund, the
                           fund is required to repay BlackRock up to the
                           amount of fees waived or expenses reimbursed under
                           the agreement if: (1) the fund has more than $50
                           million in assets, (2) BlackRock continues to be
                           the fund's investment adviser and (3) the Board of
                           Trustees of the Company has approved in advance the
                           payments to BlackRock at the previous quarterly
                           meeting of the Board.
1
                           In addition, through February 2003, BlackRock and
                           the Distributor have contractually agreed to waive
                           distribution and service fees on Investor A Shares
                           in the amount of .095% of average daily net assets
                           for the fund.
2
3
--------------------------------------------------------------------------------
4
5
            Dividends and BlackRock Funds makes two kinds of distributions to Distributions shareholders: net investment income and net realized capital gains.
6
                           Distributions of net investment income derived by the
                           fund are paid within 10 days after the end of each
                           quarter. The Company's Board of Trustees may change
                           the timing of such dividend payments.
7
                           Net realized capital gains (including net short-term
                           capital gains), if any, will be distributed by the
                           fund at least annually at a date determined by the
                           Company's Board of Trustees.
8
9
18
0
1
2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3
4
Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.
5
--------------------------------------------------------------------------------
6
                           Taxation of Distributions
7
Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gains, regardless of how long a shareholder has owned shares. Distributions of net investment income will be taxed to shareholders as ordinary income.
8
Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.
9
Distributions paid by the fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.
0
Use of the exchange privilege will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.
1
Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.
2
3
4
                                                                             19
5
6
[LOGO]       Services for Shareholders
7
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8
                           BlackRock Funds offers shareholders many special
                           features which can enable investors to have greater
                           investment flexibility as well as more access to
                           information about the Company.
9
                           Additional information about these features is
                           available by calling PFPC at (800) 441-7762.
0
--------------------------------------------------------------------------------
1
Exchange Privilege         BlackRock Funds offers 43 different funds, enough to
                           meet virtually any investment need. Once you are a
                           shareholder, you have the right to exchange Investor
                           A, B, or C Shares from one fund to Investor A, B or C
                           Shares of another to meet your changing financial
                           needs. For example, if you own Investor A Shares of a
                           fund that has an investment objective of long term
                           capital growth and you are nearing retirement, you
                           may want to switch into Investor A Shares of another
                           fund that has current income as an investment
                           objective.
2
                           You can exchange $500 (or any other applicable
                           minimum) or more from one BlackRock Fund into
                           another. Investor A, Investor B and Investor C Shares
                           of each fund may be exchanged for shares of the same
                           class of other funds which offer that class of
                           shares, based on their respective net asset values.
                           (You can exchange less than $500 if you already have
                           an account in the fund into which you are
                           exchanging.) Because different funds have different
                           sales charges, the exchange of Investor A Shares may
                           be subject to the difference between the sales charge
                           already paid and the higher sales charge (if any)
                           payable on the shares acquired as a result of the
                           exchange. For Federal income tax purposes a share
                           exchange is a taxable event and a capital gain or
                           loss may be realized. Please consult your tax or
                           other financial adviser before making an exchange
                           request.
3
                           The exchange of Investor B and Investor C Shares
                           will not be subject to a CDSC. The CDSC will
                           continue to be measured from the date of the
                           original purchase and will not be affected by the
                           exchange.
4
                           To make an exchange, you must send a written
                           request to PFPC at P.O. Box 8907, Wilmington, DE
                           19899-8907. You can also make exchanges via
                           telephone automatically, unless you previously
                           indicated that you did not want this option. If so,
                           you
5
20
6
7
8
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9
may not use telephone exchange privileges until
completing a Telephone Exchange Authorization Form.
To receive a copy of the form contact PFPC. The
Company has the right to reject any telephone
request.
0
In general, there are no limits on the number of
exchanges you can make. However, the Company may
suspend or terminate your exchange privilege at any
time and generally will do so if you make more than
five exchanges out of any fund in any twelve month
period.
1
The Company reserves the right to modify, limit the
use of, or terminate the exchange privilege at any
time.
2
--------------------------------------------------------------------------------
3
                                                      Automatic Investment
If you would like to establish a regular, affordable  Plan (AIP)
investment program, BlackRock Funds makes it easy
to set up. As an investor in any BlackRock Fund
portfolio, you can arrange for periodic investments
in that fund through automatic deductions from a
checking or savings account by completing the AIP
Application Form. The minimum investment amount for
an automatic investment plan is $50. AIP
Application Forms are available from PFPC.
4
--------------------------------------------------------------------------------
5
Shares may be purchased in conjunction with           Retirement Plans
individual retirement accounts (IRAs) and rollover
IRAs where PNC Bank or any of its affiliates acts
as custodian. For more information about
applications or annual fees, please contact the
Fund Agent, PFPC Inc., at P.O. Box 8907,
Wilmington, DE 19899-8907 or call 1-800-441-7762.
To determine if you are eligible for an IRA and
whether an IRA will benefit you, you should consult
with a tax adviser.
6
--------------------------------------------------------------------------------
7
The fund is not designed for market timing            Market Timing
organizations or other entities using programmed or
frequent exchanges. The exchange privilege is not
intended as a vehicle for short-term trading.
Excessive exchange activity may interfere with
portfolio management and may have an adverse effect
on all shareholders. If the Company determines, in
its sole discretion, that your short-term trading
is excessive or that you are engaging in
                                                                             21
8
9
0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1
                           market-timing activity, it reserves the right to
                           reject any specific purchase or exchange order. If
                           the Company rejects your purchase or exchange
                           order, you will not be able to execute that
                           transaction, and the Company will not be
                           responsible for any losses you therefore may
                           suffer. In addition, any redemptions that you make
                           as a result of the activity described above will be
                           subject to any and all redemption fees.
2
--------------------------------------------------------------------------------
3
             Statements    Every BlackRock shareholder automatically receives
                           regular account statements. In addition, for tax
                           purposes, shareholders also receive a yearly
                           statement describing the characteristics of any
                           dividends or other distributions received.
4
--------------------------------------------------------------------------------
5
6
             Systematic
        Withdrawal Plan    This feature can be used by investors who want to
                  (SWP)    receive regular distributions from their accounts.
                           To start a SWP a shareholder must have a current
                           investment of $10,000 or more in a fund.
                           Shareholders can elect to receive cash payments of
                           $50 or more monthly, every other month, quarterly,
                           semi-annually or annually. Shareholders may sign up
                           by completing the SWP Application Form which may be
                           obtained from PFPC. Shareholders should realize
                           that if withdrawals exceed income the invested
                           principal in their account will be depleted.
7
                           To participate in the SWP, shareholders must have
                           their dividends automatically reinvested and may
                           not hold share certificates. Shareholders may
                           change or cancel the SWP at any time, upon written
                           notice to PFPC. If an investor purchases additional
                           Investor A Shares of a fund at the same time he or
                           she redeems shares through the SWP, that investor
                           may lose money because of the sales charge
                           involved. No CDSC will be assessed on redemptions
                           of Investor B or Investor C Shares made through the
                           SWP that do not exceed 12% of the account's net
                           asset value on an annualized basis. For example,
                           monthly, quarterly and semi-annual SWP redemptions
                           of Investor B or Investor C Shares will not be
                           subject to the CDSC if they do not exceed 1%, 3%
                           and 6%, respectively, of an account's net asset
                           value on the redemption date. SWP redemptions of
                           Investor B or Investor C Shares in excess of this
                           limit will still pay the applicable CDSC.
8
22
9
0
1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2
The Securities and Exchange Commission permits        Important Notice
mutual funds to deliver only one copy of              Regarding Delivery of
shareholder documents, including prospectuses and     Shareholder Documents
shareholder reports, to fund investors with
multiple accounts at the same residential or post
office box address. This practice is commonly
called "householding" and is intended to eliminate
duplicate mailings of shareholder documents.
3
4
Mailings of your BlackRock Funds shareholder
documents may be householded indefinitely unless
you instruct us otherwise.
5
--------------------------------------------------------------------------------
6
Investors in the funds may view their account         Internet Transactions
balance and activity through the BlackRock website.
To use this service, you will need a browser that
supports Microsoft Internet Explorer version 4.5 or
higher or Netscape Navigator 4.0 or higher.
7
The total purchase amount will be debited directly
from your bank account via the Automated Clearing
House (ACH) system. Proceeds from Internet
redemptions may be sent via check, ACH or wire to
the bank account of record. The Company will limit
Internet purchases and redemptions in Investor
Class shares to $25,000.00. Applications may be
downloaded from www.blackrock.com. Please read the
Internet Services Disclosure Agreement and the User
Agreement before attempting to transact online.
8
The Company employs reasonable procedures to
confirm that transactions entered over the Internet
are genuine. The procedures include the use of a
protected password, Secure Socket Layering (SSL),
128-bit encryption and other precautions designed
to protect the integrity, confidentiality and
security of shareholder information. By entering
into the User Agreement with the Company in order
to open an account through the website, the
shareholder waives any right to reclaim any losses
from the Company or any of its affiliates, incurred
through fraudulent activity.
9
                                                                             23
0
1
2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3
Electronic Access to Shareholder Documents
4
Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.
5
To enroll:
6
Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.
7
Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.
8
24
9
0
1
For more information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
2
More information about the BlackRock Funds is available free, upon request, including:
3
Annual/Semi-Annual Reports
These reports contain additional information about the fund's investments. The annual report describes the fund's performance, lists portfolio holdings and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund's performance during the last fiscal year.
4
Statement of Additional Information (SAI)
A Statement of Additional Information dated January 28, 2002 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.
5
Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours:
8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762
6
Purchases and Redemptions
Call your registered representative or (800) 441-7762.
7
World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com
8
Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature.
Forward mutual fund inquiries. Available 24 hours a day, 7 days a week.
Mail to: funds@blackrock.com
9
Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC Inc., P.O. Box 8907,
Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809
0
Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call (888) 8BLACKROCK
1
Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR Database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
2
3
INVESTMENT COMPANY ACT FILE NO. 811-05742
4
5
[LOGO] BLACKROCK FUNDS
6
7
8
                                   [GRAPHIC]
9
                         NOT FDIC-   May lose value
                         INSURED     No bank guarantee
0
                                   Small Cap
1
                                  Core Equity
2
                                   Portfolio
                          ---------------------------
                          ---------------------------
                                SERVICE SHARES
3
BlackRock Funds/sm/ (the Company) is a mutual fund family with 43 investment portfolios.
4
PROSPECTUS
5
January 28, 2002
6
[LOGO] BlackRock Funds
7
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
8
9
0
1
2
3
Table of
Contents
4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5
                      How to find the information you need
6

Small Cap Core Equity Portfolio............................................   1

7
8
                             About Your Investment
9

Buying Shares..............................................................   5
Selling Shares.............................................................   8
Dividends/Distributions/Taxes..............................................  12

0
1
2
             BlackRock
[GRAPHIC]    Small Cap Core Equity
             Portfolio
3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4
5
  IMPORTANT DEFINITIONS
6
 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).
7
 Fundamental Analysis: A
 method of stock market
 analysis that
 concentrates on
 "fundamental"
 information about the
 company (such as its
 income statement,
 balance sheet, earnings
 and sales history,
 products and
 management) to attempt
 to forecast future
 stock value.
8
9
 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 small cap, referring to
 the type of securities the
 manager will choose
 for this fund.
0
1
Investment Goal
The fund seeks long-term capital appreciation.
2
Primary Investment Strategies
In pursuit of this goal, the fund manager uses the Russell 2000 Index as a benchmark and seeks to invest in stocks and market sectors in a similar proportion to that index. The fund manager may also invest in stocks outside the index which meet the manager's investment criteria. The manager seeks to own securities in all sectors, but can overweight and underweight securities within sectors as the manager identifies market opportunities. The fund normally invests 80% of its net assets in the equity securities of U.S. small capitalization companies. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.
3
The fund manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The manager initially screens for stocks from a market universe of companies with market capitalization above $100 million but below $2.5 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.
4
The fund will generally sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.
5
It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
6
As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.
7
                                                                             1
8
9
  IMPORTANT DEFINITIONS
0
1
 Small Capitalization
 Companies: The fund
 defines these companies
 as those with market
 capitalizations equal
 to those within the
 universe of the Russell
 2000 Index stocks.
 Capitalization refers
 to the market value of
 the company and is
 calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.
2
3
4
The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.
5
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it leads and income when it invests the collateral for the loaned securities.
6
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
7
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
8
Key Risks
The main risk of any investment in stocks is that values fluctuate in price.
The value of your investment can go up or down depending upon market conditions, which means you could lose money.
9
The companies in which the fund may invest have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. It is more difficult to get information on smaller companies, which tend to be less well known, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies. Transaction costs in smaller company stocks may also be higher than those of larger companies.
0
2
1
2
Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding larger capitalization company stocks may out perform this fund.
3
While the fund manager chooses stocks he believes have above-average earnings growth potential or are undervalued, there is no guarantee that the shares will increase in value.
4
The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.
5
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
6
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher then normal portfolio turnover may adversely affect fund performance.
7
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
8
                                                                             3
9
0
1
  IMPORTANT DEFINITIONS
2
3
 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.
4
 Other Expenses: Include
 administration,
 transfer agency,
 custody, professional
 fees and registration
 fees.
5
 Service Fees: Fees that
 are paid to service
 organizations that
 provide shareholder
 account service and
 maintenance.
6
7
Expenses and Fees
The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund.
8
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
9

Advisory Fees                                  1.00%
Other expenses/1/                              0.60%
  Service fees                           0.15%
  Processing fees                        0.15%
  Other                                  0.30%
Total annual fund operating expenses           1.60%
Fee waivers and expense reimbursements*           0%
Net Expenses*                                  1.60%

0
 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.60% of average daily net assets until February 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on pages 11 and 12 for a discussion of these waivers and reimbursements.
1
 /1/The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.
2
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
3

                1 Year 3 Years
Service Shares   $163   $505

4
Fund Management
5
The manager of the fund is Wayne J. Archambo, Managing Director of BlackRock Advisors, Inc. (BlackRock) since 2002. Before joining BlackRock, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. He has been the fund's manager since the fund's inception.
6
4
7
8
9
[GRAPHIC]
             About Your Investment
0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1
                                 Buying Shares
Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that participate in the Capital Directions SM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contact their institutions.
2
Purchase orders may be placed by calling (800) 441-7450.
3
-------------------------------------------------------------------------------
4
                       What Price Per Share Will You Pay?
The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.
5
The fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.
6
Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received.
7
Purchase orders received before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open
8
                                                                             5
9
0
1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2
will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of the fund at 4 p.m. (Eastern time) each day the NYSE is open.
Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.
3
--------------------------------------------------------------------------------
4
                               Paying for Shares
Payment for Service Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the fund.
5
--------------------------------------------------------------------------------
6
                       How Much is the Minimum Investment
The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.
7
The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.
8
--------------------------------------------------------------------------------
9
                         Distribution and Service Plan
The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain services provided to its shareholders. The Company does not make distribution payments under the Plan with respect to Service Shares.
0
Under the Plan, the Company may enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organizations) (including PNC Bank and its affiliates).
1
6
2
3
4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5
Under these arrangements, Service Organizations will provide certain support services to their customers who own Service Shares. The Company may pay a shareholder servicing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers. All Service Shares pay this shareholder servicing fee.
6
In return for that fee, Service Organizations may provide one or more of the following services to their customers who own Service Shares:
7
  (1) Responding to customer questions on the services performed by the
      Service Organization and investments in Service Shares;
  (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
  (3) Providing other similar shareholder liaison services.
8
For a separate shareholder processing fee paid by all Service Shares of up to
 .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:
9
  (1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Company's distributor;
  (2) Processing dividend payments from the Company on behalf of customers;
  (3) Providing sub-accounting for Service Shares beneficially owned by customers or the information necessary for sub-accounting; and
  (4) Providing other similar services.
0
The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the fund's shares.
1
Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
2
                                                                             7
3
4
5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6
                                 Selling Shares
Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.
7
Institutions may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss; liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.
8
Payment for redeemed shares for which a redemption order is received before
4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund's custodian is open for business. The fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Company, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.
9
Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with the PNC(R) Fund may redeem for cash some or all of their shares of the fund at any time by sending a written redemption request in proper form to BlackRock Funds, at 100 Bellevue Parkway, Wilmington,
0
8
1
2
3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4
DE 19809, MS WR-R100-04-7. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.
5
During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7.
6
The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7. 7
The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine.
8
Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.
9
If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibility standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to purchase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the fund having the same total net asset value as the shares converted.
0
                                                                             9
1
2
3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4
                              The Company's Rights
The Company may:
5
 .Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,
 .Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "Selling Shares" above,
 .Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and .Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment
 Company Act of 1940.
6
--------------------------------------------------------------------------------
7
                           Accounts with Low Balances
The Company may redeem a shareholder's account in the fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to maintain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.
8
10
9
0
1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Market Timing
The fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees. The Company may suspend or terminate your exchange privilege at any time and generally will do so if you make more than five exchanges out of any fund in any twelve month period.
--------------------------------------------------------------------------------
2
                                   Management
3
BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.
4
For its investment advisory services, BlackRock is entitled to fees computed daily and payable monthly. The total annual advisory fee that can be paid to BlackRock (as a percentage of average daily net assets of the fund) is 1.00%.
5
As discussed above, BlackRock has agreed to cap the fund's net expenses at the levels shown in the fund's expense table.
6
To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of the fund through February 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.
7
The expense limit (which applies to expenses charged on fund
8
9
0
1
  IMPORTANT DEFINITIONS
2
3
 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment
 management of the fund.
 The Adviser for
 BlackRock Funds is
 BlackRock Advisors,
 Inc.
4
5
                                                                             11
6
7
8
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9
assets as a whole, but not expenses separately charged to the different share classes of the fund) as a percentage of average daily net assets is 0.60%.
0
If within two years following a waiver or reimbursement, the operating expenses of the fund are less than the expense limit for the fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.
1
--------------------------------------------------------------------------------
2
                          Dividends and Distributions
3
BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.
4
Distributions of net investment income derived by the fund are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of such dividend payments.
5
Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Company's Board of Trustees.
6
Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.
7
12
8
9
0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1
                           Taxation of Distributions
2
Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income will be taxed to shareholders as ordinary income.
3
Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.
4
Distributions paid by the fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.
5
Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.
6
--------------------------------------------------------------------------------
7
          Important Notice Regarding Delivery of Shareholder Documents
The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.
8
Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.
9
--------------------------------------------------------------------------------
0
                   Electronic Access to Shareholder Documents
Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.
1
                                                                             13
2
3
4
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5
6
To enroll:
7
Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.
8
Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.
9
14
0
1
2
For more information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:
3
Annual/Semi-Annual Reports
These reports contain additional information about the fund's investments. The annual report describes the fund's performance, lists portfolio holdings and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund's performance during the last fiscal year.
4
Statement of Additional Information (SAI)
A Statement of Additional Information dated December __, 2001 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.
5
Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours:
9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450
6
Purchases and Redemptions
Call your registered representative or (800) 441-7450.
7
World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com
8
Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature.
Forward mutual fund inquiries. Available 24 hours a day, 7 days a week.
Mail to: funds@blackrock.com
9
Written Correspondence
BlackRock Funds, 100 Bellevue Parkway,
Wilmington, DE 19809
MS WR-R100-04-07
0
Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call (888) 8BLACKROCK
1
Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
2
INVESTMENT COMPANY ACT FILE NO. 811-05742
3
[LOGO] BlackRock Funds
4
5
                                    Small Cap
6
                                   Core Equity
7
                                    Portfolio
                 -------------------------------------------
                 I N S T I T U T I O N A L       S H A R E S
8
9
BlackRock Funds/sm/ (the Company) is a mutual fund family with 43 investment portfolios.
0
1
2
3
4
P R O S P E C T U S
5
January 28, 2002
6
7
[LOGO] BLACKROCK FUNDS
8
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
9
----------------------------
NOT FDIC-  May lose value
INSURED    No bank guarantee
----------------------------
0
1
2
3
Table of
Contents
4
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5
                     How to find the information you need
6

Small Cap Core Equity Portfolio.............................................   1

7
                             About Your Investment
8

Buying Shares..............................................................   5
Selling Shares.............................................................   6
Dividends/Distributions/Taxes..............................................  10

9
0
             BlackRock
[LOGO]       Small Cap Core Equity
             Portfolio
1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2
Investment Goal
The fund seeks long-term capital appreciation.
3
4
Primary Investment Strategies
In pursuit of this goal, the fund manager uses the
Russell 2000 Index as a benchmark and seeks to invest in stocks and market sectors in a similar proportion to that index. The fund manager may also invest in stocks outside the index which meet the manager's investment criteria. The manager seeks to own securities in all sectors, but can overweight and underweight securities within sectors as the manager identifies market opportunities. The fund normally invests 80% of its net assets in the equity securities of U.S. small capitalization companies. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.
5
The fund manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The manager initially screens for stocks from a market universe of companies with market capitalization above $100 million but below $2.5 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.
6
The fund will generally sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.
7
It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
8
As part of its normal operation, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.
9
  IMPORTANT DEFINITIONS
0
 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership (although
 convertible bonds are
 fixed income securities
 that are convertible to
 equity according to
 their terms).
1
 Fundamental Analysis: A
 method of stock market
 analysis that
 concentrates on
 "fundamental"
 information about the
 company (such as its
 income statement,
 balance sheet, earnings
 and sales history,
 products and
 management) to attempt
 to forecast future
 stock value.
2
 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 small cap, referring to the
 type of securities the
 manager will choose
 for this fund.
3
4
                                                                             1
5
6
  IMPORTANT DEFINITIONS
7
 Small Capitalization
 Companies: The fund
 defines these companies
 as those with market
 capitalizations equal
 to those within the
 universe of the Russell
 2000 Index stocks.
 Capitalization refers
 to the market value of
 the company and is
 calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.
8
9
The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.
0
The fund may lend some of its securities on a short-term basis in order to earn income. The fund will receive collateral in cash or high quality securities equal to at least 102% of the current value of the loaned securities. The fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities.
1
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
2
Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
3
4
Key Risks
The main risk of any investment in stocks is that values fluctuate in price.
The value of your investment can go up or down depending upon market conditions, which means you could lose money.
5
The companies in which the fund may invest have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. It is more difficult to get information on smaller companies, which tend to be less well known, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies. Transaction costs in smaller company stocks may also be higher than those of larger companies.
6
7
2
8
9
0
Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding larger capitalization company stocks may out perform this fund.
1
While the fund manager chooses stocks he believes have above-average earnings growth potential or are undervalued, there is no guarantee that the shares will increase in value.
2
The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others.
3
Securities loans involve the risk of a delay in receiving additional collateral from the borrower if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
4
Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.
5
When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
6
                                                                             3
7
8
9
  IMPORTANT DEFINITIONS
0
1
 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.
2
 Other Expenses: Include
 administration,
 transfer agency,
 custody, professional
 fees and registration
 fees.
3
Expenses and Fees
The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund.
4
Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)
5

Advisory Fees                            1.00%
Other expenses/1/                        0.30%
Total annual fund operating expenses     1.30%
Fee waivers and expense reimbursements*     0%
Net Expenses*                            1.30%

6
 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.30% of average daily net assets until February 2003. The fund may have to repay some of these waivers and reimbursements to BlackRock and BIL in the following two years. See the "Management" section on page 9 for a discussion of these waivers and reimbursements.
7
 /1/ The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.
8
Example:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
9

                      1 Year 3 Years
Institutional Shares   $132   $412

0
1
Fund Management
2
The manager of the fund is Wayne J. Archambo, Managing Director of BlackRock Advisors, Inc. (BlackRock) since 2002. Before joining BlackRock, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. He has been the fund's manager since the fund's inception.
3
4
4
5
                             About Your Investment
[LOGO]
6
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7
8
                                 Buying Shares
9
Institutional Shares are offered to:
0
 . Institutional investors
 . Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:
  . acts in a fiduciary capacity (excluding participant-directed employee benefit plans)
  . otherwise has investment discretion or
  . acts as custodian for at least $2 million in assets
 . Individuals with a minimum investment of $2 million
1
Purchase orders may be placed by telephoning (800) 441-7450.
2
--------------------------------------------------------------------------------
3
4
                       What Price Per Share Will You Pay?
5
The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.
6
The fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.
7
Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received.
8
Purchase orders received before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of the fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not
9
0
                                                                             5
1
2
3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4
be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.
5
--------------------------------------------------------------------------------
6
                               Paying for Shares
Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the fund.
7
--------------------------------------------------------------------------------
8
                      How Much is the Minimum Investment?
The minimum investment for the initial purchase of Institutional Shares is:
9
 . $5,000 for institutions
 . $500,000 for registered investment advisers
 . $2 million for individuals
0
There is no minimum requirement for later investments. The Company does not accept third party checks as payment for shares.
1
The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the Company at any time.
2
--------------------------------------------------------------------------------
3
                                 Selling Shares
Shareholders may place redemption orders by telephoning (800) 441-7450. Shares are redeemed at their net asset value per share next determined after receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss; liability, cost or expense for acting upon telephone instructions that are
4
6
5
6
7
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
8
reasonably believed to be genuine in accordance with such procedures.
9
Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund's custodian is open for business. The fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Company.
0
During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds at 100 Bellevue Parkway, Wilmington, DE 19809, MS WR-R100-04-7.
1
The Company may refuse a telephone redemption request if it believes it is advisable to do so.
2
If a shareholder acquiring Institutional Shares on or after May 1, 1998 no longer meets the eligibility standards for purchasing Institutional Shares (other than due to changes in market value), then the shareholder's Institutional Shares will be converted to shares of another class of the same fund having the same total net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the fund is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares. Service Shares are currently authorized to bear additional service and processing fees at the total annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the total annual rate of .50% of average daily net assets.
3
                                                                             7
4
5
6
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7
                              The Company's Rights
The Company may:
8
 .Suspend the right of redemption if trading is halted or restricted on the
  NYSE or under other emergency conditions described in the Investment Company Act of 1940,
 .Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the second paragraph in the section "Selling Shares" above,
 .Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and .Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.
9
--------------------------------------------------------------------------------
0
                           Accounts with Low Balances
The Company may redeem a shareholder's account in the fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.
1
--------------------------------------------------------------------------------
2
                                 Market Timing
The fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees. The Company may respond or terminate your exchange privilege at any time and generally will do so if you make more than five exchanges out of any fund in any twelve month period.
3
8
4
5
6
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7
BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238.6 billion of assets under management as of December 31, 2001. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.
8
For its investment advisory services, BlackRock is entitled to fees computed daily and payable monthly.
9
The total annual advisory fee that can be paid to BlackRock (as a percentage of average daily net assets) is 1.00%.
0
As discussed above, BlackRock has agreed to cap the fund's net expenses at the levels shown in the fund's expense table.
1
To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of the fund through February 2003 and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. The expense limit (which applies to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of the fund) as a percentage of average daily net assets is 0.30%.
2
If within two years following a waiver or reimbursement the operating expenses of the fund are less than the expense limit for the fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.
3
Management
4
5
6
  IMPORTANT DEFINITIONS
7
8
 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment
 management of the fund.
 The Adviser for the
 fund is BlackRock
 Advisors, Inc.
9
0
                                                                             9
1
2
3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4
5
                          Dividends and Distributions
6
BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.
7
Distributions of net investment income derived by the fund are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of such dividend payments.
8
Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Company's Board of Trustees.
9
Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.
0
--------------------------------------------------------------------------------
1
                           Taxation of Distributions
2
Distributions paid out of the fund's "net capital gain" will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income will be taxed to shareholders as ordinary income.
3
Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.
4
Distributions paid by the fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.
5
Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.
6
10
7
8
9
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0
          Important Notice Regarding Delivery of Shareholder Documents
1
The Securities and Exchange Commission permits mutual funds to deliver only one copy of shareholder documents, including prospectuses and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents.
2
Mailings of your BlackRock Funds shareholder documents may be householded indefinitely unless you instruct us otherwise.
3
--------------------------------------------------------------------------------
4
                   Electronic Access to Shareholder Documents
5
Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.
6
To enroll:
7
Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:
1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.
8
Shareholders Who Hold Accounts Directly With the Fund:
1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.
9
0
                                                                             11
1
2
For more information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:
3
Annual/Semi-Annual Reports
These reports contain additional information about the fund's investments. The annual report describes the fund's performance, lists portfolio holdings and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund's performance during the last fiscal year.
4
Statement of Additional Information (SAI)
A Statement of Additional Information dated January 28, 2002 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling (800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.
5
Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours:
8:30 a.m. to 5:30 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450
6
Purchases and Redemptions
Call your registered representative or (800) 441-7450.
7
World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com
8
Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature.
Forward mutual fund inquiries. Available 24 hours a day, 7 days a week.
Mail to: funds@blackrock.com
9
Written Correspondence
BlackRock Funds, 100 Bellevue Parkway,
Wilmington, DE 19809
MS WR-R100-04-07
0
Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call (888) 8BLACKROCK
1
Securities and Exchange Commission (SEC)
You may also view and copy information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
2
3
INVESTMENT COMPANY ACT FILE NO. 811-05742
4
[LOGO] BLACKROCK FUNDS
5
6
7
                               BLACKROCK FUNDS(SM)
8
                       STATEMENT OF ADDITIONAL INFORMATION
9
         This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Small Cap Core Equity Portfolio (the "Portfolio") of BlackRock Funds(SM) (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Portfolio dated January 28, 2002, as amended from time to time (the "Prospectuses"). Prospectuses of the Portfolio may be obtained from the Fund's distributor at no charge by calling toll-free
(800) 441-7379. This Statement of Additional Information is dated January 28, 2002.
0
1
                                TABLE OF CONTENTS
2

                                                                      Page
3
INVESTMENT POLICIES ...............................................      1
ADDITIONAL INVESTMENT LIMITATIONS .................................      8
TRUSTEES AND OFFICERS .............................................     10
SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND .....................     13
INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION
  AND SERVICING ARRANGEMENTS ......................................     13
EXPENSES ..........................................................     17
PORTFOLIO TRANSACTIONS ............................................     17
PURCHASE AND REDEMPTION INFORMATION ...............................     18
VALUATION OF PORTFOLIO SECURITIES .................................     28
PERFORMANCE INFORMATION ...........................................     29
TAXES .............................................................     32
ADDITIONAL INFORMATION CONCERNING SHARES ..........................     35
MISCELLANEOUS .....................................................     36
APPENDIX A ........................................................    A-1
APPENDIX B ........................................................    B-1

4
5
No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectuses do not constitute an offering by the Fund or by the Fund's distributor in any jurisdiction in which such offering may not lawfully be made.
6
7
                               INVESTMENT POLICIES
8
         The following supplements information contained in the Prospectuses concerning the Portfolio's investment policies. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectuses, such strategy is not a principal strategy of the Portfolio.
9
         The Portfolio is subject to Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act") and will not change its investment policy required by that Rule without giving shareholders 60 days prior written notice.
0
Additional Information on Investment Strategy
1
         Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts.
2
         From time to time the Portfolio may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce, and have in fact produced, substantial gains. There is no assurance that the Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. Stocks of some newly-public companies may decline shortly after the initial public offering.
3
Additional Information on Portfolio Investments
4
         Foreign Investments. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the Portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.
5
         The Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Portfolio's operations.
6
         In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.
7
         The Portfolio may invest its assets in countries with emerging economies or securities markets. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.
8
                                       1
9
0
         The expense ratio of the Portfolio can be expected to be higher than those of portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.
1
         ADRs, EDRs and GDRs. The Portfolio may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment risks as described under "Foreign Investments."
2
         The Euro. On January 1, 1999, 11 European countries implemented a new currency unit, the Euro, which is expected to replace the existing national currencies of these countries by July 1, 2002, and to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank.
3
         Although it is not possible to predict the impact of the Euro implementation plan on the Portfolio, the transition to the Euro may change the economic environments and behavior of investors, particularly in European markets. For example, investors may begin to view those countries using the Euro as a single entity, and the Portfolio's adviser may need to adapt their investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.
4
         Reverse Repurchase Agreements and Other Borrowings. The Portfolio is authorized to borrow money. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be made by the Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such Agreements are considered to be borrowings under the 1940 Act. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid securities having a value at least equal to the repurchase price. The Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. Whenever borrowings exceed 5% of the Portfolio's total assets, it will not make any investments.
5
                                       2
6
7
         Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks. 8
         Supranational Organization Obligations. The Portfolio may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.
9
         Lease Obligations. The Portfolio may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").
0
         The adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.
1
         Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Portfolio might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Portfolio's operating expenses and adversely affect the net asset value of the Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Portfolio would not have the right to take possession of the assets. The Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company the Portfolio is subject to certain limitations on its investments and on the nature of its income.
2
         Commercial Paper. The Portfolio may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Portfolio's adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These ratings symbols are described in Appendix A.
3
         Commercial paper purchasable by the Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.
4
                                       3
5
6
         Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. 7
         The repurchase price under the repurchase agreements generally equals the price paid by the Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser. The Portfolio's adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.
8
         The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
9
         Investment Grade Debt Obligations. The Portfolio may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by the Portfolio's adviser. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of the Portfolio is subsequently downgraded below investment grade, the Portfolio's adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of such downgraded securities the Portfolio may hold, although under normal market conditions the adviser do not expect to hold these securities to a material extent.
0
         See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.
1
         When-Issued Purchases and Forward Commitments. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment," including "TBA" (to be announced) basis. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.
2
                                       4
3
4
         When the Portfolio agrees to purchase securities on this basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. It may be expected that the market value of the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Portfolio expects that its forward commitments and commitments to purchase when-issued or TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.
5
         If deemed advisable as a matter of investment strategy, the Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.
6
         When the Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
7
         The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
8
         Rights Offerings and Warrants to Purchase. The Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by the Portfolio in units or attached to other securities are not subject to this restriction.
9
         Options and Futures Contracts. To the extent consistent with its investment objective, the Portfolio may write (i.e. sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. While the Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). There is no limit on the amount of the Portfolio's assets that can be put at risk through the use of options. Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.
0
         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. The Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security
1
2
                                       5
3
4
underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.
5
         When the Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by the Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.
6
         There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
7
         To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts or index futures contracts, as applicable) to commit funds awaiting investment or maintain cash liquidity or for other hedging purposes. These instruments are described in Appendix B to this Statement of Additional Information. The value of the Portfolio's contracts may equal or exceed 100% of its total assets, although the Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets. There is no limit on the amount of the Portfolio's assets that can be put at risk through the use of futures contracts. 8
         Futures contracts obligate the Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.
9
                                       6
0
1
         The Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade. When the Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.
2
         The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser' inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
3
         The Fund intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolio from registration as a "commodity pool operator."
4
         Securities Lending. The Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.
5
         The Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) "first tier" quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO's, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e. CD's, BA's and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated money market funds. Any such investments must be rated "first tier" and must have a maturity of 397 days or less from the date of purchase.
6
         Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Duff & Phelps Credit Co. ("Duff & Phelps"), Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Portfolio, a rated security may cease to be rated. The Portfolio's adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is not limit on the amount of unrated securities the Portfolio may hold, although under normal markets conditions the adviser do not expect to hold these securities to a material extent.
7
         Investment Companies. In connection with the management of their daily cash positions, the Portfolio may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The Portfolio may also invest in securities issued by other investment companies with similar investment objectives. The Portfolio may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have
8
9
                                       7
0
1
portfolios consisting exclusively of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.
2
         The Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.
3
         Liquidity Management. As a temporary defensive measure if its adviser determine that market conditions warrant, the Portfolio may invest without limitation in high quality money market instruments. During the course of its normal operations the Portfolio may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.
4
         Illiquid Securities. The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid. Repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. The Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.
5
         Guarantees. The Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer's payment obligations under a security if the issuer is unable to do so.
6
         Portfolio Turnover Rates. The Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser believe investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., 100% or more) will generally result in higher transaction costs to the Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.
7
                        ADDITIONAL INVESTMENT LIMITATIONS
8
         The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares (as defined below under "Miscellaneous"). 9
         The Portfolio may not:
0
         1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued
1
2
                                       8
3
4
by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.
5
         2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
6
         3. Borrow money or issue senior securities, except that the Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.
7
         4. Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.
8
         5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.
9
         6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.
0
         7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.
1
         8. Purchase securities of companies for the purpose of exercising control.
2
         9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Portfolio's transactions in futures contracts and related options or the Portfolio's sale of securities short against the box, and (b) the Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.
3
         10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.
4
         11. Make loans, except that the Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.
5
         12. Purchase or sell commodities except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.
6
                                       9
7
8
                              TRUSTEES AND OFFICERS
9
         The business and affairs of the Fund are managed under the direction of its Board of Trustees. The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:
0

                                                            Principal Occupation
Name and Address                     Position with Fund     During Past Five Years
------------------------------------------------------------------------------------------------------------------------
William O. Albertini                 Trustee and Chairman   Retired; Executive Vice President and Chief Financial
698 Strafford Circle                 of the Audit           Officer from August 1997 - April 1999, Bell Atlantic
Strafford, PA  19087                 Committee              Global Wireless (global wireless communications);
Age:  58                                                    Executive Vice President, Chief Financial Officer and
                                                            Director from February 1995 - August 1997, Vice
                                                            President and Chief Financial Officer from January 1991 -
                                                            February 1995, Bell Atlantic Corporation (a diversified
                                                            telecommunications company); Director, American Water
                                                            Works, Inc. (water utility) since May 1990; Director,
                                                            Triumph Group, Inc. (aviation manufacturing, repair and
                                                            maintenance services) since May 1999; Director,
                                                            Midwest Independent Transmission Operator, Inc.
                                                            (electrical transmission operator) since December 1998;
                                                            Trustee, The Carl E. & Emily I. Weller Foundation since
                                                            October 1991.
1
Raymond J. Clark*                    Trustee                Treasurer of Princeton University since 1987;
Office of the Treasurer                                     Trustee, The Compass Capital Group of Funds from 1987
Princeton University                                        to 1996; Trustee, Chemical Bank, New Jersey Advisory
228 Alexander Street                                        Board from 1994 until 1995; Chairman of Board of
Princeton, NJ 08540                                         Trustees, American Red Cross - Central N.J. Chapter;
Age:  66                                                    Trustee, Medical Center of Princeton; and Trustee,
                                                            United Way-Greater Mercer County from 1996-1997.
2
Honorable Stuart E. Eizenstat        Trustee                Partner, Covington & Burling (law firm)
Covington & Burling                                         (2001-Present); Deputy Secretary of the Treasury
1201 Pennsylvania Avenue, NW                                (1999-2001), Under Secretary of State for Economic,
Washington, DC 20004                                        Business and Agricultural Affairs (1997-1999), Under
Age:  59                                                    Secretary of Commerce for International Trade
                                                            (1996-1997), Special Representative of the President and
                                                            Secretary of State on Holocaust Issues (1995-2001), and
                                                            U.S. Ambassador to the European Union, Department of State
                                                            (1993-1996), Government of the United States of America; Partner,
                                                            Vice Chairman and Chairman of the Washington Office,
                                                            Powell, Goldstein, Frazer & Murphy (1981-1993); Director, Overseas
                                                            Private Investment Corporation (1996-2001).

3
________________________
4
* This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.
5
                                       10
6
7

                                                            Principal Occupation
Name and Address                     Position with Fund     During Past Five Years
----------------------------------   ------------------     -----------------------------------------------------
Laurence D. Fink*                    Trustee, President     Director, Chairman and Chief Executive Officer of
BlackRock, Inc.                      and Treasurer          BlackRock, Inc. since its formation in 1998 and of
40 E. 52nd Street                                           BlackRock Inc.'s predecessor entities since 1988;
New York, NY 10022 Age:  48                                 Chairman of the Management Committee and Co-chair of
                                                            the Investment Strategy Group of BlackRock, Inc.;
                                                            formerly, Managing Director of the First Boston
                                                            Corporation, Member of its Management Committee,
                                                            Co-head of its Taxable Fixed Income Division and Head
                                                            of its Mortgage and Real Estate Products Group;
                                                            currently, Chairman of the Board and Director of
                                                            BlackRock's closed-end funds; Chairman of the Board
                                                            and Director of Anthracite Capital, Inc.; Director of
                                                            BlackRock's offshore funds and alternative investment
                                                            vehicles and Chairman of the Board of Nomura
                                                            BlackRock Asset Management Co., Ltd.; Vice Chairman
                                                            of the Board of Trustees of Mount Sinai-New York
                                                            University Medical Center and Health System and a
                                                            Member of the Board of Phoenix House.
8
Robert M. Hernandez                  Trustee, Vice          Director since 1991, Vice Chairman and Chief
USX Corporation                      Chairman of the        Financial Officer since 1994, Executive Vice
600 Grant Street                     Board of Trustees      President -Accounting and Finance and Chief Financial
6105 USX Tower                       and Chairman of the    Officer from 1991 to 1994, USX Corporation (a
Pittsburgh, PA  15219                Nominating Committee   diversified company principally engaged in energy and
Age:  57                                                    steel businesses); Director and Chairman of the
                                                            Executive Committee, ACE Limited (insurance company);
                                                            Director and Chairman of the Board, RTI International
                                                            Metals, Inc. since 1990; Chairman, Director and
                                                            Member of the Investment Committee of United States
                                                            Steel and Carnegie Pension Fund.
9
Dr. Judith Rodin                     Trustee                President, Professor of Psychology (School of Arts
President                                                   and Sciences), and Professor of Medicine (School of
University of Pennsylvania                                  Medicine), University of Pennsylvania (1994-Present);
Office of the President                                     Provost (1992-1994), Dean of Graduate School of Arts
100 College Hall                                            and Sciences (1991-1992), and Chair of Psychology
Philadelphia, PA 19104-6380                                 Department (1989-1991), Yale University; Director,
Age:  57                                                    Aetna Corporation; Director, AMR Corporation;
                                                            Director, Electronic Data Systems Corporation.
0
David R. Wilmerding, Jr.             Chairman of the        Chairman, Wilmerding & Associates, Inc. (investment
Rosemont Business Campus             Board                  counsel) since 1989; Director, Beaver Management
Building One, Suite 100                                     Corporation (land management corporation); Managing
919 Conestoga Rd.                                           General Partner, Chestnut Street Exchange Fund;
Rosemont, PA 19010                                          Director Emeritus, The Mutual Fire, Marine and Inland
Age:  66                                                    Insurance Company.
1
Anne Ackerley                        Assistant Secretary    Managing Director, BlackRock Advisors, Inc. since May
BlackRock, Inc.                                             2000; First Vice President and Operating Officer,
40 E. 52nd Street                                           Mergers and Acquisitions Group (1997-2000), First
New York, NY 10022                                          Vice President and Operating Officer, Public Finance
Age:  40                                                    Group (1995-1997), and First Vice President, Emerging
                                                            Markets Fixed Income Research (1994-1995), Merrill
                                                            Lynch & Co

2
                                       11
3
4

                                                            Principal Occupation
Name and Address                     Position with Fund     During Past Five Years
---------------------------------    -------------------    ---------------------------------------------------------
Ellen L. Corson                      Assistant Treasurer    Vice President and Director of Mutual Fund Accounting
PFPC Inc.                                                   and Administration, PFPC Inc. since November 1997;
103 Bellevue Parkway                                        Assistant Vice President, PFPC Inc. from March 1997
Wilmington, DE  19809                                       to November 1997; Senior Accounting Officer, PFPC
Age:  37                                                    Inc. from March 1993 to March 1997.
5
Brian P. Kindelan                    Secretary              Director and Senior Counsel (since January 2001), and
BlackRock Advisors, Inc.                                    Vice President and Senior Counsel (1998-2000),
100 Bellevue Parkway                                        BlackRock Advisors, Inc. since April 1998; Senior
Wilmington, DE 19809                                        Counsel, PNC Bank Corp. from May 1995 to April 1998;
Age: 42                                                     Associate, Stradley, Ronon, Stevens & Young, LLP from
                                                            March 1990 to May 1995.

6
         The Fund pays trustees who are not affiliated with BlackRock Advisors, Inc. ("BlackRock") or BlackRock Distributors, Inc. ("BDI" or the "Distributor") $20,000 annually ($30,000 annually in the event that the assets of the Fund exceed $40 billion) and $350 per Portfolio for each full in-person meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Board an additional $10,000 and $5,000 per year, respectively, for their service in such capacities. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate when such trustee reaches 72 years of age. No officer, director or employee of BlackRock, BlackRock Institutional Management Corporation ("BIMC"), BlackRock Financial Management, Inc. ("BFM"), BlackRock International, Ltd. ("BIL"), PFPC Inc. ("PFPC") (with BlackRock, the "Administrators"), BDI, or PNC Bank, National Association ("PNC Bank") currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of the Portfolio.
7
         The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 2001:
8

                                                                Pension or
                                                                Retirement                         Total Compensation
                                            Aggregate        Benefits Accrued      Estimated       from Registrant and
                                          Compensation           as Part        Annual Benefits      Fund Complex/1/
     Name of Person, Position            from Registrant     of Fund Expenses   upon Retirement      Paid to Trustees
     -------------------------           ---------------     ----------------   ----------------   --------------------
     David R. Wilmerding, Jr.,                $88,800              N/A                N/A             (2)/2/ $98,800
     Chairman of the Board
     Robert M. Hernandez,                     $82,550              N/A                N/A             (1)/2/ $82,550
     Vice Chairman of the Board
     William O. Albertini, Trustee            $78,800              N/A                N/A             (1)/2/ $78,800
     Raymond J. Clark, Trustee                $78,800              N/A                N/A             (1)/2/ $78,800
     Stuart E. Eizenstat, Trustee             $39,400              N/A                N/A             (1)/2/ $39,400
     Dr. Judith Rodin, Trustee                $39,400              N/A                N/A             (1)/2/ $39,400

9
--------------------
1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.
0
2. Total number of investment company boards trustees served on within the Fund Complex.
1
                                       12
2
3
                  SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND
4
         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.
5
         The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.
6
                      INVESTMENT ADVISORY, ADMINISTRATION,
                     DISTRIBUTION AND SERVICING ARRANGEMENTS
7
         Advisory Agreement. The advisory services provided by BlackRock are described in the Prospectuses.
8
         For its advisory services, BlackRock is entitled to total fees, computed daily and payable monthly, at 1.00% of the average daily net assets of the Portfolio.
9
         Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Contract. Under the Advisory Contract, BlackRock is liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. The Advisory Contract is terminable as to the Portfolio by vote of the Fund's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BlackRock. BlackRock may also terminate its advisory relationship with respect to the Portfolio on 60 days' written notice to the Fund.
0
         Administration Agreement. BlackRock and PFPC serve as the Fund's co-administrators pursuant to an administration agreement (the "Administration Agreement"). PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute the Portfolio's net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund's independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses.
1
         Under the Administration Agreement, the Fund pays to BAI and PFPC on behalf of the Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .085% of the first $500 million of the Portfolio's average daily net assets, .075% of the next $500 million of the Portfolio's average daily net assets and .065% of the average daily net assets of the Portfolio in excess of $1 billion and (ii) .145% of the first $500 million of average daily net assets allocated to each class of shares of the Portfolio,
 .135% of the next $500 million of such
2
                                       13
3
4
average daily net assets and .125% of the average daily net assets allocated to each class of shares of the Portfolio in excess of $1 billion.
5
         Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations. Pursuant to the terms of the Administration Agreement, BlackRock has delegated certain of its duties thereunder to BDI.
6
         The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.
7
         The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.
8
         Custodian and Transfer Agency Agreements. Pursuant to the terms of a custodian agreement (the "Custodian Agreement") between the Fund and PNC Bank, as of January 1, 1999 PNC Bank has assigned its rights and delegated its duties as the Fund's custodian to its affiliate, PFPC Trust Company ("PTC"). Under the Custodian Agreement, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio's operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund.
9
         For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio's average gross assets. PTC is also entitled to out-of-pocket expenses and certain transaction charges.
0
         PFPC, which has its principal offices at 400 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems Service, Investor, and Institutional classes of shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional and Service Shares in the Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to Investor Shares, PFPC receives per account fees. Until further notice, the transfer agency fees for each series of Investor Shares in the Portfolio will not exceed the annual rate of .10% of the series' average daily net assets.
1
                                       14
2
3
         Distributor and Distribution and Service Plan. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor's principal business address is 3200 Horizon Drive, King of Prussia, PA 19406.
4
         Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay the Distributor and/or BlackRock or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (collectively, "Service Organizations"). The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.
5
         The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.
6
         With respect to Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .10% of the average daily net asset value of the Portfolio's outstanding Investor A Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Investor A Shares.
7
         With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of the Portfolio's outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.
8
         With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of the Portfolio's outstanding Investor C Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase. 9
         The Fund is not required or permitted under the Plan to make distribution payments with respect to Service or Institutional Shares. However, the Plan permits BDI, BlackRock, PFPC and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, BlackRock and their affiliates may pay affiliated and unaffiliated financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional Payments") would be in addition to the
0
                                       15
1
2
payments by the Fund described in this Statement of Additional Information for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for a dealer's examination of the Portfolio and payments for providing extra employee training and information relating to Portfolio; "listing" fees for the placement of the Portfolio on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, BlackRock and their affiliates may make Additional Payments to affiliated and unaffiliated entities for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Fund. The Additional Payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the affiliated and unaffiliated financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.
3
         Service Organizations may charge their clients additional fees for account-related services.
4
         The Fund intends to enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers ("Customers") who are the beneficial owners of Service, Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor B and Investor C Shares owned beneficially by their Customers and .15% (on an annualized basis) of the average daily net asset value of the Service Shares beneficially owned by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers' investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. In consideration for payment of a shareholder processing fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service, Investor A, Investor B and Investor C Shares owned beneficially by their Customers, Service Organizations may provide one or more of these additional services to such Customers: (i) providing necessary personnel and facilities to establish and maintain Customer accounts and records; (ii) assistance in aggregating and processing purchase, exchange and redemption transactions; (iii) placement of net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Customer orders to purchase or redeem shares; (vi) processing dividend payments; (vii) verifying and guaranteeing Customer signatures in connection with redemption orders and transfers and changes in Customer-designated accounts, as necessary; (viii) providing periodic statements showing Customers' account balances and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with a Service Organization; (ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to Customers; (xi) receiving, tabulating and transmitting to the Fund proxies executed by Customers with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by Customers or the information to the Fund necessary for subaccounting; (xiii) providing sub-transfer agency services; and (xiv) providing such other similar services as the Fund or a Customer may request.
5
         Code of Ethics. The Fund, BlackRock and BFM, and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.
6
                                       16
7
8
                                    EXPENSES
9
         Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BlackRock, the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder processing fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolio and its shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable. 0
                             PORTFOLIO TRANSACTIONS
1
         In executing portfolio transactions, the adviser seeks to obtain the best price and most favorable execution for the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.
2
         No Portfolio has any obligation to deal with any broker or group of brokers in the execution of Portfolio transactions. The adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio and the adviser' other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser under the investment advisory contract. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser to the Portfolio and their other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term. The advisory fees that the Portfolio pays to the adviser will not be reduced as a consequence of the adviser's receipt of brokerage and research services. To the extent the Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser in carrying out their obligations to the Portfolio. While such services are not expected to reduce the expenses of the adviser, the adviser would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.
3
         Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).
4
         Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.
5
                                       17
6
7
         Purchases of money market instruments by the Portfolio are made from dealers, underwriters and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
8
         Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
9
         The adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.
0
         Investment decisions for the Portfolio and for other investment accounts managed by the adviser are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it could be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock and BFM, PTC, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock Advisors, Inc., BFM, PNC Bank, PTC, PFPC, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.
1
         The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.
2
                       PURCHASE AND REDEMPTION INFORMATION
3
Investor Shares
4
         Purchase of Shares. The minimum investment for the initial purchase of shares is $500; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, Distributor or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.
5
         Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the periods described in the Prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.
6
         The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf, and the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Such customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.
7
                                       18
8
9
         Purchases Through the Transfer Agent. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial purchase amount payable to BlackRock Funds. The Fund does not accept third party checks for initial or subsequent investments. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio with respect to which shares are purchased must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, specify the class of Investor Shares and include the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions.
0
         Other Purchase Information. Shares of the Portfolio of the Fund are sold on a continuous basis by BDI as the Distributor. BDI maintains its principal offices at 3200 Horizon Drive, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a "Business Day"). Shares of the Portfolio will not be priced on the following days when the NYSE is closed: New Year's Day, Martin Luther King, Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of the Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.
1
         Unless a sales charge waiver applies, Investor B shareholders pay a contingent deferred sales charge if they redeem during the first six years after purchase, and Investor C shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B or Investor C distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A Shares.
2
Dealer Reallowances
3
         The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of Investor A Shares.
4
                                                       Reallowance or
                                                       Placement Fees
         Amount of Transaction                       to Dealers (as % of
             at Offering Price                         Offering Price)*
-------------------------------------------  ----------------------------------
Less than $50,000                                           4.50%
$50,000 but less than $100,000                              4.25
$100,000 but less than $250,000                             4.00
$250,000 but less than $500,000                             3.00
$500,000 but less than $1,000,000                           2.00
$1 million but less than $3 million                         1.00
$3 million but less than $15 million                        0.50
$15 million and above                                       0.25
5
-------------------
* The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.
6
         During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales
7
                                       19
8
9
support services. The Distributor, BlackRock, Inc. and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Portfolio, to dealers in connection with the sale and distribution of shares (such as additional payments based on new sales), and may, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash.
0
         The following special purchase plans result in the waiver or reduction of sales charges for Investor A, B or C shares.
1
Sales Charge Waivers--Investor A Shares
2
         Qualified Plans. In general, the sales charge (as a percentage of the offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate in purchases of Investor A Shares of the Portfolio aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate in purchases of Investor A Shares of the Portfolio aggregating less than $500,000 will be 2.50%. The above schedule will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above.
3
         The Fund has established different waiver arrangements with respect to the sales charge on Investor A Shares of the Portfolio for purchases through certain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Fund.
4
         Investor A Shares of the Portfolio will be made available to plan participants at net asset value with the waiver of the initial sales charge on purchases through an eligible 401(k) plan participating in a Merrill Lynch 401(k) Program (an "ML 401(k) Plan") if:
5
           (i) the ML 401(k) Plan is record kept on a daily valuation basis by Merrill Lynch and, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or
6
           (ii) the ML 401(k) Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or
7
           (iii) the ML 401(k) Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.
8
         Other. The following persons associated with the Fund, the Distributor, the Fund's investment adviser or transfer agent and their affiliates may buy Investor A Shares of the Portfolio without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners; (b) employees and retirees; (c) registered representatives of brokers who have entered into selling agreements with the Distributor; (d) spouses, children, parents and siblings of any of the persons set forth in (a) through (c); and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge: (a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (c) registered investment adviser, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Portfolio; (d) persons participating in a "wrap account" or similar program under which they pay advisory fees to a broker-dealer or other financial
9
                                       20
0
1
institution; and (e) persons participating in an account or program under w hich they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.
2
Reduced Sales Charges--Investor A Shares
3
         Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $50,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any purchase order for $1,000,000 or more of Investor B Shares or Investor C Shares.
4
         Quantity Discounts. Larger purchases may reduce the sales charge price. Upon notice to the investor's broker or the transfer agent, purchases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment company, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.
5
         Right of Accumulation. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares that are subject to a front-end sales charge or the total amount of an investor's initial investment in such shares, less redemptions (whichever is greater) may be combined with the amount of the investor's current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor A Shares must be called to the attention of PFPC by the investor at the time of the current purchase.
6
         Letter of Intent. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Investor A Shares which, if made at one time, would qualify for a reduced sales charge. The Letter of Intent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. The investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent. All dividends and capital gains of the Portfolio that are invested in additional Investor A Shares of the same Portfolio are applied to the Letter of Intent.
7
         During the term of a Letter of Intent, the Fund's transfer agent will hold Investor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.
8
         If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.
9
                                       21
0
1
Investor B Shares
2
         Investor B Shares are subject to a deferred sales charge if they are redeemed within six years of purchase. Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund's Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor C Shares.
3
Investor C Shares
4
         Investor C Shares are subject to a deferred sales charge of 1.00% based on the lesser of the offering price or the net asset value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund's Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor B Shares.
5
         Exemptions from and Reductions of the Contingent Deferred Sales Charge-Investor B and Investor C Shares. The contingent deferred sales charge on Investor B Shares and Investor C Shares is not charged in connection with: (1) exchanges described in "Exchange Privilege" below; (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (4) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B Shares or Investor C Shares; (5) involuntary redemptions of Investor B Shares or Investor C Shares in accounts with low balances as described in "Redemption of Shares" below; and (6) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Systematic Withdrawal Plan" below. In addition, no contingent deferred sales charge is charged on Investor B Shares or Investor C Shares acquired through the reinvestment of dividends or distributions. The Fund also waives the contingent deferred sales charge on redemptions of Investor B Shares of the Portfolio purchased through certain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Fund.
6
         Investor B Shares of the Portfolio will be made available to plan participants at net asset value with the waiver of the contingent deferred sales charge if the shares were purchased through an ML 401(k) Plan if:
7
           (i) the ML 401(k) Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has less than $3 million in assets invested in Applicable Investments; or
8
           (ii) the ML 401(k) Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or
9
           (iii) the ML 401(k) Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.
0
         ML 401(k) Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Investor B shares of Non-Money Market Portfolios of the
1
                                       22
2
3
Fund convert to Investor A shares once the ML 401(k) Plan has reached $5 million invested in Applicable Investments. The ML 401(k) Plan will receive a plan-level share conversion.
4
         When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B Shares and Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.
5
Shareholder Features
6
         Exchange Privilege. Exchanges of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange. Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of the Money Market Portfolios for Investor A Shares of the Fund's Non-Money Market Portfolios. Similarly, exchanges of Investor B or Investor C Shares of a Money Market Portfolio for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Fund will also be subject to a CDSC, unless an exemption applies. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Investor B and Investor C Shares, the holding period of the Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange. No exchange fee is imposed by the Fund.
7
         Investor A Shares of Money Market Portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of the Portfolio subject to differential sales charges as applicable.
8
         The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.
9
         A shareholder wishing to make an exchange may do so by sending a written request to PFPC at the address given above. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.
0
         If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.
1
         Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.
2
                                       23
3
4
         The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Fund generally will suspend or terminate the exchange privilege of a shareholder who makes more than five exchanges out of any Portfolio in any twelve-month period or when the proposed exchange would make it difficult for the Portfolio's adviser to invest effectively in accordance with that Portfolio's investment objective.
5
         The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.
6
         By use of the exchange privilege, the investor authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and reasonably believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.
7
         A front-end sales charge or a contingent deferred sales charge will be imposed (unless an exemption from either sales charge applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor A Shares, Investor B Shares or Investor C Shares of a Non-Money Market Portfolio.
8
         Automatic Investment Plan ("AIP"). Investor Share shareholders and certain Service Share shareholders who were shareholders or the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50. 9
         Systematic Withdrawal Plan ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by Investor Share shareholders and certain Service Share shareholders who were shareholders at the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in the Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more either monthly, every other month, quarterly, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the application month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.
0
         Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the applicable CDSC.
1
         Redemption of Shares. Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record
2
                                       24
3
4
address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.
5
         A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.
6
         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.
7
         Payment of Redemption Proceeds. The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.
8
         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.
9
         Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)
0
         The Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of the Portfolio involuntarily at any time if the Fund's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.
1
Institutional Shares
2
         Purchase of Shares. Institutional Shares are offered to institutional investors, including (a) registered investment advisers with a minimum investment of $500,000 and (b) the trust departments of PNC Bank and its affiliates (collectively, "PNC") on behalf of clients for whom PNC (i) acts in a fiduciary capacity (excluding participant-direct employee benefit plans) or otherwise has investment discretion or (ii) acts as custodian with respect to at least $2,000,000 in assets, and individuals with a minimum investment of $2,000,000. The minimum initial investment for institutions is $5,000. There is no minimum subsequent investment requirement.
3
                                       25
4
5
         Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. The Fund does not accept third party checks for initial or subsequent investments.
6
         In the event that a shareholder acquiring Institutional Shares on or after May 1, 1998 ceases to meet the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholder's Institutional Shares will, upon the direction of the Fund's distributor, automatically be converted to shares of another class of the Portfolio having the same aggregate net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the Portfolio is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares of the Portfolio. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares of the Portfolio. Service Shares are currently authorized to bear additional service and processing fees at the aggregate annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the aggregate annual rate of .50% of average daily net assets.
7
         The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of the Portfolio at any time.
8
         Redemption of Shares. Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of BlackRock, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund.
9
         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.
0
         The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.
1
         Institutional Shares of the Portfolio may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.
2
Service Shares
3
         Purchase of Shares. Purchase orders for the Portfolio may be placed by telephoning PFPC at (800) 441-7450.
4
         In the event that a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group as described above) ceases to meet the eligibility standards for purchasing Service Shares, then the shareholder's Service Shares will, upon the direction of the Fund's distributor, automatically be converted to Investor A Shares of the Portfolio having the same aggregate net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the
5
                                       26
6
7
aggregate annual rate of .20% of average daily net assets. In the event that a shareholder acquiring Service Shares on or after May 1, 1998 subsequently satisfies the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholder's Service Shares will, upon the direction of the Fund's distributor, automatically be converted to Institutional Shares of Portfolio having the same aggregate net asset value as the shares converted.
8
         The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Service Shares and may suspend and resume the sale of shares of any Portfolio at any time.
9
         Redemption of Shares. Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of BlackRock, Inc., an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Institution.
0
         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at 400 Bellevue Parkway, Wilmington, DE 19809.
1
         The Fund may redeem Service Shares in any Portfolio account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.
2
         The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.
3
         Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.
4
         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administer.
5
         If shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at
(800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemptions privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem shares in certificated form.
6
                                       27
7
8
         Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio's combination with The PNC Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.
9
Dividends and Distributions
0
         The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income of the Portfolio is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the day of declaration. All dividends are paid not later than ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by the Portfolio at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.
1
         Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.
2
                        VALUATION OF PORTFOLIO SECURITIES
3
         In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.
4
         Net asset value is calculated separately for each class of shares of the Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by the Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.
5
         Valuation of securities held by the Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser under the supervision of the Board of Trustees determines such method does not represent fair value.
6
         Valuation of securities of foreign issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the
7
                                       28
8
9
Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.
0
         Certain of the securities acquired by the Portfolio may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.
1
         The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.
2
                             PERFORMANCE INFORMATION
3
         The Portfolio may quote performance in various ways. All performance information supplied by the Portfolio in advertising is historical and is not intended to indicate future returns.
4
         Total Return. For purposes of quoting and comparing the performance of shares of the Portfolio to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. The total return for each class of the Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:
5
                               T = [(ERV 1/n) - 1]
                                     -------
                                        P
6
         Where:
7
         T =      average annual total return.
8
         ERV =    ending redeemable value at the end of the period covered by the computation of a hypothetical  $1,000 payment made at the beginning of the period.
9
         P =      hypothetical initial payment of $1,000.
0
         n =      period covered by the computation, expressed in terms of
                  years.
1
         In calculating the ending redeemable value for Investor A Shares the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.
2
         The Portfolio may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of shares with other performance measures. For example, in comparing the total return of shares with data published by Lipper Analytical Services, Inc., CDA
3
                                       29
4
5
Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, the Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Portfolio may not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end and deferred sales charges charged to purchasers of Investor A, Investor B or Investor C Shares. The Investor A, Investor B and Investor C classes of the Portfolio will, however, disclose, if appropriate, the maximum applicable sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.
6
         In addition to average annual total returns, the Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking sales charges into account. Excluding the sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.
7
         Performance information for each class of shares may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in shares of the Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by the Portfolio with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of shares. When, however, the Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without reflecting the sales load.
8
         The performance of a class of the Portfolio's shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. The performance of a class of each of the Portfolio's shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and to the performance of the Dow Jones Industrial Average, the "stocks, bonds and inflation index" published annually by Ibbotson Associates, the Lipper International Fund Index, the Lipper Small Cap International Fund Index, the Lehman Corporate Bond Index and the Financial Times World Stock Index. Performance information may also include evaluations of the Portfolio and its share classes published by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.
9
         In addition to providing performance information that demonstrates the actual return of a class of shares, the Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend investment plan or the impact on tax-deferring investing.
0
         Performance quotations for shares of the Portfolio represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for shares of the Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often
1
                                       30
2
3
provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in the Portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in shares will not be included in the Portfolio performance calculations.
4
         Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of the Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-free investing. The Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in the Portfolio.
5
         Miscellaneous. When comparing the Portfolio's performance to stock mutual fund performance indices prepared by Lipper or other organizations, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility.
6
         From time to time, the Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example the Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Portfolio to one another in appropriate categories over specific periods of time may also be quoted in advertising.
7
         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Portfolio may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolio. The Portfolio may also compare performance to that of other compilations or indices that may be developed and made available in the future. 8
         The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives) investment management techniques, policies or investment suitability of the Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Portfolio), as well as the views of the Portfolio's adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolio. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of the Portfolio. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an
9
                                       31
0
1
investment in the Portfolio and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Portfolio's investment adviser. Materials may refer to the CUSIP numbers of the various classes of the Portfolio and may illustrate how to find the listings of the Portfolio in newspapers and periodicals. Materials may also include discussions of other Portfolio, products, and services.
2
         Charts and graphs using net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.
3
         The Portfolio may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.
4
         The Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, the Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
5
         Momentum indicators indicate the Portfolio's price movements over specific periods of time. Each point on the momentum indicator represents the Portfolio's percentage change in price movements over that period.
6
         The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Portfolio may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.
7
         The Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.
8
         Advertisements and sales materials relating to the Portfolio may include information regarding the background, experience and expertise of the investment adviser and/or portfolio managers for the Portfolio.
9
                                      TAXES
0
1
         The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax adviser with specific reference to their own tax situation.
2
         The Portfolio will elect and intends to qualify for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio generally is exempt from federal income tax on its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and
3
                                       32
4
>
5
6
net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its net investment income and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of net investment income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.
7
         In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").
8
         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.
9
         Distributions of net investment income will be taxable (other than the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.
0
         The Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.
1
         Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below. 2
         Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 38.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains of individuals are taxed at a maximum rate of 20% with respect to capital assets held for more than one year and 18% with respect to capital assets held for more than five years that have a holding period beginning after December 31, 2000. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.
3
         A shareholder will recognize gain or loss on the sale, exchange or redemption of the Portfolio's shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of the Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.
4
5
                                       33
6
7
         The Portfolio may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, and options and futures contracts (including options, futures and forward contracts on foreign currencies). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.
8
         If the Portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the Portfolio may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. If the Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, the Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).
9
         Ordinary income dividends paid by the Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of "qualifying dividends" received by the Portfolio from domestic corporations for the taxable year. A dividend received by the Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio.
0
         If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of such Portfolio's current or accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.
1
         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.
2
         Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the
3
                                       34
4
5
shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.
6
         The Fund will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."
7
         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio and capital gain dividends. If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.
8
9
         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolio each year.
0
         The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
1
         Although the Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.
2
                    ADDITIONAL INFORMATION CONCERNING SHARES
3
         Shares of each class of the Portfolio of the Fund bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Amended and Restated Distribution and Service Plan. Each share of the Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.
4
         Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.
5
                                       35
6
7
         There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.
8
         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.
9
         The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of the Portfolio may be charged to a specific class of shares representing interests in that Portfolio.
0
         The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:
(i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of the Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.
1
                                  MISCELLANEOUS
2
         The Fund. The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open end, diversified management investment company. Effective January 31, 1998, the Fund changed its name from Compass Capital Funds(SM) to BlackRock Funds(SM).
3
         Counsel. The law firm of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, serves as the Fund's counsel.
4
         Independent Accountants. PricewaterhouseCoopers LLP, with offices located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania, serves as the Fund's independent accountants.
5
                                       36
6
7
         Five Percent Owners. The name, address and percentage ownership of each person that on January 10, 2002 owned of record or beneficially 5% or more of the outstanding shares of the Portfolio which had commenced operations as of that date was as follows:
8
         Institutional Shares - BlackRock Funding Inc., 345 Park Avenue 14th Floor, New York, NY 10154, 99.980%
9
         On January 10, 2002, PNC Bank, which has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, held of record approximately 76.327% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by The PNC Financial Services Group, Inc. a publicly-held bank holding company.
0
         Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.
1
                                       37
2
3
                                   APPENDIX A
4
Commercial Paper Ratings
------------------------
5
         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:
6
         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."
7
         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
8
         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.
9
         "B" - Issue has only a speculative capacity for timely payment.
0
         "C" - Issue has a doubtful capacity for payment.
1
         "D" - Issue is in payment default.
2
         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:
3
         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.
4
         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
5
         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
6
         "Not Prime" - Issuer does not fall within any of the Prime rating categories.
7
         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:
8
         "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
9
                                       A-1
0
1
         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
2
         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
3
         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
4
         "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.
5
         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.
6
         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.
7
         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:
8
         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
9
         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."
0
         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.
1
         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.
2
         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
3
         "D" - Securities are in actual or imminent payment default.
4
         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.
5
         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:
6
         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.
7
         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."
8
                                       A-2
9
0
         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.
1
         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.
2
         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:
3
         "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.
4
         "A1" - Obligations are supported by the highest capacity for timely repayment.
5
         "A2" - Obligations are supported by a satisfactory capacity for timely repayment.
6
         "A3" - Obligations are supported by a satisfactory capacity for timely repayment.
7
         "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.
8
         "C" - Obligations for which there is a high risk of default or which are currently in default.
9
Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------
0
         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:
1
         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
2
         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
3
         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
4
         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
5
         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
6
         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.
7
         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or
8
                                       A-3
9
0
willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.
1
         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.
2
         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.
3
         "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
4
         "CI" - This rating is reserved for income bonds on which no interest is being paid.
5
         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
6
         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
7
         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
8
         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:
9
         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
0
         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
1
         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
2
         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
3
         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of
4
                                       A-4
5
6
desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.
7
         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
8
         (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.
9
         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.
0
         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:
1
         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
2
         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
3
         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
4
         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.
5
         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.
6
         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.
7
         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:
8
         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
9
         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." 0
         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
1
                                       A-5
2
3
         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
4
         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. 5
         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.
6
         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:
7
         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.
8
         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.
9
         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.
0
         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.
1
         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.
2
         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.
3
         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:
4
         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.
5
         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.
6
         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. 7
                                       A-6
8
9
         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
0
         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.
1
         "D" - This designation indicates that the long-term debt is in default.
2
         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.
3
Municipal Note Ratings
----------------------
4
         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:
5
         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.
6
         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.
7
         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
8
         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:
9
         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
0
         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
1
         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. 2
         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.
3
         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.
4
         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.
5
6
                                       A-7
7
8
9
                                   APPENDIX B
0
          Certain Portfolios of the Fund may enter into futures transactions. These transactions are described in this Appendix.
1
Futures Contracts
-----------------
2
          If so provided in the Prospectus relating to a particular Portfolio, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any foreign government fixed-income security, on various currencies and on such indices of U.S. and foreign securities as may exist or come into existence.
3
          A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the foreign currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.
4
          Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.
5
Margin
------
6
          If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.
7
          Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.
8
          The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the
9
                                       B-1
0
1
futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.
2
Options on Futures Contracts
----------------------------
3
          A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.
4
          The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.
5
Limitations on Futures Contracts and Options on Futures Contracts
-----------------------------------------------------------------
6
          A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of a Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a bona fide hedge position.
7
Risks of Transactions in Futures Contracts and Options on Futures Contracts
---------------------------------------------------------------------------
8
          The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio's Advisor may still not result in a successful hedging transaction.
9
          There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.
0
          Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be
1
                                       B-2
2
3
required to make daily cash payments of variation margin on open futures positions. In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.
4
          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.
5
          Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.
6
          In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.
7
          If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.
8
          In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.
9
Accounting Treatment
--------------------
0
          Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.
1
                                       B-3